UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-04149
                                   ---------

                        FRANKLIN TAX-FREE TRUST
                        -----------------------
          (Exact name of registrant as specified in charter)

             ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
           (Address of principal executive offices) (Zip code)

   MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   -----------------------------------------------------------------
                (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 02/28
                         -----

Date of reporting period: 02/28/05
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.



                                                FEBRUARY 28, 2005
--------------------------------------------------------------------------------

                                                Franklin Florida Insured
                                                Tax-Free Income Fund

                                                Franklin Insured
                                                Tax-Free Income Fund

           [GRAPHIC OMITTED]                    Franklin Massachusetts Insured
                                                Tax-Free Income Fund

                                                Franklin Michigan Insured
                                                Tax-Free Income Fund

                                                Franklin Minnesota Insured
                                                Tax-Free Income Fund

                                                Franklin Ohio Insured
                                                Tax-Free Income Fund

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ANNUAL REPORT AND SHAREHOLDER LETTER                 TAX - FREE INCOME
--------------------------------------------------------------------------------

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                  FRANKLIN TAX-FREE TRUST              THIS DOCUMENT
                                                       FASTER VIA EMAIL?

                                                       Eligible shareholders can
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                                                       franklintempleton.com.
           [GRAPHIC OMITTED]                           See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTEMENTS

                      FRANKLIN o Templeton o Mutual Series

                              FRANKLIN TEMPLETON INVESTMENTS

                              GAIN FROM OUR PERSPECTIVE

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the annual report

      CONTENTS

SHAREHOLDER LETTER ...........................     1

SPECIAL FEATURE:
Understanding Interest Rates .................     4

ANNUAL REPORT

Municipal Bond
Market Overview ..............................     7

Investment Strategy and
Manager's Discussion .........................     9

Franklin Florida Insured
Tax-Free Income Fund .........................    10

Franklin Insured
Tax-Free Income Fund .........................    16

Franklin Massachusetts
Insured Tax-Free Income Fund .................    24

Franklin Michigan Insured
Tax-Free Income Fund .........................    32

Franklin Minnesota Insured
Tax-Free Income Fund .........................    41

Franklin Ohio Insured
Tax-Free Income Fund .........................    49

Financial Highlights and
Statements of Investments ....................    58

Financial Statements .........................   119

Notes to Financial Statements ................   128

Report of Independent
Registered Public
Accounting Firm ..............................   142

Tax Designation ..............................   143

Board Members and Officers ...................   144

Shareholder Information ......................   149

--------------------------------------------------------------------------------



ANNUAL REPORT

MUNICIPAL BOND MARKET OVERVIEW

For the one-year period ended February 28, 2005, the fixed income markets had positive performance despite record high oil prices, the presidential election, concerns about the dollar, and mixed economic releases. Although experiencing some volatility throughout the year, long-term interest rates ended the year close to where they started. Municipal bonds outperformed U.S. Treasury bonds with similar maturities. The Lehman Brothers Municipal Bond Index returned 2.96% for the period, while the Lehman Brothers U. S. Treasury Index returned 1.31%.(1)

In contrast, short-term interest rates experienced greater changes over the year. The Federal Reserve Board raised the federal funds target rate from 1.00% to 2.50% in six successive moves from late June through February. The Treasury yield curve, which shows rates for Treasuries with short to long maturities, flattened somewhat as short-term rates went up and longer-maturity Treasuries traded in a narrower range. Over the one-year period, the 10-year Treasury bond yield increased 37 basis points, while the 30-year Treasury bond yield decreased 12 basis points. (One hundred basis points equal one percent.) According to Municipal Market Data, 10- and 30-year municipal bond yields increased 34 and 7 basis points.(2) Consequently, long-maturity municipal bonds outperformed intermediates.

Although short-term interest rates rose during the year, overall interest rates remained relatively low. This environment led to another high-volume year for new-issue municipal bonds. Just as homebuyers seek the lowest mortgage rates, municipalities borrow money when interest rates are low. Thus, over the past two years, municipalities have issued more bonds to lock in lower rates. Municipalities issued more than $358 billion in new debt during 2004.(3) Although this was

(1) Source: Lehman Brothers Inc. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint), flower bonds, targeted investor notes (TINs), and state and local government series (SLGS) bonds, STRIPS and Treasury Inflation-Protected Securities (TIPS).

(2) Source: Thomson Financial.

(3) Source: THE BOND BUYER.


                                                               Annual Report | 7
      a decrease of more than 6% from 2003 (a record year), 2004 was the third successive year of more than $300 billion in new issuance.(3) Demand for municipal bonds remained strong as investors sought to reinvest proceeds from a combination of coupon payments, maturities and bond calls. Healthy demand came from a wide range of traditional buyers including mutual funds, individuals and property and casualty companies, as well as crossover buyers. Crossover buyers, such as hedge funds, typically invest in taxable securities, but they enter the tax-exempt market when municipal valuations are attractive.

      THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Annual Report

INVESTMENT STRATEGY AND
MANAGER'S DISCUSSION

      We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

      The mixture of our value-oriented philosophy of investing primarily for income and a relatively steep yield curve favored the use of longer-term bonds. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

      We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

      THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Florida Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal income tax consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in insured securities that pay interest free from such tax.(1),(2) In addition, the Fund's shares are free from Florida's annual intangibles tax.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

DIVIDEND DISTRIBUTIONS(3)
Franklin Florida Insured
Tax-Free Income Fund - Class A
3/1/04-2/28/05

--------------------------------------------------------------------------------
MONTH                                                        DIVIDEND PER SHARE
--------------------------------------------------------------------------------
March                                                                3.80 cents
--------------------------------------------------------------------------------
April                                                                3.80 cents
--------------------------------------------------------------------------------
May                                                                  3.80 cents
--------------------------------------------------------------------------------
June                                                                 3.80 cents
--------------------------------------------------------------------------------
July                                                                 3.80 cents
--------------------------------------------------------------------------------
August                                                               3.80 cents
--------------------------------------------------------------------------------
September                                                            3.84 cents
--------------------------------------------------------------------------------
October                                                              3.84 cents
--------------------------------------------------------------------------------
November                                                             3.84 cents
--------------------------------------------------------------------------------
December                                                             3.84 cents
--------------------------------------------------------------------------------
January                                                              3.84 cents
--------------------------------------------------------------------------------
February                                                             3.84 cents
--------------------------------------------------------------------------------
TOTAL                                                               45.84 CENTS
--------------------------------------------------------------------------------

This annual report for Florida Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $10.97 on February 29, 2004, to $10.80 on February 28, 2005. The Fund's Class A shares paid dividends totaling 45.84 cents per share for the same period.(3) The Performance Summary beginning on page 12 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.09%. An investor in the 2005 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.29% from a taxable investment to match the Fund's Class A tax-free distribution rate.

STATE UPDATE

Florida's service-based economy proved resilient in the face of adversity as it quickly recovered from the 2004 storm season and continued to outpace the national recovery. Business services employment was notably strong as was hiring in the scientific and technical services-producing industries. Despite the negative impact from four hurricanes that made landfall in or near the state, tourism increased in 2004. Unemployment remained below the national average,

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

(3) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 59.


10 | Annual Report
and personal incomes, while still trailing the nation's, also made steady gains during the period under review.

Population growth, especially among senior citizens, continued to be a primary factor affecting Florida's financial condition, state employment trends and government services. However, any increased effect the state's demographics placed on education, corrections, transportation, health and human services in 2004 was temporarily absorbed by Florida's abundant coffers. The state was one of few to maintain significant reserves throughout the recent recession.

Florida's financial condition strengthened significantly in 2004 as revenue collections well exceeded estimates, even after a series of upward revisions. The state's annual Debt Affordability Report, a critical component of the state's financial operations, showed improvement in the ratio of debt service against revenue. Because of its rapid growth rates, Florida must continually evaluate alternative funding sources to pay for voter-authorized constitutional amendments. As it is, Florida's tax-supported debt burden is considered above average and continues to grow. However, unlike many states, Florida historically has issued debt to fund local school construction thereby alleviating some of the tax burden from local governments or school districts.

Due to Florida's strong and growing financial reserves, stable revenue performance and solid economic long-term growth prospects, Moody's Investors Service, an independent credit rating agency, recently upgraded Florida's general obligation debt rating to Aa1 from Aa2 with a stable outlook.(4)

MANAGER'S DISCUSSION

We used various strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Florida Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

(4) This does not indicate Moody's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Florida Insured
Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities**                                                               27.2%
--------------------------------------------------------------------------------
Other Revenue                                                             19.0%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                      14.5%
--------------------------------------------------------------------------------
Tax-Supported                                                             13.2%
--------------------------------------------------------------------------------
Transportation                                                             9.4%
--------------------------------------------------------------------------------
Prerefunded                                                                6.0%
--------------------------------------------------------------------------------
Housing                                                                    5.0%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     2.9%
--------------------------------------------------------------------------------
General Obligation                                                         1.4%
--------------------------------------------------------------------------------
Higher Education                                                           1.4%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.


                                                              Annual Report | 11

PERFORMANCE SUMMARY AS OF 2/28/05

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------
CLASS A                                                 CHANGE     2/28/05     2/29/04
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.17      $10.80      $10.97
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/04-2/28/05)
----------------------------------------------------------------------------------------
Dividend Income                             $0.4584
----------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

----------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR      5-YEAR     10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +2.79%     +40.52%     +83.05%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                           -1.61%      +6.11%      +5.78%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                      -1.76%      +5.42%      +5.63%
----------------------------------------------------------------------------------------
   Distribution Rate(4)                        4.09%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)     6.29%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                3.12%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                 4.80%
----------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        Franklin Florida      Lehman Brothers
                        Insured Tax-Free      Municipal Bond
   Date                   Income Fund             Index(7)               CPI(7)
----------              ----------------      ---------------          ---------
  3/1/1995                   $9,578               $10,000               $10,000
 3/31/1995                   $9,667               $10,115               $10,033
 4/30/1995                   $9,678               $10,127               $10,066
 5/31/1995                  $10,039               $10,450               $10,086
 6/30/1995                   $9,891               $10,359               $10,106
 7/31/1995                   $9,957               $10,457               $10,106
 8/31/1995                  $10,084               $10,589               $10,133
 9/30/1995                  $10,159               $10,656               $10,152
10/31/1995                  $10,354               $10,811               $10,186
11/30/1995                  $10,575               $10,991               $10,179
12/31/1995                  $10,723               $11,096               $10,172
 1/31/1996                  $10,750               $11,180               $10,232
 2/29/1996                  $10,627               $11,105               $10,265
 3/31/1996                  $10,896               $10,963               $10,318
 4/30/1996                  $10,849               $10,932               $10,358
 5/31/1996                  $10,858               $10,928               $10,378
 6/30/1996                  $11,011               $11,047               $10,384
 7/31/1996                  $11,127               $11,147               $10,404
 8/31/1996                  $11,111               $11,144               $10,424
 9/30/1996                  $11,337               $11,300               $10,457
10/31/1996                  $11,430               $11,428               $10,490
11/30/1996                  $11,643               $11,637               $10,510
12/31/1996                  $11,575               $11,588               $10,510
 1/31/1997                  $11,057               $11,610               $10,543
 2/28/1997                  $11,171               $11,716               $10,577
 3/31/1997                  $10,987               $11,560               $10,603
 4/30/1997                  $11,101               $11,657               $10,616
 5/31/1997                  $11,267               $11,832               $10,610
 6/30/1997                  $11,396               $11,958               $10,623
 7/31/1997                  $11,775               $12,289               $10,636
 8/31/1997                  $11,640               $12,174               $10,656
 9/30/1997                  $11,772               $12,319               $10,683
10/31/1997                  $11,884               $12,398               $10,709
11/30/1997                  $11,966               $12,471               $10,702
12/31/1997                  $12,158               $12,653               $10,689
 1/31/1998                  $12,292               $12,783               $10,709
 2/28/1998                  $12,285               $12,787               $10,729
 3/31/1998                  $12,303               $12,799               $10,749
 4/30/1998                  $12,267               $12,741               $10,769
 5/31/1998                  $12,436               $12,942               $10,789
 6/30/1998                  $12,485               $12,994               $10,802
 7/31/1998                  $12,541               $13,026               $10,815
 8/31/1998                  $12,726               $13,227               $10,828
 9/30/1998                  $12,847               $13,392               $10,842
10/31/1998                  $12,866               $13,392               $10,868
11/30/1998                  $12,956               $13,439               $10,868
12/31/1998                  $12,970               $13,473               $10,861
 1/31/1999                  $13,084               $13,633               $10,888
 2/28/1999                  $13,024               $13,573               $10,901
 3/31/1999                  $13,058               $13,592               $10,934
 4/30/1999                  $13,071               $13,626               $11,014
 5/31/1999                  $12,991               $13,547               $11,014
 6/30/1999                  $12,794               $13,352               $11,014
 7/31/1999                  $12,816               $13,401               $11,047
 8/31/1999                  $12,643               $13,293               $11,074
 9/30/1999                  $12,577               $13,299               $11,127
10/31/1999                  $12,357               $13,155               $11,146
11/30/1999                  $12,489               $13,295               $11,153
12/31/1999                  $12,374               $13,196               $11,153
 1/31/2000                  $12,309               $13,138               $11,186
 2/29/2000                  $12,475               $13,291               $11,252
 3/31/2000                  $12,824               $13,581               $11,345
 4/30/2000                  $12,706               $13,501               $11,352
 5/31/2000                  $12,582               $13,431               $11,365
 6/30/2000                  $12,975               $13,787               $11,425
 7/31/2000                  $13,200               $13,979               $11,451
 8/31/2000                  $13,399               $14,194               $11,451
 9/30/2000                  $13,276               $14,120               $11,511
10/31/2000                  $13,454               $14,274               $11,531
11/30/2000                  $13,587               $14,382               $11,537
12/31/2000                  $14,001               $14,738               $11,531
 1/31/2001                  $14,032               $14,884               $11,604
 2/28/2001                  $14,109               $14,931               $11,650
 3/31/2001                  $14,235               $15,065               $11,677
 4/30/2001                  $14,047               $14,901               $11,723
 5/31/2001                  $14,158               $15,062               $11,776
 6/30/2001                  $14,264               $15,163               $11,796
 7/31/2001                  $14,532               $15,387               $11,763
 8/31/2001                  $14,784               $15,641               $11,763
 9/30/2001                  $14,722               $15,588               $11,816
10/31/2001                  $14,909               $15,774               $11,776
11/30/2001                  $14,780               $15,641               $11,756
12/31/2001                  $14,627               $15,493               $11,710
 1/31/2002                  $14,826               $15,762               $11,736
 2/28/2002                  $14,977               $15,952               $11,783
 3/31/2002                  $14,704               $15,639               $11,849
 4/30/2002                  $14,926               $15,945               $11,915
 5/31/2002                  $15,028               $16,041               $11,915
 6/30/2002                  $15,136               $16,211               $11,922
 7/31/2002                  $15,315               $16,420               $11,935
 8/31/2002                  $15,500               $16,617               $11,975
 9/30/2002                  $15,923               $16,981               $11,995
10/31/2002                  $15,616               $16,699               $12,015
11/30/2002                  $15,566               $16,630               $12,015
12/31/2002                  $15,894               $16,981               $11,988
 1/31/2003                  $15,864               $16,938               $12,041
 2/28/2003                  $16,050               $17,175               $12,134
 3/31/2003                  $16,096               $17,185               $12,207
 4/30/2003                  $16,243               $17,299               $12,180
 5/31/2003                  $16,626               $17,704               $12,160
 6/30/2003                  $16,578               $17,628               $12,174
 7/31/2003                  $15,893               $17,011               $12,187
 8/31/2003                  $15,990               $17,138               $12,233
 9/30/2003                  $16,401               $17,642               $12,273
10/31/2003                  $16,322               $17,553               $12,260
11/30/2003                  $16,512               $17,736               $12,227
12/31/2003                  $16,655               $17,883               $12,213
 1/31/2004                  $16,775               $17,986               $12,273
 2/29/2004                  $17,059               $18,256               $12,339
 3/31/2004                  $17,014               $18,193               $12,419
 4/30/2004                  $16,541               $17,762               $12,459
 5/31/2004                  $16,440               $17,697               $12,531
 6/30/2004                  $16,458               $17,762               $12,571
 7/31/2004                  $16,691               $17,996               $12,551
 8/31/2004                  $17,008               $18,356               $12,558
 9/30/2004                  $17,132               $18,454               $12,584
10/31/2004                  $17,284               $18,612               $12,651
11/30/2004                  $17,125               $18,459               $12,657
12/31/2004                  $17,365               $18,684               $12,611
 1/31/2005                  $17,601               $18,859               $12,638
 2/28/2005                  $17,533               $18,796               $12,710

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS A                      2/28/05
-------------------------------------
1-Year                        -1.61%
-------------------------------------
5-Year                        +6.11%
-------------------------------------
10-Year                       +5.78%
-------------------------------------

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the 3.84 cent per share current monthly dividend and the maximum offering price of $11.28 per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the 2005 maximum federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 13

YOUR FUND'S EXPENSES

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                        VALUE 8/31/04        VALUE 2/28/05    PERIOD* 8/31/04-2/28/05
------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,030.90               $3.83
------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,021.03               $3.81
------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.76%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 15

FRANKLIN INSURED TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal income tax consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in insured securities that pay interest free from such tax.(1),(2)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.62 on February 29, 2004, to $12.41 on February 28, 2005. The Fund's Class A shares paid dividends totaling 54.96 cents per share for the same period.(3) The Performance Summary beginning on page 18 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.19%, based on an annualization of the current 4.53 cent per share dividend and the maximum offering price of $12.96 on February 28, 2005. An investor in the 2005 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.45% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

(3) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 65.


16 | Annual Report

DIVIDEND DISTRIBUTIONS(3)
Franklin Insured Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                              DIVIDEND PER SHARE
                              --------------------------------------------------
MONTH                            CLASS A            CLASS B           CLASS C
--------------------------------------------------------------------------------
March                          4.58 cents          4.01 cents        4.02 cents
--------------------------------------------------------------------------------
April                          4.58 cents          4.01 cents        4.02 cents
--------------------------------------------------------------------------------
May                            4.58 cents          4.01 cents        4.02 cents
--------------------------------------------------------------------------------
June                           4.58 cents          4.00 cents        4.00 cents
--------------------------------------------------------------------------------
July                           4.58 cents          4.00 cents        4.00 cents
--------------------------------------------------------------------------------
August                         4.58 cents          4.00 cents        4.00 cents
--------------------------------------------------------------------------------
September                      4.58 cents          4.01 cents        4.01 cents
--------------------------------------------------------------------------------
October                        4.58 cents          4.01 cents        4.01 cents
--------------------------------------------------------------------------------
November                       4.58 cents          4.01 cents        4.01 cents
--------------------------------------------------------------------------------
December                       4.58 cents          4.01 cents        4.00 cents
--------------------------------------------------------------------------------
January                        4.58 cents          4.01 cents        4.00 cents
--------------------------------------------------------------------------------
February                       4.58 cents          4.01 cents        4.00 cents
--------------------------------------------------------------------------------
TOTAL                         54.96 CENTS         48.09 CENTS       48.09 CENTS
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

We used various strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Insured Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                               17.6%
--------------------------------------------------------------------------------
Utilities                                                                 17.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    16.4%
--------------------------------------------------------------------------------
General Obligation                                                        16.2%
--------------------------------------------------------------------------------
Transportation                                                            12.2%
--------------------------------------------------------------------------------
Tax-Supported                                                              6.0%
--------------------------------------------------------------------------------
Higher Education                                                           5.7%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       5.4%
--------------------------------------------------------------------------------
Other Revenue                                                              2.4%
--------------------------------------------------------------------------------
Housing                                                                    0.7%
--------------------------------------------------------------------------------
Corporate-Backed                                                           0.3%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.


                                                              Annual Report | 17

PERFORMANCE SUMMARY AS OF 2/28/05

FRANKLIN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------
CLASS A                                                 CHANGE     2/28/05     2/29/04
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.21      $12.41      $12.62
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/04-2/28/05)
----------------------------------------------------------------------------------------
Dividend Income                             $0.5496
----------------------------------------------------------------------------------------
Long-Term Capital Gain                      $0.0095
----------------------------------------------------------------------------------------
         TOTAL                              $0.5591
----------------------------------------------------------------------------------------
CLASS B                                                 CHANGE     2/28/05     2/29/04
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.20      $12.47      $12.67
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/04-2/28/05)
----------------------------------------------------------------------------------------
Dividend Income                             $0.4809
----------------------------------------------------------------------------------------
Long-Term Capital Gain                      $0.0095
----------------------------------------------------------------------------------------
         TOTAL                              $0.4904
----------------------------------------------------------------------------------------
CLASS C                                                 CHANGE     2/28/05     2/29/04
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.21      $12.51      $12.72
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/04-2/28/05)
----------------------------------------------------------------------------------------
Dividend Income                             $0.4809
----------------------------------------------------------------------------------------
Long-Term Capital Gain                      $0.0095
----------------------------------------------------------------------------------------
         TOTAL                              $0.4904
----------------------------------------------------------------------------------------

Franklin Insured Tax-Free Income Fund paid distributions derived from long-term capital gains of 0.95 cents ($0.0095) per share in June 2004. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


18 | Annual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR     5-YEAR      10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +2.93%     +40.14%     +76.65%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                           -1.44%      +6.06%      +5.40%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                      -1.67%      +5.45%      +5.25%
----------------------------------------------------------------------------------------
   Distribution Rate(4)                        4.19%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)     6.45%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                3.21%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                 4.94%
----------------------------------------------------------------------------------------
                                                                               INCEPTION
CLASS B                                                  1-YEAR     5-YEAR      (2/1/00)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +2.35%     +36.75%     +38.54%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                           -1.59%      +6.15%      +6.48%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                      -1.70%      +5.54%      +6.27%
----------------------------------------------------------------------------------------
   Distribution Rate(4)                        3.80%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)     5.85%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                2.80%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                 4.31%
----------------------------------------------------------------------------------------
                                                                               INCEPTION
CLASS C                                                 1-YEAR      5-YEAR      (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +2.34%     +36.33%     +66.24%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                           +1.35%      +6.39%      +5.31%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                      +1.24%      +5.80%      +5.21%
----------------------------------------------------------------------------------------
   Distribution Rate(4)                        3.74%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)     5.75%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                2.81%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                 4.32%
----------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS A                      2/28/05
-------------------------------------
1-Year                        -1.44%
-------------------------------------
5-Year                        +6.06%
-------------------------------------
10-Year                       +5.40%
-------------------------------------

CLASS A (3/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          Franklin Insured     Lehman Brothers
                          Tax-Free Income      Municipal Bond
   Date                         Fund               Index(7)             CPI(7)
----------                ----------------     ---------------        ----------
  3/1/1995                     $9,576              $10,000             $10,000
 3/31/1995                     $9,659              $10,115             $10,033
 4/30/1995                     $9,679              $10,127             $10,066
 5/31/1995                     $9,898              $10,450             $10,086
 6/30/1995                     $9,851              $10,359             $10,106
 7/31/1995                     $9,900              $10,457             $10,106
 8/31/1995                     $9,988              $10,589             $10,133
 9/30/1995                    $10,035              $10,656             $10,152
10/31/1995                    $10,162              $10,811             $10,186
11/30/1995                    $10,301              $10,991             $10,179
12/31/1995                    $10,389              $11,096             $10,172
 1/31/1996                    $10,450              $11,180             $10,232
 2/29/1996                    $10,407              $11,105             $10,265
 3/31/1996                    $10,303              $10,963             $10,318
 4/30/1996                    $10,276              $10,932             $10,358
 5/31/1996                    $10,295              $10,928             $10,378
 6/30/1996                    $10,394              $11,047             $10,384
 7/31/1996                    $10,464              $11,147             $10,404
 8/31/1996                    $10,480              $11,144             $10,424
 9/30/1996                    $10,610              $11,300             $10,457
10/31/1996                    $10,703              $11,428             $10,490
11/30/1996                    $10,850              $11,637             $10,510
12/31/1996                    $10,824              $11,588             $10,510
 1/31/1997                    $10,838              $11,610             $10,543
 2/28/1997                    $10,915              $11,716             $10,577
 3/31/1997                    $10,814              $11,560             $10,603
 4/30/1997                    $10,890              $11,657             $10,616
 5/31/1997                    $11,017              $11,832             $10,610
 6/30/1997                    $11,115              $11,958             $10,623
 7/31/1997                    $11,377              $12,289             $10,636
 8/31/1997                    $11,279              $12,174             $10,656
 9/30/1997                    $11,395              $12,319             $10,683
10/31/1997                    $11,468              $12,398             $10,709
11/30/1997                    $11,543              $12,471             $10,702
12/31/1997                    $11,703              $12,653             $10,689
 1/31/1998                    $11,803              $12,783             $10,709
 2/28/1998                    $11,799              $12,787             $10,729
 3/31/1998                    $11,826              $12,799             $10,749
 4/30/1998                    $11,789              $12,741             $10,769
 5/31/1998                    $11,957              $12,942             $10,789
 6/30/1998                    $12,014              $12,994             $10,802
 7/31/1998                    $12,051              $13,026             $10,815
 8/31/1998                    $12,213              $13,227             $10,828
 9/30/1998                    $12,351              $13,392             $10,842
10/31/1998                    $12,357              $13,392             $10,868
11/30/1998                    $12,400              $13,439             $10,868
12/31/1998                    $12,413              $13,473             $10,861
 1/31/1999                    $12,525              $13,633             $10,888
 2/28/1999                    $12,475              $13,573             $10,901
 3/31/1999                    $12,515              $13,592             $10,934
 4/30/1999                    $12,537              $13,626             $11,014
 5/31/1999                    $12,470              $13,547             $11,014
 6/30/1999                    $12,309              $13,352             $11,014
 7/31/1999                    $12,328              $13,401             $11,047
 8/31/1999                    $12,177              $13,293             $11,074
 9/30/1999                    $12,155              $13,299             $11,127
10/31/1999                    $11,984              $13,155             $11,146
11/30/1999                    $12,105              $13,295             $11,153
12/31/1999                    $11,990              $13,196             $11,153
 1/31/2000                    $11,916              $13,138             $11,186
 2/29/2000                    $12,074              $13,291             $11,252
 3/31/2000                    $12,364              $13,581             $11,345
 4/30/2000                    $12,287              $13,501             $11,352
 5/31/2000                    $12,207              $13,431             $11,365
 6/30/2000                    $12,524              $13,787             $11,425
 7/31/2000                    $12,721              $13,979             $11,451
 8/31/2000                    $12,910              $14,194             $11,451
 9/30/2000                    $12,818              $14,120             $11,511
10/31/2000                    $12,967              $14,274             $11,531
11/30/2000                    $13,077              $14,382             $11,537
12/31/2000                    $13,430              $14,738             $11,531
 1/31/2001                    $13,512              $14,884             $11,604
 2/28/2001                    $13,553              $14,931             $11,650
 3/31/2001                    $13,657              $15,065             $11,677
 4/30/2001                    $13,500              $14,901             $11,723
 5/31/2001                    $13,638              $15,062             $11,776
 6/30/2001                    $13,748              $15,163             $11,796
 7/31/2001                    $13,950              $15,387             $11,763
 8/31/2001                    $14,159              $15,641             $11,763
 9/30/2001                    $14,094              $15,588             $11,816
10/31/2001                    $14,263              $15,774             $11,776
11/30/2001                    $14,178              $15,641             $11,756
12/31/2001                    $14,049              $15,493             $11,710
 1/31/2002                    $14,260              $15,762             $11,736
 2/28/2002                    $14,419              $15,952             $11,783
 3/31/2002                    $14,165              $15,639             $11,849
 4/30/2002                    $14,396              $15,945             $11,915
 5/31/2002                    $14,467              $16,041             $11,915
 6/30/2002                    $14,590              $16,211             $11,922
 7/31/2002                    $14,762              $16,420             $11,935
 8/31/2002                    $14,902              $16,617             $11,975
 9/30/2002                    $15,230              $16,981             $11,995
10/31/2002                    $14,997              $16,699             $12,015
11/30/2002                    $14,966              $16,630             $12,015
12/31/2002                    $15,263              $16,981             $11,988
 1/31/2003                    $15,236              $16,938             $12,041
 2/28/2003                    $15,413              $17,175             $12,134
 3/31/2003                    $15,465              $17,185             $12,207
 4/30/2003                    $15,600              $17,299             $12,180
 5/31/2003                    $15,969              $17,704             $12,160
 6/30/2003                    $15,928              $17,628             $12,174
 7/31/2003                    $15,329              $17,011             $12,187
 8/31/2003                    $15,445              $17,138             $12,233
 9/30/2003                    $15,852              $17,642             $12,273
10/31/2003                    $15,798              $17,553             $12,260
11/30/2003                    $15,965              $17,736             $12,227
12/31/2003                    $16,096              $17,883             $12,213
 1/31/2004                    $16,206              $17,986             $12,273
 2/29/2004                    $16,439              $18,256             $12,339
 3/31/2004                    $16,388              $18,193             $12,419
 4/30/2004                    $15,988              $17,762             $12,459
 5/31/2004                    $15,913              $17,697             $12,531
 6/30/2004                    $15,951              $17,762             $12,571
 7/31/2004                    $16,143              $17,996             $12,551
 8/31/2004                    $16,433              $18,356             $12,558
 9/30/2004                    $16,520              $18,454             $12,584
10/31/2004                    $16,671              $18,612             $12,651
11/30/2004                    $16,536              $18,459             $12,657
12/31/2004                    $16,760              $18,684             $12,611
 1/31/2005                    $16,955              $18,859             $12,638
 2/28/2005                    $16,916              $18,796             $12,710

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS B                      2/28/05
-------------------------------------
1-Year                        -1.59%
-------------------------------------
5-Year                        +6.15%
-------------------------------------
Since Inception (2/1/00)      +6.48%
-------------------------------------

CLASS B (2/1/00-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          Franklin Insured     Lehman Brothers
                          Tax-Free Income      Municipal Bond
   Date                         Fund              Index(7)              CPI(7)
----------                ----------------     ---------------        ----------
  2/1/2000                    $10,000              $10,000             $10,000
 2/29/2000                    $10,131              $10,116             $10,059
 3/31/2000                    $10,369              $10,337             $10,142
 4/30/2000                    $10,309              $10,276             $10,148
 5/31/2000                    $10,237              $10,223             $10,160
 6/30/2000                    $10,497              $10,494             $10,213
 7/31/2000                    $10,657              $10,640             $10,237
 8/31/2000                    $10,810              $10,804             $10,237
 9/30/2000                    $10,737              $10,747             $10,290
10/31/2000                    $10,847              $10,865             $10,308
11/30/2000                    $10,943              $10,947             $10,314
12/31/2000                    $11,235              $11,217             $10,308
 1/31/2001                    $11,297              $11,328             $10,373
 2/28/2001                    $11,327              $11,364             $10,415
 3/31/2001                    $11,417              $11,466             $10,438
 4/30/2001                    $11,282              $11,342             $10,480
 5/31/2001                    $11,391              $11,464             $10,527
 6/30/2001                    $11,478              $11,541             $10,545
 7/31/2001                    $11,650              $11,712             $10,515
 8/31/2001                    $11,819              $11,905             $10,515
 9/30/2001                    $11,761              $11,865             $10,563
10/31/2001                    $11,895              $12,006             $10,527
11/30/2001                    $11,819              $11,905             $10,509
12/31/2001                    $11,706              $11,792             $10,468
 1/31/2002                    $11,876              $11,997             $10,492
 2/28/2002                    $12,003              $12,141             $10,533
 3/31/2002                    $11,787              $11,903             $10,592
 4/30/2002                    $11,972              $12,136             $10,652
 5/31/2002                    $12,034              $12,210             $10,652
 6/30/2002                    $12,132              $12,339             $10,658
 7/31/2002                    $12,258              $12,498             $10,669
 8/31/2002                    $12,379              $12,648             $10,705
 9/30/2002                    $12,644              $12,925             $10,723
10/31/2002                    $12,446              $12,711             $10,741
11/30/2002                    $12,415              $12,658             $10,741
12/31/2002                    $12,654              $12,925             $10,717
 1/31/2003                    $12,627              $12,892             $10,764
 2/28/2003                    $12,768              $13,072             $10,847
 3/31/2003                    $12,805              $13,080             $10,912
 4/30/2003                    $12,910              $13,167             $10,889
 5/31/2003                    $13,209              $13,475             $10,871
 6/30/2003                    $13,179              $13,418             $10,883
 7/31/2003                    $12,669              $12,948             $10,895
 8/31/2003                    $12,759              $13,045             $10,936
 9/30/2003                    $13,087              $13,428             $10,972
10/31/2003                    $13,036              $13,361             $10,960
11/30/2003                    $13,168              $13,500             $10,930
12/31/2003                    $13,269              $13,612             $10,918
 1/31/2004                    $13,354              $13,690             $10,972
 2/29/2004                    $13,541              $13,896             $11,031
 3/31/2004                    $13,492              $13,847             $11,102
 4/30/2004                    $13,159              $13,519             $11,137
 5/31/2004                    $13,092              $13,470             $11,203
 6/30/2004                    $13,117              $13,519             $11,238
 7/31/2004                    $13,267              $13,697             $11,220
 8/31/2004                    $13,498              $13,972             $11,226
 9/30/2004                    $13,563              $14,046             $11,250
10/31/2004                    $13,680              $14,167             $11,309
11/30/2004                    $13,562              $14,050             $11,315
12/31/2004                    $13,738              $14,221             $11,274
 1/31/2005                    $13,902              $14,354             $11,297
 2/28/2005                    $13,754              $14,307             $11,363


20 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C                      2/28/05
-------------------------------------
1-Year                        +1.35%
-------------------------------------
5-Year                        +6.39%
-------------------------------------
Since Inception (5/1/95)      +5.31%
-------------------------------------

CLASS C (5/1/95-2/28/05)

                          Franklin Insured     Lehman Brothers
                          Tax-Free Income      Municipal Bond
                                Fund               Index(7)             CPI(7)
----------                ----------------     ---------------        ----------
  5/1/1995                    $10,000              $10,000             $10,000
 5/31/1995                    $10,238              $10,319             $10,020
 6/30/1995                    $10,192              $10,229             $10,039
 7/31/1995                    $10,238              $10,326             $10,039
 8/31/1995                    $10,324              $10,457             $10,066
 9/30/1995                    $10,376              $10,523             $10,086
10/31/1995                    $10,501              $10,676             $10,118
11/30/1995                    $10,630              $10,853             $10,112
12/31/1995                    $10,725              $10,957             $10,105
 1/31/1996                    $10,780              $11,040             $10,165
 2/29/1996                    $10,733              $10,966             $10,197
 3/31/1996                    $10,620              $10,825             $10,250
 4/30/1996                    $10,597              $10,795             $10,290
 5/31/1996                    $10,612              $10,791             $10,309
 6/30/1996                    $10,708              $10,908             $10,316
 7/31/1996                    $10,784              $11,007             $10,336
 8/31/1996                    $10,788              $11,004             $10,355
 9/30/1996                    $10,916              $11,158             $10,388
10/31/1996                    $11,007              $11,285             $10,421
11/30/1996                    $11,151              $11,491             $10,441
12/31/1996                    $11,118              $11,443             $10,441
 1/31/1997                    $11,127              $11,464             $10,474
 2/28/1997                    $11,210              $11,569             $10,507
 3/31/1997                    $11,092              $11,415             $10,533
 4/30/1997                    $11,173              $11,511             $10,546
 5/31/1997                    $11,297              $11,684             $10,540
 6/30/1997                    $11,392              $11,808             $10,553
 7/31/1997                    $11,653              $12,136             $10,566
 8/31/1997                    $11,548              $12,022             $10,586
 9/30/1997                    $11,660              $12,164             $10,612
10/31/1997                    $11,729              $12,243             $10,639
11/30/1997                    $11,800              $12,315             $10,632
12/31/1997                    $11,967              $12,494             $10,619
 1/31/1998                    $12,054              $12,623             $10,639
 2/28/1998                    $12,053              $12,627             $10,658
 3/31/1998                    $12,065              $12,638             $10,678
 4/30/1998                    $12,021              $12,581             $10,698
 5/31/1998                    $12,195              $12,780             $10,718
 6/30/1998                    $12,247              $12,831             $10,731
 7/31/1998                    $12,279              $12,863             $10,744
 8/31/1998                    $12,437              $13,062             $10,757
 9/30/1998                    $12,572              $13,224             $10,770
10/31/1998                    $12,572              $13,224             $10,797
11/30/1998                    $12,609              $13,270             $10,797
12/31/1998                    $12,616              $13,304             $10,790
 1/31/1999                    $12,724              $13,462             $10,816
 2/28/1999                    $12,668              $13,403             $10,829
 3/31/1999                    $12,701              $13,422             $10,862
 4/30/1999                    $12,716              $13,455             $10,941
 5/31/1999                    $12,644              $13,377             $10,941
 6/30/1999                    $12,476              $13,185             $10,941
 7/31/1999                    $12,489              $13,233             $10,974
 8/31/1999                    $12,342              $13,127             $11,001
 9/30/1999                    $12,304              $13,132             $11,053
10/31/1999                    $12,115              $12,990             $11,073
11/30/1999                    $12,243              $13,128             $11,080
12/31/1999                    $12,121              $13,030             $11,080
 1/31/2000                    $12,041              $12,974             $11,113
 2/29/2000                    $12,196              $13,124             $11,178
 3/31/2000                    $12,481              $13,411             $11,271
 4/30/2000                    $12,399              $13,332             $11,277
 5/31/2000                    $12,313              $13,263             $11,290
 6/30/2000                    $12,625              $13,614             $11,350
 7/31/2000                    $12,816              $13,803             $11,376
 8/31/2000                    $12,998              $14,016             $11,376
 9/30/2000                    $12,913              $13,943             $11,435
10/31/2000                    $13,044              $14,095             $11,455
11/30/2000                    $13,149              $14,202             $11,461
12/31/2000                    $13,508              $14,553             $11,455
 1/31/2001                    $13,571              $14,697             $11,527
 2/28/2001                    $13,605              $14,744             $11,573
 3/31/2001                    $13,714              $14,876             $11,600
 4/30/2001                    $13,551              $14,715             $11,646
 5/31/2001                    $13,670              $14,873             $11,698
 6/30/2001                    $13,774              $14,973             $11,718
 7/31/2001                    $13,979              $15,194             $11,685
 8/31/2001                    $14,180              $15,445             $11,685
 9/30/2001                    $14,109              $15,393             $11,738
10/31/2001                    $14,270              $15,576             $11,698
11/30/2001                    $14,179              $15,445             $11,679
12/31/2001                    $14,044              $15,299             $11,633
 1/31/2002                    $14,259              $15,564             $11,659
 2/28/2002                    $14,399              $15,752             $11,705
 3/31/2002                    $14,141              $15,443             $11,771
 4/30/2002                    $14,363              $15,745             $11,837
 5/31/2002                    $14,438              $15,841             $11,837
 6/30/2002                    $14,555              $16,008             $11,843
 7/31/2002                    $14,706              $16,214             $11,856
 8/31/2002                    $14,850              $16,409             $11,896
 9/30/2002                    $15,168              $16,768             $11,916
10/31/2002                    $14,932              $16,490             $11,935
11/30/2002                    $14,894              $16,422             $11,935
12/31/2002                    $15,182              $16,768             $11,909
 1/31/2003                    $15,148              $16,726             $11,962
 2/28/2003                    $15,330              $16,960             $12,054
 3/31/2003                    $15,362              $16,970             $12,126
 4/30/2003                    $15,488              $17,082             $12,100
 5/31/2003                    $15,846              $17,482             $12,080
 6/30/2003                    $15,810              $17,407             $12,093
 7/31/2003                    $15,199              $16,798             $12,107
 8/31/2003                    $15,307              $16,924             $12,153
 9/30/2003                    $15,711              $17,421             $12,192
10/31/2003                    $15,650              $17,333             $12,179
11/30/2003                    $15,808              $17,514             $12,146
12/31/2003                    $15,928              $17,659             $12,133
 1/31/2004                    $16,029              $17,760             $12,192
 2/29/2004                    $16,251              $18,028             $12,258
 3/31/2004                    $16,193              $17,965             $12,337
 4/30/2004                    $15,782              $17,539             $12,377
 5/31/2004                    $15,714              $17,476             $12,449
 6/30/2004                    $15,731              $17,539             $12,488
 7/31/2004                    $15,923              $17,770             $12,469
 8/31/2004                    $16,198              $18,126             $12,475
 9/30/2004                    $16,276              $18,222             $12,502
10/31/2004                    $16,416              $18,379             $12,567
11/30/2004                    $16,275              $18,228             $12,574
12/31/2004                    $16,486              $18,450             $12,528
 1/31/2005                    $16,669              $18,623             $12,554
 2/28/2005                    $16,624              $18,561             $12,627

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the 2005 maximum federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 21

YOUR FUND'S EXPENSES

FRANKLIN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


22 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 8/31/04        VALUE 2/28/05    PERIOD* 8/31/04-2/28/05
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,029.60               $3.17
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,021.67               $3.16
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,026.70               $5.93
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,018.94               $5.91
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,026.60               $5.93
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,018.94               $5.91
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.63%;
B: 1.18%; and C: 1.18%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 23

FRANKLIN MASSACHUSETTS INSURED
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Massachusetts Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal and Massachusetts state personal income taxes consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in insured securities that pay interest free from such taxes.(1),(2)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Massachusetts Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.11 on February 29, 2004, to $11.98 on February 28, 2005. The Fund's Class A shares paid dividends totaling 51.60 cents per share for the same period.(3) The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.03%, based on an annualization of the current 4.20 cent per share dividend and the maximum offering price of $12.51 on February 28, 2005. An investor in the 2005 maximum combined federal and Massachusetts state personal income tax bracket of 38.45% would need to earn a distribution rate of 6.55% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

(3) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 81.


24 | Annual Report

COMMONWEALTH UPDATE

Massachusetts has a diverse and broad economy driven by the high-technology, health care, education and financial services sectors. The state's decade-long track record of financial discipline and professional management has helped in a period of economic slowdown. Although reduced compared with the booming late 1990s through 2001, the commonwealth's reserve levels began to accumulate with the fiscal year 2004 close, reversing a trend of declines caused by economic slowdown in recent years.

Tax revenue exceeded fiscal year 2004 estimates, with performance driven primarily by growth in personal income tax withholdings, estimated payments and sales taxes. The upturn in personal tax revenues suggested improving job growth, and in fact, the commonwealth's unemployment rate has declined from 5.5% in February 2004 to 4.9% in February 2005, below the overall U.S. unemployment rate.(4)

Offsetting the past year's various improvements was the state's high debt burden, which ranked second highest among the 50 states on a per capita basis and as a percentage of personal income. In addition, Massachusetts faces ongoing spending pressures, notably in the health care and pension areas. However, Moody's Investors Service affirmed the state's Aa2 general obligation bond rating and revised the commonwealth's outlook to stable from negative citing an improved financial position, increased reserve levels and signs of employment gains.(5)

(4) Source: Bureau of Labor Statistics.

(5) This does not indicate Moody's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Massachusetts Insured
Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Higher Education                                                          23.2%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    16.1%
--------------------------------------------------------------------------------
Transportation                                                            13.5%
--------------------------------------------------------------------------------
Other Revenue                                                             12.0%
--------------------------------------------------------------------------------
General Obligation                                                        11.6%
--------------------------------------------------------------------------------
Utilities                                                                 11.4%
--------------------------------------------------------------------------------
Prerefunded                                                                9.4%
--------------------------------------------------------------------------------
Tax-Supported                                                              1.2%
--------------------------------------------------------------------------------
Housing                                                                    1.1%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       0.5%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.


                                                              Annual Report | 25

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Insured Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                 -------------------------------
MONTH                                               CLASS A           CLASS C
--------------------------------------------------------------------------------
March                                             4.30 cents         3.74 cents
--------------------------------------------------------------------------------
April                                             4.30 cents         3.74 cents
--------------------------------------------------------------------------------
May                                               4.30 cents         3.74 cents
--------------------------------------------------------------------------------
June                                              4.30 cents         3.75 cents
--------------------------------------------------------------------------------
July                                              4.30 cents         3.75 cents
--------------------------------------------------------------------------------
August                                            4.30 cents         3.75 cents
--------------------------------------------------------------------------------
September                                         4.30 cents         3.76 cents
--------------------------------------------------------------------------------
October                                           4.30 cents         3.76 cents
--------------------------------------------------------------------------------
November                                          4.30 cents         3.76 cents
--------------------------------------------------------------------------------
December                                          4.30 cents         3.73 cents
--------------------------------------------------------------------------------
January                                           4.30 cents         3.73 cents
--------------------------------------------------------------------------------
February                                          4.30 cents         3.73 cents
--------------------------------------------------------------------------------
TOTAL                                            51.60 CENTS        44.94 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

We used various strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Massachusetts Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


26 | Annual Report

PERFORMANCE SUMMARY AS OF 2/28/05

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------
CLASS A                                                 CHANGE     2/28/05     2/29/04
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.13      $11.98      $12.11
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/04-2/28/05)
----------------------------------------------------------------------------------------
Dividend Income                             $0.5160
----------------------------------------------------------------------------------------
CLASS C                                                 CHANGE     2/28/05     2/29/04
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.13      $12.06      $12.19
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/04-2/28/05)
----------------------------------------------------------------------------------------
Dividend Income                             $0.4494
----------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR     5-YEAR      10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +3.35%     +40.62%     +77.08%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                           -1.07%      +6.12%      +5.42%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                      -1.37%      +5.56%      +5.31%
----------------------------------------------------------------------------------------
   Distribution Rate(4)                        4.03%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)     6.55%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                3.10%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                 5.04%
----------------------------------------------------------------------------------------
                                                                               INCEPTION
CLASS C                                                  1-YEAR     5-YEAR      (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +2.75%     +36.75%     +66.34%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                           +1.76%      +6.46%      +5.31%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                      +1.55%      +5.91%      +5.23%
----------------------------------------------------------------------------------------
   Distribution Rate(4)                        3.62%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)     5.88%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                2.69%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                 4.37%
----------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 27

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS A                      2/28/05
-------------------------------------
1-Year                        -1.07%
-------------------------------------
5-Year                        +6.12%
-------------------------------------
10-Year                       +5.42%
-------------------------------------

CLASS A (3/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      Franklin Massachusetts   Lehman Brothers
                         Insured Tax-Free      Municipal Bond
   Date                     Income Fund            Index(7)             CPI(7)
----------            ----------------------   ---------------        ----------
  3/1/1995                     $9,578              $10,000             $10,000
 3/31/1995                     $9,655              $10,115             $10,033
 4/30/1995                     $9,689              $10,127             $10,066
 5/31/1995                     $9,883              $10,450             $10,086
 6/30/1995                     $9,847              $10,359             $10,106
 7/31/1995                     $9,913              $10,457             $10,106
 8/31/1995                     $9,994              $10,589             $10,133
 9/30/1995                    $10,058              $10,656             $10,152
10/31/1995                    $10,179              $10,811             $10,186
11/30/1995                    $10,304              $10,991             $10,179
12/31/1995                    $10,403              $11,096             $10,172
 1/31/1996                    $10,454              $11,180             $10,232
 2/29/1996                    $10,422              $11,105             $10,265
 3/31/1996                    $10,776              $10,963             $10,318
 4/30/1996                    $10,737              $10,932             $10,358
 5/31/1996                    $10,755              $10,928             $10,378
 6/30/1996                    $10,849              $11,047             $10,384
 7/31/1996                    $10,929              $11,147             $10,404
 8/31/1996                    $10,943              $11,144             $10,424
 9/30/1996                    $11,068              $11,300             $10,457
10/31/1996                    $11,163              $11,428             $10,490
11/30/1996                    $11,324              $11,637             $10,510
12/31/1996                    $11,283              $11,588             $10,510
 1/31/1997                    $10,825              $11,610             $10,543
 2/28/1997                    $10,910              $11,716             $10,577
 3/31/1997                    $10,772              $11,560             $10,603
 4/30/1997                    $10,856              $11,657             $10,616
 5/31/1997                    $11,013              $11,832             $10,610
 6/30/1997                    $11,133              $11,958             $10,623
 7/31/1997                    $11,433              $12,289             $10,636
 8/31/1997                    $11,325              $12,174             $10,656
 9/30/1997                    $11,452              $12,319             $10,683
10/31/1997                    $11,515              $12,398             $10,709
11/30/1997                    $11,590              $12,471             $10,702
12/31/1997                    $11,758              $12,653             $10,689
 1/31/1998                    $11,839              $12,783             $10,709
 2/28/1998                    $11,839              $12,787             $10,729
 3/31/1998                    $11,851              $12,799             $10,749
 4/30/1998                    $11,826              $12,741             $10,769
 5/31/1998                    $11,986              $12,942             $10,789
 6/30/1998                    $12,054              $12,994             $10,802
 7/31/1998                    $12,078              $13,026             $10,815
 8/31/1998                    $12,233              $13,227             $10,828
 9/30/1998                    $12,364              $13,392             $10,842
10/31/1998                    $12,324              $13,392             $10,868
11/30/1998                    $12,376              $13,439             $10,868
12/31/1998                    $12,392              $13,473             $10,861
 1/31/1999                    $12,497              $13,633             $10,888
 2/28/1999                    $12,474              $13,573             $10,901
 3/31/1999                    $12,511              $13,592             $10,934
 4/30/1999                    $12,540              $13,626             $11,014
 5/31/1999                    $12,478              $13,547             $11,014
 6/30/1999                    $12,306              $13,352             $11,014
 7/31/1999                    $12,322              $13,401             $11,047
 8/31/1999                    $12,150              $13,293             $11,074
 9/30/1999                    $12,091              $13,299             $11,127
10/31/1999                    $11,909              $13,155             $11,146
11/30/1999                    $12,043              $13,295             $11,153
12/31/1999                    $11,930              $13,196             $11,153
 1/31/2000                    $11,860              $13,138             $11,186
 2/29/2000                    $12,055              $13,291             $11,252
 3/31/2000                    $12,344              $13,581             $11,345
 4/30/2000                    $12,250              $13,501             $11,352
 5/31/2000                    $12,141              $13,431             $11,365
 6/30/2000                    $12,501              $13,787             $11,425
 7/31/2000                    $12,728              $13,979             $11,451
 8/31/2000                    $12,897              $14,194             $11,451
 9/30/2000                    $12,798              $14,120             $11,511
10/31/2000                    $12,972              $14,274             $11,531
11/30/2000                    $13,095              $14,382             $11,537
12/31/2000                    $13,507              $14,738             $11,531
 1/31/2001                    $13,565              $14,884             $11,604
 2/28/2001                    $13,616              $14,931             $11,650
 3/31/2001                    $13,709              $15,065             $11,677
 4/30/2001                    $13,519              $14,901             $11,723
 5/31/2001                    $13,647              $15,062             $11,776
 6/30/2001                    $13,782              $15,163             $11,796
 7/31/2001                    $13,989              $15,387             $11,763
 8/31/2001                    $14,227              $15,641             $11,763
 9/30/2001                    $14,156              $15,588             $11,816
10/31/2001                    $14,327              $15,774             $11,776
11/30/2001                    $14,223              $15,641             $11,756
12/31/2001                    $14,073              $15,493             $11,710
 1/31/2002                    $14,266              $15,762             $11,736
 2/28/2002                    $14,417              $15,952             $11,783
 3/31/2002                    $14,164              $15,639             $11,849
 4/30/2002                    $14,365              $15,945             $11,915
 5/31/2002                    $14,498              $16,041             $11,915
 6/30/2002                    $14,600              $16,211             $11,922
 7/31/2002                    $14,776              $16,420             $11,935
 8/31/2002                    $14,958              $16,617             $11,975
 9/30/2002                    $15,296              $16,981             $11,995
10/31/2002                    $15,024              $16,699             $12,015
11/30/2002                    $14,961              $16,630             $12,015
12/31/2002                    $15,279              $16,981             $11,988
 1/31/2003                    $15,260              $16,938             $12,041
 2/28/2003                    $15,453              $17,175             $12,134
 3/31/2003                    $15,503              $17,185             $12,207
 4/30/2003                    $15,638              $17,299             $12,180
 5/31/2003                    $16,005              $17,704             $12,160
 6/30/2003                    $15,946              $17,628             $12,174
 7/31/2003                    $15,332              $17,011             $12,187
 8/31/2003                    $15,450              $17,138             $12,233
 9/30/2003                    $15,843              $17,642             $12,273
10/31/2003                    $15,782              $17,553             $12,260
11/30/2003                    $15,953              $17,736             $12,227
12/31/2003                    $16,085              $17,883             $12,213
 1/31/2004                    $16,196              $17,986             $12,273
 2/29/2004                    $16,408              $18,256             $12,339
 3/31/2004                    $16,405              $18,193             $12,419
 4/30/2004                    $16,013              $17,762             $12,459
 5/31/2004                    $15,931              $17,697             $12,531
 6/30/2004                    $15,968              $17,762             $12,571
 7/31/2004                    $16,177              $17,996             $12,551
 8/31/2004                    $16,460              $18,356             $12,558
 9/30/2004                    $16,576              $18,454             $12,584
10/31/2004                    $16,713              $18,612             $12,651
11/30/2004                    $16,581              $18,459             $12,657
12/31/2004                    $16,797              $18,684             $12,611
 1/31/2005                    $16,981              $18,859             $12,638
 2/28/2005                    $16,960              $18,796             $12,710

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C                      2/28/05
-------------------------------------
1-Year                        +1.76%
-------------------------------------
5-Year                        +6.46%
-------------------------------------
Since Inception (5/1/95)      +5.31%
-------------------------------------

CLASS C (5/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      Franklin Massachusetts   Lehman Brothers
                         Insured Tax-Free      Municipal Bond
   Date                    Income Fund             Index(7)             CPI(7)
----------            ----------------------   ---------------        ----------
  5/1/1995                    $10,000              $10,000             $10,000
 5/31/1995                    $10,212              $10,319             $10,020
 6/30/1995                    $10,177              $10,229             $10,039
 7/31/1995                    $10,239              $10,326             $10,039
 8/31/1995                    $10,326              $10,457             $10,066
 9/30/1995                    $10,378              $10,523             $10,086
10/31/1995                    $10,495              $10,676             $10,118
11/30/1995                    $10,630              $10,853             $10,112
12/31/1995                    $10,726              $10,957             $10,105
 1/31/1996                    $10,772              $11,040             $10,165
 2/29/1996                    $10,736              $10,966             $10,197
 3/31/1996                    $10,725              $10,825             $10,250
 4/30/1996                    $10,689              $10,795             $10,290
 5/31/1996                    $10,710              $10,791             $10,309
 6/30/1996                    $10,790              $10,908             $10,316
 7/31/1996                    $10,876              $11,007             $10,336
 8/31/1996                    $10,876              $11,004             $10,355
 9/30/1996                    $11,006              $11,158             $10,388
10/31/1996                    $11,088              $11,285             $10,421
11/30/1996                    $11,236              $11,491             $10,441
12/31/1996                    $11,197              $11,443             $10,441
 1/31/1997                    $11,097              $11,464             $10,474
 2/28/1997                    $11,189              $11,569             $10,507
 3/31/1997                    $11,043              $11,415             $10,533
 4/30/1997                    $11,114              $11,511             $10,546
 5/31/1997                    $11,270              $11,684             $10,540
 6/30/1997                    $11,397              $11,808             $10,553
 7/31/1997                    $11,688              $12,136             $10,566
 8/31/1997                    $11,574              $12,022             $10,586
 9/30/1997                    $11,707              $12,164             $10,612
10/31/1997                    $11,764              $12,243             $10,639
11/30/1997                    $11,835              $12,315             $10,632
12/31/1997                    $11,990              $12,494             $10,619
 1/31/1998                    $12,076              $12,623             $10,639
 2/28/1998                    $12,070              $12,627             $10,658
 3/31/1998                    $12,076              $12,638             $10,678
 4/30/1998                    $12,046              $12,581             $10,698
 5/31/1998                    $12,202              $12,780             $10,718
 6/30/1998                    $12,266              $12,831             $10,731
 7/31/1998                    $12,294              $12,863             $10,744
 8/31/1998                    $12,434              $13,062             $10,757
 9/30/1998                    $12,561              $13,224             $10,770
10/31/1998                    $12,526              $13,224             $10,797
11/30/1998                    $12,562              $13,270             $10,797
12/31/1998                    $12,583              $13,304             $10,790
 1/31/1999                    $12,683              $13,462             $10,816
 2/28/1999                    $12,642              $13,403             $10,829
 3/31/1999                    $12,684              $13,422             $10,862
 4/30/1999                    $12,707              $13,455             $10,941
 5/31/1999                    $12,639              $13,377             $10,941
 6/30/1999                    $12,460              $13,185             $10,941
 7/31/1999                    $12,471              $13,233             $10,974
 8/31/1999                    $12,292              $13,127             $11,001
 9/30/1999                    $12,215              $13,132             $11,053
10/31/1999                    $12,027              $12,990             $11,073
11/30/1999                    $12,167              $13,128             $11,080
12/31/1999                    $12,048              $13,030             $11,080
 1/31/2000                    $11,961              $12,974             $11,113
 2/29/2000                    $12,163              $13,124             $11,178
 3/31/2000                    $12,446              $13,411             $11,271
 4/30/2000                    $12,346              $13,332             $11,277
 5/31/2000                    $12,230              $13,263             $11,290
 6/30/2000                    $12,585              $13,614             $11,350
 7/31/2000                    $12,806              $13,803             $11,376
 8/31/2000                    $12,970              $14,016             $11,376
 9/30/2000                    $12,866              $13,943             $11,435
10/31/2000                    $13,034              $14,095             $11,455
11/30/2000                    $13,152              $14,202             $11,461
12/31/2000                    $13,570              $14,553             $11,455
 1/31/2001                    $13,611              $14,697             $11,527
 2/28/2001                    $13,668              $14,744             $11,573
 3/31/2001                    $13,754              $14,876             $11,600
 4/30/2001                    $13,557              $14,715             $11,646
 5/31/2001                    $13,678              $14,873             $11,698
 6/30/2001                    $13,794              $14,973             $11,718
 7/31/2001                    $14,004              $15,194             $11,685
 8/31/2001                    $14,222              $15,445             $11,685
 9/30/2001                    $14,158              $15,393             $11,738
10/31/2001                    $14,310              $15,576             $11,698
11/30/2001                    $14,212              $15,445             $11,679
12/31/2001                    $14,045              $15,299             $11,633
 1/31/2002                    $14,241              $15,564             $11,659
 2/28/2002                    $14,372              $15,752             $11,705
 3/31/2002                    $14,115              $15,443             $11,771
 4/30/2002                    $14,320              $15,745             $11,837
 5/31/2002                    $14,446              $15,841             $11,837
 6/30/2002                    $14,541              $16,008             $11,843
 7/31/2002                    $14,721              $16,214             $11,856
 8/31/2002                    $14,882              $16,409             $11,896
 9/30/2002                    $15,221              $16,768             $11,916
10/31/2002                    $14,934              $16,490             $11,935
11/30/2002                    $14,866              $16,422             $11,935
12/31/2002                    $15,173              $16,768             $11,909
 1/31/2003                    $15,145              $16,726             $11,962
 2/28/2003                    $15,330              $16,960             $12,054
 3/31/2003                    $15,370              $16,970             $12,126
 4/30/2003                    $15,496              $17,082             $12,100
 5/31/2003                    $15,851              $17,482             $12,080
 6/30/2003                    $15,797              $17,407             $12,093
 7/31/2003                    $15,186              $16,798             $12,107
 8/31/2003                    $15,295              $16,924             $12,153
 9/30/2003                    $15,673              $17,421             $12,192
10/31/2003                    $15,605              $17,333             $12,179
11/30/2003                    $15,754              $17,514             $12,146
12/31/2003                    $15,889              $17,659             $12,133
 1/31/2004                    $15,978              $17,760             $12,192
 2/29/2004                    $16,194              $18,028             $12,258
 3/31/2004                    $16,182              $17,965             $12,337
 4/30/2004                    $15,791              $17,539             $12,377
 5/31/2004                    $15,704              $17,476             $12,449
 6/30/2004                    $15,732              $17,539             $12,488
 7/31/2004                    $15,929              $17,770             $12,469
 8/31/2004                    $16,198              $18,126             $12,475
 9/30/2004                    $16,316              $18,222             $12,502
10/31/2004                    $16,430              $18,379             $12,567
11/30/2004                    $16,307              $18,228             $12,574
12/31/2004                    $16,495              $18,450             $12,528
 1/31/2005                    $16,681              $18,623             $12,554
 2/28/2005                    $16,634              $18,561             $12,627


28 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Massachusetts state personal income tax bracket of 38.45%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 29

YOUR FUND'S EXPENSES

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


30 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 8/31/04        VALUE 2/28/05    PERIOD* 8/31/04-2/28/05
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,030.10               $3.42
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,021.42               $3.41
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,027.10               $6.18
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,018.70               $6.16
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 31

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Michigan Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal and Michigan state personal income taxes consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in insured securities that pay interest free from such taxes.(1),(2)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Michigan Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.58 on February 29, 2004, to $12.35 on February 28, 2005. The Fund's Class A shares paid dividends totaling 54.42 cents per share for the same period.(3) The Performance Summary beginning on page 35 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.25%, based on an annualization of the current 4.57 cent per share dividend and the maximum offering price of $12.90 on February 28, 2005. An investor in the 2005 maximum combined federal and Michigan state personal income tax bracket of 37.54% would need to earn a distribution rate of 6.80% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

Michigan has a deep economic base that continues to slowly diversify away from durables manufacturing; however, persistent economic weakness suggested that

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

(3) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 88.


32 | Annual Report
the biggest benefits of this trend may be yet to come. Prolonged job losses undermined the state's financial performance despite strong management actions to preserve balanced operations. The state passed its fiscal year 2005 budget and succeeded in eliminating a $1.57 billion general fund budget gap with little reliance on one-time revenues.(4) However, recently announced additional revenue shortfalls could mean that existing balances may be quickly depleted, as has been the case with prior shortfall plans.

The state's low debt burden of $405 per capita and 1.26% of income remained a strength.(4) Also, the largely funded and manageable nature of the state's pension liabilities helped Michigan's operations. However, the state's heavy reliance on the manufacturing sector and high exposure to the cyclical auto industry in particular strained its ability to maintain an above-average financial performance.

Largely as a result of the challenges Michigan faces, Moody's Investors Service downgraded the state's general obligation bond rating to Aa2 from Aa1.(5) The state faced ongoing job losses, which have been among the nation's highest on a percentage basis over the past several years, and continued financial strain as the state heads into its fifth year of revenue weakness. However, Moody's cited such credit strengths as the state's solid reserve levels built during earlier economic strength, which provided a cushion for Michigan to absorb some of the financial impact of substantial job losses. In addition, recent economic forecasts were revised upward slightly to reflect an improved job climate in nonmanufacturing sectors. The outlook for Michigan is stable, reflecting Moody's expectations that the state will manage its budget challenges as it has in the past and bring itself into structural balance.

(4) Source: Standard & Poor's, "Research: Summary: Michigan; Tax Secured, General Obligation," RATINGSDIRECT, 1/25/05.

(5) This does not indicate Moody's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Michigan Insured
Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                        31.5%
--------------------------------------------------------------------------------
Prerefunded                                                               22.3%
--------------------------------------------------------------------------------
Utilities                                                                 13.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    12.4%
--------------------------------------------------------------------------------
Transportation                                                             8.5%
--------------------------------------------------------------------------------
Higher Education                                                           5.6%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       3.4%
--------------------------------------------------------------------------------
Tax-Supported                                                              1.7%
--------------------------------------------------------------------------------
Other Revenue                                                              1.5%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.


                                                              Annual Report | 33

DIVIDEND DISTRIBUTIONS*
Franklin Michigan Insured Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                              DIVIDEND PER SHARE
                               -------------------------------------------------
MONTH                              CLASS A           CLASS B          CLASS C
--------------------------------------------------------------------------------
March                            4.50 cents         3.92 cents       3.92 cents
--------------------------------------------------------------------------------
April                            4.50 cents         3.92 cents       3.92 cents
--------------------------------------------------------------------------------
May                              4.50 cents         3.92 cents       3.92 cents
--------------------------------------------------------------------------------
June                             4.50 cents         3.95 cents       3.94 cents
--------------------------------------------------------------------------------
July                             4.50 cents         3.95 cents       3.94 cents
--------------------------------------------------------------------------------
August                           4.50 cents         3.95 cents       3.94 cents
--------------------------------------------------------------------------------
September                        4.57 cents         4.02 cents       4.02 cents
--------------------------------------------------------------------------------
October                          4.57 cents         4.02 cents       4.02 cents
--------------------------------------------------------------------------------
November                         4.57 cents         4.02 cents       4.02 cents
--------------------------------------------------------------------------------
December                         4.57 cents         4.00 cents       3.99 cents
--------------------------------------------------------------------------------
January                          4.57 cents         4.00 cents       3.99 cents
--------------------------------------------------------------------------------
February                         4.57 cents         4.00 cents       3.99 cents
--------------------------------------------------------------------------------
TOTAL                           54.42 CENTS        47.67 CENTS      47.61 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

We used various strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Michigan Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


34 | Annual Report

PERFORMANCE SUMMARY AS OF 2/28/05

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------
CLASS A                                                CHANGE     2/28/05     2/29/04
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.23      $12.35      $12.58
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/04-2/28/05)
----------------------------------------------------------------------------------------
Dividend Income                            $0.5442
----------------------------------------------------------------------------------------
CLASS B                                                CHANGE     2/28/05     2/29/04
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.23      $12.40      $12.63
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/04-2/28/05)
----------------------------------------------------------------------------------------
Dividend Income                            $0.4767
----------------------------------------------------------------------------------------
CLASS C                                                CHANGE     2/28/05     2/29/04
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.23      $12.46      $12.69
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/04-2/28/05)
----------------------------------------------------------------------------------------
Dividend Income                            $0.4761
----------------------------------------------------------------------------------------


                                                              Annual Report | 35

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR     5-YEAR      10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +2.65%     +38.78%     +77.78%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                           -1.72%      +5.86%      +5.46%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                      -1.79%      +5.31%      +5.32%
----------------------------------------------------------------------------------------
   Distribution Rate(4)                        4.25%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)     6.80%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                3.10%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                 4.96%
----------------------------------------------------------------------------------------
                                                                               INCEPTION
CLASS B                                                  1-YEAR     5-YEAR      (2/1/00)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +2.08%     +35.17%     +36.67%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                           -1.85%      +5.90%     +6.19%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                      -2.04%      +5.36%     +5.97%
----------------------------------------------------------------------------------------
   Distribution Rate(4)                        3.86%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)     6.18%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                2.69%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                 4.31%
----------------------------------------------------------------------------------------
                                                                               INCEPTION
CLASS C                                                  1-YEAR     5-YEAR      (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +2.06%     +35.00%     +67.32%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                           +1.08%      +6.19%      +5.37%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                      +0.97%      +5.64%      +5.27%
----------------------------------------------------------------------------------------
   Distribution Rate(4)                        3.84%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)     6.15%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                2.69%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                 4.31%
----------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


36 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin Michigan     Lehman Brothers
                          Insured Tax-Free     Municipal Bond
   Date                     Income Fund            Index(7)             CPI(7)
----------               -----------------     ---------------        ----------
  3/1/1995                     $9,577              $10,000             $10,000
 3/31/1995                     $9,660              $10,115             $10,033
 4/30/1995                     $9,679              $10,127             $10,066
 5/31/1995                     $9,908              $10,450             $10,086
 6/30/1995                     $9,850              $10,359             $10,106
 7/31/1995                     $9,906              $10,457             $10,106
 8/31/1995                     $9,994              $10,589             $10,133
 9/30/1995                    $10,049              $10,656             $10,152
10/31/1995                    $10,175              $10,811             $10,186
11/30/1995                    $10,324              $10,991             $10,179
12/31/1995                    $10,404              $11,096             $10,172
 1/31/1996                    $10,471              $11,180             $10,232
 2/29/1996                    $10,425              $11,105             $10,265
 3/31/1996                    $10,766              $10,963             $10,318
 4/30/1996                    $10,755              $10,932             $10,358
 5/31/1996                    $10,747              $10,928             $10,378
 6/30/1996                    $10,863              $11,047             $10,384
 7/31/1996                    $10,950              $11,147             $10,404
 8/31/1996                    $10,938              $11,144             $10,424
 9/30/1996                    $11,087              $11,300             $10,457
10/31/1996                    $11,182              $11,428             $10,490
11/30/1996                    $11,366              $11,637             $10,510
12/31/1996                    $11,321              $11,588             $10,510
 1/31/1997                    $10,846              $11,610             $10,543
 2/28/1997                    $10,931              $11,716             $10,577
 3/31/1997                    $10,800              $11,560             $10,603
 4/30/1997                    $10,874              $11,657             $10,616
 5/31/1997                    $11,020              $11,832             $10,610
 6/30/1997                    $11,116              $11,958             $10,623
 7/31/1997                    $11,388              $12,289             $10,636
 8/31/1997                    $11,278              $12,174             $10,656
 9/30/1997                    $11,394              $12,319             $10,683
10/31/1997                    $11,468              $12,398             $10,709
11/30/1997                    $11,534              $12,471             $10,702
12/31/1997                    $11,728              $12,653             $10,689
 1/31/1998                    $11,828              $12,783             $10,709
 2/28/1998                    $11,849              $12,787             $10,729
 3/31/1998                    $11,853              $12,799             $10,749
 4/30/1998                    $11,831              $12,741             $10,769
 5/31/1998                    $11,997              $12,942             $10,789
 6/30/1998                    $12,077              $12,994             $10,802
 7/31/1998                    $12,113              $13,026             $10,815
 8/31/1998                    $12,264              $13,227             $10,828
 9/30/1998                    $12,411              $13,392             $10,842
10/31/1998                    $12,415              $13,392             $10,868
11/30/1998                    $12,467              $13,439             $10,868
12/31/1998                    $12,487              $13,473             $10,861
 1/31/1999                    $12,599              $13,633             $10,888
 2/28/1999                    $12,588              $13,573             $10,901
 3/31/1999                    $12,627              $13,592             $10,934
 4/30/1999                    $12,646              $13,626             $11,014
 5/31/1999                    $12,578              $13,547             $11,014
 6/30/1999                    $12,424              $13,352             $11,014
 7/31/1999                    $12,453              $13,401             $11,047
 8/31/1999                    $12,321              $13,293             $11,074
 9/30/1999                    $12,297              $13,299             $11,127
10/31/1999                    $12,177              $13,155             $11,146
11/30/1999                    $12,288              $13,295             $11,153
12/31/1999                    $12,203              $13,196             $11,153
 1/31/2000                    $12,148              $13,138             $11,186
 2/29/2000                    $12,263              $13,291             $11,252
 3/31/2000                    $12,521              $13,581             $11,345
 4/30/2000                    $12,454              $13,501             $11,352
 5/31/2000                    $12,396              $13,431             $11,365
 6/30/2000                    $12,712              $13,787             $11,425
 7/31/2000                    $12,887              $13,979             $11,451
 8/31/2000                    $13,076              $14,194             $11,451
 9/30/2000                    $13,005              $14,120             $11,511
10/31/2000                    $13,131              $14,274             $11,531
11/30/2000                    $13,219              $14,382             $11,537
12/31/2000                    $13,551              $14,738             $11,531
 1/31/2001                    $13,643              $14,884             $11,604
 2/28/2001                    $13,706              $14,931             $11,650
 3/31/2001                    $13,833              $15,065             $11,677
 4/30/2001                    $13,710              $14,901             $11,723
 5/31/2001                    $13,836              $15,062             $11,776
 6/30/2001                    $13,922              $15,163             $11,796
 7/31/2001                    $14,123              $15,387             $11,763
 8/31/2001                    $14,319              $15,641             $11,763
 9/30/2001                    $14,276              $15,588             $11,816
10/31/2001                    $14,443              $15,774             $11,776
11/30/2001                    $14,333              $15,641             $11,756
12/31/2001                    $14,204              $15,493             $11,710
 1/31/2002                    $14,451              $15,762             $11,736
 2/28/2002                    $14,587              $15,952             $11,783
 3/31/2002                    $14,310              $15,639             $11,849
 4/30/2002                    $14,566              $15,945             $11,915
 5/31/2002                    $14,638              $16,041             $11,915
 6/30/2002                    $14,761              $16,211             $11,922
 7/31/2002                    $14,947              $16,420             $11,935
 8/31/2002                    $15,099              $16,617             $11,975
 9/30/2002                    $15,415              $16,981             $11,995
10/31/2002                    $15,217              $16,699             $12,015
11/30/2002                    $15,173              $16,630             $12,015
12/31/2002                    $15,483              $16,981             $11,988
 1/31/2003                    $15,455              $16,938             $12,041
 2/28/2003                    $15,633              $17,175             $12,134
 3/31/2003                    $15,672              $17,185             $12,207
 4/30/2003                    $15,794              $17,299             $12,180
 5/31/2003                    $16,167              $17,704             $12,160
 6/30/2003                    $16,112              $17,628             $12,174
 7/31/2003                    $15,546              $17,011             $12,187
 8/31/2003                    $15,638              $17,138             $12,233
 9/30/2003                    $16,008              $17,642             $12,273
10/31/2003                    $15,965              $17,553             $12,260
11/30/2003                    $16,133              $17,736             $12,227
12/31/2003                    $16,251              $17,883             $12,213
 1/31/2004                    $16,361              $17,986             $12,273
 2/29/2004                    $16,584              $18,256             $12,339
 3/31/2004                    $16,517              $18,193             $12,419
 4/30/2004                    $16,139              $17,762             $12,459
 5/31/2004                    $16,089              $17,697             $12,531
 6/30/2004                    $16,100              $17,762             $12,571
 7/31/2004                    $16,279              $17,996             $12,551
 8/31/2004                    $16,544              $18,356             $12,558
 9/30/2004                    $16,632              $18,454             $12,584
10/31/2004                    $16,783              $18,612             $12,651
11/30/2004                    $16,646              $18,459             $12,657
12/31/2004                    $16,872              $18,684             $12,611
 1/31/2005                    $17,041              $18,859             $12,638
 2/28/2005                    $17,025              $18,796             $12,710

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS A                      2/28/05
-------------------------------------
1-Year                        -1.72%
-------------------------------------
5-Year                        +5.86%
-------------------------------------
10-Year                       +5.46%
-------------------------------------

CLASS B (2/1/00-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin Michigan     Lehman Brothers
                          Insured Tax-Free     Municipal Bond
   Date                     Income Fund            Index(7)             CPI(7)
----------               -----------------     ---------------        ----------
  2/1/2000                    $10,000              $10,000             $10,000
 2/29/2000                    $10,111              $10,116             $10,059
 3/31/2000                    $10,309              $10,337             $10,142
 4/30/2000                    $10,249              $10,276             $10,148
 5/31/2000                    $10,204              $10,223             $10,160
 6/30/2000                    $10,459              $10,494             $10,213
 7/31/2000                    $10,599              $10,640             $10,237
 8/31/2000                    $10,748              $10,804             $10,237
 9/30/2000                    $10,694              $10,747             $10,290
10/31/2000                    $10,793              $10,865             $10,308
11/30/2000                    $10,860              $10,947             $10,314
12/31/2000                    $11,127              $11,217             $10,308
 1/31/2001                    $11,207              $11,328             $10,373
 2/28/2001                    $11,253              $11,364             $10,415
 3/31/2001                    $11,342              $11,466             $10,438
 4/30/2001                    $11,244              $11,342             $10,480
 5/31/2001                    $11,342              $11,464             $10,527
 6/30/2001                    $11,408              $11,541             $10,545
 7/31/2001                    $11,566              $11,712             $10,515
 8/31/2001                    $11,721              $11,905             $10,515
 9/30/2001                    $11,691              $11,865             $10,563
10/31/2001                    $11,812              $12,006             $10,527
11/30/2001                    $11,718              $11,905             $10,509
12/31/2001                    $11,607              $11,792             $10,468
 1/31/2002                    $11,802              $11,997             $10,492
 2/28/2002                    $11,908              $12,141             $10,533
 3/31/2002                    $11,677              $11,903             $10,592
 4/30/2002                    $11,879              $12,136             $10,652
 5/31/2002                    $11,931              $12,210             $10,652
 6/30/2002                    $12,026              $12,339             $10,658
 7/31/2002                    $12,180              $12,498             $10,669
 8/31/2002                    $12,299              $12,648             $10,705
 9/30/2002                    $12,549              $12,925             $10,723
10/31/2002                    $12,374              $12,711             $10,741
11/30/2002                    $12,343              $12,658             $10,741
12/31/2002                    $12,587              $12,925             $10,717
 1/31/2003                    $12,558              $12,892             $10,764
 2/28/2003                    $12,696              $13,072             $10,847
 3/31/2003                    $12,722              $13,080             $10,912
 4/30/2003                    $12,815              $13,167             $10,889
 5/31/2003                    $13,120              $13,475             $10,871
 6/30/2003                    $13,068              $13,418             $10,883
 7/31/2003                    $12,595              $12,948             $10,895
 8/31/2003                    $12,663              $13,045             $10,936
 9/30/2003                    $12,956              $13,428             $10,972
10/31/2003                    $12,914              $13,361             $10,960
11/30/2003                    $13,045              $13,500             $10,930
12/31/2003                    $13,134              $13,612             $10,918
 1/31/2004                    $13,227              $13,690             $10,972
 2/29/2004                    $13,390              $13,896             $11,031
 3/31/2004                    $13,340              $13,847             $11,102
 4/30/2004                    $13,029              $13,519             $11,137
 5/31/2004                    $12,973              $13,470             $11,203
 6/30/2004                    $12,987              $13,519             $11,238
 7/31/2004                    $13,125              $13,697             $11,220
 8/31/2004                    $13,332              $13,972             $11,226
 9/30/2004                    $13,398              $14,046             $11,250
10/31/2004                    $13,502              $14,167             $11,309
11/30/2004                    $13,397              $14,050             $11,315
12/31/2004                    $13,562              $14,221             $11,274
 1/31/2005                    $13,703              $14,354             $11,297
 2/28/2005                    $13,567              $14,307             $11,363

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS B                      2/28/05
-------------------------------------
1-Year                        -1.85%
-------------------------------------
5-Year                        +5.90%
-------------------------------------
Since Inception (2/1/00)      +6.19%
-------------------------------------


                                                              Annual Report | 37

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C                     2/28/05
-------------------------------------
1-Year                        +1.08%
-------------------------------------
5-Year                        +6.19%
-------------------------------------
Since Inception (5/1/95)      +5.37%
-------------------------------------

CLASS C (5/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin Michigan     Lehman Brothers
                         Insured Tax-Free      Municipal Bond
   Date                     Income Fund            Index(7)             CPI(7)
----------               -----------------     ---------------        ----------
  5/1/1995                    $10,000              $10,000             $10,000
 5/31/1995                    $10,258              $10,319             $10,020
 6/30/1995                    $10,201              $10,229             $10,039
 7/31/1995                    $10,254              $10,326             $10,039
 8/31/1995                    $10,340              $10,457             $10,066
 9/30/1995                    $10,400              $10,523             $10,086
10/31/1995                    $10,524              $10,676             $10,118
11/30/1995                    $10,672              $10,853             $10,112
12/31/1995                    $10,749              $10,957             $10,105
 1/31/1996                    $10,813              $11,040             $10,165
 2/29/1996                    $10,758              $10,966             $10,197
 3/31/1996                    $10,738              $10,825             $10,250
 4/30/1996                    $10,719              $10,795             $10,290
 5/31/1996                    $10,614              $10,791             $10,309
 6/30/1996                    $10,710              $10,908             $10,316
 7/31/1996                    $10,792              $11,007             $10,336
 8/31/1996                    $10,792              $11,004             $10,355
 9/30/1996                    $10,930              $11,158             $10,388
10/31/1996                    $11,020              $11,285             $10,421
11/30/1996                    $11,192              $11,491             $10,441
12/31/1996                    $11,147              $11,443             $10,441
 1/31/1997                    $11,145              $11,464             $10,474
 2/28/1997                    $11,234              $11,569             $10,507
 3/31/1997                    $11,086              $11,415             $10,533
 4/30/1997                    $11,158              $11,511             $10,546
 5/31/1997                    $11,301              $11,684             $10,540
 6/30/1997                    $11,402              $11,808             $10,553
 7/31/1997                    $11,675              $12,136             $10,566
 8/31/1997                    $11,548              $12,022             $10,586
 9/30/1997                    $11,670              $12,164             $10,612
10/31/1997                    $11,730              $12,243             $10,639
11/30/1997                    $11,801              $12,315             $10,632
12/31/1997                    $11,992              $12,494             $10,619
 1/31/1998                    $12,087              $12,623             $10,639
 2/28/1998                    $12,103              $12,627             $10,658
 3/31/1998                    $12,100              $12,638             $10,678
 4/30/1998                    $12,073              $12,581             $10,698
 5/31/1998                    $12,236              $12,780             $10,718
 6/30/1998                    $12,321              $12,831             $10,731
 7/31/1998                    $12,351              $12,863             $10,744
 8/31/1998                    $12,498              $13,062             $10,757
 9/30/1998                    $12,641              $13,224             $10,770
10/31/1998                    $12,640              $13,224             $10,797
11/30/1998                    $12,687              $13,270             $10,797
12/31/1998                    $12,703              $13,304             $10,790
 1/31/1999                    $12,811              $13,462             $10,816
 2/28/1999                    $12,795              $13,403             $10,829
 3/31/1999                    $12,825              $13,422             $10,862
 4/30/1999                    $12,838              $13,455             $10,941
 5/31/1999                    $12,764              $13,377             $10,941
 6/30/1999                    $12,603              $13,185             $10,941
 7/31/1999                    $12,626              $13,233             $10,974
 8/31/1999                    $12,487              $13,127             $11,001
 9/30/1999                    $12,458              $13,132             $11,053
10/31/1999                    $12,321              $12,990             $11,073
11/30/1999                    $12,437              $13,128             $11,080
12/31/1999                    $12,335              $13,030             $11,080
 1/31/2000                    $12,274              $12,974             $11,113
 2/29/2000                    $12,396              $13,124             $11,178
 3/31/2000                    $12,649              $13,411             $11,271
 4/30/2000                    $12,565              $13,332             $11,277
 5/31/2000                    $12,511              $13,263             $11,290
 6/30/2000                    $12,823              $13,614             $11,350
 7/31/2000                    $12,992              $13,803             $11,376
 8/31/2000                    $13,174              $14,016             $11,376
 9/30/2000                    $13,098              $13,943             $11,435
10/31/2000                    $13,217              $14,095             $11,455
11/30/2000                    $13,309              $14,202             $11,461
12/31/2000                    $13,623              $14,553             $11,455
 1/31/2001                    $13,720              $14,697             $11,527
 2/28/2001                    $13,776              $14,744             $11,573
 3/31/2001                    $13,885              $14,876             $11,600
 4/30/2001                    $13,767              $14,715             $11,646
 5/31/2001                    $13,875              $14,873             $11,698
 6/30/2001                    $13,966              $14,973             $11,718
 7/31/2001                    $14,159              $15,194             $11,685
 8/31/2001                    $14,347              $15,445             $11,685
 9/30/2001                    $14,310              $15,393             $11,738
10/31/2001                    $14,457              $15,576             $11,698
11/30/2001                    $14,342              $15,445             $11,679
12/31/2001                    $14,207              $15,299             $11,633
 1/31/2002                    $14,445              $15,564             $11,659
 2/28/2002                    $14,574              $15,752             $11,705
 3/31/2002                    $14,293              $15,443             $11,771
 4/30/2002                    $14,540              $15,745             $11,837
 5/31/2002                    $14,604              $15,841             $11,837
 6/30/2002                    $14,721              $16,008             $11,843
 7/31/2002                    $14,909              $16,214             $11,856
 8/31/2002                    $15,054              $16,409             $11,896
 9/30/2002                    $15,359              $16,768             $11,916
10/31/2002                    $15,158              $16,490             $11,935
11/30/2002                    $15,108              $16,422             $11,935
12/31/2002                    $15,406              $16,768             $11,909
 1/31/2003                    $15,372              $16,726             $11,962
 2/28/2003                    $15,541              $16,960             $12,054
 3/31/2003                    $15,572              $16,970             $12,126
 4/30/2003                    $15,686              $17,082             $12,100
 5/31/2003                    $16,058              $17,482             $12,080
 6/30/2003                    $15,995              $17,407             $12,093
 7/31/2003                    $15,418              $16,798             $12,107
 8/31/2003                    $15,499              $16,924             $12,153
 9/30/2003                    $15,868              $17,421             $12,192
10/31/2003                    $15,805              $17,333             $12,179
11/30/2003                    $15,975              $17,514             $12,146
12/31/2003                    $16,082              $17,659             $12,133
 1/31/2004                    $16,184              $17,760             $12,192
 2/29/2004                    $16,396              $18,028             $12,258
 3/31/2004                    $16,322              $17,965             $12,337
 4/30/2004                    $15,943              $17,539             $12,377
 5/31/2004                    $15,875              $17,476             $12,449
 6/30/2004                    $15,892              $17,539             $12,488
 7/31/2004                    $16,061              $17,770             $12,469
 8/31/2004                    $16,313              $18,126             $12,475
 9/30/2004                    $16,391              $18,222             $12,502
10/31/2004                    $16,532              $18,379             $12,567
11/30/2004                    $16,390              $18,228             $12,574
12/31/2004                    $16,603              $18,450             $12,528
 1/31/2005                    $16,761              $18,623             $12,554
 2/28/2005                    $16,732              $18,561             $12,627

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Michigan state personal income tax bracket of 37.54%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


38 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 39

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 8/31/04        VALUE 2/28/05    PERIOD* 8/31/04-2/28/05
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,028.90               $3.27
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,021.57               $3.26
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,025.20               $5.98
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,018.89               $5.96
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000             $1,025.90               $6.03
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000             $1,018.84               $6.01
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.65%;
B: 1.19%; and C: 1.20%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


40 | Annual Report

FRANKLIN MINNESOTA INSURED
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Minnesota Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal and Minnesota state personal income taxes consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in insured securities that pay interest free from such taxes.(1),(2)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Minnesota Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.39 on February 29, 2004, to $12.23 on February 28, 2005. The Fund's Class A shares paid dividends totaling 52.20 cents per share for the same period.(3) The Performance Summary beginning on page 44 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.09%, based on an annualization of the current 4.35 cent per share dividend and the maximum offering price of $12.77 on February 28, 2005. An investor in the 2005 maximum combined federal and Minnesota state personal income tax bracket of 40.10% would need to earn a distribution rate of 6.83% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

(3) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 97.


                                                              Annual Report | 41

PORTFOLIO BREAKDOWN
Franklin Minnesota Insured
Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                        49.4%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    12.8%
--------------------------------------------------------------------------------
Utilities                                                                  9.8%
--------------------------------------------------------------------------------
Housing                                                                    8.2%
--------------------------------------------------------------------------------
Prerefunded                                                                7.1%
--------------------------------------------------------------------------------
Transportation                                                             6.4%
--------------------------------------------------------------------------------
Higher Education                                                           2.7%
--------------------------------------------------------------------------------
Other Revenue                                                              1.7%
--------------------------------------------------------------------------------
Tax-Supported                                                              1.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       0.7%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

STATE UPDATE

Minnesota has a deep and diverse economy and moderate debt levels. The state's strong management is addressing short- and long-term structural issues. A rebounding economy and accurate revenue forecasting helped the state move toward fiscal stability. Minnesota's 2004-2005 biennial budget provides for building balances up to $631 million, with a positive result for fiscal year 2004 adding to this total.(4)

Although employment has not completely recovered from the 2001 recession, payroll employment growth has improved as active unemployment claims have steadily fallen from recession levels. Minnesota's unemployment rate was 4.2% as of February 2005, below the 5.4% national rate.(5) The state's wealth levels are strong, with personal income per capita at about 108% of the national figure.(6)

Minnesota's debt issuance is highly centralized and controlled. The state's debt per capita of $691, compared with the national median of $701, ranked 26th among states.(6) Minnesota's debt as a percent of personal income fell slightly in recent years, largely as a result of increasingly strong personal income levels, and ranked 30th, down from its historical ranking in the mid-20s.(6) As a result of Minnesota's diverse economy, strong management and moderate debt levels, Standard & Poor's has assigned the state's general obligation bonds the highest AAA rating and a stable outlook.(7)

(4) Source: Standard & Poor's, "Research: Summary: Minnesota; Tax Secured, General Obligation," RATINGSDIRECT, 10/19/04.

(5) Source: Bureau of Labor Statistics.

(6) Source: Moody's Investors Service, "New Issue: Minnesota (State of)," 10/15/04.

(7) This does not indicate Standard & Poor's rating of the Fund.


42 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Insured Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                               ---------------------------------
MONTH                                             CLASS A             CLASS C
--------------------------------------------------------------------------------
March                                            4.35 cents          3.83 cents
--------------------------------------------------------------------------------
April                                            4.35 cents          3.83 cents
--------------------------------------------------------------------------------
May                                              4.35 cents          3.83 cents
--------------------------------------------------------------------------------
June                                             4.35 cents          3.76 cents
--------------------------------------------------------------------------------
July                                             4.35 cents          3.76 cents
--------------------------------------------------------------------------------
August                                           4.35 cents          3.76 cents
--------------------------------------------------------------------------------
September                                        4.35 cents          3.78 cents
--------------------------------------------------------------------------------
October                                          4.35 cents          3.78 cents
--------------------------------------------------------------------------------
November                                         4.35 cents          3.78 cents
--------------------------------------------------------------------------------
December                                         4.35 cents          3.77 cents
--------------------------------------------------------------------------------
January                                          4.35 cents          3.77 cents
--------------------------------------------------------------------------------
February                                         4.35 cents          3.77 cents
--------------------------------------------------------------------------------
TOTAL                                           52.20 CENTS         45.42 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

We used various strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Minnesota Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 43

PERFORMANCE SUMMARY AS OF 2/28/05

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------
CLASS A                                                 CHANGE     2/28/05      2/29/04
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.16      $12.23      $12.39
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/04-2/28/05)
----------------------------------------------------------------------------------------
Dividend Income                             $0.5220
----------------------------------------------------------------------------------------
CLASS C                                                 CHANGE     2/28/05      2/29/04
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.16      $12.31      $12.47
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/04-2/28/05)
----------------------------------------------------------------------------------------
Dividend Income                             $0.4542
----------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------
CLASS A                                                  1-YEAR     5-YEAR      10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +2.99%     +38.46%     +71.15%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                           -1.39%      +5.81%      +5.06%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                      -1.77%      +5.19%      +4.92%
----------------------------------------------------------------------------------------
   Distribution Rate(4)                        4.09%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)     6.83%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                3.30%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                 5.51%
----------------------------------------------------------------------------------------
                                                                               INCEPTION
CLASS C                                                  1-YEAR     5-YEAR      (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +2.40%     +34.79%     +60.93%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                           +1.41%      +6.15%      +4.96%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                      +1.13%      +5.52%      +4.85%
----------------------------------------------------------------------------------------
   Distribution Rate(4)                        3.69%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)     6.16%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                2.90%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                 4.84%
----------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


44 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (3/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin Minnesota    Lehman Brothers
                          Insured Tax-Free     Municipal Bond
   Date                     Income Fund            Index(7)             CPI(7)
----------               ------------------    ---------------        ----------
  3/1/1995                     $9,573              $10,000             $10,000
 3/31/1995                     $9,654              $10,115             $10,033
 4/30/1995                     $9,672              $10,127             $10,066
 5/31/1995                     $9,874              $10,450             $10,086
 6/30/1995                     $9,824              $10,359             $10,106
 7/31/1995                     $9,879              $10,457             $10,106
 8/31/1995                     $9,965              $10,589             $10,133
 9/30/1995                    $10,027              $10,656             $10,152
10/31/1995                    $10,144              $10,811             $10,186
11/30/1995                    $10,264              $10,991             $10,179
12/31/1995                    $10,351              $11,096             $10,172
 1/31/1996                    $10,400              $11,180             $10,232
 2/29/1996                    $10,346              $11,105             $10,265
 3/31/1996                    $10,230              $10,963             $10,318
 4/30/1996                    $10,210              $10,932             $10,358
 5/31/1996                    $10,218              $10,928             $10,378
 6/30/1996                    $10,315              $11,047             $10,384
 7/31/1996                    $10,400              $11,147             $10,404
 8/31/1996                    $10,387              $11,144             $10,424
 9/30/1996                    $10,515              $11,300             $10,457
10/31/1996                    $10,606              $11,428             $10,490
11/30/1996                    $10,742              $11,637             $10,510
12/31/1996                    $10,713              $11,588             $10,510
 1/31/1997                    $10,733              $11,610             $10,543
 2/28/1997                    $10,816              $11,716             $10,577
 3/31/1997                    $10,713              $11,560             $10,603
 4/30/1997                    $10,786              $11,657             $10,616
 5/31/1997                    $10,911              $11,832             $10,610
 6/30/1997                    $11,006              $11,958             $10,623
 7/31/1997                    $11,256              $12,289             $10,636
 8/31/1997                    $11,184              $12,174             $10,656
 9/30/1997                    $11,289              $12,319             $10,683
10/31/1997                    $11,351              $12,398             $10,709
11/30/1997                    $11,416              $12,471             $10,702
12/31/1997                    $11,539              $12,653             $10,689
 1/31/1998                    $11,628              $12,783             $10,709
 2/28/1998                    $11,640              $12,787             $10,729
 3/31/1998                    $11,664              $12,799             $10,749
 4/30/1998                    $11,644              $12,741             $10,769
 5/31/1998                    $11,790              $12,942             $10,789
 6/30/1998                    $11,842              $12,994             $10,802
 7/31/1998                    $11,868              $13,026             $10,815
 8/31/1998                    $11,997              $13,227             $10,828
 9/30/1998                    $12,104              $13,392             $10,842
10/31/1998                    $12,139              $13,392             $10,868
11/30/1998                    $12,180              $13,439             $10,868
12/31/1998                    $12,196              $13,473             $10,861
 1/31/1999                    $12,286              $13,633             $10,888
 2/28/1999                    $12,245              $13,573             $10,901
 3/31/1999                    $12,303              $13,592             $10,934
 4/30/1999                    $12,313              $13,626             $11,014
 5/31/1999                    $12,267              $13,547             $11,014
 6/30/1999                    $12,098              $13,352             $11,014
 7/31/1999                    $12,115              $13,401             $11,047
 8/31/1999                    $11,954              $13,293             $11,074
 9/30/1999                    $11,921              $13,299             $11,127
10/31/1999                    $11,728              $13,155             $11,146
11/30/1999                    $11,857              $13,295             $11,153
12/31/1999                    $11,740              $13,196             $11,153
 1/31/2000                    $11,675              $13,138             $11,186
 2/29/2000                    $11,841              $13,291             $11,252
 3/31/2000                    $12,125              $13,581             $11,345
 4/30/2000                    $12,036              $13,501             $11,352
 5/31/2000                    $11,934              $13,431             $11,365
 6/30/2000                    $12,255              $13,787             $11,425
 7/31/2000                    $12,437              $13,979             $11,451
 8/31/2000                    $12,643              $14,194             $11,451
 9/30/2000                    $12,561              $14,120             $11,511
10/31/2000                    $12,705              $14,274             $11,531
11/30/2000                    $12,812              $14,382             $11,537
12/31/2000                    $13,137              $14,738             $11,531
 1/31/2001                    $13,238              $14,884             $11,604
 2/28/2001                    $13,299              $14,931             $11,650
 3/31/2001                    $13,423              $15,065             $11,677
 4/30/2001                    $13,289              $14,901             $11,723
 5/31/2001                    $13,412              $15,062             $11,776
 6/30/2001                    $13,507              $15,163             $11,796
 7/31/2001                    $13,682              $15,387             $11,763
 8/31/2001                    $13,864              $15,641             $11,763
 9/30/2001                    $13,810              $15,588             $11,816
10/31/2001                    $13,961              $15,774             $11,776
11/30/2001                    $13,887              $15,641             $11,756
12/31/2001                    $13,760              $15,493             $11,710
 1/31/2002                    $13,955              $15,762             $11,736
 2/28/2002                    $14,077              $15,952             $11,783
 3/31/2002                    $13,872              $15,639             $11,849
 4/30/2002                    $14,076              $15,945             $11,915
 5/31/2002                    $14,158              $16,041             $11,915
 6/30/2002                    $14,256              $16,211             $11,922
 7/31/2002                    $14,414              $16,420             $11,935
 8/31/2002                    $14,539              $16,617             $11,975
 9/30/2002                    $14,826              $16,981             $11,995
10/31/2002                    $14,618              $16,699             $12,015
11/30/2002                    $14,586              $16,630             $12,015
12/31/2002                    $14,853              $16,981             $11,988
 1/31/2003                    $14,860              $16,938             $12,041
 2/28/2003                    $15,046              $17,175             $12,134
 3/31/2003                    $15,070              $17,185             $12,207
 4/30/2003                    $15,188              $17,299             $12,180
 5/31/2003                    $15,539              $17,704             $12,160
 6/30/2003                    $15,483              $17,628             $12,174
 7/31/2003                    $14,990              $17,011             $12,187
 8/31/2003                    $15,067              $17,138             $12,233
 9/30/2003                    $15,428              $17,642             $12,273
10/31/2003                    $15,336              $17,553             $12,260
11/30/2003                    $15,486              $17,736             $12,227
12/31/2003                    $15,625              $17,883             $12,213
 1/31/2004                    $15,719              $17,986             $12,273
 2/29/2004                    $15,922              $18,256             $12,339
 3/31/2004                    $15,893              $18,193             $12,419
 4/30/2004                    $15,536              $17,762             $12,459
 5/31/2004                    $15,472              $17,697             $12,531
 6/30/2004                    $15,520              $17,762             $12,571
 7/31/2004                    $15,692              $17,996             $12,551
 8/31/2004                    $15,950              $18,356             $12,558
 9/30/2004                    $16,045              $18,454             $12,584
10/31/2004                    $16,190              $18,612             $12,651
11/30/2004                    $16,067              $18,459             $12,657
12/31/2004                    $16,284              $18,684             $12,611
 1/31/2005                    $16,446              $18,859             $12,638
 2/28/2005                    $16,384              $18,796             $12,710


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS A                      2/28/05
-------------------------------------
1-Year                        -1.39%
-------------------------------------
5-Year                        +5.81%
-------------------------------------
10-Year                       +5.06%
-------------------------------------

CLASS C (5/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        Franklin Minnesota     Lehman Brothers
                         Insured Tax-Free      Municipal Bond
   Date                    Income Fund            Index(7)              CPI(7)
----------              ------------------     ---------------        ----------
  5/1/1995                    $10,000              $10,000             $10,000
 5/31/1995                    $10,220              $10,319             $10,020
 6/30/1995                    $10,163              $10,229             $10,039
 7/31/1995                    $10,215              $10,326             $10,039
 8/31/1995                    $10,308              $10,457             $10,066
 9/30/1995                    $10,358              $10,523             $10,086
10/31/1995                    $10,472              $10,676             $10,118
11/30/1995                    $10,600              $10,853             $10,112
12/31/1995                    $10,683              $10,957             $10,105
 1/31/1996                    $10,728              $11,040             $10,165
 2/29/1996                    $10,666              $10,966             $10,197
 3/31/1996                    $10,542              $10,825             $10,250
 4/30/1996                    $10,516              $10,795             $10,290
 5/31/1996                    $10,528              $10,791             $10,309
 6/30/1996                    $10,614              $10,908             $10,316
 7/31/1996                    $10,696              $11,007             $10,336
 8/31/1996                    $10,687              $11,004             $10,355
 9/30/1996                    $10,805              $11,158             $10,388
10/31/1996                    $10,893              $11,285             $10,421
11/30/1996                    $11,027              $11,491             $10,441
12/31/1996                    $10,992              $11,443             $10,441
 1/31/1997                    $11,006              $11,464             $10,474
 2/28/1997                    $11,092              $11,569             $10,507
 3/31/1997                    $10,980              $11,415             $10,533
 4/30/1997                    $11,050              $11,511             $10,546
 5/31/1997                    $11,173              $11,684             $10,540
 6/30/1997                    $11,275              $11,808             $10,553
 7/31/1997                    $11,514              $12,136             $10,566
 8/31/1997                    $11,434              $12,022             $10,586
 9/30/1997                    $11,536              $12,164             $10,612
10/31/1997                    $11,594              $12,243             $10,639
11/30/1997                    $11,654              $12,315             $10,632
12/31/1997                    $11,783              $12,494             $10,619
 1/31/1998                    $11,868              $12,623             $10,639
 2/28/1998                    $11,874              $12,627             $10,658
 3/31/1998                    $11,893              $12,638             $10,678
 4/30/1998                    $11,868              $12,581             $10,698
 5/31/1998                    $12,011              $12,780             $10,718
 6/30/1998                    $12,057              $12,831             $10,731
 7/31/1998                    $12,078              $12,863             $10,744
 8/31/1998                    $12,204              $13,062             $10,757
 9/30/1998                    $12,306              $13,224             $10,770
10/31/1998                    $12,334              $13,224             $10,797
11/30/1998                    $12,370              $13,270             $10,797
12/31/1998                    $12,390              $13,304             $10,790
 1/31/1999                    $12,475              $13,462             $10,816
 2/28/1999                    $12,418              $13,403             $10,829
 3/31/1999                    $12,470              $13,422             $10,862
 4/30/1999                    $12,484              $13,455             $10,941
 5/31/1999                    $12,421              $13,377             $10,941
 6/30/1999                    $12,246              $13,185             $10,941
 7/31/1999                    $12,268              $13,233             $10,974
 8/31/1999                    $12,089              $13,127             $11,001
 9/30/1999                    $12,049              $13,132             $11,053
10/31/1999                    $11,851              $12,990             $11,073
11/30/1999                    $11,974              $13,128             $11,080
12/31/1999                    $11,852              $13,030             $11,080
 1/31/2000                    $11,781              $12,974             $11,113
 2/29/2000                    $11,942              $13,124             $11,178
 3/31/2000                    $12,233              $13,411             $11,271
 4/30/2000                    $12,139              $13,332             $11,277
 5/31/2000                    $12,030              $13,263             $11,290
 6/30/2000                    $12,335              $13,614             $11,350
 7/31/2000                    $12,523              $13,803             $11,376
 8/31/2000                    $12,723              $14,016             $11,376
 9/30/2000                    $12,635              $13,943             $11,435
10/31/2000                    $12,773              $14,095             $11,455
11/30/2000                    $12,864              $14,202             $11,461
12/31/2000                    $13,196              $14,553             $11,455
 1/31/2001                    $13,291              $14,697             $11,527
 2/28/2001                    $13,345              $14,744             $11,573
 3/31/2001                    $13,463              $14,876             $11,600
 4/30/2001                    $13,323              $14,715             $11,646
 5/31/2001                    $13,439              $14,873             $11,698
 6/30/2001                    $13,529              $14,973             $11,718
 7/31/2001                    $13,707              $15,194             $11,685
 8/31/2001                    $13,870              $15,445             $11,685
 9/30/2001                    $13,811              $15,393             $11,738
10/31/2001                    $13,956              $15,576             $11,698
11/30/2001                    $13,876              $15,445             $11,679
12/31/2001                    $13,742              $15,299             $11,633
 1/31/2002                    $13,941              $15,564             $11,659
 2/28/2002                    $14,044              $15,752             $11,705
 3/31/2002                    $13,847              $15,443             $11,771
 4/30/2002                    $14,043              $15,745             $11,837
 5/31/2002                    $14,104              $15,841             $11,837
 6/30/2002                    $14,207              $16,008             $11,843
 7/31/2002                    $14,357              $16,214             $11,856
 8/31/2002                    $14,476              $16,409             $11,896
 9/30/2002                    $14,754              $16,768             $11,916
10/31/2002                    $14,543              $16,490             $11,935
11/30/2002                    $14,505              $16,422             $11,935
12/31/2002                    $14,775              $16,768             $11,909
 1/31/2003                    $14,764              $16,726             $11,962
 2/28/2003                    $14,941              $16,960             $12,054
 3/31/2003                    $14,958              $16,970             $12,126
 4/30/2003                    $15,067              $17,082             $12,100
 5/31/2003                    $15,406              $17,482             $12,080
 6/30/2003                    $15,343              $17,407             $12,093
 7/31/2003                    $14,849              $16,798             $12,107
 8/31/2003                    $14,916              $16,924             $12,153
 9/30/2003                    $15,263              $17,421             $12,192
10/31/2003                    $15,175              $17,333             $12,179
11/30/2003                    $15,316              $17,514             $12,146
12/31/2003                    $15,434              $17,659             $12,133
 1/31/2004                    $15,520              $17,760             $12,192
 2/29/2004                    $15,727              $18,028             $12,258
 3/31/2004                    $15,679              $17,965             $12,337
 4/30/2004                    $15,335              $17,539             $12,377
 5/31/2004                    $15,266              $17,476             $12,449
 6/30/2004                    $15,291              $17,539             $12,488
 7/31/2004                    $15,466              $17,770             $12,469
 8/31/2004                    $15,709              $18,126             $12,475
 9/30/2004                    $15,795              $18,222             $12,502
10/31/2004                    $15,917              $18,379             $12,567
11/30/2004                    $15,800              $18,228             $12,574
12/31/2004                    $15,993              $18,450             $12,528
 1/31/2005                    $16,158              $18,623             $12,554
 2/28/2005                    $16,093              $18,561             $12,627

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C                      2/28/05
-------------------------------------
1-Year                        +1.41%
-------------------------------------
5-Year                        +6.15%
-------------------------------------
Since Inception (5/1/95)      +4.96%
-------------------------------------


                                                              Annual Report | 45

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Minnesota state personal income tax bracket of 40.10%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


46 | Annual Report

YOUR FUND'S EXPENSES

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 47

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT      ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                       VALUE 8/31/04         VALUE 2/28/05   PERIOD* 8/31/04-2/28/05
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000              $1,028.10               $3.32
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000              $1,021.52               $3.31
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                            $1,000              $1,025.10               $6.08
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000              $1,018.79               $6.06
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


48 | Annual Report

FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Ohio Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal and Ohio state personal income taxes consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in insured securities that pay interest free from such taxes.(1),(2)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Franklin Ohio Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.81 on February 29, 2004, to $12.64 on February 28, 2005. The Fund's Class A shares paid dividends totaling 53.88 cents per share for the same period.(3) The Performance Summary beginning on page 52 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.14%, based on an annualization of the current 4.55 cent per share dividend and the maximum offering price of $13.20 on February 28, 2005. An investor in the 2005 maximum combined federal and Ohio state personal income tax bracket of 39.88% would need to earn a distribution rate of 6.89% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

(3) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchase your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 107.


                                                              Annual Report | 49

PORTFOLIO BREAKDOWN
Franklin Ohio Insured
Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                        47.8%
--------------------------------------------------------------------------------
Prerefunded                                                               13.0%
--------------------------------------------------------------------------------
Higher Education                                                          10.3%
--------------------------------------------------------------------------------
Utilities                                                                 10.2%
--------------------------------------------------------------------------------
Tax-Supported                                                              5.3%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     4.5%
--------------------------------------------------------------------------------
Transportation                                                             3.3%
--------------------------------------------------------------------------------
Housing                                                                    1.7%
--------------------------------------------------------------------------------
Other Revenue                                                              1.7%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       1.5%
--------------------------------------------------------------------------------
Corporate-Backed                                                           0.7%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

STATE UPDATE

Ohio has a broad and diverse economic base led by manufacturing and expanding health care and technology sectors. The economic slowdown of the past few years was broad based, with the auto, machinery, steel and air industries particularly hard hit. Job losses continued in 2004 for many sectors, although the rate of decline slowed. However, employment in education and health care showed gains throughout the economic downturn, slowing only recently. The state's unemployment rate was 6.1% in February 2004 and rose to 6.4% in February 2005, above the 5.4% national average.(4)

The state has a history of sound financial management, including through the recent period of severe revenue strain. Some of Ohio's credit strengths are its prompt spending reduction to address revenue weakness and its healthy reserve levels built up during better economic times that provided a cushion to absorb some of the recession's financial impact. Financial results for fiscal year 2004 exceeded March 2004 expectations, when revenue estimates were revised downward. Revenue projections for fiscal year 2005 remained at the same level projected in March 2004, and year-to-date revenue figures through January 2005 showed tax receipts ahead of the revised estimate.

Moody's Investors Service revised upward the state's outlook to stable from negative in November 2004. Despite weak economic conditions that resulted in downward revisions to revenue projections in recent years, economic trends showed some improvement, and state finances have strengthened relative to the prior biennium, helped by a temporary sales tax increase and other onetime sources.

(4) Source: Bureau of Labor Statistics.


50 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Ohio Insured Tax-Free Income Fund
3/1/04-2/28/05

                                ------------------------------------------------
                                               DIVIDEND PER SHARE
                                ------------------------------------------------
MONTH                              CLASS A           CLASS B          CLASS C
--------------------------------------------------------------------------------
March                             4.49 cents        3.90 cents       3.92 cents
--------------------------------------------------------------------------------
April                             4.49 cents        3.90 cents       3.92 cents
--------------------------------------------------------------------------------
May                               4.49 cents        3.90 cents       3.92 cents
--------------------------------------------------------------------------------
June                              4.49 cents        3.92 cents       3.91 cents
--------------------------------------------------------------------------------
July                              4.49 cents        3.92 cents       3.91 cents
--------------------------------------------------------------------------------
August                            4.49 cents        3.92 cents       3.91 cents
--------------------------------------------------------------------------------
September                         4.49 cents        3.93 cents       3.93 cents
--------------------------------------------------------------------------------
October                           4.49 cents        3.93 cents       3.93 cents
--------------------------------------------------------------------------------
November                          4.49 cents        3.93 cents       3.93 cents
--------------------------------------------------------------------------------
December                          4.49 cents        3.89 cents       3.90 cents
--------------------------------------------------------------------------------
January                           4.49 cents        3.89 cents       3.90 cents
--------------------------------------------------------------------------------
February                          4.49 cents        3.89 cents       3.90 cents
--------------------------------------------------------------------------------
TOTAL                            53.88 CENTS       46.92 CENTS      46.98 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

We used various strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Ohio Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 51

PERFORMANCE SUMMARY AS OF 2/28/05

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------
CLASS A                                                 CHANGE     2/28/05     2/29/04
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.17      $12.64      $12.81
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/04-2/28/05)
----------------------------------------------------------------------------------------
Dividend Income                            $0.5388
----------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.0123
----------------------------------------------------------------------------------------
         TOTAL                             $0.5511
----------------------------------------------------------------------------------------
CLASS B                                                 CHANGE     2/28/05     2/29/04
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.17      $12.68      $12.85
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/04-2/28/05)
----------------------------------------------------------------------------------------
Dividend Income                            $0.4692
----------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.0123
----------------------------------------------------------------------------------------
         TOTAL                             $0.4815
----------------------------------------------------------------------------------------
CLASS C                                                 CHANGE     2/28/05     2/29/04
----------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   -$0.16      $12.74      $12.90
----------------------------------------------------------------------------------------
DISTRIBUTIONS (3/1/04-2/28/05)
----------------------------------------------------------------------------------------
Dividend Income                            $0.4698
----------------------------------------------------------------------------------------
Long-Term Capital Gain                     $0.0123
----------------------------------------------------------------------------------------
         TOTAL                             $0.4821
----------------------------------------------------------------------------------------

Franklin Ohio Insured Tax-Free Income Fund paid distributions derived from long-term capital gains of 1.23 cents ($0.0123) per share in June 2004. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


52 | Annual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------
CLASS A                                                 1-YEAR      5-YEAR      10-YEAR
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +3.15%     +38.70%     +76.43%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                           -1.25%      +5.84%      +5.38%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                      -1.39%      +5.26%      +5.23%
----------------------------------------------------------------------------------------
   Distribution Rate(4)                      4.14%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)   6.89%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)              3.12%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)               5.19%
----------------------------------------------------------------------------------------
                                                                               INCEPTION
CLASS B                                                  1-YEAR     5-YEAR      (2/1/00)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +2.56%     +35.25%     +36.85%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                           -1.38%      +5.91%      +6.22%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                      -1.56%      +5.32%      +5.98%
----------------------------------------------------------------------------------------
   Distribution Rate(4)                      3.77%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)   6.27%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)              2.71%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)               4.51%
----------------------------------------------------------------------------------------
                                                                               INCEPTION
CLASS C                                                  1-YEAR     5-YEAR      (5/1/95)
----------------------------------------------------------------------------------------
Cumulative Total Return(1)                               +2.64%     +35.10%     +66.24%
----------------------------------------------------------------------------------------
Average Annual Total Return(2)                           +1.65%      +6.20%      +5.30%
----------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/05)(3)                      +1.38%      +5.61%      +5.18%
----------------------------------------------------------------------------------------
   Distribution Rate(4)                      3.73%
----------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)   6.20%
----------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)              2.71%
----------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)               4.51%
----------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 53

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS A                      2/28/05
-------------------------------------
1-Year                        -1.25%
-------------------------------------
5-Year                        +5.84%
-------------------------------------
10-Year                       +5.38%
-------------------------------------

CLASS A (3/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                           Franklin Ohio       Lehman Brothers
                          Insured Tax-Free     Municipal Bond
   Date                     Income Fund            Index(7)             CPI(7)
----------                ----------------     ---------------        ----------
  3/1/1995                     $9,574              $10,000             $10,000
 3/31/1995                     $9,656              $10,115             $10,033
 4/30/1995                     $9,667              $10,127             $10,066
 5/31/1995                     $9,911              $10,450             $10,086
 6/30/1995                     $9,844              $10,359             $10,106
 7/31/1995                     $9,891              $10,457             $10,106
 8/31/1995                     $9,995              $10,589             $10,133
 9/30/1995                    $10,041              $10,656             $10,152
10/31/1995                    $10,167              $10,811             $10,186
11/30/1995                    $10,313              $10,991             $10,179
12/31/1995                    $10,409              $11,096             $10,172
 1/31/1996                    $10,467              $11,180             $10,232
 2/29/1996                    $10,405              $11,105             $10,265
 3/31/1996                    $10,280              $10,963             $10,318
 4/30/1996                    $10,267              $10,932             $10,358
 5/31/1996                    $10,292              $10,928             $10,378
 6/30/1996                    $10,405              $11,047             $10,384
 7/31/1996                    $10,490              $11,147             $10,404
 8/31/1996                    $10,485              $11,144             $10,424
 9/30/1996                    $10,641              $11,300             $10,457
10/31/1996                    $10,742              $11,428             $10,490
11/30/1996                    $10,913              $11,637             $10,510
12/31/1996                    $10,876              $11,588             $10,510
 1/31/1997                    $10,880              $11,610             $10,543
 2/28/1997                    $10,963              $11,716             $10,577
 3/31/1997                    $10,834              $11,560             $10,603
 4/30/1997                    $10,916              $11,657             $10,616
 5/31/1997                    $11,060              $11,832             $10,610
 6/30/1997                    $11,166              $11,958             $10,623
 7/31/1997                    $11,442              $12,289             $10,636
 8/31/1997                    $11,334              $12,174             $10,656
 9/30/1997                    $11,457              $12,319             $10,683
10/31/1997                    $11,510              $12,398             $10,709
11/30/1997                    $11,584              $12,471             $10,702
12/31/1997                    $11,763              $12,653             $10,689
 1/31/1998                    $11,871              $12,783             $10,709
 2/28/1998                    $11,864              $12,787             $10,729
 3/31/1998                    $11,870              $12,799             $10,749
 4/30/1998                    $11,842              $12,741             $10,769
 5/31/1998                    $12,006              $12,942             $10,789
 6/30/1998                    $12,053              $12,994             $10,802
 7/31/1998                    $12,088              $13,026             $10,815
 8/31/1998                    $12,226              $13,227             $10,828
 9/30/1998                    $12,380              $13,392             $10,842
10/31/1998                    $12,403              $13,392             $10,868
11/30/1998                    $12,444              $13,439             $10,868
12/31/1998                    $12,464              $13,473             $10,861
 1/31/1999                    $12,565              $13,633             $10,888
 2/28/1999                    $12,535              $13,573             $10,901
 3/31/1999                    $12,584              $13,592             $10,934
 4/30/1999                    $12,604              $13,626             $11,014
 5/31/1999                    $12,529              $13,547             $11,014
 6/30/1999                    $12,376              $13,352             $11,014
 7/31/1999                    $12,393              $13,401             $11,047
 8/31/1999                    $12,244              $13,293             $11,074
 9/30/1999                    $12,243              $13,299             $11,127
10/31/1999                    $12,084              $13,155             $11,146
11/30/1999                    $12,193              $13,295             $11,153
12/31/1999                    $12,089              $13,196             $11,153
 1/31/2000                    $12,036              $13,138             $11,186
 2/29/2000                    $12,181              $13,291             $11,252
 3/31/2000                    $12,446              $13,581             $11,345
 4/30/2000                    $12,371              $13,501             $11,352
 5/31/2000                    $12,325              $13,431             $11,365
 6/30/2000                    $12,615              $13,787             $11,425
 7/31/2000                    $12,798              $13,979             $11,451
 8/31/2000                    $12,982              $14,194             $11,451
 9/30/2000                    $12,913              $14,120             $11,511
10/31/2000                    $13,027              $14,274             $11,531
11/30/2000                    $13,135              $14,382             $11,537
12/31/2000                    $13,461              $14,738             $11,531
 1/31/2001                    $13,542              $14,884             $11,604
 2/28/2001                    $13,581              $14,931             $11,650
 3/31/2001                    $13,695              $15,065             $11,677
 4/30/2001                    $13,564              $14,901             $11,723
 5/31/2001                    $13,677              $15,062             $11,776
 6/30/2001                    $13,764              $15,163             $11,796
 7/31/2001                    $13,951              $15,387             $11,763
 8/31/2001                    $14,157              $15,641             $11,763
 9/30/2001                    $14,140              $15,588             $11,816
10/31/2001                    $14,285              $15,774             $11,776
11/30/2001                    $14,213              $15,641             $11,756
12/31/2001                    $14,099              $15,493             $11,710
 1/31/2002                    $14,319              $15,762             $11,736
 2/28/2002                    $14,454              $15,952             $11,783
 3/31/2002                    $14,230              $15,639             $11,849
 4/30/2002                    $14,448              $15,945             $11,915
 5/31/2002                    $14,518              $16,041             $11,915
 6/30/2002                    $14,640              $16,211             $11,922
 7/31/2002                    $14,787              $16,420             $11,935
 8/31/2002                    $14,926              $16,617             $11,975
 9/30/2002                    $15,212              $16,981             $11,995
10/31/2002                    $15,009              $16,699             $12,015
11/30/2002                    $14,979              $16,630             $12,015
12/31/2002                    $15,272              $16,981             $11,988
 1/31/2003                    $15,246              $16,938             $12,041
 2/28/2003                    $15,434              $17,175             $12,134
 3/31/2003                    $15,460              $17,185             $12,207
 4/30/2003                    $15,591              $17,299             $12,180
 5/31/2003                    $15,942              $17,704             $12,160
 6/30/2003                    $15,888              $17,628             $12,174
 7/31/2003                    $15,324              $17,011             $12,187
 8/31/2003                    $15,413              $17,138             $12,233
 9/30/2003                    $15,749              $17,642             $12,273
10/31/2003                    $15,706              $17,553             $12,260
11/30/2003                    $15,895              $17,736             $12,227
12/31/2003                    $16,025              $17,883             $12,213
 1/31/2004                    $16,145              $17,986             $12,273
 2/29/2004                    $16,386              $18,256             $12,339
 3/31/2004                    $16,322              $18,193             $12,419
 4/30/2004                    $15,915              $17,762             $12,459
 5/31/2004                    $15,841              $17,697             $12,531
 6/30/2004                    $15,868              $17,762             $12,571
 7/31/2004                    $16,068              $17,996             $12,551
 8/31/2004                    $16,378              $18,356             $12,558
 9/30/2004                    $16,476              $18,454             $12,584
10/31/2004                    $16,649              $18,612             $12,651
11/30/2004                    $16,487              $18,459             $12,657
12/31/2004                    $16,733              $18,684             $12,611
 1/31/2005                    $16,949              $18,859             $12,638
 2/28/2005                    $16,891              $18,796             $12,710

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS B                       2/28/05
-------------------------------------
1-Year                        -1.38%
-------------------------------------
5-Year                        +5.91%
-------------------------------------
Since Inception (2/1/00)      +6.22%
-------------------------------------

CLASS B (2/1/00-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                           Franklin Ohio       Lehman Brothers
                          Insured Tax-Free     Municipal Bond
   Date                     Income Fund            Index(7)             CPI(7)
----------                ----------------     ---------------        ----------
  2/1/2000                    $10,000              $10,000             $10,000
 2/29/2000                    $10,119              $10,116             $10,059
 3/31/2000                    $10,334              $10,337             $10,142
 4/30/2000                    $10,276              $10,276             $10,148
 5/31/2000                    $10,231              $10,223             $10,160
 6/30/2000                    $10,475              $10,494             $10,213
 7/31/2000                    $10,613              $10,640             $10,237
 8/31/2000                    $10,770              $10,804             $10,237
 9/30/2000                    $10,709              $10,747             $10,290
10/31/2000                    $10,798              $10,865             $10,308
11/30/2000                    $10,892              $10,947             $10,314
12/31/2000                    $11,148              $11,217             $10,308
 1/31/2001                    $11,209              $11,328             $10,373
 2/28/2001                    $11,237              $11,364             $10,415
 3/31/2001                    $11,326              $11,466             $10,438
 4/30/2001                    $11,211              $11,342             $10,480
 5/31/2001                    $11,309              $11,464             $10,527
 6/30/2001                    $11,375              $11,541             $10,545
 7/31/2001                    $11,524              $11,712             $10,515
 8/31/2001                    $11,688              $11,905             $10,515
 9/30/2001                    $11,670              $11,865             $10,563
10/31/2001                    $11,782              $12,006             $10,527
11/30/2001                    $11,718              $11,905             $10,509
12/31/2001                    $11,618              $11,792             $10,468
 1/31/2002                    $11,803              $11,997             $10,492
 2/28/2002                    $11,899              $12,141             $10,533
 3/31/2002                    $11,719              $11,903             $10,592
 4/30/2002                    $11,882              $12,136             $10,652
 5/31/2002                    $11,934              $12,210             $10,652
 6/30/2002                    $12,030              $12,339             $10,658
 7/31/2002                    $12,154              $12,498             $10,669
 8/31/2002                    $12,252              $12,648             $10,705
 9/30/2002                    $12,491              $12,925             $10,723
10/31/2002                    $12,317              $12,711             $10,741
11/30/2002                    $12,287              $12,658             $10,741
12/31/2002                    $12,520              $12,925             $10,717
 1/31/2003                    $12,493              $12,892             $10,764
 2/28/2003                    $12,640              $13,072             $10,847
 3/31/2003                    $12,655              $13,080             $10,912
 4/30/2003                    $12,758              $13,167             $10,889
 5/31/2003                    $13,048              $13,475             $10,871
 6/30/2003                    $12,988              $13,418             $10,883
 7/31/2003                    $12,523              $12,948             $10,895
 8/31/2003                    $12,590              $13,045             $10,936
 9/30/2003                    $12,857              $13,428             $10,972
10/31/2003                    $12,816              $13,361             $10,960
11/30/2003                    $12,963              $13,500             $10,930
12/31/2003                    $13,062              $13,612             $10,918
 1/31/2004                    $13,153              $13,690             $10,972
 2/29/2004                    $13,344              $13,896             $11,031
 3/31/2004                    $13,285              $13,847             $11,102
 4/30/2004                    $12,949              $13,519             $11,137
 5/31/2004                    $12,883              $13,470             $11,203
 6/30/2004                    $12,898              $13,519             $11,238
 7/31/2004                    $13,065              $13,697             $11,220
 8/31/2004                    $13,299              $13,972             $11,226
 9/30/2004                    $13,372              $14,046             $11,250
10/31/2004                    $13,505              $14,167             $11,309
11/30/2004                    $13,380              $14,050             $11,315
12/31/2004                    $13,571              $14,221             $11,274
 1/31/2005                    $13,729              $14,354             $11,297
 2/28/2005                    $13,585              $14,307             $11,363


54 | Annual Report

CLASS C (5/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                           Franklin Ohio       Lehman Brothers
                          Insured Tax-Free     Municipal Bond
   Date                     Income Fund            Index(7)             CPI(7)
----------                ----------------     ---------------        ----------
  5/1/1995                    $10,000              $10,000             $10,000
 5/31/1995                    $10,255              $10,319             $10,020
 6/30/1995                    $10,181              $10,229             $10,039
 7/31/1995                    $10,234              $10,326             $10,039
 8/31/1995                    $10,336              $10,457             $10,066
 9/30/1995                    $10,379              $10,523             $10,086
10/31/1995                    $10,512              $10,676             $10,118
11/30/1995                    $10,658              $10,853             $10,112
12/31/1995                    $10,752              $10,957             $10,105
 1/31/1996                    $10,815              $11,040             $10,165
 2/29/1996                    $10,745              $10,966             $10,197
 3/31/1996                    $10,611              $10,825             $10,250
 4/30/1996                    $10,593              $10,795             $10,290
 5/31/1996                    $10,614              $10,791             $10,309
 6/30/1996                    $10,717              $10,908             $10,316
 7/31/1996                    $10,815              $11,007             $10,336
 8/31/1996                    $10,805              $11,004             $10,355
 9/30/1996                    $10,950              $11,158             $10,388
10/31/1996                    $11,056              $11,285             $10,421
11/30/1996                    $11,227              $11,491             $10,441
12/31/1996                    $11,183              $11,443             $10,441
 1/31/1997                    $11,182              $11,464             $10,474
 2/28/1997                    $11,262              $11,569             $10,507
 3/31/1997                    $11,125              $11,415             $10,533
 4/30/1997                    $11,205              $11,511             $10,546
 5/31/1997                    $11,346              $11,684             $10,540
 6/30/1997                    $11,448              $11,808             $10,553
 7/31/1997                    $11,736              $12,136             $10,566
 8/31/1997                    $11,619              $12,022             $10,586
 9/30/1997                    $11,730              $12,164             $10,612
10/31/1997                    $11,787              $12,243             $10,639
11/30/1997                    $11,858              $12,315             $10,632
12/31/1997                    $12,036              $12,494             $10,619
 1/31/1998                    $12,139              $12,623             $10,639
 2/28/1998                    $12,127              $12,627             $10,658
 3/31/1998                    $12,137              $12,638             $10,678
 4/30/1998                    $12,092              $12,581             $10,698
 5/31/1998                    $12,253              $12,780             $10,718
 6/30/1998                    $12,304              $12,831             $10,731
 7/31/1998                    $12,324              $12,863             $10,744
 8/31/1998                    $12,468              $13,062             $10,757
 9/30/1998                    $12,619              $13,224             $10,770
10/31/1998                    $12,637              $13,224             $10,797
11/30/1998                    $12,672              $13,270             $10,797
12/31/1998                    $12,676              $13,304             $10,790
 1/31/1999                    $12,782              $13,462             $10,816
 2/28/1999                    $12,745              $13,403             $10,829
 3/31/1999                    $12,789              $13,422             $10,862
 4/30/1999                    $12,804              $13,455             $10,941
 5/31/1999                    $12,722              $13,377             $10,941
 6/30/1999                    $12,562              $13,185             $10,941
 7/31/1999                    $12,574              $13,233             $10,974
 8/31/1999                    $12,417              $13,127             $11,001
 9/30/1999                    $12,400              $13,132             $11,053
10/31/1999                    $12,245              $12,990             $11,073
11/30/1999                    $12,348              $13,128             $11,080
12/31/1999                    $12,238              $13,030             $11,080
 1/31/2000                    $12,169              $12,974             $11,113
 2/29/2000                    $12,310              $13,124             $11,178
 3/31/2000                    $12,570              $13,411             $11,271
 4/30/2000                    $12,490              $13,332             $11,277
 5/31/2000                    $12,437              $13,263             $11,290
 6/30/2000                    $12,733              $13,614             $11,350
 7/31/2000                    $12,911              $13,803             $11,376
 8/31/2000                    $13,091              $14,016             $11,376
 9/30/2000                    $13,016              $13,943             $11,435
10/31/2000                    $13,123              $14,095             $11,455
11/30/2000                    $13,225              $14,202             $11,461
12/31/2000                    $13,545              $14,553             $11,455
 1/31/2001                    $13,620              $14,697             $11,527
 2/28/2001                    $13,654              $14,744             $11,573
 3/31/2001                    $13,762              $14,876             $11,600
 4/30/2001                    $13,624              $14,715             $11,646
 5/31/2001                    $13,743              $14,873             $11,698
 6/30/2001                    $13,823              $14,973             $11,718
 7/31/2001                    $14,002              $15,194             $11,685
 8/31/2001                    $14,201              $15,445             $11,685
 9/30/2001                    $14,178              $15,393             $11,738
10/31/2001                    $14,314              $15,576             $11,698
11/30/2001                    $14,237              $15,445             $11,679
12/31/2001                    $14,116              $15,299             $11,633
 1/31/2002                    $14,328              $15,564             $11,659
 2/28/2002                    $14,455              $15,752             $11,705
 3/31/2002                    $14,227              $15,443             $11,771
 4/30/2002                    $14,435              $15,745             $11,837
 5/31/2002                    $14,498              $15,841             $11,837
 6/30/2002                    $14,614              $16,008             $11,843
 7/31/2002                    $14,765              $16,214             $11,856
 8/31/2002                    $14,884              $16,409             $11,896
 9/30/2002                    $15,173              $16,768             $11,916
10/31/2002                    $14,964              $16,490             $11,935
11/30/2002                    $14,928              $16,422             $11,935
12/31/2002                    $15,211              $16,768             $11,909
 1/31/2003                    $15,179              $16,726             $11,962
 2/28/2003                    $15,359              $16,960             $12,054
 3/31/2003                    $15,366              $16,970             $12,126
 4/30/2003                    $15,501              $17,082             $12,100
 5/31/2003                    $15,841              $17,482             $12,080
 6/30/2003                    $15,779              $17,407             $12,093
 7/31/2003                    $15,203              $16,798             $12,107
 8/31/2003                    $15,296              $16,924             $12,153
 9/30/2003                    $15,619              $17,421             $12,192
10/31/2003                    $15,569              $17,333             $12,179
11/30/2003                    $15,748              $17,514             $12,146
12/31/2003                    $15,867              $17,659             $12,133
 1/31/2004                    $15,979              $17,760             $12,192
 2/29/2004                    $16,209              $18,028             $12,258
 3/31/2004                    $16,137              $17,965             $12,337
 4/30/2004                    $15,732              $17,539             $12,377
 5/31/2004                    $15,652              $17,476             $12,449
 6/30/2004                    $15,671              $17,539             $12,488
 7/31/2004                    $15,859              $17,770             $12,469
 8/31/2004                    $16,155              $18,126             $12,475
 9/30/2004                    $16,257              $18,222             $12,502
10/31/2004                    $16,420              $18,379             $12,567
11/30/2004                    $16,254              $18,228             $12,574
12/31/2004                    $16,486              $18,450             $12,528
 1/31/2005                    $16,691              $18,623             $12,554
 2/28/2005                    $16,624              $18,561             $12,627

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C                      2/28/05
-------------------------------------
1-Year                        +1.65%
-------------------------------------
5-Year                        +6.20%
-------------------------------------
Since Inception (5/1/95)      +5.30%
-------------------------------------

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Ohio state personal income tax bracket of 39.88%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 55

YOUR FUND'S EXPENSES

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


56 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                            BEGINNING ACCOUNT     ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 8/31/04       VALUE 2/28/05    PERIOD* 8/31/04-2/28/05
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000             $1,032.00                $3.27
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000             $1,021.57                $3.26
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000             $1,029.10                $6.04
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000             $1,018.84                $6.01
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                           $1,000             $1,029.80                $6.04
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000             $1,018.84                $6.01
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.65%;
B: 1.20%; and C: 1.20%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 57

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                        --------------------------------------------------------------
                                                                             YEAR ENDED FEBRUARY 28,
CLASS A                                                     2005          2004(d)      2003         2002         2001
                                                        --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................      $10.97        $10.76       $10.50       $10.36        $9.61
                                                        --------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................        0.46          0.46         0.46         0.48         0.49
 Net realized and unrealized gains (losses) ........       (0.17)         0.20         0.27         0.14         0.74
                                                        --------------------------------------------------------------
Total from investment operations ...................        0.29          0.66         0.73         0.62         1.23
Less distributions from net investment
income .............................................       (0.46)        (0.45)       (0.47)       (0.48)       (0.48)
Redemption fees ....................................          --(c)         --           --           --           --
                                                        --------------------------------------------------------------
Net asset value, end of year .......................      $10.80        $10.97       $10.76       $10.50       $10.36
                                                        ==============================================================
Total return(b) ....................................        2.79%         6.29%        7.14%        6.14%       13.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $149,897      $156,033     $156,973     $127,595     $116,581
Ratios to average net assets:
 Expenses ..........................................        0.76%         0.75%        0.76%        0.78%        0.78%
 Net investment income .............................        4.29%         4.27%        4.39%        4.58%        4.87%
Portfolio turnover rate ............................       21.09%        11.38%       10.83%       23.17%       29.18%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


58 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 99.6%
   BONDS 99.6%
   FLORIDA 99.6%
   Alachua County Public Improvement Revenue, AMBAC Insured, 5.25%, 8/01/29 .......................  $   2,500,000    $   2,645,775
   Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 .................................      1,000,000        1,067,770
   Broward County HFAR, FSA Insured,
      5.65%, 11/01/22 .............................................................................        405,000          414,765
      5.70%, 11/01/29 .............................................................................        225,000          230,267
   Broward County School Board COP,
      MBIA Insured, 5.00%, 7/01/28 ................................................................      2,000,000        2,079,960
      Series A, FSA Insured, 5.00%, 7/01/22 .......................................................      2,000,000        2,111,540
      Series A, FSA Insured, 5.00%, 7/01/26 .......................................................      2,850,000        2,970,441
   Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 6/01/21 ...........      1,000,000        1,056,260
   Coral Gables Health Facilities Authority Hospital Revenue, Baptist Health South Florida,
     FSA Insured, 5.00%, 8/15/29 ..................................................................      1,500,000        1,558,350
   Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 .........      1,890,000        1,939,801
   Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/21 ......................      1,000,000        1,068,260
   Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%, 11/15/32 .......      1,000,000        1,039,250
   Destin Capital Improvement Revenue, MBIA Insured, 5.00%, 8/01/27 ...............................      1,315,000        1,377,449
   Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%,
     10/01/30 .....................................................................................        355,000          359,906
   Escambia County Utilities Authority Utility System Revenue,
      FGIC Insured, 5.00%, 1/01/31 ................................................................      1,775,000        1,825,445
      Refunding, Series B, FGIC Insured, 5.00%, 1/01/22 ...........................................      2,000,000        2,117,140
   Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 ...............      1,600,000        1,662,608
   Florida HFC Revenue,
      Housing Logans Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 ..................      1,205,000        1,276,035
      Marina Bay Apartments, Series S, FSA Insured, 5.85%, 2/01/41 ................................      1,070,000        1,117,669
   Florida Intergovernmental Finance Commission Capital Revenue, Series A, AMBAC Insured,
     5.00%, 8/01/32 ...............................................................................      3,570,000        3,692,665
   Florida State Board of Education GO, Series F, MBIA Insured, 5.00%, 6/01/28 ....................      2,000,000        2,086,300
   Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured,
     5.25%, 7/01/30 ...............................................................................      2,000,000        2,112,100
   Florida State Correctional Privatization Commission COP, Series B, AMBAC Insured,
     5.00%, 8/01/25 ...............................................................................      2,000,000        2,121,660
   Florida State Department Environmental Protection Preservation Revenue, Florida Forever,
    Series A, MBIA Insured, 5.00%, 7/01/21 ........................................................      3,000,000        3,217,140
   Florida State Department of General Services Division Facilities Management Revenue,
     Florida Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 ...............................        550,000          594,600
   Gulf Breeze Revenue,
      FGIC Insured, 5.80%, 12/01/20 ...............................................................      1,250,000        1,411,388
      Local Government Loan Program, FGIC Insured, 6.05%, 12/01/15 ................................      1,915,000        2,044,492
   Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured,
     6.25%, 12/01/34 ..............................................................................      1,500,000        1,567,575
   Hillsborough County School Board COP, MBIA Insured,
     (a)5.00%, 7/01/26 ............................................................................      1,670,000        1,754,652
        5.375%, 7/01/26 ...........................................................................      2,000,000        2,150,940
   Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 ......................      1,250,000        1,326,663
   Indian Trace Development District Special Assessment Revenue, Water Management
     Special Benefit, Refunding, MBIA Insured, 5.00%, 5/01/27 .....................................      1,000,000        1,035,930


                                                              Annual Report | 59

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
FLORIDA (CONT.)
   Indian Trail Water Control District Improvement Revenue, MBIA Insured,
      5.75%, 8/01/16 ..............................................................................  $   1,090,000    $   1,159,684
      5.50%, 8/01/22 ..............................................................................        500,000          531,700
   Jacksonville Capital Improvement Revenue, Refunding, Series C, AMBAC Insured,
     5.00%, 10/01/25 ..............................................................................      4,000,000        4,203,080
   Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
     5.00%, 10/01/32 ..............................................................................      1,000,000        1,035,020
   Jacksonville Sales Tax Revenue, Better Jacksonville, MBIA Insured, 5.00%, 10/01/30 .............      1,500,000        1,560,405
   Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/26 .............................      2,000,000        2,082,900
   Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured,
     6.35%, 8/01/25 ...............................................................................      1,000,000        1,035,320
   Lake Clarke Shores Utility Systems Revenue, Refunding and Improvement, FGIC Insured,
     5.80%, 10/01/18 ..............................................................................      1,415,000        1,447,970
   Lee County Airport Revenue, Series B, FSA Insured, 5.75%, 10/01/33 .............................      4,000,000        4,418,920
   Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA Insured,
     6.05%,
      11/01/15 ....................................................................................      2,000,000        2,116,720
      11/01/20 ....................................................................................      1,500,000        1,572,540
   Lynn Haven Capital Improvement Revenue,
     MBIA Insured, 5.50%, 12/01/32 ................................................................      2,000,000        2,174,860
     Series A, MBIA Insured, Pre-Refunded, 5.75%, 12/01/16 ........................................      1,000,000        1,046,250
   Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ............................      1,500,000        1,554,435
   Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .............................      3,000,000        3,106,170
   Miami-Dade County Aviation Revenue, Miami International Airport,
      HUB, Series B, FGIC Insured, 5.00%, 10/01/30 ................................................      3,500,000        3,634,820
      Series B, FGIC Insured, 5.75%, 10/01/29 .....................................................      2,500,000        2,775,125
   Nassau County Public Improvement Revenue, MBIA Insured, 5.00%, 5/01/31 .........................      5,000,000        5,149,200
   Ocala Utility System Revenue, Refunding, Series A, FGIC Insured, 5.00%, 10/01/31 ...............      2,000,000        2,093,660
   Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 ..........................      4,220,000        4,495,650
   Orange County Health Facilities Authority Revenue, MBIA Insured, 6.00%, 11/01/24 ...............        700,000          703,150
   Orange County Public Services Tax Revenue, FGIC Insured, Pre-Refunded, 6.00%, 10/01/24 .........      1,000,000        1,042,440
   Orange County School Board COP, AMBAC Insured, 5.50%, 8/01/25 ..................................      1,000,000        1,082,920
   Orange County Tourist Development Tax Revenue, AMBAC Insured, 5.50%,
      10/01/22 ....................................................................................      1,000,000        1,086,540
      10/01/31 ....................................................................................      2,500,000        2,705,325
      10/01/32 ....................................................................................      2,000,000        2,170,440
   Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured,
     5.70%, 12/01/17 ..............................................................................        480,000          490,483
   Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 ..................      3,000,000        3,105,060
   Palm Beach County IDR, South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ...............      2,000,000        2,153,260
   Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
     Pre-Refunded, 5.125%, 11/01/30 ...............................................................      2,000,000        2,216,580
   Palm Beach County School Board COP, Series A,
      AMBAC Insured, 5.125%, 8/01/24 ..............................................................      5,000,000        5,330,550
      FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ..................................................      3,000,000        3,452,400
   Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/32 ....................      2,000,000        2,075,080


60 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   FLORIDA (CONT.)
   Pembroke Pines Public Improvement Revenue,
     Series A, AMBAC Insured, 5.00%, 10/01/29 .....................................................  $   2,000,000    $   2,094,480
     Series B, AMBAC Insured, 5.00%, 10/01/34 .....................................................      2,000,000        2,083,360
   Pinellas County Sewer Revenue, FSA Insured, 5.00%, 10/01/32 ....................................      3,000,000        3,116,490
   Polk County Capital Improvement Revenue, Special Tax, FSA Insured, Pre-Refunded,
     5.75%, 12/01/21 ..............................................................................      1,000,000        1,143,950
   Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ............................      1,000,000        1,039,780
   Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%, 10/01/30 ....................      1,000,000        1,044,060
   Saint Augustine Capital Improvement Revenue, Refunding, AMBAC Insured,
     5.00%, 10/01/29 ..............................................................................      1,250,000        1,309,050
   Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27 ........................        520,000          561,907
   St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
     Management Benefit, Refunding, senior lien, Series A, MBIA Insured, 5.25%, 5/01/25 ...........      5,000,000        5,389,500
   St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured,
     6.125%, 10/01/32 .............................................................................      2,240,000        2,592,262
   Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 ................................      1,000,000        1,077,920
                                                                                                                      -------------
   TOTAL LONG TERM INVESTMENTS (COST $138,591,255) ................................................                     149,296,212
                                                                                                                      -------------
   SHORT TERM INVESTMENT (COST $400,000) 0.3%
   BOND 0.3%
   FLORIDA 0.3%
(b)Orange County School Board COP, Series B, MBIA Insured, Daily VRDN and Put,
     1.80%, 8/01/27 ...............................................................................        400,000          400,000
                                                                                                                      -------------
   TOTAL INVESTMENTS (COST $138,991,255) 99.9% ....................................................                     149,696,212
   OTHER ASSETS, LESS LIABILITIES 0.1% ............................................................                         200,827
                                                                                                                      -------------
   NET ASSETS 100.0% ..............................................................................                   $ 149,897,039
                                                                                                                      =============

See Glossary of Terms on page 118.

(a) See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                         Annual Report | See notes to financial statements. | 61

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                      ------------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
CLASS A                                                     2005            2004(d)        2003           2002           2001
                                                      ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............        $12.62          $12.37         $12.13         $11.98         $11.24
                                                      ------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ........................          0.55            0.55           0.58           0.59           0.60
 Net realized and unrealized gains (losses) ......         (0.20)           0.25           0.24           0.16           0.74
                                                      ------------------------------------------------------------------------
Total from investment operations .................          0.35            0.80           0.82           0.75           1.34
                                                      ------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................         (0.55)          (0.55)         (0.58)         (0.60)         (0.60)
 Net realized gains ..............................         (0.01)             --             --             --             --
                                                      ------------------------------------------------------------------------
Total distributions ..............................         (0.56)          (0.55)         (0.58)         (0.60)         (0.60)
                                                      ------------------------------------------------------------------------
Redemption fees ..................................            --(c)           --             --             --             --
                                                      ------------------------------------------------------------------------
Net asset value, end of year .....................        $12.41          $12.62         $12.37         $12.13         $11.98
                                                      ========================================================================
Total return(b) ..................................          2.93%           6.65%          6.90%          6.39%         12.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................    $1,602,174      $1,696,913     $1,646,355     $1,554,245     $1,472,089
Ratios to average net assets:
 Expenses ........................................          0.63%           0.63%          0.62%          0.63%          0.62%
 Net investment income ...........................          4.47%           4.45%          4.73%          4.90%          5.23%
Portfolio turnover rate ..........................          9.07%           9.41%         11.74%          8.48%         10.40%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


62 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FRANKLIN INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                       -------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS B                                                    2005         2004(d)      2003         2002         2001
                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............       $12.67       $12.42       $12.17       $12.00       $11.24
                                                       -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ........................         0.48         0.49         0.51         0.53         0.55
 Net realized and unrealized gains (losses) ......        (0.19)        0.24         0.25         0.17         0.75
                                                       -------------------------------------------------------------
Total from investment operations .................         0.29         0.73         0.76         0.70         1.30
                                                       -------------------------------------------------------------
Less distributions from:
 Net investment income ...........................        (0.48)       (0.48)       (0.51)       (0.53)       (0.54)
 Net realized gains ..............................        (0.01)          --           --           --           --
                                                       -------------------------------------------------------------
Total distributions ..............................        (0.49)       (0.48)       (0.51)       (0.53)       (0.54)
                                                       -------------------------------------------------------------
Redemption fees ..................................           --(c)        --           --           --           --
                                                       -------------------------------------------------------------
Net asset value, end of year .....................       $12.47       $12.67       $12.42       $12.17       $12.00
                                                       =============================================================
Total return(b) ..................................         2.35%        6.04%        6.37%        5.96%       11.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................     $103,378     $108,518      $82,062      $38,158       $6,291
Ratios to average net assets:
 Expenses ........................................         1.18%        1.18%        1.18%        1.18%        1.18%
 Net investment income ...........................         3.92%        3.90%        4.17%        4.35%        4.68%
Portfolio turnover rate ..........................         9.07%        9.41%       11.74%        8.48%       10.40%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


                         Annual Report | See notes to financial statements. | 63

FRANKLIN TAX-FREE TRUST

FRANKLIN INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                       -----------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28,
CLASS C                                                    2005         2004(d)      2003        2002        2001
                                                       -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................     $12.72       $12.47       $12.21      $12.05      $11.31
                                                       -----------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................       0.49         0.48         0.52        0.53        0.55
 Net realized and unrealized gains (losses) ........      (0.21)        0.25         0.25        0.16        0.73
                                                       -----------------------------------------------------------
Total from investment operations ...................       0.28         0.73         0.77        0.69        1.28
                                                       -----------------------------------------------------------
Less distributions from:
 Net investment income .............................      (0.48)       (0.48)       (0.51)      (0.53)      (0.54)
 Net realized gains ................................      (0.01)          --           --          --          --
                                                       -----------------------------------------------------------
Total distributions ................................      (0.49)       (0.48)       (0.51)      (0.53)      (0.54)
                                                       -----------------------------------------------------------
Redemption fees ....................................         --(c)        --           --          --          --
                                                       -----------------------------------------------------------
Net asset value, end of year .......................     $12.51       $12.72       $12.47      $12.21      $12.05
                                                       ===========================================================
Total return(b) ....................................       2.34%        5.99%        6.45%       5.84%      11.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $138,027     $152,833     $129,608     $90,403     $62,212
Ratios to average net assets:
 Expenses ..........................................       1.18%        1.20%        1.15%       1.18%       1.18%
 Net investment income .............................       3.92%        3.88%        4.20%       4.35%       4.67%
Portfolio turnover rate ............................       9.07%        9.41%       11.74%       8.48%      10.40%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


64 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 99.2%
   BONDS 97.7%
   ALABAMA 5.3%
   Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan,
     Series A, AMBAC Insured, 5.25%, 8/15/21 ......................................................  $   2,490,000    $   2,686,585
   Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured,
     5.25%, 6/01/18 ...............................................................................      5,000,000        5,393,750
   Bessemer Governmental Utility Services Corp. Water Supply Revenue, MBIA Insured,
     5.25%, 6/01/32 ...............................................................................      5,000,000        5,238,000
   Bessemer, wts., XLCA Insured, 5.00%, 2/01/35 ...................................................      2,000,000        2,085,400
   Birmingham GO, Refunding and Capital Improvement, Series B, AMBAC Insured,
     5.00%, 12/01/32 ..............................................................................      3,000,000        3,094,980
   Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured,
     5.50%, 6/01/30 ...............................................................................      1,670,000        1,801,730
   East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
     Series A, MBIA Insured, 5.25%, 9/01/28 .......................................................      7,000,000        7,318,430
   Helena Utilities Board Water and Sewer Revenue, MBIA Insured, 5.25%,
      4/01/27 .....................................................................................      3,260,000        3,483,114
      4/01/33 .....................................................................................      4,890,000        5,180,075
   Jefferson County Sewer Revenue,
      Capital Improvement, wts., Series A, FGIC Insured, Pre-Refunded, 5.125%, 2/01/29 ............     22,050,000       23,945,638
      Series D, FGIC Insured, Pre-Refunded, 5.00%, 2/01/32 ........................................     14,690,000       16,238,179
      wts., Series D, FGIC Insured, Pre-Refunded, 5.75%, 2/01/22 ..................................      5,000,000        5,340,860
   Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and
     Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 .............................................      4,000,000        4,202,880
   Muscle Shoals GO, wts., MBIA Insured, 5.50%, 8/01/30 ...........................................      2,000,000        2,173,820
   University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ..................      3,000,000        3,113,040
   University of Alabama University Revenues, FGIC Insured, 5.25%, 10/01/27 .......................      5,975,000        6,318,025
                                                                                                                      -------------
                                                                                                                         97,614,506
                                                                                                                      -------------
   ALASKA 0.8%
   Alaska Energy Authority Power Revenue, Bradley Lake Project, BIG Insured, 6.25%, 7/01/21 .......          5,000            5,019
   Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 ..............      3,000,000        3,189,780
   Alaska Industrial Development and Export Authority Revenue, Revolving Fund, Refunding,
     Series A, MBIA Insured, 6.125%, 4/01/27 ......................................................      5,000,000        5,325,550
   Alaska State HFC Revenue, Refunding, Series A, MBIA Insured,
      6.00%, 6/01/27 ..............................................................................      5,000,000        5,174,550
      5.875%, 12/01/30 ............................................................................        215,000          219,087
                                                                                                                      -------------
                                                                                                                         13,913,986
                                                                                                                      -------------
   ARIZONA 2.5%
   Arizona State Municipal Financing Program COP, Series 1986-20, BIG Insured, ETM,
     7.70%, 8/01/10 ...............................................................................      6,000,000        7,024,440
   Cochise County USD No. 68 GO, Sierra Vista, Refunding, FGIC Insured, 7.50%, 7/01/10 ............        500,000          606,155
   Maricopa County IDA Hospital Facility Revenue, Samaritan Health Services, Refunding,
     Series A, MBIA Insured, ETM, 7.00%, 12/01/16 .................................................        300,000          373,533
   Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
      5.75%, 1/01/25 ..............................................................................     18,000,000       19,734,120
      5.625%, 1/01/29 .............................................................................     12,655,000       13,705,618
   Tucson Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ................      5,000,000        5,284,800
                                                                                                                      -------------
                                                                                                                         46,728,666
                                                                                                                      -------------


                                                              Annual Report | 65

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   ARKANSAS 1.2%
   Arkansas State Development Finance Authority Water Revenue, Refunding,
     Series A, MBIA Insured, 6.50%, 7/01/10 .......................................................  $   2,000,000    $   2,227,060
   Little Rock School District GO,
      Refunding, Series B, FSA Insured, 5.50%, 2/01/33 ............................................      3,970,000        4,262,271
      Series C, FSA Insured, 5.25%, 2/01/33 .......................................................      7,790,000        8,168,205
   Paragould Water and Electric Revenue, AMBAC Insured, 5.65%, 12/01/25 ...........................      1,000,000        1,095,140
   Pulaski Technical College Revenue, Student Tuition and Fee, FGIC Insured,
     5.00%, 9/01/34 ...............................................................................      2,190,000        2,250,575
   University of Arkansas University Revenues, Various Facility, Fayetteville Campus,
     FGIC Insured, 5.00%, 12/01/32 ................................................................      4,000,000        4,129,280
                                                                                                                      -------------
                                                                                                                         22,132,531
                                                                                                                      -------------
   CALIFORNIA 3.2%
   California State GO,
      AMBAC Insured, 5.00%, 2/01/33 ...............................................................      7,000,000        7,263,900
      Refunding, AMBAC Insured, 5.00%, 2/01/32 ....................................................      4,750,000        4,920,952
      Refunding, MBIA Insured, 5.00%, 2/01/31 .....................................................     20,000,000       20,753,000
      Refunding, MBIA Insured, 5.00%, 10/01/32 ....................................................      1,910,000        1,984,356
   Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ...................     15,000,000       19,476,300
   Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured,
     5.50%, 2/01/14 ...............................................................................        250,000          284,498
   San Francisco BART District Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/20 ....................      1,035,000        1,056,911
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding,
     Series A, MBIA Insured, 5.25%, 1/15/30 .......................................................      4,000,000        4,241,440
                                                                                                                      -------------
                                                                                                                         59,981,357
                                                                                                                      -------------
   COLORADO 2.8%
   Broomfield COP, AMBAC Insured, 6.00%, 12/01/29 .................................................      3,000,000        3,368,280
   Centennial Water and Sanitation District Water and Sewer Revenue, Refunding,
     Series A, FSA Insured, 5.125%, 12/01/17 ......................................................      5,000,000        5,281,650
   Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program,
     Series A, FSA Insured, 7.25%, 7/15/17 ........................................................        121,000          121,467
   Colorado Mountain College Residence Hall Authority Revenue, MBIA Insured, Pre-Refunded,
      5.625%, 6/01/12 .............................................................................      1,900,000        1,995,209
      5.75%, 6/01/23 ..............................................................................      3,000,000        3,154,920
   Colorado Springs Hospital Revenue, MBIA Insured, Pre-Refunded, 6.00%, 12/15/24 .................      2,455,000        2,575,614
   Denver City and County Airport Revenue,
      Series C, MBIA Insured, ETM, 6.125%, 11/15/25 ...............................................      8,000,000        8,721,128
      Series E, MBIA Insured, 5.50%, 11/15/25 .....................................................      5,000,000        5,331,450
   E-470 Public Highway Authority Revenue, Refunding, Senior Series A, MBIA Insured,
     5.00%, 9/01/21 ...............................................................................      5,000,000        5,270,950
   Morgan County PCR, first mortgage, Public Service Co., Refunding, Series A, MBIA Insured,
     5.50%, 6/01/12 ...............................................................................      1,000,000        1,004,220
   University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
      5.20%, 11/15/17 .............................................................................      5,425,000        5,801,387
      5.25%, 11/15/22 .............................................................................      7,800,000        8,344,830
                                                                                                                      -------------
                                                                                                                         50,971,105
                                                                                                                      -------------


66 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CONNECTICUT 0.2%
   Connecticut State Health and Educational Facilities Authority Revenue,
      Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14 ....................................  $     335,000    $     347,338
      Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 ......................................      2,450,000        2,485,256
                                                                                                                      -------------
                                                                                                                          2,832,594
                                                                                                                      -------------
   FLORIDA 8.7%
   Celebration CDD Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 .....................        230,000          244,690
   Clearwater Water and Sewer Revenue, FGIC Insured, 5.00%,
      12/01/28 ....................................................................................     11,050,000       11,502,498
      12/01/32 ....................................................................................     13,665,000       14,151,884
   Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ................        200,000          234,942
   Florida State Board of Education Capital Outlay GO, Public Education,
      Refunding, Series E, FGIC Insured, 5.00%, 6/01/24 ...........................................      5,000,000        5,263,250
      Series B, FGIC Insured, 5.00%, 6/01/23 ......................................................      5,395,000        5,731,432
   Florida State Board of Education GO, Series C, MBIA Insured, 5.00%, 6/01/27 ....................      4,245,000        4,443,157
   Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC Insured,
     5.25%, 10/01/28 ..............................................................................      2,500,000        2,629,950
   Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured,
     6.25%, 12/01/34 ..............................................................................      1,000,000        1,045,050
   Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/30 .................................      5,000,000        5,160,900
   Jacksonville Transportation Revenue, MBIA Insured, 5.25%, 10/01/29 .............................     11,000,000       11,643,610
   Lee County IDA Utilities Revenue, Bonita Springs Utilities Project, Refunding,
     MBIA Insured, 6.05%,
      11/01/15 ....................................................................................      1,000,000        1,058,360
      11/01/20 ....................................................................................      1,000,000        1,048,360
   Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 ..........................      2,000,000        2,066,860
   Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ...................      5,000,000        5,341,400
   Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 ...........................      1,000,000        1,013,580
   Orange County Health Facilities Authority Revenue, MBIA Insured, 6.00%, 11/01/24 ...............        260,000          261,170
   Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 .........................     10,000,000       10,394,800
   Orange County Tourist Development Tax Revenue, AMBAC Insured,
      5.25%, 10/01/27 .............................................................................     10,000,000       10,687,300
      5.50%, 10/01/31 .............................................................................      1,000,000        1,082,130
   Orlando and Orange County Expressway Authority Expressway Revenue,
      junior lien, FGIC Insured, 6.50%, 7/01/10 ...................................................        100,000          115,988
      junior lien, FGIC Insured, 6.50%, 7/01/12 ...................................................        225,000          268,443
      Series B, AMBAC Insured, 5.00%, 7/01/35 .....................................................     20,000,000       20,715,000
   Osceola County School Board COP, Series A, AMBAC Insured, 5.25%, 6/01/27 .......................     13,000,000       14,007,890
   Pasco County Guaranteed Entitlement Revenue, Refunding, FSA Insured, 5.00%, 12/01/33 ...........      2,185,000        2,269,516
   Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
     5.00%, 11/15/30 ..............................................................................      4,000,000        4,119,000
   Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15 ................        875,000          882,131
   Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 ............................      5,000,000        5,179,350
   Port Saint Lucie Utility Revenue, MBIA Insured, 5.00%, 9/01/34 .................................      8,420,000        8,768,756
   Sumter County School District Revenue, Multi-District Loan Program, FSA Insured,
     7.15%, 11/01/15 ..............................................................................        245,000          317,630
   Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ....................      2,000,000        2,245,020
   Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ............      2,000,000        2,292,640


                                                              Annual Report | 67

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   FLORIDA (CONT.)
   Volusia County Educational Facility Authority Revenue, Embry Riddle Aeronautical
     University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 ..............................  $   3,500,000    $   3,794,945
                                                                                                                      -------------
                                                                                                                        159,981,632
                                                                                                                      -------------
   GEORGIA 7.3%
   Athens Housing Authority Student Housing Lease Revenue, University of Georgia,
     East Campus, Refunding, AMBAC Insured, 5.00%, 12/01/33 .......................................      6,000,000        6,205,860
   Atlanta Airport Facilities Revenue, Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 .......     13,750,000       15,382,950
   Atlanta GO, Refunding, FGIC Insured, 5.00%, 12/01/20 ...........................................      3,775,000        4,010,069
   Atlanta Water and Wastewater Revenue,
      FSA Insured, 5.00%, 11/01/34 ................................................................      2,000,000        2,082,300
      Series A, FGIC Insured, 5.00%, 11/01/29 .....................................................      4,750,000        4,894,828
      Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/01/29 .......................................      5,250,000        5,732,108
   Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured,
     6.10%, 10/01/14 ..............................................................................      1,535,000        1,840,741
   Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, Refunding,
     2nd Series, AMBAC Insured, 5.25%, 5/01/34 ....................................................      5,000,000        5,079,950
   Cherokee County Water and Sewage Authority Revenue,
      FGIC Insured, 5.00%, 8/01/27 ................................................................      1,500,000        1,557,630
      MBIA Insured, 6.90%, 8/01/18 ................................................................         15,000           15,054
   Columbus Building Authority Lease Revenue, Series A, FGIC Insured, 5.00%, 1/01/31 ..............      3,500,000        3,657,360
   Fulton County Development Authority Revenue, Georgia Technical Athletic Association,
     Refunding, AMBAC Insured, 5.125%, 10/01/32 ...................................................      9,000,000        9,370,620
   Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
     Regional Healthcare Systems, MBIA Insured, 5.50%, 8/01/19 ....................................     15,000,000       16,337,850
   Henry County Water and Sewer Authority Revenue, FGIC Insured, 5.625%, 2/01/30 ..................      3,500,000        3,875,690
   Macon-Bibb County Urban Development Authority Revenue, MFH, Refunding, Series A,
     MBIA Insured, 5.55%, 1/01/24 .................................................................      1,590,000        1,642,104
   Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series,
     MBIA Insured, 5.00%,
      7/01/27 .....................................................................................     13,470,000       14,081,134
      7/01/28 .....................................................................................     14,175,000       14,770,350
      7/01/32 .....................................................................................      8,575,000        8,889,102
   Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured,
     5.375%, 7/01/29 ..............................................................................      6,350,000        6,870,319
   South Fulton Municipal Regional Water and Sewer Authority Water Revenue, MBIA Insured,
     5.00%, 1/01/33 ...............................................................................      8,000,000        8,287,680
                                                                                                                      -------------
                                                                                                                        134,583,699
                                                                                                                      -------------
   HAWAII 0.9%
   Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
      5/01/12 .....................................................................................      1,000,000        1,133,310
      5/01/13 .....................................................................................      1,000,000        1,138,020
   Hawaii State Department of Budget and Finance Special Purpose Revenue,
      Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 .....................      2,000,000        2,080,440
      St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 .........................      4,000,000        4,015,360
   Honolulu City and County GO, Series C, FGIC Insured, 5.00%, 7/01/20 ............................      6,250,000        6,600,062
   Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23 .........................      1,755,000        2,015,653
                                                                                                                      -------------
                                                                                                                         16,982,845
                                                                                                                      -------------


68 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   ILLINOIS 0.8%
   Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured,
     5.25%, 12/01/30 ..............................................................................  $   2,000,000    $   2,092,620
   Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured,
     6.25%, 1/01/09 ...............................................................................        320,000          357,449
   Illinois Health Facilities Authority Revenue,
      Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 .........      5,000,000        5,176,050
      Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 ...............................................         50,000           61,519
   Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured,
     6.50%, 1/01/06 ...............................................................................        300,000          310,059
   Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
     Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 ........................      4,225,000        4,422,181
   Onterie Center HFC Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 ...................      2,000,000        2,019,800
   Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ............        300,000          387,192
                                                                                                                      -------------
                                                                                                                         14,826,870
                                                                                                                      -------------
   KANSAS 0.1%
   Cowley and Shawnee Counties SFMR, GNMA Secured, 7.35%, 12/01/11 ................................        115,000          115,622
   Kansas State Development Finance Authority Health Facility Revenue, MBIA Insured,
     5.80%, 11/15/21 ..............................................................................      1,330,000        1,394,598
                                                                                                                      -------------
                                                                                                                          1,510,220
                                                                                                                      -------------
   KENTUCKY 0.5%
   Jefferson County Capital Projects Corp. Revenue, Lease, MBIA Insured,
      5.375%, 6/01/22 .............................................................................      2,000,000        2,145,120
      5.50%, 6/01/28 ..............................................................................        750,000          806,445
   Kenton County Water District No. 1 Waterworks Revenue, Series B, FGIC Insured,
     Pre-Refunded, 5.70%, 2/01/20 .................................................................      1,250,000        1,293,450
   Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
     Series A, MBIA Insured, 5.50%, 5/15/34 .......................................................      5,000,000        5,441,200
                                                                                                                      -------------
                                                                                                                          9,686,215
                                                                                                                      -------------
   LOUISIANA 0.9%
   Louisiana Local Government Environmental Facilities CDA Revenue, Parking Facilities Corp.
     Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 ....................................      5,485,000        5,832,420
   Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 .............     10,000,000       10,374,400
                                                                                                                      -------------
                                                                                                                         16,206,820
                                                                                                                      -------------
   MAINE 0.1%
   Maine State Health and Higher Educational Facilities Authority Revenue, Series C, FSA Insured,
      6.20%, 7/01/25 ..............................................................................        100,000          103,171
      Pre-Refunded, 6.20%, 7/01/25 ................................................................      1,915,000        1,978,923
                                                                                                                      -------------
                                                                                                                          2,082,094
                                                                                                                      -------------
   MARYLAND 1.0%
   Baltimore Project Revenue, Wastewater Project, Refunding, FGIC Insured, 5.125%, 7/01/42 ........     11,000,000       11,487,190
   Baltimore Revenue, Wastewater Project, Series A, FSA Insured, Pre-Refunded, 5.75%, 7/01/30 .....      5,880,000        6,633,404
   Maryland State Health and Higher Educational Facilities Authority Revenue,
     University of Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 ................        200,000          263,618
                                                                                                                      -------------
                                                                                                                         18,384,212
                                                                                                                      -------------


                                                              Annual Report | 69

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MASSACHUSETTS 4.2%
   Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 .........  $   1,125,000    $   1,200,926
   Massachusetts State GO, Consolidated Loan, Series D, MBIA Insured,
      5.00%, 8/01/27 ..............................................................................      3,535,000        3,685,944
      Pre-Refunded, 5.00%, 8/01/27 ................................................................        855,000          945,108
   Massachusetts State Health and Educational Facilities Authority Revenue,
      Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .............................     10,000,000       10,602,500
      Caregroup Issue, Series A, MBIA Insured, 5.00%, 7/01/25 .....................................      4,250,000        4,394,160
      Caregroup Issue, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/25 .......................        750,000          831,623
      Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 .........................      5,000,000        5,189,750
      Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ...............................      3,000,000        3,156,150
      Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ........................      1,000,000        1,012,660
      Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .........................      9,700,000       10,259,302
      Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ...................................      8,000,000        8,277,040
   Massachusetts State Industrial Finance Agency Revenue, Suffolk University,
     AMBAC Insured, 5.25%, 7/01/17 ................................................................      3,000,000        3,218,520
   Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project,
     MBIA Insured, 5.625%,
      7/01/20 .....................................................................................      1,590,000        1,672,871
      7/01/21 .....................................................................................      1,560,000        1,639,529
      7/01/23 .....................................................................................      2,155,000        2,258,462
      7/01/24 .....................................................................................      2,910,000        3,046,392
   Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub. lien,
     Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ...........................................      2,100,000        2,152,227
   Massachusetts State Water Resource Authority Revenue, Refunding, Series J, FSA Insured,
     5.00%, 8/01/32 ...............................................................................     13,500,000       13,972,500
                                                                                                                      -------------
                                                                                                                         77,515,664
                                                                                                                      -------------
   MICHIGAN 10.8%
   Allen Park Public School District GO, School Building and Site, MBIA Insured,
     5.00%, 5/01/33 ...............................................................................      8,430,000        8,749,750
   Birmingham City School District GO, School Building and Site, FSA Insured, 5.00%, 11/01/33 .....      8,135,000        8,489,279
   Central Michigan University Revenue, Series A, AMBAC Insured, 5.05%, 10/01/32 ..................      8,650,000        9,016,414
   Chippewa Valley Schools GO, Refunding, AMBAC Insured, 5.00%, 5/01/27 ...........................      1,000,000        1,022,800
   Detroit City School District GO, Series A, FSA Insured, 5.125%, 5/01/31 ........................      6,500,000        6,798,610
   Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/21 .......................     12,390,000       13,048,776
   Detroit Sewage Disposal Revenue,
      2004, Series A, MBIA Insured, 5.00%, 7/01/25 ................................................        710,000          713,380
      2004, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/25 ..................................      3,685,000        3,720,413
      senior lien, Refunding, Series A, FGIC Insured, 5.125%, 7/01/31 .............................      6,000,000        6,247,740
      senior lien, Refunding, Series A, FSA Insured, 5.00%, 7/01/32 ...............................     10,000,000       10,357,500
   Detroit Water Supply System Revenue, senior lien, Series A,
      FGIC Insured, 5.25%, 7/01/33 ................................................................      9,815,000       10,359,536
      FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ..................................................     10,185,000       11,334,988
      MBIA Insured, 5.00%, 7/01/34 ................................................................     10,150,000       10,527,174
   Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/27 .................................      7,250,000        7,702,327
   Grand Rapids Sanitation Sewer System Revenue, FGIC Insured, 5.00%, 1/01/34 .....................     10,000,000       10,423,300
   Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital,
     Series A, AMBAC Insured, 5.25%, 6/01/17 ......................................................        500,000          521,965


70 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MICHIGAN (CONT.)
   Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
     Refunding and Improvement,
      MBIA Insured, 5.875%, 5/15/26 ...............................................................  $   5,500,000    $   5,837,535
      Series A, MBIA Insured, 6.375%, 5/15/17 .....................................................        495,000          499,396
   Marquette City Hospital Finance Authority Revenue, Marquette General Hospital,
     Series D, FSA Insured, Pre-Refunded, 6.10%, 4/01/19 ..........................................      5,000,000        5,298,000
   Michigan Municipal Bond Authority Revenue, Clean Water Revolving, MBIA Insured,
     5.00%, 10/01/23 ..............................................................................      5,095,000        5,341,904
   Michigan State Hospital Finance Authority Revenue,
      Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 .............      2,000,000        2,107,900
      Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ..................     10,000,000       10,191,900
      St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ................      2,500,000        2,683,050
   Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution
     Project, Refunding, Series BB, AMBAC Insured, 7.00%, 5/01/21 .................................        250,000          331,860
   Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
            Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 .......     10,000,000       10,554,400
   Michigan State Trunk Line Revenue, Series A, FSA Insured, 5.25%, 11/01/30 ......................     20,000,000       21,172,400
   Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
     MBIA Insured, 5.25%, 11/15/31 ................................................................      4,000,000        4,209,400
   Saginaw Valley State University Revenue, Refunding, AMBAC Insured, 5.30%, 7/01/28 ..............      3,400,000        3,656,768
   Yale Public Schools District GO, FSA Insured, 5.375%, 5/01/27 ..................................      3,845,000        4,044,440
   Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 .............................      3,180,000        3,336,679
                                                                                                                      -------------
                                                                                                                        198,299,584
                                                                                                                      -------------
   MINNESOTA 4.1%
   Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ............      2,000,000        2,060,480
   Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/26 .................................      2,475,000        2,605,556
   Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Series C,
     FGIC Insured, 5.25%, 1/01/26 .................................................................      8,000,000        8,472,160
   Minneapolis and St. Paul Metropolitan Apartments Community Apartment Revenue,
     Series C, FGIC Insured, 5.25%, 1/01/32 .......................................................      4,500,000        4,736,970
   Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured,
     4.625%, 2/01/17 ..............................................................................      1,635,000        1,700,498
   Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
     Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ........................     12,280,000       13,355,482
   Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ........        260,000          265,244
   Robbinsdale ISD No. 281 GO, MBIA Insured, 5.00%, 2/01/22 .......................................      7,340,000        7,869,361
   Sauk Rapids ISD No. 47 GO, Series A, MBIA Insured, 5.75%, 2/01/26 ..............................     11,850,000       13,289,064
   South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%,
      2/01/22 .....................................................................................     10,970,000       11,626,335
      2/01/23 .....................................................................................      6,000,000        6,340,380
   Woodbury COP, Series A, AMBAC Insured, 5.35%, 2/01/21 ..........................................      2,915,000        3,148,113
                                                                                                                      -------------
                                                                                                                         75,469,643
                                                                                                                      -------------
   MISSISSIPPI 0.0%(A)
   Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
     Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 ............................................        200,000          265,474
                                                                                                                      -------------


                                                              Annual Report | 71

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MISSOURI 0.2%
   St. Louis Municipal Finance Corp. Leasehold Revenue, City Justice Center, Series A,
     AMBAC Insured, Pre-Refunded, 5.95%, 2/15/16 ..................................................  $   2,000,000    $   2,107,120
   St. Louis School District GO, FGIC Insured, Pre-Refunded, 6.00%, 4/01/12 .......................      1,330,000        1,333,897
                                                                                                                      -------------
                                                                                                                          3,441,017
                                                                                                                      -------------
   MONTANA 0.5%
   Montana State Board of Workers Compensation Investment Program Revenue,
     MBIA Insured, ETM, 6.875%, 6/01/20 ...........................................................      8,500,000        9,398,110
                                                                                                                      -------------
   NEBRASKA 0.2%
   Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
     MBIA Insured, ETM, 6.70%, 6/01/22 ............................................................      2,500,000        3,125,025
   Nebraska Educational Finance Authority Revenue, Creighton University Project,
     AMBAC Insured, 5.95%, 1/01/11 ................................................................      1,000,000        1,037,510
                                                                                                                      -------------
                                                                                                                          4,162,535
                                                                                                                      -------------
   NEVADA 0.9%
   Carson City Hospital Revenue, Series B, AMBAC Insured, Pre-Refunded, 5.40%, 3/01/17 ............      1,000,000        1,065,190
   Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 .......................................        250,000          309,472
   Clark County School District GO, Series A, MBIA Insured, 7.00%, 6/01/10 ........................      4,000,000        4,713,440
   Director of the State Department of Business and Industry Revenue,
     Las Vegas Monorail Project, First Tier, AMBAC Insured, 5.625%, 1/01/34 .......................      5,000,000        5,447,350
   Truckee Meadows Water Authority Revenue, Series A, FSA Insured, 5.125%, 7/01/30 ................      5,000,000        5,231,750
                                                                                                                      -------------
                                                                                                                         16,767,202
                                                                                                                      -------------
   NEW JERSEY 2.1%
   Essex County Improvement Authority Revenue, Garden State Cancer Center Project,
     AMBAC Insured, 6.00%, 12/01/20 ...............................................................      2,525,000        2,636,731
   Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 .............................................      3,575,000        3,774,700
   New Brunswick Parking Authority Revenue, Guaranteed Parking, Series A, MBIA Insured,
     5.00%, 9/01/34 ...............................................................................      1,500,000        1,556,925
   New Jersey EDA Revenue,
      Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 .....................      3,450,000        3,604,077
      Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 .....................     21,250,000       22,132,938
      Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 ...........................      4,000,000        4,178,120
   New Jersey State Turnpike Authority Turnpike Revenue,
      Refunding, Series C, AMBAC Insured, 6.50%, 1/01/16 ..........................................         70,000           84,715
      Series C, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/16 .......................................        230,000          276,945
                                                                                                                      -------------
                                                                                                                         38,245,151
                                                                                                                      -------------
   NEW MEXICO 0.1%
   Gallup PCR, Plains Electric Generation, Refunding, MBIA Insured, 6.65%, 8/15/17 ................      2,000,000        2,006,740
                                                                                                                      -------------
   NEW YORK 7.0%
   Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/10 ..................        900,000        1,049,445
   Dutchess County IDA Civic Facilities Revenue, Bard College Project, AMBAC Insured,
     5.375%, 6/01/27 ..............................................................................      3,945,000        4,235,746
   MTA Revenue, Series B, MBIA Insured, 5.00%, 11/15/28 ...........................................     20,000,000       20,932,000
   MTA Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31 ...........................      7,000,000        7,251,370
   Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
     Pre-Refunded, 5.75%, 8/01/29 .................................................................      5,000,000        5,665,050


72 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW YORK (CONT.)
   New York City Municipal Water Finance Authority Water and Sewer System Revenue,
      Refunding, Series B, FGIC Insured, 5.25%, 6/15/29 ...........................................  $  10,405,000    $  11,031,277
      Series B, AMBAC Insured, 5.25%, 6/15/29 .....................................................      5,000,000        5,300,950
   New York City Transitional Finance Authority Revenue, Future Tax Secured,
      Refunding, Series B, MBIA Insured, 5.00%, 8/01/32 ...........................................      2,230,000        2,318,353
      Series A, FGIC Insured, 5.125%, 8/01/33 .....................................................     14,590,000       15,336,862
   New York City Trust Cultural Resources Revenue, New York Botanical Garden, MBIA Insured,
    5.80%, 7/01/26 ................................................................................      2,000,000        2,103,580
   New York State Dormitory Authority Revenues,
      Mental Health Services Facilities Improvement, Series B, MBIA Insured, 5.25%,
       8/15/31 ....................................................................................      9,065,000        9,534,930
      Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
       5.25%, 8/15/31 .............................................................................      5,935,000        6,616,931
      Pace University, MBIA Insured, 5.70%, 7/01/22 ...............................................      7,500,000        8,130,675
      Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ....................................      2,500,000        2,713,025
      St. John's University, MBIA Insured, 5.70%, 7/01/26 .........................................     15,000,000       15,902,550
      Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 ......................................      4,000,000        4,214,760
   Triborough Bridge and Tunnel Authority Revenues, Refunding, MBIA Insured, 5.00%, 11/15/32 ......      5,000,000        5,183,900
   Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue, Refunding,
    Series A, FSA Insured, 5.125%, 10/01/26 .......................................................      1,495,000        1,570,109
                                                                                                                      -------------
                                                                                                                        129,091,513
                                                                                                                      -------------
   NORTH CAROLINA 0.8%
   Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ...................................      1,000,000        1,061,790
   North Carolina Medical Care Commission Hospital Revenue, Rex Healthcare Project,
     AMBAC Insured, 5.00%, 6/01/17 ................................................................      5,000,000        5,241,100
   North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured, ETM,
     6.50%, 1/01/10 ...............................................................................         20,000           22,133
   Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
      11/01/25 ....................................................................................      5,000,000        5,207,200
      11/01/31 ....................................................................................      4,000,000        4,130,920
                                                                                                                      -------------
                                                                                                                         15,663,143
                                                                                                                      -------------
   NORTH DAKOTA 0.3%
   Grand Forks Health Care System Revenue, Altru Health System Obligation Group,
     MBIA Insured, 5.625%, 8/15/27 ................................................................      5,390,000        5,714,909
                                                                                                                      -------------
   OHIO 7.2%
   Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured,
     5.00%, 12/01/33 ..............................................................................      5,000,000        5,193,400
   Cleveland Airport System Revenue, Series A, FSA Insured,
      5.125%, 1/01/27 .............................................................................      4,000,000        4,067,200
      5.00%, 1/01/31 ..............................................................................     15,405,000       15,874,698
   Cleveland Waterworks Revenue, Refunding and Improvement, Series I, FSA Insured,
      5.00%, 1/01/23 ..............................................................................      1,580,000        1,656,219
      Pre-Refunded, 5.00%, 1/01/23 ................................................................      1,170,000        1,253,257
   Columbus City School District GO, School Facilities Construction and Improvement,
      FGIC Insured, 5.00%, 12/01/28 ...............................................................      8,000,000        8,350,880
      FGIC Insured, 5.00%, 12/01/31 ...............................................................     10,295,000       10,688,681
      FSA Insured, 5.00%, 12/01/32 ................................................................      7,765,000        8,130,499


                                                              Annual Report | 73

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO (CONT.)
   Elyria GO, FGIC Insured, 5.40%, 12/01/17 .......................................................  $   2,400,000    $   2,555,112
   Hamilton County Sales Tax Revenue, Hamilton County Football, Project B, MBIA Insured,
     5.00%, 12/01/27 ..............................................................................      3,250,000        3,380,455
   Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17 .....................      3,015,000        3,205,940
   Licking Heights Local School District GO, School Facilities Construction and Improvements,
     Series A, FGIC Insured, 5.625%, 12/01/28 .....................................................      3,465,000        3,825,984
   Lucas County Hospital Revenue, Promedica Healthcare Obligation Group, Refunding,
     AMBAC Insured, 5.375%, 11/15/29 ..............................................................      5,000,000        5,271,200
   Maumee City School District GO, School Facilities Construction and Improvements,
     FSA Insured, 5.00%, 12/01/27 .................................................................      3,250,000        3,409,315
   Medina City School District GO, FGIC Insured, 5.25%, 12/01/28 ..................................      7,500,000        8,018,775
   Ohio State GO, Common Schools, FSA Insured, 5.00%, 9/15/21 .....................................      3,230,000        3,431,229
   Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded,
     5.50%, 2/15/26 ...............................................................................     12,000,000       12,592,320
   Olentangy Local School District GO, School Facilities Construction and Improvement,
     Series A, FGIC Insured, 5.25%, 12/01/32 ......................................................     11,450,000       12,316,994
   Springfield City School District GO, FGIC Insured, 5.20%, 12/01/23 .............................      3,860,000        4,178,373
   Streetsboro City School District GO, School Improvement, MBIA Insured, 5.125%, 12/01/21 ........      3,700,000        3,945,939
   Toledo City School District GO, School Facilities Improvement, Series B, FGIC Insured,
     5.00%, 12/01/32 ..............................................................................      4,000,000        4,157,640
   University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 .........      2,950,000        3,085,611
   West Holmes Local School District GO, MBIA Insured, 5.375%, 12/01/17 ...........................      3,100,000        3,295,858
                                                                                                                      -------------
                                                                                                                        131,885,579
                                                                                                                      -------------
   OKLAHOMA 0.1%
   McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ..............................        300,000          360,672
   Okmulgee County Governmental Building Authority Sales Tax Revenue, first mortgage,
     MBIA Insured, 6.20%, 3/01/20 .................................................................      1,625,000        1,797,640
                                                                                                                      -------------
                                                                                                                          2,158,312
                                                                                                                      -------------
   OREGON 1.7%
   Chemeketa Community College District GO, FGIC Insured, Pre-Refunded, 5.95%, 6/01/16 ............      3,000,000        3,133,080
   Clackamas Community College District Revenue, MBIA Insured, Pre-Refunded,
     5.80%, 6/01/26 ...............................................................................      2,500,000        2,606,325
   Josephine County School District No. 7 GO, FGIC Insured, 5.70%, 6/01/13 ........................      5,000,000        5,344,650
   Northern Wasco County Peoples Utilities District Electric Revenue,
     FGIC Insured, Pre-Refunded, 5.625%, 12/01/22 .................................................      1,000,000        1,035,480
   Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured,
     5.50%, 11/15/12 ..............................................................................        700,000          727,664
   Oregon Health Sciences University Revenue,
      Series A, MBIA Insured, 5.00%, 7/01/32 ......................................................      8,000,000        8,325,200
      Series B, MBIA Insured, 5.25%, 7/01/15 ......................................................      1,500,000        1,580,475
   Oregon State Department of Administrative Services COP, Series A,
      AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 .................................................      5,000,000        5,390,000
      MBIA Insured, Pre-Refunded, 5.70%, 5/01/17 ..................................................      1,000,000        1,048,320
   Port of Portland International Airport Revenue, Portland International Airport,
     Series 11, FGIC Insured, 5.625%, 7/01/26 .....................................................      1,000,000        1,042,250


74 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OREGON (CONT.)
   Washington County Unified Sewer Agency Revenue, senior lien, FGIC Insured, Pre-Refunded,
     5.50%, 10/01/16 ..............................................................................  $   1,845,000    $   1,951,955
                                                                                                                      -------------
                                                                                                                         32,185,399
                                                                                                                      -------------
   PENNSYLVANIA 2.0%
   Allegheny County Hospital Development Authority Revenue, Health System, Series A,
     MBIA Insured, 6.50%, 11/15/30 ................................................................     10,000,000       11,775,600
   Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ........................      2,000,000        2,108,980
   Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM,
     6.00%, 9/01/19 ...............................................................................        500,000          600,230
   Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured,
     6.10%, 6/15/25 ...............................................................................      4,000,000        4,119,120
   Philadelphia Gas Works Revenue, 1998 General Ordinance, Fourth Series, FSA Insured,
     5.00%, 8/01/32 ...............................................................................      4,000,000        4,138,600
   Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, 5.25%, 11/01/24 .............      2,000,000        2,162,080
   Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
     Tax, AMBAC Insured, 5.25%, 2/01/31 ...........................................................      6,000,000        6,379,200
   Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM,
     7.25%, 9/01/14 ...............................................................................         90,000          107,026
   State Public School Building Authority School Revenue, Philadelphia School District Project,
     FSA Insured, 5.00%, 6/01/33 ..................................................................      5,000,000        5,173,750
                                                                                                                      -------------
                                                                                                                         36,564,586
                                                                                                                      -------------
   RHODE ISLAND 0.7%
   Providence GO, Series A, FSA Insured, Pre-Refunded, 5.70%, 7/15/19 .............................      3,000,000        3,240,960
   Rhode Island Clean Water Financing Agency Revenue, Cranston Wastewater Treatment System,
     MBIA Insured, 5.80%, 9/01/22 .................................................................      7,785,000        8,196,515
   Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
     Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ......................................      1,750,000        1,880,515
                                                                                                                      -------------
                                                                                                                         13,317,990
                                                                                                                      -------------
   SOUTH CAROLINA 0.5%
   Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured,
     6.25%, 1/01/21 ...............................................................................        200,000          251,840
   Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
     Series A, FSA Insured, ETM, 7.125%, 7/01/17 ..................................................      3,000,000        3,658,560
   South Carolina Jobs EDA Industrial Revenue, South Carolina Electric and Gas Co. Project,
     Series A, AMBAC Insured, 5.20%, 11/01/27 .....................................................      5,000,000        5,300,850
   Spartanburg Sanitation Sewer District Sewer System Revenue, MBIA Insured, Pre-Refunded,
     5.50%, 6/01/27 ...............................................................................        500,000          537,020
                                                                                                                      -------------
                                                                                                                          9,748,270
                                                                                                                      -------------
   SOUTH DAKOTA 0.8%
   Brookings COP, AMBAC Insured, 5.10%, 12/01/18 ..................................................      5,000,000        5,280,800
   Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 ......................................      4,800,000        4,851,408
   Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 ..............................      1,035,000        1,062,490
   South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 .............................      2,720,000        3,247,544
                                                                                                                      -------------
                                                                                                                         14,442,242
                                                                                                                      -------------


                                                              Annual Report | 75

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   TENNESSEE 0.6%
   Johnson City Health and Educational Facilities Board Hospital Revenue, Series 2000 A,
     MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ..................................................  $   2,780,000    $   2,907,658
   Johnson City Health and Educational Revenue, Medical Center Hospital,
     Refunding and Improvement, MBIA Insured, ETM, 5.25%, 7/01/28 .................................      8,500,000        8,884,540
                                                                                                                      -------------
                                                                                                                         11,792,198
                                                                                                                      -------------
   TEXAS 10.7%
   Austin Hotel Occupancy Tax Revenue, sub. lien, Refunding, AMBAC Insured,
      5.625%, 11/15/21 ............................................................................      2,355,000        2,560,427
      5.80%, 11/15/29 .............................................................................     13,750,000       15,121,287
   Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured,
      5.125%, 5/15/27 .............................................................................     11,125,000       11,625,291
      5.25%, 5/15/31 ..............................................................................      5,000,000        5,258,550
   Bell County Health Facilities Development Corporate Revenue, Hospital, Cook Children's
     Medical Center, Refunding, FSA Insured, 5.30%, 12/01/23 ......................................      5,000,000        5,370,750
   Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM,
     6.30%, 1/01/17 ...............................................................................     12,230,000       14,151,455
   Dallas-Fort Worth International Airport Revenue,
      Joint Series A, FGIC Insured, 6.00%, 11/01/21 ...............................................      2,210,000        2,420,701
      Refunding and Improvement, Joint Series A, FGIC Insured, 5.625%, 11/01/21 ...................     12,000,000       13,034,760
   Fort Bend County Levee ID No. 011 GO, AMBAC Insured, Pre-Refunded, 6.00%,
      9/01/21 .....................................................................................      1,395,000        1,422,105
      9/01/22 .....................................................................................      1,495,000        1,524,048
      9/01/23 .....................................................................................      1,610,000        1,641,282
   Harris County Health Facilities Development Corp. Revenue, Christus Health, Refunding,
     Series A, MBIA Insured, 5.375%, 7/01/29 ......................................................     22,000,000       23,384,240
   Harris County Hospital District Mortgage Revenue, AMBAC Insured,
      7.40%, 2/15/10 ..............................................................................      1,055,000        1,181,748
      ETM, 7.40%, 2/15/10 .........................................................................        595,000          652,733
   Harris County Houston Sports Authority Revenue, senior lien, Series G, MBIA Insured,
     5.25%, 11/15/30 ..............................................................................     21,325,000       22,517,494
   Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 ...............      4,700,000        5,051,325
   Houston Water and Sewer System Revenue, junior lien,
      Series B, FGIC Insured, Pre-Refunded, 5.75%, 12/01/30 .......................................     10,000,000       11,355,900
      Series C, FGIC Insured, Pre-Refunded, 5.375%, 12/01/27 ......................................      6,800,000        7,355,968
   Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured, 5.00%, 8/01/29 ........      1,000,000        1,025,300
   Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc.
     Project, Refunding,
      Series A, MBIA Insured, 5.25%, 11/01/29 .....................................................      3,185,000        3,312,687
      Series B, MBIA Insured, 5.15%, 11/01/29 .....................................................      2,750,000        2,860,577
   Palo Duro River Authority GO, Refunding, FSA Insured, 6.375%, 8/01/08 ..........................      4,945,000        5,259,057
   Pflugerville GO, FGIC Insured,
      5.25%, 8/01/27 ..............................................................................      3,320,000        3,524,711
      5.20%, 8/01/32 ..............................................................................      3,000,000        3,161,910
   Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding,
     AMBAC Insured, 5.45%, 2/15/25 ................................................................      1,450,000        1,547,860
   San Antonio Water Revenue, Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21 .............      3,250,000        3,428,133


76 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   TEXAS (CONT.)
   San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured,
     5.125%, 8/15/20 ..............................................................................  $   2,870,000    $   3,010,200
   Smithville HDC Mortgage Revenue, Smithville Retirement, Refunding, Series A,
     MBIA Insured, 6.40%, 1/01/22 .................................................................        915,000          937,646
   Southeast HDC Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24 .............        980,000        1,008,665
   Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
     Health System, MBIA Insured, ETM, 6.00%, 9/01/24 .............................................      3,250,000        3,894,150
   Tarrant County Health Facilities Development Corp. Hospital Revenue,
     Fort Worth Osteopathic Hospital, MBIA Insured, 5.125%, 5/15/21 ...............................      2,905,000        2,912,931
   Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
      Series B, FSA Insured, 5.50%, 11/01/17 ......................................................      1,000,000        1,063,310
      Series C, FSA Insured, 5.60%, 11/01/27 ......................................................      1,430,000        1,543,485
      Series D, FSA Insured, 5.375%, 11/01/27 .....................................................      8,800,000        9,280,656
   United ISD, GO, 5.125%, 8/15/26 ................................................................      3,000,000        3,162,150
                                                                                                                      -------------
                                                                                                                        196,563,492
                                                                                                                      -------------
   U.S. TERRITORIES 0.0%A
   District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 .....................        235,000          236,147
                                                                                                                      -------------
   UTAH 0.7%
   Intermountain Power Agency Power Supply Revenue, Refunding, Series B, MBIA Insured,
     5.75%, 7/01/19 ...............................................................................      3,250,000        3,523,065
   Provo Electric System Revenue, Refunding, Series A, AMBAC Insured, ETM,
     10.375%, 9/15/15 .............................................................................         35,000           48,408
   Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, ETM, 5.25%,
      8/15/21 .....................................................................................      5,000,000        5,239,950
      8/15/26 .....................................................................................      5,000,000        5,073,800
                                                                                                                      -------------
                                                                                                                         13,885,223
                                                                                                                      -------------
   VIRGINIA 1.2%
   Chesapeake IDA Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured,
     6.00%, 6/01/12 ...............................................................................      5,000,000        5,099,550
   Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement,
     Series B, FSA Insured, 5.00%, 4/01/35 ........................................................      6,000,000        6,225,840
   Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%, 5/15/28 .......      3,510,000        3,693,152
   Spotsylvania County Water and Sewer System Revenue, MBIA Insured, 5.40%, 6/01/27 ...............      3,850,000        4,131,435
   Winchester IDA Educational Facilities Revenue, first mortgage, Shenandoah University Project,
     MBIA Insured,
      5.00%, 10/01/18 .............................................................................      1,000,000        1,053,450
      5.25%, 10/01/28 .............................................................................      1,420,000        1,503,354
                                                                                                                      -------------
                                                                                                                         21,706,781
                                                                                                                      -------------
   WASHINGTON 2.3%
   Klickitat County PUD No. 1 Electric Revenue, FGIC Insured, Pre-Refunded,
      5.65%, 10/01/15 .............................................................................      1,000,000        1,030,550
      5.75%, 10/01/27 .............................................................................      1,000,000        1,031,130
   Pierce County GO, School District No. 003 Puyallup, FGIC Insured, Pre-Refunded,
     5.70%, 12/01/15 ..............................................................................      1,000,000        1,081,000
   Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 .............................................      2,000,000        2,099,740
   Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 ....................................      2,000,000        2,161,340


                                                              Annual Report | 77

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   WASHINGTON (CONT.)
   Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured, ETM,
     6.65%, 1/01/16 ...............................................................................  $   4,250,000   $    5,142,117
   Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ............................................      3,400,000        3,590,026
   Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ....................      6,000,000        6,389,340
   Washington State Health Care Facilities Authority Revenue,
      Providence Services, MBIA Insured, 5.50%, 12/01/26 ..........................................      5,000,000        5,335,450
      Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 ..........................     13,000,000       13,858,130
                                                                                                                     --------------
                                                                                                                         41,718,823
                                                                                                                     --------------
   WEST VIRGINIA 0.9%
   Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C,
     AMBAC Insured, 6.75%, 8/01/24 ................................................................     11,560,000       11,831,660
   West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 ................................      5,000,000        5,237,100
                                                                                                                     --------------
                                                                                                                         17,068,760
                                                                                                                     --------------
   WISCONSIN 0.2%
   Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E,
     FGIC Insured, 6.90%, 8/01/21 .................................................................      3,000,000        3,966,180
                                                                                                                     --------------
   WYOMING 0.6%
   Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding,
     AMBAC Insured, Pre-Refunded, 6.00%, 9/15/24 ..................................................      9,885,000       10,351,770
                                                                                                                     --------------
   TOTAL BONDS (COST $1,682,604,452) ..............................................................                   1,802,051,789
                                                                                                                     --------------
   STEP-UP BONDS 1.5%
   KENTUCKY 1.5%
   Kentucky Economic Development Finance Authority Health System Revenue,
      Norton Healthcare Inc., Refunding, Series C, MBIA Insured, zero cpn. to 10/01/05,
       6.15% thereafter, 10/01/26 .................................................................     12,195,000       12,991,212
      Series C, MBIA Insured, zero cpn. to 10/01/05, 6.05% thereafter, 10/01/20 ...................     12,760,000       13,844,856
                                                                                                                     --------------
   TOTAL STEP-UP BONDS (COST $24,090,516) .........................................................                      26,836,068
                                                                                                                     --------------
   TOTAL LONG TERM INVESTMENTS (COST $1,706,694,968) ..............................................                   1,828,887,857
                                                                                                                     --------------
   SHORT TERM INVESTMENT (COST $600,000) 0.0%A
   BOND 0.0%a
   LOUISIANA 0.0%a
(b)Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
     First Stage, ACES, Refunding, Daily VRDN and Put, 1.80%, 9/01/17 .............................        600,000          600,000
                                                                                                                     --------------
   TOTAL INVESTMENTS (COST $1,707,294,968) 99.2% ..................................................                   1,829,487,857
   OTHER ASSETS, LESS LIABILITIES 0.8% ............................................................                      14,091,222
                                                                                                                     --------------
   NET ASSETS 100.0% ..............................................................................                  $1,843,579,079
                                                                                                                     ==============

See Glossary of Terms on page 118.

(a)   Rounds to less than 0.05% of net assets

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


78 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                       -------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS A                                                    2005         2004(d)      2003         2002         2001
                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................     $12.11       $11.91       $11.64       $11.54       $10.75
                                                       -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................       0.52         0.52         0.54         0.55         0.57
 Net realized and unrealized gains (losses) ........      (0.13)        0.20         0.27         0.11         0.79
                                                       -------------------------------------------------------------
Total from investment operations ...................       0.39         0.72         0.81         0.66         1.36
Less distributions from net investment income ......      (0.52)       (0.52)       (0.54)       (0.56)       (0.57)
Redemption fees ....................................         --(c)        --           --           --           --
                                                       -------------------------------------------------------------
Net asset value, end of year .......................     $11.98       $12.11       $11.91       $11.64       $11.54
                                                       =============================================================
Total return(b) ....................................       3.35%        6.16%        7.19%        5.87%       12.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $442,842     $432,467     $426,319     $382,300     $327,650
Ratios to average net assets:
 Expenses ..........................................       0.67%        0.67%        0.67%        0.69%        0.70%
 Net investment income .............................       4.35%        4.36%        4.59%        4.79%        5.12%
Portfolio turnover rate ............................       9.54%       10.99%       16.23%        6.31%       15.69%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


                         Annual Report | See notes to financial statements. | 79

FRANKLIN TAX-FREE TRUST

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                       --------------------------------------------------------
                                                                         YEAR ENDED FEBRUARY 28,
CLASS C                                                   2005        2004(d)     2003        2002        2001
                                                       --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $12.19      $11.98      $11.70      $11.61      $10.81
                                                       --------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................      0.45        0.46        0.48        0.49        0.51
 Net realized and unrealized gains (losses) ........     (0.13)       0.20        0.28        0.09        0.80
                                                       --------------------------------------------------------
Total from investment operations ...................      0.32        0.66        0.76        0.58        1.31
Less distributions from net investment
income .............................................     (0.45)      (0.45)      (0.48)      (0.49)      (0.51)
Redemption fees ....................................        --(c)       --          --          --          --
                                                       --------------------------------------------------------
Net asset value, end of year .......................    $12.06      $12.19      $11.98      $11.70      $11.61
                                                       ========================================================
Total return(b) ....................................      2.75%       5.62%       6.66%       5.16%      12.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $50,272     $48,268     $43,002     $32,354     $28,397
Ratios to average net assets:
 Expenses ..........................................      1.22%       1.23%       1.21%       1.24%       1.25%
 Net investment income .............................      3.80%       3.80%       4.05%       4.24%       4.57%
Portfolio turnover rate ............................      9.54%      10.99%      16.23%       6.31%      15.69%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


80 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.2%
   BONDS 98.2%
   MASSACHUSETTS 98.2%
   Auburn GO, AMBAC Insured, 5.125%, 6/01/24 ......................................................  $   1,465,000    $   1,585,906
   Boston Convention Center Act of 1997, Special Obligation, Series A, AMBAC Insured,
     5.00%, 5/01/27 ...............................................................................      3,970,000        4,093,785
   Boston GO,
      MBIA Insured, 5.00%, 2/01/21 ................................................................      3,000,000        3,179,520
      Series A, MBIA Insured, 5.00%, 2/01/22 ......................................................      2,940,000        3,109,021
   Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 .........................      1,750,000        1,877,260
   Dudley Charlton Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 ............      3,140,000        3,583,023
   Foxborough Stadium Infrastructure Improvement Revenue, 5.75%, 6/01/25 ..........................      4,000,000        4,416,360
   Greater Lawrence Sanitary District GO, MBIA Insured, 5.625%, 6/15/20 ...........................      1,000,000        1,109,450
   Holyoke Gas and Electric Department Revenue, Series A, MBIA Insured, 5.00%, 12/01/26 ...........      9,805,000       10,161,314
   Kingston GO, FGIC Insured, 5.50%, 11/15/19 .....................................................      2,055,000        2,260,294
   Lawrence GO, AMBAC Insured, 5.00%, 2/01/21 .....................................................      1,000,000        1,059,840
   Lowell GO,
      FGIC Insured, 5.85%, 2/15/20 ................................................................      1,595,000        1,784,342
      State Qualified, AMBAC Insured, 5.00%, 2/01/21 ..............................................      1,330,000        1,417,394
      State Qualified, AMBAC Insured, 5.00%, 2/01/22 ..............................................      1,405,000        1,494,344
   Ludlow GO, School Project, Limited Tax, MBIA Insured,
      7.30%, 11/01/07 .............................................................................        210,000          235,152
      7.30%, 11/01/08 .............................................................................        210,000          242,892
      7.40%, 11/01/09 .............................................................................        210,000          249,801
   Lynn Water and Sewer Commission General Revenue, Series A, FSA Insured,
     5.125%, 12/01/17 .............................................................................      3,000,000        3,202,470
   Mansfield GO, Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17 ............................      1,685,000        1,790,380
   Martha's Vineyard Land Bank Revenue, AMBAC Insured,
      4.875%, 5/01/22 .............................................................................      2,000,000        2,103,640
      5.00%, 5/01/32 ..............................................................................      2,000,000        2,071,700
      5.00%, 5/01/34 ..............................................................................      7,000,000        7,270,620
   Massachusetts Bay Transportation Authority COP, MBIA Insured, 7.75%, 1/15/06 ...................        500,000          522,740
   Massachusetts Bay Transportation Authority Revenue, General Transportation System,
      Series C, FGIC Insured, 5.25%, 3/01/15 ......................................................      2,000,000        2,246,360
      Series D, MBIA Insured, 5.00%, 3/01/27 ......................................................      5,000,000        5,287,300
   Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding,
     Senior Series A, FGIC Insured, 5.00%, 7/01/27 ................................................      5,000,000        5,521,650
   Massachusetts State College Building Authority Project Revenue,
      Capital Assurance, Refunding, Series A, XLCA Insured, 5.00%, 5/01/43 ........................      5,000,000        5,124,250
      Refunding, Series B, XLCA Insured, 5.50%, 5/01/39 ...........................................      5,000,000        5,704,700
      Series 1, MBIA Insured, ETM, 5.375%, 5/01/23 ................................................      5,000,000        5,303,250
      Series A, MBIA Insured, 5.00%, 5/01/23 ......................................................      2,000,000        2,131,500
   Massachusetts State Development Finance Agency Revenue,
      Brandeis University, Series K, FGIC Insured, 4.75%, 10/01/28 ................................      2,000,000        2,030,920
      College of Pharmacy and Allied Health Sciences, Series D, Assured Guaranty,
       5.00%, 7/01/27 .............................................................................      5,845,000        6,074,124
             Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured,
       5.125%, 2/01/34 ............................................................................     22,400,000       23,315,488
      MBIA Insured, 5.20%, 7/01/32 ................................................................      2,250,000        2,391,975
      Series A, AMBAC Insured, 5.375%, 1/01/42 ....................................................      4,000,000        4,279,320


                                                              Annual Report | 81

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MASSACHUSETTS (CONT.)
      Series A, GNMA Secured, 6.90%, 10/20/41 .....................................................  $   2,090,000    $   2,384,335
      Western New England College, AMBAC Insured, 5.25%, 7/01/20 ..................................      1,500,000        1,642,740
   Massachusetts State GO,
      Consolidated Loan, Series C, FGIC Insured, Pre-Refunded, 5.25%, 11/01/30 ....................      9,645,000       10,715,402
      Consolidated Loan, Series D, FSA Insured, 5.00%, 11/01/24 ...................................      2,500,000        2,654,325
      Consolidated Loan, Series D, MBIA Insured, 5.00%, 8/01/27 ...................................      3,430,000        3,576,461
      Consolidated Loan, Series D, MBIA Insured, Pre-Refunded, 5.00%, 8/01/27 .....................        965,000        1,066,701
      MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 ..................................................      4,100,000        4,489,869
   Massachusetts State Health and Educational Facilities Authority Revenue,
      Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .............................      1,500,000        1,590,375
      Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 ............................      5,500,000        5,715,435
      Boston College, Series N, MBIA Insured, 5.125%, 6/01/33 .....................................      5,000,000        5,237,500
      Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/20 .....................      3,000,000        3,090,120
      Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 ...................      1,000,000        1,003,900
      Catholic Health East, Series A, AMBAC Insured, 5.00%, 11/15/28 ..............................      6,575,000        6,725,502
      Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 .........................      3,500,000        3,603,950
      Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 .........................      7,720,000        7,833,484
      Harvard University, Series FF, 5.125%, 7/15/37 ..............................................      8,000,000        8,391,920
      Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ........................     21,730,000       22,005,102
      New England Medical Center Hospital, Series H, FGIC Insured, 5.00%, 5/15/22 .................     10,000,000       10,441,500
      Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18 ...........................      1,300,000        1,340,378
      Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25 ...........................      6,750,000        6,959,655
      Northeastern University, Series I, MBIA Insured, 5.00%, 10/01/29 ............................      1,250,000        1,289,412
      Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .........................      5,000,000        5,288,300
      Springfield College, AMBAC Insured, 5.00%, 10/15/27 .........................................      2,500,000        2,562,000
      Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26 ..................................      1,690,000        1,770,072
      Tufts University, Series I, 5.25%, 2/15/30 ..................................................      4,000,000        4,223,320
      University of Massachusetts Project, Series A, FGIC Insured, 5.875%, 10/01/29 ...............      4,000,000        4,523,440
      University of Massachusetts Project, Series C, MBIA Insured, 5.25%, 10/01/31 ................      1,500,000        1,600,260
      University of Massachusetts, Series C, FGIC Insured, 5.125%, 10/01/34 .......................      3,000,000        3,142,710
      University of Massachusetts, Worcester Campus, Series B, FGIC Insured, 5.25%,
       10/01/31 ...................................................................................      3,500,000        3,707,130
      Wellesley College, Series F, 5.125%, 7/01/39 ................................................      7,500,000        7,764,825
      Wheelock College, Series B, MBIA Insured, 5.625%, 10/01/30 ..................................      1,770,000        1,920,751
      Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 ....................................      2,500,000        2,618,075
   Massachusetts State HFA,
      MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%, 4/01/21 .......................        430,000          566,804
      SFHR, Series 53, MBIA Insured, 6.15%, 12/01/29 ..............................................        690,000          710,113
      SFHR, Series 57, MBIA Insured, 5.55%, 6/01/25 ...............................................      2,255,000        2,295,680
   Massachusetts State HFA Housing Revenue, Rental, Series A, AMBAC Insured,
     5.95%, 7/01/30 ...............................................................................      2,000,000        2,103,120
   Massachusetts State Industrial Finance Agency Electrical Utility Revenue,
    Nantucket Electric Co., Series A, AMBAC Insured, 5.875%, 7/01/17 ..............................      4,000,000        4,222,080
   Massachusetts State Industrial Finance Agency Revenue,
      Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 ..........................................      1,560,000        1,646,845
      St. Marks School Issue, MBIA Insured, 5.375%, 1/01/21 .......................................      2,665,000        2,778,609
      Suffolk University, AMBAC Insured, 5.25%, 7/01/27 ...........................................      4,000,000        4,178,240


82 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MASSACHUSETTS (CONT.)
   Massachusetts State Industrial Finance Agency Revenue, (cont.)
      Trustees Deerfield Academy, 5.25%, 10/01/27 .................................................  $   2,800,000    $   2,930,452
      Western New England College, AMBAC Insured, 5.00%, 7/01/28 ..................................      4,000,000        4,112,640
      WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28 .......................      2,500,000        2,566,600
      Worcester Polytechnical Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 .................      3,720,000        3,966,524
      Worcester Polytechnical Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 .......      2,000,000        2,141,400
      Worcester Polytechnical Institute, Refunding, Series II, MBIA Insured, 5.125%,
       9/01/27 ....................................................................................      4,000,000        4,145,120
   Massachusetts State Port Authority Revenue,
      Series A, FSA Insured, 5.125%, 7/01/17 ......................................................      2,000,000        2,148,260
      Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 ..........................      2,215,000        2,337,047
      Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 ..........................      2,000,000        2,099,680
      Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 ...........................      7,450,000        7,819,595
      Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 ...........................        845,000          885,957
      US Airways Project, MBIA Insured, 6.00%, 9/01/21 ............................................      4,700,000        4,987,029
      US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 .................................      4,500,000        4,737,015
   Massachusetts State Special Obligation Dedicated Tax Revenue, FGIC Insured,
     5.25%, 1/01/29 ...............................................................................      5,000,000        5,353,150
   Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
      Series A, MBIA Insured, 5.00%, 1/01/37 ......................................................      9,000,000        9,143,370
      sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ...............................     10,000,000       10,248,700
      sub. lien, Series B, MBIA Insured, 5.25%, 1/01/29 ...........................................      4,600,000        4,851,252
   Massachusetts State Water Pollution Abatement Trust Revenue,
      Pool Program Bonds, Series 6, 5.50%, 8/01/30 ................................................      2,620,000        2,850,560
      Pool Program Bonds, Series 6, Pre-Refunded, 5.50%, 8/01/30 ..................................      1,075,000        1,210,547
      Pool Program Bonds, Series 7, 5.125%, 2/01/31 ...............................................      4,300,000        4,482,105
      Pool Program Bonds, Series 7, Pre-Refunded, 5.125%, 2/01/31 .................................      1,700,000        1,866,566
      Water Revenue Authority Program, Sub Series A, 5.75%, 8/01/29 ...............................      3,995,000        4,428,178
      Water Revenue Authority Program, Sub Series A, Pre-Refunded, 5.75%, 8/01/29 .................      1,005,000        1,129,841
   Massachusetts State Water Resource Authority Revenue, Refunding,
      Series A, FGIC Insured, 5.75%, 8/01/39 ......................................................      9,275,000       10,391,710
      Series J, FSA Insured, 5.00%, 8/01/32 .......................................................     10,000,000       10,350,000
   Monson GO, AMBAC Insured, 5.25%, 11/01/23 ......................................................      1,675,000        1,846,554
   New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21 ...........................      3,685,000        3,927,694
   Plymouth County COP, Correctional Facility Project, Refunding, AMBAC Insured,
     5.125%, 10/01/18 .............................................................................      2,000,000        2,155,580
   Route 3 North Transportation Improvement Association Lease Revenue, MBIA Insured,
     Pre-Refunded, 5.375%, 6/15/33 ................................................................     15,475,000       17,161,930
   Salisbury GO, MBIA Insured, 5.30%, 3/15/27 .....................................................      2,795,000        3,035,174
   Shrewsbury GO, Municipal Purpose Loan, 5.00%, 8/15/20 ..........................................      2,075,000        2,216,515
   Springfield GO, Municipal Purpose Loan,
      FGIC Insured, 5.00%, 8/01/21 ................................................................      5,000,000        5,339,400
      FSA Insured, 5.00%, 11/15/18 ................................................................      1,500,000        1,595,955
   Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured,
     5.00%, 11/01/21 ..............................................................................      2,775,000        2,962,063
   University Building Authority Project Revenue, Refunding, Senior Series 1, AMBAC Insured, 5.25%,
      11/01/23 ....................................................................................      2,155,000        2,340,567
      11/01/28 ....................................................................................      5,035,000        5,385,084


                                                              Annual Report | 83

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                              PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MASSACHUSETTS (CONT.)
   University of Massachusetts Building Authority Project Revenue, Refunding,
     Senior Series 2004-1, AMBAC Insured, 5.25%, 11/01/29 .........................................  $   3,000,000    $   3,228,120
   Whitman Hanson Regional School District GO, Refunding, FGIC Insured, 5.00%, 6/15/21 ............      1,960,000        2,090,987
   Winthrop GO, AMBAC Insured, 5.00%, 11/01/20 ....................................................      1,230,000        1,319,642
   Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ...............................      1,335,000        1,389,108
                                                                                                                      -------------
   TOTAL LONG TERM INVESTMENTS (COST $432,771,727) ................................................                     464,790,196
                                                                                                                      -------------
   SHORT TERM INVESTMENTS 0.5%
   BONDS
   MASSACHUSETTS 0.5%
(a)Massachusetts State Health and Educational Facilities Authority Revenue,
     Capital Assets Program, Series D, MBIA Insured, Daily VRDN and Put, 1.80%, 1/01/35 ...........      1,300,000        1,300,000
(a)Massachusetts State Water Resource Authority Revenue, Multi-Modal, Refunding,
     Sub Series D, Daily VRDN and Put, 1.80%, 8/01/17 .............................................        800,000          800,000
                                                                                                                      -------------
                                                                                                                          2,100,000
                                                                                                                      -------------
   U.S. TERRITORIES 0.0%B
(a)Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 1.83%, 7/01/28 .................................        100,000          100,000
                                                                                                                      -------------
   TOTAL SHORT TERM INVESTMENTS (COST $2,200,000) .................................................                       2,200,000
                                                                                                                      -------------
   TOTAL INVESTMENTS (COST $434,971,727) 98.7% ....................................................                     466,990,196
   OTHER ASSETS, LESS LIABILITIES 1.3% ............................................................                       6,123,711
                                                                                                                      -------------
   NET ASSETS 100.0% ..............................................................................                   $ 473,113,907
                                                                                                                      =============

See Glossary of Terms on page 118.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.

(b)   Rounds to less than 0.05% of net assets.


84 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                       -----------------------------------------------------------------------
                                                                                YEAR ENDED FEBRUARY 28,
CLASS A                                                      2005           2004(d)        2003           2002           2001
                                                       -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................       $12.58         $12.46         $12.25         $12.08         $11.37
                                                       -----------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................         0.55           0.55           0.57           0.58           0.60
 Net realized and unrealized gains (losses) ........        (0.23)          0.18           0.28           0.18           0.70
                                                       -----------------------------------------------------------------------
Total from investment operations ...................         0.32           0.73           0.85           0.76           1.30
                                                       -----------------------------------------------------------------------
Less distributions from:
 Net investment income .............................        (0.55)         (0.54)         (0.57)         (0.59)         (0.59)
 Net realized gains ................................           --          (0.07)         (0.07)            --             --
                                                       -----------------------------------------------------------------------
Total distributions ................................        (0.55)         (0.61)         (0.64)         (0.59)         (0.59)
                                                       -----------------------------------------------------------------------
Redemption fees ....................................           --(c)          --             --             --             --
                                                       -----------------------------------------------------------------------
Net asset value, end of year .......................       $12.35         $12.58         $12.46         $12.25         $12.08
                                                       =======================================================================
Total return(b) ....................................         2.65%          6.06%          7.17%          6.44%         11.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $1,199,126     $1,248,975     $1,253,847     $1,185,152     $1,084,743
Ratios to average net assets:
 Expenses ..........................................         0.64%          0.64%          0.64%          0.64%          0.64%
 Net investment income .............................         4.45%          4.42%          4.62%          4.81%          5.10%
Portfolio turnover rate ............................         9.40%         11.29%         13.22%          8.86%         10.34%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


                         Annual Report | See notes to financial statements. | 85

FRANKLIN TAX-FREE TRUST

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                       -------------------------------------------------------
                                                                        YEAR ENDED FEBRUARY 28,
CLASS B                                                   2005        2004(d)     2003        2002       2001
                                                       -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $12.63      $12.51      $12.29      $12.12     $11.38
                                                       -------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................      0.48        0.48        0.50        0.52       0.54
 Net realized and unrealized gains (losses) ........     (0.23)       0.19        0.30        0.17       0.73
                                                       -------------------------------------------------------
Total from investment operations ...................      0.25        0.67        0.80        0.69       1.27
                                                       -------------------------------------------------------
Less distributions from:
 Net investment income .............................     (0.48)      (0.48)      (0.51)      (0.52)     (0.53)
 Net realized gains ................................        --       (0.07)      (0.07)         --         --
                                                       -------------------------------------------------------
Total distributions ................................     (0.48)      (0.55)      (0.58)      (0.52)     (0.53)
                                                       -------------------------------------------------------
Redemption fees ....................................        --(c)       --          --          --         --
                                                       -------------------------------------------------------
Net asset value, end of year .......................    $12.40      $12.63      $12.51      $12.29     $12.12
                                                       =======================================================
Total return(b) ....................................      2.08%       5.46%       6.64%       5.81%     11.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $54,867     $58,687     $49,931     $30,225     $7,818
Ratios to average net assets:
 Expenses ..........................................      1.19%       1.19%       1.19%       1.19%      1.20%
 Net investment income .............................      3.90%       3.87%       4.07%       4.25%      4.52%
Portfolio turnover rate ............................      9.40%      11.29%      13.22%       8.86%     10.34%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


86 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                       -----------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28,
CLASS C                                                    2005         2004(d)      2003         2002       2001
                                                       -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................     $12.69       $12.56       $12.34      $12.17      $11.45
                                                       -----------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................       0.48         0.48         0.51        0.52        0.54
 Net realized and unrealized gains (losses) ........      (0.23)        0.19         0.29        0.17        0.71
                                                       -----------------------------------------------------------
Total from investment operations ...................       0.25         0.67         0.80        0.69        1.25
                                                       -----------------------------------------------------------
Less distributions from:
 Net investment income .............................      (0.48)       (0.47)       (0.51)      (0.52)      (0.53)
 Net realized gains ................................         --        (0.07)       (0.07)         --          --
                                                       -----------------------------------------------------------
Total distributions ................................      (0.48)       (0.54)       (0.58)      (0.52)      (0.53)
                                                       -----------------------------------------------------------
Redemption fees ....................................         --(c)        --           --          --          --
                                                       -----------------------------------------------------------
Net asset value, end of year .......................     $12.46       $12.69       $12.56      $12.34      $12.17
                                                       ===========================================================
Total return(b) ....................................       2.06%        5.50%        6.63%       5.80%      11.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $108,308     $116,544     $110,159     $77,514     $53,620
Ratios to average net assets:
 Expenses ..........................................       1.19%        1.22%        1.16%       1.19%       1.20%
 Net investment income .............................       3.90%        3.84%        4.10%       4.26%       4.54%
Portfolio turnover rate ............................       9.40%       11.29%       13.22%       8.86%      10.34%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


                         Annual Report | See notes to financial statements. | 87

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.8%
   BONDS 98.8%
   MICHIGAN 94.4%
   Adrian City School District GO, FSA Insured, 5.00%,
      5/01/26 .....................................................................................  $   1,960,000    $   2,067,428
      5/01/29 .....................................................................................      2,125,000        2,218,521
      5/01/34 .....................................................................................      6,690,000        6,958,871
   Allegan Public School GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ..........................      4,165,000        4,446,054
   Allendale Public School District GO, School Building and Site, FGIC Insured, 5.125%,
      5/01/27 .....................................................................................      6,450,000        6,799,009
      5/01/32 .....................................................................................      5,490,000        5,749,073
   Almont Community Schools GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/26 ........................      1,925,000        1,994,897
   Alpena Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/22 ..........................      1,665,000        1,773,009
   Anchor Bay School District GO, School Building and Site,
      Series I, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 ........................................      2,000,000        2,243,800
      Series II, FGIC Insured, Pre-Refunded, 5.70%, 5/01/25 .......................................      5,000,000        5,633,200
      Series II, FGIC Insured, Pre-Refunded, 5.75%, 5/01/30 .......................................      3,750,000        4,233,787
   Avondale School District GO,
      AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 .................................................      4,000,000        4,269,920
      School Building and Site, FSA Insured, 5.00%, 5/01/29 .......................................      9,000,000        9,360,090
   Birmingham City School District GO, School Building and Site, FSA Insured, 5.00%, 11/01/33 .....      2,590,000        2,702,794
   Brandon School District GO, FGIC Insured, Pre-Refunded, 5.875%, 5/01/26 ........................      7,000,000        7,352,170
   Brown City Community School District GO, Building and Site, FGIC Insured, 5.00%,
      5/01/26 .....................................................................................      4,445,000        4,631,157
      5/01/31 .....................................................................................      3,200,000        3,302,176
   Byron Center Public Schools GO, Refunding, MBIA Insured, 5.875%, 5/01/24 .......................        135,000          137,117
   Caledonia Community Schools GO, MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 .....................      4,500,000        4,813,065
   Carmen-Ainsworth Community School District GO, FGIC Insured, 5.00%, 5/01/27 ....................      2,950,000        3,072,248
   Central Michigan University Revenue,
      FGIC Insured, 5.00%, 10/01/27 ...............................................................        500,000          512,810
      FGIC Insured, Pre-Refunded, 5.625%, 10/01/22 ................................................      2,500,000        2,677,225
      General, AMBAC Insured, 5.00%, 10/01/34 .....................................................      3,205,000        3,355,090
      Series A, AMBAC Insured, 5.05%, 10/01/32 ....................................................     10,000,000       10,423,600
   Central Montcalm Public School GO, MBIA Insured, 6.00%, 5/01/29 ................................      1,400,000        1,550,948
   Charles Stewart Mott Community College GO, FGIC Insured, 5.50%, 5/01/21 ........................      3,550,000        3,849,265
   Charlotte Public School District GO, FGIC Insured, 5.375%, 5/01/29 .............................      5,000,000        5,377,900
   De Witt Public Schools GO, AMBAC Insured, Pre-Refunded, 5.70%, 5/01/21 .........................      6,905,000        7,363,768
   Dearborn EDC Hospital Revenue, Oakwood Obligation Group,
      Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 ...........................................      1,000,000        1,022,660
      Series A, FGIC Insured, 5.75%, 11/15/15 .....................................................        100,000          104,124
   Detroit City School District GO,
      School Building and Site Improvements, Series A, FGIC Insured, 5.00%, 5/01/23 ...............      2,650,000        2,795,061
      School Building and Site Improvements, Series B, FGIC Insured, 5.00%, 5/01/25 ...............      2,000,000        2,095,400
      Series A, FSA Insured, 5.125%, 5/01/31 ......................................................     38,330,000       40,090,880
   Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/20 .......................     10,610,000       11,217,953
   Detroit Sewage Disposal Revenue,
      Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 ...........................................     12,585,000       12,830,282
      Series A, MBIA Insured, 5.00%, 7/01/27 ......................................................     22,000,000       22,874,060
      Series A, MBIA Insured, Pre-Refunded, 5.50%, 7/01/20 ........................................        215,000          230,074
   Detroit Water Supply System Revenue,
      Refunding, FGIC Insured, ETM, 6.25%, 7/01/12 ................................................      1,455,000        1,644,979


88 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MICHIGAN (CONT.)
   Detroit Water Supply System Revenue, (cont.)
      second lien, Series B, FGIC Insured, 5.50%, 7/01/33 .........................................  $  20,000,000    $  21,840,400
      senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 .........................................     11,400,000       11,735,502
      senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 .........................................      4,745,000        5,008,253
      senior lien, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/29 ..........................      1,500,000        1,703,235
      senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ...........................      4,880,000        5,431,001
      Series A, MBIA Insured, 5.00%, 7/01/27 ......................................................      5,750,000        5,978,447
      Series B, MBIA Insured, 5.00%, 7/01/34 ......................................................     14,145,000       14,670,628
   Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 ...................      5,500,000        5,843,640
   East Detroit School District GO, FGIC Insured,
      6.10%, 5/01/16 ..............................................................................      1,025,000        1,075,922
      Pre-Refunded, 6.10%, 5/01/16 ................................................................      4,975,000        5,238,028
   East Grand Rapids Public School District GO, FSA Insured, Pre-Refunded, 6.00%, 5/01/29 .........      4,775,000        5,357,072
   Eastern Michigan University Revenues, Refunding, Series A, FGIC Insured, 5.00%,
      6/01/28 .....................................................................................      6,730,000        7,001,488
      6/01/33 .....................................................................................     14,700,000       15,262,128
   Eaton Rapids Public Schools GO, School Building and Site, FSA Insured, 5.00%,
      5/01/26 .....................................................................................      2,700,000        2,847,987
      5/01/29 .....................................................................................      2,750,000        2,860,522
   Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/17 .................................      5,000,000        5,400,700
   Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured,
     5.75%, 2/15/25 ...............................................................................        100,000          102,422
   Fennville Public Schools GO, School Building and Site, FGIC Insured, 5.00%,
      5/01/30 .....................................................................................      3,200,000        3,328,608
      5/01/34 .....................................................................................      3,250,000        3,373,175
   Ferndale School District GO, FGIC Insured, 5.375%, 5/01/21 .....................................      2,805,000        2,848,562
   Ferris State University Revenue,
      AMBAC Insured, Pre-Refunded, 5.75%, 10/01/17 ................................................      2,500,000        2,686,150
      AMBAC Insured, Pre-Refunded, 5.85%, 10/01/22 ................................................      2,500,000        2,691,175
      AMBAC Insured, Pre-Refunded, 5.90%, 10/01/26 ................................................      6,840,000        7,369,895
      FGIC Insured, 5.25%, 10/01/26 ...............................................................      1,500,000        1,598,565
      FGIC Insured, 5.25%, 10/01/31 ...............................................................      3,255,000        3,429,403
   Fowlerville Community School District GO, FGIC Insured, 5.00%,
      5/01/30 .....................................................................................      1,990,000        2,074,535
      5/01/34 .....................................................................................      8,145,000        8,484,809
   Genesee County GO, Water Supply System, AMBAC Insured, 5.00%, 11/01/30 .........................      4,000,000        4,183,800
   Gladstone Area Public Schools GO, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/26 ..................      1,500,000        1,593,390
   Grand Blanc Community Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/28 ........      4,250,000        4,453,362
   Grand Rapids Building Authority GO, AMBAC Insured, 5.50%, 8/01/20 ..............................      2,000,000        2,179,100
   Grand Rapids Building Authority Revenue, AMBAC Insured, 5.00%, 10/01/28 ........................      6,000,000        6,245,340
   Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured,
     6.875%, 6/01/24 ..............................................................................      7,500,000        7,672,800
   Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 .............      5,250,000        5,631,727
   Hamilton Community School District GO, Refunding, FGIC Insured, 5.00%, 5/01/24 .................      2,000,000        2,058,140
   Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, 5.45%, 8/01/47 .......      4,400,000        4,588,540
   Hartland Consolidated School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 ...........     30,000,000       34,226,100
   Haslett Public School District GO, MBIA Insured, Pre-Refunded, 5.70%, 5/01/26 ..................      3,900,000        4,159,116
   Hazel Park Building Authority Revenue, Ice Arena, AMBAC Insured, 4.70%, 4/01/24 ................        700,000          705,621


                                                              Annual Report | 89

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MICHIGAN (CONT.)
   Hazel Park School District GO, FSA Insured, 5.00%,
      5/01/27 .....................................................................................  $   9,000,000    $   9,372,960
      5/01/32 .....................................................................................     12,475,000       12,906,510
   Hopkins Public Schools GO, FGIC Insured, Pre-Refunded,
      5.70%, 5/01/21 ..............................................................................      2,025,000        2,159,541
      5.50%, 5/01/26 ..............................................................................      1,000,000        1,062,260
   Howell Public Schools GO, MBIA Insured, Pre-Refunded,
      5.875%, 5/01/22 .............................................................................      2,000,000        2,234,060
      6.00%, 5/01/25 ..............................................................................      1,600,000        1,716,336
   Huron School District GO, FSA Insured,
      5.25%, 5/01/21 ..............................................................................      1,500,000        1,614,975
      5.375%, 5/01/26 .............................................................................      2,500,000        2,685,925
   Huron Valley School District GO, FGIC Insured, Pre-Refunded,
      5.875%, 5/01/16 .............................................................................        100,000          107,010
      5.75%, 5/01/22 ..............................................................................      2,450,000        2,615,326
   Jackson Brownfield RDAR, FGIC Insured,
      5.125%, 6/01/22 .............................................................................      2,290,000        2,444,552
      5.125%, 6/01/24 .............................................................................      1,215,000        1,293,866
      5.25%, 6/01/26 ..............................................................................      2,820,000        3,035,956
      5.375%, 6/01/30 .............................................................................      5,830,000        6,287,655
   Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured,
     5.00%, 5/01/34 ...............................................................................      6,620,000        6,830,715
   Jenison Public Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ..........................        130,000          136,356
   Kalamazoo City School District GO, Building and Site, FSA Insured, 5.00%, 5/01/21 ..............      4,000,000        4,200,720
   Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
      Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 .......................      3,805,000        3,990,608
      Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 .........................        250,000          264,812
      Bronson Methodist Hospital, Refunding, MBIA Insured, 5.50%, 5/15/28 .........................     10,000,000       10,500,000
      Bronson Methodist Hospital, Refunding and Improvement, MBIA Insured,
       5.875%, 5/15/26 ............................................................................     26,165,000       27,770,746
      Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured,
       6.25%, 5/15/12 .............................................................................      1,445,000        1,449,219
      Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured,
       6.375%, 5/15/17 ............................................................................        720,000          726,394
   Kenowa Hills Public Schools GO, MBIA Insured, 5.875%,
      5/01/21 .....................................................................................      1,510,000        1,566,489
      5/01/26 .....................................................................................      7,000,000        7,261,870
   Kent County Building Authority GO, 5.00%, 6/01/26 ..............................................     21,885,000       22,422,933
   Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20 ..............      2,200,000        2,234,606
   Lake Shore Public Schools GO, Macomb County, FSA Insured, Pre-Refunded, 5.50%, 5/01/20 .........      2,000,000        2,124,520
   Lake St. Clair Shores Drain District GO, Series A, MBIA Insured, 5.125%, 10/01/29 ..............      1,000,000        1,045,080
   Lake Superior State University Revenue, Refunding, AMBAC Insured, 5.25%, 11/15/31 ..............      3,320,000        3,513,589
   Lakeview Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ......................        100,000          106,747
   Lakewood Public Schools GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/22 .........................        800,000          831,320
   Lansing Building Authority Revenue, Refunding, MBIA Insured, 5.60%, 6/01/19 ....................      1,470,000        1,496,372
   Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance,
     Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19 ...........................................      2,115,000        2,252,623


90 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MICHIGAN (CONT.)
        Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured, Pre-Refunded,
     6.00%, 5/01/25 ...............................................................................  $   2,500,000    $   2,541,325
   Lincoln Consolidated School District GO, FSA Insured, 5.00%, 5/01/28 ...........................      1,000,000        1,018,650
   Lincoln Park School District GO,
      FGIC Insured, Pre-Refunded, 5.90%, 5/01/26 ..................................................      6,050,000        6,356,130
      Refunding, FGIC Insured, 5.00%, 5/01/26 .....................................................        900,000          938,358
   Livonia Municipal Building Authority GO, FGIC Insured, 5.25%, 5/01/30 ..........................      3,950,000        4,201,773
   Lowell Area Schools GO, FGIC Insured, 5.625%,
      5/01/25 .....................................................................................      3,125,000        3,422,000
      5/01/30 .....................................................................................      3,250,000        3,546,107
      Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Series D,
     FSA Insured, Pre-Refunded,
      5.875%, 4/01/11 .............................................................................      4,525,000        4,783,920
      6.10%, 4/01/19 ..............................................................................      5,225,000        5,536,410
   Merrill Community School District GO, FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 ...............      4,000,000        4,257,400
      Michigan Higher Education Student Loan Authority Revenue, Series XVII-E, AMBAC Insured,
      5.40%, 6/01/19 ..............................................................................      5,000,000        5,207,200
      5.50%, 6/01/25 ..............................................................................      5,000,000        5,221,950
   Michigan Municipal Bond Authority Revenue,
      Clean Water State Revolving Fund, 5.00%, 10/01/24 ...........................................     14,785,000       15,596,143
      Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 ......................      3,790,000        3,851,057
   Michigan State Building Authority Revenue, Facilities Program, Refunding,
      Series I, FSA Insured, 4.75%, 10/15/18 ......................................................      3,000,000        3,091,320
      Series I, FSA Insured, 5.00%, 10/15/24 ......................................................      5,000,000        5,225,800
      Series III, FSA Insured, 5.00%, 10/15/26 ....................................................     14,000,000       14,657,860
   Michigan State COP, AMBAC Insured, 5.50%, 6/01/27 ..............................................     12,000,000       12,966,960
   Michigan State HDA Rental Housing Revenue, Refunding, Series A, AMBAC Insured,
     6.00%, 4/01/16 ...............................................................................        200,000          210,346
           Michigan State HDA Revenue, Refunding, Series A, AMBAC Insured, 5.95%, 6/01/17 .........        355,000          365,671
   Michigan State Hospital Finance Authority Revenue,
      Ascension Health Credit, Series A, MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 .............     15,175,000       17,377,803
      Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured,
       5.50%, 8/15/24 .............................................................................     15,000,000       16,098,750
      Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured,
       5.25%, 8/15/27 .............................................................................     10,000,000       10,413,700
      Mercy Health Services, Refunding, Series T, MBIA Insured, 5.75%, 8/15/15 ....................     10,525,000       11,285,957
      Mercy Health Services, Refunding, Series X, MBIA Insured, 6.00%, 8/15/34 ....................     11,000,000       12,271,160
      Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 ........................      6,000,000        6,217,260
      Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 ........................      1,750,000        1,813,368
      Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 ........................................        300,000          314,349
      Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 ...........................      8,605,000        8,993,172
      Mercy Mount Clemens Corp., Refunding, Series A, MBIA Insured, 5.75%, 5/15/29 ................      4,890,000        5,330,247
      Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/24 ..........................................      7,065,000        7,382,713
      Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/32 ..........................................      1,000,000        1,030,110
      Mid-Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 ............      7,500,000        7,947,300
      Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 .................      7,500,000        7,792,800
      Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 .....................................        100,000          106,928
      St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ................      3,445,000        3,697,243


                                                              Annual Report | 91

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MICHIGAN (CONT.)
   Michigan State Hospital Finance Authority Revenue (cont.)
      St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14 ................  $   9,545,000    $  10,559,347
      St. John's Hospital, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17 ..........................     14,500,000       15,019,390
   Michigan State Strategic Fund Ltd. Obligation Revenue,
      Detroit Edison Co. Pollution Project, Refunding, Series AA, FGIC Insured,
       6.95%, 5/01/11 .............................................................................      5,000,000        5,978,850
      Detroit Edison Co. Pollution Project, Refunding, Series BB, AMBAC Insured,
       7.00%, 5/01/21 .............................................................................      3,000,000        3,982,320
      Detroit Edison Co. Project Collateral, Refunding, Series BB, MBIA Insured,
       6.20%, 8/15/25 .............................................................................     10,250,000       10,630,173
   Michigan State Strategic Fund Resources Recovery Ltd. Obligation Revenue, Detroit
     Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 ..............     12,350,000       13,034,684
   Michigan State Trunk Line Revenue,
      Refunding, Series A, MBIA Insured, 4.75%, 11/01/20 ..........................................      3,300,000        3,403,917
      Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ..........................................      3,050,000        3,181,791
      Series A, FSA Insured, 5.00%, 11/01/25 ......................................................     16,265,000       16,965,371
      Series A, FSA Insured, 5.25%, 11/01/30 ......................................................     34,680,000       36,712,942
   Michigan Technological University Revenue, General, Series A, MBIA Insured,
     5.00%, 10/01/34 ..............................................................................      3,675,000        3,815,054
   Milan Area Schools GO, Series A, FGIC Insured, Pre-Refunded, 5.75%, 5/01/24 ....................      3,500,000        3,951,535
   Northview Public Schools District GO,
      MBIA Insured, 5.80%, 5/01/21 ................................................................        235,000          245,873
      Refunding, FGIC Insured, 5.00%, 5/01/21 .....................................................      3,450,000        3,575,166
   Oakridge Public Schools GO, FSA Insured,
      5.00%, 5/01/23 ..............................................................................        500,000          515,430
      5.125%, 5/01/28 .............................................................................        500,000          511,895
   Otsego Public Schools District GO, School Building and Site, FSA Insured, 5.00%, 5/01/34 .......      5,000,000        5,208,600
   Ovid Elsie Area Schools GO, School Building and Site, MBIA Insured, 5.00%, 5/01/32 .............      7,775,000        8,003,818
   Oxford Area Community School District GO, FSA Insured, 5.00%,
      5/01/26 .....................................................................................      5,425,000        5,652,199
      5/01/31 .....................................................................................      4,865,000        5,020,339
   Pennfield Schools District GO, School Building and Site, FGIC Insured, 5.00%,
      5/01/29 .....................................................................................      1,150,000        1,200,612
      5/01/34 .....................................................................................      2,500,000        2,600,475
   Pinckney Community Schools GO, Refunding, FSA Insured, 5.00%, 5/01/26 ..........................      2,955,000        3,116,964
   Pontiac General Building Authority GO, FGIC Insured, 5.375%,
      6/01/23 .....................................................................................      1,620,000        1,771,583
      6/01/27 .....................................................................................      2,635,000        2,852,150
   Port Huron GO, Limited Tax, AMBAC Insured, 5.00%, 10/01/22 .....................................      1,600,000        1,680,352
   Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
      6.10%, 10/01/14 .............................................................................        770,000          802,109
      6.20%, 10/01/20 .............................................................................        670,000          698,321
   Redford USD, GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ....................................     14,090,000       14,819,017
   River Rouge School District GO, Refunding, FGIC Insured, 5.00%, 5/01/22 ........................      6,575,000        6,951,485
   Rockford Public Schools GO, Refunding, FGIC Insured, 5.25%,
      5/01/22 .....................................................................................      1,250,000        1,312,938
      5/01/27 .....................................................................................      3,000,000        3,144,600


92 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MICHIGAN (CONT.)
   Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M,
     MBIA Insured, 5.25%,
      11/15/31 ....................................................................................  $  12,750,000    $  13,417,463
      11/15/35 ....................................................................................     17,600,000       18,396,400
   Saginaw City School District GO, School Building and Site, FSA Insured, 5.00%, 5/01/34 .........        650,000          674,635
   Saginaw Hospital Finance Authority Revenue, Covenant Medical Center, Refunding,
     Series E, MBIA Insured,
      5.375%, 7/01/19 .............................................................................      4,850,000        5,245,615
      5.50%, 7/01/24 ..............................................................................      1,750,000        1,870,890
   Saginaw Valley State University Revenue,
      Refunding, AMBAC Insured, 5.25%, 7/01/19 ....................................................      2,540,000        2,720,289
      Series A, MBIA Insured, 5.125%, 7/01/30 .....................................................      4,315,000        4,490,966
   Schoolcraft Community School District GO, FGIC Insured, Pre-Refunded,
      5.75%, 5/01/21 ..............................................................................      3,575,000        3,816,241
      5.375%, 5/01/26 .............................................................................      1,000,000        1,059,650
   South Macomb Disposal Authority Revenue, AMBAC Insured, 5.25%, 9/01/20 .........................      2,000,000        2,138,500
   South Redford School District GO, FGIC Insured, Pre-Refunded, 5.50%, 5/01/22 ...................      3,155,000        3,351,430
   Sparta Area Schools GO, School Building and Site, FGIC Insured, 5.00%, 5/01/30 .................      2,730,000        2,845,970
   St. Clair County Building Authority GO, MBIA Insured, Pre-Refunded, 5.25%,
      4/01/18 .....................................................................................      2,065,000        2,149,355
      4/01/21 .....................................................................................      2,400,000        2,498,040
   St. Clair County EDC, PCR, Detroit Edison Co., Refunding, Series AA, AMBAC Insured,
     6.40%, 8/01/24 ...............................................................................     10,000,000       11,222,800
   Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21 ....................      2,595,000        2,725,217
   Tecumseh Public Schools GO, FGIC Insured, 5.50%,
      5/01/25 .....................................................................................      5,925,000        6,410,021
      5/01/30 .....................................................................................      4,500,000        4,839,930
   Thornapple Kellogg School GO, School Building and Site, Refunding, FSA Insured, 5.00%,
      5/01/23 .....................................................................................      4,000,000        4,220,960
      5/01/28 .....................................................................................      6,250,000        6,507,813
   Three Rivers Community Schools GO, Building and Site, MBIA Insured, Pre-Refunded,
     6.00%, 5/01/23 ...............................................................................      2,400,000        2,524,176
   Warren Consolidated School District GO, FSA Insured,
      4.875%, 5/01/22 .............................................................................     11,850,000       12,330,873
      5.00%, 5/01/26 ..............................................................................     14,450,000       15,055,166
   Warren Water and Sewer Revenue, FSA Insured, 5.125%, 11/01/23 ..................................      2,450,000        2,599,352
   Wayland USD, GO, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24 ....................................      2,000,000        2,035,440
   Wayne Charter County Airport Hotel GO, Detroit Metropolitan Airport, Series A, MBIA Insured,
      5.25%, 12/01/25 .............................................................................     17,000,000       18,018,640
      5.00%, 12/01/30 .............................................................................     10,750,000       11,012,623
   Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County, Series A,
     MBIA Insured, 5.25%, 12/01/18 ................................................................      5,500,000        5,785,890
   Wayne State University Revenue, FGIC Insured, 5.125%, 11/15/29 .................................     17,900,000       18,708,364
   West Bloomfield School District GO, FGIC Insured, Pre-Refunded, 6.00%,
      5/01/19 .....................................................................................      2,100,000        2,395,827
      5/01/20 .....................................................................................      2,000,000        2,281,740
   West Branch Rose City Area School District GO, FGIC Insured, 5.50%, 5/01/24 ....................      1,400,000        1,506,358


                                                              Annual Report | 93

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                   PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MICHIGAN (CONT.)
   West Ottawa Public School District GO,
      FGIC Insured, 5.60%, 5/01/21 ................................................................  $     695,000   $      734,302
      FGIC Insured, 5.60%, 5/01/26 ................................................................      3,575,000        3,777,166
      FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 ..................................................      6,000,000        6,386,100
      School Building Site, Refunding, MBIA Insured, 5.00%, 5/01/32 ...............................      6,025,000        6,245,696
   Western School District GO, Refunding, MBIA Insured, Pre-Refunded, 5.50%, 5/01/20 ..............      1,660,000        1,686,112
   Western Townships Utilities Authority GO, Sewer Disposal System, FGIC Insured,
     4.75%, 1/01/23 ...............................................................................      8,500,000        8,762,905
   Whitmore Lake Public School District GO, FGIC Insured, 5.00%, 5/01/32 ..........................      9,375,000        9,724,125
   Willow Run Community Schools GO, FSA Insured, 5.00%, 5/01/31 ...................................     12,550,000       12,924,492
   Wyoming Public Schools GO, FGIC Insured, 5.125%, 5/01/23 .......................................      5,750,000        5,979,828
   Ypsilanti Community Utilities GO, Sanitation Sewer System No. 3, FGIC Insured,
     5.00%, 5/01/32 ...............................................................................      6,065,000        6,267,268
   Ypsilanti School District GO,
      FGIC Insured, Pre-Refunded, 5.75%, 5/01/20 ..................................................      4,700,000        5,017,156
      Refunding, FGIC Insured, 5.375%, 5/01/26 ....................................................      6,750,000        7,100,123
   Ypsilanti Water and Sewer Disposal System Revenue, Series C, AMBAC Insured,
     5.00%, 9/01/27 ...............................................................................      2,115,000        2,206,241
                                                                                                                     --------------
                                                                                                                      1,286,633,092
                                                                                                                     --------------
   U.S. TERRITORIES 4.4%
   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
     Pre-Refunded, 9.00%, 7/01/09 .................................................................      1,535,000        1,569,415
   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ............................................     20,000,000       20,807,000
      Series B, MBIA Insured, 5.875%, 7/01/35 .....................................................     16,430,000       18,541,419
      Series B, MBIA Insured, Pre-Refunded, 5.875%, 7/01/35 .......................................      8,570,000        9,815,649
   Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 .....................      8,700,000        8,735,322
                                                                                                                     --------------
                                                                                                                         59,468,805
                                                                                                                     --------------
   TOTAL LONG TERM INVESTMENTS (COST $1,255,166,066) ..............................................                   1,346,101,897
                                                                                                                     --------------
   SHORT TERM INVESTMENTS 0.1%
   BONDS 0.1%
   MICHIGAN 0.1%
(a)Detroit Sewage Disposal Revenue, senior lien, Series B, FSA Insured, Daily VRDN and Put,
     1.80%, 7/01/33 ...............................................................................        400,000          400,000
(a)Michigan State University Revenues, Series A, Daily VRDN and Put, 1.80%, 8/15/32 ...............        300,000          300,000
                                                                                                                     --------------
   TOTAL SHORT TERM INVESTMENTS (COST $700,000) ...................................................                         700,000
                                                                                                                     --------------
   TOTAL INVESTMENTS (COST $1,255,866,066) 98.9% ..................................................                   1,346,801,897
   OTHER ASSETS, LESS LIABILITIES 1.1% ............................................................                      15,499,540
                                                                                                                     --------------
   NET ASSETS 100.0% ..............................................................................                  $1,362,301,437
                                                                                                                     ==============

See Glossary of Terms on page 118.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


94 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                       -------------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28,
CLASS A                                                    2005         2004(d)      2003         2002         2001
                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................     $12.39       $12.23       $11.99       $11.89       $11.13
                                                       -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................       0.53         0.54         0.56         0.58         0.58
 Net realized and unrealized gains (losses) ........      (0.16)        0.15         0.25         0.10         0.76
                                                       -------------------------------------------------------------
Total from investment operations ...................       0.37         0.69         0.81         0.68         1.34
Less distributions from net investment
income .............................................      (0.53)       (0.53)       (0.57)       (0.58)       (0.58)
Redemption fees ....................................         --(c)        --           --           --           --
                                                       -------------------------------------------------------------
Net asset value, end of year .......................     $12.23       $12.39       $12.23       $11.99       $11.89
                                                       =============================================================
Total return(b) ....................................       2.99%        5.81%        6.89%        5.84%       12.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $515,780     $528,609     $524,076     $485,818     $465,758
Ratios to average net assets:
 Expenses ..........................................       0.67%        0.67%        0.67%        0.66%        0.67%
 Net investment income .............................       4.35%        4.39%        4.64%        4.81%        5.04%
Portfolio turnover rate ............................      12.06%       10.77%       13.28%        4.86%       24.68%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


                         Annual Report | See notes to financial statements. | 95

FRANKLIN TAX-FREE TRUST

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                       --------------------------------------------------------
                                                                        YEAR ENDED FEBRUARY 28,
CLASS C                                                   2005        2004(d)     2003        2002        2001
                                                       --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $12.47      $12.30      $12.05      $11.95      $11.18
                                                       --------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................      0.46        0.47        0.50        0.51        0.52
 Net realized and unrealized gains (losses) ........     (0.16)       0.16        0.25        0.10        0.76
                                                       --------------------------------------------------------
Total from investment operations ...................      0.30        0.63        0.75        0.61        1.28
Less distributions from net investment income ......     (0.46)      (0.46)      (0.50)      (0.51)      (0.51)
Redemption fees ....................................        --(c)       --          --          --          --
                                                       --------------------------------------------------------
Net asset value, end of year .......................    $12.31      $12.47      $12.30      $12.05      $11.95
                                                       ========================================================
Total return(b) ....................................      2.40%       5.25%       6.38%       5.22%      11.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $59,682     $59,389     $54,704     $39,170     $24,738
Ratios to average net assets:
 Expenses ..........................................      1.22%       1.26%       1.17%       1.22%       1.23%
 Net investment income .............................      3.80%       3.80%       4.14%       4.26%       4.49%
Portfolio turnover rate ............................     12.06%      10.77%      13.28%       4.86%      24.68%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


96 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 101.2%
   BONDS 96.7%
   MINNESOTA 94.3%
   Anoka County Housing and RDA, GO, Housing Development, AMBAC Insured,
      4.875%, 2/01/24 .............................................................................  $   2,195,000    $   2,301,567
      5.00%, 2/01/34 ..............................................................................      2,000,000        2,081,600
   Anoka-Hennepin ISD No. 11 GO, School District Credit Enhancement Program, Series A,
     FSA Insured, 5.00%, 2/01/20 ..................................................................      6,130,000        6,492,651
   Bemidji Health Care Facilities First Mortgage Revenue, North Country Health Services,
     Radian Insured, 5.00%, 9/01/24 ...............................................................      2,000,000        2,084,980
   Bemidji ISD No. 031 GO, Refunding, Series A, FSA Insured, 4.50%, 4/01/19 .......................      3,550,000        3,673,859
   Bemidji Lease Revenue, Minnesota State Bureau of Criminal Apprehension, MBIA Insured,
     5.70%, 12/01/17 ..............................................................................        120,000          130,766
   Big Lake ISD No. 727 GO, MBIA Insured, 5.70%, 2/01/21 ..........................................      3,085,000        3,257,359
   Bloomington ISD No. 271 GO, Series A, FSA Insured, 5.125%, 2/01/24 .............................      2,000,000        2,127,160
   Bloomington Port Authority Lease Revenue, City Hall Lease Obligation, 5.00%, 2/01/18 ...........      1,045,000        1,108,526
   Brooklyn Center ISD No. 286 GO, FGIC Insured, 5.00%, 2/01/22 ...................................      1,000,000        1,059,830
   Buffalo GO, AMBAC Insured, 5.55%, 6/01/17 ......................................................      1,000,000        1,037,850
   Buffalo ISD No. 877 GO, Refunding, MBIA Insured, 5.00%, 2/01/22 ................................      4,255,000        4,454,559
   Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
      5.90%, 9/20/19 ..............................................................................        400,000          426,760
      5.95%, 9/20/29 ..............................................................................      1,275,000        1,352,622
      6.00%, 9/20/34 ..............................................................................      1,000,000        1,061,640
   Byron ISD No. 531 GO, School Building, Series A, FGIC Insured, 5.00%, 2/01/24 ..................      2,215,000        2,358,598
   Cambridge ISD No. 911 GO, Series A, MBIA Insured,
      4.125%, 2/01/22 .............................................................................      1,410,000        1,388,850
      4.25%, 2/01/24 ..............................................................................      1,235,000        1,217,586
      4.75%, 2/01/30 ..............................................................................      3,000,000        3,059,340
   Cass Lake ISD No. 115 GO, Refunding, FGIC Insured, 5.00%, 2/01/22 ..............................      3,805,000        4,060,734
   Centennial ISD No. 012 GO, Series A, FSA Insured, 5.00%, 2/01/21 ...............................      1,000,000        1,065,420
   Champlin EDA, GO, Housing Development, MBIA Insured, 5.625%, 2/01/26 ...........................        250,000          257,125
   Chanhassen Apartments Project GO, Series B, AMBAC Insured, Pre-Refunded, 6.20%, 1/01/25 ........      2,975,000        3,067,969
   Columbia Heights ISD No. 013 GO, FSA Insured, 5.50%, 2/01/23 ...................................      4,500,000        4,734,765
   Dakota County Housing and RDA,
      MFHR, Dakota Station Project, GNMA Secured, 5.65%, 1/20/24 ..................................      1,368,000        1,420,449
      SFMR, GNMA Secured, 5.75%, 4/01/18 ..........................................................        460,000          473,749
      SFMR, GNMA Secured, 5.85%, 10/01/30 .........................................................        775,000          796,522
   Dakota County Housing and RDA Governmental Housing Revenue, Eagan Senior Housing
     Facility, MBIA Insured, 5.40%, 1/01/27 .......................................................      1,015,000        1,016,269
   Deer River ISD No. 317 GO,
      FSA Insured, 6.00%, 2/01/25 .................................................................      1,325,000        1,492,970
      School Building, Refunding, FSA Insured, 4.10%, 2/01/20 .....................................        445,000          444,987
      School Building, Refunding, FSA Insured, 4.30%, 2/01/23 .....................................        745,000          747,712
   Eagan GO, Recreational Facilities, Series A, MBIA Insured, 5.00%, 2/01/21 ......................      3,075,000        3,276,166
   Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
      5.95%, 9/20/29 ..............................................................................      1,700,000        1,802,816
      6.00%, 9/20/34 ..............................................................................      1,480,000        1,568,726
   Eden Prairie MFHR,
      Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ............................      2,000,000        2,060,480
      Parkway Apartments Project, Series A, GNMA Secured, 5.80%, 2/20/32 ..........................      7,380,000        7,680,514


                                                              Annual Report | 97

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MINNESOTA (CONT.)
   Edina ISD No. 273 GO, MBIA Insured,
      4.00%, 2/01/18 ..............................................................................  $   2,060,000    $   2,062,719
      4.25%, 2/01/21 ..............................................................................      2,700,000        2,716,146
   Eveleth EDA, GO, Housing Development, MBIA Insured, 5.80%, 7/01/25 .............................      1,000,000        1,044,670
   Farmington ISD No. 192 GO, MBIA Insured, 5.25%, 2/01/24 ........................................      5,915,000        6,345,612
   Forest Lake ISD No. 831 GO, Refunding, Series A, FSA Insured, 5.00%,
      2/01/18 .....................................................................................      3,720,000        4,044,012
      2/01/19 .....................................................................................      1,965,000        2,126,091
   Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured,
     6.10%, 1/01/26 ...............................................................................      2,180,000        2,202,912
(a)Hastings ISD No. 200 GO, Refunding, Series A, FSA Insured, 4.50%, 2/01/22 ......................      2,700,000        2,754,054
   Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured, Pre-Refunded,
     5.00%, 11/01/25 ..............................................................................      8,000,000        8,870,640
   Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
      5.60%, 11/20/17 .............................................................................        750,000          783,900
      5.70%, 11/20/32 .............................................................................      3,000,000        3,109,890
   Hopkins ISD No. 270 GO, FGIC Insured, 5.125%, 2/01/22 ..........................................      3,880,000        4,153,268
   Hubbard County Housing and RDA, GO, Heritage Center Project, MBIA Insured,
     5.50%, 8/01/27 ...............................................................................      1,085,000        1,167,265
   Lake Crystal Wellcome Memorial Area Schools ISD No. 2071 GO, School Building, Series B,
     MBIA Insured, 5.00%, 2/01/34 .................................................................      3,285,000        3,431,084
   Lake Superior ISD No. 381 GO, Series A, FSA Insured, 5.00%, 4/01/23 ............................      4,195,000        4,467,088
   Lakeview ISD No. 2167 GO, MBIA Insured, 5.25%, 2/01/26 .........................................      3,705,000        3,954,569
   Lakeville GO, Capital Improvement Plan, Series A, MBIA Insured, 4.75%, 2/01/30 .................      2,695,000        2,748,307
   Lakeville ISD No. 194 GO, Series A, FGIC Insured, 5.00%, 2/01/23 ...............................     10,180,000       10,828,670
   Mahtomedi ISD No. 832 GO, FSA Insured, 5.00%, 2/01/18 ..........................................      3,240,000        3,480,376
   Maple Grove HDA Municipal Facility Lease Revenue, AMBAC Insured, 5.55%, 2/01/17 ................        280,000          299,029
   Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/29 .................................      2,700,000        2,819,367
   Minneapolis and St. Paul Housing RDA Health Care System Revenue, Children's Health Care,
     Series A, FSA Insured, Pre-Refunded,
      5.70%, 8/15/16 ..............................................................................      1,005,000        1,041,341
      5.50%, 8/15/25 ..............................................................................      9,000,000        9,317,430
   Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
      Series A, AMBAC Insured, 5.20%, 1/01/24 .....................................................      5,000,000        5,247,200
      Series A, FGIC Insured, 5.125%, 1/01/31 .....................................................      7,000,000        7,248,360
      Series A, FGIC Insured, 5.25%, 1/01/32 ......................................................      7,000,000        7,368,620
      Series C, FGIC Insured, 5.25%, 1/01/26 ......................................................      2,000,000        2,118,040
   Minneapolis and St. Paul Metropolitan Apartments Community Apartment Revenue,
     Series C, FGIC Insured, 5.25%, 1/01/32 .......................................................     12,000,000       12,631,920
   Minneapolis CDA and St. Paul Housing and RDAR, Health Care Facilities, Carondelet,
     Series B, BIG Insured, Pre-Refunded, 8.875%, 11/01/15 ........................................        740,000          924,608
   Minneapolis GO,
      Sports Arena Project, Refunding, 5.125%, 10/01/20 ...........................................      8,340,000        8,776,766
      Sports Arena Project, Refunding, 5.20%, 10/01/24 ............................................      3,750,000        3,918,750
      Various Purpose, 5.125%, 12/01/28 ...........................................................      3,000,000        3,148,740
   Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 .....................      5,000,000        5,065,900
   Minneapolis Revenue, University Gateway Project, Series A, 5.25%, 12/01/24 .....................      3,000,000        3,139,290


98 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MINNESOTA (CONT.)
   Minneapolis Special School District No. 001 COP,
     (a)Refunding, Series A, MBIA Insured, 4.50%, 2/01/21 .........................................  $   2,715,000    $   2,752,738
        Series A, FSA Insured, 5.00%, 2/01/21 .....................................................      1,950,000        2,077,569
        Series A, MBIA Insured, Pre-Refunded, 5.90%, 2/01/17 ......................................      5,000,000        5,160,800
   Minnesota Agriculture and Economic Development Board Revenue,
      Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29 ......................     14,625,000       15,182,212
      Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22 ........      4,870,000        5,118,224
      Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, Pre-Refunded,
       5.15%, 12/01/22 ............................................................................        310,000          336,400
      Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured,
       5.75%, 11/15/26 ............................................................................     18,000,000       19,576,440
   Minnesota State HFAR,
      Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 ...........................      1,090,000        1,110,972
      Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 ...........................        340,000          346,793
      Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ...........................        440,000          448,875
      SF, Series I, MBIA Insured, 6.25%, 1/01/15 ..................................................      1,175,000        1,178,055
      SFM, Series B, 5.00%, 7/01/13 ...............................................................         65,000           67,112
      SFM, Series D, 5.45%, 1/01/26 ...............................................................      2,900,000        2,953,389
      SFM, Series E, AMBAC Insured, 5.40%, 1/01/25 ................................................      4,715,000        4,792,750
      SFM, Series G, AMBAC Insured, 6.25%, 7/01/26 ................................................        525,000          537,337
   Minnesota State Higher Education Facilities Authority Revenue,
      Bethel, Mandatory Put 4/01/19, Refunding, 5.10%, 4/01/28 ....................................      7,700,000        7,848,841
      St. Johns University, Series 5-I, MBIA Insured, 5.25%, 10/01/21 .............................      1,750,000        1,903,842
      St. Johns University, Series 5-I, MBIA Insured, 5.25%, 10/01/26 .............................      1,500,000        1,606,560
      University of St. Thomas, Series 4-A1, MBIA Insured, 5.625%, 10/01/16 .......................      1,000,000        1,046,130
   Minnetonka MFHR, Cedar Hills Project, Refunding, Series A, GNMA Secured,
      5.90%, 10/20/19 .............................................................................      1,750,000        1,865,342
      5.95%, 10/20/29 .............................................................................      5,955,000        6,326,413
   Moorhead EDA, GO, Tax Increment, Series A, MBIA Insured, 5.25%, 2/01/28 ........................      1,890,000        2,003,003
   New Hope MFR, North Ridge, Series A, GNMA Secured, Pre-Refunded,
      6.05%, 1/01/17 ..............................................................................        450,000          464,134
      6.20%, 1/01/31 ..............................................................................      5,470,000        5,634,811
   Nobles County Housing and RDA Public Project Revenue, Annual Appropriate Lease
     Obligation, AMBAC Insured, 5.625%, 2/01/22 ...................................................      1,230,000        1,337,699
   North St. Paul Maplewood ISD No. 622 GO, Refunding, Series A, 5.125%, 2/01/25 ..................      2,275,000        2,326,188
   Northern Municipal Power Agency Electric System Revenue, Refunding, FSA Insured,
     5.00%, 1/01/12 ...............................................................................      1,030,000        1,098,526
   Osseo ISD No. 279 GO, Series A, FSA Insured, 5.00%, 2/01/20 ....................................      3,000,000        3,203,760
   Park Rapids ISD No. 309 GO,
        MBIA Insured, 4.75%, 2/01/21 ..............................................................      2,500,000        2,657,400
        MBIA Insured, 5.00%, 2/01/25 ..............................................................      3,000,000        3,216,360
     (a)Refunding, Series A, FSA Insured, 4.50%, 2/01/24 ..........................................      2,255,000        2,280,098
     (a)Refunding, Series A, FSA Insured, 4.50%, 2/01/25 ..........................................      2,355,000        2,371,791
   Pipestone-Jasper ISD No. 2689 GO, Refunding, Series 2004-A, FSA Insured,
     5.00%, 3/01/20 ...............................................................................      1,595,000        1,718,246
   Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
      6.25%, 6/01/16 ..............................................................................      1,600,000        1,630,608
      6.125%, 6/01/24 .............................................................................      1,815,000        1,849,176


                                                              Annual Report | 99

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MINNESOTA (CONT.)
   Princeton ISD No. 477 GO, Mille Lacs County, FSA Insured, 5.125%, 2/01/24 ......................  $   1,190,000    $   1,221,856
   Prior Lake ISD No. 719 GO,
      FGIC Insured, 5.125%, 2/01/19 ...............................................................      1,140,000        1,233,172
      FSA Insured, 5.50%, 2/01/20 .................................................................      2,255,000        2,450,441
      FSA Insured, 5.50%, 2/01/21 .................................................................      2,590,000        2,810,823
      Series C, MBIA Insured, 5.00%, 2/01/21 ......................................................      2,000,000        2,139,020
      Series C, MBIA Insured, 5.00%, 2/01/23 ......................................................      6,025,000        6,388,067
   Robbinsdale GO, Housing Development, Senior Housing Project, Series B, FGIC Insured,
     5.875%, 1/01/31 ..............................................................................      2,160,000        2,256,941
   Robbinsdale ISD No. 281 GO, Refunding, Series A, MBIA Insured, 4.50%,
      2/01/21 .....................................................................................      3,420,000        3,486,040
      2/01/22 .....................................................................................      3,570,000        3,629,298
   Rochester Electric Utility Revenue, AMBAC Insured, 5.25%, 12/01/24 .............................      3,000,000        3,225,630
   Rochester Health Care Facilities Revenue, Mayo Foundation, Refunding, Series B,
     5.50%, 11/15/27 ..............................................................................      4,000,000        4,250,760
   Rochester ISD No. 535 GO, Series A, MBIA Insured, 5.00%,
      2/01/28 .....................................................................................      1,385,000        1,451,120
      2/01/29 .....................................................................................      1,455,000        1,519,704
   Rosemount ISD No. 196 GO, Series A, MBIA Insured, 4.70%, 2/01/25 ...............................      1,000,000        1,027,240
   Rush City ISD No. 139 GO, School Building, MBIA Insured,
      5.00%, 2/01/21 ..............................................................................      1,680,000        1,796,777
      5.125%, 2/01/26 .............................................................................      4,245,000        4,489,937
   Sartell ISD No. 748 GO, Refunding, Series A, FSA Insured,
      4.125%, 8/01/20 .............................................................................      1,785,000        1,783,929
      4.25%, 2/01/22 ..............................................................................      2,810,000        2,809,916
   Sauk Rapids ISD No. 47 GO, Series A, MBIA Insured, 5.75%,
      2/01/23 .....................................................................................      2,740,000        3,066,526
      2/01/26 .....................................................................................      5,000,000        5,607,200
   Scott County GO, MBIA Insured, 5.00%, 2/01/33 ..................................................      5,555,000        5,760,424
   Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured,
     5.70%, 2/01/29 ...............................................................................      1,380,000        1,494,844
   Scott County Housing and Redevelopment Authority GO,
      River City Center Project, Series A, FSA Insured, 5.375%, 2/01/27 ...........................      1,520,000        1,618,131
      Savage City, Hamilton Apartments Project, AMBAC Insured, 5.70%, 2/01/33 .....................      2,285,000        2,361,182
   Scott County Housing and Redevelopment Authority MFR, Highview Commons, Series A,
     GNMA Secured,
      6.20%, 1/20/41 ..............................................................................      2,800,000        2,927,260
      6.50%, 7/20/41 ..............................................................................      1,300,000        1,358,955
   Scott County Housing and Redevelopment Authority Special Benefits Tax Revenue,
     River City Centre Project, Series B, AMBAC Insured, 5.50%, 2/01/27 ...........................        675,000          719,935
   Scott County Housing and Redevelopment Authority Tax Increment Development Revenue,
     River City Centre Project, Series E, FSA Insured, 5.375%, 2/01/25 ............................      1,170,000        1,245,535
   Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured, Pre-Refunded,
     6.00%, 2/01/28 ...............................................................................      2,530,000        2,815,966
   South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%, 2/01/23 ..................      4,000,000        4,226,920


100 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MINNESOTA (CONT.)
   Southeastern Multi-County Housing and RDAR, Housing Development,
     Goodhue County Apartments B, MBIA Insured, 5.75%, 1/01/31 ....................................  $   2,415,000    $   2,517,927
   Southern Minnesota Municipal Power Agency Power Supply System Revenue, Refunding,
     Series A, MBIA Insured, ETM, 5.75%, 1/01/18 ..................................................      1,000,000        1,079,510
   St. Clair ISD No. 75 GO, MBIA Insured, 5.70%, 4/01/22 ..........................................      2,250,000        2,478,758
   St. Cloud Health Care Revenue, St. Cloud Hospital Obligation, Group A, FSA Insured,
     5.875%, 5/01/30 ..............................................................................     17,785,000       19,893,590
   St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A,
    AMBAC Insured, 5.00%, 7/01/15 .................................................................      1,165,000        1,208,117
   St. Cloud Housing and RDA Sales Tax Revenue, Paramount Theater Project, Refunding,
    Series A, FGIC Insured, 5.00%, 3/01/22 ........................................................      1,000,000        1,038,830
   St. Francis ISD No.15 GO, Series A, FSA Insured,
      6.35%, 2/01/13 ..............................................................................      1,500,000        1,552,485
      6.375%, 2/01/16 .............................................................................      5,465,000        5,657,477
   St. Michael ISD No. 885 GO, FSA Insured, 5.00%, 2/01/23 ........................................      3,300,000        3,487,209
   St. Paul Housing and RDA Parking Revenue, Refunding, Series A, FSA Insured,
     5.75%, 8/01/13 ...............................................................................      5,105,000        5,159,828
   St. Paul ISD No. 625 GO,
      School Building, Series B, FSA Insured, 4.25%, 2/01/21 ......................................      1,000,000        1,003,180
      School Building, Series B, FSA Insured, 4.375%, 2/01/22 .....................................      1,065,000        1,075,639
      Series C, FSA Insured, 6.00%, 2/01/20 .......................................................      1,600,000        1,768,368
   St. Paul Port Authority IDR, Brown and Bigelow Co., Series K-1996, FGIC Insured,
     9.50%, 12/01/14 ..............................................................................        170,000          174,651
   St. Peter GO, Hospital, Series A, MBIA Insured, 5.00%, 9/01/32 .................................      6,805,000        7,009,014
   Todd Morrison and Stearns Counties ISD No. 2753 GO, MBIA Insured, 5.00%, 4/01/17 ...............      1,500,000        1,503,420
   Upsala ISD No. 487 GO, School Building, FGIC Insured, 5.00%, 2/01/22 ...........................      1,140,000        1,216,619
   Virginia Governmental Housing Project GO, Refunding, MBIA Insured, 5.90%, 2/01/26 ..............      2,915,000        3,062,295
   Walker-Hakensack-Akeley ISD No. 113 GO, Series A, FSA Insured, 6.00%,
      2/01/23 .....................................................................................      1,160,000        1,307,053
      2/01/25 .....................................................................................      1,300,000        1,464,801
   Washington County GO, Capital Improvement Plan, Series A, 4.75%,
      2/01/22 .....................................................................................      3,200,000        3,328,256
      2/01/23 .....................................................................................      1,760,000        1,829,326
   Washington County Housing and RDAR, Government Housing, Landfall Terrace
     Project, Refunding,
      5.35%, 2/01/22 ..............................................................................      1,000,000        1,062,140
      5.40%, 8/01/27 ..............................................................................      2,015,000        2,140,111
   Western Minnesota Municipal Power Agency Power Supply Revenue, Refunding, Series A,
     AMBAC Insured, 5.50%,
      1/01/12 .....................................................................................      2,745,000        2,864,792
      1/01/13 .....................................................................................      4,500,000        4,696,380
   Western Minnesota Municipal Power Agency Revenue,
      MBIA Insured, 5.00%, 1/01/26 ................................................................      8,565,000        9,000,102
      Refunding, Series B, MBIA Insured, 5.00%, 1/01/15 ...........................................      2,000,000        2,210,760
      Series A, MBIA Insured, 5.00%, 1/01/30 ......................................................      8,200,000        8,538,906
   White Bear Lake ISD No. 624 GO, Series 4-A, FSA Insured, 4.00%, 2/01/19 ........................      1,405,000        1,399,029


                                                             Annual Report | 101

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MINNESOTA (CONT.)
   Willmar GO, Rice Memorial Hospital Project, FSA Insured, 5.00%,
      2/01/19 .....................................................................................  $   2,000,000    $   2,149,860
      2/01/22 .....................................................................................      2,550,000        2,717,816
      2/01/25 .....................................................................................      3,000,000        3,164,160
      2/01/32 .....................................................................................      5,415,000        5,629,867
   Worthington ISD No. 518 GO,
      (a)Refunding, Series A, FSA Insured, 4.25%, 2/01/22 .........................................      5,010,000        5,028,287
      (a)Refunding, Series A, FSA Insured, 4.25%, 2/01/24 .........................................      2,840,000        2,818,018
         Series A, FSA Insured, 5.00%, 2/01/24 ....................................................      5,000,000        5,195,700
                                                                                                                      -------------
                                                                                                                        542,634,534
                                                                                                                      -------------
   U.S. TERRITORIES 2.4%
   Puerto Rico Commonwealth GO, Public Improvement, FSA Insured,
      5.00%, 7/01/23 ..............................................................................        955,000        1,005,147
      5.125%, 7/01/30 .............................................................................        420,000          444,717
      Pre-Refunded, 5.00%, 7/01/23 ................................................................      1,545,000        1,702,173
      Pre-Refunded, 5.125%, 7/01/30 ...............................................................        580,000          643,121
   Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ............      2,000,000        2,098,320
   Puerto Rico PBA Revenue, Government Facilities, Refunding, Series F, XLCA Insured,
    5.25%, 7/01/25 ................................................................................      2,500,000        2,886,250
   Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 .....................      1,300,000        1,305,278
   Puerto Rico Public Finance Corp. Commonwealth Revenue, Series E, AMBAC Insured,
      5.50%, 8/01/27 ..............................................................................        625,000          742,213
      ETM, 5.50%, 8/01/27 .........................................................................        375,000          442,905
   Virgin Islands PFAR, Gross Receipts Taxes Loan Note, FSA Insured, 5.25%,
      10/01/20 ....................................................................................      1,160,000        1,289,027
      10/01/21 ....................................................................................      1,000,000        1,106,160
                                                                                                                      -------------
                                                                                                                         13,665,311
                                                                                                                      -------------
   TOTAL BONDS (COST $528,478,482)                                                                                      556,299,845
                                                                                                                      -------------
   ZERO COUPON BONDS 4.5%
   MINNESOTA 4.5%
   Cambridge ISD No. 911 GO, Capital Appreciation, Series B, MBIA Insured, 2/01/30 ................      2,240,000          622,071
   Southern Minnesota Municipal Power Agency Power Supply System Revenue,
      Capital Appreciation, Refunding, Series A, MBIA Insured, 1/01/23 ............................      4,000,000        1,759,520
      Capital Appreciation, Refunding, Series A, MBIA Insured, 1/01/26 ............................      5,000,000        1,854,200
      Capital Appreciation, Refunding, Series A, MBIA Insured, 1/01/27 ............................      6,600,000        2,308,944
      Capital Appreciation, Series A, MBIA Insured, 1/01/19 .......................................      5,875,000        3,214,036
      Capital Appreciation, Series A, MBIA Insured, 1/01/20 .......................................     14,035,000        7,276,165
      Series A, AMBAC Insured, 1/01/18 ............................................................     15,985,000        9,192,334
                                                                                                                      -------------
   TOTAL ZERO COUPON BONDS (COST $24,409,711) .....................................................                      26,227,270
                                                                                                                      -------------
   TOTAL LONG TERM INVESTMENTS (COST $552,888,193) ................................................                     582,527,115
                                                                                                                      -------------


102 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 1.1%
   BONDS 1.1%
   MINNESOTA 1.0%
(b)Maple Grove MFHR, Refunding, Series A, Weekly VRDN and Put, 1.82%, 11/01/31 ....................  $     500,000    $     500,000
   Minneapolis GO,
     (b)Convention Center, Weekly VRDN and Put, 1.72%, 12/01/18 ...................................      1,650,000        1,650,000
     (b)Guthrie Parking Ramp, Weekly VRDN and Put, 1.72%, 12/01/28 ................................        450,000          450,000
     (b)Library, Weekly VRDN and Daily Put, 1.72%, 12/01/32 .......................................        300,000          300,000
(b)Minneapolis Housing Development Revenue, One Ten Grant Project, Refunding,
     FNMA Insured, Weekly VRDN and Put, 1.72%, 9/01/08 ............................................        200,000          200,000
(b)Minneapolis MFR, Seven Corners Apartments Project, Weekly VRDN and Put,
     1.82%, 10/01/31 ..............................................................................        900,000          900,000
(b)Minneapolis State Revenue, Refunding, Weekly VRDN and Daily Put, 1.72%, 12/01/18 ...............      1,500,000        1,500,000
                                                                                                                      -------------
                                                                                                                          5,500,000
                                                                                                                      -------------
   U.S. TERRITORIES 0.1%
(b)Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 1.83%, 7/01/28 .................................        500,000          500,000
                                                                                                                      -------------
   TOTAL SHORT TERM INVESTMENTS (COST $6,000,000) .................................................                       6,000,000
                                                                                                                      -------------
   TOTAL INVESTMENTS (COST $558,888,193) 102.3% ...................................................                     588,527,115
   OTHER ASSETS, LESS LIABILITIES (2.3)% ..........................................................                     (13,064,983)
                                                                                                                      -------------
   NET ASSETS 100.0% ..............................................................................                   $ 575,462,132
                                                                                                                      =============

See Glossary of Terms on page 118.

(a) See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


Annual Report | See notes to financial statements. | 103

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                       -------------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28,
CLASS A                                                    2005         2004(d)      2003         2002         2001
                                                       -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................     $12.81       $12.60       $12.37       $12.21       $11.52
                                                       -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................       0.54         0.55         0.57         0.60         0.61
 Net realized and unrealized gains (losses) ........      (0.16)        0.20         0.24         0.16         0.68
                                                       -------------------------------------------------------------
Total from investment operations ...................       0.38         0.75         0.81         0.76         1.29
                                                       -------------------------------------------------------------
Less distributions from:
 Net investment income .............................      (0.54)       (0.54)       (0.58)       (0.60)       (0.60)
 Net realized gains ................................      (0.01)       --(e)           --           --           --
                                                       -------------------------------------------------------------
Total distributions ................................      (0.55)       (0.54)       (0.58)       (0.60)       (0.60)
                                                       -------------------------------------------------------------
Redemption fees ....................................         --(c)        --           --           --           --
                                                       -------------------------------------------------------------
Net asset value, end of year .......................     $12.64       $12.81       $12.60       $12.37       $12.21
                                                       =============================================================
Total return(b) ....................................       3.15%        6.17%        6.77%        6.41%       11.48%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $849,970     $852,182     $822,031     $752,423     $698,853
Ratios to average net assets:
 Expenses ..........................................       0.65%        0.65%        0.65%        0.65%        0.66%
 Net investment income .............................       4.36%        4.38%        4.64%        4.86%        5.10%
Portfolio turnover rate ............................      19.87%       14.89%       13.40%        9.62%       16.45%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.

(e)   The fund made a capital gain distribution of $0.0027.


104 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                       -------------------------------------------------------
                                                                         YEAR ENDED FEBRUARY 28,
CLASS B                                                   2005        2004(d)     2003        2002       2001
                                                       -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $12.85      $12.64      $12.40      $12.23     $11.52
                                                       -------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................      0.48        0.48        0.51        0.53       0.55
 Net realized and unrealized gains (losses) ........     (0.17)       0.21        0.25        0.17       0.70
                                                       -------------------------------------------------------
Total from investment operations ...................      0.31        0.69        0.76        0.70       1.25
                                                       -------------------------------------------------------
Less distributions from:
 Net investment income .............................     (0.47)      (0.48)      (0.52)      (0.53)     (0.54)
 Net realized gains ................................     (0.01)      --(e)          --          --         --
                                                       -------------------------------------------------------
Total distributions ................................     (0.48)      (0.48)      (0.52)      (0.53)     (0.54)
                                                       -------------------------------------------------------
Redemption fees ....................................        --(c)       --          --          --         --
                                                       -------------------------------------------------------
Net asset value, end of year .......................    $12.68      $12.85      $12.64      $12.40     $12.23
                                                       =======================================================
Total return(b) ....................................      2.56%       5.57%       6.24%       5.89%     11.04%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $60,264     $60,869     $44,222     $16,629     $3,649
Ratios to average net assets:
 Expenses ..........................................      1.20%       1.20%       1.20%       1.20%      1.22%
 Net investment income .............................      3.81%       3.83%       4.09%       4.31%      4.53%
Portfolio turnover rate ............................     19.87%      14.89%      13.40%       9.62%     16.45%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.

(e)   The fund made a capital gain distribution of $0.0027.

                        Annual Report | See notes to financial statements. | 105

FRANKLIN TAX-FREE TRUST

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                       ----------------------------------------------------------
                                                                           YEAR ENDED FEBRUARY 28,
CLASS C                                                    2005         2004(d)     2003        2002        2001
                                                       ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................     $12.90       $12.69      $12.45      $12.28      $11.58
                                                       ----------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..........................       0.48         0.48        0.51        0.53        0.54
 Net realized and unrealized gains (losses) ........      (0.16)        0.20        0.25        0.17        0.69
                                                       ----------------------------------------------------------
Total from investment operations ...................       0.32         0.68        0.76        0.70        1.23
                                                       ----------------------------------------------------------
Less distributions from:
 Net investment income .............................      (0.47)       (0.47)      (0.52)      (0.53)      (0.53)
 Net realized gains ................................      (0.01)       --(e)          --          --          --
                                                       ----------------------------------------------------------
Total distributions ................................      (0.48)       (0.47)      (0.52)      (0.53)      (0.53)
                                                       ----------------------------------------------------------
Redemption fees ....................................         --(c)        --          --          --          --
                                                       ----------------------------------------------------------
Net asset value, end of year .......................     $12.74       $12.90      $12.69      $12.45      $12.28
                                                       ==========================================================
Total return(b) ....................................       2.64%        5.53%       6.23%       5.87%      10.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $108,617     $108,062     $91,189     $59,305     $42,072
Ratios to average net assets:
 Expenses ..........................................       1.20%        1.22%       1.17%       1.20%       1.22%
 Net investment income .............................       3.81%        3.81%       4.12%       4.31%       4.55%
Portfolio turnover rate ............................      19.87%       14.89%      13.40%       9.62%      16.45%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.

(e)   The fund made a capital gain distribution of $0.0027.


106 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------

   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.2%
   BONDS 97.8%
   OHIO 94.4%
   Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
     Children's Hospital Center, FSA Insured, 5.00%, 11/15/22 .....................................  $   5,000,000    $   5,270,650
   Akron GO,
      7.50%, 9/01/05 ..............................................................................        500,000          512,660
      Improvement, FGIC Insured, 5.00%, 12/01/20 ..................................................      2,150,000        2,307,208
      Improvement, FGIC Insured, 5.00%, 12/01/21 ..................................................      2,255,000        2,407,866
      Improvement, FGIC Insured, 5.00%, 12/01/22 ..................................................      1,185,000        1,260,840
   Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured, 5.00%,
      12/01/22 ....................................................................................      2,460,000        2,617,440
      12/01/24 ....................................................................................      3,200,000        3,383,136
      12/01/33 ....................................................................................      8,005,000        8,314,633
   Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 ...........................      3,660,000        3,876,526
   Anthony Wayne Local School District GO,
      Refunding, FSA Insured, 5.00%, 12/01/24 .....................................................      3,200,000        3,365,376
      School Facilities Construction and Improvement, FSA Insured, 5.65%, 12/01/21 ................      2,490,000        2,760,588
      School Facilities Construction and Improvement, FSA Insured, 5.70%, 12/01/25 ................      2,335,000        2,607,588
      School Facilities Construction and Improvement, FSA Insured, 5.125%, 12/01/30 ...............      2,535,000        2,651,610
   Archbold Area Local School District GO, AMBAC Insured, Pre-Refunded, 6.00%, 12/01/21 ...........      2,000,000        2,159,840
   Athens City School District GO, School Facilities Construction and Improvement, FSA Insured,
     6.00%, 12/01/24 ..............................................................................      2,345,000        2,681,226
   Aurora City School District COP, MBIA Insured,
      6.10%, 12/01/19 .............................................................................      1,825,000        2,076,175
      6.15%, 12/01/24 .............................................................................      1,670,000        1,899,525
   Aurora City School District GO, FGIC Insured, Pre-Refunded, 5.80%, 12/01/16 ....................      1,075,000        1,125,106
   Austintown Local School District GO, School Improvement, FSA Insured, 5.125%, 12/01/30 .........      7,715,000        8,197,882
   Avon Lake City School District GO, FGIC Insured, 5.50%, 12/01/26 ...............................      4,000,000        4,364,840
   Avon Lake Water System Revenue, Series A, AMBAC Insured, 5.75%, 10/01/26 .......................      2,020,000        2,249,512
   Avon Local School District GO,
      AMBAC Insured, Pre-Refunded, 6.00%, 12/01/20 ................................................      2,500,000        2,675,850
      School Improvement, MBIA Insured, 5.25%, 12/01/23 ...........................................      1,000,000        1,095,270
      School Improvement, MBIA Insured, 5.25%, 12/01/29 ...........................................      2,295,000        2,467,951
   Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ............................      8,125,000        8,626,312
   Bluffton Exempted Village School District GO, Improvement, AMBAC Insured,
     5.50%, 12/01/28 ..............................................................................      1,190,000        1,389,325
   Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured,
     5.40%, 9/20/36 ...............................................................................      2,940,000        3,011,177
   Brookville Local School District GO, FSA Insured,
      5.25%, 12/01/22 .............................................................................      1,075,000        1,178,254
      5.00%, 12/01/31 .............................................................................      3,000,000        3,120,450
   Buckeye Local School District GO, Construction and Improvement Bonds, FGIC Insured,
     5.50%, 12/01/25 ..............................................................................        750,000          818,430
   Butler County GO,
      AMBAC Insured, 5.75%, 12/01/16 ..............................................................      1,000,000        1,065,200
      Judgment Bonds, FSA Insured, 4.75%, 12/01/26 ................................................      4,000,000        4,094,640
   Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%, 12/01/22 ...........      1,555,000        1,748,286
   Cincinnati City School District GO,
      Classroom Facilities Construction and Improvement, FSA Insured, 5.00%, 12/01/27 .............      2,500,000        2,622,550
      FSA Insured, 5.00%, 12/01/22 ................................................................      9,510,000        9,971,901


                                                             Annual Report | 107

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO (CONT.)
   Cincinnati Technical College Revenue, AMBAC Insured,
      5.25%, 10/01/23 .............................................................................  $   2,510,000    $   2,745,363
      5.00%, 10/01/28 .............................................................................      2,715,000        2,838,152
   Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 ................      2,035,000        2,261,048
   Cleveland Municipal School District GO, FSA Insured, 5.00%, 12/01/27 ...........................      4,000,000        4,205,240
   Cleveland State University General Receipt Revenue, FGIC Insured,
      5.25%, 6/01/24 ..............................................................................      1,000,000        1,088,480
      5.00%, 6/01/34 ..............................................................................     11,190,000       11,686,053
   Cleveland Waterworks Revenue,
      Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 ............................      6,715,000        6,946,936
      Refunding and Improvement, Series I, FSA Insured, Pre-Refunded, 5.00%, 1/01/28 ..............      4,785,000        5,125,501
      Series H, MBIA Insured, Pre-Refunded, 5.75%, 1/01/26 ........................................      1,000,000        1,047,630
      Series K, FGIC Insured, Pre-Refunded, 5.00%, 1/01/22 ........................................      2,075,000        2,278,329
      Series K, FGIC Insured, Pre-Refunded, 5.00%, 1/01/23 ........................................      4,285,000        4,704,887
      Series K, FGIC Insured, Pre-Refunded, 5.00%, 1/01/25 ........................................      8,150,000        8,948,618
   Clinton-Massie Local School District GO, School Improvement, MBIA Insured,
     5.00%, 12/01/25 ..............................................................................      1,185,000        1,239,842
   Clyde-Green Springs Exempt Village School District GO, School Facilities Construction,
     Refunding and Improvement, MBIA Insured, 5.125%, 12/01/32 ....................................      1,000,000        1,055,800
   Columbus City School District GO, Linden Elementary Construction, FSA Insured,
     5.00%, 12/01/28 ..............................................................................        900,000          933,282
   Columbus Municipal Airport Authority Revenue, Airport Improvement,
     Port Columbus International, Series B, AMBAC Insured, 5.00%, 1/01/18 .........................      3,565,000        3,758,437
   Columbus Tax Increment Financing Revenue,
      Easton Project, AMBAC Insured, Pre-Refunded, 5.30%, 12/01/19 ................................      1,500,000        1,657,905
      Polaris Project, Series A, AMBAC Insured, 4.75%, 12/01/22 ...................................      1,385,000        1,440,622
   Crawford County GO, Refunding, AMBAC Insured, 5.25%, 12/01/31 ..................................      1,330,000        1,417,807
   Cuyahoga Community College District General Receipts Revenue, Series A, AMBAC Insured, 5.00%,
      12/01/22 ....................................................................................      1,000,000        1,064,000
      12/01/32 ....................................................................................      3,000,000        3,118,230
   Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., AMBAC Insured,
      5.40%, 1/15/19 ..............................................................................      1,500,000        1,622,865
      5.50%, 1/15/30 ..............................................................................      1,760,000        1,880,982
   Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, 5.75%,
     1/20/29 ......................................................................................      1,000,000        1,048,900
   Cuyahoga County Utility System Revenue,
      AMBAC Insured, 5.125%, 2/15/28 ..............................................................      1,000,000        1,043,460
      Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 ...............      2,945,000        3,050,048
   Darke County GO, Real Estate Acquisition and Improvement, FGIC Insured,
     5.125%, 12/01/27 .............................................................................      1,020,000        1,078,997
   Dayton City School District GO, School Facilities Construction and Improvement,
     Series A, FGIC Insured, 5.00%, 12/01/29 ......................................................      8,275,000        8,608,813
   Deerefield Township Tax Increment Revenue, Refunding, Series B, MBIA Insured,
     5.00%, 12/01/25 ..............................................................................      1,000,000        1,048,990
   Defiance GO, MBIA Insured,
      6.10%, 12/01/14 .............................................................................      1,000,000        1,026,050
      6.20%, 12/01/20 .............................................................................        750,000          769,590


108 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO (CONT.)
   Delaware City School District GO, FGIC Insured, Pre-Refunded, 5.75%, 12/01/15 ..................  $   1,640,000    $   1,699,696
   Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 .........................      1,625,000        1,683,792
   Eastlake GO, Capital Facilities, MBIA Insured, 5.00%, 12/01/27 .................................      1,950,000        2,036,365
   Eaton City School District GO, FGIC Insured, 5.00%, 12/01/25 ...................................      1,250,000        1,317,800
   Fairfield City School District GO, FGIC Insured, Pre-Refunded, 6.00%, 12/01/20 .................      1,000,000        1,028,390
   Fairfield County GO, FGIC Insured, 5.00%, 12/01/20 .............................................      1,600,000        1,711,328
   Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 .............................      1,980,000        2,173,565
   Franklin County Hospital Revenue,
      Children's Hospital Project, AMBAC Insured, 5.50%, 5/01/21 ..................................      3,365,000        3,662,466
      Children's Hospital Project, AMBAC Insured, 5.50%, 5/01/28 ..................................      4,265,000        4,615,327
      Holy Cross Health Systems, AMBAC Insured, 5.875%, 6/01/21 ...................................      2,500,000        2,640,925
      OhioHealth Corp., Refunding, Series C, MBIA Insured, 5.00%, 5/15/33 .........................      5,250,000        5,406,240
   Franklin GO, MBIA Insured, 5.25%, 12/01/27 .....................................................      1,500,000        1,608,225
   Garfield Heights GO, Various Purpose, Refunding and Improvement, FGIC Insured,
     5.00%, 12/01/27 ..............................................................................      2,655,000        2,797,175
   Georgetown Exempted Village School District GO, Classroom Facilities, FSA Insured,
     5.125%, 12/01/31 .............................................................................      1,000,000        1,061,770
   Grand Valley Local School District GO, Classroom Facilities Improvement, FGIC Insured,
     5.00%, 12/01/24 ..............................................................................      1,300,000        1,367,184
   Greater Cleveland Regional Transit Authority GO, Capital Improvement,
     Series A, MBIA Insured, 5.125%, 12/01/21 .....................................................      1,750,000        1,866,322
   Green Community Learning Centers Income Tax Revenue, MBIA Insured, 5.00%,
      12/01/27 ....................................................................................      1,205,000        1,266,829
      12/01/28 ....................................................................................      1,265,000        1,325,973
      12/01/32 ....................................................................................      2,675,000        2,789,463
   Greene County GO, AMBAC Insured, 5.00%,
      12/01/22 ....................................................................................      1,475,000        1,560,225
      12/01/28 ....................................................................................      2,620,000        2,729,044
   Greene County Sewer System Revenue, Governmental Enterprise,
      AMBAC Insured, 5.625%, 12/01/25 .............................................................      1,890,000        2,095,027
      MBIA Insured, 5.25%, 12/01/25 ...............................................................      5,000,000        5,410,150
   Greene County Water System Revenue,
      Governmental Enterprise, MBIA Insured, 5.25%, 12/01/21 ......................................      5,400,000        5,873,310
      Series A, FGIC Insured, Pre-Refunded, 6.125%, 12/01/21 ......................................      2,100,000        2,332,701
   Guernsey County GO, Refunding, FGIC Insured, 5.00%, 12/01/23 ...................................      2,690,000        2,839,941
   Hamilton County Convention Facilities Authority Revenue,
      FGIC Insured, 5.00%, 12/01/24 ...............................................................      2,795,000        2,951,492
      FGIC Insured, 5.00%, 12/01/28 ...............................................................      5,400,000        5,639,382
      second lien, FGIC Insured, 5.00%, 12/01/33 ..................................................      7,235,000        7,527,873
   Hamilton County Hospital Facilities Revenue, Cincinnati Children's Hospital,
     Series J, FGIC Insured, 5.25%, 5/15/34 .......................................................      5,000,000        5,333,950
   Hamilton County Sales Tax Revenue, Series B, AMBAC Insured,
      5.25%, 12/01/32 .............................................................................     19,720,000       20,962,360
      5.60%, 12/01/32 .............................................................................      1,200,000        1,323,468
   Hamilton County Sewer System Revenue,
      Refunding, MBIA Insured, 5.25%, 12/01/21 ....................................................      1,000,000        1,079,940
      Series A, FGIC Insured, Pre-Refunded, 6.05%, 12/01/15 .......................................      3,010,000        3,155,834


                                                             Annual Report | 109

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO (CONT.)
   Hamilton GO, One Renaissance Center, Series A, AMBAC Insured, 5.25%,
      11/01/18 ....................................................................................  $   1,010,000    $   1,100,163
      11/01/19 ....................................................................................      1,015,000        1,110,623
      11/01/20 ....................................................................................      1,120,000        1,222,054
      11/01/21 ....................................................................................      1,180,000        1,282,436
   Hamilton Wastewater System Revenue, Series A, FSA Insured,
      5.90%, 10/15/21 .............................................................................      3,040,000        3,225,866
      5.20%, 10/15/23 .............................................................................      7,275,000        7,654,100
   Heath City School District GO, School Improvement, Series A, FGIC Insured,
      5.60%, 12/01/21 .............................................................................      1,000,000        1,103,440
      5.50%, 12/01/27 .............................................................................      1,170,000        1,272,972
   Highland Local School District GO, School Improvement, FSA Insured, 5.00%,
      12/01/23 ....................................................................................      3,680,000        3,862,160
      12/01/26 ....................................................................................      3,675,000        3,830,526
   Hilliard School District GO,
      Refunding, FGIC Insured, 6.55%, 12/01/05 ....................................................        500,000          515,685
     aSchool Construction, Refunding, MBIA Insured, 5.00%, 12/01/27 ...............................      2,895,000        3,044,556
      School Improvement, FGIC Insured, 5.75%, 12/01/28 ...........................................      4,000,000        4,486,120
      School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 .................................      3,010,000        3,223,830
   Hudson City School District COP, MBIA Insured, 5.00%, 6/01/34 ..................................      6,720,000        6,992,026
   Independence Local School District GO, FGIC Insured, 5.25%, 12/01/21 ...........................      1,390,000        1,522,161
        Jackson Center Local School District Shelby County GO, Facilities Construction and
     Improvements, MBIA Insured, 5.00%, 12/01/28 ..................................................      1,175,000        1,223,903
        Jackson City School District GO, School Improvement, MBIA Insured, 5.25%, 12/01/27 ........      3,000,000        3,220,020
        Jackson Local School District GO, Stark and Summit Counties Local School District,
      FSA Insured, 5.50%, 12/01/20 ................................................................      4,000,000        4,377,960
      FSA Insured, 5.625%, 12/01/25 ...............................................................      3,500,000        3,866,555
      MBIA Insured, Pre-Refunded, 5.50%, 12/01/21 .................................................      3,060,000        3,278,606
       Jefferson Local School District Madison County School Construction GO, FGIC Insured,
     5.00%, 12/01/25 ..............................................................................      1,200,000        1,271,124
     Jonathan Alder Local School District GO, School Facilities Construction and Improvement,
     MBIA Insured,
      4.75%, 12/01/22 .............................................................................      1,105,000        1,143,277
      5.00%, 12/01/27 .............................................................................      6,195,000        6,469,377
      5.00%, 12/01/30 .............................................................................      3,320,000        3,442,707
   Kenston Local School District GO, School Improvement, MBIA Insured, 5.00%,
      12/01/24 ....................................................................................      2,380,000        2,509,686
      12/01/25 ....................................................................................      2,500,000        2,629,100
   Kettering City School District GO, School Improvements, FSA Insured, 5.00%,
      12/01/28 ....................................................................................      2,970,000        3,113,154
      12/01/31 ....................................................................................      2,595,000        2,704,042
        Keystone Local School District Lorain County GO, School Improvement, FSA Insured,
     5.00%, 12/01/30 ..............................................................................      6,170,000        6,434,014
        Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC Insured,
     5.00%, 8/15/23 ...............................................................................      1,500,000        1,551,135
   Lake Ohio Local School District GO, MBIA Insured,
      5.30%, 12/01/21 .............................................................................      1,575,000        1,722,577
      5.375%, 12/01/25 ............................................................................      1,900,000        2,069,879


110 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO (CONT.)
   Lakewood City School District GO, School Improvement, FSA Insured, 5.125%, 12/01/31 ............  $  21,900,000    $  23,252,763
   Lakota Local District GO, AMBAC Insured, Pre-Refunded, 6.125%, 12/01/17 ........................      3,200,000        3,293,792
   Lebanon City School District GO, FSA Insured, 5.00%, 12/01/29 ..................................      6,250,000        6,462,687
   Licking County Joint Vocational School District GO, School Facilities Construction and
     Improvement, MBIA Insured,
      5.00%, 12/01/21 .............................................................................      2,200,000        2,334,618
      4.75%, 12/01/23 .............................................................................      2,230,000        2,298,327
   Licking Heights Local School District GO, School Facilities Construction and Improvements,
     Series A, FGIC Insured, 5.625%, 12/01/28 .....................................................      4,000,000        4,416,720
   Logan Hocking Local School District GO, Construction and Improvement,
     MBIA Insured, 5.00%,
      12/01/22 ....................................................................................      1,200,000        1,261,560
      12/01/29 ....................................................................................      1,000,000        1,034,030
   London City School District GO, School Facilities Construction and Improvement,
     FGIC Insured, 5.00%,
      12/01/22 ....................................................................................        700,000          735,910
      12/01/29 ....................................................................................      1,500,000        1,551,045
   Lorain County GO, Sewer System Improvement, MBIA Insured, 5.00%, 12/01/19 ......................      1,640,000        1,753,586
   Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A,
     AMBAC Insured, 5.50%, 9/01/29 ................................................................      6,250,000        6,691,312
   Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding,
     Series B, MBIA Insured, 5.50%, 9/01/27 .......................................................      5,000,000        5,368,500
   Lorain GO, Urban Renewal, MBIA Insured, 5.70%, 12/01/28 ........................................      1,050,000        1,166,896
   Louisville City School District GO, FGIC Insured, 5.00%, 12/01/24 ..............................      3,500,000        3,660,650
   Loveland City School District GO, Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 ...........      4,000,000        4,174,000
   Lucas County GO, 8.00%,
      12/01/06 ....................................................................................        120,000          130,673
      12/01/08 ....................................................................................        110,000          128,866
      12/01/09 ....................................................................................        120,000          144,280
      12/01/10 ....................................................................................        220,000          271,482
   Lucas County Hospital Revenue, Promedica Healthcare Obligation Group,
      MBIA Insured, 5.75%, 11/15/14 ...............................................................        300,000          320,040
      Refunding, AMBAC Insured, 5.375%, 11/15/29 ..................................................        750,000          790,680
      Refunding, MBIA Insured, ETM, 5.75%, 11/15/14 ...............................................      4,460,000        4,662,618
   Mad River Local School District GO, Classroom Facilities, FGIC Insured, 5.125%, 12/01/24 .......      4,180,000        4,452,996
   Madison Local School District Butler County GO,
      MBIA Insured, 5.75%, 12/01/26 ...............................................................      1,000,000        1,117,630
      School Improvement, FGIC Insured, 5.60%, 12/01/26 ...........................................      1,120,000        1,246,213
   Mahoning County Hospital Facilities Revenue, Western Reserve Care, MBIA Insured,
    ETM, 5.50%, 10/15/25 ..........................................................................      4,750,000        5,188,282
   Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 ..........................      1,905,000        2,068,620
   Marietta Water Revenue, AMBAC Insured, Pre-Refunded, 5.95%, 12/01/21 ...........................      3,875,000        4,144,274
   Marion County City School District GO, School Facilities Construction and Improvement
     Project, FSA Insured,
      5.55%, 12/01/20 .............................................................................      1,000,000        1,107,920
      5.625%, 12/01/22 ............................................................................      1,100,000        1,219,933
   Marion County GO, AMBAC Insured, 5.05%, 12/01/31 ...............................................      1,500,000        1,559,310


                                                             Annual Report | 111

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO (CONT.)
   Marysville Exempted Village School District GO,
      FSA Insured, 5.30%, 12/01/21 ................................................................  $   2,000,000    $   2,165,200
      FSA Insured, 5.35%, 12/01/25 ................................................................      2,010,000        2,197,473
      FSA Insured, 5.375%, 12/01/29 ...............................................................      2,465,000        2,672,528
      Refunding, MBIA Insured, 5.00%, 12/01/29 ....................................................      1,000,000        1,038,290
      School Improvement, AMBAC Insured, Pre-Refunded, 6.00%, 12/01/29 ............................      2,890,000        3,343,701
   Mason City School District GO,
      Refunding, MBIA Insured, 5.00%, 12/01/20 ....................................................      5,495,000        5,836,734
      School Improvement, FSA Insured, 5.00%, 12/01/31 ............................................      5,000,000        5,210,100
   Maumee City School District GO, School Facilities Construction and Improvements,
     FSA Insured, 5.00%, 12/01/27 .................................................................      3,610,000        3,786,962
   Medina GO, 5.00%, 12/01/22 .....................................................................      1,100,000        1,174,085
   Miami University General Receipts Revenue, Refunding, AMBAC Insured, 5.00%,
     12/01/22 .....................................................................................      1,675,000        1,782,200
   Middletown City School District GO, FGIC Insured, 5.00%, 12/01/31 ..............................      5,475,000        5,694,821
   Milford Exempted Village School District GO, School Improvement, FSA Insured,
      5.00%, 12/01/22 .............................................................................      2,000,000        2,102,600
      5.125%, 12/01/30 ............................................................................      7,325,000        7,661,950
   Minerva Local School District GO, Classroom Facilities, MBIA Insured, 5.30%, 12/01/29 ..........      1,300,000        1,390,077
   Minster School District School Facilities and Construction GO, FSA Insured,
      5.70%, 12/01/23 .............................................................................      3,190,000        3,572,991
      5.75%, 12/01/27 .............................................................................      3,260,000        3,659,806
   Monroe Local School District GO, AMBAC Insured, 5.00%, 12/01/23 ................................      1,000,000        1,055,740
   Morley Library District GO, Lake County District Library, Library Improvement, AMBAC Insured,
     4.75%, 12/01/21 ..............................................................................      1,000,000        1,037,990
   New Albany Community Authority Community Facilities Revenue, Refunding,
     Series B, AMBAC Insured,
      5.125%, 10/01/21 ............................................................................      3,000,000        3,208,080
      5.20%, 10/01/24 .............................................................................      5,000,000        5,347,450
   New Lexington HDC Mortgage Revenue, Lincoln Park, Refunding, Series A,
     MBIA Insured, 5.85%, 1/01/21 .................................................................        895,000          920,346
   Nordonia Hills Local School District GO, School Improvement, AMBAC Insured,
     5.45%, 12/01/25 ..............................................................................      3,035,000        3,341,930
   Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 ..............................      5,000,000        5,375,850
   Ohio Capital Corp. HMR,
      Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 ...........................................      1,970,000        2,018,698
      Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15 .....................      1,505,000        1,532,812
      Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23 ......................      2,565,000        2,630,946
   Ohio Center Local Government Capital Asset Financing Program Fractionalized
     Institute GO, FSA Insured,
      4.875%, 12/01/18 ............................................................................      1,255,000        1,340,064
      5.25%, 12/01/23 .............................................................................      1,410,000        1,545,430
   Ohio HFA,
      MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 ..................      2,035,000        2,099,469
      RMR, Series C, GNMA Secured, 5.75%, 9/01/30 .................................................      3,665,000        3,747,609
   Ohio Municipal Electric Generation Agency Revenue, Joint Venture 5, CBI, Refunding,
     AMBAC Insured, 5.00%, 2/15/23 ................................................................      3,000,000        3,177,450


112 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO (CONT.)
   Ohio State Air Quality Development Authority Revenue,
      Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 ..............  $   3,500,000    $   3,546,445
      JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 .....................................      6,875,000        7,143,538
      Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 ..........................      9,075,000        9,593,092
      Pollution Control, Ohio Edison Co., Refunding, Series B, AMBAC Insured,
       5.625%, 11/15/29 ...........................................................................      5,400,000        5,476,626
   Ohio State Building Authority Revenue,
      Adult Correctional Facilities, Series A, AMBAC Insured, Pre-Refunded, 5.60%, 4/01/16 ........      2,000,000        2,142,880
      State Facilities, Administration Building Fund Project, Refunding, Series A, FSA Insured,
       5.00%, 4/01/22 .............................................................................      3,100,000        3,265,912
       Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
    6.50%, 4/15/12 ................................................................................        945,000          949,631
   Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 ..................      1,050,000        1,098,174
   Ohio State GO, Common Schools, Series B, 4.625%, 9/15/22 .......................................      5,000,000        5,128,200
   Ohio State Higher Educational Facilities Revenue, Case Western Reserve University Project,
    Series A, AMBAC Insured, 5.00%, 12/01/34 ......................................................      4,935,000        5,125,886
   Ohio State Higher Educational Facility Commission Revenue,
      FGIC Insured, 5.00%, 5/01/23 ................................................................      8,460,000        8,953,049
      Higher Educational Facility Oberlin College, AMBAC Insured, 5.00%, 10/01/26 .................      8,000,000        8,345,040
      University of Dayton Project, XLCA Insured, 5.00%, 12/01/34 .................................      6,000,000        6,253,380
      Xavier University Higher Educational Facility, MBIA Insured, 5.375%, 5/15/22 ................      3,500,000        3,750,425
   Ohio State Turnpike Commission Turnpike Revenue, AMBAC Insured, 5.25%, 2/15/31 .................     16,425,000       17,288,955
         Ohio State University General Receipts Athens Revenue, FSA Insured, 5.00%, 12/01/24 ......      3,025,000        3,156,588
   Ohio State University General Receipts Revenue,
      MBIA Insured, 5.00%, 12/01/24 ...............................................................      2,155,000        2,284,128
      Series A, 5.125%, 12/01/31 ..................................................................      2,500,000        2,614,350
      State University Ohio, Series B, MBIA Insured, 5.00%, 6/01/33 ...............................      5,255,000        5,455,951
   Ohio State Water Development Authority Pollution Control Facilities Revenue,
      Pennsylvania Power Co. Project, Refunding, AMBAC Insured, 6.15%, 8/01/23 ....................      3,420,000        3,499,344
      Water Control Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 ................      5,000,000        5,325,100
   Ohio State Water Development Authority Revenue,
      Dayton Power, Refunding, Series A, AMBAC Insured, 6.40%, 8/15/27 ............................      5,000,000        5,016,250
      Drinking Water Fund, Leverage, Refunding, 5.00%, 6/01/23 ....................................      2,255,000        2,391,428
      Fresh Water Service, AMBAC Insured, Pre-Refunded, 5.90%, 12/01/21 ...........................      8,750,000        9,009,175
      Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 .......................        270,000          271,139
      Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/18 .......................        385,000          386,598
      Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ...................................      2,000,000        2,195,060
   Olentangy Local School District GO,
      BIG Insured, 7.75%, 12/01/08 ................................................................        375,000          439,796
      BIG Insured, 7.75%, 12/01/09 ................................................................        375,000          450,259
      BIG Insured, 7.75%, 12/01/10 ................................................................        375,000          460,763
      FSA Insured, 5.00%, 12/01/25 ................................................................      1,835,000        1,919,924
      FSA Insured, 5.00%, 12/01/30 ................................................................      4,000,000        4,139,720
      School Facilities Construction and Improvement, FSA Insured, 5.625%, 12/01/27 ...............      4,500,000        4,986,045
      School Facilities Construction and Improvement, Series A, FGIC Insured, 5.25%,
       12/01/32 ...................................................................................     11,200,000       12,048,064
   Ottawa and Glandorf Local School District GO, School Facilities Construction and Improvement,
    MBIA Insured, 5.25%, 12/01/23 .................................................................      2,175,000        2,369,510


                                                             Annual Report | 113

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO (CONT.)
   Perrysburg Exempted Village School District GO, Series B, FSA Insured, 5.00%, 12/01/25 .........  $   5,000,000    $   5,217,300
   Pickerington Local School District GO,
      AMBAC Insured, 5.00%, 12/01/25 ..............................................................      7,000,000        7,304,220
      School Facilities Construction and Improvement, FGIC Insured, 5.00%, 12/01/28 ...............      3,000,000        3,110,940
   Plain Local School District GO, FGIC Insured,
      6.00%, 12/01/25 .............................................................................        800,000          913,192
      Pre-Refunded, 6.00%, 12/01/25 ...............................................................      3,700,000        4,281,973
   Plainesville City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/28 ........      2,515,000        2,641,505
   Princeton City School District GO, MBIA Insured, 5.00%,
      12/01/25 ....................................................................................      1,700,000        1,792,208
      12/01/26 ....................................................................................      2,725,000        2,868,717
      12/01/30 ....................................................................................      1,330,000        1,384,384
   Ridgewood Local School District GO, School Facilities Improvement, FSA Insured,
     6.00%, 12/01/24 ..............................................................................      1,730,000        1,985,867
   Rittman Exempted Village School District GO, School Improvement, FSA Insured,
     5.125%, 12/01/31 .............................................................................      1,000,000        1,048,280
   Riverside Local School District GO, School Facilities Construction and Improvement,
     MBIA Insured, 5.75%, 12/01/22 ................................................................      1,000,000        1,124,300
   Rural Lorain County Water Authority Water Resource Revenue, AMBAC Insured,
     5.875%, 10/01/24 .............................................................................      3,100,000        3,480,060
   Salem GO, AMBAC Insured, 6.50%, 12/01/06 .......................................................        800,000          834,504
   Shaker Heights GO, Urban Renewal, Refunding, AMBAC Insured,
      5.00%, 12/01/21 .............................................................................      1,225,000        1,308,043
      5.25%, 12/01/26 .............................................................................        725,000          784,595
   Sidney City School District GO, School Improvement,
      FGIC Insured, 5.125%, 12/01/28 ..............................................................      1,425,000        1,500,682
      Refunding, Series B, FGIC Insured, 5.25%, 12/01/23 ..........................................      1,780,000        1,929,395
      Refunding, Series B, FGIC Insured, 5.25%, 12/01/28 ..........................................      1,000,000        1,071,040
   South Range Local School District GO, MBIA Insured, 6.15%, 12/01/18 ............................        375,000          380,374
   South-Western City School District of Ohio Franklin and Pickway Counties GO,
     FGIC Insured, ETM, 7.875%,
      12/01/06 ....................................................................................        600,000          655,542
      12/01/07 ....................................................................................        600,000          682,080
   Southwest Regional Water District Revenue, MBIA Insured, Pre-Refunded, 6.00%,
      12/01/15 ....................................................................................      1,000,000        1,038,240
      12/01/20 ....................................................................................        700,000          726,768
   Springboro Sewer System Revenue, Mortgage, MBIA Insured, 5.00%,
      6/01/25 .....................................................................................      1,000,000        1,056,780
      6/01/27 .....................................................................................      1,095,000        1,151,184
   St. Henry Local Consolidated School District GO, MBIA Insured, 5.75%, 12/01/22 .................      1,515,000        1,703,315
   St. Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 ..................................        750,000          753,540
   Steubenville City School District GO, School Facilities and Implementation,
     MBIA Insured, 5.60%, 12/01/22 ................................................................      1,500,000        1,657,515
   Streetsboro City School District GO, School Improvement, MBIA Insured, 5.00%, 12/01/25 .........      2,500,000        2,608,800
   Struthers City School District GO, Refunding, AMBAC Insured, 5.50%, 12/01/22 ...................      1,950,000        2,134,158
   Summit County GO, Sanitary Sewer System Improvement, FGIC Insured, Pre-Refunded,
     5.25%, 12/01/21 ..............................................................................      4,505,000        5,053,664
   Swanton Local School District GO, School Improvement, FGIC Insured, 5.25%, 12/01/25 ............      1,895,000        2,042,374


114 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO (CONT.)
   Sycamore Community City School District COP, Blue Ash Elementary School Project,
     AMBAC Insured, 5.125%, 12/01/25 ..............................................................  $   1,000,000    $   1,058,590
   Sylvania City School District GO,
      FGIC Insured, Pre-Refunded, 5.75%, 12/01/22 .................................................      1,500,000        1,554,600
      Refunding, FGIC Insured, 5.00%, 12/01/22 ....................................................      1,550,000        1,639,559
      Various Purpose, FGIC Insured, 5.30%, 12/01/20 ..............................................      2,225,000        2,436,264
   Toledo City School District GO, School Facilities Improvement,
      FSA Insured, 5.00%, 12/01/23 ................................................................      1,500,000        1,592,610
      Series B, FGIC Insured, 5.00%, 12/01/27 .....................................................      1,925,000        2,019,364
   Toledo GO, Limited Tax,
      7.375%, 12/01/05 ............................................................................        650,000          673,342
      7.375%, 12/01/06 ............................................................................        625,000          671,869
      AMBAC Insured, Pre-Refunded, 5.95%, 12/01/15 ................................................      3,715,000        3,892,243
      AMBAC Insured, Pre-Refunded, 6.00%, 12/01/16 ................................................      1,000,000        1,079,920
   Toledo Sewer System Revenue, AMBAC Insured, 5.00%,
      11/15/22 ....................................................................................      1,000,000        1,063,740
      11/15/23 ....................................................................................      1,000,000        1,061,480
   Trenton Water System Revenue, Improvement, FSA Insured, 5.125%, 12/01/34 .......................      2,750,000        2,915,385
   Tri-Valley Local School District GO, FGIC Insured, 5.25%, 12/01/29 .............................      8,530,000        9,078,394
   Trotwood-Madison City School District GO, School Improvement, FGIC Insured,
    5.375%, 12/01/22 ..............................................................................      1,685,000        1,856,752
   Trumbull County GO, Refunding, MBIA Insured, 5.20%, 12/01/20 ...................................      1,475,000        1,605,803
   Twinsburg GO,
      Golf Course, Refunding, FGIC Insured, 5.00%, 12/01/21 .......................................      1,000,000        1,054,310
      Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 ...................................      1,000,000        1,054,310
   Union County GO, MBIA Insured, 5.00%, 12/01/33 .................................................      2,895,000        2,985,816
   University of Akron General Receipts Revenue, FGIC Insured,
      4.75%, 1/01/25 ..............................................................................      1,080,000        1,112,929
      5.00%, 1/01/28 ..............................................................................      1,475,000        1,543,470
      5.00%, 1/01/35 ..............................................................................      5,250,000        5,462,468
      Pre-Refunded, 5.70%, 1/01/24 ................................................................      7,050,000        7,950,144
      Pre-Refunded, 5.75%, 1/01/29 ................................................................      1,500,000        1,694,865
   University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured,
     5.125%, 6/01/28 ..............................................................................      7,400,000        7,703,474
   University of Cincinnati General Receipts Revenue,
      AMBAC Insured, 5.00%, 6/01/31 ...............................................................      1,350,000        1,398,992
      Series A, AMBAC Insured, 5.00%, 6/01/22 .....................................................      1,610,000        1,717,902
      Series A, AMBAC Insured, 5.00%, 6/01/23 .....................................................      1,845,000        1,964,279
      Series A, AMBAC Insured, 5.00%, 6/01/24 .....................................................      1,940,000        2,056,245
      Series AD, MBIA Insured, 5.125%, 6/01/20 ....................................................      1,500,000        1,570,620
      Series W, MBIA Insured, 5.85%, 6/01/16 ......................................................      1,630,000        1,710,375
   Upper Arlington County School District GO, MBIA Insured, 5.25%, 12/01/22 .......................      5,000,000        5,288,050
   Upper Scioto Valley Local School District GO, School Facilities Construction and Improvement,
     FGIC Insured, 5.25%, 12/01/25 ................................................................      1,160,000        1,242,801
   Van Wert City School District GO, School Improvement, FGIC Insured, 5.00%,
      12/01/27 ....................................................................................      4,805,000        5,017,813
      12/01/30 ....................................................................................      2,500,000        2,592,400


                                                             Annual Report | 115

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO (CONT.)
   Wadsworth City School District GO, FGIC Insured, 5.75%, 12/01/22 ...............................  $   1,200,000  $     1,341,336
   Warren City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/28 ..............      3,000,000        3,144,600
   Warrensville Heights City School District GO, School Improvement, FGIC Insured,
      5.625%, 12/01/20 ............................................................................      3,500,000        3,891,230
      5.75%, 12/01/24 .............................................................................      2,750,000        3,084,208
   Waterville GO, Refunding, MBIA Insured, 5.05%, 12/01/26 ........................................      1,085,000        1,140,237
   Wausen Exempted Village School District GO, School Improvements, MBIA Insured,
     Pre-Refunded, 5.50%, 12/01/17 ................................................................      1,800,000        1,931,238
   Wayne Local School District GO, Warren County, AMBAC Insured, Pre-Refunded,
     6.10%, 12/01/24 ..............................................................................      1,800,000        1,929,654
   West Chester Township GO, AMBAC Insured, 5.00%, 12/01/25 .......................................      1,500,000        1,565,280
   West Muskingum Local School District School Facilities GO, FGIC Insured, 5.00%,
     12/01/24 .....................................................................................      2,750,000        2,907,383
   Westfall Local School District GO, School Facilities Construction Improvement,
     FGIC Insured, 6.00%, 12/01/22 ................................................................      2,850,000        3,222,011
   Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
      6.00%, 6/15/21 ..............................................................................      2,510,000        2,644,812
      5.25%, 6/15/29 ..............................................................................      3,320,000        3,537,560
   Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 ...................        500,000          509,155
   Youngstown City School District GO, Classroom Facilities and School Improvement,
     FSA Insured, 5.00%,
      (a)12/01/21 .................................................................................      1,775,000        1,899,215
      (a)12/01/22 .................................................................................      1,865,000        1,987,792
      (a)12/01/23 .................................................................................      1,955,000        2,078,888
   Zanesville City School District GO, School Improvement, MBIA Insured,
      4.75%, 12/01/22 .............................................................................      5,500,000        5,730,340
      4.75%, 12/01/26 .............................................................................      3,250,000        3,346,948
      5.05%, 12/01/29 .............................................................................      3,500,000        3,670,345
                                                                                                                      -------------
                                                                                                                        961,335,015
                                                                                                                      -------------
   U.S. TERRITORIES 3.4%
   Puerto Rico Commonwealth GO,
      MBIA Insured, Pre-Refunded, 5.75%, 7/01/24 ..................................................      2,000,000        2,054,240
      Public Improvement, Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 ....................     10,000,000       11,077,500
   Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, Pre-Refunded,
     5.50%, 7/01/21 ...............................................................................      4,000,000        4,105,240
   Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 .....................     11,000,000       11,039,820
   University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 .....................      6,000,000        6,133,140
                                                                                                                      -------------
                                                                                                                         34,409,940
                                                                                                                      -------------
   TOTAL BONDS (COST $935,810,507) ................................................................                     995,744,955
                                                                                                                      -------------


116 | Annual Report

FRANKLIN TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON BONDS 0.4%
   OHIO 0.4%
   Hilliard School District GO, Capital Appreciation School Construction, Refunding,
     MBIA Insured,
     (a)12/01/19 ..................................................................................  $   2,190,000   $    1,138,887
     (a)12/01/20 ..................................................................................      4,525,000        2,230,282
   Marysville Exempted Village School District GO, Capital Appreciation, Refunding, MBIA Insured,
     12/01/20 .....................................................................................      1,000,000          493,980
     12/01/21 .....................................................................................      1,000,000          467,720
                                                                                                                     --------------
   TOTAL ZERO COUPON BONDS (COST $4,224,953) ......................................................                       4,330,869
                                                                                                                     --------------
   TOTAL LONG TERM INVESTMENTS (COST $940,035,460) ................................................                   1,000,075,824
                                                                                                                     --------------
   SHORT TERM INVESTMENTS 0.7%
   BONDS 0.7%
   OHIO 0.5%
(b)Cuyahoga County Hospital Revenue, University Hospitals of Cleveland, Daily VRDN and Put,
     1.79%, 1/01/16 ...............................................................................      4,500,000        4,500,000
(b)Ohio State Air Quality Development Authority Revenue, Pollution Control, Ohio Edison Co.,
     Series C, Daily VRDN and Put, 1.83%, 6/01/23 .................................................        600,000          600,000
                                                                                                                     --------------
                                                                                                                          5,100,000
                                                                                                                     --------------
   U.S. TERRITORIES 0.2%
(b)Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
     MBIA Insured, Weekly VRDN and Put, 1.78%, 12/01/15 ...........................................      2,250,000        2,250,000
                                                                                                                     --------------
   TOTAL SHORT TERM INVESTMENTS (COST $7,350,000) .................................................                       7,350,000
                                                                                                                     --------------
   TOTAL INVESTMENTS (COST $947,385,460) 98.9% ....................................................                   1,007,425,824
   OTHER ASSETS, LESS LIABILITIES 1.1% ............................................................                      11,425,555
                                                                                                                     --------------
   NET ASSETS 100.0% ..............................................................................                  $1,018,851,379
                                                                                                                     ==============

See Glossary of Terms on page 118.

(a) See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 117

FRANKLIN TAX-FREE TRUST

GLOSSARY OF TERMS

ACES   - Adjustable Convertible Exempt Securities
AMBAC  - American Municipal Bond Assurance Corp.
BART   - Bay Area Rapid Transit
BIG    - Bond Investors Insurance Co. (acquired by MBIA in
         1989 and no longer does business under this name)
CBI    - Certificate of Beneficial Interest
CDA    - Community Development Authority/Agency
CDD    - Community Development District
COP    - Certificate of Participation
EDA    - Economic Development Authority
EDC    - Economic Development Corp.
ETM    - Escrow to Maturity
FGIC   - Financial Guaranty Insurance Co.
FNMA   - Federal National Mortgage Association
FSA    - Financial Security Assurance
GNMA   - Government National Mortgage Association
GO     - General Obligation
HDA    - Housing Development Authority/Agency
HDC    - Housing Development Corp.
HFA    - Housing Finance Authority/Agency
HFAR   - Housing Finance Authority/Agency Revenue
HFC    - Housing Finance Corp.
HMR    - Home Mortgage Revenue
ID     - Improvement District
IDA    - Industrial Development Authority/Agency
IDAR   - Industrial Development Authority/Agency Revenue
IDR    - Industrial Development Revenue
ISD    - Independent School District
LP     - Limited Partnership
MBIA   - Municipal Bond Investors Assurance Corp.
MFH    - Multi-Family Housing
MFHR   - Multi-Family Housing Revenue
MFMR   - Multi-Family Mortgage Revenue
MFR    - Multi-Family Revenue
MTA    - Metropolitan Transit Authority
PBA    - Public Building Authority
PCR    - Pollution Control Revenue
PFAR   - Public Financing Authority Revenue
PUD    - Public Utility District
RDA    - Redevelopment Agency/Authority
RDAR   - Redevelopment Agency Revenue
RMR    - Residential Mortgage Revenue
SF     - Single Family
SFHR   - Single Family Housing Revenue
SFM    - Single Family Mortgage
SFMR   - Single Family Mortgage Revenue
USD    - Unified/Union School District
XLCA   - XL Capital Assurance


118 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2005

                                                              -----------------------------------------------------------------
                                                                FRANKLIN                         FRANKLIN          FRANKLIN
                                                                 FLORIDA         FRANKLIN      MASSACHUSETTS       MICHIGAN
                                                                 INSURED          INSURED         INSURED           INSURED
                                                                TAX-FREE         TAX-FREE        TAX-FREE          TAX-FREE
                                                               INCOME FUND      INCOME FUND     INCOME FUND       INCOME FUND
                                                              -----------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ....................................................   $138,991,255    $1,707,294,968    $434,971,727    $1,255,866,066
                                                              =================================================================
  Value ...................................................    149,696,212     1,829,487,857     466,990,196     1,346,801,897
 Cash .....................................................         81,781            63,508       1,113,513            14,499
 Receivables:
  Capital shares sold .....................................        259,137         2,324,000       1,329,214         1,269,081
  Interest ................................................      2,099,649        20,810,022       5,364,843        19,394,195
                                                              -----------------------------------------------------------------
        Total assets ......................................    152,136,779     1,852,685,387     474,797,766     1,367,479,672
                                                              -----------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........................      1,756,740         2,094,011              --                --
  Capital shares redeemed .................................        182,591         3,349,575         781,290         2,525,721
  Affiliates ..............................................         86,368         1,138,515         287,622           740,315
 Distributions to shareholders ............................        189,075         2,355,471         578,204         1,772,069
 Other liabilities ........................................         24,966           168,736          36,743           140,130
                                                              -----------------------------------------------------------------
        Total liabilities .................................      2,239,740         9,106,308       1,683,859         5,178,235
                                                              -----------------------------------------------------------------
           Net assets, at value ...........................   $149,897,039    $1,843,579,079    $473,113,907    $1,362,301,437
                                                              =================================================================
Net assets consist of:
 Undistributed net investment income (distributions in
  excess of net investment income) ........................   $     36,038    $   (2,123,530)   $   (390,982)   $     (954,175)
 Net unrealized appreciation (depreciation) ...............     10,704,957       122,192,889      32,018,469        90,935,831
 Accumulated net realized gain (loss) .....................     (1,572,230)       (1,605,666)     (1,475,198)         (775,358)
 Capital shares ...........................................    140,728,274     1,725,115,386     442,961,618     1,273,095,139
                                                              -----------------------------------------------------------------
           Net assets, at value ...........................   $149,897,039    $1,843,579,079    $473,113,907    $1,362,301,437
                                                              =================================================================


                        Annual Report | See notes to financial statements. | 119

FRANKLIN TAX-FREE TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2005

                                                          -----------------------------------------------------------------
                                                            FRANKLIN                          FRANKLIN         FRANKLIN
                                                             FLORIDA         FRANKLIN       MASSACHUSETTS      MICHIGAN
                                                             INSURED          INSURED          INSURED          INSURED
                                                            TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
                                                           INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                          -----------------------------------------------------------------
CLASS A:
 Net assets, at value .................................   $149,897,039    $1,602,174,288    $422,842,065    $1,199,126,249
                                                          =================================================================
 Shares outstanding ...................................     13,882,564       129,108,778      35,294,999        97,122,410
                                                          =================================================================
 Net asset value per share(a) .........................         $10.80            $12.41          $11.98            $12.35
                                                          =================================================================
 Maximum offering price per share (net asset value
  per share / 95.75%) .................................         $11.28            $12.96          $12.51            $12.90
                                                          =================================================================
CLASS B:
 Net assets, at value .................................             --    $  103,377,726              --    $   54,867,048
                                                          =================================================================
 Shares outstanding ...................................             --         8,293,418              --         4,423,643
                                                          =================================================================
 Net asset value and maximum offering price
  per share(a) ........................................             --            $12.47              --            $12.40
                                                          =================================================================
CLASS C:
 Net assets, at value .................................             --    $  138,027,065    $ 50,271,842    $  108,308,140
                                                          =================================================================
 Shares outstanding ...................................             --        11,030,906       4,167,092         8,692,887
                                                          =================================================================
 Net asset value and maximum offering price
  per share(a) ........................................             --            $12.51          $12.06            $12.46
                                                          =================================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


120 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2005

                                                          ----------------------------------
                                                            FRANKLIN            FRANKLIN
                                                            MINNESOTA             OHIO
                                                             INSURED             INSURED
                                                            TAX-FREE            TAX-FREE
                                                           INCOME FUND         INCOME FUND
                                                          ----------------------------------
Assets:
 Investments in securities:
  Cost                                                    $ 558,888,193     $   947,385,460
                                                          ==================================
  Value ...............................................     588,527,115       1,007,425,824
 Cash .................................................       1,848,629          13,316,898
 Receivables:
  Capital shares sold .................................         339,041           1,573,715
  Interest ............................................       4,826,815          12,423,485
                                                          ----------------------------------
        Total assets ..................................     595,541,600       1,034,739,922
                                                          ----------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................      18,215,891          12,437,428
  Capital shares redeemed .............................         757,868           1,496,668
  Affiliates ..........................................         322,502             587,092
 Distributions to shareholders ........................         720,560           1,269,172
 Other liabilities ....................................          62,647              98,183
                                                          ----------------------------------
        Total liabilities .............................      20,079,468          15,888,543
                                                          ----------------------------------
           Net assets, at value .......................   $ 575,462,132     $ 1,018,851,379
                                                          ==================================
Net assets consist of:
 Distributions in excess of net investment income         $    (347,994)    $      (187,825)
 Net unrealized appreciation (depreciation) ...........      29,638,922          60,040,364
 Accumulated net realized gain (loss) .................      (2,038,790)            (64,406)
 Capital shares .......................................     548,209,994         959,063,246
                                                          ----------------------------------
           Net assets, at value .......................   $ 575,462,132     $ 1,018,851,379
                                                          ==================================


                        Annual Report | See notes to financial statements. | 121

FRANKLIN TAX-FREE TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2005

                                                                                  --------------------------------
                                                                                    FRANKLIN           FRANKLIN
                                                                                    MINNESOTA            OHIO
                                                                                     INSURED            INSURED
                                                                                    TAX-FREE           TAX-FREE
                                                                                   INCOME FUND        INCOME FUND
                                                                                  --------------------------------
CLASS A:
 Net assets, at value .........................................................   $515,780,338       $849,970,170
                                                                                  ================================
 Shares outstanding ...........................................................     42,190,420         67,261,866
                                                                                  ================================
 Net asset value per share(a) .................................................         $12.23             $12.64
                                                                                  ================================
 Maximum offering price per share (net asset value per share / 95.75%) ........         $12.77             $13.20
                                                                                  ================================
CLASS B:
 Net assets, at value .........................................................             --       $ 60,263,720
                                                                                  ================================
 Shares outstanding ...........................................................             --          4,750,949
                                                                                  ================================
 Net asset value and maximum offering price per share(a) ......................             --             $12.68
                                                                                  ================================
CLASS C:
 Net assets, at value .........................................................   $ 59,681,794       $108,617,489
                                                                                  ================================
 Shares outstanding ...........................................................      4,850,058          8,528,851
                                                                                  ================================
 Net asset value and maximum offering price per share(a) ......................         $12.31             $12.74
                                                                                  ================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


122 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENTS OF OPERATIONS
for the year ended February 28, 2005

                                                              ------------------------------------------------------------
                                                               FRANKLIN                       FRANKLIN         FRANKLIN
                                                                FLORIDA        FRANKLIN     MASSACHUSETTS      MICHIGAN
                                                                INSURED         INSURED        INSURED          INSURED
                                                               TAX-FREE        TAX-FREE       TAX-FREE         TAX-FREE
                                                              INCOME FUND     INCOME FUND    INCOME FUND      INCOME FUND
                                                              ------------------------------------------------------------
Investment income:
 Interest .................................................   $ 7,391,626    $ 94,485,478    $ 23,205,646    $ 69,263,733
                                                              ------------------------------------------------------------
Expenses:
 Management fees (Note 3) .................................       856,404       8,567,620       2,328,525       6,356,563
 Distribution fees: (Note 3)
  Class A .................................................       146,195       1,579,953         412,720       1,191,239
  Class B .................................................            --         668,747              --         360,569
  Class C .................................................            --         901,191         312,228         706,133
 Transfer agent fees (Note 3) .............................        49,314         814,122         195,719         699,399
 Custodian fees ...........................................         2,507          27,402           7,797          23,220
 Reports to shareholders ..................................        10,092         120,478          29,020          91,476
 Registration and filing fees .............................         5,641          98,664          19,020          30,649
 Professional fees ........................................        16,628          48,910          22,338          46,868
 Trustees' fees and expenses ..............................         1,426          18,021           4,473          13,186
 Other ....................................................        18,609         139,719          41,106         102,479
                                                              ------------------------------------------------------------
        Total expenses ....................................     1,106,816      12,984,827       3,372,946       9,621,781
                                                              ------------------------------------------------------------
           Net investment income ..........................     6,284,810      81,500,651      19,832,700      59,641,952
                                                              ------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ................      (339,878)     (1,744,139)       (517,347)       (353,421)
 Net change in unrealized appreciation (depreciation)
  on investments ..........................................    (2,384,200)    (30,959,571)     (5,080,148)    (26,355,380)
                                                              ------------------------------------------------------------
Net realized and unrealized gain (loss) ...................    (2,724,078)    (32,703,710)     (5,597,495)    (26,708,801)
                                                              ------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ..........................................   $ 3,560,732    $ 48,796,941    $ 14,235,205    $ 32,933,151
                                                              ============================================================


                        Annual Report | See notes to financial statements. | 123

FRANKLIN TAX-FREE TRUST

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2005

                                                                               ------------------------------
                                                                                 FRANKLIN         FRANKLIN
                                                                                 MINNESOTA          OHIO
                                                                                  INSURED          INSURED
                                                                                 TAX-FREE         TAX-FREE
                                                                                INCOME FUND      INCOME FUND
                                                                               ------------------------------
Investment income:
 Interest ................................................................     $ 28,623,570     $ 49,806,039
                                                                               ------------------------------
Expenses:
 Management fees (Note 3) ................................................        2,815,438        4,723,988
 Distribution fees: (Note 3)
  Class A ................................................................          511,309          827,963
  Class B ................................................................               --          387,450
  Class C ................................................................          375,995          676,697
 Transfer agent fees (Note 3) ............................................          283,934          499,105
 Custodian fees ..........................................................            8,445           17,026
 Reports to shareholders .................................................           37,861           65,792
 Registration and filing fees ............................................           16,365           28,424
 Professional fees .......................................................           21,930           27,344
 Trustees' fees and expenses .............................................            5,521            9,587
 Other ...................................................................           58,797          129,103
                                                                               ------------------------------
        Total expenses ...................................................        4,135,595        7,392,479
                                                                               ------------------------------
           Net investment income .........................................       24,487,975       42,413,560
                                                                               ------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...............................           52,083         (113,437)
 Net change in unrealized appreciation (depreciation) on investments .....       (8,360,413)     (13,458,617)
                                                                               ------------------------------
Net realized and unrealized gain (loss) ..................................       (8,308,330)     (13,572,054)
                                                                               ------------------------------
Net increase (decrease) in net assets resulting from operations ..........     $ 16,179,645     $ 28,841,506
                                                                               ==============================


124 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended February 28, 2005 and February 29, 2004


                                                               -----------------------------------------------------------------
                                                                     FRANKLIN FLORIDA                       FRANKLIN
                                                               INSURED TAX-FREE INCOME FUND       INSURED TAX-FREE INCOME FUND
                                                               -----------------------------------------------------------------
                                                                   2005            2004              2005              2004
                                                               -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................    $  6,284,810    $  6,547,512    $   81,500,651    $   83,821,050
  Net realized gain (loss) from investments ...............        (339,878)        235,864        (1,744,139)        2,048,055
  Net change in unrealized appreciation (depreciation)
   on investments .........................................      (2,384,200)      2,531,290       (30,959,571)       34,955,520
                                                               -----------------------------------------------------------------
       Net increase (decrease) in net assets
        resulting from operations .........................       3,560,732       9,314,666        48,796,941       120,824,625
                                                               -----------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................      (6,332,933)     (6,401,032)      (72,396,826)      (74,296,016)
   Class B ................................................              --              --        (4,047,814)       (3,831,684)
   Class C ................................................              --              --        (5,426,709)       (5,555,656)
  Net realized gains:
   Class A ................................................              --              --        (1,245,975)               --
   Class B ................................................              --              --           (79,483)               --
   Class C ................................................              --              --          (105,636)               --
                                                               -----------------------------------------------------------------
 Total distributions to shareholders ......................      (6,332,933)     (6,401,032)      (83,302,443)      (83,683,356)
 Capital share transactions: (Note 2)                          -----------------------------------------------------------------
   Class A ................................................      (3,364,124)     (3,854,378)      (64,940,511)       18,066,931
   Class B ................................................              --              --        (3,238,406)       24,494,078
   Class C ................................................              --              --       (12,004,260)       20,537,476
                                                               -----------------------------------------------------------------
 Total capital share transactions .........................      (3,364,124)     (3,854,378)      (80,183,177)       63,098,485
                                                               ----------------------------------------------------------------
 Redemption fees ..........................................             781              --             2,579                --
                                                               -----------------------------------------------------------------
       Net increase (decrease) in net assets ..............      (6,135,544)       (940,744)     (114,686,100)      100,239,754
Net assets:
 Beginning of year ........................................     156,032,583     156,973,327     1,958,265,179     1,858,025,425
                                                               -----------------------------------------------------------------
 End of year ..............................................    $149,897,039    $156,032,583    $1,843,579,079    $1,958,265,179
                                                               =================================================================
Undistributed net investment income
 (distributions in excess of net investment income)
 included in net assets:
  End of year .............................................    $     36,038    $     84,156    $   (2,123,530)   $   (1,611,240)
                                                               =================================================================


                        Annual Report | See notes to financial statements. | 125

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 28, 2005 and February 29, 2004

                                                              -----------------------------------------------------------------
                                                                 FRANKLIN MASSACHUSETTS              FRANKLIN MICHIGAN
                                                              INSURED TAX-FREE INCOME FUND      INSURED TAX-FREE INCOME FUND
                                                              -----------------------------------------------------------------
                                                                  2005            2004             2005             2004
                                                              -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................   $ 19,832,700    $ 20,454,580    $   59,641,952    $   61,636,992
  Net realized gain (loss) from investments ...............       (517,347)         (7,930)         (353,421)        3,996,146
  Net change in unrealized appreciation (depreciation)
   on investments .........................................     (5,080,148)      7,601,007       (26,355,380)       15,657,907
                                                              -----------------------------------------------------------------
       Net increase (decrease) in net assets
        resulting from operations .........................     14,235,205      28,047,657        32,933,151        81,291,045
 Distributions to shareholders from:                          -----------------------------------------------------------------
  Net investment income:
   Class A ................................................    (18,103,815)    (18,589,297)      (53,389,112)      (54,613,690)
   Class B ................................................             --              --        (2,176,488)       (2,116,930)
   Class C ................................................     (1,821,278)     (1,713,691)       (4,224,515)       (4,333,371)
  Net realized gains:
   Class A ................................................             --              --                --        (7,079,499)
   Class B ................................................             --              --                --          (320,983)
   Class C ................................................             --              --                --          (658,685)
                                                              -----------------------------------------------------------------
 Total distributions to shareholders ......................    (19,925,093)    (20,302,988)      (59,790,115)      (69,123,158)
                                                              -----------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ................................................     (4,479,618)       (869,166)      (26,380,519)      (15,548,539)
   Class B ................................................             --              --        (2,692,186)        8,232,491
   Class C ................................................      2,547,769       4,538,779        (5,975,278)        5,417,148
                                                              -----------------------------------------------------------------
 Total capital share transactions .........................     (1,931,849)      3,669,613       (35,047,983)       (1,898,900)
                                                              -----------------------------------------------------------------
 Redemption fees ..........................................            203              --                 2                --
                                                              -----------------------------------------------------------------
       Net increase (decrease) in net assets ..............     (7,621,534)     11,414,282       (61,904,945)       10,268,987
Net assets:
 Beginning of year ........................................    480,735,441     469,321,159     1,424,206,382     1,413,937,395
                                                              -----------------------------------------------------------------
 End of year ..............................................   $473,113,907    $480,735,441    $1,362,301,437    $1,424,206,382
                                                              =================================================================
Distributions in excess of net investment income
 included in net assets:
  End of year .............................................   $   (390,982)   $   (292,322)   $     (954,175)   $     (789,199)
                                                              =================================================================


126 | See notes to financial statements. | Annual Report

FRANKLIN TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 28, 2005 and February 29, 2004

                                                              -----------------------------------------------------------------
                                                                   FRANKLIN MINNESOTA                   FRANKLIN OHIO
                                                              INSURED TAX-FREE INCOME FUND      INSURED TAX-FREE INCOME FUND
                                                              -----------------------------------------------------------------
                                                                  2005            2004              2005              2004
                                                              -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................   $ 24,487,975    $ 25,230,783    $   42,413,560    $   42,372,188
  Net realized gain (loss) from investments ...............         52,083       1,040,597          (113,437)        1,111,175
                                                              -----------------------------------------------------------------
  Net change in unrealized appreciation (depreciation)
   on investments .........................................     (8,360,413)      6,244,375       (13,458,617)       14,805,264
                                                              -----------------------------------------------------------------
       Net increase (decrease) in net assets
        resulting from operations .........................     16,179,645      32,515,755        28,841,506        58,288,627
                                                              -----------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................    (22,202,470)    (22,886,588)      (36,025,856)      (36,083,275)
   Class B ................................................             --              --        (2,254,795)       (2,012,492)
   Class C ................................................     (2,171,556)     (2,166,431)       (3,920,235)       (3,753,007)
  Net realized gains:
   Class A ................................................             --              --          (809,574)         (178,907)
   Class B ................................................             --              --           (58,638)          (12,199)
   Class C ................................................             --              --          (101,588)          (22,112)
                                                              -----------------------------------------------------------------
  Total distributions to shareholders .....................    (24,374,026)    (25,053,019)      (43,170,686)      (42,061,992)
  Capital share transactions: (Note 2)                        -----------------------------------------------------------------
   Class A ................................................     (5,481,151)     (2,172,190)        9,725,629        16,612,998
   Class B ................................................             --              --           209,784        15,671,766
   Class C ................................................      1,139,233       3,927,617         2,131,419        15,159,555
                                                              -----------------------------------------------------------------
 Total capital share transactions .........................     (4,341,918)      1,755,427        12,066,832        47,444,319
                                                              -----------------------------------------------------------------
 Redemption fees ..........................................             29              --               786                --
                                                              -----------------------------------------------------------------
       Net increase (decrease) in net assets ..............    (12,536,270)      9,218,163        (2,261,562)       63,670,954
Net assets:
 Beginning of year ........................................    587,998,402     578,780,239     1,021,112,941       957,441,987
                                                              -----------------------------------------------------------------
 End of year ..............................................   $575,462,132    $587,998,402    $1,018,851,379    $1,021,112,941
                                                              =================================================================
Distributions in excess of net investment income
 included in net assets:
  End of year .............................................   $   (347,994)   $   (452,601)   $     (187,825)   $     (347,619)
                                                              =================================================================


                        Annual Report | See notes to financial statements. | 127

FRANKLIN TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All funds included in this report (the Funds) are diversified except the Franklin Florida Insured Tax-Free Income Fund. The financial statements of the remaining funds in the series are presented separately. The investment objective of the Funds is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.


128 | Annual Report

FRANKLIN TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2 % of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.


                                                             Annual Report | 129

FRANKLIN TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges into other Franklin Templeton funds' Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-----------------------------------------------------------------------------------------------------------------
CLASS A                               CLASS A & CLASS C                           CLASS A, CLASS B & CLASS C
-----------------------------------------------------------------------------------------------------------------
Franklin Florida Insured Tax-Free     Franklin Massachusetts Insured Tax-Free     Franklin Insured Tax-Free
 Income Fund                            Income Fund                                 Income Fund
                                      Franklin Minnesota Insured Tax-Free         Franklin Michigan Insured
                                        Income Fund                                 Tax-Free Income Fund
                                                                                  Franklin Ohio Insured Tax-Free
                                                                                    Income Fund

At February 28, 2005, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                            ----------------------------------------------------------------
                                                 FRANKLIN FLORIDA                       FRANKLIN
                                                 INSURED TAX-FREE                   INSURED TAX-FREE
                                                    INCOME FUND                        INCOME FUND
                                            ----------------------------------------------------------------
                                              SHARES           AMOUNT            SHARES           AMOUNT
                                            ----------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2005
  Shares sold ..........................     2,380,834     $  25,579,437       11,148,598     $ 137,509,729
  Shares issued in reinvestment of
   distributions .......................       294,932         3,152,785        3,209,861        39,471,052
  Shares redeemed ......................    (3,018,767)      (32,096,346)     (19,724,306)     (241,921,292)
                                            ----------------------------------------------------------------
Net increase (decrease) ................      (343,001)    $  (3,364,124)      (5,365,847)    $ (64,940,511)
                                            ================================================================
Year ended February 29, 2004
  Shares sold ..........................     2,966,219     $  32,001,922       16,368,935     $ 203,090,532
  Shares issued in reinvestment of
   distributions .......................       280,966         3,030,130        3,103,906        38,561,258
  Shares redeemed ......................    (3,611,141)      (38,886,430)     (18,062,233)     (223,584,859)
                                            ----------------------------------------------------------------
  Net increase (decrease) ..............      (363,956)    $  (3,854,378)       1,410,608     $  18,066,931
                                            ================================================================


130 | Annual Report

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                              FRANKLIN
                                                          INSURED TAX-FREE
                                                             INCOME FUND
                                                     ---------------------------
                                                       SHARES         AMOUNT
                                                     ---------------------------
CLASS B SHARES:
Year ended February 28, 2005
 Shares sold ......................................     747,122    $  9,253,319
 Shares issued in reinvestment of distributions ...     210,067       2,594,689
 Shares redeemed ..................................  (1,227,949)    (15,086,414)
                                                     ---------------------------
Net increase (decrease) ...........................    (270,760)   $ (3,238,406)
                                                     ===========================
Year ended February 29, 2004
 Shares sold ......................................   2,783,981    $ 34,717,366
 Shares issued in reinvestment of distributions ...     180,756       2,255,619
 Shares redeemed ..................................  (1,006,485)    (12,478,907)
                                                     ---------------------------
 Net increase (decrease) ..........................   1,958,252    $ 24,494,078
                                                     ===========================
CLASS C SHARES:
Year ended February 28, 2005
 Shares sold ......................................   1,885,614    $ 23,457,384
 Shares issued in reinvestment of distributions ...     276,246       3,424,479
 Shares redeemed ..................................  (3,147,827)    (38,886,123)
                                                     ---------------------------
Net increase (decrease) ...........................    (985,967)   $(12,004,260)
                                                     ===========================
Year ended February 29, 2004
 Shares sold ......................................   3,892,315    $ 48,794,934
 Shares issued in reinvestment of distributions ...     278,005       3,480,399
 Shares redeemed ..................................  (2,549,948)    (31,737,857)
                                                     ---------------------------
 Net increase (decrease) ..........................   1,620,372    $ 20,537,476
                                                     ===========================

                                               FRANKLIN MASSACHUSETTS              FRANKLIN MICHIGAN
                                                 INSURED TAX-FREE                  INSURED TAX-FREE
                                                    INCOME FUND                       INCOME FUND
                                             --------------------------------------------------------------
                                               SHARES          AMOUNT            SHARES          AMOUNT
                                             --------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2005
 Shares sold ..........................       3,927,574    $  46,781,013        7,053,997    $  86,726,673
 Shares issued in reinvestment of
  distributions .......................         835,408        9,909,870        2,530,107       31,030,243
 Shares redeemed ......................      (5,178,256)     (61,170,501)     (11,772,740)    (144,137,435)
                                             --------------------------------------------------------------
Net increase (decrease) ...............        (415,274)   $  (4,479,618)      (2,188,636)   $ (26,380,519)
                                             ==============================================================
Year ended February 29, 2004
 Shares sold ..........................       4,128,170    $  49,322,423        9,500,511    $ 118,289,564
 Shares issued in reinvestment of
  distributions .......................         835,054        9,970,016        2,921,569       36,368,267
 Shares redeemed ......................      (5,057,026)     (60,161,605)     (13,736,589)    (170,206,370)
                                             --------------------------------------------------------------
 Net increase (decrease) ..............         (93,802)   $    (869,166)      (1,314,509)   $ (15,548,539)
                                             ==============================================================


                                                             Annual Report | 131

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                              -----------------------------------------------------------
                                                 FRANKLIN MASSACHUSETTS           FRANKLIN MICHIGAN
                                                    INSURED TAX-FREE              INSURED TAX-FREE
                                                      INCOME FUND                    INCOME FUND
                                              -----------------------------------------------------------
                                                SHARES         AMOUNT           SHARES          AMOUNT
                                              -----------------------------------------------------------
CLASS B SHARES:
Year ended February 28, 2005
 Shares sold ...........................                                        367,779    $   4,542,198
 Shares issued in reinvestment of
  distributions ........................                                        119,946        1,477,790
 Shares redeemed .......................                                       (710,224)      (8,712,174)
                                                                             ----------------------------
 Net increase (decrease) ...............                                       (222,499)   $  (2,692,186)
                                                                             ============================
Year ended February 29, 2004
 Shares sold ...........................                                      1,050,924    $  13,140,992
 Shares issued in reinvestment of
  distributions ........................                                        135,395        1,692,739
 Shares redeemed .......................                                       (530,914)      (6,601,240)
                                                                             ----------------------------
Net increase (decrease) ................                                        655,405    $   8,232,491
                                                                             ============================
CLASS C SHARES:
Year ended February 28, 2005
 Shares sold ...........................         785,330    $  9,417,191        981,143    $  12,188,612
 Shares issued in reinvestment of
  distributions ........................         105,457       1,259,725        231,136        2,860,326
 Shares redeemed .......................        (683,411)     (8,129,147)    (1,706,201)     (21,024,216)
                                              -----------------------------------------------------------
Net increase (decrease) ................         207,376    $  2,547,769       (493,922)   $  (5,975,278)
                                              ===========================================================
Year ended February 29, 2004
 Shares sold ...........................       1,041,675    $ 12,537,307      2,123,775    $  26,729,976
 Shares issued in reinvestment of
  distributions ........................          96,536       1,160,098        275,268        3,456,052
 Shares redeemed .......................        (767,480)     (9,158,626)    (1,979,889)     (24,768,880)
                                              -----------------------------------------------------------
Net increase (decrease) ................         370,731    $  4,538,779        419,154    $   5,417,148
                                              ===========================================================

                                              -----------------------------------------------------------
                                                  FRANKLIN MINNESOTA                FRANKLIN OHIO
                                                   INSURED TAX-FREE               INSURED TAX-FREE
                                                     INCOME FUND                     INCOME FUND
                                              -----------------------------------------------------------
                                                SHARES         AMOUNT          SHARES          AMOUNT
                                              -----------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2005
 Shares sold ...........................       4,097,554    $ 49,873,484      6,856,234    $  85,984,051
 Shares issued in reinvestment of
  distributions ........................       1,098,992      13,334,214      1,662,857       20,779,704
 Shares redeemed .......................      (5,664,499)    (68,688,849)    (7,794,493)     (97,038,126)
                                              -----------------------------------------------------------
Net increase (decrease) ................        (467,953)   $ (5,481,151)       724,598    $   9,725,629
                                              ===========================================================
Year ended February 29, 2004
 Shares sold ...........................       4,190,260    $ 51,183,196      8,513,022    $ 107,348,240
 Shares issued in reinvestment of
  distributions ........................       1,094,576      13,397,894      1,586,103       19,995,754
 Shares redeemed .......................      (5,474,646)    (66,753,280)    (8,813,292)    (110,730,996)
                                              -----------------------------------------------------------
Net increase (decrease) ................        (189,810)   $ (2,172,190)     1,285,833    $  16,612,998
                                              ===========================================================


132 | Annual Report

FRANKLIN TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           ---------------------------------------------------------
                                              FRANKLIN MINNESOTA                FRANKLIN OHIO
                                               INSURED TAX-FREE               INSURED TAX-FREE
                                                 INCOME FUND                     INCOME FUND
                                           ---------------------------------------------------------
                                             SHARES         AMOUNT         SHARES          AMOUNT
                                           ---------------------------------------------------------
CLASS B SHARES:
Year ended February 28, 2005
 Shares sold ...........................                                    458,234    $  5,764,506
 Shares issued in reinvestment of
  distributions ........................                                    127,714       1,601,135
 Shares redeemed .......................                                   (571,229)     (7,155,857)
                                                                         ---------------------------
Net increase (decrease) ................                                     14,719    $    209,784
                                                                         ===========================
Year ended February 29, 2004
 Shares sold ...........................                                  1,546,614    $ 19,557,073
 Shares issued in reinvestment of
  distributions ........................                                    111,911       1,415,364
 Shares redeemed .......................                                   (421,263)     (5,300,671)
                                                                         ---------------------------
Net increase (decrease) ................                                  1,237,262    $ 15,671,766
                                                                         ===========================
CLASS C SHARES:
Year ended February 28, 2005
 Shares sold ...........................      941,110    $ 11,513,641     1,580,359    $ 20,016,992
 Shares issued in reinvestment of
  distributions ........................      111,381       1,360,109       199,122       2,506,802
 Shares redeemed .......................     (965,764)    (11,734,517)   (1,625,627)    (20,392,375)
                                           ---------------------------------------------------------
Net increase (decrease) ................       86,727    $  1,139,233       153,854    $  2,131,419
                                           =========================================================
Year ended February 29, 2004
 Shares sold ...........................    1,040,412    $ 12,796,366     2,277,644    $ 28,934,342
 Shares issued in reinvestment of
  distributions ........................      107,297       1,321,263       182,034       2,311,111
 Shares redeemed .......................     (830,344)    (10,190,012)   (1,272,289)    (16,085,898)
                                           ---------------------------------------------------------
Net increase (decrease) ................      317,365    $  3,927,617     1,187,389    $ 15,159,555
                                           =========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
------------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                 Investment manager
Franklin Templeton Services LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)      Transfer agent


                                                             Annual Report | 133

FRANKLIN TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
--------------------------------------------------------------------------------
      0.625%                First $100 million
      0.500%                Over $100 million, up to and including $250 million
      0.450%                In excess of $250 million

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Funds reimburse Distributors up to 0.10%, 0.65%, and 0.65% per year of their average daily net asset of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                  ------------------------------------------------------
                                                                                            FRANKLIN
                                                       FRANKLIN                           MASSACHUSETTS
                                                       FLORIDA            FRANKLIN           INSURED
                                                   INSURED TAX-FREE    INSURED TAX-FREE     TAX-FREE
                                                      INCOME FUND        INCOME FUND       INCOME FUND
                                                  ------------------------------------------------------
Net sales charges received .....................        $55,229           $387,378          $135,667
Contingent deferred sales charges retained .....        $14,999           $279,702          $  6,083

                                                  ------------------------------------------------------
                                                                                            FRANKLIN
                                                       FRANKLIN           FRANKLIN            OHIO
                                                       MICHIGAN           MINNESOTA          INSURED
                                                   INSURED TAX-FREE    INSURED TAX-FREE     TAX-FREE
                                                      INCOME FUND        INCOME FUND       INCOME FUND
                                                  ------------------------------------------------------
Net sales charges received .....................        $283,810          $110,751          $254,101
Contingent deferred sales charges retained .....        $151,436          $  6,504          $128,023


134 | Annual Report

FRANKLIN TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were paid to Investor Services:

                            ----------------------------------------------------
                                                                    FRANKLIN
                                FRANKLIN                          MASSACHUSETTS
                                 FLORIDA          FRANKLIN           INSURED
                             INSURED TAX-FREE  INSURED TAX-FREE     TAX-FREE
                               INCOME FUND       INCOME FUND       INCOME FUND
                            ----------------------------------------------------
Transfer agent fees ......      $ 32,603          $577,228          $133,335

                            ----------------------------------------------------
                                                                    FRANKLIN
                                FRANKLIN          FRANKLIN            OHIO
                                MICHIGAN          MINNESOTA          INSURED
                             INSURED TAX-FREE  INSURED TAX-FREE     TAX-FREE
                               INCOME FUND       INCOME FUND       INCOME FUND
                            ----------------------------------------------------
Transfer agent fees ......      $495,999          $204,622          $347,759

4. INCOME TAXES

At February 28, 2005, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                               --------------------------------------------
                                                 FRANKLIN                       FRANKLIN
                                                  FLORIDA       FRANKLIN      MASSACHUSETTS
                                                  INSURED        INSURED         INSURED
                                                 TAX-FREE       TAX-FREE        TAX-FREE
                                                INCOME FUND    INCOME FUND     INCOME FUND
                                               --------------------------------------------
Capital loss carryovers expiring in:
 2008 .....................................     $  429,186      $       --      $  337,078
 2009 .....................................        546,752              --         608,972
 2010 .....................................        256,409              --              --
 2012 .....................................             --              --          18,068
 2013 .....................................        339,883       1,605,666         450,213
                                               --------------------------------------------
                                                $1,572,230      $1,605,666      $1,414,331
                                               ============================================

                                               --------------------------------------------
                                                 FRANKLIN       FRANKLIN         FRANKLIN
                                                 MICHIGAN       MINNESOTA          OHIO
                                                  INSURED        INSURED          INSURED
                                                 TAX-FREE       TAX-FREE         TAX-FREE
                                                INCOME FUND    INCOME FUND      INCOME FUND
                                               --------------------------------------------
Capital loss carryovers expiring in:
 2009 .....................................     $       --      $1,250,029      $       --
 2010 .....................................             --         788,761              --
 2013 .....................................        775,358              --          64,406
                                               --------------------------------------------
                                                $  775,358      $2,038,790      $   64,406
                                               ============================================

At February 28, 2005, the Franklin Massachusetts Insured Tax-Free Income Fund had deferred capital losses of $60,867 occurring subsequent to October 31, 2004. For tax purposes, such losses will be reflected in the year ending February 28, 2006.


                                                             Annual Report | 135

FRANKLIN TAX-FREE TRUST

4. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended February 28, 2005 and February 29, 2004, was as follows:

                                   ------------------------------------------------------------
                                        FRANKLIN FLORIDA                     FRANKLIN
                                   INSURED TAX-FREE INCOME FUND    INSURED TAX-FREE INCOME FUND
                                   ------------------------------------------------------------
                                       2005            2004            2005            2004
                                   ------------------------------------------------------------
Distributions paid from:
 Tax exempt income ...........     $ 6,332,933     $ 6,401,032     $81,871,349     $83,683,356
 Long term capital gain ......              --              --       1,431,094              --
                                   ------------------------------------------------------------
                                   $ 6,332,933     $ 6,401,032     $83,302,443     $83,683,356
                                   ============================================================

                                   ------------------------------------------------------------
                                      FRANKLIN MASSACHUSETTS            FRANKLIN MICHIGAN
                                   INSURED TAX-FREE INCOME FUND    INSURED TAX-FREE INCOME FUND
                                   ------------------------------------------------------------
                                       2005            2004            2005            2004
                                   ------------------------------------------------------------
Distributions paid from:
 Tax exempt income ...........     $19,925,093     $20,302,988     $59,790,115     $61,063,991
 Long term capital gain ......              --              --              --       8,059,167
                                   ------------------------------------------------------------
                                   $19,925,093     $20,302,988     $59,790,115     $69,123,158
                                   ============================================================

                                   ------------------------------------------------------------
                                        FRANKLIN MINNESOTA                FRANKLIN OHIO
                                   INSURED TAX-FREE INCOME FUND    INSURED TAX-FREE INCOME FUND
                                   ------------------------------------------------------------
                                       2005            2004            2005            2004
                                   ------------------------------------------------------------
Distributions paid from:
 Tax exempt income ...........     $24,374,026     $25,053,019     $42,200,886     $41,848,774
 Long term capital gain ......              --              --         969,800         213,218
                                   ------------------------------------------------------------
                                   $24,374,026     $25,053,019     $43,170,686     $42,061,992
                                   ============================================================

Net investment income (loss) and realized gains (losses) differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

At February 28, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

                                                   --------------------------------------------------
                                                     FRANKLIN                             FRANKLIN
                                                      FLORIDA           FRANKLIN        MASSACHUSETTS
                                                      INSURED            INSURED           INSURED
                                                     TAX-FREE           TAX-FREE          TAX-FREE
                                                    INCOME FUND        INCOME FUND       INCOME FUND
                                                   --------------------------------------------------
Cost of investments ............................    $138,988,572     $1,707,172,873     $434,841,917
                                                   ==================================================
Unrealized appreciation ........................    $ 10,727,800     $  122,323,407     $ 32,149,447
Unrealized depreciation ........................         (20,160)            (8,423)          (1,168)
                                                   --------------------------------------------------
Net unrealized appreciation (depreciation) .....    $ 10,707,640     $  122,314,984     $ 32,148,279
                                                   ==================================================
Distributable earnings - undistributed tax
 exempt income .................................    $    222,432     $      109,846     $     57,412
                                                   -------------------------------------------------


136 | Annual Report

FRANKLIN TAX-FREE TRUST

4. INCOME TAXES (CONTINUED)

                                       --------------------------------------------------
                                                             FRANKLIN         FRANKLIN
                                           FRANKLIN          MINNESOTA          OHIO
                                           MICHIGAN           INSURED          INSURED
                                       INSURED TAX-FREE      TAX-FREE         TAX-FREE
                                          INCOME FUND       INCOME FUND      INCOME FUND
                                       --------------------------------------------------
Cost of investments ................    $1,255,746,492     $558,784,898     $947,317,891
                                       ==================================================
Unrealized appreciation ............    $   91,061,725     $ 30,019,271     $ 60,162,123
Unrealized depreciation ............            (6,320)        (277,054)         (54,190)
                                       --------------------------------------------------
Net unrealized appreciation
(depreciation) .....................    $   91,055,405     $ 29,742,217     $ 60,107,933
                                       ==================================================
Undistributed tax exempt income ....    $      698,320     $    269,273     $    970,161
Undistributed ordinary income ......                --               --           43,617
                                       --------------------------------------------------
Distributable earnings .............    $      698,320     $    269,273     $  1,013,778
                                       ==================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended February 28, 2005, were as follows:

                       ---------------------------------------------------------
                                                                    FRANKLIN
                           FRANKLIN                               MASSACHUSETTS
                            FLORIDA             FRANKLIN            INSURED
                        INSURED TAX-FREE    INSURED TAX-FREE        TAX-FREE
                          INCOME FUND          INCOME FUND         INCOME FUND
                       ---------------------------------------------------------
Purchases ..........      $ 30,600,770        $166,774,937        $ 43,657,873
Sales ..............      $ 31,726,569        $241,918,322        $ 47,007,398

                       ---------------------------------------------------------
                                                                    FRANKLIN
                            FRANKLIN           FRANKLIN               OHIO
                            MICHIGAN           MINNESOTA             INSURED
                        INSURED TAX-FREE    INSURED TAX-FREE        TAX-FREE
                          INCOME FUND         INCOME FUND          INCOME FUND
                       ---------------------------------------------------------
Purchases ..........      $127,045,084        $ 74,429,449        $198,041,584
Sales ..............      $161,004,847        $ 68,294,299        $196,188,305

6. CREDIT RISK

Each of the Funds invest a large percentage of their total assets in obligations of issuers within their respective states, except for the Franklin Insured Tax-Free Income Fund. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states.


                                                             Annual Report | 137

FRANKLIN TAX-FREE TRUST

7. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.


138 | Annual Report

FRANKLIN TAX-FREE TRUST

7. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing, in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing", failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.


                                                             Annual Report | 139

FRANKLIN TAX-FREE TRUST

7. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

The SEC's Second Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the Second Order. When approved, disbursements of settlement monies under the SEC's Second Order will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

The Company, and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


140 | Annual Report

FRANKLIN TAX-FREE TRUST

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the lawsuits identified above are without merit and intend to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                             Annual Report | 141

FRANKLIN TAX-FREE TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Florida Insured Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Insured Tax-Free Income Fund, Franklin Michigan Insured Tax-Free Income Fund, Franklin Minnesota Insured Tax-Free Income Fund and Franklin Ohio Insured Tax-Free Income Fund (separate portfolios of The Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 28, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

April 11, 2005


142 | Annual Report

FRANKLIN TAX-FREE TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2005. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2006, shareholders will be notified of amounts for use in preparing their 2005 income tax returns.


                                                             Annual Report | 143

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (83)        Trustee         Since 1984         115                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (72)            Trustee         Since 1984         143                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                           company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)         Trustee         Since 1989         144                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (53)            Trustee         Since 1998         98                         Director, Amerada Hess Corporation
One Franklin Parkway                                                                           (exploration and refining of oil
San Mateo, CA 94403-1906                                                                       and gas), H.J. Heinz Company
                                                                                               (processed foods and allied
                                                                                               products), RTI International Metals,
                                                                                               Inc. (manufacture and distribution
                                                                                               of titanium), Canadian National
                                                                                               Railway (railroad), and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (75)           Trustee         Since 1984         117                        Director, The California Center for
One Franklin Parkway                                                                           Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


Annual Report | 144

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (76)           Trustee         Since 1992         143                        Director, Martek Biosciences
One Franklin Parkway                                                                           Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                       (biotechnology), and Overstock.com
                                                                                               (Internet services); and FORMERLY,
                                                                                               Director, MCI Communication
                                                                                               Corporation (subsequently known as
                                                                                               MCI WorldCom, Inc. and WorldCom,
                                                                                               Inc.) (communications services)
                                                                                               (1988-2002), White Mountains
                                                                                               Insurance Group, Ltd. (holding com-
                                                                                               pany) (1987-2004) and Spacehab, Inc.
                                                                                               (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (72)        Trustee         Since 1984         143                        None
One Franklin Parkway             and Chairman
San Mateo, CA 94403-1906         of the Board
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (64)    Trustee,        Trustee since      127                        None
One Franklin Parkway             President and   1984, President
San Mateo, CA 94403-1906         Chief           since 1993 and
                                 Executive       Chief Executive
                                 Officer -       Officer -
                                 Investment      Investment
                                 Management      Management
                                                 since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             145 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (45)              Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (59)             Vice President  Since 1986         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (40)       Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)              Chief           Since July 2004    Not Applicable             Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (42)             Treasurer       Since July 2004    Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (44)          Vice President  Since 1995         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


Annual Report | 146

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)            Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)               Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)            Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)           Vice President  Since 2002         Not Applicable             Not Applicable
600 Fifth Avenue                 - AML
Rockefeller Center               Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc.
and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)           Vice President  Since 2000         Not Applicable             None
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


                                                             147 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)             Chief Financial Since May 2004     Not Applicable             Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (43)                Vice President  Since 2000         Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments trust complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT AND BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


148 | Annual Report

FRANKLIN TAX-FREE TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                             Annual Report | 149
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LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE
Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
U.S. Government Securities Fund4,5
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama                                Michigan(7)
Arizona                                Minnesota(7)
California(8)                          Missouri
Colorado                               New Jersey
Connecticut                            New York(8)
Florida(8)                             North Carolina
Georgia                                Ohio(7)
Kentucky                               Oregon
Louisiana                              Pennsylvania
Maryland                               Tennessee
Massachusetts(7)                       Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products
  Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7) Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05

                                                   Not part of the annual report

        [LOGO](R)
FRANKLIN(R) TEMPLETON(R)        One Franklin Parkway
       INVESTMENTS              San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton .com

SHAREHOLDER SERVICES
1-800/632 -2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF1 A2005 04/05




--------------------------------------------------------------------------------
                                                             FEBRUARY 28, 2005
--------------------------------------------------------------------------------

                                                Franklin Alabama
                                                Tax-Free Income Fund

                                                Franklin Florida
                                                Tax-Free Income Fund

                                                Franklin Georgia
         [GRAPHIC OMITTED]                      Tax-Free Income Fund

                                                Franklin Kentucky
                                                Tax-Free Income Fund

                                                Franklin Louisiana
                                                Tax-Free Income Fund

                                                Franklin Maryland
                                                Tax-Free Income Fund

                                                Franklin Missouri
                                                Tax-Free Income Fund

                                                Franklin North Carolina
                                                Tax-Free Income Fund

                                                Franklin Virginia
                                                Tax-Free Income Fund

--------------------------------------------------------------------------------
      ANNUAL REPORT AND SHAREHOLDER LETTER         TAX-FREE INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                  [GRAPHIC OMITTED]                    THIS DOCUMENT
                                                       FASTER VIA EMAIL?

                  FRANKLIN TAX-FREE TRUST              Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                     [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                            That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .................     1

SPECIAL FEATURE:
Understanding Interest Rates .......     4

ANNUAL REPORT

Municipal Bond
Market Overview.....................     7

Investment Strategy and
Manager's Discussion................     9

Franklin Alabama
Tax-Free Income Fund................    10

Franklin Florida
Tax-Free Income Fund................    18

Franklin Georgia
Tax-Free Income Fund................    28

Franklin Kentucky
Tax-Free Income Fund................    36

Franklin Louisiana
Tax-Free Income Fund................    44

Franklin Maryland
Tax-Free Income Fund................    53

Franklin Missouri
Tax-Free Income Fund................    62

Franklin North Carolina
Tax-Free Income Fund................    70

Franklin Virginia
Tax-Free Income Fund................    79

Financial Highlights and
Statements of Investments ..........    88

Financial Statements................   147

Notes to Financial Statements .....    158

Report of Independent
Registered Public
Accounting Firm.....................   174

Tax Designation.....................   175

Board Members and
Officers............................   176

Shareholder Information.............   181

--------------------------------------------------------------------------------



ANNUAL REPORT

Municipal Bond Market Overview

For the one-year period ended February 28, 2005, the fixed income markets had positive performance despite record high oil prices, the presidential election, concerns about the dollar, and mixed economic releases. Although experiencing some volatility throughout the year, long-term interest rates ended the year close to where they started. Municipal bonds outperformed U.S. Treasury bonds with similar maturities. The Lehman Brothers Municipal Bond Index returned 2.96% for the period, while the Lehman Brothers U.S. Treasury Index returned 1.31%.(1)

In contrast, short-term interest rates experienced greater changes over the year. The Federal Reserve Board raised the federal funds target rate from 1.00% to 2.50% in six successive moves from late June through February. The Treasury yield curve, which shows rates for Treasuries with short to long maturities, flattened somewhat as short-term rates went up and longer-maturity Treasuries traded in a narrower range. Over the one-year period, the 10-year Treasury bond yield increased 37 basis points, while the 30-year Treasury bond yield decreased 12 basis points. (One hundred basis points equal one percent.) According to Municipal Market Data, 10- and 30-year municipal bond yields increased 34 and 7 basis points.(2) Consequently, long-maturity municipal bonds outperformed intermediates.

Although short-term interest rates rose during the year, overall interest rates remained relatively low. This environment led to another high-volume year for new-issue municipal bonds. Just as homebuyers seek the lowest mortgage rates, municipalities borrow money when interest rates are low. Thus, over the past two years, municipalities have issued more bonds to lock in lower

(1) Source: Lehman Brothers Inc. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint), flower bonds, targeted investor notes (TINs), and state and local government series (SLGS) bonds, STRIPS and Treasury Inflation-Protected Securities (TIPS).

(2)   Source: Thomson Financial.


                                                               Annual Report | 7
rates. Municipalities issued more than $358 billion in new debt during 2004.(3) Although this was a decrease of more than 6% from 2003 (a record year), 2004 was the third successive year of more than $300 billion in new issuance.(3) Demand for municipal bonds remained strong as investors sought to reinvest proceeds from a combination of coupon payments, maturities and bond calls. Healthy demand came from a wide range of traditional buyers including mutual funds, individuals and property and casualty companies, as well as crossover buyers. Crossover buyers, such as hedge funds, typically invest in taxable securities, but they enter the tax-exempt market when municipal valuations are attractive.

(3)   Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Annual Report

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a relatively steep yield curve favored the use of longer-term bonds. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

Franklin Alabama Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Alabama Tax-Free Income Fund seeks to provide high, current income exempt from federal and Alabama state personal income taxes consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                              % OF TOTAL
  RATINGS                                                LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
  AAA                                                            65.5%
--------------------------------------------------------------------------------
  A                                                               4.8%
--------------------------------------------------------------------------------
  BBB                                                             7.6%
--------------------------------------------------------------------------------
  Below Investment Grade                                          0.8%
--------------------------------------------------------------------------------
  Not Rated by S&P                                               21.3%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                           MOODY'S    INTERNAL
AAA or Aaa                          20.0%        0.1%
BBB or Baa                           1.2%         --
-----------------------------------------------------
Total                               21.2%        0.1%

--------------------------------------------------------------------------------

This annual report for Franklin Alabama Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.76 on February 29, 2004, to $11.61 on February 28, 2005. The Fund's Class A shares paid dividends totaling 50.28 cents per share for the same period.(2) The

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 90.


10 | Annual Report

DIVIDEND DISTRIBUTIONS(2)
Franklin Alabama Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                            ------------------------------------
  MONTH                                            CLASS A            CLASS C
--------------------------------------------------------------------------------
  March                                           4.17 cents        3.71 cents
--------------------------------------------------------------------------------
  April                                           4.17 cents        3.71 cents
--------------------------------------------------------------------------------
  May                                             4.17 cents        3.71 cents
--------------------------------------------------------------------------------
  June                                            4.17 cents        3.67 cents
--------------------------------------------------------------------------------
  July                                            4.17 cents        3.67 cents
--------------------------------------------------------------------------------
  August                                          4.17 cents        3.67 cents
--------------------------------------------------------------------------------
  September                                       4.21 cents        3.68 cents
--------------------------------------------------------------------------------
  October                                         4.21 cents        3.68 cents
--------------------------------------------------------------------------------
  November                                        4.21 cents        3.68 cents
--------------------------------------------------------------------------------
  December                                        4.21 cents        3.64 cents
--------------------------------------------------------------------------------
  January                                         4.21 cents        3.64 cents
--------------------------------------------------------------------------------
  February                                        4.21 cents        3.64 cents
--------------------------------------------------------------------------------
  TOTAL                                          50.28 CENTS       44.10 CENTS
--------------------------------------------------------------------------------

Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.16% based on an annualization of the current 4.21 cent per share dividend and the maximum offering price of $12.13 on February 28, 2005. An investor in the 2005 maximum combined federal and Alabama state personal income tax bracket of 38.25% would need to earn a distribution rate of 6.74% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Alabama's economic recovery, although lagging the rest of the nation's, appeared to be on track as the state enjoyed substantial employment gains and higher personal incomes during the year under review. After sustaining severe losses in the manufacturing sector and three straight years of shrinking payrolls, total nonfarm payrolls increased 1.7% in 2004 with most of the new job growth occurring in the services sector.(3) State personal incomes also grew 4.9% in 2004.(4) Although Alabama's economic base has shifted from manufacturing to services and trade, the manufacturing sector remained vital to Alabama's overall economic health. The automotive industry emerged as a bright spot within manufacturing by creating jobs when most other manufacturing industries lost them.

(3)  Source: Bureau of Labor Statistics.

(4)  Source: Bureau of Economic Analysis.


                                                              Annual Report | 11

PORTFOLIO BREAKDOWN
Franklin Alabama Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
  General Obligation                                                     25.3%
--------------------------------------------------------------------------------
  Prerefunded                                                            19.2%
--------------------------------------------------------------------------------
  Hospital & Health Care                                                 15.1%
--------------------------------------------------------------------------------
  Utilities                                                              13.5%
--------------------------------------------------------------------------------
  Higher Education                                                        7.3%
--------------------------------------------------------------------------------
  Tax-Supported                                                           6.0%
--------------------------------------------------------------------------------
  Corporate-Backed                                                        5.9%
--------------------------------------------------------------------------------
  Subject to Government Appropriations                                    4.6%
--------------------------------------------------------------------------------
  Transportation                                                          2.3%
--------------------------------------------------------------------------------
  Housing                                                                 0.8%
--------------------------------------------------------------------------------

* Does not include short-term investments and other net assets.

The state's improved financial condition in 2004 benefited mostly from higher state tax collections and federal medical budget assistance. However, Alabama faced significant fiscal challenges as expenditures, most notably Medicaid, outpaced revenue sources. With the prospect of declining federal subsidies, rising Medicaid costs could substantially add to budget shortfalls.

Alabama's legacy of conservative fiscal policies have allowed the state to maintain balanced financial operations and a moderate total debt ratio of roughly $500 per capita.(5) However, the legislature's ability to readily generate additional revenue streams is limited, which could strain state financial operations. For instance, while Alabama's recent reduction of one-time revenues is generally considered fiscally responsible, there is the potential for near-term budget gaps to arise due to lack of liquidity.

Alabama's Aa3 credit rating and stable outlook, by independent credit rating agency Moody's Investors Service, was largely the result of the state's history of strong legal and constitutional provisions designed to keep municipal debt levels low, and its growing and increasingly diversified economic base.(6) Moody's has also placed Alabama's debt on its watchlist for a possible upgrade.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

(5)   Source: Moody's Investors Service, "New Issue: Alabama (State of),"
      2/1/05.

(6)   This does not indicate Moody's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

Performance Summary as of 2/28/05

FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
  CLASS A                                         CHANGE    2/28/05    2/29/04
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                           -$0.15     $11.61     $11.76
--------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
--------------------------------------------------------------------------------
  Dividend Income                      $0.5028
--------------------------------------------------------------------------------
  CLASS C                                         CHANGE    2/28/05    2/29/04
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                           -$0.14     $11.70     $11.84
--------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
--------------------------------------------------------------------------------
  Dividend Income                      $0.4410
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                                   1-YEAR     5-YEAR        10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +3.12%    +39.03%        +74.19%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             -1.25%     +5.89%         +5.25%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        -1.61%     +5.30%         +5.10%
-----------------------------------------------------------------------------------------------------
     Distribution Rate(4)                         4.16%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)      6.74%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                 2.99%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                  4.84%
-----------------------------------------------------------------------------------------------------
  CLASS C                                                   1-YEAR     5-YEAR     INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +2.63%    +35.34%        +63.31%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             +1.64%     +6.24%         +5.11%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        +1.29%     +5.65%         +5.01%
-----------------------------------------------------------------------------------------------------
     Distribution Rate(4)                         3.74%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)      6.06%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                 2.57%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                  4.16%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 13

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS A                     2/28/05
-------------------------------------
 1-Year                       -1.25%
-------------------------------------
 5-Year                       +5.89%
-------------------------------------
 10-Year                      +5.25%
-------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS A (3/1/95-2/28/05)

                         Franklin          Lehman
                         Alabama          Brothers
                         Tax-Free         Municipal
Date                   Income Fund      Bond Index(7)        CPI(7)
----------------       ------------     -------------     -----------
    3/1/1995              $ 9,577          $10,000          $10,000
   3/31/1995              $ 9,670          $10,115          $10,033
   4/30/1995              $ 9,712          $10,127          $10,066
   5/31/1995              $ 9,940          $10,450          $10,086
   6/30/1995              $ 9,893          $10,359          $10,106
   7/31/1995              $ 9,949          $10,457          $10,106
   8/31/1995              $10,039          $10,589          $10,133
   9/30/1995              $10,101          $10,656          $10,152
  10/31/1995              $10,228          $10,811          $10,186
  11/30/1995              $10,392          $10,991          $10,179
  12/31/1995              $10,491          $11,096          $10,172
   1/31/1996              $10,541          $11,180          $10,232
   2/29/1996              $10,510          $11,105          $10,265
   3/31/1996              $10,404          $10,963          $10,318
   4/30/1996              $10,400          $10,932          $10,358
   5/31/1996              $10,417          $10,928          $10,378
   6/30/1996              $10,527          $11,047          $10,384
   7/31/1996              $10,606          $11,147          $10,404
   8/31/1996              $10,619          $11,144          $10,424
   9/30/1996              $10,753          $11,300          $10,457
  10/31/1996              $10,872          $11,428          $10,490
  11/30/1996              $11,033          $11,637          $10,510
  12/31/1996              $11,011          $11,588          $10,510
   1/31/1997              $11,037          $11,610          $10,543
   2/28/1997              $11,126          $11,716          $10,577
   3/31/1997              $11,028          $11,560          $10,603
   4/30/1997              $11,115          $11,657          $10,616
   5/31/1997              $11,238          $11,832          $10,610
   6/30/1997              $11,357          $11,958          $10,623
   7/31/1997              $11,631          $12,289          $10,636
   8/31/1997              $11,546          $12,174          $10,656
   9/30/1997              $11,688          $12,319          $10,683
  10/31/1997              $11,767          $12,398          $10,709
  11/30/1997              $11,847          $12,471          $10,702
  12/31/1997              $12,008          $12,653          $10,689
   1/31/1998              $12,101          $12,783          $10,709
   2/28/1998              $12,104          $12,787          $10,729
   3/31/1998              $12,130          $12,799          $10,749
   4/30/1998              $12,110          $12,741          $10,769
   5/31/1998              $12,071          $12,942          $10,789
   6/30/1998              $12,057          $12,994          $10,802
   7/31/1998              $12,096          $13,026          $10,815
   8/31/1998              $12,245          $13,227          $10,828
   9/30/1998              $12,358          $13,392          $10,842
  10/31/1998              $12,353          $13,392          $10,868
  11/30/1998              $12,397          $13,439          $10,868
  12/31/1998              $12,418          $13,473          $10,861
   1/31/1999              $12,525          $13,633          $10,888
   2/28/1999              $12,493          $13,573          $10,901
   3/31/1999              $12,543          $13,592          $10,934
   4/30/1999              $12,563          $13,626          $11,014
   5/31/1999              $12,516          $13,547          $11,014
   6/30/1999              $12,365          $13,352          $11,014
   7/31/1999              $12,383          $13,401          $11,047
   8/31/1999              $12,212          $13,293          $11,074
   9/30/1999              $12,210          $13,299          $11,127
  10/31/1999              $12,043          $13,155          $11,146
  11/30/1999              $12,103          $13,295          $11,153
  12/31/1999              $11,970          $13,196          $11,153
   1/31/2000              $11,857          $13,138          $11,186
   2/29/2000              $12,002          $13,291          $11,252
   3/31/2000              $12,284          $13,581          $11,345
   4/30/2000              $12,215          $13,501          $11,352
   5/31/2000              $12,164          $13,431          $11,365
   6/30/2000              $12,451          $13,787          $11,425
   7/31/2000              $12,593          $13,979          $11,451
   8/31/2000              $12,779          $14,194          $11,451
   9/30/2000              $12,683          $14,120          $11,511
  10/31/2000              $12,810          $14,274          $11,531
  11/30/2000              $12,911          $14,382          $11,537
  12/31/2000              $13,141          $14,738          $11,531
   1/31/2001              $13,164          $14,884          $11,604
   2/28/2001              $13,218          $14,931          $11,650
   3/31/2001              $13,301          $15,065          $11,677
   4/30/2001              $13,168          $14,901          $11,723
   5/31/2001              $13,297          $15,062          $11,776
   6/30/2001              $13,425          $15,163          $11,796
   7/31/2001              $13,633          $15,387          $11,763
   8/31/2001              $13,874          $15,641          $11,763
   9/30/2001              $13,817          $15,588          $11,816
  10/31/2001              $13,991          $15,774          $11,776
  11/30/2001              $13,910          $15,641          $11,756
  12/31/2001              $13,767          $15,493          $11,710
   1/31/2002              $13,921          $15,762          $11,736
   2/28/2002              $14,075          $15,952          $11,783
   3/31/2002              $13,856          $15,639          $11,849
   4/30/2002              $14,032          $15,945          $11,915
   5/31/2002              $14,141          $16,041          $11,915
   6/30/2002              $14,259          $16,211          $11,922
   7/31/2002              $14,438          $16,420          $11,935
   8/31/2002              $14,571          $16,617          $11,975
   9/30/2002              $14,900          $16,981          $11,995
  10/31/2002              $14,716          $16,699          $12,015
  11/30/2002              $14,682          $16,630          $12,015
  12/31/2002              $14,964          $16,981          $11,988
   1/31/2003              $14,968          $16,938          $12,041
   2/28/2003              $15,142          $17,175          $12,134
   3/31/2003              $15,190          $17,185          $12,207
   4/30/2003              $15,327          $17,299          $12,180
   5/31/2003              $15,652          $17,704          $12,160
   6/30/2003              $15,616          $17,628          $12,174
   7/31/2003              $15,046          $17,011          $12,187
   8/31/2003              $15,208          $17,138          $12,233
   9/30/2003              $15,645          $17,642          $12,273
  10/31/2003              $15,546          $17,553          $12,260
  11/30/2003              $15,707          $17,736          $12,227
  12/31/2003              $15,848          $17,883          $12,213
   1/31/2004              $15,960          $17,986          $12,273
   2/29/2004              $16,190          $18,256          $12,339
   3/31/2004              $16,169          $18,193          $12,419
   4/30/2004              $15,771          $17,762          $12,459
   5/31/2004              $15,727          $17,697          $12,531
   6/30/2004              $15,803          $17,762          $12,571
   7/31/2004              $16,002          $17,996          $12,551
   8/31/2004              $16,272          $18,356          $12,558
   9/30/2004              $16,373          $18,454          $12,584
  10/31/2004              $16,514          $18,612          $12,651
  11/30/2004              $16,375          $18,459          $12,657
  12/31/2004              $16,580          $18,684          $12,611
   1/31/2005              $16,751          $18,859          $12,638
   2/28/2005              $16,681          $18,796          $12,710

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS C                     2/28/05
-------------------------------------
 1-Year                       +1.64%
-------------------------------------
 5-Year                       +6.24%
-------------------------------------
 Since Inception (5/1/95)     +5.11%
-------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS C (5/1/95-2/28/05)

                         Franklin          Lehman
                         Alabama          Brothers
                         Tax-Free         Municipal
Date                   Income Fund      Bond Index(7)        CPI(7)
----------------       ------------     -------------     -----------
    5/1/1995              $10,000          $10,000          $10,000
   5/31/1995              $10,237          $10,319          $10,020
   6/30/1995              $10,192          $10,229          $10,039
   7/31/1995              $10,253          $10,326          $10,039
   8/31/1995              $10,330          $10,457          $10,066
   9/30/1995              $10,398          $10,523          $10,086
  10/31/1995              $10,524          $10,676          $10,118
  11/30/1995              $10,687          $10,853          $10,112
  12/31/1995              $10,793          $10,957          $10,105
   1/31/1996              $10,839          $11,040          $10,165
   2/29/1996              $10,801          $10,966          $10,197
   3/31/1996              $10,689          $10,825          $10,250
   4/30/1996              $10,679          $10,795          $10,290
   5/31/1996              $10,691          $10,791          $10,309
   6/30/1996              $10,799          $10,908          $10,316
   7/31/1996              $10,875          $11,007          $10,336
   8/31/1996              $10,882          $11,004          $10,355
   9/30/1996              $11,013          $11,158          $10,388
  10/31/1996              $11,129          $11,285          $10,421
  11/30/1996              $11,287          $11,491          $10,441
  12/31/1996              $11,258          $11,443          $10,441
   1/31/1997              $11,279          $11,464          $10,474
   2/28/1997              $11,373          $11,569          $10,507
   3/31/1997              $11,268          $11,415          $10,533
   4/30/1997              $11,351          $11,511          $10,546
   5/31/1997              $11,470          $11,684          $10,540
   6/30/1997              $11,586          $11,808          $10,553
   7/31/1997              $11,859          $12,136          $10,566
   8/31/1997              $11,768          $12,022          $10,586
   9/30/1997              $11,907          $12,164          $10,612
  10/31/1997              $11,980          $12,243          $10,639
  11/30/1997              $12,055          $12,315          $10,632
  12/31/1997              $12,223          $12,494          $10,619
   1/31/1998              $12,302          $12,623          $10,639
   2/28/1998              $12,310          $12,627          $10,658
   3/31/1998              $12,321          $12,638          $10,678
   4/30/1998              $12,305          $12,581          $10,698
   5/31/1998              $12,249          $12,780          $10,718
   6/30/1998              $12,239          $12,831          $10,731
   7/31/1998              $12,272          $12,863          $10,744
   8/31/1998              $12,416          $13,062          $10,757
   9/30/1998              $12,524          $13,224          $10,770
  10/31/1998              $12,513          $13,224          $10,797
  11/30/1998              $12,552          $13,270          $10,797
  12/31/1998              $12,567          $13,304          $10,790
   1/31/1999              $12,668          $13,462          $10,816
   2/28/1999              $12,630          $13,403          $10,829
   3/31/1999              $12,673          $13,422          $10,862
   4/30/1999              $12,699          $13,455          $10,941
   5/31/1999              $12,635          $13,377          $10,941
   6/30/1999              $12,487          $13,185          $10,941
   7/31/1999              $12,490          $13,233          $10,974
   8/31/1999              $12,311          $13,127          $11,001
   9/30/1999              $12,315          $13,132          $11,053
  10/31/1999              $12,119          $12,990          $11,073
  11/30/1999              $12,185          $13,128          $11,080
  12/31/1999              $12,046          $13,030          $11,080
   1/31/2000              $11,928          $12,974          $11,113
   2/29/2000              $12,067          $13,124          $11,178
   3/31/2000              $12,344          $13,411          $11,271
   4/30/2000              $12,270          $13,332          $11,277
   5/31/2000              $12,213          $13,263          $11,290
   6/30/2000              $12,494          $13,614          $11,350
   7/31/2000              $12,640          $13,803          $11,376
   8/31/2000              $12,810          $14,016          $11,376
   9/30/2000              $12,708          $13,943          $11,435
  10/31/2000              $12,829          $14,095          $11,455
  11/30/2000              $12,924          $14,202          $11,461
  12/31/2000              $13,159          $14,553          $11,455
   1/31/2001              $13,163          $14,697          $11,527
   2/28/2001              $13,211          $14,744          $11,573
   3/31/2001              $13,287          $14,876          $11,600
   4/30/2001              $13,148          $14,715          $11,646
   5/31/2001              $13,282          $14,873          $11,698
   6/30/2001              $13,391          $14,973          $11,718
   7/31/2001              $13,602          $15,194          $11,685
   8/31/2001              $13,835          $15,445          $11,685
   9/30/2001              $13,773          $15,393          $11,738
  10/31/2001              $13,939          $15,576          $11,698
  11/30/2001              $13,853          $15,445          $11,679
  12/31/2001              $13,692          $15,299          $11,633
   1/31/2002              $13,851          $15,564          $11,659
   2/28/2002              $13,998          $15,752          $11,705
   3/31/2002              $13,774          $15,443          $11,771
   4/30/2002              $13,940          $15,745          $11,837
   5/31/2002              $14,041          $15,841          $11,837
   6/30/2002              $14,150          $16,008          $11,843
   7/31/2002              $14,333          $16,214          $11,856
   8/31/2002              $14,445          $16,409          $11,896
   9/30/2002              $14,774          $16,768          $11,916
  10/31/2002              $14,572          $16,490          $11,935
  11/30/2002              $14,531          $16,422          $11,935
  12/31/2002              $14,814          $16,768          $11,909
   1/31/2003              $14,799          $16,726          $11,962
   2/28/2003              $14,977          $16,960          $12,054
   3/31/2003              $15,005          $16,970          $12,126
   4/30/2003              $15,133          $17,082          $12,100
   5/31/2003              $15,457          $17,482          $12,080
   6/30/2003              $15,414          $17,407          $12,093
   7/31/2003              $14,846          $16,798          $12,107
   8/31/2003              $14,998          $16,924          $12,153
   9/30/2003              $15,431          $17,421          $12,192
  10/31/2003              $15,312          $17,333          $12,179
  11/30/2003              $15,462          $17,514          $12,146
  12/31/2003              $15,592          $17,659          $12,133
   1/31/2004              $15,694          $17,760          $12,192
   2/29/2004              $15,912          $18,028          $12,258
   3/31/2004              $15,885          $17,965          $12,337
   4/30/2004              $15,491          $17,539          $12,377
   5/31/2004              $15,443          $17,476          $12,449
   6/30/2004              $15,509          $17,539          $12,488
   7/31/2004              $15,695          $17,770          $12,469
   8/31/2004              $15,965          $18,126          $12,475
   9/30/2004              $16,056          $18,222          $12,502
  10/31/2004              $16,172          $18,379          $12,567
  11/30/2004              $16,044          $18,228          $12,574
  12/31/2004              $16,235          $18,450          $12,528
   1/31/2005              $16,393          $18,623          $12,554
   2/28/2005              $16,331          $18,561          $12,627


14 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Alabama state personal income tax bracket of 38.25%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 15

Your Fund's Expenses

FRANKLIN ALABAMA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                        BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                 VALUE 8/31/04       VALUE 2/28/05   PERIOD* 8/31/04-2/28/05
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,025.90             $3.62
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,021.22             $3.61
-------------------------------------------------------------------------------------------------------
  CLASS C
-------------------------------------------------------------------------------------------------------
  Actual                                      $1,000            $1,022.80             $6.37
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000            $1,018.50             $6.36
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.72% and C: 1.27%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 17

Franklin Florida Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Florida Tax-Free Income Fund seeks to provide high, current income exempt from federal income tax consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.(1) In addition, the Fund's shares are free from Florida's annual intangibles tax.

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/05**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                        AAA ..........................  58.2%
                        AA ...........................   6.2%
                        A ............................  15.4%
                        BBB ..........................   3.5%
                        Not Rated by S&P .............  16.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS               MOODY'S    FITCH    INTERNAL
AAA or Aaa               6.8%     0.3%        0.9%
AA or Aa                 0.8%      --          --
A                        1.5%     0.5%         --
BBB or Baa               1.5%     2.6%        1.8%
--------------------------------------------------
Total                   10.6%     3.4%        2.7%

--------------------------------------------------------------------------------

This annual report for Franklin Florida Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.17 on

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 96.


18 |  Annual Report

DIVIDEND DISTRIBUTIONS(2)
Franklin Florida Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                  DIVIDEND PER SHARE
                                  ----------------------------------------------
  MONTH                              CLASS A        CLASS B          CLASS C
--------------------------------------------------------------------------------
  March                             4.60 cents      4.05 cents      4.14 cents
--------------------------------------------------------------------------------
  April                             4.60 cents      4.05 cents      4.14 cents
--------------------------------------------------------------------------------
  May                               4.60 cents      4.05 cents      4.14 cents
--------------------------------------------------------------------------------
  June                              4.60 cents      3.97 cents      3.94 cents
--------------------------------------------------------------------------------
  July                              4.60 cents      3.97 cents      3.94 cents
--------------------------------------------------------------------------------
  August                            4.60 cents      3.97 cents      3.94 cents
--------------------------------------------------------------------------------
  September                         4.60 cents      4.04 cents      4.00 cents
--------------------------------------------------------------------------------
  October                           4.60 cents      4.04 cents      4.00 cents
--------------------------------------------------------------------------------
  November                          4.60 cents      4.04 cents      4.00 cents
--------------------------------------------------------------------------------
  December                          4.60 cents      4.04 cents      4.04 cents
--------------------------------------------------------------------------------
  January                           4.60 cents      4.04 cents      4.04 cents
--------------------------------------------------------------------------------
  February                          4.60 cents      4.04 cents      4.04 cents
--------------------------------------------------------------------------------
  TOTAL                            55.20 CENTS     48.30 CENTS     48.36 CENTS
--------------------------------------------------------------------------------

February 29, 2004, to $12.00 on February 28, 2005. The Fund's Class A shares paid dividends totaling 55.20 cents per share for the same period.(2) The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.41% based on an annualization of the current 4.60 cent per share dividend and the maximum offering price of $12.53 on February 28, 2005. An investor in the 2005 maximum combined federal income tax bracket of 35.00% would need to earn a distribution rate of 6.78% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

Florida's service-based economy proved resilient in the face of adversity as it quickly recovered from the 2004 storm season and continued to outpace the national recovery. Business services employment was notably strong as was hiring in the scientific and technical services-producing industries. Despite the negative impact from four hurricanes that made landfall in or near the state, tourism increased in 2004. Unemployment remained below the national average, and personal incomes, while still trailing the nation's, also made steady gains during the period under review.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 19

PORTFOLIO BREAKDOWN
Franklin Florida Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
  Hospital & Health Care                                                  19.9%
--------------------------------------------------------------------------------
  Utilities                                                               15.3%
--------------------------------------------------------------------------------
  Prerefunded                                                             13.0%
--------------------------------------------------------------------------------
  Transportation                                                          12.6%
--------------------------------------------------------------------------------
  Tax-Supported                                                            9.1%
--------------------------------------------------------------------------------
  Subject to Government Appropriations                                     8.4%
--------------------------------------------------------------------------------
  Other Revenue                                                            7.8%
--------------------------------------------------------------------------------
  General Obligation                                                       7.2%
--------------------------------------------------------------------------------
  Housing                                                                  4.5%
--------------------------------------------------------------------------------
  Higher Education                                                         2.2%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

Population growth, especially among senior citizens, continued to be a primary factor affecting Florida's financial condition, state employment trends and government services. However, any increased effect the state's demographics placed on education, corrections, transportation, health and human services in 2004 was temporarily absorbed by Florida's abundant coffers. The state was one of few to maintain significant reserves throughout the recent recession.

Florida's financial condition strengthened significantly in 2004 as revenue collections well exceeded estimates, even after a series of upward revisions. The state's annual Debt Affordability Report, a critical component of the state's financial operations, showed improvement in the ratio of debt service against revenue. Because of its rapid growth rates, Florida must continually evaluate alternative funding sources to pay for voter-authorized constitutional amendments. As it is, Florida's tax-supported debt burden is considered above average and continues to grow. However, unlike many states, Florida historically has issued debt to fund local school construction thereby alleviating some of the tax burden from local governments or school districts.

Due to Florida's strong and growing financial reserves, stable revenue performance and solid economic long-term growth prospects, Standard & Poor's, an independent credit rating agency, recently upgraded Florida's general obligation debt rating to AAA from AA+ with a stable outlook.(3)


MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

3.    This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


20 | Annual Report

Performance Summary as of 2/28/05

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/28/05          2/29/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.17            $12.00           $12.17
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5520
---------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           2/28/05          2/29/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.17            $12.08           $12.25
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4830
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/28/05          2/29/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.16            $12.14           $12.30
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4836
---------------------------------------------------------------------------------------------------


                                                              Annual Report | 21

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------------------------------------
  CLASS A                                                    1-YEAR           5-YEAR             10-YEAR
--------------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +3.28%          +40.89%             +79.03%
--------------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             -1.11%           +6.18%              +5.54%
--------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        -1.22%           +5.64%              +5.41%
--------------------------------------------------------------------------------------------------------------
     Distribution Rate(4)                          4.41%
--------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)       6.78%
--------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                  3.37%
--------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                   5.18%
--------------------------------------------------------------------------------------------------------------
  CLASS B                                                    1-YEAR           5-YEAR       INCEPTION (2/1/00)
--------------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +2.66%          +37.65%             +39.13%
--------------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             -1.28%           +6.29%              +6.57%
--------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        -1.37%           +5.73%              +6.38%
--------------------------------------------------------------------------------------------------------------
     Distribution Rate(4)                          4.01%
--------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)       6.17%
--------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                  2.97%
--------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                   4.57%
--------------------------------------------------------------------------------------------------------------
  CLASS C                                                    1-YEAR           5-YEAR       INCEPTION (5/1/95)
--------------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +2.74%          +37.20%             +68.68%
--------------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             +1.75%           +6.53%              +5.46%
--------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        +1.65%           +5.98%              +5.37%
--------------------------------------------------------------------------------------------------------------
     Distribution Rate(4)                          3.98%
--------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)       6.12%
--------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                  2.98%
--------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                   4.58%
--------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


22 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS A                     2/28/05
-------------------------------------
 1-Year                       -1.11%
-------------------------------------
 5-Year                       +6.18%
-------------------------------------
 10-Year                      +5.54%
-------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS A (3/1/95-2/28/05)

                         Franklin          Lehman
                         Florida          Brothers
                         Tax-Free         Municipal
     Date              Income Fund      Bond Index(7)        CPI(7)
----------------       ------------     -------------     -----------
    3/1/1995              $ 9,578          $10,000          $10,000
   3/31/1995              $ 9,657          $10,115          $10,033
   4/30/1995              $ 9,693          $10,127          $10,066
   5/31/1995              $ 9,923          $10,450          $10,086
   6/30/1995              $ 9,905          $10,359          $10,106
   7/31/1995              $ 9,964          $10,457          $10,106
   8/31/1995              $10,046          $10,589          $10,133
   9/30/1995              $10,102          $10,656          $10,152
  10/31/1995              $10,224          $10,811          $10,186
  11/30/1995              $10,363          $10,991          $10,179
  12/31/1995              $10,455          $11,096          $10,172
   1/31/1996              $10,507          $11,180          $10,232
   2/29/1996              $10,468          $11,105          $10,265
   3/31/1996              $10,384          $10,963          $10,318
   4/30/1996              $10,363          $10,932          $10,358
   5/31/1996              $10,372          $10,928          $10,378
   6/30/1996              $10,494          $11,047          $10,384
   7/31/1996              $10,556          $11,147          $10,404
   8/31/1996              $10,552          $11,144          $10,424
   9/30/1996              $10,697          $11,300          $10,457
  10/31/1996              $10,790          $11,428          $10,490
  11/30/1996              $10,943          $11,637          $10,510
  12/31/1996              $10,914          $11,588          $10,510
   1/31/1997              $10,922          $11,610          $10,543
   2/28/1997              $11,013          $11,716          $10,577
   3/31/1997              $10,888          $11,560          $10,603
   4/30/1997              $10,986          $11,657          $10,616
   5/31/1997              $11,112          $11,832          $10,610
   6/30/1997              $11,225          $11,958          $10,623
   7/31/1997              $11,491          $12,289          $10,636
   8/31/1997              $11,407          $12,174          $10,656
   9/30/1997              $11,489          $12,319          $10,683
  10/31/1997              $11,566          $12,398          $10,709
  11/30/1997              $11,636          $12,471          $10,702
  12/31/1997              $11,799          $12,653          $10,689
   1/31/1998              $11,923          $12,783          $10,709
   2/28/1998              $11,936          $12,787          $10,729
   3/31/1998              $11,961          $12,799          $10,749
   4/30/1998              $11,939          $12,741          $10,769
   5/31/1998              $12,081          $12,942          $10,789
   6/30/1998              $12,122          $12,994          $10,802
   7/31/1998              $12,171          $13,026          $10,815
   8/31/1998              $12,328          $13,227          $10,828
   9/30/1998              $12,440          $13,392          $10,842
  10/31/1998              $12,456          $13,392          $10,868
  11/30/1998              $12,511          $13,439          $10,868
  12/31/1998              $12,550          $13,473          $10,861
   1/31/1999              $12,645          $13,633          $10,888
   2/28/1999              $12,624          $13,573          $10,901
   3/31/1999              $12,641          $13,592          $10,934
   4/30/1999              $12,672          $13,626          $11,014
   5/31/1999              $12,604          $13,547          $11,014
   6/30/1999              $12,448          $13,352          $11,014
   7/31/1999              $12,456          $13,401          $11,047
   8/31/1999              $12,351          $13,293          $11,074
   9/30/1999              $12,305          $13,299          $11,127
  10/31/1999              $12,128          $13,155          $11,146
  11/30/1999              $12,232          $13,295          $11,153
  12/31/1999              $12,135          $13,196          $11,153
   1/31/2000              $12,056          $13,138          $11,186
   2/29/2000              $12,176          $13,291          $11,252
   3/31/2000              $12,443          $13,581          $11,345
   4/30/2000              $12,374          $13,501          $11,352
   5/31/2000              $12,301          $13,431          $11,365
   6/30/2000              $12,607          $13,787          $11,425
   7/31/2000              $12,791          $13,979          $11,451
   8/31/2000              $12,963          $14,194          $11,451
   9/30/2000              $12,902          $14,120          $11,511
  10/31/2000              $13,033          $14,274          $11,531
  11/30/2000              $13,136          $14,382          $11,537
  12/31/2000              $13,459          $14,738          $11,531
   1/31/2001              $13,542          $14,884          $11,604
   2/28/2001              $13,610          $14,931          $11,650
   3/31/2001              $13,731          $15,065          $11,677
   4/30/2001              $13,603          $14,901          $11,723
   5/31/2001              $13,735          $15,062          $11,776
   6/30/2001              $13,829          $15,163          $11,796
   7/31/2001              $14,062          $15,387          $11,763
   8/31/2001              $14,292          $15,641          $11,763
   9/30/2001              $14,250          $15,588          $11,816
  10/31/2001              $14,438          $15,774          $11,776
  11/30/2001              $14,313          $15,641          $11,756
  12/31/2001              $14,177          $15,493          $11,710
   1/31/2002              $14,395          $15,762          $11,736
   2/28/2002              $14,540          $15,952          $11,783
   3/31/2002              $14,289          $15,639          $11,849
   4/30/2002              $14,516          $15,945          $11,915
   5/31/2002              $14,602          $16,041          $11,915
   6/30/2002              $14,733          $16,211          $11,922
   7/31/2002              $14,914          $16,420          $11,935
   8/31/2002              $15,099          $16,617          $11,975
   9/30/2002              $15,466          $16,981          $11,995
  10/31/2002              $15,158          $16,699          $12,015
  11/30/2002              $15,089          $16,630          $12,015
  12/31/2002              $15,409          $16,981          $11,988
   1/31/2003              $15,404          $16,938          $12,041
   2/28/2003              $15,604          $17,175          $12,134
   3/31/2003              $15,643          $17,185          $12,207
   4/30/2003              $15,768          $17,299          $12,180
   5/31/2003              $16,145          $17,704          $12,160
   6/30/2003              $16,100          $17,628          $12,174
   7/31/2003              $15,499          $17,011          $12,187
   8/31/2003              $15,597          $17,138          $12,233
   9/30/2003              $16,007          $17,642          $12,273
  10/31/2003              $15,927          $17,553          $12,260
  11/30/2003              $16,117          $17,736          $12,227
  12/31/2003              $16,251          $17,883          $12,213
   1/31/2004              $16,382          $17,986          $12,273
   2/29/2004              $16,616          $18,256          $12,339
   3/31/2004              $16,575          $18,193          $12,419
   4/30/2004              $16,174          $17,762          $12,459
   5/31/2004              $16,095          $17,697          $12,531
   6/30/2004              $16,135          $17,762          $12,571
   7/31/2004              $16,366          $17,996          $12,551
   8/31/2004              $16,668          $18,356          $12,558
   9/30/2004              $16,787          $18,454          $12,584
  10/31/2004              $16,931          $18,612          $12,651
  11/30/2004              $16,814          $18,459          $12,657
  12/31/2004              $17,023          $18,684          $12,611
   1/31/2005              $17,212          $18,859          $12,638
   2/28/2005              $17,148          $18,796          $12,710


AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS B                    2/28/05
-------------------------------------
 1-Year                       -1.28%
-------------------------------------
 5-Year                       +6.29%
-------------------------------------
 Since Inception (2/1/00)     +6.57%
-------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS B (2/1/00-2/28/05)

                         Franklin          Lehman
                         Florida          Brothers
                         Tax-Free         Municipal
     Date              Income Fund      Bond Index(7)        CPI(7)
----------------       ------------     -------------     -----------
    2/1/2000              $10,000          $10,000          $10,000
   2/29/2000              $10,107          $10,116          $10,059
   3/31/2000              $10,333          $10,337          $10,142
   4/30/2000              $10,272          $10,276          $10,148
   5/31/2000              $10,207          $10,223          $10,160
   6/30/2000              $10,464          $10,494          $10,213
   7/31/2000              $10,611          $10,640          $10,237
   8/31/2000              $10,749          $10,804          $10,237
   9/30/2000              $10,695          $10,747          $10,290
  10/31/2000              $10,797          $10,865          $10,308
  11/30/2000              $10,887          $10,947          $10,314
  12/31/2000              $11,139          $11,217          $10,308
   1/31/2001              $11,213          $11,328          $10,373
   2/28/2001              $11,265          $11,364          $10,415
   3/31/2001              $11,359          $11,466          $10,438
   4/30/2001              $11,257          $11,342          $10,480
   5/31/2001              $11,350          $11,464          $10,527
   6/30/2001              $11,422          $11,541          $10,545
   7/31/2001              $11,618          $11,712          $10,515
   8/31/2001              $11,802          $11,905          $10,515
   9/30/2001              $11,763          $11,865          $10,563
  10/31/2001              $11,902          $12,006          $10,527
  11/30/2001              $11,814          $11,905          $10,509
  12/31/2001              $11,697          $11,792          $10,468
   1/31/2002              $11,871          $11,997          $10,492
   2/28/2002              $11,985          $12,141          $10,533
   3/31/2002              $11,763          $11,903          $10,592
   4/30/2002              $11,943          $12,136          $10,652
   5/31/2002              $12,018          $12,210          $10,652
   6/30/2002              $12,122          $12,339          $10,658
   7/31/2002              $12,264          $12,498          $10,669
   8/31/2002              $12,410          $12,648          $10,705
   9/30/2002              $12,715          $12,925          $10,723
  10/31/2002              $12,447          $12,711          $10,741
  11/30/2002              $12,384          $12,658          $10,741
  12/31/2002              $12,651          $12,925          $10,717
   1/31/2003              $12,630          $12,892          $10,764
   2/28/2003              $12,800          $13,072          $10,847
   3/31/2003              $12,825          $13,080          $10,912
   4/30/2003              $12,921          $13,167          $10,889
   5/31/2003              $13,222          $13,475          $10,871
   6/30/2003              $13,180          $13,418          $10,883
   7/31/2003              $12,674          $12,948          $10,895
   8/31/2003              $12,759          $13,045          $10,936
   9/30/2003              $13,086          $13,428          $10,972
  10/31/2003              $13,014          $13,361          $10,960
  11/30/2003              $13,163          $13,500          $10,930
  12/31/2003              $13,266          $13,612          $10,918
   1/31/2004              $13,367          $13,690          $10,972
   2/29/2004              $13,562          $13,896          $11,031
   3/31/2004              $13,521          $13,847          $11,102
   4/30/2004              $13,178          $13,519          $11,137
   5/31/2004              $13,108          $13,470          $11,203
   6/30/2004              $13,133          $13,519          $11,238
   7/31/2004              $13,313          $13,697          $11,220
   8/31/2004              $13,562          $13,972          $11,226
   9/30/2004              $13,651          $14,046          $11,250
  10/31/2004              $13,762          $14,167          $11,309
  11/30/2004              $13,649          $14,050          $11,315
  12/31/2004              $13,833          $14,221          $11,274
   1/31/2005              $13,967          $14,354          $11,297
   2/28/2005              $13,813          $14,307          $11,363


                                                              Annual Report | 23

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS C                     2/28/05
-------------------------------------
 1-Year                       +1.75%
-------------------------------------
 5-Year                       +6.53%
-------------------------------------
 Since Inception (5/1/95)     +5.46%
-------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS C (5/1/95-2/28/05)

                         Franklin          Lehman
                         Florida          Brothers
                         Tax-Free         Municipal
     Date              Income Fund      Bond Index(7)        CPI(7)
----------------       ------------     -------------     -----------
    5/1/1995              $10,000          $10,000          $10,000
   5/31/1995              $10,275          $10,319          $10,020
   6/30/1995              $10,260          $10,229          $10,039
   7/31/1995              $10,306          $10,326          $10,039
   8/31/1995              $10,394          $10,457          $10,066
   9/30/1995              $10,456          $10,523          $10,086
  10/31/1995              $10,565          $10,676          $10,118
  11/30/1995              $10,712          $10,853          $10,112
  12/31/1995              $10,801          $10,957          $10,105
   1/31/1996              $10,850          $11,040          $10,165
   2/29/1996              $10,805          $10,966          $10,197
   3/31/1996              $10,704          $10,825          $10,250
   4/30/1996              $10,677          $10,795          $10,290
   5/31/1996              $10,681          $10,791          $10,309
   6/30/1996              $10,810          $10,908          $10,316
   7/31/1996              $10,858          $11,007          $10,336
   8/31/1996              $10,848          $11,004          $10,355
   9/30/1996              $11,000          $11,158          $10,388
  10/31/1996              $11,099          $11,285          $10,421
  11/30/1996              $11,250          $11,491          $10,441
  12/31/1996              $11,214          $11,443          $10,441
   1/31/1997              $11,219          $11,464          $10,474
   2/28/1997              $11,308          $11,569          $10,507
   3/31/1997              $11,176          $11,415          $10,533
   4/30/1997              $11,272          $11,511          $10,546
   5/31/1997              $11,395          $11,684          $10,540
   6/30/1997              $11,506          $11,808          $10,553
   7/31/1997              $11,781          $12,136          $10,566
   8/31/1997              $11,680          $12,022          $10,586
   9/30/1997              $11,768          $12,164          $10,612
  10/31/1997              $11,840          $12,243          $10,639
  11/30/1997              $11,905          $12,315          $10,632
  12/31/1997              $12,065          $12,494          $10,619
   1/31/1998              $12,184          $12,623          $10,639
   2/28/1998              $12,191          $12,627          $10,658
   3/31/1998              $12,211          $12,638          $10,678
   4/30/1998              $12,184          $12,581          $10,698
   5/31/1998              $12,323          $12,780          $10,718
   6/30/1998              $12,368          $12,831          $10,731
   7/31/1998              $12,401          $12,863          $10,744
   8/31/1998              $12,564          $13,062          $10,757
   9/30/1998              $12,661          $13,224          $10,770
  10/31/1998              $12,671          $13,224          $10,797
  11/30/1998              $12,731          $13,270          $10,797
  12/31/1998              $12,754          $13,304          $10,790
   1/31/1999              $12,854          $13,462          $10,816
   2/28/1999              $12,826          $13,403          $10,829
   3/31/1999              $12,838          $13,422          $10,862
   4/30/1999              $12,863          $13,455          $10,941
   5/31/1999              $12,790          $13,377          $10,941
   6/30/1999              $12,626          $13,185          $10,941
   7/31/1999              $12,629          $13,233          $10,974
   8/31/1999              $12,506          $13,127          $11,001
   9/30/1999              $12,455          $13,132          $11,053
  10/31/1999              $12,272          $12,990          $11,073
  11/30/1999              $12,381          $13,128          $11,080
  12/31/1999              $12,277          $13,030          $11,080
   1/31/2000              $12,181          $12,974          $11,113
   2/29/2000              $12,297          $13,124          $11,178
   3/31/2000              $12,570          $13,411          $11,271
   4/30/2000              $12,485          $13,332          $11,277
   5/31/2000              $12,405          $13,263          $11,290
   6/30/2000              $12,716          $13,614          $11,350
   7/31/2000              $12,894          $13,803          $11,376
   8/31/2000              $13,060          $14,016          $11,376
   9/30/2000              $12,994          $13,943          $11,435
  10/31/2000              $13,117          $14,095          $11,455
  11/30/2000              $13,226          $14,202          $11,461
  12/31/2000              $13,532          $14,553          $11,455
   1/31/2001              $13,621          $14,697          $11,527
   2/28/2001              $13,682          $14,744          $11,573
   3/31/2001              $13,796          $14,876          $11,600
   4/30/2001              $13,662          $14,715          $11,646
   5/31/2001              $13,774          $14,873          $11,698
   6/30/2001              $13,872          $14,973          $11,718
   7/31/2001              $14,097          $15,194          $11,685
   8/31/2001              $14,318          $15,445          $11,685
   9/30/2001              $14,271          $15,393          $11,738
  10/31/2001              $14,450          $15,576          $11,698
  11/30/2001              $14,332          $15,445          $11,679
  12/31/2001              $14,179          $15,299          $11,633
   1/31/2002              $14,401          $15,564          $11,659
   2/28/2002              $14,539          $15,752          $11,705
   3/31/2002              $14,272          $15,443          $11,771
   4/30/2002              $14,490          $15,745          $11,837
   5/31/2002              $14,569          $15,841          $11,837
   6/30/2002              $14,692          $16,008          $11,843
   7/31/2002              $14,876          $16,214          $11,856
   8/31/2002              $15,052          $16,409          $11,896
   9/30/2002              $15,419          $16,768          $11,916
  10/31/2002              $15,095          $16,490          $11,935
  11/30/2002              $15,020          $16,422          $11,935
  12/31/2002              $15,341          $16,768          $11,909
   1/31/2003              $15,316          $16,726          $11,962
   2/28/2003              $15,508          $16,960          $12,054
   3/31/2003              $15,539          $16,970          $12,126
   4/30/2003              $15,668          $17,082          $12,100
   5/31/2003              $16,019          $17,482          $12,080
   6/30/2003              $15,979          $17,407          $12,093
   7/31/2003              $15,367          $16,798          $12,107
   8/31/2003              $15,454          $16,924          $12,153
   9/30/2003              $15,861          $17,421          $12,192
  10/31/2003              $15,774          $17,333          $12,179
  11/30/2003              $15,953          $17,514          $12,146
  12/31/2003              $16,078          $17,659          $12,133
   1/31/2004              $16,200          $17,760          $12,192
   2/29/2004              $16,424          $18,028          $12,258
   3/31/2004              $16,376          $17,965          $12,337
   4/30/2004              $15,976          $17,539          $12,377
   5/31/2004              $15,893          $17,476          $12,449
   6/30/2004              $15,924          $17,539          $12,488
   7/31/2004              $16,140          $17,770          $12,469
   8/31/2004              $16,427          $18,126          $12,475
   9/30/2004              $16,536          $18,222          $12,502
  10/31/2004              $16,683          $18,379          $12,567
  11/30/2004              $16,546          $18,228          $12,574
  12/31/2004              $16,755          $18,450          $12,528
   1/31/2005              $16,931          $18,623          $12,554
   2/28/2005              $16,868          $18,561          $12,627


24 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the 2005 maximum federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 25

Your Fund's Expenses

FRANKLIN FLORIDA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

 1.   Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

 2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


26 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                  VALUE 8/31/04        VALUE 2/28/05    PERIOD* 8/31/04-2/28/05
---------------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,029.60                 $3.12
---------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,021.72                 $3.11
---------------------------------------------------------------------------------------------------------
  CLASS B
---------------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,026.60                 $5.88
---------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,018.99                 $5.86
---------------------------------------------------------------------------------------------------------
  CLASS C
---------------------------------------------------------------------------------------------------------
  Actual                                      $1,000             $1,027.20                 $5.88
---------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)    $1,000             $1,018.99                 $5.86
---------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.62%; B: 1.17%; and C: 1.17%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 27

Franklin Georgia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Georgia Tax-Free Income Fund seeks to provide high, current income exempt from federal and Georgia state personal income taxes consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/05**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                    AAA ..........................  57.3%
                    AA ...........................  17.1%
                    A ............................   2.7%
                    BBB ..........................   3.9%
                    Below Investment Grade%.......   1.9%
                    Not Rated by S&P .............  17.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                           MOODY'S
AAA or Aaa                          13.2%
AA or Aa                             1.9%
BBB or Baa                           1.0%
Below Investment Grade               1.0%
-----------------------------------------
Total                               17.1%

--------------------------------------------------------------------------------

This annual report for Franklin Georgia Tax-Free Income Fund covers the fiscal year ended February 28, 2005.


PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 106.


28 | Annual Report

DIVIDEND DISTRIBUTIONS(2)
Franklin Georgia Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                              ----------------------------------
  MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
  March                                          4.39 cents         3.85 cents
--------------------------------------------------------------------------------
  April                                          4.39 cents         3.85 cents
--------------------------------------------------------------------------------
  May                                            4.39 cents         3.85 cents
--------------------------------------------------------------------------------
  June                                           4.39 cents         3.84 cents
--------------------------------------------------------------------------------
  July                                           4.39 cents         3.84 cents
--------------------------------------------------------------------------------
  August                                         4.39 cents         3.84 cents
--------------------------------------------------------------------------------
  September                                      4.39 cents         3.84 cents
--------------------------------------------------------------------------------
  October                                        4.39 cents         3.84 cents
--------------------------------------------------------------------------------
  November                                       4.39 cents         3.84 cents
--------------------------------------------------------------------------------
  December                                       4.39 cents         3.82 cents
--------------------------------------------------------------------------------
  January                                        4.39 cents         3.82 cents
--------------------------------------------------------------------------------
  February                                       4.39 cents         3.82 cents
--------------------------------------------------------------------------------
  TOTAL                                         52.68 CENTS        46.05 CENTS
--------------------------------------------------------------------------------

Class A share price, as measured by net asset value, declined from $12.27 on February 29, 2004, to $12.17 on February 28, 2005. The Fund's Class A shares paid dividends totaling 52.68 cents per share for the same period.(2) The Performance Summary beginning on page 31 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.10% based on an annualization of the current 4.34 cent per share dividend and the maximum offering price of $12.71 on February 28, 2005. An investor in the 2005 maximum combined federal and Georgia state personal income tax bracket of 38.90% would need to earn a distribution rate of 6.71% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's C shares' performance, please see the Performance Summary.

STATE UPDATE

Georgia's broad-based economy continued to modestly expand during the period under review, albeit at a slower rate than the national average. State unemployment remained below national levels with most new job growth occurring in the trade and services sectors. Georgia's population and in-migration momentum slowed during the recession, but has since trended toward growth as increased convention activity triggered a rebound in the hospitality industry. The opening of the new multimillion-dollar Georgia Aquarium is also expected to boost tourism later this year.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 29

PORTFOLIO BREAKDOWN
Franklin Georgia Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
  Utilities                                                              23.8%
--------------------------------------------------------------------------------
  Higher Education                                                       16.8%
--------------------------------------------------------------------------------
  Hospital & Health Care                                                 16.7%
--------------------------------------------------------------------------------
  Housing                                                                11.2%
--------------------------------------------------------------------------------
  Subject to Government Appropriations                                    8.0%
--------------------------------------------------------------------------------
  Prerefunded                                                             6.9%
--------------------------------------------------------------------------------
  General Obligation                                                      6.1%
--------------------------------------------------------------------------------
  Other Revenue                                                           3.7%
--------------------------------------------------------------------------------
  Tax-Supported                                                           2.6%
--------------------------------------------------------------------------------
  Transportation                                                          2.5%
--------------------------------------------------------------------------------
  Corporate-Backed                                                        1.7%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

Concentration of jobs and economic activity in the Atlanta metropolitan area has polarized the state's economy between rural manufacturing and metropolitan service-based areas. In the late 1990s, the state's burgeoning high-tech industry caused the state's economy to grow at an exaggerated pace, relative to the nation. But during the last economic downturn, the state's high-tech industry contracted and added to already steep manufacturing sector job losses. Significantly, manufacturing stabilized in 2004, as the sector and its affected regions remained vital to a healthy Georgian economy.

After a difficult year of escalating health and human services costs, and revenues below estimates, Georgia's financial picture improved in 2004. The state was aggressive in monitoring revenues and adjusting spending levels to bring about fiscal balance. Timely spending adjustments, including staff cuts and agency budget reductions, were put in place early on. Although depleting the nearly $400 million dollar reserve, Georgia planned to rebuild reserves to the maximum level (1% of net revenues) partly because of renewed revenue growth. In addition, a low overall debt burden, attractive business climate and low average cost of living continued to support the recovering economy.

Independent credit rating agencies Standard & Poor's and Moody's Investors Service assigned Georgia's general obligation bonds their highest ratings of AAA and Aaa with a stable outlook.(3) The ratings reflect the state's practice of fiscal conservatism and strong administrative oversight. Improved financials positioned the state to meet estimates and replenish reserves.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

(3)  These do not indicate ratings of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


30 | Annual Report

Performance Summary as of 2/28/05

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------
  CLASS A                                                    CHANGE          2/28/05             2/29/04
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                      -$0.10          $12.17               $12.27
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
---------------------------------------------------------------------------------------------------------
  Dividend Income                                  $0.5268
---------------------------------------------------------------------------------------------------------
  CLASS C                                                    CHANGE          2/28/05             2/29/04
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                      -$0.10          $12.27               $12.37
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
---------------------------------------------------------------------------------------------------------
  Dividend Income                                  $0.4605
---------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------------
  CLASS A                                                    1-YEAR           5-YEAR             10-YEAR
---------------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +3.65%          +39.71%             +75.18%
---------------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             -0.72%           +5.99%              +5.31%
---------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        -1.02%           +5.39%              +5.16%
---------------------------------------------------------------------------------------------------------------
     Distribution Rate(4)                          4.10%
---------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)       6.71%
---------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                  3.26%
---------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                   5.34%
---------------------------------------------------------------------------------------------------------------
  CLASS C                                                    1-YEAR           5-YEAR        INCEPTION (5/1/95)
---------------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +3.05%          +35.98%             +64.60%
---------------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             +2.06%           +6.34%              +5.20%
---------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        +1.78%           +5.74%              +5.09%
---------------------------------------------------------------------------------------------------------------
     Distribution Rate(4)                          3.71%
---------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)       6.07%
---------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                  2.86%
---------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                   4.68%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 31

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS A                     2/28/05
-------------------------------------
 1-Year                       -0.72%
-------------------------------------
 5-Year                       +5.99%
-------------------------------------
 10-Year                      +5.31%
-------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS A (3/1/95-2/28/95)

                         Franklin          Lehman
                          Georgia         Brothers
                         Tax-Free         Municipal
     Date              Income Fund      Bond Index(7)        CPI(7)
----------------       ------------     -------------     -----------
    3/1/1995              $ 9,577          $10,000          $10,000
   3/31/1995              $ 9,669          $10,115          $10,033
   4/30/1995              $ 9,695          $10,127          $10,066
   5/31/1995              $ 9,919          $10,450          $10,086
   6/30/1995              $ 9,882          $10,359          $10,106
   7/31/1995              $ 9,930          $10,457          $10,106
   8/31/1995              $10,026          $10,589          $10,133
   9/30/1995              $10,063          $10,656          $10,152
  10/31/1995              $10,191          $10,811          $10,186
  11/30/1995              $10,322          $10,991          $10,179
  12/31/1995              $10,419          $11,096          $10,172
   1/31/1996              $10,460          $11,180          $10,232
   2/29/1996              $10,430          $11,105          $10,265
   3/31/1996              $10,336          $10,963          $10,318
   4/30/1996              $10,340          $10,932          $10,358
   5/31/1996              $10,366          $10,928          $10,378
   6/30/1996              $10,465          $11,047          $10,384
   7/31/1996              $10,525          $11,147          $10,404
   8/31/1996              $10,538          $11,144          $10,424
   9/30/1996              $10,668          $11,300          $10,457
  10/31/1996              $10,761          $11,428          $10,490
  11/30/1996              $10,900          $11,637          $10,510
  12/31/1996              $10,905          $11,588          $10,510
   1/31/1997              $10,926          $11,610          $10,543
   2/28/1997              $11,002          $11,716          $10,577
   3/31/1997              $10,904          $11,560          $10,603
   4/30/1997              $10,988          $11,657          $10,616
   5/31/1997              $11,106          $11,832          $10,610
   6/30/1997              $11,204          $11,958          $10,623
   7/31/1997              $11,441          $12,289          $10,636
   8/31/1997              $11,366          $12,174          $10,656
   9/30/1997              $11,483          $12,319          $10,683
  10/31/1997              $11,547          $12,398          $10,709
  11/30/1997              $11,624          $12,471          $10,702
  12/31/1997              $11,763          $12,653          $10,689
   1/31/1998              $11,855          $12,783          $10,709
   2/28/1998              $11,857          $12,787          $10,729
   3/31/1998              $11,882          $12,799          $10,749
   4/30/1998              $11,871          $12,741          $10,769
   5/31/1998              $12,020          $12,942          $10,789
   6/30/1998              $12,055          $12,994          $10,802
   7/31/1998              $12,081          $13,026          $10,815
   8/31/1998              $12,224          $13,227          $10,828
   9/30/1998              $12,362          $13,392          $10,842
  10/31/1998              $12,336          $13,392          $10,868
  11/30/1998              $12,388          $13,439          $10,868
  12/31/1998              $12,427          $13,473          $10,861
   1/31/1999              $12,519          $13,633          $10,888
   2/28/1999              $12,477          $13,573          $10,901
   3/31/1999              $12,505          $13,592          $10,934
   4/30/1999              $12,545          $13,626          $11,014
   5/31/1999              $12,476          $13,547          $11,014
   6/30/1999              $12,313          $13,352          $11,014
   7/31/1999              $12,320          $13,401          $11,047
   8/31/1999              $12,177          $13,293          $11,074
   9/30/1999              $12,143          $13,299          $11,127
  10/31/1999              $11,968          $13,155          $11,146
  11/30/1999              $12,058          $13,295          $11,153
  12/31/1999              $11,951          $13,196          $11,153
   1/31/2000              $11,842          $13,138          $11,186
   2/29/2000              $12,013          $13,291          $11,252
   3/31/2000              $12,294          $13,581          $11,345
   4/30/2000              $12,237          $13,501          $11,352
   5/31/2000              $12,166          $13,431          $11,365
   6/30/2000              $12,485          $13,787          $11,425
   7/31/2000              $12,629          $13,979          $11,451
   8/31/2000              $12,828          $14,194          $11,451
   9/30/2000              $12,733          $14,120          $11,511
  10/31/2000              $12,892          $14,274          $11,531
  11/30/2000              $13,002          $14,382          $11,537
  12/31/2000              $13,313          $14,738          $11,531
   1/31/2001              $13,394          $14,884          $11,604
   2/28/2001              $13,445          $14,931          $11,650
   3/31/2001              $13,571          $15,065          $11,677
   4/30/2001              $13,434          $14,901          $11,723
   5/31/2001              $13,548          $15,062          $11,776
   6/30/2001              $13,658          $15,163          $11,796
   7/31/2001              $13,860          $15,387          $11,763
   8/31/2001              $14,081          $15,641          $11,763
   9/30/2001              $13,978          $15,588          $11,816
  10/31/2001              $14,182          $15,774          $11,776
  11/30/2001              $14,070          $15,641          $11,756
  12/31/2001              $13,938          $15,493          $11,710
   1/31/2002              $14,113          $15,762          $11,736
   2/28/2002              $14,273          $15,952          $11,783
   3/31/2002              $14,027          $15,639          $11,849
   4/30/2002              $14,211          $15,945          $11,915
   5/31/2002              $14,281          $16,041          $11,915
   6/30/2002              $14,392          $16,211          $11,922
   7/31/2002              $14,565          $16,420          $11,935
   8/31/2002              $14,693          $16,617          $11,975
   9/30/2002              $15,012          $16,981          $11,995
  10/31/2002              $14,701          $16,699          $12,015
  11/30/2002              $14,667          $16,630          $12,015
  12/31/2002              $14,968          $16,981          $11,988
   1/31/2003              $14,939          $16,938          $12,041
   2/28/2003              $15,131          $17,175          $12,134
   3/31/2003              $15,144          $17,185          $12,207
   4/30/2003              $15,305          $17,299          $12,180
   5/31/2003              $15,666          $17,704          $12,160
   6/30/2003              $15,699          $17,628          $12,174
   7/31/2003              $15,052          $17,011          $12,187
   8/31/2003              $15,183          $17,138          $12,233
   9/30/2003              $15,632          $17,642          $12,273
  10/31/2003              $15,512          $17,553          $12,260
  11/30/2003              $15,680          $17,736          $12,227
  12/31/2003              $15,836          $17,883          $12,213
   1/31/2004              $15,958          $17,986          $12,273
   2/29/2004              $16,193          $18,256          $12,339
   3/31/2004              $16,151          $18,193          $12,419
   4/30/2004              $15,744          $17,762          $12,459
   5/31/2004              $15,679          $17,697          $12,531
   6/30/2004              $15,744          $17,762          $12,571
   7/31/2004              $15,948          $17,996          $12,551
   8/31/2004              $16,253          $18,356          $12,558
   9/30/2004              $16,365          $18,454          $12,584
  10/31/2004              $16,529          $18,612          $12,651
  11/30/2004              $16,362          $18,459          $12,657
  12/31/2004              $16,614          $18,684          $12,611
   1/31/2005              $16,850          $18,859          $12,638
   2/28/2005              $16,777          $18,796          $12,710

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS C                     2/28/05
-------------------------------------
 1-Year                       +2.06%
-------------------------------------
 5-Year                       +6.34%
-------------------------------------
 Since Inception (5/1/95)     +5.20%
-------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS C (5/1/95-2/28/05)

                         Franklin          Lehman
                          Georgia         Brothers
                         Tax-Free         Municipal
     Date              Income Fund      Bond Index(7)        CPI(7)
----------------       ------------     -------------     -----------
    5/1/1995              $10,000          $10,000          $10,000
   5/31/1995              $10,234          $10,319          $10,020
   6/30/1995              $10,208          $10,229          $10,039
   7/31/1995              $10,260          $10,326          $10,039
   8/31/1995              $10,347          $10,457          $10,066
   9/30/1995              $10,389          $10,523          $10,086
  10/31/1995              $10,505          $10,676          $10,118
  11/30/1995              $10,645          $10,853          $10,112
  12/31/1995              $10,740          $10,957          $10,105
   1/31/1996              $10,776          $11,040          $10,165
   2/29/1996              $10,741          $10,966          $10,197
   3/31/1996              $10,640          $10,825          $10,250
   4/30/1996              $10,640          $10,795          $10,290
   5/31/1996              $10,660          $10,791          $10,309
   6/30/1996              $10,756          $10,908          $10,316
   7/31/1996              $10,818          $11,007          $10,336
   8/31/1996              $10,824          $11,004          $10,355
   9/30/1996              $10,960          $11,158          $10,388
  10/31/1996              $11,050          $11,285          $10,421
  11/30/1996              $11,177          $11,491          $10,441
  12/31/1996              $11,187          $11,443          $10,441
   1/31/1997              $11,194          $11,464          $10,474
   2/28/1997              $11,276          $11,569          $10,507
   3/31/1997              $11,171          $11,415          $10,533
   4/30/1997              $11,241          $11,511          $10,546
   5/31/1997              $11,365          $11,684          $10,540
   6/30/1997              $11,458          $11,808          $10,553
   7/31/1997              $11,694          $12,136          $10,566
   8/31/1997              $11,612          $12,022          $10,586
   9/30/1997              $11,726          $12,164          $10,612
  10/31/1997              $11,785          $12,243          $10,639
  11/30/1997              $11,857          $12,315          $10,632
  12/31/1997              $12,002          $12,494          $10,619
   1/31/1998              $12,079          $12,623          $10,639
   2/28/1998              $12,086          $12,627          $10,658
   3/31/1998              $12,095          $12,638          $10,678
   4/30/1998              $12,078          $12,581          $10,698
   5/31/1998              $12,223          $12,780          $10,718
   6/30/1998              $12,263          $12,831          $10,731
   7/31/1998              $12,284          $12,863          $10,744
   8/31/1998              $12,423          $13,062          $10,757
   9/30/1998              $12,557          $13,224          $10,770
  10/31/1998              $12,524          $13,224          $10,797
  11/30/1998              $12,571          $13,270          $10,797
  12/31/1998              $12,605          $13,304          $10,790
   1/31/1999              $12,703          $13,462          $10,816
   2/28/1999              $12,655          $13,403          $10,829
   3/31/1999              $12,677          $13,422          $10,862
   4/30/1999              $12,703          $13,455          $10,941
   5/31/1999              $12,629          $13,377          $10,941
   6/30/1999              $12,459          $13,185          $10,941
   7/31/1999              $12,461          $13,233          $10,974
   8/31/1999              $12,310          $13,127          $11,001
   9/30/1999              $12,270          $13,132          $11,053
  10/31/1999              $12,088          $12,990          $11,073
  11/30/1999              $12,182          $13,128          $11,080
  12/31/1999              $12,058          $13,030          $11,080
   1/31/2000              $11,944          $12,974          $11,113
   2/29/2000              $12,110          $13,124          $11,178
   3/31/2000              $12,387          $13,411          $11,271
   4/30/2000              $12,325          $13,332          $11,277
   5/31/2000              $12,249          $13,263          $11,290
   6/30/2000              $12,562          $13,614          $11,350
   7/31/2000              $12,712          $13,803          $11,376
   8/31/2000              $12,895          $14,016          $11,376
   9/30/2000              $12,795          $13,943          $11,435
  10/31/2000              $12,949          $14,095          $11,455
  11/30/2000              $13,054          $14,202          $11,461
  12/31/2000              $13,370          $14,553          $11,455
   1/31/2001              $13,443          $14,697          $11,527
   2/28/2001              $13,488          $14,744          $11,573
   3/31/2001              $13,606          $14,876          $11,600
   4/30/2001              $13,451          $14,715          $11,646
   5/31/2001              $13,570          $14,873          $11,698
   6/30/2001              $13,673          $14,973          $11,718
   7/31/2001              $13,867          $15,194          $11,685
   8/31/2001              $14,080          $15,445          $11,685
   9/30/2001              $13,972          $15,393          $11,738
  10/31/2001              $14,168          $15,576          $11,698
  11/30/2001              $14,050          $15,445          $11,679
  12/31/2001              $13,912          $15,299          $11,633
   1/31/2002              $14,081          $15,564          $11,659
   2/28/2002              $14,233          $15,752          $11,705
   3/31/2002              $13,984          $15,443          $11,771
   4/30/2002              $14,171          $15,745          $11,837
   5/31/2002              $14,222          $15,841          $11,837
   6/30/2002              $14,339          $16,008          $11,843
   7/31/2002              $14,504          $16,214          $11,856
   8/31/2002              $14,624          $16,409          $11,896
   9/30/2002              $14,944          $16,768          $11,916
  10/31/2002              $14,618          $16,490          $11,935
  11/30/2002              $14,567          $16,422          $11,935
  12/31/2002              $14,869          $16,768          $11,909
   1/31/2003              $14,835          $16,726          $11,962
   2/28/2003              $15,017          $16,960          $12,054
   3/31/2003              $15,023          $16,970          $12,126
   4/30/2003              $15,175          $17,082          $12,100
   5/31/2003              $15,536          $17,482          $12,080
   6/30/2003              $15,548          $17,407          $12,093
   7/31/2003              $14,905          $16,798          $12,107
   8/31/2003              $15,025          $16,924          $12,153
   9/30/2003              $15,472          $17,421          $12,192
  10/31/2003              $15,332          $17,333          $12,179
  11/30/2003              $15,504          $17,514          $12,146
  12/31/2003              $15,650          $17,659          $12,133
   1/31/2004              $15,750          $17,760          $12,192
   2/29/2004              $15,986          $18,028          $12,258
   3/31/2004              $15,938          $17,965          $12,337
   4/30/2004              $15,534          $17,539          $12,377
   5/31/2004              $15,464          $17,476          $12,449
   6/30/2004              $15,505          $17,539          $12,488
   7/31/2004              $15,712          $17,770          $12,469
   8/31/2004              $16,002          $18,126          $12,475
   9/30/2004              $16,105          $18,222          $12,502
  10/31/2004              $16,258          $18,379          $12,567
  11/30/2004              $16,087          $18,228          $12,574
  12/31/2004              $16,325          $18,450          $12,528
   1/31/2005              $16,560          $18,623          $12,554
   2/28/2005              $16,460          $18,561          $12,627


32 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Georgia state personal income tax bracket of 38.90%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 33

Your Fund's Expenses

FRANKLIN GEORGIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


34 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
  CLASS A                                        VALUE 8/31/04        VALUE 2/28/05     PERIOD* 8/31/04-2/28/05
----------------------------------------------------------------------------------------------------------------
  Actual                                             $1,000             $1,032.70                $3.78
----------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)           $1,000             $1,021.08                $3.76
----------------------------------------------------------------------------------------------------------------
  CLASS C
----------------------------------------------------------------------------------------------------------------
  Actual                                             $1,000             $1,029.60                $6.54
----------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)           $1,000             $1,018.35                $6.51
----------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.75% and C: 1.30%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 35

Franklin Kentucky Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Kentucky Tax-Free Income Fund seeks to provide high, current income exempt from federal and Kentucky state personal income taxes consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/05**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                    AAA ..........................  32.1%
                    AA ...........................  11.9%
                    A ............................  17.9%
                    BBB ..........................   5.2%
                    Below Investment Grade%.......   2.7%
                    Not Rated by S&P .............  30.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                           MOODY'S
AAA or Aaa                          23.6%
A                                    5.8%
BBB or Baa                           0.8%
-----------------------------------------
Total                               30.2%

--------------------------------------------------------------------------------

This annual report for Franklin Kentucky Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.51 on

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 110.


36 | Annual Report

February 29, 2004, to $11.41 on February 28, 2005. The Fund's Class A shares paid dividends totaling 48.45 cents per share for the same period.(2) The Performance Summary beginning on page 39 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.98%. An investor in the 2005 maximum combined federal and Kentucky state personal income tax bracket of 38.90% would need to earn a distribution rate of 6.51% from a taxable investment to match the Fund's Class A tax-free distribution rate.

COMMONWEALTH UPDATE

Kentucky's overall economic condition improved in 2004, as did the nation's. The commonwealth's unemployment rate fell from 5.7% to 5.2% during the year under review.(3) Contract construction accounted for the largest employment gains, mostly due to a strong housing market, which continued to benefit from historically low mortgage rates. In keeping with broader national trends, personal incomes also grew 4.3% in 2004.(4)

Uncertainty loomed over Kentucky's overall fiscal picture for much of the period as the commonwealth failed to adopt a budget prior to the start of the 2005-2006 biennial fiscal year for the second consecutive time. The commonwealth operated instead under the governor's emergency public services continuation plan that authorized expenditures and payment of debt service to avoid a shutdown. In late February, Kentucky's general assembly put an end to the longstanding legislative impasse, and approved a revised version of the governor's original budget and tax plan, aimed at stimulating economic development and reducing the tax burden on businesses and residents. While the budget primarily focused on expenditures from the state's general fund, the "tax modernization plan" represented the first overhaul of the state's tax code in more than a decade. Highlights of the new plan included increased cigarette and alcohol taxes, a repeal of the corporate license tax, and reductions in personal and corporate income tax top rates. Debt levels remained manageable at roughly $783 per capita and less than 3.3% of budget.(5)

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3)   Source: Bureau of Labor Statistics.

(4)   Source: Bureau of Economic Analysis.

(5)   Source: Moody's Investors Service, "New Issue: Kentucky (State of),"
      2/1/05.

DIVIDEND DISTRIBUTIONS(2)
Franklin Kentucky Tax-Free
Income Fund - Class A
3/1/04-2/28/05

--------------------------------------------------------------------------------
  MONTH                                                     DIVIDEND PER SHARE
--------------------------------------------------------------------------------
  March                                                             4.15 cents
--------------------------------------------------------------------------------
  April                                                             4.15 cents
--------------------------------------------------------------------------------
  May                                                               4.15 cents
--------------------------------------------------------------------------------
  June                                                              4.00 cents
--------------------------------------------------------------------------------
  July                                                              4.00 cents
--------------------------------------------------------------------------------
  August                                                            4.00 cents
--------------------------------------------------------------------------------
  September                                                         4.00 cents
--------------------------------------------------------------------------------
  October                                                           4.00 cents
--------------------------------------------------------------------------------
  November                                                          4.00 cents
--------------------------------------------------------------------------------
  December                                                          4.00 cents
--------------------------------------------------------------------------------
  January                                                           4.00 cents
--------------------------------------------------------------------------------
  February                                                          4.00 cents
--------------------------------------------------------------------------------
  TOTAL                                                            48.45 CENTS
--------------------------------------------------------------------------------


                                                              Annual Report | 37

PORTFOLIO BREAKDOWN
Franklin Kentucky Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
  Subject to Government Appropriations                                   39.5%
--------------------------------------------------------------------------------
  Utilities                                                              23.6%
--------------------------------------------------------------------------------
  General Obligation                                                      8.8%
--------------------------------------------------------------------------------
  Prerefunded                                                             8.6%
--------------------------------------------------------------------------------
  Hospital & Health Care                                                  7.3%
--------------------------------------------------------------------------------
  Transportation                                                          4.6%
--------------------------------------------------------------------------------
  Other Revenue                                                           3.9%
--------------------------------------------------------------------------------
  Tax-Supported                                                           1.9%
--------------------------------------------------------------------------------
  Corporate-Backed                                                        1.4%
--------------------------------------------------------------------------------
  Housing                                                                 0.4%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

Independent credit rating agency Moody's Investors Service assigned Kentucky's debt an Aa3 credit rating with a stable outlook.(6) The rating reflected the commonwealth's budgetary imbalance and deteriorating financial flexibility. The stable outlook, which was in jeopardy due to Kentucky's inability to enact a budget, is based on Moody's expectation that revenue will stabilize as the economy improves, and that fiscal operations will return to balance once a budget is approved.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

(6)   This does not indicate Moody's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


38 | Annual Report

Performance Summary as of 2/28/05

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------
  CLASS A                                                    CHANGE          2/28/05             2/29/04
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                      -$0.10           $11.41              $11.51
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
---------------------------------------------------------------------------------------------------------
  Dividend Income                                  $0.4845
---------------------------------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

---------------------------------------------------------------------------------------------------------
  CLASS A                                                   1-YEAR           5-YEAR             10-YEAR
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return(2)                                 +3.47%          +38.76%             +79.96%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return(3)                             -0.92%           +5.85%              +5.59%
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(4)                        -1.39%           +5.23%              +5.42%
---------------------------------------------------------------------------------------------------------
     Distribution Rate(5)                          3.98%
---------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(6)       6.51%
---------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(7)                  3.59%
---------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(6)                   5.88%
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 39

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS A                     2/28/05
-------------------------------------
 1-Year                       -0.92%
-------------------------------------
 5-Year                       +5.85%
-------------------------------------
 10-Year                      +5.59%
-------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS A (3/1/95-2/28/05)

                         Franklin          Lehman
                         Kentucky         Brothers
                         Tax-Free         Municipal
     Date              Income Fund      Bond Index(8)        CPI(8)
----------------       ------------     -------------     -----------
    3/1/1995              $ 9,574          $10,000          $10,000
   3/31/1995              $ 9,679          $10,115          $10,033
   4/30/1995              $ 9,686          $10,127          $10,066
   5/31/1995              $10,037          $10,450          $10,086
   6/30/1995              $ 9,891          $10,359          $10,106
   7/31/1995              $ 9,949          $10,457          $10,106
   8/31/1995              $10,079          $10,589          $10,133
   9/30/1995              $10,162          $10,656          $10,152
  10/31/1995              $10,342          $10,811          $10,186
  11/30/1995              $10,543          $10,991          $10,179
  12/31/1995              $10,664          $11,096          $10,172
   1/31/1996              $10,714          $11,180          $10,232
   2/29/1996              $10,601          $11,105          $10,265
   3/31/1996              $10,447          $10,963          $10,318
   4/30/1996              $10,439          $10,932          $10,358
   5/31/1996              $10,452          $10,928          $10,378
   6/30/1996              $10,587          $11,047          $10,384
   7/31/1996              $10,658          $11,147          $10,404
   8/31/1996              $10,658          $11,144          $10,424
   9/30/1996              $10,827          $11,300          $10,457
  10/31/1996              $10,960          $11,428          $10,490
  11/30/1996              $11,148          $11,637          $10,510
  12/31/1996              $11,120          $11,588          $10,510
   1/31/1997              $11,124          $11,610          $10,543
   2/28/1997              $11,225          $11,716          $10,577
   3/31/1997              $11,076          $11,560          $10,603
   4/30/1997              $11,175          $11,657          $10,616
   5/31/1997              $11,334          $11,832          $10,610
   6/30/1997              $11,459          $11,958          $10,623
   7/31/1997              $11,768          $12,289          $10,636
   8/31/1997              $11,684          $12,174          $10,656
   9/30/1997              $11,821          $12,319          $10,683
  10/31/1997              $11,890          $12,398          $10,709
  11/30/1997              $11,982          $12,471          $10,702
  12/31/1997              $12,163          $12,653          $10,689
   1/31/1998              $12,270          $12,783          $10,709
   2/28/1998              $12,281          $12,787          $10,729
   3/31/1998              $12,317          $12,799          $10,749
   4/30/1998              $12,270          $12,741          $10,769
   5/31/1998              $12,464          $12,942          $10,789
   6/30/1998              $12,517          $12,994          $10,802
   7/31/1998              $12,544          $13,026          $10,815
   8/31/1998              $12,721          $13,227          $10,828
   9/30/1998              $12,861          $13,392          $10,842
  10/31/1998              $12,831          $13,392          $10,868
  11/30/1998              $12,876          $13,439          $10,868
  12/31/1998              $12,907          $13,473          $10,861
   1/31/1999              $13,031          $13,633          $10,888
   2/28/1999              $12,962          $13,573          $10,901
   3/31/1999              $13,002          $13,592          $10,934
   4/30/1999              $13,022          $13,626          $11,014
   5/31/1999              $12,947          $13,547          $11,014
   6/30/1999              $12,766          $13,352          $11,014
   7/31/1999              $12,773          $13,401          $11,047
   8/31/1999              $12,613          $13,293          $11,074
   9/30/1999              $12,585          $13,299          $11,127
  10/31/1999              $12,384          $13,155          $11,146
  11/30/1999              $12,480          $13,295          $11,153
  12/31/1999              $12,362          $13,196          $11,153
   1/31/2000              $12,252          $13,138          $11,186
   2/29/2000              $12,426          $13,291          $11,252
   3/31/2000              $12,733          $13,581          $11,345
   4/30/2000              $12,598          $13,501          $11,352
   5/31/2000              $12,457          $13,431          $11,365
   6/30/2000              $12,804          $13,787          $11,425
   7/31/2000              $13,023          $13,979          $11,451
   8/31/2000              $13,241          $14,194          $11,451
   9/30/2000              $13,136          $14,120          $11,511
  10/31/2000              $13,296          $14,274          $11,531
  11/30/2000              $13,416          $14,382          $11,537
  12/31/2000              $13,783          $14,738          $11,531
   1/31/2001              $13,846          $14,884          $11,604
   2/28/2001              $13,877          $14,931          $11,650
   3/31/2001              $14,016          $15,065          $11,677
   4/30/2001              $13,838          $14,901          $11,723
   5/31/2001              $13,988          $15,062          $11,776
   6/30/2001              $14,122          $15,163          $11,796
   7/31/2001              $14,341          $15,387          $11,763
   8/31/2001              $14,556          $15,641          $11,763
   9/30/2001              $14,393          $15,588          $11,816
  10/31/2001              $14,603          $15,774          $11,776
  11/30/2001              $14,491          $15,641          $11,756
  12/31/2001              $14,337          $15,493          $11,710
   1/31/2002              $14,549          $15,762          $11,736
   2/28/2002              $14,724          $15,952          $11,783
   3/31/2002              $14,490          $15,639          $11,849
   4/30/2002              $14,726          $15,945          $11,915
   5/31/2002              $14,811          $16,041          $11,915
   6/30/2002              $14,973          $16,211          $11,922
   7/31/2002              $15,145          $16,420          $11,935
   8/31/2002              $15,283          $16,617          $11,975
   9/30/2002              $15,559          $16,981          $11,995
  10/31/2002              $15,240          $16,699          $12,015
  11/30/2002              $15,188          $16,630          $12,015
  12/31/2002              $15,523          $16,981          $11,988
   1/31/2003              $15,456          $16,938          $12,041
   2/28/2003              $15,663          $17,175          $12,134
   3/31/2003              $15,655          $17,185          $12,207
   4/30/2003              $15,740          $17,299          $12,180
   5/31/2003              $16,121          $17,704          $12,160
   6/30/2003              $16,066          $17,628          $12,174
   7/31/2003              $15,420          $17,011          $12,187
   8/31/2003              $15,560          $17,138          $12,233
   9/30/2003              $16,088          $17,642          $12,273
  10/31/2003              $15,994          $17,553          $12,260
  11/30/2003              $16,162          $17,736          $12,227
  12/31/2003              $16,326          $17,883          $12,213
   1/31/2004              $16,414          $17,986          $12,273
   2/29/2004              $16,670          $18,256          $12,339
   3/31/2004              $16,661          $18,193          $12,419
   4/30/2004              $16,243          $17,762          $12,459
   5/31/2004              $16,123          $17,697          $12,531
   6/30/2004              $16,200          $17,762          $12,571
   7/31/2004              $16,437          $17,996          $12,551
   8/31/2004              $16,720          $18,356          $12,558
   9/30/2004              $16,807          $18,454          $12,584
  10/31/2004              $16,981          $18,612          $12,651
  11/30/2004              $16,863          $18,459          $12,657
  12/31/2004              $17,089          $18,684          $12,611
   1/31/2005              $17,295          $18,859          $12,638
   2/28/2005              $17,229          $18,796          $12,710


40 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.50%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the 3.95 cent per share current monthly dividend and the maximum offering price of $11.92 per share on 2/28/05.

(6) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Kentucky state personal income tax bracket of 38.90%, based on the federal income tax rate of 35.00%.

(7) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(8) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 41

Your Fund's Expenses

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


42 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                        VALUE 8/31/04       VALUE 2/28/05   PERIOD* 8/31/04-2/28/05
-------------------------------------------------------------------------------------------------------------
  Actual                                             $1,000            $1,031.60             $3.78
-------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)           $1,000            $1,021.08             $3.76
-------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.75%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 43

Franklin Louisiana Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Louisiana Tax-Free Income Fund seeks to provide high, current income exempt from federal and Louisiana state personal income taxes consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                % OF TOTAL
  RATINGS                                                LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
  AAA                                                            70.9%
--------------------------------------------------------------------------------
  AA                                                              0.9%
--------------------------------------------------------------------------------
  A                                                               3.4%
--------------------------------------------------------------------------------
  BBB                                                            10.0%
--------------------------------------------------------------------------------
  Below Investment Grade                                          5.7%
--------------------------------------------------------------------------------
  Not Rated by S&P                                                9.1%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                  MOODY'S    INTERNAL
AAA or Aaa                  6.9%        0.8%
A                           1.4%         --
--------------------------------------------
Total                       8.3%        0.8%

--------------------------------------------------------------------------------

This annual report for Franklin Louisiana Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.81 on February 29, 2004, to $11.68 on February 28, 2005. The Fund's Class A

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 115.


44 | Annual Report

DIVIDEND DISTRIBUTIONS(2)
Franklin Louisiana Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                         DIVIDEND PER SHARE
                                                  ------------------------------
  MONTH                                             CLASS A           CLASS C
--------------------------------------------------------------------------------
  March                                            4.30 cents       3.74 cents
--------------------------------------------------------------------------------
  April                                            4.30 cents       3.74 cents
--------------------------------------------------------------------------------
  May                                              4.30 cents       3.74 cents
--------------------------------------------------------------------------------
  June                                             4.26 cents       3.73 cents
--------------------------------------------------------------------------------
  July                                             4.26 cents       3.73 cents
--------------------------------------------------------------------------------
  August                                           4.26 cents       3.73 cents
--------------------------------------------------------------------------------
  September                                        4.26 cents       3.74 cents
--------------------------------------------------------------------------------
  October                                          4.26 cents       3.74 cents
--------------------------------------------------------------------------------
  November                                         4.26 cents       3.74 cents
--------------------------------------------------------------------------------
  December                                         4.26 cents       3.70 cents
--------------------------------------------------------------------------------
  January                                          4.26 cents       3.70 cents
--------------------------------------------------------------------------------
  February                                         4.26 cents       3.70 cents
--------------------------------------------------------------------------------
  TOTAL                                           51.24 CENTS      44.73 CENTS
--------------------------------------------------------------------------------

shares paid dividends totaling 51.24 cents per share for the same period.(2) The Performance Summary beginning on page 48 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.19% based on an annualization of the current 4.26 cent per share dividend and the maximum offering price of $12.20 on February 28, 2005. An investor in the 2005 maximum combined federal and Louisiana state personal income tax bracket of 38.90% would need to earn a distribution rate of 6.86% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Louisiana's economy recovered at a slower pace than the nation's during the year under review, with above average unemployment and moderate personal income growth. The state's economy diversified somewhat with the education and health services sectors producing the largest gains in 2004. While professional services and manufacturing remained flat, a year without manufacturing sector losses was a welcome reprieve from

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 45

PORTFOLIO BREAKDOWN
Franklin Louisiana Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
  Utilities                                                              15.7%
--------------------------------------------------------------------------------
  Tax-Supported                                                          15.6%
--------------------------------------------------------------------------------
  Higher Education                                                       15.1%
--------------------------------------------------------------------------------
  Other Revenue                                                           9.4%
--------------------------------------------------------------------------------
  Prerefunded                                                             9.4%
--------------------------------------------------------------------------------
  Subject to Government Appropriations                                    9.3%
--------------------------------------------------------------------------------
  Hospital & Health Care                                                  8.9%
--------------------------------------------------------------------------------
  General Obligation                                                      6.6%
--------------------------------------------------------------------------------
  Housing                                                                 4.8%
--------------------------------------------------------------------------------
  Transportation                                                          2.6%
--------------------------------------------------------------------------------
  Corporate-Backed                                                        2.6%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

the sector's previous five years of steady declines. Louisiana's economy remained heavily dependent on oil and gas, but state employment saw little benefit from rising oil prices due to lack of production and exploration. Hurricane Hugo also caused many offshore rigs to temporarily shut down, thereby eliminating industry jobs. The most notable losses, however, occurred in the high-paying petrochemical industry due to slack demand, high natural gas prices and rising foreign competition.

Louisiana's financial picture improved in 2004 with better than expected revenues, largely the result of increased severance and royalty tax collections made possible by high oil and natural gas prices. Most of the state's key revenue sources such as individual and corporate income taxes, severance and royalty taxes, and even its broad-based sales tax are linked either directly or indirectly to the oil and gas industry, which has led to unstable financial operations in the past. In a renewed effort to address budget gaps while continuing to face rising pressure from Medicaid, education and social services, the state implemented staff cuts, reinstated a temporary sales tax, redirected a portion of its mineral revenues to the general fund, and placed added emphasis to matching recurring expenditures to recurring revenues. Louisiana's debt ratios have dropped significantly due to reduced borrowing, economic gains and the adoption of debt limitation measures.

Independent credit rating agency Standard & Poor's assigned Louisiana's general obligation bonds an A+ rating with a stable outlook.(3) The rating reflected the state's improved financial condition, based on disciplined budget management and a sustained commitment to reducing its now moderate debt burden.

(3)   This does not indicate Standard & Poor's rating of the Fund.


46 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 47

Performance Summary as of 2/28/05

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------------------------
  CLASS A                                                    CHANGE          2/28/05             2/29/04
------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                      -$0.13           $11.68              $11.81
------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
------------------------------------------------------------------------------------------------------------
  Dividend Income                                  $0.5124
------------------------------------------------------------------------------------------------------------
  CLASS C                                                    CHANGE          2/28/05             2/29/04
------------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                      -$0.12           $11.79              $11.91
------------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
------------------------------------------------------------------------------------------------------------
  Dividend Income                                  $0.4473
------------------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------------
  CLASS A                                                    1-YEAR           5-YEAR           10-YEAR
------------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +3.36%          +40.89%           +77.96%
------------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             -1.00%           +6.17%            +5.47%
------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        -1.36%           +5.56%            +5.37%
------------------------------------------------------------------------------------------------------------
     Distribution Rate(4)                          4.19%
------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)       6.86%
------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                  3.35%
------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                   5.48%
------------------------------------------------------------------------------------------------------------
  CLASS C                                                    1-YEAR           5-YEAR     INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +2.84%          +37.16%           +67.99%
------------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             +1.85%           +6.52%            +5.42%
------------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        +1.50%           +5.92%            +5.31%
------------------------------------------------------------------------------------------------------------
     Distribution Rate(4)                          3.77%
------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)       6.17%
------------------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                  2.96%
------------------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                   4.84%
------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


48 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS A                     2/28/05
-------------------------------------
 1-Year                       -1.00%
-------------------------------------
 5-Year                       +6.17%
-------------------------------------
 10-Year                      +5.47%
-------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS A (3/1/95-2/28/05)

                         Franklin          Lehman
                         Louisiana        Brothers
                         Tax-Free         Municipal
     Date              Income Fund      Bond Index(7)        CPI(7)
----------------       ------------     -------------     -----------
    3/1/1995                 9575           10000            10000
   3/31/1995                 9627           10115            10033
   4/30/1995                 9653           10127            10066
   5/31/1995                 9886           10450            10086
   6/30/1995                 9821           10359            10106
   7/31/1995                 9888           10457            10106
   8/31/1995                 9979           10589            10133
   9/30/1995                10052           10656            10152
  10/31/1995                10182           10811            10186
  11/30/1995                10332           10991            10179
  12/31/1995                10424           11096            10172
   1/31/1996                10466           11180            10232
   2/29/1996                10414           11105            10265
   3/31/1996                10325           10963            10318
   4/30/1996                10310           10932            10358
   5/31/1996                10345           10928            10378
   6/30/1996                10449           11047            10384
   7/31/1996                10529           11147            10404
   8/31/1996                10560           11144            10424
   9/30/1996                10687           11300            10457
  10/31/1996                10789           11428            10490
  11/30/1996                10953           11637            10510
  12/31/1996                10929           11588            10510
   1/31/1997                10945           11610            10543
   2/28/1997                11035           11716            10577
   3/31/1997                10944           11560            10603
   4/30/1997                11013           11657            10616
   5/31/1997                11138           11832            10610
   6/30/1997                11262           11958            10623
   7/31/1997                11512           12289            10636
   8/31/1997                11444           12174            10656
   9/30/1997                11578           12319            10683
  10/31/1997                11655           12398            10709
  11/30/1997                11725           12471            10702
  12/31/1997                11893           12653            10689
   1/31/1998                11979           12783            10709
   2/28/1998                11971           12787            10729
   3/31/1998                11998           12799            10749
   4/30/1998                11965           12741            10769
   5/31/1998                12122           12942            10789
   6/30/1998                12163           12994            10802
   7/31/1998                12181           13026            10815
   8/31/1998                12342           13227            10828
   9/30/1998                12477           13392            10842
  10/31/1998                12449           13392            10868
  11/30/1998                12494           13439            10868
  12/31/1998                12534           13473            10861
   1/31/1999                12642           13633            10888
   2/28/1999                12596           13573            10901
   3/31/1999                12635           13592            10934
   4/30/1999                12666           13626            11014
   5/31/1999                12595           13547            11014
   6/30/1999                12432           13352            11014
   7/31/1999                12429           13401            11047
   8/31/1999                12265           13293            11074
   9/30/1999                12250           13299            11127
  10/31/1999                12056           13155            11146
  11/30/1999                12161           13295            11153
  12/31/1999                12048           13196            11153
   1/31/2000                11943           13138            11186
   2/29/2000                12100           13291            11252
   3/31/2000                12395           13581            11345
   4/30/2000                12312           13501            11352
   5/31/2000                12236           13431            11365
   6/30/2000                12548           13787            11425
   7/31/2000                12712           13979            11451
   8/31/2000                12910           14194            11451
   9/30/2000                12846           14120            11511
  10/31/2000                13000           14274            11531
  11/30/2000                13139           14382            11537
  12/31/2000                13457           14738            11531
   1/31/2001                13516           14884            11604
   2/28/2001                13559           14931            11650
   3/31/2001                13669           15065            11677
   4/30/2001                13534           14901            11723
   5/31/2001                13677           15062            11776
   6/30/2001                13757           15163            11796
   7/31/2001                13992           15387            11763
   8/31/2001                14199           15641            11763
   9/30/2001                14141           15588            11816
  10/31/2001                14367           15774            11776
  11/30/2001                14274           15641            11756
  12/31/2001                14118           15493            11710
   1/31/2002                14314           15762            11736
   2/28/2002                14473           15952            11783
   3/31/2002                14239           15639            11849
   4/30/2002                14482           15945            11915
   5/31/2002                14542           16041            11915
   6/30/2002                14687           16211            11922
   7/31/2002                14856           16420            11935
   8/31/2002                14978           16617            11975
   9/30/2002                15286           16981            11995
  10/31/2002                15046           16699            12015
  11/30/2002                15000           16630            12015
  12/31/2002                15288           16981            11988
   1/31/2003                15256           16938            12041
   2/28/2003                15420           17175            12134
   3/31/2003                15445           17185            12207
   4/30/2003                15558           17299            12180
   5/31/2003                15916           17704            12160
   6/30/2003                15855           17628            12174
   7/31/2003                15278           17011            12187
   8/31/2003                15443           17138            12233
   9/30/2003                15900           17642            12273
  10/31/2003                15786           17553            12260
  11/30/2003                15936           17736            12227
  12/31/2003                16082           17883            12213
   1/31/2004                16296           17986            12273
   2/29/2004                16505           18256            12339
   3/31/2004                16485           18193            12419
   4/30/2004                16097           17762            12459
   5/31/2004                16068           17697            12531
   6/30/2004                16118           17762            12571
   7/31/2004                16321           17996            12551
   8/31/2004                16612           18356            12558
   9/30/2004                16700           18454            12584
  10/31/2004                16872           18612            12651
  11/30/2004                16718           18459            12657
  12/31/2004                16941           18684            12611
   1/31/2005                17129           18859            12638
   2/28/2005                17039           18796            12710

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS C                     2/28/05
-------------------------------------
 1-Year                       +1.85%
-------------------------------------
 5-Year                       +6.52%
-------------------------------------
 Since Inception (5/1/95)     +5.42%
-------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS C (5/1/95-2/28/05)

                         Franklin          Lehman
                         Louisiana        Brothers
                         Tax-Free         Municipal
     Date              Income Fund      Bond Index(7)        CPI(7)
----------------       ------------     -------------     -----------
    5/1/1995                10000           10000            10000
   5/31/1995                10245           10319            10020
   6/30/1995                10180           10229            10039
   7/31/1995                10262           10326            10039
   8/31/1995                10351           10457            10066
   9/30/1995                10412           10523            10086
  10/31/1995                10551           10676            10118
  11/30/1995                10699           10853            10112
  12/31/1995                10798           10957            10105
   1/31/1996                10836           11040            10165
   2/29/1996                10777           10966            10197
   3/31/1996                10671           10825            10250
   4/30/1996                10660           10795            10290
   5/31/1996                10690           10791            10309
   6/30/1996                10782           10908            10316
   7/31/1996                10869           11007            10336
   8/31/1996                10896           11004            10355
   9/30/1996                11021           11158            10388
  10/31/1996                11120           11285            10421
  11/30/1996                11282           11491            10441
  12/31/1996                11250           11443            10441
   1/31/1997                11269           11464            10474
   2/28/1997                11345           11569            10507
   3/31/1997                11255           11415            10533
   4/30/1997                11321           11511            10546
   5/31/1997                11453           11684            10540
   6/30/1997                11564           11808            10553
   7/31/1997                11825           12136            10566
   8/31/1997                11752           12022            10586
   9/30/1997                11873           12164            10612
  10/31/1997                11947           12243            10639
  11/30/1997                12014           12315            10632
  12/31/1997                12178           12494            10619
   1/31/1998                12260           12623            10639
   2/28/1998                12257           12627            10658
   3/31/1998                12267           12638            10678
   4/30/1998                12229           12581            10698
   5/31/1998                12393           12780            10718
   6/30/1998                12430           12831            10731
   7/31/1998                12441           12863            10744
   8/31/1998                12598           13062            10757
   9/30/1998                12719           13224            10770
  10/31/1998                12696           13224            10797
  11/30/1998                12736           13270            10797
  12/31/1998                12760           13304            10790
   1/31/1999                12875           13462            10816
   2/28/1999                12823           13403            10829
   3/31/1999                12867           13422            10862
   4/30/1999                12881           13455            10941
   5/31/1999                12804           13377            10941
   6/30/1999                12632           13185            10941
   7/31/1999                12622           13233            10974
   8/31/1999                12450           13127            11001
   9/30/1999                12430           13132            11053
  10/31/1999                12230           12990            11073
  11/30/1999                12331           13128            11080
  12/31/1999                12211           13030            11080
   1/31/2000                12101           12974            11113
   2/29/2000                12254           13124            11178
   3/31/2000                12545           13411            11271
   4/30/2000                12456           13332            11277
   5/31/2000                12373           13263            11290
   6/30/2000                12681           13614            11350
   7/31/2000                12839           13803            11376
   8/31/2000                13045           14016            11376
   9/30/2000                12962           13943            11435
  10/31/2000                13112           14095            11455
  11/30/2000                13245           14202            11461
  12/31/2000                13570           14553            11455
   1/31/2001                13623           14697            11527
   2/28/2001                13659           14744            11573
   3/31/2001                13762           14876            11600
   4/30/2001                13620           14715            11646
   5/31/2001                13758           14873            11698
   6/30/2001                13843           14973            11718
   7/31/2001                14059           15194            11685
   8/31/2001                14271           15445            11685
   9/30/2001                14196           15393            11738
  10/31/2001                14414           15576            11698
  11/30/2001                14326           15445            11679
  12/31/2001                14153           15299            11633
   1/31/2002                14341           15564            11659
   2/28/2002                14505           15752            11705
   3/31/2002                14264           15443            11771
   4/30/2002                14498           15745            11837
   5/31/2002                14550           15841            11837
   6/30/2002                14687           16008            11843
   7/31/2002                14847           16214            11856
   8/31/2002                14961           16409            11896
   9/30/2002                15259           16768            11916
  10/31/2002                15015           16490            11935
  11/30/2002                14974           16422            11935
  12/31/2002                15239           16768            11909
   1/31/2003                15213           16726            11962
   2/28/2003                15370           16960            12054
   3/31/2003                15387           16970            12126
   4/30/2003                15492           17082            12100
   5/31/2003                15837           17482            12080
   6/30/2003                15769           17407            12093
   7/31/2003                15192           16798            12107
   8/31/2003                15333           16924            12153
   9/30/2003                15789           17421            12192
  10/31/2003                15654           17333            12179
  11/30/2003                15809           17514            12146
  12/31/2003                15945           17659            12133
   1/31/2004                16148           17760            12192
   2/29/2004                16345           18028            12258
   3/31/2004                16317           17965            12337
   4/30/2004                15943           17539            12377
   5/31/2004                15894           17476            12449
   6/30/2004                15950           17539            12488
   7/31/2004                16127           17770            12469
   8/31/2004                16404           18126            12475
   9/30/2004                16497           18222            12502
  10/31/2004                16646           18379            12567
  11/30/2004                16488           18228            12574
  12/31/2004                16710           18450            12528
   1/31/2005                16886           18623            12554
   2/28/2005                16799           18561            12627


                                                              Annual Report | 49

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Louisiana state personal income tax bracket of 38.90%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


50 | Annual Report

Your Fund's Expenses

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 =  $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 51

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------
                                               BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                        VALUE 8/31/04       VALUE 2/28/05    PERIOD* 8/31/04-2/28/05
--------------------------------------------------------------------------------------------------------------
  Actual                                             $1,000            $1,026.80               $3.72
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)           $1,000            $1,021.12               $3.71
--------------------------------------------------------------------------------------------------------------
  CLASS C
--------------------------------------------------------------------------------------------------------------
  Actual                                             $1,000            $1,024.70               $6.48
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)           $1,000            $1,018.40               $6.46
--------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.74% and C: 1.29%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


52 | Annual Report

Franklin Maryland Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Maryland Tax-Free Income Fund seeks to provide high, current income exempt from federal and Maryland state and local personal income taxes consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/05**

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                  AAA ........................    49.0%
                  AA .........................    19.6%
                  A ..........................    10.6%
                  BBB ........................     5.3%
                  Not Rated by S&P ...........    15.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                  MOODY'S     INTERNAL
AAA or Aaa                  4.0%           --
AA or Aa                    3.5%           --
A                           3.3%           --
BBB or Baa                  3.3%          1.4%
----------------------------------------------
Total                      14.1%          1.4%

--------------------------------------------------------------------------------

This annual report for Franklin Maryland Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 120.


                                                              Annual Report | 53

DIVIDEND DISTRIBUTIONS(2)
Franklin Maryland Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                                --------------------------------
  MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
  March                                          4.30 cents         3.71 cents
--------------------------------------------------------------------------------
  April                                          4.30 cents         3.71 cents
--------------------------------------------------------------------------------
  May                                            4.30 cents         3.71 cents
--------------------------------------------------------------------------------
  June                                           4.27 cents         3.74 cents
--------------------------------------------------------------------------------
  July                                           4.27 cents         3.74 cents
--------------------------------------------------------------------------------
  August                                         4.27 cents         3.74 cents
--------------------------------------------------------------------------------
  September                                      4.27 cents         3.75 cents
--------------------------------------------------------------------------------
  October                                        4.27 cents         3.75 cents
--------------------------------------------------------------------------------
  November                                       4.27 cents         3.75 cents
--------------------------------------------------------------------------------
  December                                       4.27 cents         3.71 cents
--------------------------------------------------------------------------------
  January                                        4.27 cents         3.71 cents
--------------------------------------------------------------------------------
  February                                       4.27 cents         3.71 cents
--------------------------------------------------------------------------------
  TOTAL                                         51.33 CENTS        44.73 CENTS
--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.93 on Feb-ruary 29, 2004, to $11.80 on February 28, 2005. The Fund's Class A shares paid dividends totaling 51.33 cents per share for the same period.(2) The Performance Summary beginning on page 57 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.10% based on an annualization of the current 4.21 cent per share dividend and the maximum offering price of $12.32 on February 28, 2005. An investor in the 2005 maximum combined federal and Maryland state and local personal income tax bracket of 40.17% would need to earn a distribution rate of 6.85% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Maryland's economy rebounded strongly in 2004, and continued to outperform the nation's. Its well-diversified economic base, anchored by the services, trade and government sectors, consistently delivered positive employment growth

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


54 | Annual Report
between 2001 and 2003, while many other states were in negative territory during the same period. Total nonfarm payrolls increased 1.7% during the period under review.(3) The federal government continued to benefit Maryland proportionately more than other states due to its geographic proximity to the nation's capital. Health institution and biotech companies, also heavily supported by government grants, continued to add strength and diversification to Maryland's economy. Personal incomes remained well above the national average.

With continued improvement in the national economy, Maryland ended the year with a budget surplus, mostly driven by increased income and sales tax receipts in 2004. Consequently, 2005 estimates were revised upward. Maryland reduced expenditures and relied on revenue transfers from nongeneral fund sources to maintain a balanced budget and continues to operate under austerity measures, including a hiring freeze, work staff reductions and reducing aid to local governments. To address increased expenses for education and Medicaid, the state's administration was quick to identify new revenue sources, mostly through fees and fund transfers.

Independent credit rating agencies Standard & Poor's and Moody's Investor's Service assigned Maryland's general obligation bonds the highest ratings of AAA and Aaa with a stable outlook.(4) The AAA rating, held for more than 30 years through various economic cycles, substantiated Maryland's long history of balanced budgets, sound liquidity and a manageable debt burden that is constitutionally limited.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

(3)   Source: Bureau of Labor Statistics.

(4)   These do not indicate ratings of the Fund.

PORTFOLIO BREAKDOWN
Franklin Maryland Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
  Hospital & Health Care                                                 21.2%
--------------------------------------------------------------------------------
  Transportation                                                         16.1%
--------------------------------------------------------------------------------
  Prerefunded                                                            15.8%
--------------------------------------------------------------------------------
  Higher Education                                                       12.5%
--------------------------------------------------------------------------------
  Utilities                                                              12.3%
--------------------------------------------------------------------------------
  General Obligation                                                      9.0%
--------------------------------------------------------------------------------
  Housing                                                                 5.6%
--------------------------------------------------------------------------------
  Subject to Government Appropriations                                    5.0%
--------------------------------------------------------------------------------
  Tax-Supported                                                           1.4%
--------------------------------------------------------------------------------
  Other Revenue                                                           0.6%
--------------------------------------------------------------------------------
  Corporate-Backed                                                        0.5%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                              Annual Report | 55

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


56 |  Annual Report

Performance Summary as of 2/28/05

FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
  CLASS A                                         CHANGE    2/28/05    2/29/04
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                           -$0.13     $11.80     $11.93
--------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
--------------------------------------------------------------------------------
  Dividend Income                      $0.5133
--------------------------------------------------------------------------------
  CLASS C                                         CHANGE    2/28/05    2/29/04
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                           -$0.12     $11.93     $12.05
--------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
--------------------------------------------------------------------------------
  Dividend Income                      $0.4473
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                                   1-YEAR     5-YEAR        10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +3.34%    +40.35%        +78.96%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             -1.06%     +6.09%         +5.54%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        -1.26%     +5.53%         +5.39%
-----------------------------------------------------------------------------------------------------
     Distribution Rate(4)                          4.10%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)       6.85%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                  3.30%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                   5.52%
-----------------------------------------------------------------------------------------------------
  CLASS C                                                   1-YEAR     5-YEAR     INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +2.73%    +36.58%        +68.79%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             +1.74%     +6.43%         +5.47%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        +1.65%     +5.87%         +5.38%
-----------------------------------------------------------------------------------------------------
     Distribution Rate(4)                          3.66%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)       6.12%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                  2.91%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                   4.86%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 57

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
 CLASS A                            2/28/05
--------------------------------------------
 1-Year                              -1.06%
--------------------------------------------
 5-Year                              +6.09%
--------------------------------------------
 10-Year                             +5.54%
--------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

CLASS A (3/1/95-2/28/05)

                         Franklin          Lehman
                         Maryland         Brothers
                         Tax-Free         Municipal
      Date             Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     3/1/1995              9579             10000           10000
    3/31/1995              9673             10115           10033
    4/30/1995              9680             10127           10066
    5/31/1995              9940             10450           10086
    6/30/1995              9863             10359           10106
    7/31/1995             10001             10457           10106
    8/31/1995             10119             10589           10133
    9/30/1995             10200             10656           10152
   10/31/1995             10321             10811           10186
   11/30/1995             10479             10991           10179
   12/31/1995             10578             11096           10172
    1/31/1996             10619             11180           10232
    2/29/1996             10556             11105           10265
    3/31/1996             10436             10963           10318
    4/30/1996             10428             10932           10358
    5/31/1996             10434             10928           10378
    6/30/1996             10536             11047           10384
    7/31/1996             10624             11147           10404
    8/31/1996             10616             11144           10424
    9/30/1996             10770             11300           10457
   10/31/1996             10871             11428           10490
   11/30/1996             11044             11637           10510
   12/31/1996             10998             11588           10510
    1/31/1997             11013             11610           10543
    2/28/1997             11111             11716           10577
    3/31/1997             10977             11560           10603
    4/30/1997             11064             11657           10616
    5/31/1997             11207             11832           10610
    6/30/1997             11317             11958           10623
    7/31/1997             11594             12289           10636
    8/31/1997             11512             12174           10656
    9/30/1997             11643             12319           10683
   10/31/1997             11707             12398           10709
   11/30/1997             11784             12471           10702
   12/31/1997             11937             12653           10689
    1/31/1998             12029             12783           10709
    2/28/1998             12028             12787           10729
    3/31/1998             12051             12799           10749
    4/30/1998             12037             12741           10769
    5/31/1998             12201             12942           10789
    6/30/1998             12255             12994           10802
    7/31/1998             12291             13026           10815
    8/31/1998             12449             13227           10828
    9/30/1998             12572             13392           10842
   10/31/1998             12585             13392           10868
   11/30/1998             12616             13439           10868
   12/31/1998             12642             13473           10861
    1/31/1999             12747             13633           10888
    2/28/1999             12710             13573           10901
    3/31/1999             12734             13592           10934
    4/30/1999             12783             13626           11014
    5/31/1999             12721             13547           11014
    6/30/1999             12543             13352           11014
    7/31/1999             12569             13401           11047
    8/31/1999             12378             13293           11074
    9/30/1999             12350             13299           11127
   10/31/1999             12152             13155           11146
   11/30/1999             12277             13295           11153
   12/31/1999             12161             13196           11153
    1/31/2000             12075             13138           11186
    2/29/2000             12218             13291           11252
    3/31/2000             12500             13581           11345
    4/30/2000             12460             13501           11352
    5/31/2000             12358             13431           11365
    6/30/2000             12668             13787           11425
    7/31/2000             12866             13979           11451
    8/31/2000             13086             14194           11451
    9/30/2000             13043             14120           11511
   10/31/2000             13172             14274           11531
   11/30/2000             13285             14382           11537
   12/31/2000             13577             14738           11531
    1/31/2001             13660             14884           11604
    2/28/2001             13738             14931           11650
    3/31/2001             13834             15065           11677
    4/30/2001             13722             14901           11723
    5/31/2001             13840             15062           11776
    6/30/2001             13955             15163           11796
    7/31/2001             14152             15387           11763
    8/31/2001             14370             15641           11763
    9/30/2001             14324             15588           11816
   10/31/2001             14498             15774           11776
   11/30/2001             14403             15641           11756
   12/31/2001             14272             15493           11710
    1/31/2002             14466             15762           11736
    2/28/2002             14623             15952           11783
    3/31/2002             14375             15639           11849
    4/30/2002             14603             15945           11915
    5/31/2002             14751             16041           11915
    6/30/2002             14869             16211           11922
    7/31/2002             15050             16420           11935
    8/31/2002             15198             16617           11975
    9/30/2002             15491             16981           11995
   10/31/2002             15239             16699           12015
   11/30/2002             15204             16630           12015
   12/31/2002             15489             16981           11988
    1/31/2003             15496             16938           12041
    2/28/2003             15672             17175           12134
    3/31/2003             15696             17185           12207
    4/30/2003             15821             17299           12180
    5/31/2003             16150             17704           12160
    6/30/2003             16102             17628           12174
    7/31/2003             15540             17011           12187
    8/31/2003             15677             17138           12233
    9/30/2003             16037             17642           12273
   10/31/2003             15965             17553           12260
   11/30/2003             16128             17736           12227
   12/31/2003             16275             17883           12213
    1/31/2004             16363             17986           12273
    2/29/2004             16597             18256           12339
    3/31/2004             16563             18193           12419
    4/30/2004             16206             17762           12459
    5/31/2004             16149             17697           12531
    6/30/2004             16199             17762           12571
    7/31/2004             16387             17996           12551
    8/31/2004             16662             18356           12558
    9/30/2004             16764             18454           12584
   10/31/2004             16893             18612           12651
   11/30/2004             16768             18459           12657
   12/31/2004             16974             18684           12611
    1/31/2005             17176             18859           12638
    2/28/2005             17142             18796           12710

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
 CLASS C                            2/28/05
--------------------------------------------
 1-Year                              +1.74%
--------------------------------------------
 5-Year                              +6.43%
--------------------------------------------
 Since Inception (5/1/95)            +5.47%
--------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

CLASS C (5/1/95-2/28/05)

                         Franklin          Lehman
                         Maryland         Brothers
                         Tax-Free         Municipal
      Date             Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     5/1/1995             10000            10000            10000
    5/31/1995             10281            10319            10020
    6/30/1995             10196            10229            10039
    7/31/1995             10340            10326            10039
    8/31/1995             10456            10457            10066
    9/30/1995             10525            10523            10086
   10/31/1995             10663            10676            10118
   11/30/1995             10820            10853            10112
   12/31/1995             10917            10957            10105
    1/31/1996             10962            11040            10165
    2/29/1996             10906            10966            10197
    3/31/1996             10787            10825            10250
    4/30/1996             10765            10795            10290
    5/31/1996             10773            10791            10309
    6/30/1996             10864            10908            10316
    7/31/1996             10948            11007            10336
    8/31/1996             10944            11004            10355
    9/30/1996             11087            11158            10388
   10/31/1996             11195            11285            10421
   11/30/1996             11357            11491            10441
   12/31/1996             11315            11443            10441
    1/31/1997             11323            11464            10474
    2/28/1997             11417            11569            10507
    3/31/1997             11274            11415            10533
    4/30/1997             11358            11511            10546
    5/31/1997             11509            11684            10540
    6/30/1997             11616            11808            10553
    7/31/1997             11894            12136            10566
    8/31/1997             11804            12022            10586
    9/30/1997             11932            12164            10612
   10/31/1997             11992            12243            10639
   11/30/1997             12065            12315            10632
   12/31/1997             12225            12494            10619
    1/31/1998             12302            12623            10639
    2/28/1998             12295            12627            10658
    3/31/1998             12323            12638            10678
    4/30/1998             12292            12581            10698
    5/31/1998             12464            12780            10718
    6/30/1998             12513            12831            10731
    7/31/1998             12543            12863            10744
    8/31/1998             12697            13062            10757
    9/30/1998             12817            13224            10770
   10/31/1998             12823            13224            10797
   11/30/1998             12849            13270            10797
   12/31/1998             12869            13304            10790
    1/31/1999             12970            13462            10816
    2/28/1999             12926            13403            10829
    3/31/1999             12954            13422            10862
    4/30/1999             12986            13455            10941
    5/31/1999             12918            13377            10941
    6/30/1999             12733            13185            10941
    7/31/1999             12753            13233            10974
    8/31/1999             12556            13127            11001
    9/30/1999             12520            13132            11053
   10/31/1999             12316            12990            11073
   11/30/1999             12436            13128            11080
   12/31/1999             12313            13030            11080
    1/31/2000             12223            12974            11113
    2/29/2000             12361            13124            11178
    3/31/2000             12650            13411            11271
    4/30/2000             12593            13332            11277
    5/31/2000             12496            13263            11290
    6/30/2000             12801            13614            11350
    7/31/2000             12982            13803            11376
    8/31/2000             13197            14016            11376
    9/30/2000             13148            13943            11435
   10/31/2000             13284            14095            11455
   11/30/2000             13391            14202            11461
   12/31/2000             13677            14553            11455
    1/31/2001             13752            14697            11527
    2/28/2001             13823            14744            11573
    3/31/2001             13924            14876            11600
    4/30/2001             13793            14715            11646
    5/31/2001             13916            14873            11698
    6/30/2001             14025            14973            11718
    7/31/2001             14214            15194            11685
    8/31/2001             14424            15445            11685
    9/30/2001             14372            15393            11738
   10/31/2001             14539            15576            11698
   11/30/2001             14439            15445            11679
   12/31/2001             14302            15299            11633
    1/31/2002             14488            15564            11659
    2/28/2002             14637            15752            11705
    3/31/2002             14384            15443            11771
    4/30/2002             14602            15745            11837
    5/31/2002             14742            15841            11837
    6/30/2002             14866            16008            11843
    7/31/2002             15025            16214            11856
    8/31/2002             15177            16409            11896
    9/30/2002             15461            16768            11916
   10/31/2002             15204            16490            11935
   11/30/2002             15163            16422            11935
   12/31/2002             15438            16768            11909
    1/31/2003             15436            16726            11962
    2/28/2003             15603            16960            12054
    3/31/2003             15618            16970            12126
    4/30/2003             15734            17082            12100
    5/31/2003             16064            17482            12080
    6/30/2003             15997            17407            12093
    7/31/2003             15437            16798            12107
    8/31/2003             15565            16924            12153
    9/30/2003             15912            17421            12192
   10/31/2003             15834            17333            12179
   11/30/2003             15988            17514            12146
   12/31/2003             16122            17659            12133
    1/31/2004             16214            17760            12192
    2/29/2004             16436            18028            12258
    3/31/2004             16395            17965            12337
    4/30/2004             16023            17539            12377
    5/31/2004             15960            17476            12449
    6/30/2004             16015            17539            12488
    7/31/2004             16178            17770            12469
    8/31/2004             16453            18126            12475
    9/30/2004             16545            18222            12502
   10/31/2004             16664            18379            12567
   11/30/2004             16536            18228            12574
   12/31/2004             16744            18450            12528
    1/31/2005             16934            18623            12554
    2/28/2005             16879            18561            12627


58 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Maryland state and local personal income tax bracket of 40.17%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 59

Your Fund's Expenses

FRANKLIN MARYLAND TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


60 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                         VALUE 8/31/04      VALUE 2/28/05   PERIOD* 8/31/04-2/28/05
-------------------------------------------------------------------------------------------------------------
  Actual                                            $1,000            $1,029.30               $3.52
-------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)          $1,000            $1,021.32               $3.51
-------------------------------------------------------------------------------------------------------------
  CLASS C
-------------------------------------------------------------------------------------------------------------
  Actual                                            $1,000            $1,026.20               $6.28
-------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)          $1,000            $1,018.60               $6.26
-------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.70% and C: 1.25%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 61

Franklin Missouri Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Missouri Tax-Free Income Fund seeks to provide high, current income exempt from federal and Missouri state personal income taxes consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                              % of Total
  Ratings                                                LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
  AAA                                                            43.5%
--------------------------------------------------------------------------------
  AA                                                             14.1%
--------------------------------------------------------------------------------
  A                                                              17.9%
--------------------------------------------------------------------------------
  BBB                                                             4.6%
--------------------------------------------------------------------------------
  Below Investment Grade                                          0.7%
--------------------------------------------------------------------------------
  Not Rated by S&P                                               19.2%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                  MOODY'S    FITCH   INTERNAL
AAA or Aaa                 12.2%      --         --
A                            --      1.7%        --
BBB or Baa                  2.5%     0.3%       2.5%
----------------------------------------------------
Total                      14.7%     2.0%       2.5%

--------------------------------------------------------------------------------

This annual report for Franklin Missouri Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.44 on

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 126.


62 |  Annual Report

DIVIDEND DISTRIBUTIONS(2)
Franklin Missouri Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                        DIVIDEND PER SHARE
                                                   -----------------------------
  MONTH                                                CLASS A        CLASS C
--------------------------------------------------------------------------------
  March                                              4.47 cents     3.91 cents
--------------------------------------------------------------------------------
  April                                              4.47 cents     3.91 cents
--------------------------------------------------------------------------------
  May                                                4.47 cents     3.91 cents
--------------------------------------------------------------------------------
  June                                               4.47 cents     3.91 cents
--------------------------------------------------------------------------------
  July                                               4.47 cents     3.91 cents
--------------------------------------------------------------------------------
  August                                             4.47 cents     3.91 cents
--------------------------------------------------------------------------------
  September                                          4.47 cents     3.91 cents
--------------------------------------------------------------------------------
  October                                            4.47 cents     3.91 cents
--------------------------------------------------------------------------------
  November                                           4.47 cents     3.91 cents
--------------------------------------------------------------------------------
  December                                           4.47 cents     3.89 cents
--------------------------------------------------------------------------------
  January                                            4.47 cents     3.89 cents
--------------------------------------------------------------------------------
  February                                           4.47 cents     3.89 cents
--------------------------------------------------------------------------------
  TOTAL                                             53.64 CENTS    46.86 CENTS
--------------------------------------------------------------------------------

February 29, 2004, to $12.32 on February 28, 2005. The Fund's Class A shares paid dividends totaling 53.64 cents per share for the same period.(2) The Performance Summary beginning on page 65 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.17% based on an annualization of the current 4.47 cent per share dividend and the maximum offering price of $12.87 on February 28, 2005. An investor in the 2005 maximum combined federal and Missouri state personal income tax bracket of 38.90% would need to earn a distribution rate of 6.82% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Although Missouri's economy is often considered a microcosm of what happens on the national level, several of the state's growth indicators outperformed the nation's, as the state returned to expansion at a faster rate than many of its peers. Strong employment growth across nearly all industries erased most of the state's job losses from the 2001 recession. The state's greatest employment gains occurred in the education and health services, construction, and professional and business services sectors. While manufacturing sector weakness

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 63

PORTFOLIO BREAKDOWN
Franklin Missouri Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
  Hospital & Health Care                                                 23.0%
--------------------------------------------------------------------------------
  Higher Education                                                       16.0%
--------------------------------------------------------------------------------
  Transportation                                                         11.4%
--------------------------------------------------------------------------------
  General Obligation                                                     10.8%
--------------------------------------------------------------------------------
  Utilities                                                               9.9%
--------------------------------------------------------------------------------
  Prerefunded                                                             7.2%
--------------------------------------------------------------------------------
  Other Revenue                                                           6.0%
--------------------------------------------------------------------------------
  Subject to Government Appropriations                                    4.7%
--------------------------------------------------------------------------------
  Tax-Supported                                                           4.4%
--------------------------------------------------------------------------------
  Corporate-Backed                                                        3.4%
--------------------------------------------------------------------------------
  Housing                                                                 3.2%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

persisted on the national level, local sector stability and growth were notable bright spots for the state. Missouri set a new record for exports in 2004, primarily due to an improved global economy and a weak U.S. dollar, which increased the demand for U.S. goods abroad. Personal incomes increased slightly in 2004, but continued to track national long-term trends.

Missouri's longstanding tradition of disciplined fiscal management includes a midyear review to promptly address revenue shortfalls and preserve balanced operations. Revenues, although lower than peak levels of the 1990s, remained robust. New recurring revenues from increases in gaming, casino and cigarette taxes and an income tax surcharge were proposed for the fiscal year 2005 budget, to reduce reliance on transfers and other nonrecurring revenues. Missouri ended the fiscal year with a fully funded reserve and balanced budget, with additional help from federal fiscal relief. Although the state's debt burden relative to personal income has risen over the past five years, it remained well below the national median.

Independent credit rating agencies Standard & Poor's and Moody's Investors Service assigned Missouri's general obligation bonds their highest ratings of AAA and Aaa with a stable outlook.(3) The ratings, held for more than 30 years through various economic cycles, indicated Missouri's excellent financial management, strong reserves, low debt levels and financial flexibility.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

(3)   These do not indicate ratings of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


64 |  Annual Report

Performance Summary as of 2/28/05

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
  CLASS A                                        CHANGE     2/28/05     2/29/04
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                          -$0.12      $12.32      $12.44
--------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
--------------------------------------------------------------------------------
  Dividend Income                    $0.5364
--------------------------------------------------------------------------------
  CLASS C                                        CHANGE     2/28/05     2/29/04
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                          -$0.11      $12.39      $12.50
--------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
--------------------------------------------------------------------------------
  Dividend Income                    $0.4686
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------
  CLASS A                                                  1-YEAR    5-YEAR          10-YEAR
----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                +3.49%   +41.85%          +80.24%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                            -0.89%    +6.31%           +5.61%
----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                      -1.00%%    +5.70%           +5.47%
----------------------------------------------------------------------------------------------------
     Distribution Rate(4)                         4.17%
----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)      6.82%
----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                 3.44%
----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                  5.63%
----------------------------------------------------------------------------------------------------
  CLASS C                                                  1-YEAR    5-YEAR      INCEPTION (5/1/95)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                +2.98%   +38.15%          +69.16%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                            +1.99%    +6.68%           +5.49%
----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                       +1.82%    +6.06%           +5.39%
----------------------------------------------------------------------------------------------------
     Distribution Rate(4)                         3.76%
----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)      6.15%
----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                 3.04%
----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                  4.98%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 65

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
 CLASS A                            2/28/05
--------------------------------------------
 1-Year                              -0.89%
--------------------------------------------
 5-Year                              +6.31%
--------------------------------------------
 10-Year                             +5.61%
--------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

CLASS A (3/1/95-2/28/05)

                         Franklin          Lehman
                         Missouri         Brothers
                         Tax-Free         Municipal
       Date            Income Fund      Bond Index(7)      CPI(7)
----------------       ------------     -------------    -----------
     3/1/1995              9573             10000           10000
    3/31/1995              9655             10115           10033
    4/30/1995              9688             10127           10066
    5/31/1995              9946             10450           10086
    6/30/1995              9890             10359           10106
    7/31/1995              9945             10457           10106
    8/31/1995             10049             10589           10133
    9/30/1995             10092             10656           10152
   10/31/1995             10217             10811           10186
   11/30/1995             10379             10991           10179
   12/31/1995             10493             11096           10172
    1/31/1996             10595             11180           10232
    2/29/1996             10554             11105           10265
    3/31/1996             10424             10963           10318
    4/30/1996             10401             10932           10358
    5/31/1996             10399             10928           10378
    6/30/1996             10507             11047           10384
    7/31/1996             10583             11147           10404
    8/31/1996             10604             11144           10424
    9/30/1996             10752             11300           10457
   10/31/1996             10859             11428           10490
   11/30/1996             11017             11637           10510
   12/31/1996             10987             11588           10510
    1/31/1997             11003             11610           10543
    2/28/1997             11090             11716           10577
    3/31/1997             10983             11560           10603
    4/30/1997             11096             11657           10616
    5/31/1997             11236             11832           10610
    6/30/1997             11344             11958           10623
    7/31/1997             11613             12289           10636
    8/31/1997             11528             12174           10656
    9/30/1997             11677             12319           10683
   10/31/1997             11742             12398           10709
   11/30/1997             11820             12471           10702
   12/31/1997             11993             12653           10689
    1/31/1998             12084             12783           10709
    2/28/1998             12136             12787           10729
    3/31/1998             12152             12799           10749
    4/30/1998             12121             12741           10769
    5/31/1998             12282             12942           10789
    6/30/1998             12322             12994           10802
    7/31/1998             12340             13026           10815
    8/31/1998             12495             13227           10828
    9/30/1998             12636             13392           10842
   10/31/1998             12611             13392           10868
   11/30/1998             12645             13439           10868
   12/31/1998             12685             13473           10861
    1/31/1999             12801             13633           10888
    2/28/1999             12759             13573           10901
    3/31/1999             12797             13592           10934
    4/30/1999             12817             13626           11014
    5/31/1999             12741             13547           11014
    6/30/1999             12546             13352           11014
    7/31/1999             12564             13401           11047
    8/31/1999             12386             13293           11074
    9/30/1999             12362             13299           11127
   10/31/1999             12156             13155           11146
   11/30/1999             12280             13295           11153
   12/31/1999             12139             13196           11153
    1/31/2000             12017             13138           11186
    2/29/2000             12169             13291           11252
    3/31/2000             12477             13581           11345
    4/30/2000             12398             13501           11352
    5/31/2000             12314             13431           11365
    6/30/2000             12649             13787           11425
    7/31/2000             12831             13979           11451
    8/31/2000             13057             14194           11451
    9/30/2000             12973             14120           11511
   10/31/2000             13112             14274           11531
   11/30/2000             13225             14382           11537
   12/31/2000             13554             14738           11531
    1/31/2001             13637             14884           11604
    2/28/2001             13691             14931           11650
    3/31/2001             13798             15065           11677
    4/30/2001             13670             14901           11723
    5/31/2001             13798             15062           11776
    6/30/2001             13900             15163           11796
    7/31/2001             14130             15387           11763
    8/31/2001             14426             15641           11763
    9/30/2001             14348             15588           11816
   10/31/2001             14544             15774           11776
   11/30/2001             14418             15641           11756
   12/31/2001             14235             15493           11710
    1/31/2002             14512             15762           11736
    2/28/2002             14667             15952           11783
    3/31/2002             14371             15639           11849
    4/30/2002             14619             15945           11915
    5/31/2002             14704             16041           11915
    6/30/2002             14847             16211           11922
    7/31/2002             15050             16420           11935
    8/31/2002             15206             16617           11975
    9/30/2002             15541             16981           11995
   10/31/2002             15263             16699           12015
   11/30/2002             15220             16630           12015
   12/31/2002             15499             16981           11988
    1/31/2003             15482             16938           12041
    2/28/2003             15680             17175           12134
    3/31/2003             15692             17185           12207
    4/30/2003             15815             17299           12180
    5/31/2003             16186             17704           12160
    6/30/2003             16117             17628           12174
    7/31/2003             15499             17011           12187
    8/31/2003             15647             17138           12233
    9/30/2003             16049             17642           12273
   10/31/2003             15969             17553           12260
   11/30/2003             16155             17736           12227
   12/31/2003             16312             17883           12213
    1/31/2004             16413             17986           12273
    2/29/2004             16681             18256           12339
    3/31/2004             16624             18193           12419
    4/30/2004             16200             17762           12459
    5/31/2004             16134             17697           12531
    6/30/2004             16171             17762           12571
    7/31/2004             16410             17996           12551
    8/31/2004             16706             18356           12558
    9/30/2004             16807             18454           12584
   10/31/2004             16976             18612           12651
   11/30/2004             16831             18459           12657
   12/31/2004             17075             18684           12611
    1/31/2005             17301             18859           12638
    2/28/2005             17255             18796           12710

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
 CLASS C                            2/28/05
--------------------------------------------
 1-Year                              +1.99%
--------------------------------------------
 5-Year                              +6.68%
--------------------------------------------
 Since Inception (5/1/95)            +5.49%
--------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

CLASS C (5/1/95-2/28/05)

                         Franklin          Lehman
                         Missouri         Brothers
                         Tax-Free         Municipal
       Date            Income Fund      Bond Index(7)      CPI(7)
----------------       ------------     -------------    -----------
     5/1/1995             10000             10000           10000
    5/31/1995             10277             10319           10020
    6/30/1995             10214             10229           10039
    7/31/1995             10265             10326           10039
    8/31/1995             10368             10457           10066
    9/30/1995             10417             10523           10086
   10/31/1995             10540             10676           10118
   11/30/1995             10700             10853           10112
   12/31/1995             10812             10957           10105
    1/31/1996             10911             11040           10165
    2/29/1996             10866             10966           10197
    3/31/1996             10718             10825           10250
    4/30/1996             10698             10795           10290
    5/31/1996             10690             10791           10309
    6/30/1996             10796             10908           10316
    7/31/1996             10871             11007           10336
    8/31/1996             10887             11004           10355
    9/30/1996             11025             11158           10388
   10/31/1996             11138             11285           10421
   11/30/1996             11292             11491           10441
   12/31/1996             11237             11443           10441
    1/31/1997             11247             11464           10474
    2/28/1997             11336             11569           10507
    3/31/1997             11231             11415           10533
    4/30/1997             11341             11511           10546
    5/31/1997             11477             11684           10540
    6/30/1997             11581             11808           10553
    7/31/1997             11860             12136           10566
    8/31/1997             11769             12022           10586
    9/30/1997             11915             12164           10612
   10/31/1997             11976             12243           10639
   11/30/1997             12050             12315           10632
   12/31/1997             12220             12494           10619
    1/31/1998             12307             12623           10639
    2/28/1998             12353             12627           10658
    3/31/1998             12363             12638           10678
    4/30/1998             12326             12581           10698
    5/31/1998             12484             12780           10718
    6/30/1998             12530             12831           10731
    7/31/1998             12541             12863           10744
    8/31/1998             12693             13062           10757
    9/30/1998             12820             13224           10770
   10/31/1998             12788             13224           10797
   11/30/1998             12826             13270           10797
   12/31/1998             12851             13304           10790
    1/31/1999             12961             13462           10816
    2/28/1999             12922             13403           10829
    3/31/1999             12955             13422           10862
    4/30/1999             12959             13455           10941
    5/31/1999             12886             13377           10941
    6/30/1999             12673             13185           10941
    7/31/1999             12686             13233           10974
    8/31/1999             12511             13127           11001
    9/30/1999             12471             13132           11053
   10/31/1999             12269             12990           11073
   11/30/1999             12377             13128           11080
   12/31/1999             12230             13030           11080
    1/31/2000             12102             12974           11113
    2/29/2000             12250             13124           11178
    3/31/2000             12554             13411           11271
    4/30/2000             12470             13332           11277
    5/31/2000             12391             13263           11290
    6/30/2000             12710             13614           11350
    7/31/2000             12898             13803           11376
    8/31/2000             13107             14016           11376
    9/30/2000             13029             13943           11435
   10/31/2000             13162             14095           11455
   11/30/2000             13269             14202           11461
   12/31/2000             13593             14553           11455
    1/31/2001             13669             14697           11527
    2/28/2001             13718             14744           11573
    3/31/2001             13829             14876           11600
    4/30/2001             13684             14715           11646
    5/31/2001             13806             14873           11698
    6/30/2001             13902             14973           11718
    7/31/2001             14123             15194           11685
    8/31/2001             14412             15445           11685
    9/30/2001             14339             15393           11738
   10/31/2001             14527             15576           11698
   11/30/2001             14397             15445           11679
   12/31/2001             14208             15299           11633
    1/31/2002             14464             15564           11659
    2/28/2002             14623             15752           11705
    3/31/2002             14322             15443           11771
    4/30/2002             14561             15745           11837
    5/31/2002             14638             15841           11837
    6/30/2002             14773             16008           11843
    7/31/2002             14966             16214           11856
    8/31/2002             15116             16409           11896
    9/30/2002             15441             16768           11916
   10/31/2002             15158             16490           11935
   11/30/2002             15108             16422           11935
   12/31/2002             15376             16768           11909
    1/31/2003             15353             16726           11962
    2/28/2003             15541             16960           12054
    3/31/2003             15546             16970           12126
    4/30/2003             15661             17082           12100
    5/31/2003             16020             17482           12080
    6/30/2003             15957             17407           12093
    7/31/2003             15330             16798           12107
    8/31/2003             15468             16924           12153
    9/30/2003             15855             17421           12192
   10/31/2003             15780             17333           12179
   11/30/2003             15955             17514           12146
   12/31/2003             16088             17659           12133
    1/31/2004             16192             17760           12192
    2/29/2004             16435             18028           12258
    3/31/2004             16386             17965           12337
    4/30/2004             15963             17539           12377
    5/31/2004             15891             17476           12449
    6/30/2004             15920             17539           12488
    7/31/2004             16133             17770           12469
    8/31/2004             16429             18126           12475
    9/30/2004             16521             18222           12502
   10/31/2004             16678             18379           12567
   11/30/2004             16529             18228           12574
   12/31/2004             16759             18450           12528
    1/31/2005             16972             18623           12554
    2/28/2005             16916             18561           12627


66 |  Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Missouri state personal income tax bracket of 38.90%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 67

Your Fund's Expenses

FRANKLIN MISSOURI TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


68 |  Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT  ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                          VALUE 8/31/04    VALUE 2/28/05     PERIOD* 8/31/04-2/28/05
--------------------------------------------------------------------------------------------------------------
  Actual                                              $1,000           $1,033.30               $3.38
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000           $1,021.47               $3.36
--------------------------------------------------------------------------------------------------------------
  CLASS C
--------------------------------------------------------------------------------------------------------------
  Actual                                              $1,000           $1,030.30               $6.14
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000           $1,018.74               $6.11
--------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 69

Franklin North Carolina Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin North Carolina Tax-Free Income Fund seeks to provide high, current income exempt from federal and North Carolina state personal income taxes consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin North Carolina Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/05**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

              AAA ...........................    55.4%
              AA ............................    13.4%
              A .............................    12.3%
              BBB ...........................    10.7%
              Not Rated by S&P ..............     8.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                 MOODY'S      INTERNAL
AAA or Aaa                  4.6%           --
A                           1.0%           --
BBB or Baa                  2.4%          0.2%
----------------------------------------------
Total                       8.0%          0.2%

--------------------------------------------------------------------------------

This annual report for Franklin North Carolina Tax-Free Income Fund covers the period ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 134.


70 |  Annual Report

DIVIDEND DISTRIBUTIONS(2)
Franklin North Carolina Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                                 -------------------------------
  MONTH                                           CLASS A            CLASS C
--------------------------------------------------------------------------------
  March                                          4.53 cents         3.95 cents
--------------------------------------------------------------------------------
  April                                          4.53 cents         3.95 cents
--------------------------------------------------------------------------------
  May                                            4.53 cents         3.95 cents
--------------------------------------------------------------------------------
  June                                           4.53 cents         3.98 cents
--------------------------------------------------------------------------------
  July                                           4.53 cents         3.98 cents
--------------------------------------------------------------------------------
  August                                         4.53 cents         3.98 cents
--------------------------------------------------------------------------------
  September                                      4.53 cents         3.98 cents
--------------------------------------------------------------------------------
  October                                        4.53 cents         3.98 cents
--------------------------------------------------------------------------------
  November                                       4.53 cents         3.98 cents
--------------------------------------------------------------------------------
  December                                       4.49 cents         3.89 cents
--------------------------------------------------------------------------------
  January                                        4.49 cents         3.89 cents
--------------------------------------------------------------------------------
  February                                       4.49 cents         3.89 cents
--------------------------------------------------------------------------------
  TOTAL                                         54.24 CENTS        47.40 CENTS
--------------------------------------------------------------------------------

Class A share price, as measured by net asset value, declined from $12.42 on February 29, 2004, to $12.37 on February 28, 2005. The Fund's Class A shares paid dividends totaling 54.24 cents per share for the same period.(2) The Performance Summary beginning on page 74 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.13% based on an annualization of the current 4.45 cent per share dividend and the maximum offering price of $12.92 on February 28, 2005. An investor in the 2005 maximum combined federal and North Carolina state personal income tax bracket of 40.36% would need to earn a distribution rate of 6.93% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

North Carolina's diversified economy has overcome prolonged weakness relative to other states, and now faces the strongest long-term growth prospects it has seen in years. Unemployment levels, which peaked at 6.8% during the recession, receded to 5.4% in February 2005, while 2004 employment growth rose for the first time since 2000.(3) Strong gains in service sector jobs have so far offset ongoing declines in manufacturing.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3)   Source: Bureau of Labor Statistics.


                                                              Annual Report | 71

PORTFOLIO BREAKDOWN
Franklin North Carolina Tax-Free
Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
  Utilities                                                              18.0%
--------------------------------------------------------------------------------
  Hospital & Health Care                                                 17.0%
--------------------------------------------------------------------------------
  Prerefunded                                                            14.9%
--------------------------------------------------------------------------------
  Transportation                                                         13.5%
--------------------------------------------------------------------------------
  Subject to Government Appropriations                                   11.6%
--------------------------------------------------------------------------------
  Higher Education                                                        7.5%
--------------------------------------------------------------------------------
  General Obligation                                                      4.7%
--------------------------------------------------------------------------------
  Corporate-Backed                                                        4.2%
--------------------------------------------------------------------------------
  Housing                                                                 3.5%
--------------------------------------------------------------------------------
  Other Revenue                                                           3.3%
--------------------------------------------------------------------------------
  Tax-Supported                                                           1.8%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

State legislators moved forward with ambitious spending initiatives devoted to education, health, human services and other areas, despite the barriers of substantial financial pressure and diminished reserve funds left over from the recession. North Carolina's general obligation (GO) debt has more than doubled since 2001, to $5 billion, in an effort to fund a range of current and future projects.(4) Much of this is being financed by spending reductions and revenue enhancements that involve sales and income tax hikes and a broadening of the state's debt profile to include variable-rate and appropriation-backed debt instruments. Debt service levels, low at less than 2% of general fund spending, will rise as nearly $2.5 billion of GO and other, tax-supported debt is gradually issued over the remainder of the fiscal 2004-2005 biennium.(4) Consequently, state residents will likely pay into an increasing, yet manageable, debt burden. The state has set conservative debt boundaries designed to provide financial relief while protecting its stabilizing liquidity position. By January 2005, North Carolina's tax-supported debt levels were still moderate by all measures at $654 per capita and 2.3% of personal income.(4)

Independent credit rating agency Standard & Poor's assigned North Carolina its highest possible credit rating of AAA, with a stable outlook, based on the state's responsible financial management practices, liquidity and stable cash flow.(5)

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

(4) Source: Standard & Poor's, "Research: Public Finance Report Card: U.S. States Debt Profiles," RATINGSDIRECT, 1/31/05.

(5)   This does not indicate Standard & Poor's rating of the Fund.


72 | Annual Report

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                              Annual Report | 73

Performance Summary as of 2/28/05

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/28/05          2/29/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.05            $12.37           $12.42
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5424
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/28/05          2/29/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.06            $12.48           $12.54
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4740
-----------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR           5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                             +4.11%          +42.08%          +79.63%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                         -0.31%           +6.35%           +5.58%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                    -0.81%           +5.73%           +5.39%
-----------------------------------------------------------------------------------------------------
     Distribution Rate(4)                        4.13%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)     6.93%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                3.20%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                 5.37%
-----------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR           5-YEAR    INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                             +3.41%          +38.15%          +68.74%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                         +2.42%           +6.68%           +5.46%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                    +2.08%           +6.08%           +5.37%
-----------------------------------------------------------------------------------------------------
     Distribution Rate(4)                        3.71%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)     6.22%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                2.80%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                 4.70%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


74 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS A                     2/28/05
-------------------------------------
 1-Year                       -0.31%
-------------------------------------
 5-Year                       +6.35%
-------------------------------------
 10-Year                      +5.58%
-------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS A (3/1/95-2/28/05)

                          Franklin         Lehman
                       North Carolina     Brothers
                          Tax-Free        Municipal
       Date             Income Fund     Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     3/1/1995             $ 9,579          $10,000         $10,000
    3/31/1995             $ 9,697          $10,115         $10,033
    4/30/1995             $ 9,706          $10,127         $10,066
    5/31/1995             $ 9,957          $10,450         $10,086
    6/30/1995             $ 9,885          $10,359         $10,106
    7/31/1995             $ 9,933          $10,457         $10,106
    8/31/1995             $10,030          $10,589         $10,133
    9/30/1995             $10,083          $10,656         $10,152
   10/31/1995             $10,236          $10,811         $10,186
   11/30/1995             $10,399          $10,991         $10,179
   12/31/1995             $10,497          $11,096         $10,172
    1/31/1996             $10,546          $11,180         $10,232
    2/29/1996             $10,470          $11,105         $10,265
    3/31/1996             $10,366          $10,963         $10,318
    4/30/1996             $10,360          $10,932         $10,358
    5/31/1996             $10,376          $10,928         $10,378
    6/30/1996             $10,484          $11,047         $10,384
    7/31/1996             $10,559          $11,147         $10,404
    8/31/1996             $10,560          $11,144         $10,424
    9/30/1996             $10,700          $11,300         $10,457
   10/31/1996             $10,806          $11,428         $10,490
   11/30/1996             $10,954          $11,637         $10,510
   12/31/1996             $10,929          $11,588         $10,510
    1/31/1997             $10,942          $11,610         $10,543
    2/28/1997             $11,036          $11,716         $10,577
    3/31/1997             $10,935          $11,560         $10,603
    4/30/1997             $11,028          $11,657         $10,616
    5/31/1997             $11,156          $11,832         $10,610
    6/30/1997             $11,273          $11,958         $10,623
    7/31/1997             $11,523          $12,289         $10,636
    8/31/1997             $11,456          $12,174         $10,656
    9/30/1997             $11,574          $12,319         $10,683
   10/31/1997             $11,657          $12,398         $10,709
   11/30/1997             $11,734          $12,471         $10,702
   12/31/1997             $11,904          $12,653         $10,689
    1/31/1998             $12,005          $12,783         $10,709
    2/28/1998             $12,007          $12,787         $10,729
    3/31/1998             $12,031          $12,799         $10,749
    4/30/1998             $12,008          $12,741         $10,769
    5/31/1998             $12,167          $12,942         $10,789
    6/30/1998             $12,216          $12,994         $10,802
    7/31/1998             $12,253          $13,026         $10,815
    8/31/1998             $12,407          $13,227         $10,828
    9/30/1998             $12,557          $13,392         $10,842
   10/31/1998             $12,551          $13,392         $10,868
   11/30/1998             $12,584          $13,439         $10,868
   12/31/1998             $12,613          $13,473         $10,861
    1/31/1999             $12,726          $13,633         $10,888
    2/28/1999             $12,673          $13,573         $10,901
    3/31/1999             $12,700          $13,592         $10,934
    4/30/1999             $12,720          $13,626         $11,014
    5/31/1999             $12,652          $13,547         $11,014
    6/30/1999             $12,455          $13,352         $11,014
    7/31/1999             $12,462          $13,401         $11,047
    8/31/1999             $12,326          $13,293         $11,074
    9/30/1999             $12,302          $13,299         $11,127
   10/31/1999             $12,117          $13,155         $11,146
   11/30/1999             $12,219          $13,295         $11,153
   12/31/1999             $12,078          $13,196         $11,153
    1/31/2000             $11,979          $13,138         $11,186
    2/29/2000             $12,120          $13,291         $11,252
    3/31/2000             $12,414          $13,581         $11,345
    4/30/2000             $12,335          $13,501         $11,352
    5/31/2000             $12,273          $13,431         $11,365
    6/30/2000             $12,583          $13,787         $11,425
    7/31/2000             $12,775          $13,979         $11,451
    8/31/2000             $12,966          $14,194         $11,451
    9/30/2000             $12,895          $14,120         $11,511
   10/31/2000             $13,045          $14,274         $11,531
   11/30/2000             $13,157          $14,382         $11,537
   12/31/2000             $13,474          $14,738         $11,531
    1/31/2001             $13,567          $14,884         $11,604
    2/28/2001             $13,622          $14,931         $11,650
    3/31/2001             $13,730          $15,065         $11,677
    4/30/2001             $13,569          $14,901         $11,723
    5/31/2001             $13,698          $15,062         $11,776
    6/30/2001             $13,813          $15,163         $11,796
    7/31/2001             $14,077          $15,387         $11,763
    8/31/2001             $14,290          $15,641         $11,763
    9/30/2001             $14,213          $15,588         $11,816
   10/31/2001             $14,396          $15,774         $11,776
   11/30/2001             $14,297          $15,641         $11,756
   12/31/2001             $14,138          $15,493         $11,710
    1/31/2002             $14,363          $15,762         $11,736
    2/28/2002             $14,541          $15,952         $11,783
    3/31/2002             $14,269          $15,639         $11,849
    4/30/2002             $14,527          $15,945         $11,915
    5/31/2002             $14,597          $16,041         $11,915
    6/30/2002             $14,724          $16,211         $11,922
    7/31/2002             $14,911          $16,420         $11,935
    8/31/2002             $15,090          $16,617         $11,975
    9/30/2002             $15,434          $16,981         $11,995
   10/31/2002             $15,181          $16,699         $12,015
   11/30/2002             $15,137          $16,630         $12,015
   12/31/2002             $15,450          $16,981         $11,988
    1/31/2003             $15,407          $16,938         $12,041
    2/28/2003             $15,590          $17,175         $12,134
    3/31/2003             $15,589          $17,185         $12,207
    4/30/2003             $15,671          $17,299         $12,180
    5/31/2003             $16,040          $17,704         $12,160
    6/30/2003             $15,996          $17,628         $12,174
    7/31/2003             $15,435          $17,011         $12,187
    8/31/2003             $15,555          $17,138         $12,233
    9/30/2003             $15,955          $17,642         $12,273
   10/31/2003             $15,888          $17,553         $12,260
   11/30/2003             $16,072          $17,736         $12,227
   12/31/2003             $16,215          $17,883         $12,213
    1/31/2004             $16,316          $17,986         $12,273
    2/29/2004             $16,543          $18,256         $12,339
    3/31/2004             $16,541          $18,193         $12,419
    4/30/2004             $16,162          $17,762         $12,459
    5/31/2004             $16,097          $17,697         $12,531
    6/30/2004             $16,176          $17,762         $12,571
    7/31/2004             $16,401          $17,996         $12,551
    8/31/2004             $16,682          $18,356         $12,558
    9/30/2004             $16,783          $18,454         $12,584
   10/31/2004             $16,938          $18,612         $12,651
   11/30/2004             $16,809          $18,459         $12,657
   12/31/2004             $17,024          $18,684         $12,611
    1/31/2005             $17,247          $18,859         $12,638
    2/28/2005             $17,207          $18,796         $12,710

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS C                     2/28/05
-------------------------------------
 1-Year                       +2.42%
-------------------------------------
 5-Year                       +6.68%
-------------------------------------
 Since Inception (5/1/95)     +5.46%
-------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

CLASS C (5/1/95-2/28/05)

                          Franklin         Lehman
                       North Carolina     Brothers
                          Tax-Free        Municipal
       Date             Income Fund     Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     5/1/1995               10000            10000           10000
    5/31/1995               10262            10319           10020
    6/30/1995               10200            10229           10039
    7/31/1995               10252            10326           10039
    8/31/1995               10348            10457           10066
    9/30/1995               10407            10523           10086
   10/31/1995               10559            10676           10118
   11/30/1995               10720            10853           10112
   12/31/1995               10824            10957           10105
    1/31/1996               10860            11040           10165
    2/29/1996               10779            10966           10197
    3/31/1996               10666            10825           10250
    4/30/1996               10656            10795           10290
    5/31/1996               10665            10791           10309
    6/30/1996               10779            10908           10316
    7/31/1996               10843            11007           10336
    8/31/1996               10839            11004           10355
    9/30/1996               10985            11158           10388
   10/31/1996               11078            11285           10421
   11/30/1996               11234            11491           10441
   12/31/1996               11202            11443           10441
    1/31/1997               11210            11464           10474
    2/28/1997               11300            11569           10507
    3/31/1997               11192            11415           10533
    4/30/1997               11282            11511           10546
    5/31/1997               11417            11684           10540
    6/30/1997               11521            11808           10553
    7/31/1997               11779            12136           10566
    8/31/1997               11696            12022           10586
    9/30/1997               11819            12164           10612
   10/31/1997               11888            12243           10639
   11/30/1997               11970            12315           10632
   12/31/1997               12127            12494           10619
    1/31/1998               12234            12623           10639
    2/28/1998               12230            12627           10658
    3/31/1998               12248            12638           10678
    4/30/1998               12220            12581           10698
    5/31/1998               12386            12780           10718
    6/30/1998               12430            12831           10731
    7/31/1998               12461            12863           10744
    8/31/1998               12610            13062           10757
    9/30/1998               12746            13224           10770
   10/31/1998               12735            13224           10797
   11/30/1998               12772            13270           10797
   12/31/1998               12795            13304           10790
    1/31/1999               12904            13462           10816
    2/28/1999               12844            13403           10829
    3/31/1999               12865            13422           10862
    4/30/1999               12878            13455           10941
    5/31/1999               12804            13377           10941
    6/30/1999               12588            13185           10941
    7/31/1999               12600            13233           10974
    8/31/1999               12448            13127           11001
    9/30/1999               12429            13132           11053
   10/31/1999               12228            12990           11073
   11/30/1999               12323            13128           11080
   12/31/1999               12177            13030           11080
    1/31/2000               12072            12974           11113
    2/29/2000               12217            13124           11178
    3/31/2000               12506            13411           11271
    4/30/2000               12423            13332           11277
    5/31/2000               12344            13263           11290
    6/30/2000               12660            13614           11350
    7/31/2000               12845            13803           11376
    8/31/2000               13030            14016           11376
    9/30/2000               12953            13943           11435
   10/31/2000               13097            14095           11455
   11/30/2000               13203            14202           11461
   12/31/2000               13513            14553           11455
    1/31/2001               13612            14697           11527
    2/28/2001               13661            14744           11573
    3/31/2001               13761            14876           11600
    4/30/2001               13582            14715           11646
    5/31/2001               13715            14873           11698
    6/30/2001               13823            14973           11718
    7/31/2001               14079            15194           11685
    8/31/2001               14283            15445           11685
    9/30/2001               14202            15393           11738
   10/31/2001               14377            15576           11698
   11/30/2001               14272            15445           11679
   12/31/2001               14107            15299           11633
    1/31/2002               14336            15564           11659
    2/28/2002               14494            15752           11705
    3/31/2002               14218            15443           11771
    4/30/2002               14467            15745           11837
    5/31/2002               14542            15841           11837
    6/30/2002               14662            16008           11843
    7/31/2002               14839            16214           11856
    8/31/2002               15010            16409           11896
    9/30/2002               15355            16768           11916
   10/31/2002               15086            16490           11935
   11/30/2002               15036            16422           11935
   12/31/2002               15339            16768           11909
    1/31/2003               15290            16726           11962
    2/28/2003               15476            16960           12054
    3/31/2003               15456            16970           12126
    4/30/2003               15544            17082           12100
    5/31/2003               15898            17482           12080
    6/30/2003               15849            17407           12093
    7/31/2003               15279            16798           12107
    8/31/2003               15401            16924           12153
    9/30/2003               15770            17421           12192
   10/31/2003               15696            17333           12179
   11/30/2003               15883            17514           12146
   12/31/2003               16015            17659           12133
    1/31/2004               16105            17760           12192
    2/29/2004               16333            18028           12258
    3/31/2004               16310            17965           12337
    4/30/2004               15932            17539           12377
    5/31/2004               15862            17476           12449
    6/30/2004               15930            17539           12488
    7/31/2004               16142            17770           12469
    8/31/2004               16421            18126           12475
    9/30/2004               16500            18222           12502
   10/31/2004               16644            18379           12567
   11/30/2004               16524            18228           12574
   12/31/2004               16725            18450           12528
    1/31/2005               16923            18623           12554
    2/28/2005               16874            18561           12627


                                                              Annual Report | 75

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and North Carolina state personal income tax bracket of 40.36%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


76 | Annual Report

Your Fund's Expenses

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 77

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT       EXPENSES PAID DURING
  CLASS A                                     VALUE 8/31/04      VALUE 2/28/05      PERIOD* 8/31/04-2/28/05
-----------------------------------------------------------------------------------------------------------
  Actual                                         $1,000            $1,032.50                 $3.43
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000            $1,021.42                 $3.41
-----------------------------------------------------------------------------------------------------------
  CLASS C
-----------------------------------------------------------------------------------------------------------
  Actual                                         $1,000            $1,028.60                 $6.19
-----------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000            $1,018.70                 $6.16
-----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


78 | Annual Report

Franklin Virginia Tax-Free Income Fund

Your Fund's Goal and Main Investments: Franklin Virginia Tax-Free Income Fund seeks to provide high, current income exempt from federal and Virginia state personal income taxes consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
  RATINGS                                                 LONG-TERM INVESTMENTS
--------------------------------------------------------------------------------
  AAA                                                                     54.9%
--------------------------------------------------------------------------------
  AA                                                                      14.2%
--------------------------------------------------------------------------------
  A                                                                       16.8%
--------------------------------------------------------------------------------
  BBB                                                                      2.7%
--------------------------------------------------------------------------------
  Below Investment Grade                                                   0.2%
--------------------------------------------------------------------------------
  Not Rated by S&P                                                        11.2%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

RATINGS                         MOODY'S
AAA or Aaa                         2.6%
AA or Aa                           1.1%
A                                  2.9%
BBB or Baa                         2.5%
Below Investment Grade             2.1%
---------------------------------------
Total                             11.2%

--------------------------------------------------------------------------------

This annual report for Franklin Virginia Tax-Free Income Fund covers the period ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 141.


                                                              Annual Report | 79

DIVIDEND DISTRIBUTIONS(2)
Franklin Virginia Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                                --------------------------------
  MONTH                                            CLASS A           CLASS C
--------------------------------------------------------------------------------
  March                                           4.25 cents        3.68 cents
--------------------------------------------------------------------------------
  April                                           4.25 cents        3.68 cents
--------------------------------------------------------------------------------
  May                                             4.25 cents        3.68 cents
--------------------------------------------------------------------------------
  June                                            4.25 cents        3.72 cents
--------------------------------------------------------------------------------
  July                                            4.25 cents        3.72 cents
--------------------------------------------------------------------------------
  August                                          4.25 cents        3.72 cents
--------------------------------------------------------------------------------
  September                                       4.25 cents        3.73 cents
--------------------------------------------------------------------------------
  October                                         4.25 cents        3.73 cents
--------------------------------------------------------------------------------
  November                                        4.25 cents        3.73 cents
--------------------------------------------------------------------------------
  December                                        4.32 cents        3.75 cents
--------------------------------------------------------------------------------
  January                                         4.32 cents        3.75 cents
--------------------------------------------------------------------------------
  February                                        4.32 cents        3.75 cents
--------------------------------------------------------------------------------
  TOTAL                                          51.21 CENTS       44.64 CENTS
--------------------------------------------------------------------------------

Class A share price, as measured by net asset value, declined from $11.94 on February 29, 2004, to $11.91 on February 28, 2005. The Fund's Class A shares paid dividends totaling 51.21 cents per share for the same period.(2) The Performance Summary beginning on page 83 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.17% based on an annualization of the current 4.32 cent per share dividend and the maximum offering price of $12.44 on February 28, 2005. An investor in the 2005 maximum combined federal and Virginia state personal income tax bracket of 38.74% would need to earn a distribution rate of 6.81% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

COMMONWEALTH UPDATE

Virginia's resilient, broad-based economy experienced strong growth as it continued to recover from the effects of the national recession. During economic downturns, the commonwealth's workforce has always been partially stabilized by a relatively high concentration of federal government and related jobs. Meanwhile, its more economically vulnerable technology- and manufacturing-related industries tended to ebb and flow with the national economy. In fiscal

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


80 | Annual Report
year 2004, significant increases in construction, financial and other service sector jobs helped offset losses in the manufacturing, information technology, utilities and transportation sectors. Despite the mixed employment situation, overall employment actually rose 1% in 2004 after flat or negative employment growth in 2001-2003.(3) Virginia continued to attract new businesses with its low business costs, generous tax incentives and highly skilled labor force.

The commonwealth's financial operations have stabilized with unexpectedly robust corporate, sales and individual income tax revenues brought on by economic recovery and a fiscal year 2004 tax reform act designed to close budget gaps accrued over the recessionary years. Rather than use the windfall for new spending initiatives, Virginia successfully eliminated previous budget gaps and replenished the diminished financial reserve fund of 2001-2003. The broadened tax base included increases in recurring sales, property and cigarette taxes that were instrumental in achieving budgetary balance. Furthermore, the commonwealth's general fund and stabilization fund have been restored to healthy surpluses. Although its tax-supported debt burden has risen to about $5.5 billion, Virginia's debt ratios are still lower than the national median, with overall debt per resident at $739, or 2.2% of personal income.(4)

Independent credit rating agencies Standard & Poor's and Moody's Investors Service assigned Virginia's general obligation bonds their highest ratings of AAA and Aaa with a stable outlook, reflecting the commonwealth's strengthening economy, manageable debt burden, and long history of proactive and conservative financial and budget management.(5)

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

(3) Source: Standard & Poor's, "Research; Tax Secured, General Obligation," RatingsDirect, 11/3/04.

(4) Source: Standard & Poor's, "Research: Public Finance Report Card: U.S. States Debt Profiles," RATINGSDIRECT, 1/31/05.

(5)   These do not indicate ratings of the Fund.

PORTFOLIO BREAKDOWN
Franklin Virginia Tax-Free Income Fund
2/28/05

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
  Transportation                                                         18.0%
--------------------------------------------------------------------------------
  Utilities                                                              17.1%
--------------------------------------------------------------------------------
  Prerefunded                                                            13.7%
--------------------------------------------------------------------------------
  General Obligation                                                      9.4%
--------------------------------------------------------------------------------
  Hospital & Health Care                                                  8.0%
--------------------------------------------------------------------------------
  Subject to Government Appropriations                                    8.0%
--------------------------------------------------------------------------------
  Housing                                                                 6.3%
--------------------------------------------------------------------------------
  Higher Education                                                        5.6%
--------------------------------------------------------------------------------
  Other Revenue                                                           5.2%
--------------------------------------------------------------------------------
  Tax-Supported                                                           5.1%
--------------------------------------------------------------------------------
  Corporate-Backed                                                        3.6%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                              Annual Report | 81

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


82 | Annual Report

Performance Summary as of 2/28/05

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/28/05          2/29/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.03            $11.91           $11.94
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
-----------------------------------------------------------------------------------------------------
  Dividend Income                             $0.5121
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/28/05          2/29/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.02            $12.02           $12.04
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
-----------------------------------------------------------------------------------------------------
  Dividend Income                             $0.4464
-----------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR           5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                             +4.18%          +39.81%          +76.05%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                         -0.24%           +6.01%           +5.36%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                    -0.42%            5.36%           +5.23%
-----------------------------------------------------------------------------------------------------
     Distribution Rate(4)                        4.17%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)     6.81%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                3.25%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                 5.31%
-----------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR           5-YEAR    INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                             +3.66%          +36.15%          +65.73%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                         +2.66%           +6.37%           +5.27%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                    +2.50%           +5.70%           +5.19%
-----------------------------------------------------------------------------------------------------
     Distribution Rate(4)                        3.72%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)     6.07%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                2.85%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                 4.65%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 83

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS A                     2/28/05
-------------------------------------
 1-Year                       -0.24%
-------------------------------------
 5-Year                       +6.01%
-------------------------------------
 10-Year                      +5.36%
-------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

CLASS A (3/1/95-2/28/05)

                         Franklin          Lehman
                         Virginia         Brothers
                         Tax-Free         Municipal
      Date             Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     3/1/1995             $ 9,577          $10,000          $10,000
    3/31/1995             $ 9,670          $10,115          $10,033
    4/30/1995             $ 9,687          $10,127          $10,066
    5/31/1995             $ 9,923          $10,450          $10,086
    6/30/1995             $ 9,876          $10,359          $10,106
    7/31/1995             $ 9,958          $10,457          $10,106
    8/31/1995             $10,056          $10,589          $10,133
    9/30/1995             $10,109          $10,656          $10,152
   10/31/1995             $10,236          $10,811          $10,186
   11/30/1995             $10,382          $10,991          $10,179
   12/31/1995             $10,479          $11,096          $10,172
    1/31/1996             $10,528          $11,180          $10,232
    2/29/1996             $10,479          $11,105          $10,265
    3/31/1996             $10,383          $10,963          $10,318
    4/30/1996             $10,386          $10,932          $10,358
    5/31/1996             $10,401          $10,928          $10,378
    6/30/1996             $10,502          $11,047          $10,384
    7/31/1996             $10,570          $11,147          $10,404
    8/31/1996             $10,573          $11,144          $10,424
    9/30/1996             $10,705          $11,300          $10,457
   10/31/1996             $10,795          $11,428          $10,490
   11/30/1996             $10,945          $11,637          $10,510
   12/31/1996             $10,916          $11,588          $10,510
    1/31/1997             $10,932          $11,610          $10,543
    2/28/1997             $11,019          $11,716          $10,577
    3/31/1997             $10,911          $11,560          $10,603
    4/30/1997             $10,997          $11,657          $10,616
    5/31/1997             $11,138          $11,832          $10,610
    6/30/1997             $11,231          $11,958          $10,623
    7/31/1997             $11,494          $12,289          $10,636
    8/31/1997             $11,399          $12,174          $10,656
    9/30/1997             $11,528          $12,319          $10,683
   10/31/1997             $11,603          $12,398          $10,709
   11/30/1997             $11,690          $12,471          $10,702
   12/31/1997             $11,847          $12,653          $10,689
    1/31/1998             $11,951          $12,783          $10,709
    2/28/1998             $11,963          $12,787          $10,729
    3/31/1998             $11,988          $12,799          $10,749
    4/30/1998             $11,935          $12,741          $10,769
    5/31/1998             $12,117          $12,942          $10,789
    6/30/1998             $12,176          $12,994          $10,802
    7/31/1998             $12,212          $13,026          $10,815
    8/31/1998             $12,368          $13,227          $10,828
    9/30/1998             $12,500          $13,392          $10,842
   10/31/1998             $12,472          $13,392          $10,868
   11/30/1998             $12,515          $13,439          $10,868
   12/31/1998             $12,541          $13,473          $10,861
    1/31/1999             $12,656          $13,633          $10,888
    2/28/1999             $12,612          $13,573          $10,901
    3/31/1999             $12,638          $13,592          $10,934
    4/30/1999             $12,657          $13,626          $11,014
    5/31/1999             $12,599          $13,547          $11,014
    6/30/1999             $12,408          $13,352          $11,014
    7/31/1999             $12,425          $13,401          $11,047
    8/31/1999             $12,253          $13,293          $11,074
    9/30/1999             $12,239          $13,299          $11,127
   10/31/1999             $12,038          $13,155          $11,146
   11/30/1999             $12,151          $13,295          $11,153
   12/31/1999             $12,028          $13,196          $11,153
    1/31/2000             $11,915          $13,138          $11,186
    2/29/2000             $12,068          $13,291          $11,252
    3/31/2000             $12,412          $13,581          $11,345
    4/30/2000             $12,330          $13,501          $11,352
    5/31/2000             $12,244          $13,431          $11,365
    6/30/2000             $12,571          $13,787          $11,425
    7/31/2000             $12,730          $13,979          $11,451
    8/31/2000             $12,935          $14,194          $11,451
    9/30/2000             $12,850          $14,120          $11,511
   10/31/2000             $12,990          $14,274          $11,531
   11/30/2000             $13,044          $14,382          $11,537
   12/31/2000             $13,320          $14,738          $11,531
    1/31/2001             $13,402          $14,884          $11,604
    2/28/2001             $13,492          $14,931          $11,650
    3/31/2001             $13,611          $15,065          $11,677
    4/30/2001             $13,469          $14,901          $11,723
    5/31/2001             $13,599          $15,062          $11,776
    6/30/2001             $13,690          $15,163          $11,796
    7/31/2001             $13,896          $15,387          $11,763
    8/31/2001             $14,087          $15,641          $11,763
    9/30/2001             $13,994          $15,588          $11,816
   10/31/2001             $14,178          $15,774          $11,776
   11/30/2001             $14,099          $15,641          $11,756
   12/31/2001             $13,910          $15,493          $11,710
    1/31/2002             $14,124          $15,762          $11,736
    2/28/2002             $14,266          $15,952          $11,783
    3/31/2002             $14,023          $15,639          $11,849
    4/30/2002             $14,235          $15,945          $11,915
    5/31/2002             $14,317          $16,041          $11,915
    6/30/2002             $14,433          $16,211          $11,922
    7/31/2002             $14,609          $16,420          $11,935
    8/31/2002             $14,739          $16,617          $11,975
    9/30/2002             $15,025          $16,981          $11,995
   10/31/2002             $14,714          $16,699          $12,015
   11/30/2002             $14,667          $16,630          $12,015
   12/31/2002             $14,983          $16,981          $11,988
    1/31/2003             $14,923          $16,938          $12,041
    2/28/2003             $15,106          $17,175          $12,134
    3/31/2003             $15,141          $17,185          $12,207
    4/30/2003             $15,288          $17,299          $12,180
    5/31/2003             $15,673          $17,704          $12,160
    6/30/2003             $15,625          $17,628          $12,174
    7/31/2003             $15,062          $17,011          $12,187
    8/31/2003             $15,196          $17,138          $12,233
    9/30/2003             $15,547          $17,642          $12,273
   10/31/2003             $15,530          $17,553          $12,260
   11/30/2003             $15,702          $17,736          $12,227
   12/31/2003             $15,844          $17,883          $12,213
    1/31/2004             $15,956          $17,986          $12,273
    2/29/2004             $16,197          $18,256          $12,339
    3/31/2004             $16,178          $18,193          $12,419
    4/30/2004             $15,788          $17,762          $12,459
    5/31/2004             $15,774          $17,697          $12,531
    6/30/2004             $15,823          $17,762          $12,571
    7/31/2004             $16,033          $17,996          $12,551
    8/31/2004             $16,315          $18,356          $12,558
    9/30/2004             $16,415          $18,454          $12,584
   10/31/2004             $16,582          $18,612          $12,651
   11/30/2004             $16,446          $18,459          $12,657
   12/31/2004             $16,704          $18,684          $12,611
    1/31/2005             $16,901          $18,859          $12,638
    2/28/2005             $16,860          $18,796          $12,710

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS C                     2/28/05
-------------------------------------
 1-Year                       +2.66%
-------------------------------------
 5-Year                       +6.37%
-------------------------------------
 Since Inception (5/1/95)     +5.27%
-------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

CLASS C (5/1/95-2/28/05)

                         Franklin          Lehman
                         Virginia         Brothers
                         Tax-Free         Municipal
      Date             Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------     -----------
     5/1/1995             $10,000          $10,000          $10,000
    5/31/1995             $10,273          $10,319          $10,020
    6/30/1995             $10,228          $10,229          $10,039
    7/31/1995             $10,298          $10,326          $10,039
    8/31/1995             $10,402          $10,457          $10,066
    9/30/1995             $10,452          $10,523          $10,086
   10/31/1995             $10,578          $10,676          $10,118
   11/30/1995             $10,722          $10,853          $10,112
   12/31/1995             $10,817          $10,957          $10,105
    1/31/1996             $10,862          $11,040          $10,165
    2/29/1996             $10,806          $10,966          $10,197
    3/31/1996             $10,711          $10,825          $10,250
    4/30/1996             $10,700          $10,795          $10,290
    5/31/1996             $10,711          $10,791          $10,309
    6/30/1996             $10,809          $10,908          $10,316
    7/31/1996             $10,884          $11,007          $10,336
    8/31/1996             $10,872          $11,004          $10,355
    9/30/1996             $11,011          $11,158          $10,388
   10/31/1996             $11,097          $11,285          $10,421
   11/30/1996             $11,246          $11,491          $10,441
   12/31/1996             $11,211          $11,443          $10,441
    1/31/1997             $11,221          $11,464          $10,474
    2/28/1997             $11,305          $11,569          $10,507
    3/31/1997             $11,199          $11,415          $10,533
    4/30/1997             $11,282          $11,511          $10,546
    5/31/1997             $11,421          $11,684          $10,540
    6/30/1997             $11,500          $11,808          $10,553
    7/31/1997             $11,772          $12,136          $10,566
    8/31/1997             $11,669          $12,022          $10,586
    9/30/1997             $11,785          $12,164          $10,612
   10/31/1997             $11,865          $12,243          $10,639
   11/30/1997             $11,948          $12,315          $10,632
   12/31/1997             $12,102          $12,494          $10,619
    1/31/1998             $12,202          $12,623          $10,639
    2/28/1998             $12,208          $12,627          $10,658
    3/31/1998             $12,227          $12,638          $10,678
    4/30/1998             $12,168          $12,581          $10,698
    5/31/1998             $12,358          $12,780          $10,718
    6/30/1998             $12,411          $12,831          $10,731
    7/31/1998             $12,433          $12,863          $10,744
    8/31/1998             $12,584          $13,062          $10,757
    9/30/1998             $12,721          $13,224          $10,770
   10/31/1998             $12,687          $13,224          $10,797
   11/30/1998             $12,724          $13,270          $10,797
   12/31/1998             $12,744          $13,304          $10,790
    1/31/1999             $12,854          $13,462          $10,816
    2/28/1999             $12,792          $13,403          $10,829
    3/31/1999             $12,823          $13,422          $10,862
    4/30/1999             $12,846          $13,455          $10,941
    5/31/1999             $12,770          $13,377          $10,941
    6/30/1999             $12,571          $13,185          $10,941
    7/31/1999             $12,582          $13,233          $10,974
    8/31/1999             $12,404          $13,127          $11,001
    9/30/1999             $12,373          $13,132          $11,053
   10/31/1999             $12,177          $12,990          $11,073
   11/30/1999             $12,284          $13,128          $11,080
   12/31/1999             $12,145          $13,030          $11,080
    1/31/2000             $12,037          $12,974          $11,113
    2/29/2000             $12,173          $13,124          $11,178
    3/31/2000             $12,524          $13,411          $11,271
    4/30/2000             $12,437          $13,332          $11,277
    5/31/2000             $12,345          $13,263          $11,290
    6/30/2000             $12,666          $13,614          $11,350
    7/31/2000             $12,821          $13,803          $11,376
    8/31/2000             $13,021          $14,016          $11,376
    9/30/2000             $12,930          $13,943          $11,435
   10/31/2000             $13,064          $14,095          $11,455
   11/30/2000             $13,114          $14,202          $11,461
   12/31/2000             $13,383          $14,553          $11,455
    1/31/2001             $13,459          $14,697          $11,527
    2/28/2001             $13,544          $14,744          $11,573
    3/31/2001             $13,667          $14,876          $11,600
    4/30/2001             $13,520          $14,715          $11,646
    5/31/2001             $13,630          $14,873          $11,698
    6/30/2001             $13,727          $14,973          $11,718
    7/31/2001             $13,926          $15,194          $11,685
    8/31/2001             $14,097          $15,445          $11,685
    9/30/2001             $14,011          $15,393          $11,738
   10/31/2001             $14,188          $15,576          $11,698
   11/30/2001             $14,103          $15,445          $11,679
   12/31/2001             $13,908          $15,299          $11,633
    1/31/2002             $14,114          $15,564          $11,659
    2/28/2002             $14,259          $15,752          $11,705
    3/31/2002             $14,001          $15,443          $11,771
    4/30/2002             $14,216          $15,745          $11,837
    5/31/2002             $14,278          $15,841          $11,837
    6/30/2002             $14,387          $16,008          $11,843
    7/31/2002             $14,554          $16,214          $11,856
    8/31/2002             $14,676          $16,409          $11,896
    9/30/2002             $14,965          $16,768          $11,916
   10/31/2002             $14,652          $16,490          $11,935
   11/30/2002             $14,599          $16,422          $11,935
   12/31/2002             $14,891          $16,768          $11,909
    1/31/2003             $14,839          $16,726          $11,962
    2/28/2003             $15,014          $16,960          $12,054
    3/31/2003             $15,041          $16,970          $12,126
    4/30/2003             $15,180          $17,082          $12,100
    5/31/2003             $15,552          $17,482          $12,080
    6/30/2003             $15,497          $17,407          $12,093
    7/31/2003             $14,938          $16,798          $12,107
    8/31/2003             $15,062          $16,924          $12,153
    9/30/2003             $15,399          $17,421          $12,192
   10/31/2003             $15,375          $17,333          $12,179
   11/30/2003             $15,538          $17,514          $12,146
   12/31/2003             $15,668          $17,659          $12,133
    1/31/2004             $15,770          $17,760          $12,192
    2/29/2004             $16,000          $18,028          $12,258
    3/31/2004             $15,973          $17,965          $12,337
    4/30/2004             $15,583          $17,539          $12,377
    5/31/2004             $15,575          $17,476          $12,449
    6/30/2004             $15,602          $17,539          $12,488
    7/31/2004             $15,800          $17,770          $12,469
    8/31/2004             $16,081          $18,126          $12,475
    9/30/2004             $16,171          $18,222          $12,502
   10/31/2004             $16,328          $18,379          $12,567
   11/30/2004             $16,189          $18,228          $12,574
   12/31/2004             $16,434          $18,450          $12,528
    1/31/2005             $16,620          $18,623          $12,554
    2/28/2005             $16,573          $18,561          $12,627


84 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

Class C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Virginia state personal income tax bracket of 38.74%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 85

Your Fund's Expenses

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


86 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT     ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                        VALUE 8/31/04        VALUE 2/28/05     PERIOD* 8/31/04-2/28/05
--------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,034.40               $3.43
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,021.42               $3.41
--------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------
Actual                                              $1,000             $1,031.30               $6.19
--------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)            $1,000             $1,018.70               $6.16
--------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 87

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                                  --------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
CLASS A                                                                2005      2004(c)          2003          2002        2001
                                                                  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $   11.76    $   11.50     $   11.22     $   11.08   $   10.62
                                                                  --------------------------------------------------------------

Income from investment operations:

 Net investment income(a) .....................................         .51          .52           .54           .56         .58

 Net realized and unrealized gains (losses) ...................        (.16)         .26           .28           .14         .47
                                                                  --------------------------------------------------------------
Total from investment operations ..............................         .35          .78           .82           .70        1.05
                                                                  --------------------------------------------------------------
Less distributions from net investment income .................        (.50)        (.52)         (.54)         (.56)       (.59)
                                                                  --------------------------------------------------------------
Net asset value, end of year ..................................   $   11.61    $   11.76     $   11.50     $   11.22   $   11.08
                                                                  ==============================================================

Total return(b) ...............................................        3.12%        6.92%         7.55%         6.49%      10.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $ 225,258    $ 236,225     $ 228,746     $ 215,649   $ 210,198

Ratios to average net assets:

 Expenses .....................................................         .72%         .72%          .73%          .73%        .73%

 Net investment income ........................................        4.39%        4.47%         4.81%         5.05%       5.32%

Portfolio turnover rate .......................................        8.53%       12.53%        17.10%         9.94%      11.12%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   For the year ended February 29.


88 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN ALABAMA TAX-FREE INCOME FUND (CONTINUED)

                                                                  --------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
CLASS C                                                                2005      2004(c)          2003          2002        2001
                                                                  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $   11.84    $   11.58     $   11.29     $   11.14   $   10.68
                                                                  --------------------------------------------------------------

Income from investment operations:

 Net investment income(a) .....................................         .45          .45           .49           .50         .52

 Net realized and unrealized gains (losses) ...................        (.15)         .26           .28           .15         .47
                                                                  --------------------------------------------------------------
Total from investment operations ..............................         .30          .71           .77           .65         .99
                                                                  --------------------------------------------------------------
Less distributions from net investment income .................        (.44)        (.45)         (.48)         (.50)       (.53)
                                                                  --------------------------------------------------------------
Net asset value, end of year ..................................   $   11.70    $   11.84     $   11.58     $   11.29   $   11.14
                                                                  ==============================================================

Total return(b) ...............................................        2.63%        6.25%         7.01%         5.96%       9.46%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $  31,702    $  30,504     $  25,258     $  18,462   $  14,475

Ratios to average net assets:

 Expenses .....................................................        1.27%        1.29%         1.26%         1.28%       1.28%

 Net investment income ........................................        3.84%        3.90%         4.28%         4.50%       4.77%

Portfolio turnover rate .......................................        8.53%       12.53%        17.10%         9.94%      11.12%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   For the year ended February 29.


                         Annual Report | See notes to financial statements. | 89

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 99.5%
    BONDS 99.5%
    ALABAMA 89.7%
    Alabama Building Renovation Finance Authority Revenue, Refunding, AMBAC Insured, 5.625%,
     9/01/24 ......................................................................................      $ 2,500,000    $  2,759,750
    Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC Insured,
     5.25%, 8/15/24 ...............................................................................        1,755,000       1,873,761
    Alabama HFA, SFMR, Series D-2, GNMA Secured, 5.75%, 10/01/23 ..................................          915,000         937,472
    Alabama State Docks Department Docks Facilities Revenue,
      MBIA Insured, 6.30%, 10/01/21 ...............................................................        4,500,000       4,814,370
      Refunding, MBIA Insured, 5.50%, 10/01/22 ....................................................        1,000,000       1,093,570
    Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23 .........        2,000,000       2,123,200
    Alabama Water Pollution Control Authority Revenue, Fund Loan, Series A, AMBAC Insured, 5.00%,
     8/15/23 ......................................................................................        4,435,000       4,666,463
    Alabaster GO, wts., AMBAC Insured, Pre-Refunded, 5.00%,
      9/01/24 .....................................................................................        3,470,000       3,846,287
      9/01/27 .....................................................................................        1,500,000       1,662,660
    Alabaster Sewer Revenue, AMBAC Insured, 5.00%, 4/01/29 ........................................        2,055,000       2,138,577
    Athens Electric Revenue, wts., MBIA Insured,
      6.00%, 6/01/25 ..............................................................................          370,000         380,674
      Pre-Refunded, 6.00%, 6/01/25 ................................................................          630,000         648,812
    Auburn GO, FSA Insured, 5.00%, 1/01/24 ........................................................        1,500,000       1,548,105
    Auburn University Athletic Revenue, Series A, FSA Insured, 5.00%, 4/01/32 .....................        2,000,000       2,072,280
    Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27 ...........        1,000,000         988,860
    Bessemer, wts., XLCA Insured, 5.00%, 2/01/35 ..................................................        1,990,000       2,074,973
    Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue, Baptist
      Health System Inc., Refunding, MBIA Insured, 5.875%,
      11/15/19 ....................................................................................        3,500,000       3,741,010
      11/15/26 ....................................................................................        2,000,000       2,103,380
    Birmingham GO, Refunding and Capital Improvement, Series B, AMBAC Insured, 5.00%, 12/01/32 ....        4,000,000       4,126,640
    Birmingham Southern College Private Educational Building Authority Tuition Revenue,
     Refunding, 5.35%, 12/01/19 ...................................................................        1,000,000       1,014,120
    Clarke and Mobile Counties Gas District Revenue, AMBAC Insured, 5.875%, 12/01/23 ..............        4,000,000       4,500,200
    Coffee County PBA, Building Revenue,
      MBIA Insured, 5.00%, 9/01/27 ................................................................        2,145,000       2,229,234
      wts., FSA Insured, Pre-Refunded, 6.10%, 9/01/16 .............................................        1,000,000       1,073,910
    Courtland IDBR,
      Environmental Improvement Revenue, Champion International Corp. Project, Refunding, 6.40%,
      11/01/26 ....................................................................................        2,000,000       2,106,080
      Solid Waste Disposal Revenue, Champion International Corp. Project, Series A, 6.50%, 9/01/25         5,000,000       5,182,500
    Culman and Jefferson County Gas District Gas Revenue, MBIA Insured, 5.85%, 7/01/24 ............        2,000,000       2,244,160
    Etowah County Board Education GO, Special Tax School wts., FSA Insured, 5.00%,
      9/01/24 .....................................................................................        4,235,000       4,453,314
      9/01/28 .....................................................................................        2,000,000       2,079,960
      9/01/33 .....................................................................................        2,500,000       2,583,875
    Fairfield GO, wts., Refunding, AMBAC Insured, 5.00%, 2/01/29 ..................................        1,500,000       1,560,090
    Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
      5.45%, 9/01/14 ..............................................................................        2,000,000       2,113,680
      Series A, 6.70%, 12/01/24 ...................................................................        3,500,000       3,573,745
    Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 ..................................        1,415,000       1,529,841
    Florence GO, wts., Series B, FGIC Insured, 5.00%, 9/01/23 .....................................        2,500,000       2,638,000


90 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    ALABAMA (CONT.)
    Franklin County wts., Series B, AMBAC Insured, 5.125%, 10/01/33 ...............................      $ 2,000,000    $  2,099,680
    Gulf Shores GO, wts., AMBAC Insured,
      6.00%, 9/01/21 ..............................................................................          770,000         811,642
      Pre-Refunded, 6.00%, 9/01/21 ................................................................        1,165,000       1,229,797
    Houston County Health Care Authority Revenue, AMBAC Insured,
      6.125%, 10/01/25 ............................................................................        1,000,000       1,124,060
      6.25%, 10/01/30 .............................................................................        3,150,000       3,580,353
    Huntsville Capital Improvement GO, Series A, AMBAC Insured, 5.00%, 2/01/23 ....................        1,000,000       1,051,960
    Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
      5.40%, 6/01/22 ..............................................................................        4,000,000       4,336,320
      5.50%, 6/01/27 ..............................................................................        3,820,000       4,172,089
    Huntsville PBA, Lease Revenue, Municipal Justice and Public Safety Center, MBIA Insured, 5.00%,
      10/01/25 ....................................................................................        5,000,000       5,252,350
      10/01/29 ....................................................................................        4,000,000       4,155,320
    Jacksonville State University Tuition and Fee, Revenue, MBIA Insured, 5.00%, 12/01/22 .........        3,000,000       3,154,110
    Jefferson County Ltd. Obligation School wts. Revenue, Series A, 5.00%, 1/01/24 ................        2,000,000       2,054,460
    Jefferson County Sewer Revenue,
      Capital Improvement, wts., Series A, FGIC Insured, Pre-Refunded, 5.00%, 2/01/33 .............        2,385,000       2,592,948
      Capital Improvement, wts., Series A, FGIC Insured, Pre-Refunded, 5.375%, 2/01/36 ............        6,000,000       6,605,820
      Series D, FGIC Insured, Pre-Refunded, 5.00%, 2/01/32 ........................................        4,000,000       4,421,560
      wts., ETM, 7.50%, 9/01/13 ...................................................................          200,000         223,786
      wts., Series D, FGIC Insured, Pre-Refunded, 5.75%, 2/01/27 ..................................        6,000,000       6,416,400
    Lauderdale County and Florence Health Care Authority Revenue, Coffee Health Group, Series A,
     MBIA Insured,
      5.625%, 7/01/21 .............................................................................        3,000,000       3,324,570
      5.375%, 7/01/29 .............................................................................        3,095,000       3,269,496
      Pre-Refunded, 5.375%, 7/01/29 ...............................................................        1,905,000       2,108,930
    Madison GO, wts.,
      AMBAC Insured, 5.35%, 2/01/26 ...............................................................        2,410,000       2,573,808
      MBIA Insured, 6.00%, 4/01/23 ................................................................        2,000,000       2,045,640
    Madison County Board of Education Capital Outlay GO, Tax Anticipation wts., Series A,
     AMBAC Insured, 5.00%, 9/01/34 ................................................................        1,000,000       1,036,720
    Marshall County Health Care Authority Hospital Revenue, Series A, 5.75%, 1/01/32 ..............        2,170,000       2,259,925
    Mobile County Board School Commissioners GO, Capital Outlay wts., Series B, AMBAC Insured,
      5.10%, 3/01/22 ..............................................................................        2,265,000       2,381,829
      5.125%, 3/01/31 .............................................................................        8,230,000       8,541,423
    Mobile Housing Assistance Corp. MFHR, Refunding, Series A, FSA Insured, 7.625%, 2/01/21 .......        1,220,000       1,224,575
    Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
     Refunding, AMBAC Insured, 6.00%, 3/01/26 .....................................................        6,000,000       6,304,320
    Morgan County GO, wts., AMBAC Insured, 5.00%, 4/01/29 .........................................        1,975,000       2,055,323
    Moulton Water Works Board Water Revenue, MBIA Insured, 5.375%, 1/01/32 ........................        1,935,000       2,048,430
    Muscle Shoals GO, wts., MBIA Insured,
      5.80%, 8/01/16 ..............................................................................          295,000         309,337
      5.90%, 8/01/25 ..............................................................................        1,210,000       1,269,895
      5.50%, 8/01/30 ..............................................................................        2,150,000       2,336,856
      Pre-Refunded, 5.80%, 8/01/16 ................................................................        1,430,000       1,502,716
      Pre-Refunded, 5.90%, 8/01/25 ................................................................        5,790,000       6,089,575
    Oxford GO, School wts., AMBAC Insured, 6.00%, 5/01/30 .........................................        4,275,000       4,814,377


                                                              Annual Report | 91

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    ALABAMA (CONT.)
    Russellville GO, wts., Refunding, MBIA Insured, Pre-Refunded, 5.75%, 12/01/26 .................      $ 2,500,000    $  2,686,950
    Sheffield GO, wts., AMBAC Insured, 5.125%, 5/01/33 ............................................        2,610,000       2,734,758
    St. Clair County Board of Education, School Tax Anticipation wts., Series C, FSA Insured,
      5.85%, 2/01/29 ..............................................................................        4,815,000       5,300,545
    Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/25 .............................................        1,700,000       1,852,150
    Tallahassee GO, Water, Gas and Sewer Waste, AMBAC Insured, 5.25%, 5/01/31 .....................        1,135,000       1,207,822
    Troy State University Student Fee Revenue, MBIA Insured, 5.00%, 11/01/21 ......................        2,215,000       2,327,721
    University of Montavello Revenue, FSA Insured, 5.30%, 5/01/22 .................................        1,940,000       2,089,399
    University of North Alabama General Fee Revenue, Series A, FSA Insured, 5.375%, 11/01/17 ......        4,395,000       4,774,289
    University of North Alabama Student Housing Revenue, FGIC Insured, 5.00%, 11/01/29 ............        2,995,000       3,112,134
    Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital, Series A,
      5.65%, 11/01/22 .............................................................................        3,465,000       3,426,573
    Warrior River Water Authority Water Revenue, FSA Insured,
      5.40%, 8/01/29 ..............................................................................        4,250,000       4,569,430
      5.50%, 8/01/34 ..............................................................................        4,735,000       5,086,811
                                                                                                                        ------------
                                                                                                                         230,432,535
                                                                                                                        ------------
    U. S. TERRITORIES 9.8%
    Puerto Rico Commonwealth GO, Public Improvement,
      Series A, 5.125%, 7/01/31 ...................................................................        3,550,000       3,666,830
      Series A, Pre-Refunded, 5.125%, 7/01/31 .....................................................        1,450,000       1,607,803
      FSA Insured, 5.125%, 7/01/30 ................................................................        1,115,000       1,180,618
      FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ..................................................        1,885,000       2,090,145
      FSA Insured, Pre-Refunded, 5.25%, 7/01/27 ...................................................        1,495,000       1,668,330
      Refunding, FSA Insured, 5.25%, 7/01/27 ......................................................        1,005,000       1,069,360
    Puerto Rico Electric Power Authority Power Revenue, Series II, FSA Insured, 5.125%, 7/01/26 ...        5,000,000       5,347,300
    Puerto Rico PBA Revenue,
      Guaranteed Government Facilities, Series G, 5.00%, 7/01/26 ..................................        1,000,000       1,034,640
      Government Facilities, Series D, Pre-Refunded, 5.25%, 7/01/27 ...............................        2,305,000       2,558,896
      Government Facilities, Series D, 5.25%, 7/01/27 .............................................          760,000         803,457
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
      10/01/13 ....................................................................................        1,700,000       1,801,830
      10/01/22 ....................................................................................        2,300,000       2,379,327
                                                                                                                        ------------
                                                                                                                          25,208,536
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $238,443,251) 99.5% ...................................................                      255,641,071
    OTHER ASSETS, LESS LIABILITIES .5% ............................................................                        1,319,252
                                                                                                                        ------------
    NET ASSETS 100.0% .............................................................................                     $256,960,323
                                                                                                                        ============

See Glossary of Terms on page 146.


92 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                                  ----------------------------------------------------------------
                                                                                      YEAR ENDED FEBRUARY 28,
CLASS A                                                                2005       2004(d)          2003          2002         2001
                                                                  ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $    12.17   $    11.97    $    11.71    $    11.54   $    10.89
                                                                  ----------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................................          .55          .56           .57           .59          .61

 Net realized and unrealized gains (losses) ...................         (.17)         .20           .26           .18          .64
                                                                  ----------------------------------------------------------------
Total from investment operations ..............................          .38          .76           .83           .77         1.25
                                                                  ----------------------------------------------------------------
Less distributions from net investment income .................         (.55)        (.56)         (.57)         (.60)        (.60)
                                                                  ----------------------------------------------------------------
Redemption fees ...............................................           --(c)        --            --            --           --
                                                                  ----------------------------------------------------------------
Net asset value, end of year ..................................   $    12.00   $    12.17    $    11.97    $    11.71   $    11.54
                                                                  ================================================================

Total return(b) ...............................................         3.28%        6.47%         7.32%         6.83%       11.77%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $1,488,979   $1,594,007    $1,624,544    $1,609,946   $1,538,593

Ratios to average net assets:

 Expenses .....................................................          .62%         .62%          .61%          .62%         .62%

 Net investment income ........................................         4.67%        4.65%         4.87%         5.05%        5.41%

Portfolio turnover rate .......................................         4.15%        6.89%        16.84%        13.91%       12.05%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


                         Annual Report | See notes to financial statements. | 93

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONTINUED)

                                                                  --------------------------------------------------------------
                                                                                      YEAR ENDED FEBRUARY 28,
CLASS B                                                                2005      2004(d)          2003          2002        2001
                                                                  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $   12.25    $   12.04     $   11.77     $   11.58   $   10.90
                                                                  --------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................................         .49          .50           .51           .52         .55

 Net realized and unrealized gains (losses) ...................        (.18)         .20           .27           .20         .67
                                                                  --------------------------------------------------------------
Total from investment operations ..............................         .31          .70           .78           .72        1.22
                                                                  --------------------------------------------------------------
Less distributions from net investment income .................        (.48)        (.49)         (.51)         (.53)       (.54)
                                                                  --------------------------------------------------------------
Redemption fees ...............................................          --(c)        --            --            --          --
                                                                  --------------------------------------------------------------
Net asset value, end of year ..................................   $   12.08    $   12.25     $   12.04     $   11.77   $   11.58
                                                                  ==============================================================

Total return(b) ...............................................        2.66%        5.94%         6.78%         6.38%      11.42%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $  74,311    $  76,208     $  55,167     $  30,875   $   7,412

Ratios to average net assets:

 Expenses .....................................................        1.17%        1.17%         1.16%         1.17%       1.17%

 Net investment income ........................................        4.12%        4.10%         4.32%         4.50%       4.81%

Portfolio turnover rate .......................................        4.15%        6.89%        16.84%        13.91%      12.05%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


94 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONTINUED)

                                                                  --------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
CLASS C                                                                2005      2004(d)          2003          2002        2001
                                                                  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $   12.30    $   12.09     $   11.83     $   11.65   $   10.98
                                                                  --------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................................         .49          .50           .51           .53         .55

 Net realized and unrealized gains (losses) ...................        (.17)         .20           .26           .18         .66
                                                                  --------------------------------------------------------------
Total from investment operations ..............................         .32          .70           .77           .71        1.21
                                                                  --------------------------------------------------------------
Less distributions from net investment income .................        (.48)        (.49)         (.51)         (.53)       (.54)
                                                                  --------------------------------------------------------------
Redemption fees ...............................................          --(c)        --            --            --          --
                                                                  --------------------------------------------------------------
Net asset value, end of year ..................................   $   12.14    $   12.30     $   12.09     $   11.83   $   11.65
                                                                  ==============================================================

Total return(b) ...............................................        2.74%        5.90%         6.66%         6.26%      11.26%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $ 124,949    $ 124,727     $ 113,644     $  90,895   $  74,194

Ratios to average net assets:

 Expenses .....................................................        1.17%        1.17%         1.16%         1.17%       1.17%

 Net investment income ........................................        4.12%        4.10%         4.32%         4.51%       4.86%

Portfolio turnover rate .......................................        4.15%        6.89%        16.84%        13.91%      12.05%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


                         Annual Report | See notes to financial statements. | 95

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.9%
    BONDS 92.7%
    FLORIDA 86.7%
    Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, Series A, MBIA
     Insured, 5.80%, 12/01/26 .....................................................................      $10,000,000    $ 10,688,400
    Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 ................................        2,000,000       2,125,840
    Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc. ..
     Project, 5.00%, 4/01/26 ......................................................................        5,000,000       5,189,800
    Brevard County Housing Finance Authority SFMR, Multi-County Program, GNMA Secured,
     6.40%, 9/01/30 ...............................................................................          345,000         358,703
    Brevard County School Board COP,
       AMBAC Insured, 5.00%, 7/01/26 ..............................................................       10,000,000      10,422,600
       Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 .........................................        4,415,000       4,897,780
       Series A, FGIC Insured, 5.00%, 7/01/30 .....................................................        4,500,000       4,695,030
    Broward County Educational Facilities Authority Revenue, Educational Facilities,
       Nova Southeastern, Series B, 5.60%, 4/01/29 ................................................        3,180,000       3,329,555
    Broward County Health Facilities Authority Revenue, Catholic Health Services, Refunding,
       5.50%, 8/15/20 .............................................................................        9,360,000       9,876,485
    Broward County HFAR, Series D,
       6.90%, 6/01/09 .............................................................................           50,000          50,001
       7.375%, 6/01/21 ............................................................................          245,000         245,167
    Broward County HFA, MFHR,
       Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 ............................        3,000,000       3,059,610
       Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ...................................        1,985,000       2,030,377
       Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 ....................................        5,760,000       5,872,032
       Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 ....................................        1,000,000       1,012,930
       Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 .....................................        2,000,000       2,014,260
    Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project,
       Series A, MBIA Insured,
       5.75%, 9/01/21 .............................................................................        5,000,000       5,276,750
       5.625%, 9/01/28 ............................................................................       10,000,000      10,535,300
    Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 ........................       21,500,000      22,408,590
    Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 .......................        3,500,000       3,575,985
    Celebration CDD, Special Assessment,
       MBIA Insured, 6.00%, 5/01/10 ...............................................................        2,460,000       2,477,761
       MBIA Insured, 6.10%, 5/01/16 ...............................................................        1,800,000       1,813,284
       Series A, MBIA Insured, 5.50%, 5/01/18 .....................................................        1,470,000       1,563,889
    Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%,
       8/15/23 ....................................................................................       10,165,000      10,780,084
    Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured,
       6.50%, 10/01/25 ............................................................................        2,550,000       2,553,595
    Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%, 12/01/30 ....................        5,000,000       5,360,150
    Crossing At Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B,
    MBIA Insured, 5.80%, 5/01/16 ..................................................................        5,980,000       6,710,098
    Dade County Aviation Revenue, Miami International Airport,
       Series B, FSA Insured, 5.125%, 10/01/22 ....................................................        4,750,000       4,897,155
       Series C, FSA Insured, 5.125%, 10/01/27 ....................................................        9,550,000       9,930,185
    Dade County Special Obligation, Courthouse Center Project, Pre-Refunded, 6.10%, 4/01/20 .......        5,000,000       5,115,850


96 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    FLORIDA (CONT.)
    Dade County Water and Sewer System Revenue, FGIC Insured,
       5.75%, 10/01/22 ............................................................................      $ 5,000,000    $  5,195,550
       5.50%, 10/01/25 ............................................................................       11,500,000      11,933,320
       5.25%, 10/01/26 ............................................................................       13,000,000      13,870,610
    Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%, 11/15/32 ......        3,250,000       3,377,562
    Dovera CDD, Special Assessment Revenue, 7.875%, 5/01/12 .......................................          525,000         526,942
    Duval County HFA, MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured,
       5.60%, 7/01/17 .............................................................................        1,000,000       1,040,170
       5.70%, 7/01/27 .............................................................................        2,000,000       2,060,000
    Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 .........................        3,000,000       3,245,370
    Escambia County Health Facilities Authority Health Facility Revenue,
       Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 .......................................        8,750,000       8,857,450
       Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ...............       10,000,000      10,145,300
    Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Series A-2,
      AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 ................................................       25,000,000      28,162,000
    Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured,
      6.40%, 10/01/30 .............................................................................        1,915,000       1,941,465
    First Florida Governmental Financing Commission Revenue, AMBAC Insured, Pre-Refunded,
      5.75%, 7/01/16 ..............................................................................        3,700,000       3,898,727
    Florida HFAR,
       General Mortgage, Refunding, Series A, FHA Insured, 6.40%, 6/01/24 .........................          240,000         240,401
       Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 ................................        3,020,000       3,151,944
       MFH, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 ..................................        3,295,000       3,298,789
       Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ...............................        5,000,000       5,136,250
       Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 .............................        2,000,000       2,058,260
       Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 .............................        1,300,000       1,357,486
    Florida HFC Revenue,
       Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 ........................        4,965,000       5,189,418
       Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 ............................        3,505,000       3,715,090
       Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 ..................................        2,405,000       2,471,618
       Housing Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 .................        1,245,000       1,309,653
       Housing-Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 ........................        3,000,000       3,213,570
    Florida Intergovernmental Finance Commission Capital Revenue,
       Series C-1, AMBAC Insured, 5.00%, 2/01/21 ..................................................        1,355,000       1,424,200
    Florida Municipal Loan Council Revenue, Series B, MBIA Insured, 5.75%, 11/01/29 ...............        1,500,000       1,671,060
    Florida Ports Financing Commission Revenue, State Transportation Trust Fund-Intermodal
      Program, FGIC Insured, 5.50%, 10/01/23 ......................................................        7,000,000       7,508,620
    Florida State Board of Education Capital Outlay GO, Public Education,
       Refunding, Series D, 5.75%, 6/01/22 ........................................................       25,900,000      28,818,412
       Refunding, Series D, 6.00%, 6/01/23 ........................................................       15,000,000      18,437,700
       Refunding, Series G, FGIC Insured, 5.00%, 6/01/31 ..........................................        5,000,000       5,191,200
       Series B, Pre-Refunded, 5.875%, 6/01/24 ....................................................        5,000,000       5,098,050
       Series C, FGIC Insured, 5.75%, 6/01/29 .....................................................        5,000,000       5,560,900
       Series F, FGIC Insured, Pre-Refunded, 5.50%, 6/01/26 .......................................       10,000,000      10,485,900
    Florida State Board of Education GO, Series F, MBIA Insured, 5.00%, 6/01/28 ...................       20,000,000      20,863,000


                                                              Annual Report | 97

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    FLORIDA (CONT.)
    Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured,
       5.75%, 7/01/25 .............................................................................      $ 3,400,000    $  3,781,208
       5.25%, 7/01/30 .............................................................................        2,060,000       2,175,463
    Florida State Board of Education Lottery Revenue, Series A, FGIC Insured, 5.00%, 7/01/20 ......        7,000,000       7,539,070
    Florida State Board Regent Housing Revenue, University of Central Florida, AMBAC Insured,
       5.75%, 10/01/29 ............................................................................        8,650,000       9,602,192
    Florida State Department of Corrections COP, Okeechobee Correctional Facility, AMBAC Insured,
       6.25%, 3/01/15 .............................................................................        2,960,000       3,019,200
    Florida State Department Environmental Protection Preservation Revenue, Florida Forever,
       Series A, MBIA Insured, 5.00%, 7/01/21 .....................................................        4,000,000       4,289,520
    Florida State Department of General Services Division Facilities Management Revenue, Florida
       Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 .....................................       10,000,000      10,810,900
    Florida State Department of Transportation GO, Right of Way, Series A, 4.75%, 7/01/24 .........        6,000,000       6,205,320
    Florida State Mid-Bay Bridge Authority Revenue,
       Exchangeable, 6.05%, 10/01/22 ..............................................................        7,000,000       7,264,670
       Exchangeable, Refunding, Series D, 6.10%, 10/01/22 .........................................       13,695,000      14,291,143
       Exchangeable, Series A, 5.95%, 10/01/13 ....................................................       12,030,000      12,989,753
       Exchangeable, Series D, ETM, 6.10%, 10/01/22 ...............................................        3,545,000       4,283,282
       Series A, ETM, 6.875%, 10/01/22 ............................................................        6,000,000       7,917,240
    Florida State Municipal Power Agency Revenue, Stanton II Project, Refunding, AMBAC Insured,
       5.00%, 10/01/26 ............................................................................        5,000,000       5,217,550
    Florida State Turnpike Authority Turnpike Revenue, Department of Transportation,
       Series A, FGIC Insured, Pre-Refunded, 5.50%, 7/01/21 .......................................        5,000,000       5,105,850
       Series B, 5.00%, 7/01/30 ...................................................................        3,455,000       3,550,911
    Fort Pierce Utilities Authority Revenue, AMBAC Insured, 5.00%, 10/01/27 .......................        7,000,000       7,287,350
    Gainesville Utilities Systems Revenue, Series A, 5.20%, 10/01/26 ..............................        7,590,000       7,858,458
    Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 5/01/14 .....        2,425,000       2,473,136
    Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
       5.30%, 12/20/18 ............................................................................        1,240,000       1,306,216
    Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
       5.25%, 11/15/20 ............................................................................       10,000,000      10,333,700
       Series A, 6.00%, 11/15/31 ..................................................................       16,000,000      17,347,520
    Hillsborough County Aviation Authority Revenue, Tampa International Airport, Series B, FGIC
     Insured, 5.875%, 10/01/23 ....................................................................        5,000,000       5,337,700
    Hillsborough County IDAR, Refunding, Series B, 5.40%, 10/01/28 ................................        7,000,000       7,242,410
    Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, 5.50%, 10/01/23 ..........       16,000,000      16,437,920
    Hillsborough County School Board COP,
       Master Lease Program, Series A, MBIA Insured, 5.375%, 7/01/21 ..............................        5,000,000       5,395,350
       Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 ...............................        5,000,000       5,367,550
    (a)MBIA Insured, 5.00%, 7/01/26 ...............................................................        8,330,000       8,752,248
       MBIA Insured, 5.375%, 7/01/26 ..............................................................        8,000,000       8,603,760
       MBIA Insured, 5.00%, 7/01/29 ...............................................................       10,000,000      10,385,700
       Series B, MBIA Insured, 5.125%, 7/01/26 ....................................................        5,000,000       5,282,400
    Hillsborough County Assessment Revenue, Capacity Assessment Special, FSA Insured, 5.125%,
       3/01/20 ....................................................................................        1,000,000       1,075,550
     Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 5.875%, 4/01/30 ........        2,100,000       2,161,509
     Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 .......        1,000,000       1,062,770
     Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 ...............................        5,000,000       5,257,000


98 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    FLORIDA (CONT.)
    Jacksonville Transportation Revenue, MBIA Insured,
       5.25%, 10/01/29 ............................................................................      $17,955,000    $ 19,005,547
       5.00%, 10/01/31 ............................................................................       25,000,000      25,790,250
    Jacksonville Capital Improvement Revenue,
       Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25 ........................................        3,460,000       3,635,664
       Series A, AMBAC Insured, 5.00%, 10/01/30 ...................................................       10,000,000      10,363,200
    Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project, AMBAC Insured,
       5.875%, 10/01/25 ...........................................................................        5,000,000       5,151,250
    Jacksonville Electric Authority Revenue, Water and Sewer,
       Series A, 6.125%, 10/01/39 .................................................................       20,330,000      20,594,900
       Series B, FGIC Insured, 5.40%, 10/01/20 ....................................................        3,000,000       3,154,410
    Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
       5.00%, 10/01/32 ............................................................................       17,250,000      17,854,095
    Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, ETM, 6.00%, 10/01/15 .............        5,000,000       5,017,400
    Lakeland Hospital System Revenue, Lakeland Regional Health System,
       Series A, MBIA Insured, 5.50%, 11/15/26 ....................................................       10,000,000      10,688,200
       5.75%, 11/15/27 ............................................................................        6,925,000       7,438,143
       5.50%, 11/15/32 ............................................................................       12,070,000      12,725,642
    Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System, Series A,
     MBIA Insured, 5.875%, 4/01/24 ................................................................       18,000,000      19,334,880
    Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%, 10/01/27 ...................        5,000,000       5,205,050
    Lee County Airport Revenue, Series A, FSA Insured, 6.00%, 10/01/32 ............................       11,405,000      12,650,426
    Lee County IDA, Health Care Facilities Revenue, Shell Point Village Project,
       Refunding, Series A, 5.50%, 11/15/29 .......................................................        4,000,000       3,994,280
       Series A, 5.50%, 11/15/21 ..................................................................        7,500,000       7,574,625
    Lessburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%, 7/01/32 ...........        4,150,000       4,280,808
    Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ..................        5,575,000       5,955,661
    Marion County Utility System Revenue,
       FGIC Insured, 5.00%, 12/01/31 ..............................................................        5,000,000       5,181,450
       MBIA Insured, 5.00%, 12/01/28 ..............................................................        5,000,000       5,226,550
    Melbourne Water and Sewer Revenue, FGIC Insured, 5.25%, 10/01/30 ..............................        6,000,000       6,330,360
    Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ............................        7,000,000       7,247,730
    Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 .............        1,140,000       1,153,771
    Miami-Dade County Aviation Revenue, Miami International Airport,
       FGIC Insured, 5.375%, 10/01/27 .............................................................        5,000,000       5,281,400
       FGIC Insured, 5.375%, 10/01/32 .............................................................        5,000,000       5,232,350
       HUB, Series B, FGIC Insured, 5.00%, 10/01/30 ...............................................        4,440,000       4,611,029
    Miami-Dade County School Board COP, Series A, MBIA Insured, Pre-Refunded, 5.00%, 5/01/31 ......        5,000,000       5,511,050
    Miami-Dade County Special Obligation Revenue, Juvenile Courthouse Project, Series A, AMBAC
       Insured, 5.00%, 4/01/35 ....................................................................        5,000,000       5,164,150
    Miami-Dade County IDAR, Airis Miami ll LLC Project, AMBAC Insured, 6.00%, 10/15/25 ............        4,500,000       4,995,585
    Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured, 5.75%,
       4/01/29 ....................................................................................       10,000,000      11,126,900
    Miami-Dade County HFA,
       MFHR, Cedar Grove Apartments, FSA Insured, 5.50%, 8/01/27 ..................................        2,015,000       2,075,148
       MFMR, Villa Esperanza Apartments Project, 5.25%, 10/01/19 ..................................          430,000         438,299
       MFMR, Villa Esperanza Apartments Project, 5.40%, 10/01/33 ..................................        1,500,000       1,525,185


                                                              Annual Report | 99

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    FLORIDA (CONT.)
    North Broward Hospital District Revenue,
       Improvement, 6.00%, 1/15/31 ................................................................      $25,530,000    $ 27,164,175
       Refunding and Improvement, MBIA Insured, 5.375%, 1/15/24 ...................................       10,000,000      10,486,800
       Refunding and Improvement, MBIA Insured, 5.75%, 1/15/27 ....................................       19,370,000      20,479,707
    North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation Group,
       6.00%, 8/15/16 .............................................................................        2,000,000       2,088,900
       8/15/24 ....................................................................................        1,750,000       1,814,698
    Orange County Health Facilities Authority Revenue,
       Adventist Health System, 6.375%, 11/15/20 ..................................................        3,000,000       3,354,390
       Adventist Health System, 6.25%, 11/15/24 ...................................................        5,500,000       6,173,310
       Adventist Health System, 6.50%, 11/15/30 ...................................................       10,750,000      11,874,343
       Hospital Adventist Health System, 5.625%, 11/15/32 .........................................       15,000,000      15,941,550
       Hospital Orlando Regional Healthcare, 6.00%, 12/01/29 ......................................        6,000,000       6,599,040
       MBIA Insured, 6.00%, 11/01/24 ..............................................................          285,000         286,283
       Regional Healthcare System, Series E, 6.00%, 10/01/26 ......................................       12,000,000      12,819,240
    Orange County HFA, Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 ................        1,270,000       1,296,035
    Orange County Public Services Tax Revenue, FGIC Insured, Pre-Refunded, 6.00%, 10/01/24 ........        5,050,000       5,264,322
    Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 ........................       12,000,000      12,473,760
    Orange County Tourist Development Tax Revenue,
       AMBAC Insured, 5.50%, 10/01/31 .............................................................       10,500,000      11,362,365
       AMBAC Insured, 5.50%, 10/01/32 .............................................................       20,000,000      21,704,400
       Refunding, MBIA Insured, 5.125%, 10/01/20 ..................................................       10,000,000      10,605,500
       Subordinate, AMBAC Insured, 5.125%, 10/01/25 ...............................................        5,500,000       5,839,625
       Subordinate, AMBAC Insured, 5.125%, 10/01/30 ...............................................       10,000,000      10,418,000
    Orlando and Orange County Expressway Authority Expressway Revenue,
       junior lien, FGIC Insured, 5.00%, 7/01/28 ..................................................        8,000,000       8,273,600
       senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ...........................................          265,000         273,830
       Series B, AMBAC Insured, 5.00%, 7/01/35 ....................................................        9,185,000       9,513,364
    Osceola County IDAR, Community Provider Pooled Loan Program,
       Series A, FSA Insured, 7.75%, 7/01/10 ......................................................        1,896,000       1,904,513
       Series C, FSA Insured, 7.60%, 7/01/10 ......................................................          585,000         587,586
    Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 .................................       10,000,000      10,400,400
    Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 .................       10,000,000      10,350,200
    Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project, Series A,
       5.90%, 6/01/38 .............................................................................          995,000       1,017,368
    Palm Beach County IDR,
       Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, Pre-Refunded, 6.55%,
       12/01/16 ...................................................................................        1,755,000       1,910,072
       Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, Pre-Refunded, 6.625%,
        12/01/26 ..................................................................................        4,000,000       4,358,520
       South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ..................................        5,000,000       5,383,150
    Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
     Pre-Refunded, 5.125%, 11/01/30 ...............................................................       10,000,000      11,082,900
    Palm Beach County School Board COP,
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 .......................................        5,000,000       5,754,000
       Series A, AMBAC Insured, 5.125%, 8/01/24 ...................................................       15,000,000      15,991,650
       Series C, FSA Insured, 5.00%, 8/01/27 ......................................................       10,000,000      10,394,800


100 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    FLORIDA (CONT.)
    Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%, 11/15/29 ....................      $ 3,650,000    $  3,650,621
    Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%,
       6/01/27 ....................................................................................        4,450,000       4,657,726
       6/01/32 ....................................................................................        2,795,000       2,899,924
    Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27 ............................        5,615,000       6,105,021
    Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
       5.00%, 11/15/30 ............................................................................       11,500,000      11,842,125
    Polk County Capital Improvement Revenue Special Tax, FSA Insured, Pre-Refunded, 5.75%,
       12/01/21 ...................................................................................        2,350,000       2,688,283
    Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project, 5.85%, 12/01/30 ..       15,000,000      15,163,950
    Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ...........................        4,000,000       4,159,120
    Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%, 10/01/34 ...................        1,000,000       1,041,680
    Port Everglades Authority Port Improvement Revenue, Series 1986, ETM, 7.50%, 11/01/06 .........          265,000         279,284
    Sarasota County Utilities System Revenue,
       FGIC Insured, 5.75%, 10/01/27 ..............................................................       18,000,000      19,450,620
       Refunding, Series A, FGIC Insured, 5.25%, 10/01/25 .........................................        9,000,000       9,536,040
    Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 ....................        5,250,000       5,582,850
    South Broward Hospital District Revenue,
       5.60%, 5/01/27 .............................................................................        5,000,000       5,326,200
       5.625%, 5/01/32 ............................................................................       16,250,000      17,291,950
    St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%, 10/01/32 .       10,000,000      11,572,600
    Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ...................        2,550,000       2,862,401
    Sunrise Lakes Recreation District GO, Phase 4,
       Refunding, AMBAC Insured, 5.25%, 8/01/24 ...................................................        4,320,000       4,590,778
       Series A, Pre-Refunded, 6.75%, 8/01/15 .....................................................        3,080,000       3,199,566
       Series A, Pre-Refunded, 6.75%, 8/01/24 .....................................................        6,120,000       6,357,578
    Tamarac Sales Tax Revenue, FGIC Insured, 5.00%, 4/01/22 .......................................        2,490,000       2,632,652
    Tampa Bay Water Utility System Revenue,
       FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ................................................       15,000,000      17,194,800
       Series B, FGIC Insured, 5.00%, 10/01/31 ....................................................       10,000,000      10,316,100
    Tampa Sports Authority Revenue,
       Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 .................        1,000,000       1,194,940
       Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 .................        1,715,000       2,117,356
       Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 .................        2,695,000       3,350,694
       Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 ...............        6,800,000       6,957,964
       Sales Tax Payments, Stadium Project, MBIA Insured, 5.25%, 1/01/27 ..........................        5,860,000       6,154,465
    Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, 7.25%, 10/01/16 ............        1,330,000       1,335,067
    Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured, 5.00%, 7/01/22 .........        5,000,000       5,165,550
    Viera East CDD,
       Revenue, Special Assessment, Series B, ETM, 6.75%, 5/01/14 .................................        6,550,000       7,453,376
       Revenue, Special Assessment, Series B, 6.75%, 5/01/14 ......................................          150,000         150,215
       Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22 ..................       11,340,000      11,690,746
       Special Assessment, Water Management, Series B, 6.50%, 5/01/05 .............................          245,000         245,458
       Special Assessment, Water Management, Series B, 6.50%, 5/01/22 .............................        4,580,000       4,721,659
       Special Assessment, Refunding, 7.00%, 5/01/26 ..............................................        7,090,000       7,732,992
       Water and Sewer Revenue, 6.75%, 5/01/09 ....................................................        1,990,000       2,058,197
    Village Center CDD, Recreational Revenue, Series A, MBIA Insured, 5.20%, 11/01/25 .............       10,000,000      10,662,200


                                                             Annual Report | 101

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    FLORIDA (CONT.)
    Volusia County Educational Facility Authority Revenue, Educational Facilities,
       Embry Riddle University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/22 ...............      $ 2,000,000   $   2,168,540
       Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 .............................        5,000,000       5,290,300
    Volusia County School Board COP, Master Lease Program, FSA Insured, 5.50%, 8/01/24 ............        5,000,000       5,422,550
    West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 .......................        1,885,000       2,093,443
    West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 .............................       10,850,000      11,425,593
    West Palm Beach Utility System Revenue, FGIC Insured, 5.50%, 10/01/29 .........................        5,000,000       5,249,550
                                                                                                                       -------------
                                                                                                                       1,464,135,260
                                                                                                                       -------------
    U. S. TERRITORIES 6.0%
    Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%,
       7/01/25 ....................................................................................        5,000,000       5,227,200
       7/01/29 ....................................................................................       10,000,000      10,384,600
       7/01/33 ....................................................................................       13,000,000      13,373,750
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series A, MBIA Insured, 5.00%, 7/01/38 .....................................................       12,800,000      13,165,312
       Series B, Pre-Refunded, 6.00%, 7/01/39 .....................................................        5,000,000       5,757,250
       Series D, 5.375%, 7/01/36 ..................................................................        5,000,000       5,328,000
       Series G, 5.00%, 7/01/33 ...................................................................        5,000,000       5,143,750
    Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 .................       15,000,000      15,869,250
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 .....................        5,900,000       6,427,991
    Puerto Rico PBA Revenue, Guaranteed, Government Facilities,
       Series D, 5.375%, 7/01/33 ..................................................................        1,210,000       1,289,376
       Series D, Pre-Refunded, 5.375%, 7/01/33 ....................................................        3,790,000       4,237,826
       Series I, 5.00%, 7/01/36 ...................................................................        5,000,000       5,157,650
    Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ..........       10,000,000      10,338,000
                                                                                                                       -------------
                                                                                                                         101,699,955
                                                                                                                       -------------
    TOTAL BONDS (COST $1,448,118,333) .............................................................                    1,565,835,215
                                                                                                                       -------------
    ZERO COUPON BONDS 6.2%
    FLORIDA 6.2%
    Broward County HFAR, SFMR, Refunding, Series B, FHA Insured, 4/01/29 ..........................        1,390,000         265,240
    Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured,
       10/01/08 ...................................................................................        2,815,000       2,342,193
    Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured,
      Pre-Refunded, 8/01/18 .......................................................................       17,020,000       6,729,027
    Florida HFC Revenue,
       Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, 7/01/30 ...................        4,185,000         746,437
       Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, 7/01/17 .....................        2,115,000       1,113,230
       Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, 1/01/29 .....................       37,600,000      10,009,496
    Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
       10/01/25 ...................................................................................        9,845,000       3,828,720
       10/01/26 ...................................................................................        2,500,000         920,900
    Fort Pierce Utilities Authority Revenue, Capital Appreciation, Series B, AMBAC Insured,
       10/01/20 ...................................................................................        3,090,000       1,537,831
       10/01/21 ...................................................................................        2,585,000       1,218,233
       10/01/22 ...................................................................................        3,090,000       1,377,337
       10/01/23 ...................................................................................        3,060,000       1,288,597
       10/01/24 ...................................................................................        2,560,000       1,017,267


102 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON BONDS (CONT.)
    FLORIDA (CONT.)
    Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 4/01/32 .................      $ 1,425,000  $      271,861
    Lakeland Electric and Water Revenue, Capital Appreciation, ETM, 10/01/14 ......................        5,770,000       3,926,370
    Melbourne Water and Sewer Revenue, Capital Appreciation,
      FGIC Insured, ETM, 10/01/26 .................................................................        1,500,000         541,275
      Refunding, Series B, FGIC Insured, 10/01/22 .................................................        1,785,000         795,646
      Refunding, Series B, FGIC Insured, 10/01/26 .................................................        4,500,000       1,593,315
    Miami-Dade County Special Obligation,
      sub. lien, Refunding, Series A, MBIA Insured, 10/01/25 ......................................       22,365,000       7,535,887
      Sub Series C, MBIA Insured, 10/01/28 ........................................................        8,305,000       2,310,036
      Sub Series B, MBIA Insured, 10/01/36 ........................................................        5,635,000         994,577
    Pinellas County HFA, SFHMR, Multi County B-1, GNMA Secured, 9/01/31 ...........................          885,000         153,574
    Port Everglades Authority Port Improvement Revenue, Capital Appreciation,
      ETM, 9/01/10 ................................................................................       25,475,000      19,454,748
      9/01/10 .....................................................................................       24,525,000      20,061,450
    Port Saint Lucie Utility Revenue, MBIA Insured, 9/01/29 .......................................       20,000,000       5,491,000
    Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
      11/01/09 ....................................................................................        1,365,000       1,162,762
      11/01/12 ....................................................................................        1,780,000       1,313,159
      11/01/15 ....................................................................................        2,180,000       1,392,322
    St Johns County Water and Sewer Revenue, Capital Appreciation, AMBAC Insured,
      ETM, 6/01/22 ................................................................................        4,000,000       1,696,080
      6/01/23 .....................................................................................        4,255,000       1,690,171
      6/01/24 .....................................................................................        1,500,000         559,695
      6/01/25 .....................................................................................        2,130,000         749,313
                                                                                                                      --------------
    TOTAL ZERO COUPON BONDS (COST $92,908,359) ....................................................                      104,087,749
                                                                                                                      --------------
    TOTAL LONG TERM INVESTMENTS (COST $1,541,026,692) .............................................                    1,669,922,964
                                                                                                                      --------------
    SHORT TERM INVESTMENTS .3%
    BONDS .3%
    FLORIDA .3%
(b) Jacksonville Health Facilities Authority Hospital Revenue,
      Baptist Medical Center Project, Daily VRDN and Put, 1.79%, 8/15/21 ..........................        1,200,000       1,200,000
      Series C, Daily VRDN and Put, 1.79%, 8/15/33 ................................................        1,420,000       1,420,000
(b) Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program, Refunding,
     AMBAC Insured, Daily VRDN and Put, 1.80%, 12/01/15 ...........................................        2,600,000       2,600,000
                                                                                                                      --------------
    TOTAL SHORT TERM INVESTMENTS (COST $5,220,000) ................................................                        5,220,000
                                                                                                                      --------------
    TOTAL INVESTMENTS (COST $1,546,246,692) 99.2% .................................................                    1,675,142,964
    OTHER ASSETS, LESS LIABILITIES .8% ............................................................                       13,096,663
                                                                                                                      --------------
    NET ASSETS 100.0% .............................................................................                   $1,688,239,627
                                                                                                                      ==============

See Glossary of Terms on page 146.

(a)   See Note 1b regarding securities purchased on a delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 103

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                                  --------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
CLASS A                                                                2005      2004(d)          2003          2002        2001
                                                                  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $   12.27    $   11.99     $   11.86     $   11.73   $   11.03
                                                                  --------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................................         .53          .54           .56           .57         .59

 Net realized and unrealized gains (losses) ...................        (.10)         .28           .13           .14         .70
                                                                  --------------------------------------------------------------
Total from investment operations ..............................         .43          .82           .69           .71        1.29
                                                                  --------------------------------------------------------------
Less distributions from net investment income .................        (.53)        (.54)         (.56)         (.58)       (.59)
                                                                  --------------------------------------------------------------
Redemption fees ...............................................          --(c)        --            --            --          --
                                                                  --------------------------------------------------------------
Net asset value, end of year ..................................   $   12.17    $   12.27     $   11.99     $   11.86   $   11.73
                                                                  ==============================================================

Total return(b) ...............................................        3.65%        7.00%         6.02%         6.15%      11.93%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $ 170,407    $ 176,193     $ 171,381     $ 169,489   $ 163,352

Ratios to average net assets:

 Expenses .....................................................         .75%         .75%          .74%          .75%        .76%

 Net investment income ........................................        4.40%        4.49%         4.76%         4.83%       5.15%

Portfolio turnover rate .......................................       22.50%       11.83%        10.56%        19.66%      18.67%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


104 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN GEORGIA TAX-FREE INCOME FUND (CONTINUED)

                                                                  --------------------------------------------------------------
                                                                                   YEAR ENDED FEBRUARY 28,
CLASS C                                                                2005      2004(d)          2003        2002          2001
                                                                  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $   12.37    $   12.08     $   11.94     $   11.81   $   11.10
                                                                  --------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................................         .47          .47           .50           .51         .53

 Net realized and unrealized gains (losses) ...................        (.11)         .29           .14           .13         .71
                                                                  --------------------------------------------------------------
Total from investment operations ..............................         .36          .76           .64           .64        1.24
                                                                  --------------------------------------------------------------
Less distributions from net investment income .................        (.46)        (.47)         (.50)         (.51)       (.53)
                                                                  --------------------------------------------------------------
Redemption fees ...............................................          --(c)        --            --            --          --
                                                                  --------------------------------------------------------------
Net asset value, end of year ..................................   $   12.27    $   12.37     $   12.08     $   11.94   $   11.81
                                                                  ==============================================================

Total return(b) ...............................................        3.05%        6.44%         5.50%         5.52%      11.36%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $  37,017    $  35,645     $  32,422     $  24,672   $  16,780

Ratios to average net assets:

 Expenses .....................................................        1.30%        1.32%         1.27%         1.30%       1.31%

 Net investment income ........................................        3.85%        3.92%         4.23%         4.29%       4.60%

Portfolio turnover rate .......................................       22.50%       11.83%        10.56%        19.66%      18.67%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


                        Annual Report | See notes to financial statements. | 105

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.8%
    BONDS 97.9%
    GEORGIA 96.1%
    Atlanta Airport Facilities Revenue,
       Refunding, Series A, FGIC Insured, Pre-Refunded, 5.60%, 1/01/30 ............................      $ 5,000,000    $  5,616,100
       Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 .......................................        5,000,000       5,593,800
    Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
      Series C, FSA Insured, 5.00%, 1/01/33 .......................................................        5,000,000       5,188,400
    Atlanta and Fulton County Recreation Authority Revenue, AMBAC Insured, 5.50%, 12/01/20 ........        1,500,000       1,649,820
    Atlanta Development Authority Revenue, Yamacraw Design Center Project,
      Series A, MBIA Insured, 5.125%, 1/01/23 .....................................................        4,150,000       4,413,566
    Atlanta Urban Residential Finance Authority MFHR,
       Defoors Ferry Manor Project, 5.90%, 10/01/18 ...............................................        1,700,000       1,766,419
       Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 ...........................................        1,040,000       1,088,360
       Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 ..........................................        1,560,000       1,624,178
    Atlanta Water and Wastewater Revenue, Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 ......        8,000,000       8,271,760
    Augusta Water and Sewer Revenue, FSA Insured, 5.00%, 10/01/32 .................................        5,000,000       5,178,350
    Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
       5.25%, 12/01/22 ............................................................................        2,500,000       2,187,800
       5.375%, 12/01/28 ...........................................................................        2,000,000       1,738,100
    Brunswick and Glynn County Development Authority Revenue, Georgia Pacific Project,
      Refunding, 5.55%, 3/01/26 ...................................................................        2,000,000       1,982,860
    Bulloch County Development Authority Lease Revenue, Georgia Southern University,
      XLCA Insured, 5.00%, 8/01/27 ................................................................        5,000,000       5,264,400
    Cherokee County Water and Sewage Authority Revenue, MBIA Insured, 6.90%, 8/01/18 ..............           10,000          10,036
    Clayton County Development Authority Revenue, Gateway Village Project, Series A, 6.00%,
      8/01/23 .....................................................................................        3,500,000       3,959,375
    Clayton County Housing Authority MFHR,
       Southlake Cove Project A, GNMA Secured, 5.60%, 12/20/24 ....................................        1,990,000       2,153,061
       Vineyard Pointe, Series A, GNMA Secured, 5.50%, 10/20/32 ...................................        1,475,000       1,549,133
    Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 .............          995,000       1,025,626
    Cobb County Development Authority Parking Revenue, Kennesaw State University Foundation Inc.
      Project, MBIA Insured, 5.00%, 7/15/29 .......................................................        2,000,000       2,094,340
    Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured,
      ETM, 7.75%, 2/01/07 .........................................................................           35,000          37,026
    College Park Business and IDAR, Civic Center Project, AMBAC Insured, 5.75%, 9/01/26 ...........        2,000,000       2,221,120
    Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 ......................        2,000,000       2,085,580
    Columbia County Water and Sewer Revenue, FSA Insured, 5.00%, 6/01/24 ..........................        1,130,000       1,198,591
    Columbus Water and Sewage Revenue, Refunding, MBIA Insured, 5.00%, 5/01/25 ....................        1,000,000       1,058,700
    De Kalb County Housing Authority MFHR, Castaway Apartments, Series A, GNMA Insured,
      5.40%, 2/20/29 ..............................................................................        1,980,000       2,070,842
    De Kalb County Public Safety and Judicial Facilities Authority Revenue, Public Safety and
      Judicial Facility Project, 5.00%, 12/01/29 ..................................................        2,000,000       2,102,220
    De Kalb County Water and Sewer Revenue, 5.125%, 10/01/31 ......................................        6,500,000       6,785,285
    Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%, 6/01/26 ...............        3,000,000       3,152,220
    Forsyth County GO, Pre-Refunded, 5.75%, 2/01/19 ...............................................        1,500,000       1,707,015
    Fulton County Development Authority Revenue,
       Georgia Tech Foundation, Sac II Project, Series A, 5.25%, 11/01/30 .........................        5,000,000       5,308,000
       Georgia Tech Foundation Funding, Series A, 5.00%, 11/01/31 .................................        3,000,000       3,109,380
       Molecular Science Building Project, MBIA Insured, 5.00%, 5/01/25 ...........................        2,240,000       2,371,488


106 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    GEORGIA (CONT.)
    Fulton County Water and Sewer Revenue, FGIC Insured, 5.00%, 1/01/30 ...........................      $ 2,500,000    $  2,606,750
    Gainesville and Hall County Hospital Authority Revenue Anticipation Certificates,
      Northeast Health System Inc. Project, Refunding, 5.50%, 5/15/31 .............................        2,500,000       2,585,925
    Georgia Municipal Association Inc. COP, City Court Atlanta Project, AMBAC Insured,
       5.25%, 12/01/26 ............................................................................        2,000,000       2,156,360
    Georgia Municipal Electric Authority Power Revenue, Series W, ETM,
       6.60%, 1/01/18 .............................................................................           45,000          57,117
       6.60%, 1/01/18 .............................................................................          955,000       1,172,960
    Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured,
       5.00%, 6/01/24 .............................................................................        1,000,000       1,041,520
    Georgia Private Colleges and Universities Authority Student Housing Revenue, Mercer Housing
       Corp. Project, Series A, 6.00%, 6/01/24 ....................................................        2,550,000       2,655,085
    Georgia State HFAR,
       MF, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 .....................        1,000,000       1,079,350
       MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 ...................        1,000,000       1,038,690
       SF, Sub Series C-2, 5.95%, 12/01/31 ........................................................        4,435,000       4,591,733
       SFM, Sub Series B-2, 5.85%, 12/01/28 .......................................................        2,205,000       2,268,901
    Gwinnett County Development Authority COP, Gwinnett County Public Schools Project,
      MBIA Insured, 5.00%, 1/01/24 ................................................................        8,500,000       8,996,740
    Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital
      Systems Inc. Project, Series B, MBIA Insured, 5.30%, 9/01/27 ................................        3,750,000       3,997,313
    Gwinnett County Water and Sewer Authority Revenue, 5.25%, 8/01/25 .............................        2,795,000       3,020,780
    Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, Refunding,
      AMBAC Insured, 6.00%, 7/01/29 ...............................................................        5,000,000       5,628,250
    Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured, 6.00%,
      10/01/23 ....................................................................................        3,300,000       3,930,465
    Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
       Refunding, Series A, FSA Insured, 5.75%, 9/01/14 ...........................................        1,800,000       1,865,682
       Refunding, Series A, FSA Insured, 5.80%, 9/01/19 ...........................................        1,100,000       1,140,403
       Refunding, Series A, FSA Insured, 5.95%, 9/01/19 ...........................................        1,000,000       1,037,460
       Series B, FSA Insured, 5.75%, 9/01/14 ......................................................          800,000         829,192
    Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
      Healthcare System, MBIA Insured, 5.50%, 8/01/25 .............................................        6,000,000       6,461,160
    Meriwether County PFAR, Meriwether County Schools Project, MBIA Insured, 5.85%,
      10/01/26 ....................................................................................        1,000,000       1,118,820
    Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project, Refunding,
      Series A, 6.80%, 1/01/12 ....................................................................        1,500,000       1,795,200
    Newton County Hospital Authority Revenue, Newton Health System Project 1999, AMBAC
      Insured, 6.10%, 2/01/24 .....................................................................        4,500,000       5,091,975
    Private Colleges and Universities Authority Revenue,
       Emory University Project, Refunding, Series A, 5.50%, 11/01/25 .............................       10,000,000      10,901,800
       Mercer University Project, Refunding, Series A, 5.375%, 10/01/29 ...........................        2,000,000       2,047,140
    Richmond County Development Authority Educational Facilities Revenue, Augusta State University
      Jaguar Student Center, Series A, XLCA Insured, 5.00%, 7/01/29 ...............................        1,000,000       1,038,360
    Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co.
      Project, 5.80%, 12/01/20 ....................................................................        1,500,000       1,565,430
    Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured,
      5.375%, 7/01/29 .............................................................................        5,000,000       5,409,700


                                                             Annual Report | 107

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                              PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    GEORGIA (CONT.)
    South Fulton Municipal Regional Water and Sewer Authority Water Revenue, MBIA Insured,
      5.00%, 1/01/33 ..............................................................................      $ 3,500,000    $  3,625,860
    Suwanee GO, MBIA Insured, 5.25%, 1/01/32 ......................................................        3,000,000       3,177,810
    Upper Oconee Basin Water Authority Revenue,
       FGIC Insured, 5.25%, 7/01/27 ...............................................................        1,550,000       1,660,298
    (a)Refunding, MBIA Insured, 5.00%, 7/01/26 ....................................................        1,000,000       1,051,570
    Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical
      Center Project, AMBAC Insured, 5.25%, 10/01/27 ..............................................        3,000,000       3,200,340
    Walton County Water and Sewer Authority Revenue, Refunding and Improvement, MBIA Insured,
      6.00%, 2/01/21 ..............................................................................          750,000         788,498
    Ware County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured,
      5.25%, 3/01/25 ..............................................................................        3,000,000       3,217,140
                                                                                                                        ------------
                                                                                                                         199,414,728
                                                                                                                        ------------
    U. S. TERRITORIES 1.8%
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
       5.40%, 10/01/12 ............................................................................          850,000         898,399
       5.50%, 10/01/22 ............................................................................        1,200,000       1,241,388
       5.625%, 10/01/25 ...........................................................................        1,530,000       1,589,517
                                                                                                                        ------------
                                                                                                                           3,729,304
                                                                                                                        ------------
    TOTAL BONDS (COST $188,917,949) ...............................................................                      203,144,032
                                                                                                                        ------------
    ZERO COUPON/STEP-UP BONDS .9%
    GEORGIA .9%
    Fayette County School District GO, zero cpn. to 9/01/10,
       4.75% thereafter, 3/01/21 ..................................................................        1,355,000       1,054,407
       4.95% thereafter, 3/01/25 ..................................................................        1,000,000         766,730
                                                                                                                        ------------
    TOTAL ZERO COUPON/STEP-UP BONDS (COST $1,810,644) .............................................                        1,821,137
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $190,728,593) ...............................................                      204,965,169
                                                                                                                        ------------
    SHORT TERM INVESTMENTS .5%
    BONDS .5%
    GEORGIA .5%
(b) Athens-Clarke County Unified Government Authority Revenue,
     University of Georgia Athletic Association Project, Daily VRDN and Put, 1.80%, 8/01/33                1,000,000       1,000,000
(b) Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and
      Put, 1.80%, 11/01/41 ........................................................................          100,000         100,000
                                                                                                                        ------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,100,000) ................................................                        1,100,000
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $191,828,593) 99.3% ...................................................                      206,065,169
    OTHER ASSETS, LESS LIABILITIES .7% ............................................................                        1,358,819
                                                                                                                        ------------
    NET ASSETS 100.0% .............................................................................                     $207,423,988
                                                                                                                        ============

See Glossary of Terms on page 146.

(a)   See Note 1b regarding securities purchased on a delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


108 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                                  --------------------------------------------------------------
                                                                                            YEAR ENDED FEBRUARY 28,
CLASS A                                                                2005      2004(d)          2003          2002        2001
                                                                  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $   11.51    $   11.30     $   11.13     $   11.03   $   10.42
                                                                  --------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................................         .48          .50           .52           .55         .57

 Net realized and unrealized gains (losses) ...................        (.10)         .21           .17           .10         .61
                                                                  --------------------------------------------------------------
Total from investment operations ..............................         .38          .71           .69           .65        1.18
                                                                  --------------------------------------------------------------
Less distributions from net investment income .................        (.48)        (.50)         (.52)         (.55)       (.57)
                                                                  --------------------------------------------------------------
Redemption fees ...............................................          --(c)        --            --            --          --
                                                                  --------------------------------------------------------------
Net asset value, end of year ..................................   $   11.41    $   11.51     $   11.30     $   11.13   $   11.03
                                                                  ==============================================================

Total return(b) ...............................................        3.47%        6.43%         6.38%         6.08%      11.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $ 112,941    $ 118,797     $ 114,541     $  96,299   $  76,369

Ratios to average net assets:

 Expenses .....................................................         .71%         .60%          .60%          .52%        .45%

 Expenses excluding waiver and payments
  by affiliates ...............................................         .79%         .78%          .80%          .82%        .82%

 Net investment income ........................................        4.30%        4.44%         4.67%         4.96%       5.34%

Portfolio turnover rate .......................................       12.48%       11.87%         7.34%         6.07%      12.80%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


                        Annual Report | See notes to financial statements. | 109

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.7%
    BONDS 96.4%
    KENTUCKY 84.4%
    Bellevue GO, Public Project, Harbor Greene Project, 5.00%, 2/01/34 ................................  $ 1,065,000    $  1,098,963
    Boone County GO, Public Project, 5.00%,
       4/01/20 ........................................................................................    1,310,000       1,393,342
       4/01/21 ........................................................................................    1,000,000       1,058,550
    Boone County PCR, Dayton Power and Light Co., Collateralized, Refunding, Series A, 6.50%,
       11/15/22 .......................................................................................      710,000         735,162
    Boone Florence Water Commission Water Supply Systems Revenue, Refunding, FGIC Insured, 5.00%,
       12/01/22 .......................................................................................    1,200,000       1,271,400
       12/01/27 .......................................................................................    2,000,000       2,088,920
    Bowling Green ISD, Finance Corp. School Building Revenue, 5.75%, 1/01/20 ..........................    1,140,000       1,259,392
    Campbell and Kenton Counties Sanitation District No.1 Sanitation District Revenue, Series A,
       FSA Insured, 5.00%,
       8/01/19 ........................................................................................    1,500,000       1,597,320
       8/01/24 ........................................................................................    2,000,000       2,097,020
    Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 7/01/17 .........    1,000,000       1,049,190
    Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities Project, 5.125%,
       8/01/20 ........................................................................................    1,015,000       1,087,319
    Elizabethtown Public Properties Holding Inc. Revenue, First Mortgage, Administrative Office of the
       Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 ..............................    2,000,000       2,146,400
    Fayette County School District Finance Corp. School Building Revenue,
       5.50%, 9/01/18 .................................................................................    1,525,000       1,533,570
       Refunding, Series B, FSA Insured, 4.00%, 1/01/17 ...............................................    2,500,000       2,731,450
       Series A, AMBAC Insured, 5.25%, 4/01/20 ........................................................    2,160,000       2,334,679
    Florence GO, Public Project, Series A, FGIC Insured, 5.00%, 11/01/32 ..............................    1,000,000       1,030,880
    Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects,
       Refunding, Series A, MBIA Insured, 6.10%, 1/01/24 ..............................................      405,000         405,478
    Hancock County Solid Waste Disposal Revenue, Willamette Industries Inc. Project, 6.60%,
       5/01/26 ........................................................................................    1,000,000       1,039,400
    Hardin County School District Finance Corp. School Building Revenue, 5.75%, 2/01/20 ...............    1,500,000       1,655,805
    Hardin County Water District No. 2, Water System Revenue, Series A, AMBAC Insured, 5.00%,
       1/01/31 ........................................................................................    2,620,000       2,701,927
    Harlan County Justice Center Revenue, First Judicial Center Project, AMBAC Insured, 5.00%,
       3/01/25 ........................................................................................    1,330,000       1,388,985
    Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 ..........    2,035,000       2,058,626
    Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc., Refunding,
       AMBAC Insured, 5.75%, 1/01/26 ..................................................................    1,000,000       1,065,780
    Jefferson County PCR, DuPont, Series A, 6.30%, 7/01/12 ............................................      450,000         462,973
    Jefferson County School District Finance Corp. School Building Revenue, Series C, MBIA Insured,
       4.00%, 9/01/17 .................................................................................    1,535,000       1,543,443
    Jefferson County School District Financial Corp. School Building Revenue, Series A, FSA Insured,
       5.25%, 7/01/18 .................................................................................    1,500,000       1,608,915
    Jessamine County School District Finance Corp. School Building Revenue, 5.50%, 1/01/21 ............    2,500,000       2,613,975
    Kenton County Airport Board Revenue,
       Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 3/01/13 .....    1,230,000       1,291,020
       Special Facilities, Delta Airlines Inc. Project, Series A, 7.50%, 2/01/20 ......................      445,000         402,178
       Special Facilities, Delta Airlines Inc. Project, Series A, 7.125%, 2/01/21 .....................      325,000         282,308
       Special Facilities, Delta Airlines Inc. Project, Series B, 7.25%, 2/01/22 ......................      445,000         394,435


110 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    KENTUCKY (CONT.)
    Kentucky Area Development Districts Financing Trust Lease Program Revenue, City of Ewing,
       6.00%, 6/01/30 .............................................................................      $ 2,000,000    $  2,184,040
       Series C, 6.00%, 6/01/30 ...................................................................        1,285,000       1,445,843
       Series E, 5.70%, 6/01/22 ...................................................................        1,000,000       1,112,000
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
       Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ...............        2,000,000       1,918,500
    Kentucky Economic Development Finance Authority Revenue, Catholic Health Project, Refunding
       and Improvement, Series A, 5.00%, 12/01/18 .................................................        2,000,000       2,071,580
    Kentucky Infrastructure Authority Revenue,
       Infrastructure Revolving Fund Program, Series J, Pre-Refunded, 6.375%, 6/01/14 .............          500,000         515,385
       Series A, 5.00%, 6/01/19 ...................................................................        1,140,000       1,208,195
       Series A, 5.00%, 6/01/20 ...................................................................        1,250,000       1,320,513
       Series A, 5.00%, 6/01/21 ...................................................................        1,190,000       1,253,760
    Kentucky Rural Water Finance Corp. Public Project Revenue,
       Flexible Term Program, Series A, 5.00%, 2/01/26 ............................................        1,055,000       1,103,319
       Multimodal Flexible Term Program H, 5.00%, 2/01/34 .........................................        1,500,000       1,553,310
    Kentucky State Property and Buildings Commission Revenues,
       Project No. 62, Refunding, 2nd Series, 5.25%, 10/01/18 .....................................        3,540,000       3,836,086
       Project No. 64, MBIA Insured, Pre-Refunded, 5.50%, 5/01/17 .................................        1,535,000       1,701,409
       Project No. 69, Refunding, Series A, FSA Insured, 5.00%, 8/01/21 ...........................        2,300,000       2,415,575
       Project No. 77, Refunding, MBIA Insured, Pre-Refunded, 5.00%, 8/01/23 ......................          280,000         309,719
       Project No. 77, Refunding, MBIA Insured, 5.00%, 8/01/23 ....................................          820,000         867,839
    Lawrenceburg Water and Sewer Revenue, MBIA Insured, 5.00%, 10/01/28 ...........................        1,730,000       1,803,439
    Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
       Series A, FGIC Insured, 5.00%, 5/15/30 .....................................................        2,750,000       2,813,470
    Louisville Parking Authority of River City Revenue, MBIA Insured, 5.00%, 6/01/29 ..............        3,290,000       3,404,920
    Louisville Waterworks Board Water System Revenue, Louisville Water Co.,
       FSA Insured, 5.50%, 11/15/25 ...............................................................        2,000,000       2,175,860
       Refunding, FSA Insured, 5.25%, 11/15/24 ....................................................        2,500,000       2,698,700
(a) Madison County School District Finance Corp. School Building Revenue, MBIA Insured, 4.00%,
       2/01/22 ....................................................................................        1,315,000       1,281,796
       2/01/23 ....................................................................................        1,370,000       1,323,968
    McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A, MBIA Insured,
       6.40%, 11/01/07 ............................................................................          500,000         513,230
    Northern Kentucky University COP, AMBAC Insured, 5.00%, 12/01/27 ..............................        1,500,000       1,562,430
    Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 ...............        1,270,000       1,319,632
    Oldham County School District Finance Corp. School Building Revenue, MBIA Insured, 5.00%,
       5/01/24 ....................................................................................        5,680,000       6,008,986
    Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties Leasing Trust,
       Series A, 6.50%, 3/01/19 ...................................................................        1,050,000       1,053,465
    Russell Health System Revenue,
       Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 .......................................          800,000         873,336
       Pre-Refunded, 8.10%, 7/01/15 ...............................................................          145,000         158,317
       Pre-Refunded, 8.10%, 7/01/15 ...............................................................          140,000         149,995
                                                                                                                        ------------
                                                                                                                          95,387,422
                                                                                                                        ------------


                                                             Annual Report | 111

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    U. S. TERRITORIES 12.0%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
       5.375%, 5/15/33 ............................................................................      $ 1,915,000    $  1,934,763
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.125%, 7/01/31 ............................................................................        3,125,000       3,227,844
       Pre-Refunded, 5.125%, 7/01/31 ..............................................................        1,875,000       2,079,056
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series D, 5.375%, 7/01/36 ..................................................................        2,500,000       2,664,000
    Puerto Rico PBA Revenue, Government Facilities, Series D,
       Pre-Refunded, 5.25%, 7/01/36 ...............................................................          995,000       1,104,599
       5.25%, 7/01/36 .............................................................................          455,000         476,649
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ......        2,000,000       2,077,800
                                                                                                                        ------------
                                                                                                                          13,564,711
                                                                                                                        ------------
    TOTAL BONDS (COST $102,932,526) ...............................................................                      108,952,133
                                                                                                                        ------------
    ZERO COUPON/STEP-UP BONDS 1.3%
    KENTUCKY 1.3%
    Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc., Series C,
      MBIA Insured, zero cpn. to 10/01/05, 6.15% thereafter,
       10/01/24 ...................................................................................          405,000         434,751
       10/01/25 ...................................................................................          935,000       1,000,207
                                                                                                                        ------------
    TOTAL ZERO COUPON/STEP-UP BONDS (COST $1,293,206) .............................................                        1,434,958
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $104,225,732) ...............................................                      110,387,091
                                                                                                                        ------------
    SHORT TERM INVESTMENTS 3.5%
    BONDS 3.5%
    KENTUCKY 3.2%
(b) Berea Educational Facilities Revenue, Series A, Daily VRDN and Put, 1.80%, 6/01/32 ............        3,380,000       3,380,000
(b) Kentucky Area Development Districts Financing Trust Lease Program Revenue, Ewing Acquisition
      Project, Weekly VRDN and Put, 1.96%, 6/01/33 ................................................          210,000         210,000
                                                                                                                        ------------
                                                                                                                           3,590,000
                                                                                                                        ------------
    U. S. TERRITORIES .3%
(b) Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 1.83%, 7/01/28 .................................          300,000         300,000
                                                                                                                        ------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,890,000) ................................................                        3,890,000
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $108,115,732) 101.2% ..................................................                      114,277,091
    OTHER ASSETS, LESS LIABILITIES (1.2)% .........................................................                      (1,336,270)
                                                                                                                        ------------
    NET ASSETS 100.0% .............................................................................                     $112,940,821
                                                                                                                        ============

See Glossary of Terms on page 146.

(a)   See Note 1b regarding securities purchased on a delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


112 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                                  --------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
CLASS A                                                                2005      2004(d)          2003          2002        2001
                                                                  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $   11.81    $   11.55     $   11.38     $   11.22   $   10.55
                                                                  --------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................................         .52          .53           .55           .56         .58

 Net realized and unrealized gains (losses) ...................        (.14)         .26           .17           .16         .67
                                                                  --------------------------------------------------------------
Total from investment operations ..............................         .38          .79           .72           .72        1.25
                                                                  --------------------------------------------------------------
Less distributions from net investment income .................        (.51)        (.53)         (.55)         (.56)       (.58)
                                                                  --------------------------------------------------------------
Redemption fees ...............................................          --(c)        --            --            --          --
                                                                  --------------------------------------------------------------
Net asset value, end of year ..................................   $   11.68    $   11.81     $   11.55     $   11.38   $   11.22
                                                                  ==============================================================

Total return(b) ...............................................        3.36%        7.01%         6.52%         6.73%      12.05%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $ 188,659    $ 185,987     $ 177,211     $ 167,909   $ 154,750

Ratios to average net assets:

 Expenses .....................................................         .73%         .73%          .74%          .74%        .74%

 Net investment income ........................................        4.49%        4.56%         4.84%         4.99%       5.32%

Portfolio turnover rate .......................................        8.67%       16.35%        12.60%        10.05%       8.63%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


                        Annual Report | See notes to financial statements. | 113

Franklin Tax-Free Trust

FRANKLIN LOUISIANA TAX-FREE INCOME FUND (CONTINUED)

                                                                  --------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
CLASS C                                                                2005      2004(d)          2003          2002        2001
                                                                  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $   11.91    $   11.65     $   11.47     $   11.29   $   10.62
                                                                  --------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................................         .46          .46           .49           .51         .52

 Net realized and unrealized gains (losses) ...................        (.13)         .26           .18           .17         .67
                                                                  --------------------------------------------------------------
Total from investment operations ..............................         .33          .72           .67           .68        1.19
                                                                  --------------------------------------------------------------
Less distributions from net investment income .................        (.45)        (.46)         (.49)         (.50)       (.52)
                                                                  --------------------------------------------------------------
Redemption fees ...............................................          --(c)        --            --            --          --
                                                                  --------------------------------------------------------------
Net asset value, end of year ..................................   $   11.79    $   11.91     $   11.65     $   11.47   $   11.29
                                                                  ==============================================================

Total return(b) ...............................................        2.84%        6.34%         5.98%         6.18%      11.46%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $  19,196    $  20,768     $  20,503     $  16,047   $  12,424

Ratios to average net assets:

 Expenses .....................................................        1.28%        1.29%         1.28%         1.29%       1.29%

 Net investment income ........................................        3.94%        4.00%         4.30%         4.44%       4.77%

Portfolio turnover rate .......................................        8.67%       16.35%        12.60%        10.05%       8.63%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


114 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 97.0%
    BONDS 97.0%
    LOUISIANA 92.1%
    Bossier City Public Improvement Sales and Use Tax Revenue,
       FGIC Insured, 5.00%, 12/01/19 ..................................................................  $ 1,145,000    $  1,213,757
       Refunding, FGIC Insured, 5.00%, 12/01/21 .......................................................    1,875,000       1,970,756
       Refunding, FGIC Insured, 5.00%, 12/01/22 .......................................................    1,515,000       1,582,221
    Bossier Parish Sales and Use Tax Revenue, AMBAC Insured, 5.00%, 7/01/20 ...........................    1,900,000       2,030,853
    Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series B, 6.875%,
       11/01/12 .......................................................................................       55,000          55,550
    Calcasieu Parish Public Trust Authority SFMR, Series A, GNMA Secured, 6.40%, 4/01/32 ..............       20,000          20,634
    Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese Student Housing Project,
       MBIA Insured, 5.25%,
       5/01/21 ........................................................................................    1,505,000       1,623,669
       5/01/33 ........................................................................................    2,500,000       2,632,300
    De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
       5.65%, 12/01/21 ................................................................................    1,000,000       1,025,790
    De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%,
       9/01/29 ........................................................................................   11,500,000      12,813,300
    Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A, FHA Insured,
       ETM, 7.20%, 8/01/10 ............................................................................    1,380,000       1,650,701
    East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding, Series A,
       6.10%, 10/01/29 ................................................................................      390,000         400,920
    East Baton Rouge Parish Sales and Use Tax Revenue, Public Improvement, Series ST, FGIC Insured,
       5.00%, 2/01/20 .................................................................................    1,000,000       1,055,730
    Ernest N. Morial New Orleans Exhibit Hall Authority Special Tax, senior sub. note, Series A,
       AMBAC Insured, 5.00%, 7/15/33 ..................................................................    5,000,000       5,161,850
    Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
       11/01/27 .......................................................................................    5,000,000       5,217,500
    Jefferson Parish Revenue, Public Improvement, 24 Judicial District Project, MBIA Insured, 5.00%,
       4/01/29 ........................................................................................    3,060,000       3,182,125
    Jefferson Parish West Jefferson Park and Community Center Revenue, MBIA Insured, 5.00%,
       10/01/29 .......................................................................................    2,925,000       3,046,914
    Jefferson Sales Tax District Special Sales Tax Revenue,
       Refunding, FSA Insured, 5.00%, 12/01/22 ........................................................    3,000,000       3,133,110
       Special Tax Bond, AMBAC Insured, 5.00%, 12/01/20 ...............................................    4,195,000       4,420,313
    Lafayette Public Trust Financing Authority Revenue, Ragin Cajun Facilities Inc. Project,
       MBIA Insured, 5.00%, 10/01/22 ..................................................................    1,500,000       1,598,655
    Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%, 4/01/11 ....................       30,000          36,211
    Lafayette Utilities Revenue, MBIA Insured, 5.00%, 11/01/28 ........................................    5,000,000       5,221,750
    Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ................................       75,000          83,572
    Livingston Parish Waterworks Revenue, Ward Two Water District, AMBAC Insured, 5.125%, 4/01/29 .....    2,200,000       2,336,598
    Louisiana HFA Mortgage Revenue,
       MF, Westview Project, FHA Insured, 7.80%, 4/01/30 ..............................................      750,000         759,435
       SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 ..................................................    1,180,000       1,208,721
    Louisiana Local Government Environmental Facilities CDA Revenue,
       Delgado Community College Foundation Project, AMBAC Insured, 6.00%, 10/01/29 ...................    1,000,000       1,127,840
       Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21 ................................    2,215,000       2,322,494
       MBIA Insured, 5.00%, 12/01/26 ..................................................................    3,000,000       3,128,850
       Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26 .............    2,000,000       2,140,880


                                                             Annual Report | 115

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    LOUISIANA (CONT.)
       Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 .............  $ 2,000,000    $  2,126,680
       Southeastern Louisiana Student Housing, Series A, MBIA Insured, 5.00%, 8/01/27 .................    3,000,000       3,139,710
    Louisiana Local Government Environmental Facility Revenue, Baton Rouge Apartments, Series A,
       MBIA Insured, 6.375%, 1/01/30 ..................................................................    4,265,000       4,593,959
    Louisiana Public Facilities Authority Hospital Revenue,
       Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ................................    3,750,000       3,911,550
       Pendleton Memorial Methodist, Pre-Refunded, 5.25%, 6/01/28 .....................................    4,500,000       4,864,545
       Touro Infirmary Project, Series A, 5.625%, 8/15/29 .............................................    6,000,000       6,139,440
    Louisiana Public Facilities Authority Revenue,
       Centenary College Project, Refunding, 5.75%, 2/01/29 ...........................................    7,300,000       7,123,632
       Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 ...........................    1,500,000       1,590,915
       Dillard University Project, Series A, AMBAC Insured, 5.30%, 8/01/26 ............................    1,540,000       1,647,877
       HFA, Mortgage Purchase, FNMA Insured, 6.05%, 1/01/26 ...........................................      645,000         654,372
       Mortgage Purchase, HFA, Refunding, Series A, FNMA Insured, 6.40%, 7/20/20 ......................    1,900,000       1,941,534
       Ochsner Clinic Foundation Project, Series B, 5.75%, 5/15/23 ....................................    2,500,000       2,667,950
       Tulane University, AMBAC Insured, Pre-Refunded, 6.05%, 10/01/25 ................................    5,500,000       5,918,385
       Tulane University, Refunding, Series A, AMBAC Insured, 5.125%, 7/01/27 .........................    3,000,000       3,155,910
       Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ................    1,000,000       1,075,780
       Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ................    6,015,000       6,376,321
    Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 ................    3,500,000       3,631,040
    Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
       AMBAC Insured, 5.00%, 5/01/21 ..................................................................    2,500,000       2,631,925
       Series A, MBIA Insured, 5.375%, 3/01/19 ........................................................    3,000,000       3,214,380
    Louisiana State University and Agricultural and Mechanical College Board Revenue,
       AMBAC Insured, 5.00%, 7/01/22 ..................................................................    5,000,000       5,328,250
       Auxiliary, Series B, AMBAC Insured, 5.00%, 7/01/27 .............................................    1,500,000       1,569,330
    Louisiana State University and Agricultural and Mechanical College University Revenues, Auxiliary,
       MBIA Insured, 5.50%, 7/01/26 ...................................................................    1,500,000       1,585,335
    Monroe Sales and Use Tax Revenue, FGIC Insured, 5.25%, 7/01/23 ....................................    1,535,000       1,667,455
    New Orleans GO,
       Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ..................................................    1,000,000       1,050,010
       Public Improvement, AMBAC Insured, 5.25%, 12/01/29 .............................................    1,485,000       1,595,009
       Public Improvement, FGIC Insured, 5.25%, 12/01/21 ..............................................    1,295,000       1,407,199
       Public Improvement, FGIC Insured, 5.125%, 12/01/26 .............................................    2,000,000       2,102,760
       Refunding, MBIA Insured, 5.125%, 9/01/21 .......................................................    2,000,000       2,145,800
    Orleans Levee District Revenue, Levee Improvement, Refunding, FSA Insured, 5.95%,
       11/01/14 .......................................................................................      680,000         717,720
    Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured, 5.50%,
       9/01/20 ........................................................................................    1,000,000       1,068,130
    Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 ..........................    1,950,000       1,979,016
    Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center,
       Refunding, FSA Insured, 5.75%, 5/15/21 .........................................................    2,500,000       2,739,025
    Ouachita Parish La West Ouachita Parish School District Sales and Use Tax Revenue, FGIC Insured,
       5.75%, 9/01/24 .................................................................................    1,410,000       1,564,395
    Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured,
       ETM, 7.25%, 8/01/10 ............................................................................      870,000         971,529
    Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
       10/01/16 .......................................................................................    1,000,000       1,070,830


116 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    LOUISIANA (CONT.)
    St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%,
       9/01/10 .....................................................................................     $   435,000    $    530,522
    St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 .........       1,500,000       1,563,960
    St. Charles Parish PCR, Louisiana Power and Light Co. Project, 7.50%, 6/01/21 ..................       2,500,000       2,512,575
    St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
       7.05%, 4/01/22 ..............................................................................       1,500,000       1,508,700
       Series A, 7.00%, 12/01/22 ...................................................................         750,000         753,607
    St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ...................       2,500,000       2,640,375
    St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
       7/01/10 .....................................................................................          80,000          88,428
       7/01/11 .....................................................................................          50,000          61,179
    State Colleges and Universities Lease Revenue, University of Southwestern Louisiana, Cajundome,
       MBIA Insured, 5.65%, 9/01/26 ................................................................       3,080,000       3,273,516
    Terrebonne Parish Hospital Service District No. 1 Hospital Revenue, Terrebonne General Medical
       Center Project, Refunding, AMBAC Insured, 5.50%, 4/01/33 ....................................       2,155,000       2,332,831
    University of Louisiana Board of Supervisors Lease Revenue, LaFayette Cajundome Convention,
       MBIA Insured, 6.25%, 9/01/29 ................................................................       1,200,000       1,381,092
    University System Board of Supervisors Revenue, Northwestern State University Wellness,
       AMBAC Insured, 5.10%, 4/01/24 ...............................................................       1,000,000       1,044,830
    West Feliciana Parish PCR, Gulf State Utility Co. Project, 7.70%, 12/01/14 .....................       6,500,000       6,580,340
                                                                                                                        ------------
                                                                                                                         191,442,652
                                                                                                                        ------------
    U. S. TERRITORIES 4.9%
    Puerto Rico Commonwealth GO, Public Improvement,
       MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ..................................................       4,400,000       4,917,968
       Series A, 5.00%, 7/01/33 ....................................................................       2,000,000       2,057,500
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ........       3,000,000       3,139,800
                                                                                                                        ------------
                                                                                                                          10,115,268
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $189,337,428) ................................................                     201,557,920
                                                                                                                        ------------
    SHORT TERM INVESTMENTS 1.6%
    BONDS 1.6%
    LOUISIANA 1.5%
(a) Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project, First
      Stage, ACES, Refunding, Daily VRDN and Put, 1.80%, 9/01/17 ...................................       3,200,000       3,200,000
    U. S. TERRITORIES .1%
(a) Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
      AMBAC Insured, Weekly VRDN and Put, 1.83%, 7/01/28 ...........................................         100,000         100,000
                                                                                                                        ------------
    TOTAL SHORT TERM INVESTMENTS (COST $3,300,000) .................................................                       3,300,000
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $192,637,428) 98.6% ....................................................                     204,857,920
    OTHER ASSETS, LESS LIABILITIES 1.4% ............................................................                       2,996,732
                                                                                                                        ------------
    NET ASSETS 100.0% ..............................................................................                    $207,854,652
                                                                                                                        ============

See Glossary of Terms on page 146.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 117

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                                  --------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
CLASS A                                                                2005      2004(d)          2003          2002        2001
                                                                  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $   11.93    $   11.78     $   11.52     $   11.36   $   10.63
                                                                  --------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................................         .51          .52           .54           .55         .57

 Net realized and unrealized gains (losses) ...................        (.13)         .16           .26           .17         .72
                                                                  --------------------------------------------------------------
Total from investment operations ..............................         .38          .68           .80           .72        1.29
                                                                  --------------------------------------------------------------
Less distributions from net investment income .................        (.51)        (.53)         (.54)         (.56)       (.56)
                                                                  --------------------------------------------------------------
Redemption fees ...............................................          --(c)        --            --            --          --
                                                                  --------------------------------------------------------------
Net asset value, end of year ..................................   $   11.80    $   11.93     $   11.78     $   11.52   $   11.36
                                                                  ==============================================================

Total return(b) ...............................................        3.34%        5.89%         7.16%         6.44%      12.44%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $ 332,943    $ 340,237     $ 322,873     $ 281,141   $ 248,964

Ratios to average net assets:

 Expenses .....................................................         .70%         .70%          .70%          .72%        .73%

 Net investment income ........................................        4.40%        4.43%         4.65%         4.81%       5.16%

Portfolio turnover rate .......................................       12.03%       10.56%         6.30%         6.39%      13.01%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


118 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN MARYLAND TAX-FREE INCOME FUND (CONTINUED)

                                                                  --------------------------------------------------------------
                                                                                     YEAR ENDED FEBRUARY 28,
CLASS C                                                                2005      2004(d)          2003          2002        2001
                                                                  --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............................   $   12.05    $   11.90     $   11.63     $   11.46   $   10.72
                                                                  --------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................................         .46          .46           .48           .49         .51

 Net realized and unrealized gains (losses) ...................        (.13)         .15           .27           .17         .73
                                                                  --------------------------------------------------------------
Total from investment operations ..............................         .33          .61           .75           .66        1.24
                                                                  --------------------------------------------------------------
Less distributions from net investment income .................        (.45)        (.46)         (.48)         (.49)       (.50)
                                                                  --------------------------------------------------------------
Redemption fees ...............................................          --(c)        --            --            --          --
                                                                  --------------------------------------------------------------
Net asset value, end of year ..................................   $   11.93    $   12.05     $   11.90     $   11.63   $   11.46
                                                                  ==============================================================

Total return(b) ...............................................        2.73%        5.33%         6.59%         5.88%      11.83%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............................   $  48,997    $  49,739     $  48,305     $  33,257   $  22,547

Ratios to average net assets:

 Expenses .....................................................        1.25%        1.28%         1.22%         1.27%       1.28%

 Net investment income ........................................        3.85%        3.85%         4.13%         4.26%       4.61%

Portfolio turnover rate .......................................       12.03%       10.56%         6.30%         6.39%      13.01%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


                        Annual Report | See notes to financial statements. | 119

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.2%
    BONDS 98.2%
    MARYLAND 85.8%
    Anne Arundel County GO, 4.625%, 3/01/32 ...........................................................  $ 2,000,000    $  2,026,020
    Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding, 6.00%,
      4/01/24 .........................................................................................    9,500,000       9,829,175
    Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32 .........................    1,000,000       1,043,340
    Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding, Series A,
      7.00%, 8/01/11 ..................................................................................    2,665,000       2,701,617
    Baltimore GO, Consolidated Public Improvement,
       Series A, FGIC Insured, Pre-Refunded, 5.30%, 10/15/17 ..........................................    1,500,000       1,630,200
       Series A, FSA Insured, Pre-Refunded, 5.25%, 10/15/17 ...........................................    3,300,000       3,684,417
       Series B, 7.15%, 10/15/08 ......................................................................    1,000,000       1,142,660
    Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 .............    1,850,000       1,984,865
    Baltimore Project Revenue, Wastewater Project,
       Refunding, FGIC Insured, 5.125%, 7/01/42 .......................................................    7,630,000       7,967,933
       Series A, FGIC Insured, 5.00%, 7/01/33 .........................................................    3,000,000       3,130,560
       Series B, FGIC Insured, Pre-Refunded, 5.00%, 7/01/28 ...........................................    4,000,000       4,261,400
    Baltimore Revenue, Wastewater Project, Series A,
       FGIC Insured, Pre-Refunded, 5.80%, 7/01/15 .....................................................    5,000,000       5,576,900
       FSA Insured, Pre-Refunded, 5.75%, 7/01/30 ......................................................   10,000,000      11,281,300
    Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Radian Insured,
       5.375%, 1/01/16 ................................................................................    2,000,000       2,150,660
       5.50%, 1/01/19 .................................................................................    1,000,000       1,066,050
       5.625%, 1/01/25 ................................................................................    2,000,000       2,149,800
    Gaithersburg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding
      and Improvement, FSA Insured, 6.00%, 9/01/21 ....................................................    8,000,000       8,292,320
    Harford County GO, Consolidated Public Improvement,
       4.40%, 1/15/15 .................................................................................    1,450,000       1,519,426
       4.40%, 1/15/16 .................................................................................    1,420,000       1,481,088
       4.45%, 1/15/17 .................................................................................    1,125,000       1,175,130
    Harford County Mortgage Revenue, Greenbrier V Apartments Project, Refunding, FHA Insured,
      6.50%, 11/01/26 .................................................................................    3,000,000       3,067,290
    Howard County Mortgage Revenue, Normandy Woods III Apartments Project, Refunding, Series A,
      FHA Insured, 6.10%, 7/01/25 .....................................................................    2,000,000       2,083,380
    Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 .........    1,900,000       1,909,025
    Maryland State CDA, Department of Housing and Community Development Revenue,
       Housing, Series A, 6.00%, 7/01/32 ..............................................................    4,000,000       4,148,560
       Residential, Series D, 5.25%, 9/01/29 ..........................................................    3,770,000       3,804,684
       Series B, 5.35%, 9/01/30 .......................................................................    1,580,000       1,760,782
       SF Program, First Series, 5.00%, 4/01/17 .......................................................      220,000         221,236
       SF Program, Second Series, 5.00%, 4/01/17 ......................................................    3,000,000       3,051,750
    Maryland State EDC, Utility Infrastructure Revenue, University College Park Project,
      AMBAC Insured, 5.00%, 7/01/19 ...................................................................    1,710,000       1,817,439
    Maryland State Energy Financing Administration Solid Waste Disposal Revenue, Limited Obligation,
      Wheelabrator Water Projects, 6.45%, 12/01/16 ....................................................    3,000,000       3,177,900


120 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    MARYLAND (CONT.)
    Maryland State Health and Higher Educational Facilities Authority Revenue,
       Anne Arundel Health System, Series A, 5.125%, 7/01/34 ..........................................  $ 2,500,000    $  2,564,125
       Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ......................................    8,365,000       8,646,315
       Carroll County General Hospital, 6.00%, 7/01/26 ................................................    2,000,000       2,131,380
       Carroll County General Hospital, 5.80%, 7/01/32 ................................................    5,000,000       5,261,300
       Catholic Health Initiatives, Series A, 6.00%, 12/01/20 .........................................    2,920,000       3,309,309
       Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/24 ....................................    2,025,000       2,278,246
       Charity Obligation Group, Series A, 5.00%, 11/01/19 ............................................    1,515,000       1,567,071
       Charity Obligation Group, Series A, 5.00%, 11/01/29 ............................................    2,250,000       2,314,732
       Doctors Community Hospital, Refunding, 5.75%, 7/01/13 ..........................................    2,885,000       2,893,886
       Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 .........................................   11,000,000      11,856,130
       Johns Hopkins University Issue, Pre-Refunded, 6.00%, 7/01/39 ...................................    5,000,000       5,661,350
       Johns Hopkins, AMBAC Insured, 5.00%, 7/01/27 ...................................................      655,000         679,759
       Maryland Institute College of Art, 5.625%, 6/01/36 .............................................    3,600,000       3,772,152
       Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 ...........................    1,500,000       1,553,655
       Mercy Medical Center, Refunding, 5.625%, 7/01/31 ...............................................    5,500,000       5,666,045
       North Arundel Hospital, 6.50%, 7/01/26 .........................................................    1,000,000       1,140,350
       North Arundel Hospital, 6.50%, 7/01/31 .........................................................    1,320,000       1,502,516
       Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/34 .....................    5,000,000       5,258,450
       Roland Park Place Project, Refunding, 5.625%, 7/01/18 ..........................................    2,500,000       2,514,650
       Roland Park Place Project, Refunding, 5.625%, 7/01/24 ..........................................    2,680,000       2,682,948
       University of Maryland Medical System, 6.75%, 7/01/30 ..........................................   11,000,000      12,498,530
       Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 .............................    5,000,000       5,230,600
       Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 .............................    7,100,000       7,286,659
    Maryland State Health and Higher Revenue, Johns Hopkins University, Series A, 5.00%,
      7/01/32 .........................................................................................   29,000,000      30,096,490
    Maryland State Stadium Authority Lease Revenue, Convention Center Expansion, AMBAC Insured,
      5.875%, 12/15/14 ................................................................................    4,655,000       4,772,353
    Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
       5.75%, 3/01/22 .................................................................................    5,000,000       5,204,350
       5.80%, 3/01/26 .................................................................................    2,045,000       2,129,581
    Maryland State Transportation Authority Transportation Facility Projects Revenue, FSA Insured,
      5.00%, 7/01/27 ..................................................................................    5,890,000       6,199,107
    Maryland State Transportation Authority Lease Revenue, Metrorail Parking Project, AMBAC Insured,
      5.00%, 7/01/28 ..................................................................................    3,975,000       4,174,267
    Maryland State Transportation Authority Transportation Facility Projects Revenue, FSA Insured,
      5.00%, 7/01/31 ..................................................................................    7,455,000       7,793,755
      7/01/32 .........................................................................................    7,165,000       7,490,578
      7/01/34 .........................................................................................    7,500,000       7,858,350
    Maryland Transportation Authority Revenue, AMBAC Insured, 5.00%, 3/01/27 ..........................    8,000,000       8,320,800
    Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund, Series A, 6.55%,
      9/01/14 .........................................................................................      965,000         968,213


                                                             Annual Report | 121

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    MARYLAND (CONT.)
    Montgomery County GO, 4.75%,
      2/01/17 .........................................................................................  $ 5,000,000    $  5,302,900
      4/01/22 .........................................................................................    3,000,000       3,146,490
    Montgomery County Housing Opportunities Commission MFHR, Series B, FHA Insured, 6.00%,
      7/01/37 .........................................................................................    2,500,000       2,583,575
    Montgomery County Revenue Authority Golf Course System Revenue, Series A, Pre-Refunded,
      6.125%, 10/01/22 ................................................................................    1,000,000       1,075,600
    Morgan State University Maryland and Aux Facilities Fees Revenue, Series A, FGIC Insured,
      5.00%, 7/01/32 ..................................................................................    6,450,000       6,717,030
    Prince George's County GO, Consolidated Public Improvement,
      4.40%, 9/15/22 ..................................................................................   10,000,000      10,171,400
      MBIA Insured, 5.00%, 4/15/18 ....................................................................    2,100,000       2,217,390
    Prince George's County IDA, Lease Revenue, Upper Marlboro Justice-B, MBIA Insured, 4.75%,
      6/30/30 .........................................................................................    4,000,000       4,051,920
    Prince George's County Parking Authority Revenue, Justice Center Facilities Project, Refunding,
      6.45%, 5/01/05 ..................................................................................      500,000         502,385
    Prince George's County PCR, Potomac Electric Project, Refunding,
      6.00%, 9/01/22 ..................................................................................    1,200,000       1,203,612
      6.375%, 1/15/23 .................................................................................    2,975,000       2,985,383
    St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project, Series A, AMBAC Insured,
      5.55%, 9/01/30 ..................................................................................    2,000,000       2,164,940
    University of Maryland Auxiliary Facilities System and Tuition Revenue, Series A, Pre-Refunded,
      5.60%, 4/01/16 ..................................................................................    1,000,000       1,022,830
    Westminster Education Facility Revenue, McDaniel College, 5.50%,
      4/01/27 .........................................................................................      425,000         444,244
      4/01/32 .........................................................................................    1,500,000       1,565,010
                                                                                                                        ------------
                                                                                                                         327,569,618
                                                                                                                        ------------
    U. S. TERRITORIES 12.4%
    Puerto Rico Commonwealth GO, Public Improvement,
       Refunding, FSA Insured, 5.25%, 7/01/27 .........................................................    1,015,000       1,080,001
       Refunding, FSA Insured, 5.125%, 7/01/30 ........................................................    2,870,000       3,038,899
       Pre-Refunded, FSA Insured, 5.25%, 7/01/27 ......................................................    1,520,000       1,696,229
       Pre-Refunded, FSA Insured, 5.125%, 7/01/30 .....................................................    4,360,000       4,834,499
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series D, 5.25%, 7/01/38 .......................................................................    5,000,000       5,228,400
       Series G, 5.00%, 7/01/33 .......................................................................    7,000,000       7,201,250
    Puerto Rico Electric Power Authority Power Revenue,
       Series HH, FSA Insured, 5.25%, 7/01/29 .........................................................   10,780,000      11,625,907
       Series II, 5.25%, 7/01/31 ......................................................................    3,000,000       3,173,850
    Puerto Rico PBA Revenue, Government Facilities, Series D,
       Pre-Refunded, 5.25%, 7/01/36 ...................................................................    1,480,000       1,643,022
       5.25%, 7/01/36 .................................................................................      520,000         544,742


122 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                             PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    U.S. TERRITORIES (CONT.)
    Virgin Islands PFAR,
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .............................  $ 1,700,000    $  1,779,220
       Gross Receipts Taxes, Loan Note, FSA Insured, 5.00%, 10/01/22 ..................................    2,000,000       2,151,180
       senior lien, Refunding, Series A, 5.50%, 10/01/14 ..............................................    3,300,000       3,490,872
                                                                                                                        ------------
                                                                                                                          47,488,071
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $354,468,074) ...................................................                  375,057,689
                                                                                                                        ------------
    SHORT TERM INVESTMENTS (COST $1,505,000) .4%
    BOND .4%
    MARYLAND .4%
(a) Maryland State EDC Revenue, U.S. Pharmacopeial Project, Series A, AMBAC Insured,
      Daily VRDN and Put, 1.80%, 7/01/34 ..............................................................    1,505,000       1,505,000
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $355,973,074) 98.6% .......................................................                  376,562,689
    OTHER ASSETS, LESS LIABILITIES 1.4% ...............................................................                    5,377,545
                                                                                                                        ------------
    NET ASSETS 100.0% .................................................................................                 $381,940,234
                                                                                                                        ============

See Glossary of Terms on page 146.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 123

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                       ---------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS A                                                       2005         2004(d)            2003            2002            2001
                                                       ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................   $     12.44     $     12.23     $     12.00     $     11.77     $     11.02
                                                       ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ..........................           .54             .55             .58             .58             .60

 Net realized and unrealized gains (losses) ........          (.12)            .21             .23             .24             .75
                                                       ---------------------------------------------------------------------------
Total from investment operations ...................           .42             .76             .81             .82            1.35
                                                       ---------------------------------------------------------------------------
Less distributions from net investment income ......          (.54)           (.55)           (.58)           (.59)           (.60)
                                                       ---------------------------------------------------------------------------
Redemption fees ....................................            --(c)           --              --              --              --
                                                       ---------------------------------------------------------------------------
Net asset value, end of year .......................   $     12.32     $     12.44     $     12.23     $     12.00     $     11.77
                                                       ===========================================================================

Total return(b) ....................................          3.49%           6.38%           6.90%           7.13%          12.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $   516,312     $   499,238     $   468,008     $   425,795     $   373,190

Ratios to average net assets:

 Expenses ..........................................           .67%            .67%            .67%            .68%            .69%

 Net investment income .............................          4.44%           4.50%           4.72%           4.91%           5.22%

Portfolio turnover rate ............................         17.93%          25.04%          18.73%          22.80%          38.38%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


124 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN MISSOURI TAX-FREE INCOME FUND (CONTINUED)

                                                       ---------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS C                                                       2005         2004(d)            2003            2002            2001
                                                       ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................   $     12.50     $     12.29     $     12.06     $     11.82     $     11.06
                                                       ---------------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ..........................           .48             .48             .51             .52             .54

 Net realized and unrealized gains (losses) ........          (.12)            .21             .23             .24             .75
                                                       ---------------------------------------------------------------------------
Total from investment operations ...................           .36             .69             .74             .76            1.29
                                                       ---------------------------------------------------------------------------
Less distributions from net investment income ......          (.47)           (.48)           (.51)           (.52)           (.53)
                                                       ---------------------------------------------------------------------------
Redemption fees ....................................            --(c)           --              --              --              --
                                                       ---------------------------------------------------------------------------
Net asset value, end of year .......................   $     12.39     $     12.50     $     12.29     $     12.06     $     11.82
                                                       ===========================================================================

Total return(b) ....................................          2.98%           5.75%           6.29%           6.61%          11.94%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $    60,418     $    60,208     $    55,608     $    41,013     $    28,695

Ratios to average net assets:

 Expenses ..........................................          1.22%           1.25%           1.19%           1.23%           1.24%

 Net investment income .............................          3.89%           3.92%           4.20%           4.36%           4.67%

Portfolio turnover rate ............................         17.93%          25.04%          18.73%          22.80%          38.38%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


                        Annual Report | See notes to financial statements. | 125

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.5%
    BONDS 98.5%
    MISSOURI 83.6%
    BI-State Development Agency Revenue, Missouri Illinois Metropolitan District, Metrolink Cross
       County Project, Series B, FSA Insured, 5.00%, 10/01/32 ......................................   $   4,500,000   $   4,691,025
    Boone County IDA Health Care Revenue, Retirement Center Project, GNMA Secured, 5.70%,
       10/20/22 ....................................................................................       1,515,000       1,631,913
    Cape Girardeau County IDA Health Care Facilities Revenue, St. Francis Medical Center, Series A,
       5.50%,
       6/01/27 .....................................................................................       6,350,000       6,680,136
       6/01/32 .....................................................................................       5,000,000       5,252,950
    Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble Paper Products,
      5.30%, 5/15/28 ...............................................................................       6,875,000       7,090,119
    Curators University System Facilities Revenue, Series A, 5.00%, 11/01/31 .......................      17,845,000      18,608,231
    Dunklin County COP, FGIC Insured, 5.00%, 12/01/24 ..............................................       1,000,000       1,050,300
    Florissant COP, FGIC Insured, 5.00%, 8/01/22 ...................................................       1,285,000       1,364,978
    Grandview COP, FGIC Insured, 5.00%, 1/01/23 ....................................................       2,410,000       2,553,853
    Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, GNMA Secured, 6.10%,
       9/20/26 .....................................................................................       1,745,000       1,816,144
    Hazelwood School District GO, Missouri Direct Deposit Page, Series A, FGIC Insured, 5.00%,
       3/01/24 .....................................................................................       3,000,000       3,204,360
    Hickory County School District R-1 Skyline GO, Direct Deposit Program, 6.05%, 3/01/20 ..........       1,100,000       1,237,493
    High Ridge Fire Protection District GO, FSA Insured, 5.375%, 11/01/20 ..........................       1,000,000       1,065,020
    Howard Bend Levee District Special Tax,
       5.65%, 3/01/13 ..............................................................................       1,000,000       1,063,560
       5.85%, 3/01/19 ..............................................................................       4,000,000       4,256,040
    Jackson County Consolidated School District No. 2 GO, Direct Deposit Program, 5.20%, 3/01/20 ...       2,000,000       2,143,300
    Jackson County Reorganized School District No. 7 Lees Summit GO, Direct Deposit, Refunding and
     Improvement, FSA Insured, 5.00%, 3/01/21 ......................................................       5,700,000       6,055,509
    Jackson County Special Obligation Revenue, MBIA Insured, 5.00%, 12/01/27 .......................       3,105,000       3,242,520
    Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%, 3/01/20 ...       1,025,000       1,145,970
    Jefferson County Conservation Public Water Supply District No. C-1 Waterworks Revenue, AMBAC
       Insured, 5.00%, 12/01/26 ....................................................................       4,500,000       4,663,575
(a) Jefferson County Consolidated School District No. 6 Lease Particiation COP, FSA Insured, 5.00%,
       3/01/25 .....................................................................................       1,050,000       1,119,751
    Joplin IDA Health Facilities Revenue, Freeman Health Systems Project,
       5.50%, 2/15/29 ..............................................................................       2,000,000       2,067,240
       5.75%, 2/15/35 ..............................................................................       2,500,000       2,653,200
    Kansas City IDA, MFHR, Mews Apartments Project, Series A, FNMA Insured, 6.30%, 7/01/20 .........       3,345,000       3,426,952
    Kansas City Land Clearance Redevelopment Authority Lease Revenue, Municipal Auditorium and
       Muehlebach Hotel, Series A, FSA Insured, 5.90%, 12/01/18 ....................................       5,000,000       5,226,400
    Kansas City MAC Revenue, Leasehold Roe Bartle, Refunding, Series A, MBIA Insured, 5.00%,
       4/15/20 .....................................................................................      10,000,000      10,367,200
    Kansas City Sanitary Sewer System Revenue, Series B, MBIA Insured, 5.00%, 1/01/25 ..............       1,120,000       1,191,478
    Kansas City Tax Increment Financing Commerce Tax Increment Revenue, Blue Parkway Town Center
       Project, MBIA Insured, 5.00%, 7/01/27 .......................................................       1,730,000       1,819,424


126 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    MISSOURI (CONT.)
    Lake of the Ozarks Community Board Corp. Bridge System Revenue,
       Pre-Refunded, 6.25%, 12/01/16 ...............................................................   $   2,000,000   $   2,168,340
       Pre-Refunded, 6.40%, 12/01/25 ...............................................................       5,000,000       5,433,550
       Refunding, 5.25%, 12/01/14 ..................................................................         750,000         732,622
       Refunding, 5.25%, 12/01/26 ..................................................................         800,000         704,632
    Lee's Summit IDAR, John Knox Village Project,
       6.55%, 8/15/10 ..............................................................................       1,000,000       1,028,260
       6.625%, 8/15/13 .............................................................................       2,000,000       2,057,540
       5.70%, 8/15/22 ..............................................................................       1,500,000       1,583,235
    Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22 ..................       1,995,000       2,117,912
    Metropolitan St. Louis Sewer District Wastewater Systems Revenue, Series A, MBIA Insured,
       5.00%, 5/01/34 ..............................................................................      21,230,000      22,197,026
    Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation,
       Series A, MBIA Insured, 5.00%, 12/01/30 .....................................................       9,500,000       9,868,220
    Missouri School Board Association COP, Pooled Finance Program,
       Series A-3, 7.875%, 3/01/06 .................................................................           5,000           5,122
       Series A-5, 7.375%, 3/01/06 .................................................................          20,000          20,493
    Missouri School Board Association Lease COP, Republic R-3 School District Project, Refunding,
       FSA Insured, 6.00%, 3/01/16 .................................................................       2,220,000       2,296,723
    Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA Insured, 5.50%,
       4/01/23 .....................................................................................       1,200,000       1,306,344
    Missouri State Board of Public Buildings State Office Building, Special Obligation, Series A,
       5.125%, 5/01/26 .............................................................................       3,960,000       4,183,225
    Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown
       Redevelopment Project, Series A, MBIA Insured, 5.75%, 4/01/22 ...............................      10,000,000      11,067,500
    Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater St. Louis
       Project, Series A, 5.40%, 9/01/18 ...........................................................       7,420,000       7,902,523
    Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble
       Paper Product, 5.20%, 3/15/29 ...............................................................       3,000,000       3,232,680
    Missouri State Environmental Improvement and Energy Resources Authority PCR, National Rural
       Association, Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 ....................       2,100,000       2,150,967
    Missouri State Environmental Improvement and Energy Resources Authority Water PCR, State
       Revolving Fund,
       Series A, 7.00%, 10/01/10 ...................................................................         685,000         687,911
       Series A, 6.55%, 7/01/14 ....................................................................         890,000         893,444
       Series A, 5.75%, 1/01/16 ....................................................................         150,000         155,382
       Series B, 7.125%, 12/01/10 ..................................................................         275,000         276,356
       Series B, 5.80%, 1/01/15 ....................................................................         125,000         128,111
       Series B, 6.05%, 7/01/16 ....................................................................         485,000         496,461
       Series B, 7.20%, 7/01/16 ....................................................................         825,000         848,554
       Series B, 5.50%, 7/01/21 ....................................................................         710,000         776,846
       Series B, 5.00%, 1/01/25 ....................................................................       3,195,000       3,398,010
       Series B, Pre-Refunded, 5.50%, 7/01/21 ......................................................         730,000         818,293


                                                             Annual Report | 127

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTEMENTS (CONT.)
    BONDS (CONT.)
    MISSOURI (CONT.)
    Missouri State GO,
       State Water Pollution Control, Series A, 5.00%, 6/01/26 .....................................   $   3,785,000   $   3,932,691
       Stormwater Control, Series A, 5.00%, 6/01/26 ................................................       1,895,000       1,968,943
    Missouri State HDC,
       MFHR, FHA Insured, 8.50%, 12/01/29 ..........................................................          65,000          66,205
       SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 ...............................         290,000         297,459
       SFMR, Series B, GNMA Secured, 6.10%, 9/01/14 ................................................         575,000         589,524
       SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ................................................         390,000         401,758
    Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
       Maryville University of St. Louis Project, 6.50%, 6/15/22 ...................................       1,750,000       1,900,815
       Maryville University of St. Louis Project, 6.75%, 6/15/30 ...................................       4,500,000       4,887,315
       Washington University, 5.00%, 11/15/37 ......................................................       9,150,000       9,386,436
       Washington University, Refunding, Series B, 5.00%, 3/01/30 ..................................      14,000,000      14,453,320
       Washington University, Series B, Pre-Refunded, 6.00%, 3/01/30 ...............................      13,550,000      15,484,940
       Webster University, MBIA Insured, 5.30%, 4/01/27 ............................................       8,000,000       8,533,760
    Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
       Children's Mercy Hospital, 5.30%, 5/15/28 ...................................................      12,420,000      12,722,800
       Freeman Health Systems Project, 5.25%, 2/15/28 ..............................................       2,750,000       2,767,765
       Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.00%, 8/15/21 .........       4,585,000       4,788,528
       Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.25%, 8/15/28 .........       4,900,000       5,157,103
       Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 .................................       4,000,000       4,089,720
       Jefferson Memorial Hospital Obligated Group, Pre-Refunded, 6.80%, 5/15/25 ...................       3,250,000       3,346,038
       Lake of the Ozarks General Hospital, 6.25%, 2/15/11 .........................................         410,000         424,137
       Lake of the Ozarks General Hospital, Pre-Refunded, 6.25%, 2/15/11 ...........................         840,000         886,931
       Lake of the Ozarks General Hospital, Pre-Refunded, 6.50%, 2/15/21 ...........................         670,000         709,001
       Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ..............................         330,000         340,388
       Lake Regional Health Systems Project, 5.60%, 2/15/25 ........................................       1,250,000       1,304,463
       Lake Regional Health Systems Project, 5.70%, 2/15/34 ........................................       2,750,000       2,871,330
       Lutheran Senior Services, Refunding, 5.875%, 2/01/23 ........................................       1,000,000       1,052,860
       Lutheran Senior Services, Series A, 6.375%, 2/01/27 .........................................       4,000,000       4,167,040
       St. Luke's Episcopal, Presbyterian Hospital, FSA Insured, 5.25%, 12/01/26 ...................       8,500,000       9,113,700
    Missouri State Health and Educational Facilities Authority Revenue,
       Series A, 5.00%, 2/15/33 ....................................................................      16,125,000      16,745,813
       SSM Healthcare System, Series A, AMBAC Insured, 5.25%, 6/01/28 ..............................      16,385,000      17,385,960
    Missouri State Highways and Transportation Commission State Road Revenue, Series A, 5.00%,
       2/01/21 .....................................................................................      10,000,000      10,641,700
       2/01/22 .....................................................................................       3,000,000       3,181,350
    Missouri State Housing Development Commission Revenue, SF, Homeowner Loan, Series C-1,
      GNMA Secured,
       5.90%, 9/01/25 ..............................................................................       2,040,000       2,109,442
       5.95%, 3/01/28 ..............................................................................       1,440,000       1,488,269


128 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    MISSOURI (CONT.)
    Monarch-Chesterfield Levee District Revenue, MBIA Insured, 5.75%, 3/01/19 ......................   $   1,920,000   $   2,141,875
    North Kansas City Hospital Revenue, North Kansas City Hospital, Series A, FSA Insured,
       5.00%, 11/15/20 .............................................................................       1,000,000       1,063,740
       5.00%, 11/15/21 .............................................................................       1,000,000       1,059,980
       5.00%, 11/15/22 .............................................................................       1,000,000       1,056,240
       5.00%, 11/15/28 .............................................................................       1,965,000       2,040,692
       5.125%, 11/15/33 ............................................................................       2,755,000       2,906,057
    Northeast State University Recreational Facility Revenue, Campus Recreational Center Project,
       AMBAC Insured, 5.80%, 6/01/15 ...............................................................       1,000,000       1,009,070
(a) Northwest State University Revenue, Housing System, MBIA Insured, 4.50%, 6/01/28 ...............       5,000,000       4,956,950
    Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 ...........       1,600,000       1,676,624
    Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
       5.625%, 8/15/18 .............................................................................       3,000,000       2,873,040
       5.70%, 8/15/28 ..............................................................................       5,250,000       4,806,638
    Springfield Public Building Corp. Leasehold Revenue,
       Capital Improvement Program, AMBAC Insured, 5.00%, 3/01/24 ..................................       2,600,000       2,762,474
       Springfield Recreational, Series B, AMBAC Insured, 6.125%, 6/01/21 ..........................       3,230,000       3,672,607
       Springfield Recreational, Series B, AMBAC Insured, 6.15%, 6/01/25 ...........................       3,645,000       4,141,303
    Springfield School District No. R 12 GO, Missouri Direct Deposit Program, 5.85%, 3/01/20 .......       1,500,000       1,674,060
    St. Charles County Public Water Supply District No. 2, COP, Missouri Project, Series A,
       MBIA Insured, 5.25%, 12/01/28 ...............................................................       1,000,000       1,066,490
    St. Louis Airport Revenue,
     Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/26 ...........................       5,000,000       5,163,850
     Airport Development Program, Series A, MBIA Insured, 5.25%, 7/01/31 ...........................      18,835,000      19,656,771
     Capital Improvement Program, Series A, MBIA Insured, 5.00%, 7/01/32 ...........................       2,540,000       2,602,433
    St. Louis County Housing Authority MFHR, Kensington Square Apartments Project, Refunding,
       6.55%, 3/01/14 ..............................................................................       1,000,000       1,001,280
       6.65%, 3/01/20 ..............................................................................       2,750,000       2,805,633
    St. Louis County IDA Health Facilities Revenue,
       Jewish Center Healthcare, GNMA Secured, 5.40%, 2/20/31 ......................................       1,000,000       1,030,570
       Jewish Center Healthcare, GNMA Secured, 5.50%, 2/20/36 ......................................      10,460,000      11,161,029
       Mary Queen Healthcare, GNMA Secured, 5.375%, 9/20/31 ........................................       3,310,000       3,505,720
       Mother of Perpetual Help, GNMA Secured, 6.40%, 8/01/35 ......................................       1,895,000       1,995,909
    St. Louis County IDA, MFHR,
       Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ....................................       1,095,000       1,121,192
       South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 ..................       1,250,000       1,303,750
    St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 .......................       1,500,000       1,400,460
    St. Louis IDA Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
       5.875%, 11/01/26 ............................................................................       1,100,000       1,128,985
    St. Louis Municipal Finance Corp. Leasehold Revenue,
       Carnahan Courthouse, Series A, FGIC Insured, 5.125%, 2/15/27 ................................       4,750,000       5,015,288
       City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 ................................       1,000,000       1,130,860


                                                             Annual Report | 129

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    MISSOURI (CONT.)
    Taney County IDA Hospital Revenue, The Skaggs Community Hospital Association,
       5.30%, 5/15/18 ..............................................................................   $   3,000,000   $   3,063,930
       5.40%, 5/15/28 ..............................................................................       1,500,000       1,506,615
    Taney County Reorganized School District GO, No. R-V Hollister, Refunding, FSA Insured,
       5.00%, 3/01/20 ..............................................................................       1,300,000       1,390,948
    University of Missouri Revenues, System Facilities,
       Pre-Refunded, 5.80%, 11/01/27 ...............................................................       1,000,000       1,089,170
       Refunding, Series B, 5.00%, 11/01/27 ........................................................       7,865,000       8,189,746
    West Plains IDA Hospital Revenue, Ozarks Medical Center Project, Refunding,
       5.50%, 11/15/12 .............................................................................       1,000,000       1,009,380
       5.60%, 11/15/17 .............................................................................       1,700,000       1,675,571
       5.65%, 11/15/22 .............................................................................       1,500,000       1,451,010
    West Plains Waterworks System Revenue, AMBAC Insured, 5.625%, 3/01/21 ..........................       1,250,000       1,368,350
                                                                                                                       -------------
                                                                                                                         482,098,717
                                                                                                                       -------------
    U. S. TERRITORIES 14.9%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Pre-Refunded, 6.00%,
       7/01/26 .....................................................................................       2,785,000       3,168,439
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
       Pre-Refunded, 9.00%, 7/01/09 ................................................................          30,000          30,673
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.375%, 7/01/28 .............................................................................       1,975,000       2,098,141
       5.125%, 7/01/31 .............................................................................       5,000,000       5,164,550
       Pre-Refunded, 5.375%, 7/01/28 ...............................................................       1,025,000       1,151,116
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
       5.50%, 7/01/36 ..............................................................................      11,750,000      12,859,552
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series D, 5.375%, 7/01/36 ...................................................................       2,500,000       2,664,000
       Series G, 5.00%, 7/01/42 ....................................................................       2,500,000       2,563,150
    Puerto Rico Electric Power Authority Power Revenue,
       Series NN, 5.125%, 7/01/29 ..................................................................       3,250,000       3,398,752
       Series II, 5.25%, 7/01/31 ...................................................................      10,000,000      10,579,500
    Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ............................         145,000         145,055
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 ......       2,500,000       2,586,750
    Puerto Rico PBA Revenue, Guaranteed, Government Facilities,
       Series D, 5.375%, 7/01/33 ...................................................................       2,150,000       2,291,040
       Series D, Pre-Refunded, 5.375%, 7/01/33 .....................................................       5,885,000       6,580,372
       Series I, 5.375%, 7/01/34 ...................................................................      10,000,000      10,675,600
       Series I, 5.00%, 7/01/36 ....................................................................      14,450,000      14,905,609
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
       5.40%, 10/01/12 .............................................................................       2,500,000       2,642,350
       5.50%, 10/01/22 .............................................................................       2,500,000       2,586,225
                                                                                                                       -------------
                                                                                                                          86,090,874
                                                                                                                       -------------
    TOTAL LONG TERM INVESTMENTS (COST $534,332,253) ................................................                     568,189,591
                                                                                                                       -------------


130 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS .8%
    BONDS .8%
    MISSOURI .8%
(b) Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
       Rockhurst University, Daily VRDN and Put, 1.80%, 11/01/32 ...................................   $     600,000   $     600,000
       Washington University, Series B, Daily VRDN and Put, 1.81%, 2/15/33 .........................       3,785,000       3,785,000
                                                                                                                       -------------
                                                                                                                           4,385,000
                                                                                                                       -------------

    U. S. TERRITORIES .0%(C)
(b) Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series A, AMBAC Insured, Weekly VRDN and Put, 1.83%, 7/01/28 ................................         200,000         200,000
                                                                                                                       -------------
    TOTAL SHORT TERM INVESTMENTS (COST $4,585,000) .................................................                       4,585,000
                                                                                                                       -------------
    TOTAL INVESTMENTS (COST $538,917,253) 99.3% ....................................................                     572,774,591
    OTHER ASSETS, LESS LIABILITIES .7% .............................................................                       3,955,029
                                                                                                                       -------------
    NET ASSETS 100.0% ..............................................................................                   $ 576,729,620
                                                                                                                       =============

See Glossary of Terms on page 146.

(a)   See Note 1b regarding securities purchased on a delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.

(c)   Rounds to less than 0.05% of net assets.


                        Annual Report | See notes to financial statements. | 131

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                       ---------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS A                                                       2005         2004(d)            2003            2002            2001
                                                       ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................   $     12.42     $     12.24     $     11.96     $     11.78     $     11.04
                                                       ---------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........................           .54             .55             .56             .58             .60

 Net realized and unrealized gains (losses) ........          (.05)            .18             .28             .19             .73
                                                       ---------------------------------------------------------------------------
Total from investment operations ...................           .49             .73             .84             .77            1.33
                                                       ---------------------------------------------------------------------------
Less distributions from net investment income ......          (.54)           (.55)           (.56)           (.59)           (.59)
                                                       ---------------------------------------------------------------------------
Redemption fees ....................................            --(c)           --              --              --              --
                                                       ---------------------------------------------------------------------------
Net asset value, end of year .......................   $     12.37     $     12.42     $     12.24     $     11.96     $     11.78
                                                       ===========================================================================

Total return(b) ....................................          4.11%           6.10%           7.23%           6.74%          12.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $   428,204     $   413,438     $   418,196     $   388,400     $   342,402

Ratios to average net assets:

 Expenses ..........................................           .67%            .67%            .66%            .69%            .69%

 Net investment income .............................          4.42%           4.49%           4.65%           4.89%           5.25%

Portfolio turnover rate ............................          8.15%           7.67%           7.69%          10.85%           9.61%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


132 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND (CONTINUED)

                                                       ---------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS C                                                       2005         2004(d)            2003            2002            2001
                                                       ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................   $     12.54     $     12.35     $     12.05     $     11.87     $     11.12
                                                       ---------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........................           .47             .48             .50             .52             .54

 Net realized and unrealized gains (losses) ........          (.06)            .19             .30             .19             .74
                                                       ---------------------------------------------------------------------------
Total from investment operations ...................           .41             .67             .80             .71            1.28
                                                       ---------------------------------------------------------------------------
Less distributions from net investment income ......          (.47)           (.48)           (.50)           (.53)           (.53)
                                                       ---------------------------------------------------------------------------
Redemption fees ....................................            --(c)           --              --              --              --
                                                       ---------------------------------------------------------------------------
Net asset value, end of year .......................   $     12.48     $     12.54     $     12.35     $     12.05     $     11.87
                                                       ===========================================================================

Total return(b) ....................................          3.41%           5.52%           6.76%           6.09%          11.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $    83,343     $    82,420     $    76,400     $    57,881     $    43,476

Ratios to average net assets:

 Expenses ..........................................          1.22%           1.25%           1.19%           1.24%           1.24%

 Net investment income .............................          3.87%           3.91%           4.12%           4.34%           4.70%

Portfolio turnover rate ............................          8.15%           7.67%           7.69%          10.85%           9.61%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


                        Annual Report | See notes to financial statements. | 133

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 98.5%
    BONDS 98.5%
    NORTH CAROLINA 80.0%
    Appalachian State University Revenue, Teachers College Utility System, Refunding, MBIA Insured,
       5.00%, 5/15/24 ..............................................................................   $   3,000,000   $   3,123,690
    Asheville Water System Revenue,
       FGIC Insured, 5.70%, 8/01/25 ................................................................       4,000,000       4,247,160
       FSA Insured, 5.00%, 8/01/25 .................................................................       1,000,000       1,050,250
    Broad River Water Authority Water System Revenue, MBIA Insured, 5.375%, 6/01/26 ................       1,000,000       1,095,390
    Brunswick County Enterprise System Revenue, Series A, FSA Insured, 5.00%,
       4/01/27 .....................................................................................       1,500,000       1,579,335
       4/01/28 .....................................................................................       1,750,000       1,833,160
    Buncombe County Metropolitan Sewer District Sewer System Revenue,
       FSA Insured, 5.00%, 7/01/29 .................................................................       5,000,000       5,453,150
       MBIA Insured, 5.00%, 7/01/26 ................................................................       1,000,000       1,096,920
    Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 ............       5,115,000       5,477,040
    Charlotte Airport Revenue,
       Series A, MBIA Insured, 5.00%, 7/01/29 ......................................................       5,000,000       5,200,000
       Series A, MBIA Insured, 5.00%, 7/01/34 ......................................................       9,130,000       9,452,928
       Series B, MBIA Insured, 6.00%, 7/01/24 ......................................................       4,000,000       4,465,040
       Series B, MBIA Insured, 6.00%, 7/01/28 ......................................................       6,300,000       7,008,120
    Charlotte COP,
       Convention Facility Project, 5.625%, 12/01/25 ...............................................       7,230,000       7,994,500
       Governmental Facilities Projects, Series G, 5.00%, 6/01/28 ..................................       3,000,000       3,110,520
    Charlotte GO, Series C, 5.00%, 7/01/27 .........................................................       2,010,000       2,107,827
    Charlotte Storm Water Fee Revenue, Refunding, 5.00%, 6/01/25 ...................................       1,000,000       1,057,340
    Charlotte Water and Sewer GO, 5.00%, 2/01/21 ...................................................       4,000,000       4,233,440
    Charlotte Water and Sewer System Revenue,
       5.125%, 6/01/26 .............................................................................       6,000,000       6,392,220
       Pre-Refunded, 5.25%, 6/01/24 ................................................................       3,000,000       3,312,390
       Pre-Refunded, 5.25%, 6/01/25 ................................................................       3,950,000       4,391,570
    Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
       5.90%, 1/15/16 ..............................................................................       3,465,000       3,622,623
       Carolinas Healthcare System, Refunding, Series A, 5.00%, 1/15/31 ............................       5,000,000       5,084,850
       Carolinas Healthcare System, Series A, 5.125%, 1/15/22 ......................................       8,000,000       8,198,000
    Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue, International
       Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 .....................................       1,450,000       1,526,400
    Concord COP, Series B, MBIA Insured,
       5.75%, 6/01/16 ..............................................................................       1,475,000       1,565,875
       6.125%, 6/01/21 .............................................................................       2,180,000       2,324,272
    Cumberland County COP, Civic Center Project, Refunding, AMBAC Insured, 5.00%, 12/01/18 .........       3,000,000       3,159,030
    Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and Mental
       Health, FSA Insured, Pre-Refunded, 5.625%, 6/01/24 ..........................................       5,000,000       5,687,150
    Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
       Refunding, 5.25%, 10/01/29 ..................................................................       5,250,000       5,372,798
    Dare County COP, AMBAC Insured,
       5.125%, 6/01/21 .............................................................................         650,000         706,199
       5.00%, 6/01/23 ..............................................................................       3,000,000       3,187,650
       5.00%, 6/01/29 ..............................................................................       5,295,000       5,529,727
    Durham County Enterprise System Revenue, MBIA Insured, 5.00%, 6/01/23 ..........................       1,670,000       1,780,153
    Durham County GO, Public Improvement, 5.00%, 6/01/22 ...........................................       2,000,000       2,134,960


134 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NORTH CAROLINA (CONT.)
    Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 .............................................   $   1,250,000   $   1,311,938
    Gastonia Combined Utilities System Revenue,
       FSA Insured, 5.00%, 5/01/25 .................................................................       1,000,000       1,048,510
       MBIA Insured, 5.625%, 5/01/19 ...............................................................       1,000,000       1,104,360
    Greensboro Enterprise Systems Revenue, Series A, 5.125%,
       6/01/21 .....................................................................................         390,000         418,618
       6/01/22 .....................................................................................         350,000         374,479
    Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 ............       1,320,000       1,331,312
    Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
       5.45%, 11/01/33 .............................................................................       4,000,000       4,019,000
       Refunding, 6.45%, 11/01/29 ..................................................................       3,900,000       4,159,857
    Harnett County COP, FSA Insured, 5.125%, 12/01/23 ..............................................       1,000,000       1,083,670
    Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue, Champion
       International Project, 6.25%, 9/01/25 .......................................................       2,000,000       2,053,760
    Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%, 3/01/21 ...........       1,000,000       1,065,120
    High Point Combined Enterprise System Revenue, FGIC Insured, 5.00%, 11/01/31 ...................       5,000,000       5,241,800
    Martin County Industrial Facilities and PCFA Revenue, Solid Waste, Weyerhaeuser Co. Project,
       5.65%, 12/01/23 .............................................................................       2,000,000       2,004,420
       6.00%, 11/01/25 .............................................................................       5,400,000       5,572,854
    Mecklenburg County GO, Public Improvement, Series B, 4.70%, 2/01/20 ............................       3,000,000       3,120,090
    New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%, 12/01/22 ............       5,000,000       5,340,150
    North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
       Johnson & Wales University Project, Series A, XLCA Insured, 5.00%, 4/01/33 ..................       3,000,000       3,098,490
       Meredith College, AMBAC Insured, 4.875%, 6/01/24 ............................................       1,000,000       1,035,040
    North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series A, 6.50%, 1/01/18 .........................................................       3,000,000       3,557,070
       Refunding, Series A, 5.75%, 1/01/26 .........................................................      10,000,000      10,595,700
       Refunding, Series D, 6.75%, 1/01/26 .........................................................       5,000,000       5,587,800
       Series B, MBIA Insured, 5.875%, 1/01/21 .....................................................       5,000,000       5,365,050
    North Carolina Educational Facilities Finance Agency Revenue,
       Duke University Project, Series A, 5.25%, 7/01/42 ...........................................      10,000,000      10,502,900
    North Carolina HFAR,
       MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 ...........................       2,230,000       2,293,042
       MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ......................................       2,780,000       2,846,386
       MF, Refunding, Series J, 5.45%, 7/01/17 .....................................................       2,175,000       2,254,757
       Refunding, Series F, 6.70%, 1/01/27 .........................................................       2,210,000       2,254,399
       SF, Refunding, Series DD, 6.20%, 9/01/27 ....................................................       1,280,000       1,301,530
       SF, Series JJ, 6.45%, 9/01/27 ...............................................................       1,970,000       2,030,991
       SFR, Series AA, 6.25%, 3/01/17 ..............................................................         380,000         388,330
       SFR, Series RR, 5.85%, 9/01/28 ..............................................................       2,625,000       2,685,821
       SFR, Series X, 6.65%, 9/01/19 ...............................................................         190,000         191,649
    North Carolina Medical Care Commission Health Care Facilities Revenue,
       Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 ...................       1,000,000       1,049,530
       Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 ...................       5,500,000       5,699,375
       Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19 .........................         630,000         675,625
       Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29 .........................       1,220,000       1,291,492
       Wakemed Project, AMBAC Insured, 5.00%, 10/01/32 .............................................       4,205,000       4,338,593


                                                             Annual Report | 135

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NORTH CAROLINA (CONT.)
    North Carolina Medical Care Commission Health System Revenue, Catholic Health East Project,
       Series C, AMBAC Insured, 5.00%, 11/15/18 ....................................................   $   2,500,000   $   2,635,775
    North Carolina Medical Care Commission Hospital Revenue,
       Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22 .........................       1,920,000       2,103,245
       Annie Penn Memorial Hospital Project, Refunding, ETM, 5.25%, 1/01/12 ........................       1,940,000       2,086,140
       Halifax Regional Medical Center Project, 5.00%, 8/15/24 .....................................       1,800,000       1,744,668
       Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 ..................       5,000,000       5,178,000
       Northeast Medical Center, AMBAC Insured, 5.50%, 11/01/30 ....................................       1,580,000       1,706,526
       Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 .......................................       2,780,000       2,914,052
       Southeastern Regional Medical Center, 6.25%, 6/01/29 ........................................       4,000,000       4,259,920
       Southeastern Regional Medical Center, 5.375%, 6/01/32 .......................................       3,500,000       3,611,370
       Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ....................       1,090,000       1,083,569
       Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 .........................      10,825,000      11,519,640
       Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 ................       5,000,000       5,314,600
    North Carolina Medical Care Commission Revenue, Rowan Regional Medical Center, FSA Insured,
       5.00%, 9/01/33 ..............................................................................       5,900,000       6,084,493
    North Carolina Medical Care Community Revenue, FHA Insured Betsy Johnson Project, FSA Insured,
       5.125%, 10/01/32 ............................................................................       4,500,000       4,747,320
    North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Series A, MBIA Insured,
       5.25%, 1/01/19 ..............................................................................       5,000,000       5,486,650
       5.00%, 1/01/20 ..............................................................................       2,000,000       2,091,920
    North Carolina State COP, Western Carolina University Housing Project, AMBAC Insured,
       5.00%, 6/01/33 ..............................................................................       1,500,000       1,560,510
    North Carolina State Education Assistance Authority Revenue, Guaranteed, Student Loan, sub. lien,
       Series A, 6.05%, 7/01/10 ....................................................................       3,310,000       3,394,637
       Series A, 6.30%, 7/01/15 ....................................................................       1,500,000       1,537,905
       Series C, 6.35%, 7/01/16 ....................................................................       4,500,000       4,693,590
    North Carolina University Revenue, 5.00%, 12/01/28 .............................................       1,000,000       1,049,760
    Pasquotank County COP, MBIA Insured, 5.00%, 6/01/25 ............................................       1,400,000       1,474,018
    Piedmont Triad Airport Authority Airport Revenue, Refunding, Series A, FSA Insured,
       6.00%, 7/01/24 ..............................................................................       5,745,000       6,437,617
    Pitt County COP,
       MBIA Insured, Pre-Refunded, 5.85%, 4/01/17 ..................................................       5,055,000       5,491,701
       School Facilities Project, Series A, FSA Insured, 5.25%, 4/01/25 ............................       1,670,000       1,815,591
       School Facilities Project, Series B, AMBAC Insured, 5.00%, 4/01/29 ..........................       2,500,000       2,613,075
       School Facilities Project, Series B, FSA Insured, 5.50%, 4/01/25 ............................       1,000,000       1,086,550
    Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
       11/01/25 ....................................................................................       6,480,000       6,748,531
       11/01/31 ....................................................................................       8,000,000       8,261,840
    Raleigh Combined Enterprise System Revenue, 5.00%, 3/01/31 .....................................      10,360,000      10,825,475
    Raleigh COP, Downtown Improvement Projects, Series A, 5.00%, 2/01/29 ...........................       6,070,000       6,339,933
    Randolph County COP, FSA Insured, Pre-Refunded, 5.75%, 6/01/22 .................................       5,500,000       6,181,890
    Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co. Project, Refunding,
       6.40%, 12/01/06 .............................................................................       1,750,000       1,862,910
    University of Greenboro Revenue, Housing and Dining System, Series G, MBIA Insured,
       6.00%, 4/01/26 ..............................................................................       2,040,000       2,312,789
    University of North Carolina Ashville Revenue, Refunding, Series A, AMBAC Insured,
       5.00%, 6/01/27 ..............................................................................       1,200,000       1,254,012


136 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    NORTH CAROLINA (CONT.)
    University of North Carolina Greensboro Revenue, Series A, FSA Insured, 5.00%, 4/01/26 .........   $   4,940,000   $   5,204,389
    University of North Carolina Revenue, Series A, 5.00%, 12/01/25 ................................       4,000,000       4,191,840
    University of North Carolina System Pool Revenue,
       AMBAC Insured, 5.00%, 4/01/29 ...............................................................       2,500,000       2,603,575
       Series A, AMBAC Insured, 5.00%, 4/01/27 .....................................................       2,100,000       2,205,231
    Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Company Project,
       Refunding, 5.375%, 2/01/17 ..................................................................       8,000,000       8,633,040
    Wilkes County COP, Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ..................       1,000,000       1,100,010
    Wilmington COP, AMBAC Insured, 5.00%, 9/01/29 ..................................................       1,000,000       1,049,320
    Winston-Salem Water and Sewer System Revenue,
       Pre-Refunded, 5.125%, 6/01/20 ...............................................................       2,500,000       2,793,825
       Series B, Pre-Refunded, 5.70%, 6/01/17 ......................................................       2,250,000       2,315,678
                                                                                                                       -------------
                                                                                                                         409,462,315
                                                                                                                       -------------
    U. S. TERRITORIES 18.5%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
       5.50%, 5/15/39 ..............................................................................       7,000,000       6,946,030
    Puerto Rico Commonwealth GO, Public Improvement,
       FSA Insured, 5.125%, 7/01/30 ................................................................       3,445,000       3,647,738
       FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ..................................................       4,805,000       5,327,928
       Series A, 5.375%, 7/01/28 ...................................................................       4,925,000       5,232,074
       Series A, 5.125%, 7/01/31 ...................................................................       3,265,000       3,372,451
       Series A, Pre-Refunded, 5.00%, 7/01/27 ......................................................       5,000,000       5,538,750
       Series A, Pre-Refunded, 5.375%, 7/01/28 .....................................................       2,405,000       2,700,911
       Series A, Pre-Refunded, 5.125%, 7/01/31 .....................................................       1,000,000       1,108,830
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Refunding, Series H,
       5.00%, 7/01/35 ..............................................................................       4,280,000       4,403,050
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ............................................       5,000,000       5,201,750
       Series A, MBIA Insured, 5.00%, 7/01/38 ......................................................       2,000,000       2,057,080
       Series D, 5.375%, 7/01/36 ...................................................................       5,000,000       5,328,000
       Series D, 5.25%, 7/01/38 ....................................................................       3,000,000       3,137,040
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
       7.50%, 7/01/09 ..............................................................................           5,000           5,022
       AMBAC Insured, 5.00%, 7/01/28 ...............................................................      10,000,000      10,286,100
    Puerto Rico Electric Power Authority Power Revenue,
       Series II, 5.25%, 7/01/31 ...................................................................       6,000,000       6,347,700
       Series X, Pre-Refunded, 6.125%, 7/01/21 .....................................................       4,000,000       4,133,200
    Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ............................         160,000         170,065
    Puerto Rico PBA Revenue, Guaranteed, Government Facilities,
       Series D, 5.375%, 7/01/33 ...................................................................       1,790,000       1,907,424
       Series D, Pre-Refunded, 5.375%, 7/01/33 .....................................................       5,210,000       5,825,614
       Series I, 5.00%, 7/01/36 ....................................................................       2,405,000       2,480,830
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, Pre-Refunded,
       5.70%, 8/01/25 ..............................................................................       5,000,000       5,616,900


                                                             Annual Report | 137

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    U. S. TERRITORIES (CONT.)
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
       5.50%, 10/01/18 .............................................................................   $   2,000,000   $   2,093,200
       5.625%, 10/01/25 ............................................................................       1,575,000       1,636,267
                                                                                                                       -------------
                                                                                                                          94,503,954
                                                                                                                       -------------
    TOTAL LONG TERM INVESTMENTS (COST $471,813,932) ................................................                     503,966,269
                                                                                                                       -------------
    SHORT TERM INVESTMENTS .3%
    BONDS .3%
    NORTH CAROLINA .3%
(a) North Carolina Medical Care Commission Hospital Revenue, Lexington Memorial Hospital Project,
       Refunding, Daily VRDN and Put, 1.79%, 4/01/10 ...............................................         700,000         700,000
(a) North Carolina State GO, Series G, Weekly VRDN and Put, 1.80%, 5/01/21 .........................         700,000         700,000
                                                                                                                       -------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,400,000) .................................................                       1,400,000
                                                                                                                       -------------
    TOTAL INVESTMENTS (COST $473,213,932) 98.8% ....................................................                     505,366,269
    OTHER ASSETS, LESS LIABILITIES 1.2% ............................................................                       6,180,484
                                                                                                                       -------------
    NET ASSETS 100.0% ..............................................................................                   $ 511,546,753
                                                                                                                       =============

See Glossary of Terms on page 146.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


138 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                       ---------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS A                                                       2005         2004(d)            2003            2002            2001
                                                       ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................   $     11.94     $     11.64     $     11.52     $     11.45     $     10.79
                                                       ---------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........................           .52             .52             .54             .56             .59

 Net realized and unrealized gains (losses) ........          (.04)            .30             .12             .08             .65
                                                       ---------------------------------------------------------------------------
Total from investment operations ...................           .48             .82             .66             .64            1.24
                                                       ---------------------------------------------------------------------------
Less distributions from net investment income ......          (.51)           (.52)           (.54)           (.57)           (.58)
                                                       ---------------------------------------------------------------------------
Redemption fees ....................................            --(c)           --              --              --              --
                                                       ---------------------------------------------------------------------------
Net asset value, end of year .......................   $     11.91     $     11.94     $     11.64     $     11.52     $     11.45
                                                       ===========================================================================

Total return(b) ....................................          4.18%           7.20%           5.90%           5.73%          11.80%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $   438,871     $   441,916     $   426,371     $   395,579     $   356,599

Ratios to average net assets:

 Expenses ..........................................           .67%            .68%            .68%            .69%            .70%

 Net investment income .............................          4.42%           4.44%           4.67%           4.88%           5.27%

Portfolio turnover rate ............................          5.85%           7.01%          12.94%          15.36%           8.89%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


                        Annual Report | See notes to financial statements. | 139

Franklin Tax-Free Trust

FRANKLIN VIRGINIA TAX-FREE INCOME FUND (CONTINUED)

                                                       ---------------------------------------------------------------------------
                                                                                 YEAR ENDED FEBRUARY 28,
CLASS C                                                       2005         2004(d)            2003            2002            2001
                                                       ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................   $     12.04     $     11.74     $     11.62     $     11.53     $     10.86
                                                       ---------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........................           .46             .45             .48             .50             .53

 Net realized and unrealized gains (losses) ........          (.03)            .30             .12             .09             .66
                                                       ---------------------------------------------------------------------------
Total from investment operations ...................           .43             .75             .60             .59            1.19
                                                       ---------------------------------------------------------------------------
Less distributions from net investment income ......          (.45)           (.45)           (.48)           (.50)           (.52)
                                                       ---------------------------------------------------------------------------
Redemption fees ....................................            --(c)           --              --              --              --
                                                       ---------------------------------------------------------------------------
Net asset value, end of year .......................   $     12.02     $     12.04     $     11.74     $     11.62     $     11.53
                                                       ===========================================================================

Total return(b) ....................................          3.66%           6.54%           5.28%           5.28%          11.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................   $    43,661     $    43,009     $    41,802     $    33,992     $    24,766

Ratios to average net assets:

 Expenses ..........................................          1.22%           1.25%           1.21%           1.24%           1.24%

 Net investment income .............................          3.87%           3.87%           4.14%           4.34%           4.72%

Portfolio turnover rate ............................          5.85%           7.01%          12.94%          15.36%           8.89%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d)   For the year ended February 29.


140 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 99.2%
    BONDS 99.2%
    VIRGINIA 77.8%
    Abingdon IDA Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding, 5.375%,
      7/01/28 .....................................................................................      $ 5,000,000    $  5,138,100
    Alexandria IDA Educational Facilities Revenue, Episcopal High School, 5.875%, 1/01/29 .........        2,500,000       2,711,200
    Arlington County GO, Public Improvements, 5.00%, 2/01/22 ......................................        2,060,000       2,188,359
    Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
      5.60%, 12/01/25 .............................................................................        2,650,000       2,650,980
      6.30%, 12/01/25 .............................................................................        2,000,000       2,073,640
      Series A, 6.55%, 12/01/25 ...................................................................        5,000,000       5,235,550
    Bristol Utility System Revenue, Refunding, ETM, 5.00%, 7/15/21 ................................        1,245,000       1,339,769
    Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34 .............................        1,000,000       1,057,820
    Chesapeake IDA Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured, 6.00%,
      6/01/12 .....................................................................................        3,940,000       4,018,445
    Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
      7/15/19 .....................................................................................        3,250,000       3,504,475
      7/15/32 .....................................................................................        8,000,000       8,389,440
    Dinwiddie County IDA Lease Revenue, Refunding, Series B, MBIA Insured, 5.00%, 2/15/30 .........        1,410,000       1,474,127
    Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 .......        8,000,000       8,718,640
    Fairfax County IDAR, Health Care,
      Inova Health, Refunding, Series A, 5.00%, 8/15/18 ...........................................        2,100,000       2,175,978
      Inova Health System Project, Refunding, Series A, 5.00%, 8/15/25 ............................        5,000,000       5,089,450
      Inova Health System Project, 6.00%, 8/15/26 .................................................        5,000,000       5,359,750
    Fairfax County Redevelopment and Housing Authority MFHR,
      Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 .......................................        4,700,000       4,812,941
      Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 ........................        1,000,000       1,051,010
      Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 .......................        1,000,000       1,048,460
    Fairfax County Sewer Revenue, MBIA Insured, Pre-Refunded, 5.875%, 7/15/28 .....................        5,000,000       5,331,650
    Fairfax County Water Authority Water Revenue, Refunding, 5.00%, 4/01/27 .......................       14,250,000      14,932,433
    Fredericksburg IDA Hospital Facilities Revenue, Medicorp Health System Obligation, Refunding,
      AMBAC Insured, 5.25%, 6/15/23 ...............................................................       10,000,000      10,622,000
    Front Royal and Warren County IDA Lease Revenue,
      Series B, FSA Insured, 5.00%, 4/01/29 .......................................................        7,115,000       7,409,774
      School and Capital Improvement, Series B, FSA Insured, 5.00%, 4/01/35 .......................        6,000,000       6,225,840
    Gloucester County IDA Lease Revenue, Courthouse Project, MBIA Insured, 5.50%, 11/01/30 ........        1,715,000       1,862,319
    Greater Richmond Convention Center Authority Hotel Tax Revenue, Convention Center Expansion
      Project,
       6.125%, 6/15/29 ............................................................................        8,000,000       8,976,400
       6.25%, 6/15/32 .............................................................................        8,175,000       9,196,221
    Hampton Convention Center Revenue, Refunding, AMBAC Insured,
       5.25%, 1/15/23 .............................................................................        3,000,000       3,271,950
       5.125%, 1/15/28 ............................................................................        2,605,000       2,754,136
       5.00%, 1/15/35 .............................................................................        2,000,000       2,074,920
    Hampton Redevelopment and Housing Authority Senior Living Association Revenue, Refunding,
      Series A, GNMA Secured, 6.00%, 1/20/26 ......................................................        1,060,000       1,109,767


                                                             Annual Report | 141

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    VIRGINIA (CONT.)
    Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured,
      5.00%, 7/01/28 ..............................................................................      $10,000,000    $ 10,211,200
    Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26 ...................        4,175,000       4,355,444
    Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 .................................................        1,000,000       1,125,240
    Henrico County IDAR, Solid Waste, Browning-Ferris Industries, South Atlantic Inc., Series A,
      5.875%, 3/01/17 .............................................................................        1,000,000         954,890
    Henry County IDA Hospital Revenue, Memorial Hospital of Martinsville and Henry, Pre-Refunded,
      6.00%, 1/01/27 ..............................................................................        1,250,000       1,337,950
    Isle Wight County IDA Environmental Improvement Revenue, International Paper Company Project,
      Series A, 6.60%, 5/01/24 ....................................................................        2,000,000       2,186,020
    Isle Wight County IDAR, International Paper Co. Project, Series A, 5.85%, 1/01/18 .............        4,155,000       4,451,625
    King George County IDA Lease Revenue, FSA Insured, 5.00%, 3/01/32 .............................        3,595,000       3,745,666
    Leesburg Utilities System Revenue, Refunding, MBIA Insured, 5.125%, 7/01/22 ...................        3,000,000       3,202,380
    Loudoun County IDA Hospital Revenue, Loudoun Hospital Center,
       FSA Insured, 5.80%, 6/01/26 ................................................................        3,000,000       3,083,340
       Series A, 6.10%, 6/01/32 ...................................................................        1,500,000       1,609,605
    Loudoun County Sanitation Authority Water and Sewer Revenue,
       Refunding, FGIC Insured, 5.125%, 1/01/26 ...................................................        3,795,000       3,919,059
       Refunding, FGIC Insured, 5.125%, 1/01/30 ...................................................        5,250,000       5,404,770
       Series 96, FGIC Insured, 5.25%, 1/01/26 ....................................................        6,500,000       6,896,695
       Series 96, FGIC Insured, 5.25%, 1/01/30 ....................................................        1,000,000       1,037,120
    Lynchburg IDA Healthcare Facilities Revenue, Centra Health, Refunding, 5.20%, 1/01/28 .........        8,000,000       8,601,200
    Lynchburg Redevelopment and Housing Authority Revenue, Walden Pond III, Refunding, Series A,
      GNMA Secured, 6.20%, 7/20/27 ................................................................        1,000,000       1,037,510
    Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%, 5/15/28 ......        1,000,000       1,052,180
    Middlesex County IDA Lease Revenue, School Facilities Project, MBIA Insured, Pre-Refunded,
       5.875%, 8/01/21 ............................................................................        1,420,000       1,616,173
       6.10%, 8/01/26 .............................................................................        1,725,000       1,979,248
    Montgomery County IDA Lease Revenue, Series B, AMBAC Insured, 5.50%, 1/15/22 ..................        1,000,000       1,083,990
    Newport News IDA Mortgage Revenue, Mennowood Communities Inc., Series A, GNMA Secured,
      6.25%, 8/01/36 ..............................................................................        2,960,000       3,097,877
    Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A,
      GNMA Secured, 5.85%, 12/20/30 ...............................................................        4,060,000       4,245,501
    Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 ....................        1,440,000       1,473,062
    Norfolk GO, Capital Improvements, Refunding, Series B, FSA Insured, 5.00%, 7/01/22 ............        1,720,000       1,820,379
    Norfolk IDAR, Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26 .........        3,000,000       3,132,450
    Norfolk Parking System Revenue, MBIA Insured,
       5.55%, 2/01/27 .............................................................................        1,775,000       1,896,410
       Pre-Refunded, 5.55%, 2/01/27 ...............................................................          225,000         241,927
    Norfolk Water Revenue, MBIA Insured, 5.90%, 11/01/25 ..........................................        5,000,000       5,213,050
    Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured, 5.00%, 2/01/34 .....        1,000,000       1,042,180
    Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital Project,
      Refunding, FHA Insured, 8.70%, 8/01/23 ......................................................           50,000          59,863
    Port Authority Commonwealth Port Fidelity Revenue, MBIA Insured, 4.75%, 7/01/28 ...............        1,500,000       1,510,875
    Powhatan Co. EDA Lease Revenue, Virginia Capital Projects, AMBAC Insured, 5.25%, 7/15/33 ......        1,000,000       1,072,590
    Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1,
      AMBAC Insured, 6.00%, 12/01/33 ..............................................................        2,340,000       2,456,579


142 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    VIRGINIA (CONT.)
    Prince William County Service Authority Water and Sewer Systems Revenue, FGIC Insured, 5.50%,
      7/01/29 .....................................................................................      $ 5,000,000    $  5,405,500
    Richmond GO, FGIC Insured, 5.00%, 7/15/19 .....................................................        3,690,000       3,956,381
    Richmond IDA Student Housing Revenue, University Real Estate Foundation, 5.55%, 1/01/31 .......        4,400,000       4,742,144
    Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured, 5.00%,
      8/01/22 .....................................................................................        2,000,000       2,103,960
    Richmond Public Utility Revenue,
       FSA Insured, 5.00%, 1/15/35 ................................................................        3,500,000       3,669,295
       Refunding, FSA Insured, 5.00%, 1/15/33 .....................................................        8,500,000       8,793,930
    Spotsylvania County Water and Sewer System Revenue, MBIA Insured,
       5.25%, 6/01/22 .............................................................................        6,500,000       6,961,500
       5.40%, 6/01/27 .............................................................................        6,800,000       7,297,080
    University of Virginia Revenue, Series A, 5.00%, 6/01/33 ......................................       14,000,000      14,574,700
    Virginia Beach Water and Sewer Revenue, 5.25%, 8/01/21 ........................................        1,865,000       2,003,625
    Virginia College Building Authority Educational Facilities Revenue,
       21st Century College Program, 5.00%, 2/01/21 ...............................................        1,000,000       1,056,050
       Hampton University Project, 6.00%, 4/01/20 .................................................        1,500,000       1,695,315
       Regent University Project, MBIA Insured, 5.125%, 10/01/21 ..................................        5,000,000       5,355,200
       Regent University Project, MBIA Insured, 5.125%, 10/01/31 ..................................        4,050,000       4,241,889
       Washington and Lee University, 5.75%, 1/01/19 ..............................................           50,000          50,671
    Virginia Commonwealth Transportation Board Transportation Revenue,
       Northern Virginia Transportation Program, Refunding, Series A, 5.00%, 5/15/27 ..............        8,920,000       9,353,244
       U.S. Route 58 Corridor Development Program, Series B, 5.00%, 5/15/24 .......................        2,000,000       2,097,540
       U.S. Route 58 Corridor Development Project, Series B, 5.00%, 5/15/26 .......................       10,000,000      10,454,300
    Virgina Danville Solid Waste Rev, 6.50%, 3/01/19 ..............................................          500,000         510,000
    Virginia State HDA Commonwealth Mortgage Revenue, Series J, Sub Series J-1, MBIA Insured,
      5.20%, 7/01/19 ..............................................................................        2,415,000       2,485,470
    Virginia State HDA Rental Housing Revenue,
       Series J, 5.80%, 2/01/19 ...................................................................        2,000,000       2,092,720
       Series L, 5.75%, 2/01/15 ...................................................................        1,000,000       1,060,810
    Virginia State HDA, MFHR,
       Series C, 5.30%, 11/01/16 ..................................................................        1,000,000       1,049,200
       Series H, 5.55%, 5/01/15 ...................................................................        1,000,000       1,049,470
    Virginia State Public School Authority GO, School Financing,
       Series A, 5.00%, 8/01/20 ...................................................................        3,000,000       3,212,430
       Series A, 5.00%, 8/01/21 ...................................................................        4,000,000       4,271,520
       Series C, 5.00%, 8/01/22 ...................................................................        2,000,000       2,119,400
       Series C, 5.00%, 8/01/26 ...................................................................       10,925,000      11,463,603
    Virginia State Resources Authority Airports Revenue, Revolving Fund, Series A, 5.00%, 8/01/27..        3,000,000       3,086,400
    Virginia State Resources Authority Infrastructure Revenue, Virginia Pooled Financing Program,
       Senior Series, 5.00%, 11/01/33 .............................................................        5,000,000       5,213,850
    Virginia State Resources Authority Water and Sewer System Revenue,
       Pooled Loan Program, Mandatory Put 11/01/05, Series A, ETM, 7.35%, 11/01/16 ................           45,000          45,470
       Pooled Loan Program, Mandatory Put 11/01/07, Series A, ETM, 7.45%, 11/01/16 ................           10,000          10,358
       Rapidan Service Authority, Refunding, 5.30%, 10/01/18 ......................................        1,610,000       1,711,478
       Tuckahoe Service District Project, 5.00%, 11/01/35 .........................................        2,000,000       2,084,900


                                                             Annual Report | 143

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    VIRGINIA (CONT.)
    York County Sewer Revenue, 5.875%,
       6/01/24 ....................................................................................      $   500,000    $    558,300
       6/01/29 ....................................................................................        1,500,000       1,665,405
                                                                                                                        ------------
                                                                                                                         375,462,700
                                                                                                                        ------------
    U. S. TERRITORIES 21.4%
    Metropolitan Washington D.C. Airports Authority General Airport Revenue,
       Series A, 5.375%, 10/01/23 .................................................................        3,000,000       3,118,830
       Series B, 5.75%, 10/01/20 ..................................................................        6,000,000       6,367,860
    Metropolitan Washington D.C. Airport Authority System Revenue,
       Refunding, Series A, FGIC Insured, 5.00%, 10/01/25 .........................................        1,000,000       1,028,770
       Series B, FGIC Insured, 5.25%, 10/01/32 ....................................................        6,655,000       6,972,244
    Metropolitan Washington D.C. Airports Authority General Airport Revenue, Refunding, Series A,
       FGIC Insured, 5.00%, 10/01/27 ..............................................................        5,000,000       5,095,150
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.00%, 7/01/29 .............................................................................        8,000,000       8,307,680
       5.125%, 7/01/31 ............................................................................        3,315,000       3,424,097
       5.00%, 7/01/33 .............................................................................        2,000,000       2,057,500
       FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 .................................................       16,000,000      17,724,000
       Pre-Refunded, 5.125%, 7/01/31 ..............................................................        1,685,000       1,868,378
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
       5.50%, 7/01/36 .............................................................................        4,500,000       4,924,935
       Pre-Refunded, 6.00%, 7/01/22 ...............................................................        2,000,000       2,124,980
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series D, 5.375%, 7/01/36 ..................................................................        5,000,000       5,328,000
       Series D, 5.25%, 7/01/38 ...................................................................        3,000,000       3,137,040
       Series G, 5.00%, 7/01/33 ...................................................................        5,000,000       5,143,750
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
      AMBAC Insured, 5.00%, 7/01/28 ...............................................................        5,000,000       5,143,050
    Puerto Rico Electric Power Authority Power Revenue,
       Refunding, Series Z, 5.25%, 7/01/21 ........................................................        1,500,000       1,512,060
       Series HH, FSA Insured, 5.25%, 7/01/29                                                              5,910,000       6,373,758
    Puerto Rico HFC Revenue,
       MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .................................................        1,025,000       1,025,389
       Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 .....................           20,000          20,274
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ...........        2,580,000       2,706,833
    Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D,
       5.375%, 7/01/33 ............................................................................        1,315,000       1,401,264
       Pre-Refunded, 5.375%, 7/01/33 ..............................................................        3,685,000       4,120,420
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, Pre-Refunded,
      5.70%, 8/01/25 ..............................................................................        1,000,000       1,123,380
    Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
       10/01/15 ...................................................................................        1,500,000       1,581,630
       10/01/18 ...................................................................................        1,500,000       1,569,900
                                                                                                                        ------------
                                                                                                                         103,201,172
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $448,150,075)................................................                      478,663,872
                                                                                                                        ------------


144 | Annual Report

Franklin Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (COST $400,000) .1%
    BOND .1%
    VIRGINIA .1%
(a) Alexandria Redevelopment and Housing Authority Residential Care Facility Revenue,
      First Mortgage, Goodwin House Inc., Series B, Daily VRDN and Put, 1.79%, 10/01/06 ...........      $   400,000    $    400,000
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $448,550,075) 99.3%....................................................                      479,063,872
    OTHER ASSETS, LESS LIABILITIES .7%.............................................................                        3,468,556
                                                                                                                        ------------
    NET ASSETS 100.0%..............................................................................                     $482,532,428
                                                                                                                        ============

See Glossary of Terms on page 146.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 145

Franklin Tax-Free Trust

GLOSSARY OF TERMS

ACES     - Adjustable Convertible Exempt Securities
AMBAC    - American Municipal Bond Assurance Corp.
CDA      - Community Development Authority/Agency
CDD      - Community Development District
COP      - Certificate of Participation
EDA      - Economic Development Authority
EDC      - Economic Development Corp.
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
HDC      - Housing Development Corporation
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority Revenue
HFC      - Housing Finance Corp.
IDA      - Industrial Development Authority/Agency
IDAR     - Industrial Development Authority/Agency Revenue
IDB      - Industrial Development Board
IDBR     - Industrial Development Bond Insurance Revenue
IDR      - Industrial Development Revenue
ISD      - Independent School District
LLC      - Limited Liability Corporation
MAC      - Municipal Assistance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MF       - Multi-Family
MFH      - Multi-Family Housing
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFAR     - Public Financing Authority Revenue
SF       - Single Family
SFHR     - Single Family Housing Revenue
SFHMR    - Single Family Housing Mortgage Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
SFR      - Single Family Revenue
VHA      - Volunteer Hospital of America
XLCA     - XL Capital Assurance


146 | Annual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2005

                                                                   --------------------------------------------------------
                                                                      FRANKLIN             FRANKLIN            FRANKLIN
                                                                   ALABAMA TAX-FREE    FLORIDA TAX-FREE    GEORGIA TAX-FREE
                                                                     INCOME FUND          INCOME FUND         INCOME FUND
                                                                   --------------------------------------------------------
Assets:
 Investments in securities:
  Cost .........................................................   $    238,443,251    $  1,546,246,692    $    191,828,593
                                                                   ========================================================
  Value ........................................................        255,641,071       1,675,142,964         206,065,169
 Cash ..........................................................                 --              72,441               3,851
 Receivables:
  Capital shares sold ..........................................            568,338           3,290,952             609,938
  Interest .....................................................          3,644,296          24,394,700           2,604,450
                                                                   --------------------------------------------------------
      Total assets .............................................        259,853,705       1,702,901,057         209,283,408
                                                                   --------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............................          2,083,541           8,762,661           1,055,320
  Capital shares redeemed ......................................            333,588           3,403,518             371,984
  Affiliates ...................................................            166,676             953,401             142,915
 Distributions to shareholders .................................            201,799           1,413,883             257,120
 Funds advanced by custodian ...................................             75,754                  --                  --
 Other liabilities .............................................             32,024             127,967              32,081
                                                                   --------------------------------------------------------
      Total liabilities ........................................          2,893,382          14,661,430           1,859,420
                                                                   --------------------------------------------------------
       Net assets, at value ....................................   $    256,960,323    $  1,688,239,627    $    207,423,988
                                                                   ========================================================
Net assets consist of:
 Undistributed net investment income (distributions in excess of
  net investment income) .......................................   $        (77,691)   $         47,250    $       (175,169)
 Net unrealized appreciation (depreciation) ....................         17,197,820         128,896,272          14,236,576
 Accumulated net realized gain (loss) ..........................        (10,046,606)         (5,885,192)         (3,623,416)
 Capital shares ................................................        249,886,800       1,565,181,297         196,985,997
                                                                   --------------------------------------------------------
       Net assets, at value ....................................   $    256,960,323    $  1,688,239,627    $    207,423,988
                                                                   ========================================================
CLASS A:
 Net assets, at value ..........................................   $    225,258,307    $  1,488,979,111    $    170,407,202
                                                                   ========================================================
 Shares outstanding ............................................         19,403,848         124,047,615          14,006,368
                                                                   ========================================================
 Net asset value per share(a) ..................................   $          11.61    $          12.00    $          12.17
                                                                   ========================================================
 Maximum offering price per share (net asset value
 per share / 95.75%) ...........................................   $          12.13    $          12.53    $          12.71
                                                                   ========================================================
CLASS B:
 Net assets, at value ..........................................                 --    $     74,311,101                  --
                                                                   ========================================================
 Shares outstanding ............................................                 --           6,149,478                  --
                                                                   ========================================================
 Net asset value and maximum offering price per share(a) .......                 --    $          12.08                  --
                                                                   ========================================================
CLASS C:
 Net assets, at value ..........................................   $     31,702,016    $    124,949,415    $     37,016,786
                                                                   ========================================================
 Shares outstanding ............................................          2,710,343          10,288,654           3,016,944
                                                                   ========================================================
 Net asset value and maximum offering price per share(a) .......   $          11.70    $          12.14    $          12.27
                                                                   ========================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                        Annual Report | See notes to financial statements. | 147

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2005

                                                                   --------------------------------------------------------
                                                                       FRANKLIN             FRANKLIN          FRANKLIN
                                                                   KENTUCKY TAX-FREE   LOUISIANA TAX-FREE  MARYLAND TAX-FREE
                                                                    INCOME FUND          INCOME FUND         INCOME FUND
                                                                   --------------------------------------------------------
Assets:
 Investments in securities:
  Cost .........................................................   $    108,115,732    $    192,637,428    $    355,973,074
                                                                   ========================================================
  Value ........................................................        114,277,091         204,857,920         376,562,689
 Cash ..........................................................            669,279              69,295              38,570
 Receivables:
  Capital shares sold ..........................................             47,984             382,040           2,444,643
  Interest .....................................................          1,398,884           3,058,196           4,500,051
                                                                   --------------------------------------------------------
      Total assets .............................................        116,393,238         208,367,451         383,545,953
                                                                   --------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............................          2,683,809                  --                  --
  Capital shares redeemed ......................................            593,969             187,315           1,022,240
  Affiliates ...................................................             64,209             131,195             243,501
 Distributions to shareholders .................................             87,031             165,897             295,898
 Other liabilities .............................................             23,399              28,392              44,080
                                                                   --------------------------------------------------------
      Total liabilities ........................................          3,452,417             512,799           1,605,719
                                                                   --------------------------------------------------------
       Net assets, at value ....................................   $    112,940,821    $    207,854,652    $    381,940,234
                                                                   ========================================================
Net assets consist of:
 Undistributed net investment income (distributions in excess of
  net investment income) .......................................   $        (15,184)   $         22,406    $       (133,573)
 Net unrealized appreciation (depreciation) ....................          6,161,359          12,220,492          20,589,615
 Accumulated net realized gain (loss) ..........................         (2,237,944)         (2,238,549)         (1,697,621)
 Capital shares ................................................        109,032,590         197,850,303         363,181,813
                                                                   --------------------------------------------------------
       Net assets, at value ....................................   $    112,940,821    $    207,854,652    $    381,940,234
                                                                   ========================================================
CLASS A:
 Net assets, at value ..........................................   $    112,940,821    $    188,658,994    $    332,943,126
                                                                   ========================================================
 Shares outstanding ............................................          9,897,346          16,151,247          28,219,934
                                                                   ========================================================
 Net asset value per share(a) ..................................   $          11.41    $          11.68    $          11.80
                                                                   ========================================================
 Maximum offering price per share (net asset value
 per share / 95.75%) ...........................................   $          11.92    $          12.20    $          12.32
                                                                   ========================================================
CLASS C:
 Net assets, at value ..........................................                 --    $     19,195,658    $     48,997,108
                                                                   ========================================================
 Shares outstanding ............................................                 --           1,628,365           4,106,376
                                                                   ========================================================
 Net asset value and maximum offering price per share(a) .......                 --    $          11.79    $          11.93
                                                                   ========================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


148 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2005

                                                                   --------------------------------------------------------
                                                                                           FRANKLIN
                                                                       FRANKLIN         NORTH CAROLINA         FRANKLIN
                                                                   MISSOURI TAX-FREE       TAX-FREE        VIRGINIA TAX-FREE
                                                                      INCOME FUND        INCOME FUND          INCOME FUND
                                                                   --------------------------------------------------------
Assets:
 Investments in securities:
  Cost .........................................................   $    538,917,253    $    473,213,932    $    448,550,075
                                                                   ========================================================
  Value ........................................................        572,774,591         505,366,269         479,063,872
 Cash ..........................................................            364,838             280,013             113,855
 Receivables:
  Investment securities sold ...................................          2,520,003                  --                  --
  Capital shares sold ..........................................          1,314,954           1,196,249             694,695
  Interest .....................................................          7,335,698           6,523,676           5,295,505
                                                                   --------------------------------------------------------
      Total assets .............................................        584,310,084         513,366,207         485,167,927
                                                                   --------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..............................          6,094,032                  --                  --
  Capital shares redeemed ......................................            630,655           1,050,555           1,909,924
  Affiliates ...................................................            342,851             318,231             290,270
 Distributions to shareholders .................................            456,918             399,048             384,323
 Other liabilities .............................................             56,008              51,620              50,982
                                                                   --------------------------------------------------------
      Total liabilities ........................................          7,580,464           1,819,454           2,635,499
                                                                   --------------------------------------------------------
       Net assets, at value ....................................   $    576,729,620    $    511,546,753    $    482,532,428
                                                                   ========================================================
Net assets consist of:
 Undistributed net investment income (distributions in excess of
  net investment income) .......................................   $       (104,100)   $       (182,859)   $         95,346
 Net unrealized appreciation (depreciation) ....................         33,857,338          32,152,337          30,513,797
 Accumulated net realized gain (loss) ..........................         (5,161,576)         (3,038,785)         (6,059,196)
 Capital shares ................................................        548,137,958         482,616,060         457,982,481
                                                                   --------------------------------------------------------
       Net assets, at value ....................................   $    576,729,620    $    511,546,753    $    482,532,428
                                                                   ========================================================
CLASS A:
 Net assets, at value ..........................................   $    516,311,789    $    428,203,555    $    438,871,331
                                                                   ========================================================
 Shares outstanding ............................................         41,892,164          34,628,977          36,841,132
                                                                   ========================================================
 Net asset value per share(a) ..................................   $          12.32    $          12.37    $          11.91
                                                                   ========================================================
 Maximum offering price per share (net asset value
 per share / 95.75%) ...........................................   $          12.87    $          12.92    $          12.44
                                                                   ========================================================
CLASS C:
 Net assets, at value ..........................................   $     60,417,831    $     83,343,198    $     43,661,097
                                                                   ========================================================
 Shares outstanding ............................................          4,874,502           6,676,592           3,631,524
                                                                   ========================================================
 Net asset value and maximum offering price per share(a) .......   $          12.39    $          12.48    $          12.02
                                                                   ========================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                        Annual Report | See notes to financial statements. | 149

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 28, 2005

                                                                   --------------------------------------------------------
                                                                       FRANKLIN            FRANKLIN            FRANKLIN
                                                                   ALABAMA TAX-FREE    FLORIDA TAX-FREE    GEORGIA TAX-FREE
                                                                      INCOME FUND         INCOME FUND         INCOME FUND
                                                                   --------------------------------------------------------
Investment income:
 Interest ......................................................   $     13,041,530    $     89,353,282    $     10,435,109
                                                                   ========================================================
Expenses:
 Management fees (Note 3) ......................................          1,394,080           7,837,345           1,138,732
 Distribution fees (Note 3)
  Class A ......................................................            223,948           1,492,055             166,436
  Class B ......................................................                 --             471,586                  --
  Class C ......................................................            197,488             784,338             233,055
 Transfer agent fees (Note 3) ..................................            107,243             576,074             103,642
 Custodian fees ................................................              4,310              28,675               3,449
 Reports to shareholders .......................................             19,823             106,382              17,330
 Registration and filing fees ..................................              8,706              24,427               8,719
 Professional fees .............................................             19,442              58,284              15,266
 Trustees' fees and expenses ...................................              2,209              16,279               1,841
 Other .........................................................             26,184             103,541              20,348
                                                                   --------------------------------------------------------
      Total expenses ...........................................          2,003,433          11,498,986           1,708,818
                                                                   --------------------------------------------------------
        Net investment income ..................................         11,038,097          77,854,296           8,726,291
                                                                   --------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .....................            210,051             872,286            (216,997)
 Net change in unrealized appreciation (depreciation)
  on investments ...............................................         (3,891,794)        (28,262,475)         (1,927,441)
                                                                   --------------------------------------------------------
Net realized and unrealized gain (loss) ........................         (3,681,743)        (27,390,189)         (2,144,438)
                                                                   --------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $      7,356,354    $     50,464,107    $      6,581,853
                                                                   ========================================================


150 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2005

                                                                   --------------------------------------------------------
                                                                       FRANKLIN            FRANKLIN            FRANKLIN
                                                                   KENTUCKY TAX-FREE   LOUISIANA TAX-FREE  MARYLAND TAX-FREE
                                                                     INCOME FUND         INCOME FUND         INCOME FUND
                                                                   --------------------------------------------------------
Investment income:
 Interest ......................................................   $      5,576,955    $     10,588,000    $     19,217,346
                                                                   ========================================================
Expenses:
 Management fees (Note 3) ......................................            680,244           1,139,987           1,946,779
 Distribution fees (Note 3)
  Class A ......................................................            110,917             183,068             327,570
  Class C ......................................................                 --             124,975             315,876
 Transfer agent fees (Note 3) ..................................             41,048              80,373             200,523
 Custodian fees ................................................              1,867               3,400               6,322
 Reports to shareholders .......................................              8,418              15,358              35,068
 Registration and filing fees ..................................              3,231               5,953              12,540
 Professional fees .............................................             14,243              16,031              21,119
 Trustees' fees and expenses ...................................              1,038               1,803               3,724
 Other .........................................................             16,643              22,736              32,507
                                                                   --------------------------------------------------------
      Total expenses ...........................................            877,649           1,593,684           2,902,028
      Expenses waived/paid by affiliate (Note 3) ...............            (88,395)                 --                  --
                                                                   --------------------------------------------------------
       Net expenses ............................................            789,254           1,593,684           2,902,028
                                                                   --------------------------------------------------------
        Net investment income ..................................          4,787,701           8,994,316          16,315,318
                                                                   --------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .....................           (253,618)           (240,989)           (728,813)
 Net change in unrealized appreciation (depreciation)
on investments .................................................         (1,094,477)         (2,362,079)         (3,864,292)
                                                                   --------------------------------------------------------
Net realized and unrealized gain (loss) ........................         (1,348,095)         (2,603,068)         (4,593,105)
                                                                   --------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $      3,439,606    $      6,391,248    $     11,722,213
                                                                   ========================================================


                        Annual Report | See notes to financial statements. | 151

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2005

                                                                   --------------------------------------------------------
                                                                                           FRANKLIN
                                                                       FRANKLIN         NORTH CAROLINA         FRANKLIN
                                                                   MISSOURI TAX-FREE       TAX-FREE        VIRGINIA TAX-FREE
                                                                     INCOME FUND         INCOME FUND         INCOME FUND
                                                                   --------------------------------------------------------
Investment income:
 Interest ......................................................   $     28,293,647    $     24,903,420    $     23,961,494
                                                                   ========================================================
Expenses:
 Management fees (Note 3) ......................................          2,744,254           2,452,095           2,368,678
 Distribution fees (Note 3)
  Class A ......................................................            493,457             407,177             427,723
  Class C ......................................................            378,819             521,190             270,696
 Transfer agent fees (Note 3) ..................................            265,397             214,449             212,321
 Custodian fees ................................................              9,343               8,181               7,726
 Reports to shareholders .......................................             46,108              39,412              37,337
 Registration and filing fees ..................................             12,381              10,115              11,008
 Professional fees .............................................             26,681              22,430              21,873
 Trustees' fees and expenses ...................................              4,897               4,194               4,238
 Other .........................................................             47,091              46,237              42,089
                                                                   --------------------------------------------------------
      Total expenses ...........................................          4,028,428           3,725,480           3,403,689
                                                                   --------------------------------------------------------
        Net investment income ..................................         24,265,219          21,177,940          20,557,805
                                                                   --------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .....................         (1,392,338)            606,760              57,234
 Net change in unrealized appreciation (depreciation)
 on investments ................................................         (3,931,193)         (3,049,638)         (1,556,093)
                                                                   --------------------------------------------------------
Net realized and unrealized gain (loss) ........................         (5,323,531)         (2,442,878)         (1,498,859)
                                                                   --------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $     18,941,688    $     18,735,062    $     19,058,946
                                                                   ========================================================


152 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended February 28, 2005
and February 29, 2004

                                                               --------------------------------------------------------------------
                                                                      FRANKLIN ALABAMA                   FRANKLIN FLORIDA
                                                                    TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                               --------------------------------------------------------------------
                                                                    2005             2004              2005              2004
                                                               --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................   $   11,038,097   $   11,438,945   $     77,854,296   $    81,592,311
  Net realized gain (loss) from
   investments .............................................          210,051         (206,846)           872,286           834,841
  Net change in unrealized appreciation
   (depreciation) on investments ...........................       (3,891,794)       5,829,605        (28,262,475)       27,232,681
                                                               --------------------------------------------------------------------
      Net increase (decrease) in net assets
          resulting from operations ........................        7,356,354       17,061,704         50,464,107       109,659,833
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................       (9,790,562)     (10,331,630)       (69,421,795)      (73,479,490)
   Class B .................................................               --               --         (2,939,629)       (2,734,894)
   Class C .................................................       (1,154,405)      (1,095,137)        (4,857,241)       (4,756,909)
                                                               --------------------------------------------------------------------
 Total distributions to shareholders .......................      (10,944,967)     (11,426,767)       (77,218,665)      (80,971,293)
 Capital share transactions: (Note 2)
   Class A .................................................       (7,745,788)       2,479,520        (81,267,736)      (56,001,257)
   Class B .................................................               --               --           (843,775)       19,801,947
   Class C .................................................        1,565,062        4,611,111          2,140,176         9,097,122
                                                               --------------------------------------------------------------------
 Total capital share transactions ..........................       (6,180,726)       7,090,631        (79,971,335)      (27,102,188)
 Redemption fees ...........................................               --               --             23,227                --
                                                               --------------------------------------------------------------------
      Net increase (decrease) in
      net assets ...........................................       (9,769,339)      12,725,568       (106,702,666)        1,586,352
Net assets
 Beginning of year .........................................      266,729,662      254,004,094      1,794,942,293     1,793,355,941
                                                               --------------------------------------------------------------------
 End of year ...............................................   $  256,960,323   $  266,729,662   $  1,688,239,627   $ 1,794,942,293
                                                               ====================================================================
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
 End of year ...............................................   $      (77,691)  $     (169,406)  $         47,250   $      (565,076)
                                                               ====================================================================


                        Annual Report | See notes to financial statements. | 153

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 28, 2005 and February 29, 2004

                                                               --------------------------------------------------------------------
                                                                      FRANKLIN GEORGIA                   FRANKLIN KENTUCKY
                                                                    TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                               --------------------------------------------------------------------
                                                                    2005             2004              2005              2004
                                                               --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................   $    8,726,291   $    9,011,298   $      4,787,701   $     5,194,899
  Net realized gain (loss) from
 investments ...............................................         (216,997)        (446,778)          (253,618)         (194,210)
  Net change in unrealized appreciation
 (depreciation) on investments .............................       (1,927,441)       5,212,862         (1,094,477)        2,220,045
                                                               --------------------------------------------------------------------
      Net increase (decrease) in net assets
          resulting from operations ........................        6,581,853       13,777,382          3,439,606         7,220,734
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................       (7,360,601)      (7,680,375)        (4,775,453)       (5,158,609)
   Class C .................................................       (1,373,298)      (1,295,109)                --                --
                                                               --------------------------------------------------------------------
 Total distributions to shareholders .......................       (8,733,899)      (8,975,484)        (4,775,453)       (5,158,609)

Capital share transactions: (Note 2)
   Class A .................................................       (3,944,888)         828,606         (4,520,633)        2,194,026
   Class C .................................................        1,682,052        2,404,142                 --                --
                                                               --------------------------------------------------------------------
 Total capital share transactions ..........................       (2,262,836)       3,232,748         (4,520,633)        2,194,026
 Redemption fees ...........................................            1,129               --                  2                --
                                                               --------------------------------------------------------------------
      Net increase (decrease) in
          net assets .......................................       (4,413,753)       8,034,646         (5,856,478)        4,256,151
Net assets
 Beginning of year .........................................      211,837,741      203,803,095        118,797,299       114,541,148
                                                               --------------------------------------------------------------------
 End of year ...............................................   $  207,423,988   $  211,837,741   $    112,940,821   $   118,797,299
                                                               ====================================================================
Distributions in excess of net investment income included in net assets:
 End of year ...............................................   $     (175,169)  $     (165,457)  $        (15,184)  $       (27,583)
                                                               ====================================================================


154 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 28, 2005 and February 29, 2004

                                                               --------------------------------------------------------------------
                                                                     FRANKLIN LOUISIANA                  FRANKLIN MARYLAND
                                                                    TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                               --------------------------------------------------------------------
                                                                    2005             2004              2005              2004
                                                               --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................   $    8,994,316   $    9,115,540   $     16,315,318   $    16,534,831
  Net realized gain (loss) from
    investments ............................................         (240,989)        (871,197)          (728,813)          844,841
  Net change in unrealized appreciation
    (depreciation) on investments ..........................       (2,362,079)       5,159,230         (3,864,292)        4,203,914
                                                               --------------------------------------------------------------------
      Net increase (decrease) in net assets
          resulting from operations ........................        6,391,248       13,403,573         11,722,213        21,583,586
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................       (8,106,367)      (8,287,908)       (14,417,870)      (14,770,030)
   Class C .................................................         (737,891)        (814,367)        (1,842,918)       (1,919,132)
                                                               --------------------------------------------------------------------
 Total distributions to shareholders .......................       (8,844,258)      (9,102,275)       (16,260,788)      (16,689,162)
 Capital share transactions: (Note 2)
   Class A .................................................        4,833,877        4,910,431         (3,302,347)       13,088,801
   Class C .................................................       (1,281,715)        (170,476)          (194,365)          814,408
                                                               --------------------------------------------------------------------
 Total capital share transactions ..........................        3,552,162        4,739,955         (3,496,712)       13,903,209
 Redemption fees ...........................................               89               --                 25                --
                                                               --------------------------------------------------------------------
      Net increase (decrease) in
          net assets .......................................        1,099,241        9,041,253         (8,035,262)       18,797,633
Net assets
 Beginning of year .........................................      206,755,411      197,714,158        389,975,496       371,177,863
                                                               --------------------------------------------------------------------
 End of year ...............................................   $  207,854,652   $  206,755,411   $    381,940,234   $   389,975,496
                                                               ====================================================================
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
 End of year ...............................................   $       22,406   $     (126,883)  $       (133,573)  $      (186,674)
                                                               ====================================================================


                        Annual Report | See notes to financial statements. | 155

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 28, 2005 and February 29, 2004

                                                               --------------------------------------------------------------------
                                                                      FRANKLIN MISSOURI               FRANKLIN NORTH CAROLINA
                                                                    TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                                               --------------------------------------------------------------------
                                                                    2005             2004              2005              2004
                                                               --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................   $   24,265,219   $   23,806,193   $     21,177,940   $    21,525,482
  Net realized gain (loss) from
    investments ............................................       (1,392,338)      (1,495,217)           606,760          (338,443)
  Net change in unrealized appreciation
    (depreciation) on investments ..........................       (3,931,193)      10,569,681         (3,049,638)        7,113,032
                                                               --------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ...........................       18,941,688       32,880,657         18,735,062        28,300,071
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................      (21,796,349)     (21,508,601)       (18,105,246)      (18,428,670)
   Class C .................................................       (2,237,076)      (2,266,500)        (3,087,767)       (3,062,666)
                                                               --------------------------------------------------------------------
 Total distributions to shareholders .......................      (24,033,425)     (23,775,101)       (21,193,013)      (21,491,336)
 Capital share transactions: (Note 2)
   Class A .................................................       21,573,426       23,089,986         16,795,220       (10,377,974)
   Class C .................................................          801,871        3,635,035          1,351,189         4,831,266
                                                               --------------------------------------------------------------------
 Total capital share transactions ..........................       22,375,297       26,725,021         18,146,409        (5,546,708)
 Redemption fees ...........................................               14               --                 46                --
                                                               --------------------------------------------------------------------
      Net increase (decrease) in
       net assets ..........................................       17,283,574       35,830,577         15,688,504         1,262,027
Net assets
 Beginning of year .........................................      559,446,046      523,615,469        495,858,249       494,596,222
                                                               --------------------------------------------------------------------
 End of year ...............................................   $  576,729,620   $  559,446,046   $    511,546,753   $   495,858,249
                                                               ====================================================================
Distributions in excess of net investment income included in net assets:
 End of year ...............................................   $     (104,100)  $     (328,091)  $       (182,859)  $      (163,357)
                                                               ====================================================================


156 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 28, 2005 and February 29, 2004

                                                                                ---------------------------------
                                                                                        FRANKLIN VIRGINIA
                                                                                      TAX-FREE INCOME FUND
                                                                                ---------------------------------
                                                                                     2005              2004
                                                                                ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................  $   20,557,805   $     20,760,239
  Net realized gain (loss) from investments ..................................          57,234            318,193
  Net change in unrealized appreciation (depreciation) on investments ........      (1,556,093)        11,519,624
                                                                                ---------------------------------
      Net increase (decrease) in net assets resulting from operations ........      19,058,946         32,598,056
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................................     (18,706,855)       (19,035,054)
   Class C ...................................................................      (1,572,850)        (1,596,169)
                                                                                ---------------------------------
 Total distributions to shareholders .........................................     (20,279,705)       (20,631,223)
 Capital share transactions: (Note 2)
   Class A ...................................................................      (1,935,364)         4,626,319
   Class C ...................................................................         763,301            158,524
                                                                                ---------------------------------
 Total capital share transactions ............................................      (1,172,063)         4,784,843
 Redemption fees .............................................................              99                 --
                                                                                ---------------------------------
      Net increase (decrease) in net assets ..................................      (2,392,723)        16,751,676
Net assets
 Beginning of year ...........................................................     484,925,151        468,173,475
                                                                                ---------------------------------
 End of year .................................................................  $  482,532,428   $    484,925,151
                                                                                =================================
Undistributed net investment income (distributions in excess of net investment income) included in net assets:
 End of year .................................................................  $       95,346   $       (180,282)
                                                                                =================================


                        Annual Report | See notes to financial statements. | 157

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All Funds included in this report (the Funds) are diversified except the Franklin Maryland Tax-Free Income Fund. The financial statements of the remaining funds in the series are presented separately. The investment objective of the Funds is to provide tax-free income. The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.


158 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


                                                             Annual Report | 159

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges into other Franklin Templeton funds' Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

----------------------------------------------------------------------------------------------------------------------
      CLASS A                             CLASS A & CLASS C                        CLASS A, CLASS B, & CLASS C
----------------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free      Franklin Alabama Tax-Free Income Fund           Franklin Florida Tax-Free Income Fund
 Income Fund                    Franklin Georgia Tax-Free Income Fund
                                Franklin Louisiana Tax-Free Income Fund
                                Franklin Maryland Tax-Free Income Fund
                                Franklin Missouri Tax-Free Income Fund
                                Franklin North Carolina Tax-Free Income Fund
                                Franklin Virginia Tax-Free Income Fund

At February 28, 2005, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:


                                    ------------------------------------------------------------
                                           FRANKLIN ALABAMA                 FRANKLIN FLORIDA
                                         TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                    ------------------------------------------------------------
                                      SHARES         AMOUNT            SHARES          AMOUNT
                                    ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2005
 Shares sold ....................    1,800,416    $ 20,860,837       11,852,355    $ 141,343,362
 Shares issued in reinvestment of
  distributions .................      421,045       4,856,377        2,423,564       28,842,034
 Shares redeemed ................   (2,912,811)    (33,463,002)     (21,192,727)    (251,453,132)
                                    ------------------------------------------------------------
 Net increase (decrease) ........     (691,350)   $ (7,745,788)      (6,916,808)   $ (81,267,736)
                                    ============================================================
Year ended February 29, 2004
 Shares sold ....................    2,263,954    $ 26,105,547       14,888,557    $ 178,197,604
 Shares issued in reinvestment of
  distributions .................      413,398       4,773,178        2,342,089       28,048,077
 Shares redeemed ................   (2,464,934)    (28,399,205)     (21,979,610)    (262,246,938)
                                    ------------------------------------------------------------
 Net increase (decrease) ........      212,418    $  2,479,520       (4,748,964)   $ (56,001,257)
                                    ============================================================
CLASS B SHARES:
Year ended February 28, 2005
 Shares sold ....................                                       837,853    $  10,043,282
 Shares issued in reinvestment of
  distributions .................                                       128,374        1,537,870
 Shares redeemed ................                                    (1,040,041)     (12,424,927)
                                                                    ----------------------------
 Net increase (decrease) ........                                       (73,814)   $    (843,775)
                                                                    ============================
Year ended February 29, 2004
 Shares sold ....................                                     2,246,771    $  27,088,183
 Shares issued in reinvestment of
  distributions .................                                       120,530        1,451,711
 Shares redeemed ................                                      (727,812)      (8,737,947)
                                                                    ----------------------------
 Net increase (decrease) ........                                     1,639,489    $  19,801,947
                                                                    ============================


160 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                    ------------------------------------------------------------
                                           FRANKLIN ALABAMA                FRANKLIN FLORIDA
                                         TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                    ------------------------------------------------------------
                                       SHARES            AMOUNT        SHARES           AMOUNT
                                    ------------------------------------------------------------
CLASS C SHARES:
Year ended February 28, 2005
 Shares sold ....................      464,804    $   5,404,368       1,877,350    $  22,746,514
 Shares issued in reinvestment of
  distributions .................       43,353          503,934         209,946        2,526,932
 Shares redeemed ................     (373,841)     ( 4,343,240)     (1,935,259)     (23,133,270)
                                    ------------------------------------------------------------
 Net increase (decrease) ........      134,316    $   1,565,062         152,037    $   2,140,176
                                    ============================================================
Year ended February 29, 2004
 Shares sold ....................      615,117    $   7,148,888       2,396,470    $  29,074,616
 Shares issued in reinvestment of
  distributions .................       40,743          473,587         203,452        2,462,332
 Shares redeemed ................     (260,368)     ( 3,011,364)     (1,860,119)     (22,439,826)
                                    ------------------------------------------------------------
 Net increase (decrease) ........      395,492    $   4,611,111         739,803    $   9,097,122
                                    ============================================================

                                    ------------------------------------------------------------
                                           FRANKLIN GEORGIA                FRANKLIN KENTUCKY
                                         TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                    ------------------------------------------------------------
                                       SHARES            AMOUNT        SHARES           AMOUNT
                                    ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2005
 Shares sold .....................    1,765,327   $   21,266,825       1,343,129   $  15,154,589
 Shares issued in reinvestment of
  distributions ..................      356,603        4,286,607         215,593       2,432,648
 Shares redeemed .................   (2,473,141)     (29,498,320)     (1,984,276)    (22,107,870)
                                    ------------------------------------------------------------
 Net increase (decrease) .........     (351,211)  $   (3,944,888)       (425,554)  $  (4,520,633)
                                    ============================================================
Year ended February 29, 2004
 Shares sold .....................   1,660,253    $   19,992,989       1,644,747   $  18,576,555
 Shares issued in reinvestment of
  distributions ..................     365,767         4,406,855         210,011       2,369,767
 Shares redeemed .................   (1,966,391)     (23,571,238)     (1,672,321)    (18,752,296)
                                    ------------------------------------------------------------
 Net increase (decrease)..........      59,629    $      828,606         182,437   $   2,194,026
                                    ============================================================
CLASS C SHARES:
Year ended February 28, 2005
 Shares sold .....................      647,384   $    7,860,354
 Shares issued in reinvestment of
  distributions ..................       66,552          806,908
 Shares redeemed .................     (578,351)      (6,985,210)
                                    ----------------------------
 Net increase (decrease) .........      135,585   $    1,682,052
                                    ============================
Year ended February 29, 2004
 Shares sold .....................      711,949   $    8,634,883
 Shares issued in reinvestment of
  distributions ..................       62,293          756,473
 Shares redeemed .................     (577,059)      (6,987,214)
                                    ----------------------------
 Net increase (decrease)..........      197,183   $    2,404,142
                                    ============================


                                                             Annual Report | 161

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                    ------------------------------------------------------------
                                          FRANKLIN LOUISIANA              FRANKLIN MARYLAND
                                         TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                    ------------------------------------------------------------
                                       SHARES          AMOUNT          SHARES           AMOUNT
                                    ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2005
 Shares sold ....................     2,032,890   $   23,654,162       3,499,195   $  40,987,640
 Shares issued in reinvestment of
  distributions .................       379,998        4,406,804         742,424       8,681,412
 Shares redeemed ................    (2,008,719)     (23,227,089)     (4,548,949)    (52,971,399)
                                    ------------------------------------------------------------
 Net increase (decrease) ........       404,169   $    4,833,877        (307,330)  $  (3,302,347)
                                    ============================================================
Year ended February 29, 2004
 Shares sold ....................     1,992,894   $   23,090,261       4,647,064   $  54,623,543
 Shares issued in reinvestment of
  distributions .................       392,394        4,538,960         732,776       8,618,206
 Shares redeemed ................    (1,978,776)     (22,718,790)     (4,272,744)    (50,152,948)
                                    ------------------------------------------------------------
 Net increase (decrease).........       406,512   $    4,910,431       1,107,096   $  13,088,801
                                    ============================================================
CLASS C SHARES:
Year ended February 28, 2005
 Shares sold ....................       262,839   $    3,098,583         685,868   $   8,133,649
 Shares issued in reinvestment of
  distributions .................        31,983          374,389          96,926       1,145,816
 Shares redeemed ................      (409,562)      (4,754,687)       (802,462)     (9,473,830)
                                    ------------------------------------------------------------
 Net increase (decrease) ........      (114,740)  $   (1,281,715)        (19,668)  $    (194,365)
                                    ============================================================
Year ended February 29, 2004
 Shares sold ....................       313,052   $    3,651,038         946,909   $  11,262,018
 Shares issued in reinvestment of
  distributions .................        36,055          420,614         101,326       1,204,169
 Shares redeemed ................      (366,588)      (4,242,128)       (981,755)    (11,651,779)
                                    ------------------------------------------------------------
 Net increase (decrease).........       (17,481)  $     (170,476)         66,480   $     814,408
                                    ============================================================

                                    ------------------------------------------------------------
                                          FRANKLIN MISSOURI           FRANKLIN NORTH CAROLINA
                                        TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                    ------------------------------------------------------------
                                      SHARES            AMOUNT         SHARES          AMOUNT
                                    ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2005
 Shares sold ....................     4,856,471   $   59,249,246       4,678,657   $  57,331,052
 Shares issued in reinvestment of
  distributions .................       958,627       11,667,775         843,616      10,311,343
 Shares redeemed ................    (4,067,456)     (49,343,595)     (4,171,563)    (50,847,175)
                                    ------------------------------------------------------------
 Net increase (decrease) ........     1,747,642   $   21,573,426       1,350,710   $  16,795,220
                                    ============================================================
Year ended February 29, 2004
 Shares sold ....................     6,216,991   $   76,004,841       4,241,562   $  51,874,884
 Shares issued in reinvestment of
  distributions .................       904,776       11,052,586         856,817      10,468,046
 Shares redeemed ................    (5,255,100)     (63,967,441)     (5,976,256)    (72,720,904)
                                    ------------------------------------------------------------
 Net increase (decrease).........     1,866,667   $   23,089,986        (877,877)  $ (10,377,974)
                                    ============================================================


162 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                    ------------------------------------------------------------
                                          FRANKLIN MISSOURI           FRANKLIN NORTH CAROLINA
                                        TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                    ------------------------------------------------------------
                                      SHARES          AMOUNT           SHARES          AMOUNT
                                    ------------------------------------------------------------

CLASS C SHARES:
Year ended February 28, 2005
 Shares sold ....................       635,039   $    7,801,828       1,125,178   $  13,913,708
 Shares issued in reinvestment of
  distributions .................       112,810        1,380,495         146,159       1,803,160
 Shares redeemed ................      (688,983)      (8,380,452)     (1,169,607)    (14,365,679)
                                    ------------------------------------------------------------
 Net increase (decrease) ........        58,866   $      801,871         101,730   $   1,351,189
                                    ============================================================
Year ended February 29, 2004
 Shares sold ....................       947,105   $   11,655,629       1,207,157   $  14,897,913
 Shares issued in reinvestment of
  distributions .................       115,205        1,414,442         149,255       1,839,541
 Shares redeemed ................      (771,237)      (9,435,036)       (968,584)    (11,906,188)
                                    ------------------------------------------------------------
 Net increase (decrease).........       291,073   $    3,635,035         387,828   $   4,831,266
                                    ============================================================

                                                                    ----------------------------
                                                                           FRANKLIN VIRGINIA
                                                                         TAX-FREE INCOME FUND
                                                                    ----------------------------
                                                                       SHARES           AMOUNT
                                                                    ----------------------------
CLASS A SHARES:
 Year ended February 28, 2005
 Shares sold ...................................................       3,622,211   $  42,602,248
 Shares issued in reinvestment of distributions ................         891,647      10,478,349
 Shares redeemed ...............................................      (4,695,273)    (55,015,961)
                                                                    ----------------------------
 Net increase (decrease) .......................................        (181,415)  $  (1,935,364)
                                                                    ============================
Year ended February 29, 2004
 Shares sold ...................................................       4,425,238   $  51,817,464
 Shares issued in reinvestment of distributions ................         901,659      10,552,449
 Shares redeemed ...............................................      (4,941,087)    (57,743,594)
                                                                    ----------------------------
 Net increase (decrease) .......................................         385,810   $   4,626,319
                                                                    ============================
CLASS C SHARES:
 Year ended February 28, 2005
 Shares sold ...................................................         575,859   $   6,849,810
 Shares issued in reinvestment of distributions ................          83,179         986,100
 Shares redeemed ...............................................        (599,362)     (7,072,609)
                                                                    ----------------------------
 Net increase (decrease) .......................................          59,676   $     763,301
                                                                    ============================
Year ended February 29, 2004
 Shares sold ...................................................         658,051   $   7,776,322
 Shares issued in reinvestment of distributions ................          80,253         947,475
 Shares redeemed ...............................................        (728,074)     (8,565,273)
                                                                    ----------------------------
 Net increase (decrease) .......................................          10,230   $     158,524
                                                                    ============================


                                                             Annual Report | 163

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------------
  SUBSIDIARY                                                           AFFILIATION
---------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                                    Investment manager
  Franklin Templeton Services LLC (FT Services)                        Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)                  Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Funds as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
---------------------------------------------------------------------------
        0.625%          First $100 million
        0.500%          Over $100 million, up to and including $250 million
        0.450%          In excess of $250 million

Advisers agreed in advance to voluntarily waive a portion of management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statement of Operations. Total expenses waived by Advisers are not subject to reimbursement by the Fund.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Funds reimburse Distributors up to 0.10%, 0.65%, and 0.65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan.

Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


164 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

DISTRIBUTORS HAS ADVISED THE FUNDS OF THE FOLLOWING COMMISSION TRANSACTIONS RELATED TO THE SALES AND REDEMPTIONS OF THE FUNDS' SHARES FOR THE YEAR:

                                                       ----------------------------------------------
                                                         FRANKLIN         FRANKLIN         FRANKLIN
                                                         ALABAMA           FLORIDA         GEORGIA
                                                         TAX-FREE         TAX-FREE         TAX-FREE
                                                       INCOME FUND       INCOME FUND     INCOME FUND
                                                       ----------------------------------------------
Net sales charges received ........................    $     63,298      $   294,309     $     51,912
Contingent deferred sales charges retained ........    $     11,884      $   187,235     $      8,868
                                                       -------------------------------------------

                                                       ----------------------------------------------
                                                         FRANKLIN         FRANKLIN         FRANKLIN
                                                         KENTUCKY         LOUISIANA        MARYLAND
                                                         TAX-FREE         TAX-FREE         TAX-FREE
                                                       INCOME FUND       INCOME FUND     INCOME FUND
                                                       ----------------------------------------------
Net sales charges received ........................    $     32,957      $    69,920     $    111,885
Contingent deferred sales charges retained ........    $        131      $     1,408     $     12,996
                                                       ----------------------------------------------

                                                       ----------------------------------------------
                                                         FRANKLIN          FRANKLIN        FRANKLIN
                                                         MISSOURI       NORTH CAROLINA     VIRGINIA
                                                         TAX-FREE          TAX-FREE        TAX-FREE
                                                       INCOME FUND       INCOME FUND     INCOME FUND
                                                       ----------------------------------------------
Net sales charges received ........................    $    190,261      $   155,214     $    110,376
Contingent deferred sales charges retained ........    $      4,071      $     8,515     $      8,209
                                                       ----------------------------------------------

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were paid to Investor Services:

                                                       ----------------------------------------------
                                                         FRANKLIN         FRANKLIN         FRANKLIN
                                                         ALABAMA           FLORIDA         GEORGIA
                                                         TAX-FREE         TAX-FREE         TAX-FREE
                                                       INCOME FUND       INCOME FUND     INCOME FUND
                                                       ----------------------------------------------
Transfer agent fees ...............................    $     64,572      $   360,565     $     69,450
                                                       ----------------------------------------------

                                                       ----------------------------------------------
                                                         FRANKLIN         FRANKLIN         FRANKLIN
                                                         KENTUCKY         LOUISIANA        MARYLAND
                                                         TAX-FREE         TAX-FREE         TAX-FREE
                                                       INCOME FUND       INCOME FUND     INCOME FUND
                                                       ----------------------------------------------
Transfer agent fees ...............................    $     27,340      $    52,073     $    132,873
                                                       ----------------------------------------------

                                                       ----------------------------------------------
                                                         FRANKLIN         FRANKLIN         FRANKLIN
                                                         MISSOURI      NORTH CAROLINA      VIRGINIA
                                                         TAX-FREE         TAX-FREE         TAX-FREE
                                                       INCOME FUND       INCOME FUND     INCOME FUND
                                                       ----------------------------------------------
Transfer agent fees ...............................    $    178,184      $   139,963     $    141,457
                                                       ----------------------------------------------


                                                             Annual Report | 165

Franklin Tax-Free Trust

4. INCOME TAXES

At February 28, 2005, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                       ----------------------------------------------
                                                         FRANKLIN         FRANKLIN         FRANKLIN
                                                         ALABAMA           FLORIDA         GEORGIA
                                                         TAX-FREE         TAX-FREE         TAX-FREE
                                                       INCOME FUND       INCOME FUND     INCOME FUND
                                                       ----------------------------------------------
Capital loss carryovers expiring in:
 2008 .............................................    $  1,730,280      $        --     $  1,387,542
 2009 .............................................         135,955        5,639,823          833,999
 2010 .............................................       7,179,861          245,369               --
 2011 .............................................         804,634               --               --
 2012 .............................................         195,876               --          972,862
 2013 .............................................              --               --          416,353
                                                       ----------------------------------------------
                                                       $ 10,046,606      $ 5,885,192     $  3,610,756
                                                       ==============================================

                                                       ----------------------------------------------
                                                         FRANKLIN         FRANKLIN         FRANKLIN
                                                         KENTUCKY         LOUISIANA        MARYLAND
                                                         TAX-FREE         TAX-FREE         TAX-FREE
                                                       INCOME FUND       INCOME FUND     INCOME FUND
                                                       ----------------------------------------------
Capital loss carryovers expiring in:
 2008 .............................................    $    305,529      $   545,898     $         --
 2009 .............................................              --          171,149          850,416
 2010 .............................................         413,791               --          119,821
 2011 .............................................              --               --               --
 2012 .............................................       1,264,854        1,281,282               --
 2013 .............................................         253,770          240,220          727,384
                                                       ----------------------------------------------
                                                       $  2,237,944      $ 2,238,549     $  1,697,621
                                                       ==============================================

                                                       ----------------------------------------------
                                                         FRANKLIN          FRANKLIN        FRANKLIN
                                                         MISSOURI       NORTH CAROLINA     VIRGINIA
                                                         TAX-FREE          TAX-FREE        TAX-FREE
                                                       INCOME FUND       INCOME FUND     INCOME FUND
                                                       ----------------------------------------------
Capital loss carryovers expiring in:
 2008 .............................................    $         --      $        --     $  2,226,407
 2009 .............................................       1,738,727        2,702,995        1,407,973
 2010 .............................................              --               --        1,188,255
 2011 .............................................         316,094               --               --
 2012 .............................................       1,619,914          335,790        1,236,561
 2013 .............................................       1,384,535               --               --
                                                       ----------------------------------------------
                                                       $  5,059,270      $ 3,038,785     $  6,059,196
                                                       ==============================================

On February 28, 2005, Franklin Kentucky Tax-Free Income Fund had expired capital loss carryovers of $294,278, which were reclassified to paid-in capital.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.


166 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond discounts and wash sales.

At February 28, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                                       -------------------------------------------------
                                                          FRANKLIN          FRANKLIN         FRANKLIN
                                                           ALABAMA          FLORIDA          GEORGIA
                                                          TAX-FREE          TAX-FREE         TAX-FREE
                                                         INCOME FUND      INCOME FUND      INCOME FUND
                                                       -------------------------------------------------
Cost of investments...............................     $   238,411,767   $1,546,010,593   $  191,824,936
                                                       =================================================
Unrealized appreciation...........................     $    17,269,628   $  129,132,371   $   14,703,007
Unrealized depreciation...........................             (40,324)              --         (462,774)
                                                       -------------------------------------------------
Net unrealized appreciation (depreciation)........     $    17,229,304   $  129,132,371   $   14,240,233
                                                       =================================================
Distributable earnings - undistributed tax
 exempt income....................................     $        92,624   $    1,225,039   $       65,638
                                                       =================================================

                                                       -------------------------------------------------
                                                          FRANKLIN          FRANKLIN         FRANKLIN
                                                          KENTUCKY         LOUISIANA         MARYLAND
                                                          TAX-FREE          TAX-FREE         TAX-FREE
                                                         INCOME FUND      INCOME FUND      INCOME FUND
                                                       -------------------------------------------------
Cost of investments...............................     $   108,094,767   $  192,590,765   $  355,942,356
                                                       =================================================
Unrealized appreciation...........................     $     6,454,486   $   12,395,513   $   20,660,219
Unrealized depreciation...........................            (272,162)        (128,358)         (39,886)
                                                       -------------------------------------------------
Net unrealized appreciation (depreciation)........     $     6,182,324   $   12,267,155   $   20,620,333
                                                       =================================================
Distributable earnings - undistributed tax
 exempt income....................................     $        50,882   $      141,641   $      131,607
                                                       =================================================

                                                       -------------------------------------------------
                                                          FRANKLIN          FRANKLIN         FRANKLIN
                                                          MISSOURI       NORTH CAROLINA      VIRGINIA
                                                          TAX-FREE          TAX-FREE         TAX-FREE
                                                         INCOME FUND       INCOME FUND     INCOME FUND
                                                       -------------------------------------------------
Cost of investments...............................     $   538,915,845   $  473,178,732   $  448,513,843
                                                       =================================================
Unrealized appreciation...........................     $    34,569,017   $   32,187,537   $   30,595,096
Unrealized depreciation...........................            (710,271)              --          (45,067)
                                                       -------------------------------------------------
Net unrealized appreciation (depreciation)........     $    33,858,746   $   32,187,537   $   30,550,029
                                                       =================================================
Distributable earnings - undistributed tax exempt
 income...........................................     $       249,104   $      180,989   $      443,435
                                                       =================================================


                                                             Annual Report | 167

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended February 28, 2005 and February 29, 2004, was as follows:

                                        ------------------------------------------------------------
                                              FRANKLIN ALABAMA                 FRANKLIN FLORIDA
                                            TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                        ------------------------------------------------------------
                                           2005           2004               2005           2004
                                        ------------------------------------------------------------
Distributions paid from -
 tax-exempt income...................   $ 10,944,967   $  11,426,767     $77,218,665    $ 80,971,293
                                        ------------------------------------------------------------

                                        ------------------------------------------------------------
                                              FRANKLIN GEORGIA                FRANKLIN KENTUCKY
                                            TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                        ------------------------------------------------------------
                                           2005           2004               2005           2004
                                        ------------------------------------------------------------
Distributions paid from -
 tax-exempt income...................   $  8,733,899   $   8,975,484     $  4,775,453   $  5,158,609
                                        ------------------------------------------------------------

                                        ------------------------------------------------------------
                                             FRANKLIN LOUISIANA               FRANKLIN MARYLAND
                                            TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                        ------------------------------------------------------------
                                           2005           2004               2005           2004
                                        ------------------------------------------------------------
Distributions paid from -
 tax-exempt income...................   $  8,844,258   $   9,102,275     $  16,260,788  $ 16,689,162
                                        ------------------------------------------------------------

                                        ------------------------------------------------------------
                                             FRANKLIN MISSOURI             FRANKLIN NORTH CAROLINA
                                            TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                        ------------------------------------------------------------
                                           2005           2004               2005           2004
                                        ------------------------------------------------------------
Distributions paid from -
 tax-exempt income...................   $ 24,033,425   $  23,775,101     $ 21,193,013   $ 21,491,336
                                        ------------------------------------------------------------

                                                                         ---------------------------
                                                                              FRANKLIN VIRGINIA
                                                                             TAX-FREE INCOME FUND
                                                                         ---------------------------
                                                                             2005           2004
                                                                         ---------------------------
Distributions paid from -
 tax-exempt income...................                                    $ 20,279,705   $ 20,631,223
                                                                         ---------------------------


168 | Annual Report

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended February 28, 2005 were as follows:

                        ------------------------------------------------------
                          FRANKLIN            FRANKLIN             FRANKLIN
                           ALABAMA             FLORIDA             GEORGIA
                          TAX-FREE            TAX-FREE             TAX-FREE
                         INCOME FUND         INCOME FUND         INCOME FUND
                        ------------------------------------------------------
Purchases ............. $  21,508,617       $  69,459,131       $   45,243,002
Sales ................. $  25,350,561       $ 146,992,080       $   46,689,648

                        ------------------------------------------------------
                          FRANKLIN            FRANKLIN             FRANKLIN
                          KENTUCKY            LOUISIANA            MARYLAND
                          TAX-FREE            TAX-FREE             TAX-FREE
                         INCOME FUND         INCOME FUND          INCOME FUND
                        ------------------------------------------------------
Purchases ............. $  13,549,863       $  19,525,162       $   44,937,517
Sales ................. $  19,257,189       $  17,227,102       $   49,838,054

                        ------------------------------------------------------
                          FRANKLIN             FRANKLIN            FRANKLIN
                          MISSOURI          NORTH CAROLINA         VIRGINIA
                          TAX-FREE             TAX-FREE            TAX-FREE
                         INCOME FUND         INCOME FUND         INCOME FUND
                        ------------------------------------------------------
Purchases ............. $ 108,678,566       $  60,743,757       $   30,193,823
Sales ................. $  97,916,511       $  39,234,382       $   27,224,216

6. CREDIT RISK

Each of the Funds invests a large percentage of their total assets in obligations of issuers within their respective states. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states.

7. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.


                                                             Annual Report | 169

Franklin Tax-Free Trust

7. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.


170 | Annual Report

Franklin Tax-Free Trust

7. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing, in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing", failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.


                                                             Annual Report | 171

Franklin Tax-Free Trust

7. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

The SEC's Second Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the Second Order. When approved, disbursements of settlement monies under the SEC's Second Order will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

The Company, and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


172 | Annual Report

Franklin Tax-Free Trust

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the lawsuits identified above are without merit and intend to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                             Annual Report | 173

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 28, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California

April 11, 2005


174 | Annual Report

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2005. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2006, shareholders will be notified of amounts for use in preparing their 2005 income tax returns.


                                                             Annual Report | 175

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                             LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (83)     Trustee        Since 1984       115                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (72)         Trustee        Since 1984       143                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                     company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)      Trustee        Since 1989       144                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (53)         Trustee        Since 1998       98                         Director, Amerada Hess Corporation
One Franklin Parkway                                                                     (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                 gas), H.J. Heinz Company (processed
                                                                                         foods and allied products), RTI
                                                                                         International Metals, Inc. (manufacture
                                                                                         and distribution of titanium),
                                                                                         Canadian National Railway (railroad),
                                                                                         and White Mountains Insurance
                                                                                         Group, Ltd. (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (75)        Trustee        Since 1984       117                        Director, The California Center for
One Franklin Parkway                                                                     Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


176 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                             LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (76)        Trustee        Since 1992       143                        Director, Martek Biosciences
One Franklin Parkway                                                                     Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                 (biotechnology), and Overstock.com
                                                                                         (Internet services); and FORMERLY,
                                                                                         Director, MCI Communication
                                                                                         Corporation (subsequently known as
                                                                                         MCI WorldCom, Inc. and WorldCom,
                                                                                         Inc.) (communications services)
                                                                                         (1988-2002), White Mountains
                                                                                         Insurance Group, Ltd. (holding com-
                                                                                         pany) (1987-2004) and Spacehab, Inc.
                                                                                         (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                             LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (72)     Trustee and    Since 1984       143                        None
One Franklin Parkway          Chairman of
San Mateo, CA 94403-1906      the Board
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (64) Trustee,       Trustee since    127                        None
One Franklin Parkway          President and  1984, President
San Mateo, CA 94403-1906      Chief          since 1993 and
                              Executive      Chief Executive
                              Officer -      Officer -
                              Investment     Investment
                              Management     Management
                                             since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 177

------------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                             LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (45)           Vice President Since 2000       Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (59)          Vice President Since 1986       Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (40)    Vice President Since 2000       Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)           Chief          Since July 2004  Not Applicable             Not Applicable
One Franklin Parkway          Compliance
San Mateo, CA 94403-1906      Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (42)          Treasurer      Since July 2004  Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (44)       Vice President Since 1995       Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


178 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                             LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)         Senior Vice    Since 2002       Not Applicable             Not Applicable
500 East Broward Blvd.        President and
Suite 2100                    Chief
Fort Lauderdale,              Executive
FL 33394-3091                 Officer -
                              Finance and
                              Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)            Vice President Since 2000       Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)         Vice President Since 2000       Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)        Vice President Since 2002       Not Applicable             Not Applicable
600 Fifth Avenue              - AML
Rockefeller Center            Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)        Vice President Since 2000       Not Applicable             None
One Franklin Parkway          and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 179

------------------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                             LENGTH OF        FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)          Chief          Since May 2004   Not Applicable             Not Applicable
500 East Broward Blvd.        Financial
Suite 2100                    Officer and
Fort Lauderdale,              Chief
FL 33394-3091                 Accounting
                              Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (43)             Vice President Since 2000       Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments trust complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


180 | Annual Report

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                             Annual Report | 181

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                              Not part of the annual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)                            One Franklin Parkway
       INVESTMENTS                                  San Mateo, CA 94403-1906

o      WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

       Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

Shareholder Services

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF2 A2005 04/05




                                                               FEBRUARY 28, 2005
--------------------------------------------------------------------------------

                                                Franklin Arizona
                                                Tax-Free Income Fund

                                                Franklin Colorado
                                                Tax-Free Income Fund

                                                Franklin Connecticut
         [GRAPHIC OMITTED]                      Tax-Free Income Fund

                                                Franklin Double
                                                Tax-Free Income Fund

                                                Franklin Federal
                                                Intermediate-Term
                                                Tax-Free Income Fund

                                                Franklin Federal
                                                Limited-Term
                                                Tax-Free Income Fund

                                                Franklin High Yield
                                                Tax-Free Income Fund

                                                Franklin New Jersey
                                                Tax-Free Income Fund

                                                Franklin Oregon
                                                Tax-Free Income Fund

                                                Franklin Pennsylvania
                                                Tax-Free Income Fund

--------------------------------------------------------------------------------
             ANNUAL REPORT AND SHAREHOLDER LETTER | TAX-FREE INCOME
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
         [GRAPHIC OMITTED]                             THIS DOCUMENT
                                                       FASTER VIA EMAIL?

                  FRANKLIN TAX-FREE TRUST              Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.

--------------------------------------------------------------------------------


                                     [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS
                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER .................     1

SPECIAL FEATURE:
Understanding Interest Rates .......     4

ANNUAL REPORT

Municipal Bond
Market Overview ....................     7

Investment Strategy and
Manager's Discussion ...............     9

Franklin Arizona
Tax-Free Income Fund ...............    10

Franklin Colorado
Tax-Free Income Fund ...............    19

Franklin Connecticut
Tax-Free Income Fund ...............    27

Franklin Double
Tax-Free Income Fund ...............    35

Franklin Federal
Intermediate-Term
Tax-Free Income Fund ...............    44

Franklin Federal Limited-Term
Tax-Free Income Fund ...............    52

Franklin High Yield
Tax-Free Income Fund ...............    58

Franklin New Jersey
Tax-Free Income Fund ...............    67

Franklin Oregon
Tax-Free Income Fund ...............    76

Franklin Pennsylvania
Tax-Free Income Fund ...............    84

Financial Highlights and
Statements of Investments ..........    93

Financial Statements ...............   195

Notes to
Financial Statements ...............   209

Report of Independent
Registered Public
Accounting Firm ....................   227

Tax Designation ....................   228

Board Members and Officers .........   229

Shareholder Information ............   234

--------------------------------------------------------------------------------


Annual Report

Municipal Bond Market Overview

For the one-year period ended February 28, 2005, the fixed income markets had positive performance despite record high oil prices, the presidential election, concerns about the dollar, and mixed economic releases. Although experiencing some volatility throughout the year, long-term interest rates ended the year close to where they started. Municipal bonds outperformed U.S. Treasury bonds with similar maturities. The Lehman Brothers Municipal Bond Index returned 2.96% for the period, while the Lehman Brothers U.S. Treasury Index returned 1.31%.(1)

In contrast, short-term interest rates experienced greater changes over the year. The Federal Reserve Board raised the federal funds target rate from 1.00% to 2.50% in six successive moves from late June through February. The Treasury yield curve, which shows rates for Treasuries with short to long maturities, flattened somewhat as short-term rates went up and longer-maturity Treasuries traded in a narrower range. Over the one-year period, the 10-year Treasury bond yield increased 37 basis points, while the 30-year Treasury bond yield decreased 12 basis points. (One hundred basis points equal one percent.) According to Municipal Market Data, 10- and 30-year municipal bond yields increased 34 and 7 basis points.(2) Consequently, long-maturity municipal bonds outperformed intermediates.

Although short-term interest rates rose during the year, overall interest rates remained relatively low. This environment led to another high-volume year for new-issue municipal bonds. Just as homebuyers seek the lowest mortgage rates, municipalities borrow money when interest rates are low. Thus, over the past two

(1) Source: Lehman Brothers Inc. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint), flower bonds, targeted investor notes (TINs), and state and local government series (SLGS) bonds, STRIPS and Treasury Inflation-Protected Securities (TIPS).

(2) Source: Thomson Financial.


                                                               Annual Report | 7
years, municipalities have issued more bonds to lock in lower rates. Municipalities issued more than $358 billion in new debt during 2004.(3) Although this was a decrease of more than 6% from 2003 (a record year), 2004 was the third successive year of more than $300 billion in new issuance.(3) Demand for municipal bonds remained strong as investors sought to reinvest proceeds from a combination of coupon payments, maturities and bond calls. Healthy demand came from a wide range of traditional buyers including mutual funds, individuals and property and casualty companies, as well as crossover buyers. Crossover buyers, such as hedge funds, typically invest in taxable securities, but they enter the tax-exempt market when municipal valuations are attractive.

(3) Source: The Bond Buyer.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


8 | Annual Report

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a relatively steep yield curve favored the use of longer-term bonds. Consequently, we sought to remain fully invested in bonds that ranged from 15 to 30 years in maturity with good call features for the long-term funds, 10 to 13 years for the intermediate-term fund, and 5 years or less for the limited-term fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

Franklin Arizona Tax-free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Arizona Tax-Free Income Fund seeks to provide high, current income exempt from federal and Arizona state personal income taxes consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/05**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ........................... 55.3%
AA ............................  7.4%
A ............................. 18.9%
BBB ........................... 12.5%
Below Investment Grade ........  2.0%
Not Rated by S&P ..............  3.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                       MOODY'S     INTERNAL
AAA or Aaa                        2.4%          --
AA or Aa                          0.3%          --
A                                 0.5%          --
BBB or Baa                        0.5%         0.2%
--------------------------------------------------
Total                             3.7%         0.2%

--------------------------------------------------------------------------------

This annual report for Franklin Arizona Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, began and ended the 12-month reporting period at $11.21. The Fund's Class A shares

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 96.


10 | Annual Report

DIVIDEND DISTRIBUTIONS(2)
Franklin Arizona Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                DIVIDEND PER SHARE
                                   ---------------------------------------------
  MONTH                                CLASS A         CLASS B        CLASS C
--------------------------------------------------------------------------------
  March                              4.23 cents      3.69 cents     3.72 cents
--------------------------------------------------------------------------------
  April                              4.23 cents      3.69 cents     3.72 cents
--------------------------------------------------------------------------------
  May                                4.23 cents      3.69 cents     3.72 cents
--------------------------------------------------------------------------------
  June                               4.13 cents      3.63 cents     3.64 cents
--------------------------------------------------------------------------------
  July                               4.13 cents      3.63 cents     3.64 cents
--------------------------------------------------------------------------------
  August                             4.13 cents      3.63 cents     3.64 cents
--------------------------------------------------------------------------------
  September                          4.13 cents      3.62 cents     3.62 cents
--------------------------------------------------------------------------------
  October                            4.13 cents      3.62 cents     3.62 cents
--------------------------------------------------------------------------------
  November                           4.08 cents      3.57 cents     3.57 cents
--------------------------------------------------------------------------------
  December                           4.01 cents      3.50 cents     3.51 cents
--------------------------------------------------------------------------------
  January                            4.01 cents      3.50 cents     3.51 cents
--------------------------------------------------------------------------------
  February                           4.01 cents      3.50 cents     3.51 cents
--------------------------------------------------------------------------------
  TOTAL                             49.45 CENTS     43.27 CENTS    43.42 CENTS
--------------------------------------------------------------------------------

paid dividends totaling 49.45 cents per share for the Fund's fiscal year.(2) The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.11% based on an annualization of the current 4.01 cent per share dividend and the maximum offering price of $11.71 on February 28, 2005. An investor in the 2005 maximum combined federal and Arizona state personal income tax bracket of 38.28% would need to earn a distribution rate of 6.66% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

Arizona's population grew rapidly, supported by a diverse and expanding economy, which improved income levels for many state residents. The state's economy is a mix of services, trade, finance and manufacturing. Strength in the high technology sector and relatively cheap land and housing costs -- particularly in relation to Southern California -- drove growth. Arizona's unemployment rate was just 4.4% in February 2005, well below the 5.4% national average.(3)

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3) Source: Bureau of Labor Statistics.


                                                              Annual Report | 11

PORTFOLIO BREAKDOWN
Franklin Arizona Tax-Free Income Fund
2/28/05

--------------------------------------------------
                                      % OF TOTAL
                           LONG-TERM INVESTMENTS*
--------------------------------------------------
  Hospital & Health Care                   22.2%
--------------------------------------------------
  Utilities                                16.4%
--------------------------------------------------
  Prerefunded                              13.9%
--------------------------------------------------
  Higher Education                         10.1%
--------------------------------------------------
  General Obligation                        9.1%
--------------------------------------------------
  Transportation                            7.9%
--------------------------------------------------
  Subject to Government Appropriations      7.1%
--------------------------------------------------
  Tax-Supported                             4.6%
--------------------------------------------------
  Other Revenue                             3.4%
--------------------------------------------------
  Housing                                   3.0%
--------------------------------------------------
  Corporate-Backed                          2.3%
--------------------------------------------------

* Does not include short-term investments and other net assets.

Arizona's finances, which deteriorated in recent years, recovered during the year under review. Sharp revenue declines and additional spending requirements caused state legislators to predict an approximately $967 million budget shortfall for fiscal year 2004.(4) However, the state experienced better-than-expected revenue collections fueled by individual and corporate income tax increases. Further solutions to the budget gap included revenue enhancements (mostly nonrecurring), federal fiscal relief funding and an improving economy. Consequently, operations for fiscal year 2004 were projected to result in a $360 million ending balance.(4) Recurring general fund revenues and the budget stabilization fund were also expected to increase for fiscal year 2005.

Based on Arizona's improving economy and financial results, independent credit rating agency Standard & Poor's (S&P) maintained an AA issuer credit rating for the state.(5) Arizona's low total debt burden, at $323 per capita, also supported the state's general creditworthiness.(4) Additionally, S&P holds a stable outlook for Arizona as they expect the state will continue to rebuild its financial position.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

(4)  Source: Standard & Poor's, "Summary: Arizona; Appropriation,
Appropriations," RATINGSDIRECT, 2/8/05.

(5)  This does not indicate S&P's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Annual Report

Performance Summary as of 2/28/05

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
  CLASS A                                         CHANGE    2/28/05    2/29/04
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                           +$0.00     $11.21     $11.21
--------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
--------------------------------------------------------------------------------
  Dividend Income                      $0.4945
--------------------------------------------------------------------------------
  CLASS B                                         CHANGE    2/28/05    2/29/04
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                           +$0.01     $11.27     $11.26
--------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
--------------------------------------------------------------------------------
  Dividend Income                      $0.4327
--------------------------------------------------------------------------------
  CLASS C                                         CHANGE    2/28/05    2/29/04
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                           +$0.01     $11.32     $11.31
--------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
--------------------------------------------------------------------------------
  Dividend Income                      $0.4342
--------------------------------------------------------------------------------


                                                              Annual Report | 13

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                                   1-YEAR     5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +4.61%    +39.21%         +74.76%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             +0.14%     +5.91%          +5.29%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        -0.11%     +5.32%          +5.12%
-----------------------------------------------------------------------------------------------------
      Distribution Rate(4)                        4.11%
-----------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)     6.66%
-----------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)                3.42%
-----------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                 5.54%
-----------------------------------------------------------------------------------------------------
  CLASS B                                                    1-YEAR     5-YEAR    INCEPTION (2/1/00)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +4.09%    +35.86%         +37.50%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             +0.09%     +6.01%          +6.32%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        -0.13%     +5.42%          +6.13%
-----------------------------------------------------------------------------------------------------
      Distribution Rate(4)                        3.72%
-----------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)     6.03%
-----------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)                3.01%
-----------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                 4.88%
-----------------------------------------------------------------------------------------------------
  CLASS C                                                    1-YEAR     5-YEAR    INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +4.09%    +35.59%         +64.23%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             +3.09%     +6.28%          +5.17%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        +2.77%     +5.69%          +5.08%
-----------------------------------------------------------------------------------------------------
      Distribution Rate(4)                        3.70%
-----------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)     5.99%
-----------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)                3.02%
-----------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                 4.89%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
  CLASS A                            2/28/05
---------------------------------------------
  1-Year                              +0.14%
---------------------------------------------
  5-Year                              +5.91%
---------------------------------------------
  10-Year                             +5.29%
---------------------------------------------

CLASS A (3/1/95 - 2/28/05)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                         Arizona          Brothers
                         Tax-Free         Municipal
       Date            Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     3/1/1995             $ 9,578           $10,000        $10,000
    3/31/1995             $ 9,680           $10,115        $10,033
    4/30/1995             $ 9,707           $10,127        $10,066
    5/31/1995             $ 9,947           $10,450        $10,086
    6/30/1995             $ 9,883           $10,359        $10,106
    7/31/1995             $ 9,949           $10,457        $10,106
    8/31/1995             $10,048           $10,589        $10,133
    9/30/1995             $10,095           $10,656        $10,152
   10/31/1995             $10,235           $10,811        $10,186
   11/30/1995             $10,389           $10,991        $10,179
   12/31/1995             $10,482           $11,096        $10,172
    1/31/1996             $10,533           $11,180        $10,232
    2/29/1996             $10,464           $11,105        $10,265
    3/31/1996             $10,346           $10,963        $10,318
    4/30/1996             $10,331           $10,932        $10,358
    5/31/1996             $10,348           $10,928        $10,378
    6/30/1996             $10,470           $11,047        $10,384
    7/31/1996             $10,541           $11,147        $10,404
    8/31/1996             $10,549           $11,144        $10,424
    9/30/1996             $10,696           $11,300        $10,457
   10/31/1996             $10,793           $11,428        $10,490
   11/30/1996             $10,948           $11,637        $10,510
   12/31/1996             $10,924           $11,588        $10,510
    1/31/1997             $10,944           $11,610        $10,543
    2/28/1997             $11,033           $11,716        $10,577
    3/31/1997             $10,909           $11,560        $10,603
    4/30/1997             $10,997           $11,657        $10,616
    5/31/1997             $11,131           $11,832        $10,610
    6/30/1997             $11,234           $11,958        $10,623
    7/31/1997             $11,494           $12,289        $10,636
    8/31/1997             $11,413           $12,174        $10,656
    9/30/1997             $11,537           $12,319        $10,683
   10/31/1997             $11,604           $12,398        $10,709
   11/30/1997             $11,673           $12,471        $10,702
   12/31/1997             $11,825           $12,653        $10,689
    1/31/1998             $11,921           $12,783        $10,709
    2/28/1998             $11,933           $12,787        $10,729
    3/31/1998             $11,936           $12,799        $10,749
    4/30/1998             $11,912           $12,741        $10,769
    5/31/1998             $12,058           $12,942        $10,789
    6/30/1998             $12,093           $12,994        $10,802
    7/31/1998             $12,130           $13,026        $10,815
    8/31/1998             $12,279           $13,227        $10,828
    9/30/1998             $12,424           $13,392        $10,842
   10/31/1998             $12,414           $13,392        $10,868
   11/30/1998             $12,456           $13,439        $10,868
   12/31/1998             $12,469           $13,473        $10,861
    1/31/1999             $12,599           $13,633        $10,888
    2/28/1999             $12,551           $13,573        $10,901
    3/31/1999             $12,601           $13,592        $10,934
    4/30/1999             $12,620           $13,626        $11,014
    5/31/1999             $12,567           $13,547        $11,014
    6/30/1999             $12,382           $13,352        $11,014
    7/31/1999             $12,411           $13,401        $11,047
    8/31/1999             $12,254           $13,293        $11,074
    9/30/1999             $12,238           $13,299        $11,127
   10/31/1999             $12,014           $13,155        $11,146
   11/30/1999             $12,108           $13,295        $11,153
   12/31/1999             $11,991           $13,196        $11,153
    1/31/2000             $11,895           $13,138        $11,186
    2/29/2000             $12,029           $13,291        $11,252
    3/31/2000             $12,317           $13,581        $11,345
    4/30/2000             $12,243           $13,501        $11,352
    5/31/2000             $12,177           $13,431        $11,365
    6/30/2000             $12,469           $13,787        $11,425
    7/31/2000             $12,645           $13,979        $11,451
    8/31/2000             $12,846           $14,194        $11,451
    9/30/2000             $12,779           $14,120        $11,511
   10/31/2000             $12,913           $14,274        $11,531
   11/30/2000             $12,993           $14,382        $11,537
   12/31/2000             $13,228           $14,738        $11,531
    1/31/2001             $13,289           $14,884        $11,604
    2/28/2001             $13,330           $14,931        $11,650
    3/31/2001             $13,428           $15,065        $11,677
    4/30/2001             $13,303           $14,901        $11,723
    5/31/2001             $13,412           $15,062        $11,776
    6/30/2001             $13,541           $15,163        $11,796
    7/31/2001             $13,782           $15,387        $11,763
    8/31/2001             $13,954           $15,641        $11,763
    9/30/2001             $13,879           $15,588        $11,816
   10/31/2001             $13,942           $15,774        $11,776
   11/30/2001             $13,743           $15,641        $11,756
   12/31/2001             $13,625           $15,493        $11,710
    1/31/2002             $13,775           $15,762        $11,736
    2/28/2002             $13,946           $15,952        $11,783
    3/31/2002             $13,692           $15,639        $11,849
    4/30/2002             $13,901           $15,945        $11,915
    5/31/2002             $13,948           $16,041        $11,915
    6/30/2002             $14,067           $16,211        $11,922
    7/31/2002             $14,251           $16,420        $11,935
    8/31/2002             $14,414           $16,617        $11,975
    9/30/2002             $14,754           $16,981        $11,995
   10/31/2002             $14,468           $16,699        $12,015
   11/30/2002             $14,388           $16,630        $12,015
   12/31/2002             $14,667           $16,981        $11,988
    1/31/2003             $14,619           $16,938        $12,041
    2/28/2003             $14,822           $17,175        $12,134
    3/31/2003             $14,846           $17,185        $12,207
    4/30/2003             $14,947           $17,299        $12,180
    5/31/2003             $15,305           $17,704        $12,160
    6/30/2003             $15,298           $17,628        $12,174
    7/31/2003             $14,764           $17,011        $12,187
    8/31/2003             $14,875           $17,138        $12,233
    9/30/2003             $15,316           $17,642        $12,273
   10/31/2003             $15,267           $17,553        $12,260
   11/30/2003             $15,448           $17,736        $12,227
   12/31/2003             $15,600           $17,883        $12,213
    1/31/2004             $15,774           $17,986        $12,273
    2/29/2004             $16,010           $18,256        $12,339
    3/31/2004             $15,991           $18,193        $12,419
    4/30/2004             $15,562           $17,762        $12,459
    5/31/2004             $15,461           $17,697        $12,531
    6/30/2004             $15,540           $17,762        $12,571
    7/31/2004             $15,831           $17,996        $12,551
    8/31/2004             $16,157           $18,356        $12,558
    9/30/2004             $16,275           $18,454        $12,584
   10/31/2004             $16,433           $18,612        $12,651
   11/30/2004             $16,305           $18,459        $12,657
   12/31/2004             $16,541           $18,684        $12,611
    1/31/2005             $16,761           $18,859        $12,638
    2/28/2005             $16,738           $18,796        $12,710

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
  CLASS B                            2/28/05
---------------------------------------------
  1-Year                              +0.09%
---------------------------------------------
  5-Year                              +6.01%
---------------------------------------------
  Since Inception (2/1/00)            +6.32%
---------------------------------------------

CLASS B (2/1/00 - 2/28/05)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                         Arizona          Brothers
                         Tax-Free         Municipal
       Date            Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     2/1/2000             $10,000           $10,000        $10,000
    2/29/2000             $10,121           $10,116        $10,059
    3/31/2000             $10,359           $10,337        $10,142
    4/30/2000             $10,302           $10,276        $10,148
    5/31/2000             $10,240           $10,223        $10,160
    6/30/2000             $10,481           $10,494        $10,213
    7/31/2000             $10,633           $10,640        $10,237
    8/31/2000             $10,795           $10,804        $10,237
    9/30/2000             $10,735           $10,747        $10,290
   10/31/2000             $10,841           $10,865        $10,308
   11/30/2000             $10,914           $10,947        $10,314
   12/31/2000             $11,096           $11,217        $10,308
    1/31/2001             $11,142           $11,328        $10,373
    2/28/2001             $11,171           $11,364        $10,415
    3/31/2001             $11,257           $11,466        $10,438
    4/30/2001             $11,136           $11,342        $10,480
    5/31/2001             $11,232           $11,464        $10,527
    6/30/2001             $11,335           $11,541        $10,545
    7/31/2001             $11,530           $11,712        $10,515
    8/31/2001             $11,669           $11,905        $10,515
    9/30/2001             $11,601           $11,865        $10,563
   10/31/2001             $11,648           $12,006        $10,527
   11/30/2001             $11,489           $11,905        $10,509
   12/31/2001             $11,374           $11,792        $10,468
    1/31/2002             $11,492           $11,997        $10,492
    2/28/2002             $11,639           $12,141        $10,533
    3/31/2002             $11,412           $11,903        $10,592
    4/30/2002             $11,592           $12,136        $10,652
    5/31/2002             $11,615           $12,210        $10,652
    6/30/2002             $11,719           $12,339        $10,658
    7/31/2002             $11,867           $12,498        $10,669
    8/31/2002             $11,986           $12,648        $10,705
    9/30/2002             $12,272           $12,925        $10,723
   10/31/2002             $12,029           $12,711        $10,741
   11/30/2002             $11,958           $12,658        $10,741
   12/31/2002             $12,183           $12,925        $10,717
    1/31/2003             $12,137           $12,892        $10,764
    2/28/2003             $12,310           $13,072        $10,847
    3/31/2003             $12,313           $13,080        $10,912
    4/30/2003             $12,390           $13,167        $10,889
    5/31/2003             $12,681           $13,475        $10,871
    6/30/2003             $12,669           $13,418        $10,883
    7/31/2003             $12,223           $12,948        $10,895
    8/31/2003             $12,310           $13,045        $10,936
    9/30/2003             $12,668           $13,428        $10,972
   10/31/2003             $12,622           $13,361        $10,960
   11/30/2003             $12,765           $13,500        $10,930
   12/31/2003             $12,883           $13,612        $10,918
    1/31/2004             $13,020           $13,690        $10,972
    2/29/2004             $13,210           $13,896        $11,031
    3/31/2004             $13,188           $13,847        $11,102
    4/30/2004             $12,830           $13,519        $11,137
    5/31/2004             $12,753           $13,470        $11,203
    6/30/2004             $12,812           $13,519        $11,238
    7/31/2004             $13,044           $13,697        $11,220
    8/31/2004             $13,305           $13,972        $11,226
    9/30/2004             $13,395           $14,046        $11,250
   10/31/2004             $13,518           $14,167        $11,309
   11/30/2004             $13,408           $14,050        $11,315
   12/31/2004             $13,595           $14,221        $11,274
    1/31/2005             $13,769           $14,354        $11,297
    2/28/2005             $13,650           $14,307        $11,363


                                                              Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
  CLASS C                            2/28/05
---------------------------------------------
  1-Year                              +3.09%
---------------------------------------------
  5-Year                              +6.28%
---------------------------------------------
  Since Inception (5/1/95)            +5.17%
---------------------------------------------

CLASS C (5/1/95 - 2/28/05)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                         Arizona          Brothers
                         Tax-Free         Municipal
       Date            Income Fund      Bond Index(7)        CPI(7)
----------------       ------------     -------------    -----------
     5/1/1995             $10,000           $10,000        $10,000
    5/31/1995             $10,268           $10,319        $10,020
    6/30/1995             $10,195           $10,229        $10,039
    7/31/1995             $10,257           $10,326        $10,039
    8/31/1995             $10,364           $10,457        $10,066
    9/30/1995             $10,416           $10,523        $10,086
   10/31/1995             $10,545           $10,676        $10,118
   11/30/1995             $10,707           $10,853        $10,112
   12/31/1995             $10,788           $10,957        $10,105
    1/31/1996             $10,844           $11,040        $10,165
    2/29/1996             $10,759           $10,966        $10,197
    3/31/1996             $10,643           $10,825        $10,250
    4/30/1996             $10,623           $10,795        $10,290
    5/31/1996             $10,633           $10,791        $10,309
    6/30/1996             $10,744           $10,908        $10,316
    7/31/1996             $10,820           $11,007        $10,336
    8/31/1996             $10,822           $11,004        $10,355
    9/30/1996             $10,966           $11,158        $10,388
   10/31/1996             $11,069           $11,285        $10,421
   11/30/1996             $11,221           $11,491        $10,441
   12/31/1996             $11,191           $11,443        $10,441
    1/31/1997             $11,197           $11,464        $10,474
    2/28/1997             $11,286           $11,569        $10,507
    3/31/1997             $11,165           $11,415        $10,533
    4/30/1997             $11,249           $11,511        $10,546
    5/31/1997             $11,379           $11,684        $10,540
    6/30/1997             $11,469           $11,808        $10,553
    7/31/1997             $11,729           $12,136        $10,566
    8/31/1997             $11,652           $12,022        $10,586
    9/30/1997             $11,771           $12,164        $10,612
   10/31/1997             $11,832           $12,243        $10,639
   11/30/1997             $11,897           $12,315        $10,632
   12/31/1997             $12,045           $12,494        $10,619
    1/31/1998             $12,147           $12,623        $10,639
    2/28/1998             $12,153           $12,627        $10,658
    3/31/1998             $12,151           $12,638        $10,678
    4/30/1998             $12,111           $12,581        $10,698
    5/31/1998             $12,253           $12,780        $10,718
    6/30/1998             $12,293           $12,831        $10,731
    7/31/1998             $12,313           $12,863        $10,744
    8/31/1998             $12,469           $13,062        $10,757
    9/30/1998             $12,621           $13,224        $10,770
   10/31/1998             $12,593           $13,224        $10,797
   11/30/1998             $12,629           $13,270        $10,797
   12/31/1998             $12,635           $13,304        $10,790
    1/31/1999             $12,759           $13,462        $10,816
    2/28/1999             $12,705           $13,403        $10,829
    3/31/1999             $12,760           $13,422        $10,862
    4/30/1999             $12,773           $13,455        $10,941
    5/31/1999             $12,704           $13,377        $10,941
    6/30/1999             $12,513           $13,185        $10,941
    7/31/1999             $12,536           $13,233        $10,974
    8/31/1999             $12,373           $13,127        $11,001
    9/30/1999             $12,352           $13,132        $11,053
   10/31/1999             $12,122           $12,990        $11,073
   11/30/1999             $12,209           $13,128        $11,080
   12/31/1999             $12,086           $13,030        $11,080
    1/31/2000             $11,984           $12,974        $11,113
    2/29/2000             $12,114           $13,124        $11,178
    3/31/2000             $12,396           $13,411        $11,271
    4/30/2000             $12,317           $13,332        $11,277
    5/31/2000             $12,244           $13,263        $11,290
    6/30/2000             $12,530           $13,614        $11,350
    7/31/2000             $12,700           $13,803        $11,376
    8/31/2000             $12,894           $14,016        $11,376
    9/30/2000             $12,833           $13,943        $11,435
   10/31/2000             $12,949           $14,095        $11,455
   11/30/2000             $13,036           $14,202        $11,461
   12/31/2000             $13,265           $14,553        $11,455
    1/31/2001             $13,307           $14,697        $11,527
    2/28/2001             $13,342           $14,744        $11,573
    3/31/2001             $13,445           $14,876        $11,600
    4/30/2001             $13,302           $14,715        $11,646
    5/31/2001             $13,417           $14,873        $11,698
    6/30/2001             $13,539           $14,973        $11,718
    7/31/2001             $13,772           $15,194        $11,685
    8/31/2001             $13,937           $15,445        $11,685
    9/30/2001             $13,857           $15,393        $11,738
   10/31/2001             $13,914           $15,576        $11,698
   11/30/2001             $13,711           $15,445        $11,679
   12/31/2001             $13,588           $15,299        $11,633
    1/31/2002             $13,729           $15,564        $11,659
    2/28/2002             $13,905           $15,752        $11,705
    3/31/2002             $13,635           $15,443        $11,771
    4/30/2002             $13,848           $15,745        $11,837
    5/31/2002             $13,875           $15,841        $11,837
    6/30/2002             $14,000           $16,008        $11,843
    7/31/2002             $14,175           $16,214        $11,856
    8/31/2002             $14,330           $16,409        $11,896
    9/30/2002             $14,658           $16,768        $11,916
   10/31/2002             $14,369           $16,490        $11,935
   11/30/2002             $14,284           $16,422        $11,935
   12/31/2002             $14,552           $16,768        $11,909
    1/31/2003             $14,498           $16,726        $11,962
    2/28/2003             $14,691           $16,960        $12,054
    3/31/2003             $14,708           $16,970        $12,126
    4/30/2003             $14,801           $17,082        $12,100
    5/31/2003             $15,147           $17,482        $12,080
    6/30/2003             $15,132           $17,407        $12,093
    7/31/2003             $14,599           $16,798        $12,107
    8/31/2003             $14,702           $16,924        $12,153
    9/30/2003             $15,126           $17,421        $12,192
   10/31/2003             $15,070           $17,333        $12,179
   11/30/2003             $15,241           $17,514        $12,146
   12/31/2003             $15,383           $17,659        $12,133
    1/31/2004             $15,558           $17,760        $12,192
    2/29/2004             $15,783           $18,028        $12,258
    3/31/2004             $15,757           $17,965        $12,337
    4/30/2004             $15,317           $17,539        $12,377
    5/31/2004             $15,225           $17,476        $12,449
    6/30/2004             $15,295           $17,539        $12,488
    7/31/2004             $15,572           $17,770        $12,469
    8/31/2004             $15,882           $18,126        $12,475
    9/30/2004             $15,990           $18,222        $12,502
   10/31/2004             $16,137           $18,379        $12,567
   11/30/2004             $16,005           $18,228        $12,574
   12/31/2004             $16,229           $18,450        $12,528
    1/31/2005             $16,436           $18,623        $12,554
    2/28/2005             $16,423           $18,561        $12,627

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Arizona state personal income tax bracket of 38.28%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


16 | Annual Report

Your Fund's Expenses

FRANKLIN ARIZONA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.

   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                         VALUE 8/31/04      VALUE 2/28/05   PERIOD* 8/31/04-2/28/05
------------------------------------------------------------------------------------------------------------
  Actual                                            $1,000            $1,036.60               $3.23
------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)          $1,000            $1,021.62               $3.21
------------------------------------------------------------------------------------------------------------
  CLASS B
------------------------------------------------------------------------------------------------------------
  Actual                                            $1,000            $1,033.60               $6.00
------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)          $1,000            $1,018.89               $5.96
------------------------------------------------------------------------------------------------------------
  CLASS C
------------------------------------------------------------------------------------------------------------
  Actual                                            $1,000            $1,034.40               $6.00
------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)          $1,000            $1,018.89               $5.96
------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.64%;
B: 1.19%; and C: 1.19%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


18 | Annual Report

Franklin Colorado Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Colorado Tax-Free Income Fund seeks to provide high, current income exempt from federal and Colorado state personal income taxes consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/05**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ........................... 61.9%
AA ............................  7.2%
A ............................. 11.1%
BBB ...........................  7.4%
Not Rated by S&P .............. 12.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS              MOODY'S      FITCH   INTERNAL
AAA or Aaa               8.6%        --         --
AA or Aa                 0.5%        --        0.2%
A                        0.5%        --         --
BBB or Baa               1.4%       1.2%        --
---------------------------------------------------
Total                   11.0%       1.2%       0.2%

--------------------------------------------------------------------------------

This annual report for Franklin Colorado Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.19 on

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 104.


                                                              ANNUAL REPORT | 19

DIVIDEND DISTRIBUTIONS(2)
Franklin Colorado Tax-Free Income Fund
3/1/04-2/28/05

-------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                                  -----------------------------
  MONTH                                               CLASS A        CLASS C
-------------------------------------------------------------------------------
  March                                             4.52 cents     3.97 cents
-------------------------------------------------------------------------------
  April                                             4.52 cents     3.97 cents
-------------------------------------------------------------------------------
  May                                               4.52 cents     3.97 cents
-------------------------------------------------------------------------------
  June                                              4.52 cents     3.97 cents
-------------------------------------------------------------------------------
  July                                              4.52 cents     3.97 cents
-------------------------------------------------------------------------------
  August                                            4.52 cents     3.97 cents
-------------------------------------------------------------------------------
  Septembe                                          4.52 cents     3.98 cents
-------------------------------------------------------------------------------
  October                                           4.52 cents     3.98 cents
-------------------------------------------------------------------------------
  November                                          4.52 cents     3.98 cents
-------------------------------------------------------------------------------
  December                                          4.52 cents     3.96 cents
-------------------------------------------------------------------------------
  January                                           4.52 cents     3.96 cents
-------------------------------------------------------------------------------
  February                                          4.52 cents     3.96 cents
-------------------------------------------------------------------------------
  TOTAL                                            54.24 CENTS    47.64 CENTS
-------------------------------------------------------------------------------

February 29, 2004, to $12.04 on February 28, 2005. The Fund's Class A shares paid dividends totaling 54.24 cents per share for the Fund's fiscal year.(2) The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.27% based on an annualization of the current 4.47 cent per share dividend and the maximum offering price of $12.57 on February 28, 2005. An investor in the 2005 maximum combined federal and Colorado state personal income tax bracket of 38.01% would need to earn a distribution rate of 6.89% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Colorado's growing economy of 4.5 million residents, coupled with above-average income levels, put median household effective buying income at 114% of the national average.(3) The state's employment base is well diversified with major sectors including government, retail trade, manufacturing, construction,

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3) Source: Standard & Poor's, "Research: Colorado; Appropriation, Appropriations," RATINGSDIRECT, 2/7/05.


20 | Annual Report
finance, telecommunications, high technology, professional and business services, accommodation and food services, and health care and social assistance. Colorado's unemployment rate, which rose during the last recession due to tourism declines and weakness in high technology and telecommunications, declined to 4.9% in February 2005, well below the 5.4% national average.(4)

Earlier tax cuts and significant prior downturns in sales, income and corporate income taxes weakened state revenues in fiscal years 2002 and 2003. However, Colorado ended fiscal year 2004 with a general fund reserve of $346.3 million, resulting from a general fund revenue increase, a more conservative economic forecast, numerous midyear budget adjustments and significant cutbacks on capital fund outlays.(3) The state also forecast adequate fund balances for fiscal year 2005, based on a budget that drastically reduces reliance on onetime measures.

Based on Colorado's improving economy and financial results, independent credit rating agency Standard & Poor's (S&P) maintained an AA- rating for the state's outstanding lease obligations.(5) Colorado's very low state tax-supported debt burden, at $13 per capita, also supported the state's general creditworthiness.
(3) Additionally, S&P holds a stable outlook for Colorado as they expect the state will continue to rebuild its financial position.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

(4) Source: Bureau of Labor Statistics.

(5) This does not indicate S&P's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Colorado Tax-Free Income Fund
2/28/05

-------------------------------------------------
                                     % OF TOTAL
                          LONG-TERM INVESTMENTS*
-------------------------------------------------
  Transportation                          16.6%
-------------------------------------------------
  Utilities                               14.6%
-------------------------------------------------
  Hospital & Health Care                  14.6%
-------------------------------------------------
  General Obligation                      14.5%
-------------------------------------------------
  Prerefunded                             11.0%
-------------------------------------------------
  Higher Education                         6.9%
-------------------------------------------------
  Tax-Supported                            6.6%
-------------------------------------------------
  Housing                                  6.5%
-------------------------------------------------
  Subject to Government Appropriations     5.1%
-------------------------------------------------
  Corporate-Backed                         2.4%
-------------------------------------------------
  Other Revenue                            1.2%
-------------------------------------------------

* Does not include short-term investments and other net assets.


                                                              Annual Report | 21

Performance Summary as of 2/28/05

FRANKLIN COLORADO TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
  CLASS A                                        CHANGE     2/28/05     2/29/04
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                          -$0.15      $12.04      $12.19
--------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
--------------------------------------------------------------------------------
  Dividend Income                    $0.5424
--------------------------------------------------------------------------------
  CLASS C                                        CHANGE     2/28/05     2/29/04
--------------------------------------------------------------------------------
  Net Asset Value (NAV)                          -$0.14      $12.13      $12.27
--------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
--------------------------------------------------------------------------------
  Dividend Income                    $0.4764
--------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------
  CLASS A                                                  1-YEAR    5-YEAR          10-YEAR
---------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                +3.39%   +40.49%          +78.33%
---------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                            -1.00%    +6.12%           +5.49%
---------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                       -1.06%    +5.51%           +5.37%
---------------------------------------------------------------------------------------------------
      Distribution Rate(4)                        4.27%
---------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)     6.89%
---------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)                3.39%
---------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                 5.47%
---------------------------------------------------------------------------------------------------
  CLASS C                                                   1-YEAR    5-YEAR     INCEPTION (5/1/95)
---------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                +2.88%   +36.77%          +67.73%
---------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                            +1.89%    +6.46%           +5.40%
---------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                       +1.78%    +5.85%           +5.31%
---------------------------------------------------------------------------------------------------
      Distribution Rate(4)                        3.87%
---------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)     6.24%
---------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)                2.99%
---------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                 4.82%
---------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


22 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
  CLASS A                            2/28/05
---------------------------------------------
  1-Year                              -1.00%
---------------------------------------------
  5-Year                              +6.12%
---------------------------------------------
  10-Year                             +5.49%
---------------------------------------------

CLASS A (3/1/95-2/28/05)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                         Colorado         Brothers
                         Tax-Free         Municipal
        Date           Income Fund      Bond Index(7)        CPI(7)
----------------       ------------     -------------    -----------
     3/1/1995             $ 9,571           $10,000        $10,000
    3/31/1995             $ 9,655           $10,115        $10,033
    4/30/1995             $ 9,681           $10,127        $10,066
    5/31/1995             $ 9,934           $10,450        $10,086
    6/30/1995             $ 9,871           $10,359        $10,106
    7/31/1995             $ 9,928           $10,457        $10,106
    8/31/1995             $10,069           $10,589        $10,133
    9/30/1995             $10,115           $10,656        $10,152
   10/31/1995             $10,253           $10,811        $10,186
   11/30/1995             $10,412           $10,991        $10,179
   12/31/1995             $10,510           $11,096        $10,172
    1/31/1996             $10,561           $11,180        $10,232
    2/29/1996             $10,539           $11,105        $10,265
    3/31/1996             $10,444           $10,963        $10,318
    4/30/1996             $10,440           $10,932        $10,358
    5/31/1996             $10,447           $10,928        $10,378
    6/30/1996             $10,539           $11,047        $10,384
    7/31/1996             $10,618           $11,147        $10,404
    8/31/1996             $10,622           $11,144        $10,424
    9/30/1996             $10,766           $11,300        $10,457
   10/31/1996             $10,871           $11,428        $10,490
   11/30/1996             $11,032           $11,637        $10,510
   12/31/1996             $11,012           $11,588        $10,510
    1/31/1997             $11,025           $11,610        $10,543
    2/28/1997             $11,113           $11,716        $10,577
    3/31/1997             $10,988           $11,560        $10,603
    4/30/1997             $11,075           $11,657        $10,616
    5/31/1997             $11,206           $11,832        $10,610
    6/30/1997             $11,326           $11,958        $10,623
    7/31/1997             $11,607           $12,289        $10,636
    8/31/1997             $11,503           $12,174        $10,656
    9/30/1997             $11,660           $12,319        $10,683
   10/31/1997             $11,734           $12,398        $10,709
   11/30/1997             $11,810           $12,471        $10,702
   12/31/1997             $11,985           $12,653        $10,689
    1/31/1998             $12,107           $12,783        $10,709
    2/28/1998             $12,099           $12,787        $10,729
    3/31/1998             $12,124           $12,799        $10,749
    4/30/1998             $12,083           $12,741        $10,769
    5/31/1998             $12,264           $12,942        $10,789
    6/30/1998             $12,312           $12,994        $10,802
    7/31/1998             $12,338           $13,026        $10,815
    8/31/1998             $12,492           $13,227        $10,828
    9/30/1998             $12,633           $13,392        $10,842
   10/31/1998             $12,605           $13,392        $10,868
   11/30/1998             $12,658           $13,439        $10,868
   12/31/1998             $12,674           $13,473        $10,861
    1/31/1999             $12,789           $13,633        $10,888
    2/28/1999             $12,735           $13,573        $10,901
    3/31/1999             $12,785           $13,592        $10,934
    4/30/1999             $12,794           $13,626        $11,014
    5/31/1999             $12,713           $13,547        $11,014
    6/30/1999             $12,535           $13,352        $11,014
    7/31/1999             $12,543           $13,401        $11,047
    8/31/1999             $12,375           $13,293        $11,074
    9/30/1999             $12,351           $13,299        $11,127
   10/31/1999             $12,129           $13,155        $11,146
   11/30/1999             $12,254           $13,295        $11,153
   12/31/1999             $12,110           $13,196        $11,153
    1/31/2000             $11,988           $13,138        $11,186
    2/29/2000             $12,151           $13,291        $11,252
    3/31/2000             $12,473           $13,581        $11,345
    4/30/2000             $12,393           $13,501        $11,352
    5/31/2000             $12,309           $13,431        $11,365
    6/30/2000             $12,635           $13,787        $11,425
    7/31/2000             $12,793           $13,979        $11,451
    8/31/2000             $12,998           $14,194        $11,451
    9/30/2000             $12,902           $14,120        $11,511
   10/31/2000             $13,055           $14,274        $11,531
   11/30/2000             $13,157           $14,382        $11,537
   12/31/2000             $13,511           $14,738        $11,531
    1/31/2001             $13,618           $14,884        $11,604
    2/28/2001             $13,671           $14,931        $11,650
    3/31/2001             $13,779           $15,065        $11,677
    4/30/2001             $13,686           $14,901        $11,723
    5/31/2001             $13,805           $15,062        $11,776
    6/30/2001             $13,967           $15,163        $11,796
    7/31/2001             $14,199           $15,387        $11,763
    8/31/2001             $14,439           $15,641        $11,763
    9/30/2001             $14,322           $15,588        $11,816
   10/31/2001             $14,484           $15,774        $11,776
   11/30/2001             $14,371           $15,641        $11,756
   12/31/2001             $14,200           $15,493        $11,710
    1/31/2002             $14,431           $15,762        $11,736
    2/28/2002             $14,560           $15,952        $11,783
    3/31/2002             $14,359           $15,639        $11,849
    4/30/2002             $14,550           $15,945        $11,915
    5/31/2002             $14,635           $16,041        $11,915
    6/30/2002             $14,764           $16,211        $11,922
    7/31/2002             $14,944           $16,420        $11,935
    8/31/2002             $15,077           $16,617        $11,975
    9/30/2002             $15,430           $16,981        $11,995
   10/31/2002             $15,098           $16,699        $12,015
   11/30/2002             $15,026           $16,630        $12,015
   12/31/2002             $15,348           $16,981        $11,988
    1/31/2003             $15,305           $16,938        $12,041
    2/28/2003             $15,525           $17,175        $12,134
    3/31/2003             $15,497           $17,185        $12,207
    4/30/2003             $15,607           $17,299        $12,180
    5/31/2003             $15,963           $17,704        $12,160
    6/30/2003             $15,904           $17,628        $12,174
    7/31/2003             $15,344           $17,011        $12,187
    8/31/2003             $15,478           $17,138        $12,233
    9/30/2003             $15,912           $17,642        $12,273
   10/31/2003             $15,814           $17,553        $12,260
   11/30/2003             $15,986           $17,736        $12,227
   12/31/2003             $16,148           $17,883        $12,213
    1/31/2004             $16,275           $17,986        $12,273
    2/29/2004             $16,518           $18,256        $12,339
    3/31/2004             $16,476           $18,193        $12,419
    4/30/2004             $16,060           $17,762        $12,459
    5/31/2004             $15,995           $17,697        $12,531
    6/30/2004             $16,035           $17,762        $12,571
    7/31/2004             $16,274           $17,996        $12,551
    8/31/2004             $16,562           $18,356        $12,558
    9/30/2004             $16,667           $18,454        $12,584
   10/31/2004             $16,822           $18,612        $12,651
   11/30/2004             $16,679           $18,459        $12,657
   12/31/2004             $16,925           $18,684        $12,611
    1/31/2005             $17,142           $18,859        $12,638
    2/28/2005             $17,068           $18,796        $12,710

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
  CLASS C                            2/28/05
---------------------------------------------
  1-Year                              +1.89%
---------------------------------------------
  5-Year                              +6.46%
---------------------------------------------
  Since Inception (5/1/95)            +5.40%
---------------------------------------------

CLASS C (5/1/95-2/28/05)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                         Colorado         Brothers
                         Tax-Free         Municipal
        Date           Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     5/1/1995             $10,000           $10,000        $10,000
    5/31/1995             $10,264           $10,319        $10,020
    6/30/1995             $10,202           $10,229        $10,039
    7/31/1995             $10,255           $10,326        $10,039
    8/31/1995             $10,396           $10,457        $10,066
    9/30/1995             $10,439           $10,523        $10,086
   10/31/1995             $10,584           $10,676        $10,118
   11/30/1995             $10,744           $10,853        $10,112
   12/31/1995             $10,839           $10,957        $10,105
    1/31/1996             $10,886           $11,040        $10,165
    2/29/1996             $10,857           $10,966        $10,197
    3/31/1996             $10,754           $10,825        $10,250
    4/30/1996             $10,745           $10,795        $10,290
    5/31/1996             $10,747           $10,791        $10,309
    6/30/1996             $10,846           $10,908        $10,316
    7/31/1996             $10,912           $11,007        $10,336
    8/31/1996             $10,922           $11,004        $10,355
    9/30/1996             $11,064           $11,158        $10,388
   10/31/1996             $11,166           $11,285        $10,421
   11/30/1996             $11,326           $11,491        $10,441
   12/31/1996             $11,300           $11,443        $10,441
    1/31/1997             $11,308           $11,464        $10,474
    2/28/1997             $11,393           $11,569        $10,507
    3/31/1997             $11,258           $11,415        $10,533
    4/30/1997             $11,342           $11,511        $10,546
    5/31/1997             $11,470           $11,684        $10,540
    6/30/1997             $11,596           $11,808        $10,553
    7/31/1997             $11,867           $12,136        $10,566
    8/31/1997             $11,767           $12,022        $10,586
    9/30/1997             $11,911           $12,164        $10,612
   10/31/1997             $11,980           $12,243        $10,639
   11/30/1997             $12,063           $12,315        $10,632
   12/31/1997             $12,235           $12,494        $10,619
    1/31/1998             $12,353           $12,623        $10,639
    2/28/1998             $12,349           $12,627        $10,658
    3/31/1998             $12,358           $12,638        $10,678
    4/30/1998             $12,311           $12,581        $10,698
    5/31/1998             $12,489           $12,780        $10,718
    6/30/1998             $12,532           $12,831        $10,731
    7/31/1998             $12,561           $12,863        $10,744
    8/31/1998             $12,711           $13,062        $10,757
    9/30/1998             $12,849           $13,224        $10,770
   10/31/1998             $12,814           $13,224        $10,797
   11/30/1998             $12,861           $13,270        $10,797
   12/31/1998             $12,872           $13,304        $10,790
    1/31/1999             $12,982           $13,462        $10,816
    2/28/1999             $12,921           $13,403        $10,829
    3/31/1999             $12,965           $13,422        $10,862
    4/30/1999             $12,969           $13,455        $10,941
    5/31/1999             $12,893           $13,377        $10,941
    6/30/1999             $12,697           $13,185        $10,941
    7/31/1999             $12,699           $13,233        $10,974
    8/31/1999             $12,523           $13,127        $11,001
    9/30/1999             $12,483           $13,132        $11,053
   10/31/1999             $12,253           $12,990        $11,073
   11/30/1999             $12,372           $13,128        $11,080
   12/31/1999             $12,233           $13,030        $11,080
    1/31/2000             $12,105           $12,974        $11,113
    2/29/2000             $12,263           $13,124        $11,178
    3/31/2000             $12,570           $13,411        $11,271
    4/30/2000             $12,485           $13,332        $11,277
    5/31/2000             $12,406           $13,263        $11,290
    6/30/2000             $12,727           $13,614        $11,350
    7/31/2000             $12,880           $13,803        $11,376
    8/31/2000             $13,080           $14,016        $11,376
    9/30/2000             $12,978           $13,943        $11,435
   10/31/2000             $13,124           $14,095        $11,455
   11/30/2000             $13,232           $14,202        $11,461
   12/31/2000             $13,580           $14,553        $11,455
    1/31/2001             $13,680           $14,697        $11,527
    2/28/2001             $13,716           $14,744        $11,573
    3/31/2001             $13,828           $14,876        $11,600
    4/30/2001             $13,718           $14,715        $11,646
    5/31/2001             $13,829           $14,873        $11,698
    6/30/2001             $13,995           $14,973        $11,718
    7/31/2001             $14,220           $15,194        $11,685
    8/31/2001             $14,452           $15,445        $11,685
    9/30/2001             $14,317           $15,393        $11,738
   10/31/2001             $14,484           $15,576        $11,698
   11/30/2001             $14,352           $15,445        $11,679
   12/31/2001             $14,187           $15,299        $11,633
    1/31/2002             $14,409           $15,564        $11,659
    2/28/2002             $14,530           $15,752        $11,705
    3/31/2002             $14,313           $15,443        $11,771
    4/30/2002             $14,507           $15,745        $11,837
    5/31/2002             $14,586           $15,841        $11,837
    6/30/2002             $14,708           $16,008        $11,843
    7/31/2002             $14,879           $16,214        $11,856
    8/31/2002             $15,005           $16,409        $11,896
    9/30/2002             $15,347           $16,768        $11,916
   10/31/2002             $15,013           $16,490        $11,935
   11/30/2002             $14,935           $16,422        $11,935
   12/31/2002             $15,257           $16,768        $11,909
    1/31/2003             $15,195           $16,726        $11,962
    2/28/2003             $15,418           $16,960        $12,054
    3/31/2003             $15,370           $16,970        $12,126
    4/30/2003             $15,472           $17,082        $12,100
    5/31/2003             $15,815           $17,482        $12,080
    6/30/2003             $15,763           $17,407        $12,093
    7/31/2003             $15,205           $16,798        $12,107
    8/31/2003             $15,330           $16,924        $12,153
    9/30/2003             $15,748           $17,421        $12,192
   10/31/2003             $15,644           $17,333        $12,179
   11/30/2003             $15,807           $17,514        $12,146
   12/31/2003             $15,944           $17,659        $12,133
    1/31/2004             $16,062           $17,760        $12,192
    2/29/2004             $16,306           $18,028        $12,258
    3/31/2004             $16,259           $17,965        $12,337
    4/30/2004             $15,845           $17,539        $12,377
    5/31/2004             $15,775           $17,476        $12,449
    6/30/2004             $15,806           $17,539        $12,488
    7/31/2004             $16,020           $17,770        $12,469
    8/31/2004             $16,307           $18,126        $12,475
    9/30/2004             $16,401           $18,222        $12,502
   10/31/2004             $16,545           $18,379        $12,567
   11/30/2004             $16,398           $18,228        $12,574
   12/31/2004             $16,644           $18,450        $12,528
    1/31/2005             $16,834           $18,623        $12,554
    2/28/2005             $16,773           $18,561        $12,627


                                                              Annual Report | 23

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Colorado state personal income tax bracket of 38.01%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


24 | Annual Report

Your Fund's Expenses

FRANKLIN COLORADO TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.  Divide your account value by $1,000.

    IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

    IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT  ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                     VALUE 8/31/04    VALUE 2/28/05     PERIOD* 8/31/04-2/28/05
--------------------------------------------------------------------------------------------------------
  Actual                                         $1,000          $1,031.10               $3.47
--------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000          $1,021.37               $3.46
--------------------------------------------------------------------------------------------------------
  CLASS C
--------------------------------------------------------------------------------------------------------
  Actual                                         $1,000          $1,029.00               $6.24
--------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000          $1,018.65               $6.21
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.69% and C: 1.24%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


26 | Annual Report

Franklin Connecticut Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Connecticut Tax-Free Income Fund seeks to provide high, current income exempt from federal and Connecticut state personal income taxes consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/05**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ........................... 48.8%
AA ............................ 17.1%
A ............................. 11.6%
BBB ........................... 15.5%
Below Investment Grade ........  3.6%
Not Rated by S&P ..............  3.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                  MOODY'S     FITCH
AAA or Aaa                   0.8%       --
AA or Aa                     0.3%       --
BBB or Baa                   0.4%      0.4%
Below Investment Grade       1.5%       --
-------------------------------------------
Total                        3.0%      0.4%

--------------------------------------------------------------------------------

This annual report for Franklin Connecticut Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $11.12 on February 29, 2004,

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 110.


                                                              Annual Report | 27

DIVIDEND DISTRIBUTIONS(2)
Franklin Connecticut Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                  ------------------------------
  MONTH                                            CLASS A            CLASS C
--------------------------------------------------------------------------------
  March                                           4.00 cents         3.49 cents
--------------------------------------------------------------------------------
  April                                           4.00 cents         3.49 cents
--------------------------------------------------------------------------------
  May                                             4.00 cents         3.49 cents
--------------------------------------------------------------------------------
  June                                            4.00 cents         3.46 cents
--------------------------------------------------------------------------------
  July                                            4.00 cents         3.46 cents
--------------------------------------------------------------------------------
  August                                          4.00 cents         3.46 cents
--------------------------------------------------------------------------------
  September                                       4.00 cents         3.50 cents
--------------------------------------------------------------------------------
  October                                         4.00 cents         3.50 cents
--------------------------------------------------------------------------------
  November                                        4.00 cents         3.50 cents
--------------------------------------------------------------------------------
  December                                        4.02 cents         3.50 cents
--------------------------------------------------------------------------------
  January                                         4.02 cents         3.50 cents
--------------------------------------------------------------------------------
  February                                        4.02 cents         3.50 cents
--------------------------------------------------------------------------------
  TOTAL                                          48.06 CENTS        41.85 CENTS
--------------------------------------------------------------------------------

to $11.11 on February 28, 2005. The Fund's Class A shares paid dividends totaling 48.06 cents per share for the same period.(2) The Performance Summary beginning on page 30 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.16% based on an annualization of the current 4.02 cent per share dividend and the maximum offering price of $11.60 on February 28, 2005. An investor in the 2005 maximum combined federal and Connecticut state personal income tax bracket of 38.25% would need to earn a distribution rate of 6.74% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Connecticut's economy stabilized with an improving revenue picture during this reporting period. As a wealthy, urban state, Connecticut has a concentration of high-paying jobs in the high-skilled manufacturing, finance, insurance and real estate sectors. Softness in key manufacturing and finance sectors and slow

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


28 | Annual Report
overall job generation continued to hamper the employment market, although some offsetting growth was seen in the pharmaceutical, educational and health services sectors. The construction industry also experienced solid gains, boosted by new residential projects. As of February 2005, state unemployment was 4.8%, lower than the 5.4% national rate.(3)

Connecticut's biennial budget was balanced through a combination of tax increases and spending cuts. With renewed revenue growth attributed to healthy personal income tax gains, oil company receipts and corporate tax collections, the state projected a fiscal year-end surplus of $186 million.(4) This turnaround enabled the state to cancel a previously planned bond issuance and use most of the projected surplus to begin to replenish its eroded reserves. Connecticut made progress in restoring fiscal balance with lesser reliance on onetime revenues, but rising pension, health insurance and workers' compensation costs continued to pressure the state's balance sheet.

Despite its high wealth and income levels, Connecticut's debt per capita and debt to personal income ratio ranked second and third in the nation, respectively. Independent credit rating agency Standard & Poor's assigned Connecticut's general obligation bonds an AA rating with a stable outlook.(5) The rating reflected the state's improved financial position in balancing revenues and expenditures with anticipation to rebuild reserves and manage a heavy debt load.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

(3) Source: Bureau of Labor Statistics.

(4) Source: Standard & Poor's, "Research: Summary: Connecticut; Tax Secured, General Obligation," RATINGSDIRECT, 12/30/04.

(5) This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Connecticut Tax-Free Income Fund
2/28/05

--------------------------------------------------
                                      % OF TOTAL
                           LONG-TERM INVESTMENTS*
--------------------------------------------------
  Higher Education                         21.2%
--------------------------------------------------
  Hospital & Health Care                   20.0%
--------------------------------------------------
  Prerefunded                              15.1%
--------------------------------------------------
  Utilities                                13.8%
--------------------------------------------------
  General Obligation                       11.8%
--------------------------------------------------
  Other Revenue                             5.7%
--------------------------------------------------
  Housing                                   4.5%
--------------------------------------------------
  Subject to Government Appropriations      3.1%
--------------------------------------------------
  Transportation                            2.3%
--------------------------------------------------
  Tax-Supported                             1.8%
--------------------------------------------------
  Corporate-Backed                          0.7%
--------------------------------------------------

* Does not include short-term investments and other net assets.


                                                              Annual Report | 29

Performance Summary as of 2/28/05

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/28/05          2/29/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.01            $11.11           $11.12
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4806
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/28/05          2/29/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.01            $11.16           $11.17
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4185
-----------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR           5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                             +4.38%          +40.02%          +73.94%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                         -0.02%           +6.03%           +5.24%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                    -0.39%           +5.41%           +5.13%
-----------------------------------------------------------------------------------------------------
     Distribution Rate(4)                        4.16%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)     6.74%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                3.34%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                 5.41%
-----------------------------------------------------------------------------------------------------
  CLASS C                                                1-YEAR           5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                             +3.78%          +36.17%          +63.45%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                         +2.78%           +6.37%           +5.12%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                    +2.51%           +5.75%           +5.04%
-----------------------------------------------------------------------------------------------------
     Distribution Rate(4)                        3.75%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Distribution Rate(5)     6.07%
-----------------------------------------------------------------------------------------------------
     30-Day Standardized Yield(6)                2.94%
-----------------------------------------------------------------------------------------------------
     Taxable Equivalent Yield(5)                 4.76%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


30 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
  CLASS A                     2/28/05
--------------------------------------
  1-Year                       -0.02%
--------------------------------------
  5-Year                       +6.03%
--------------------------------------
  10-Year                      +5.24%
--------------------------------------

CLASS A (3/1/95-2/28/05)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                       Connecticut         Brothers
                         Tax-Free         Municipal
        Date           Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     3/1/1995             $ 9,577           10,000          10,000
    3/31/1995             $ 9,645           10,115          10,033
    4/30/1995             $ 9,679           10,127          10,066
    5/31/1995             $ 9,909           10,450          10,086
    6/30/1995             $ 9,829           10,359          10,106
    7/31/1995             $ 9,886           10,457          10,106
    8/31/1995             $10,014           10,589          10,133
    9/30/1995             $10,096           10,656          10,152
   10/31/1995             $10,220           10,811          10,186
   11/30/1995             $10,354           10,991          10,179
   12/31/1995             $10,447           11,096          10,172
    1/31/1996             $10,498           11,180          10,232
    2/29/1996             $10,442           11,105          10,265
    3/31/1996             $10,347           10,963          10,318
    4/30/1996             $10,359           10,932          10,358
    5/31/1996             $10,383           10,928          10,378
    6/30/1996             $10,488           11,047          10,384
    7/31/1996             $10,560           11,147          10,404
    8/31/1996             $10,589           11,144          10,424
    9/30/1996             $10,698           11,300          10,457
   10/31/1996             $10,782           11,428          10,490
   11/30/1996             $10,920           11,637          10,510
   12/31/1996             $10,913           11,588          10,510
    1/31/1997             $10,937           11,610          10,543
    2/28/1997             $11,018           11,716          10,577
    3/31/1997             $10,931           11,560          10,603
    4/30/1997             $11,000           11,657          10,616
    5/31/1997             $11,147           11,832          10,610
    6/30/1997             $11,250           11,958          10,623
    7/31/1997             $11,504           12,289          10,636
    8/31/1997             $11,431           12,174          10,656
    9/30/1997             $11,555           12,319          10,683
   10/31/1997             $11,611           12,398          10,709
   11/30/1997             $11,691           12,471          10,702
   12/31/1997             $11,839           12,653          10,689
    1/31/1998             $11,935           12,783          10,709
    2/28/1998             $11,966           12,787          10,729
    3/31/1998             $11,979           12,799          10,749
    4/30/1998             $11,985           12,741          10,769
    5/31/1998             $12,133           12,942          10,789
    6/30/1998             $12,182           12,994          10,802
    7/31/1998             $12,229           13,026          10,815
    8/31/1998             $12,358           13,227          10,828
    9/30/1998             $12,473           13,392          10,842
   10/31/1998             $12,463           13,392          10,868
   11/30/1998             $12,506           13,439          10,868
   12/31/1998             $12,546           13,473          10,861
    1/31/1999             $12,677           13,633          10,888
    2/28/1999             $12,639           13,573          10,901
    3/31/1999             $12,676           13,592          10,934
    4/30/1999             $12,671           13,626          11,014
    5/31/1999             $12,618           13,547          11,014
    6/30/1999             $12,412           13,352          11,014
    7/31/1999             $12,439           13,401          11,047
    8/31/1999             $12,255           13,293          11,074
    9/30/1999             $12,226           13,299          11,127
   10/31/1999             $12,000           13,155          11,146
   11/30/1999             $12,093           13,295          11,153
   12/31/1999             $11,939           13,196          11,153
    1/31/2000             $11,793           13,138          11,186
    2/29/2000             $11,892           13,291          11,252
    3/31/2000             $12,205           13,581          11,345
    4/30/2000             $12,116           13,501          11,352
    5/31/2000             $12,033           13,431          11,365
    6/30/2000             $12,340           13,787          11,425
    7/31/2000             $12,507           13,979          11,451
    8/31/2000             $12,708           14,194          11,451
    9/30/2000             $12,639           14,120          11,511
   10/31/2000             $12,772           14,274          11,531
   11/30/2000             $12,864           14,382          11,537
   12/31/2000             $13,115           14,738          11,531
    1/31/2001             $13,186           14,884          11,604
    2/28/2001             $13,253           14,931          11,650
    3/31/2001             $13,387           15,065          11,677
    4/30/2001             $13,245           14,901          11,723
    5/31/2001             $13,403           15,062          11,776
    6/30/2001             $13,507           15,163          11,796
    7/31/2001             $13,772           15,387          11,763
    8/31/2001             $14,020           15,641          11,763
    9/30/2001             $13,917           15,588          11,816
   10/31/2001             $14,133           15,774          11,776
   11/30/2001             $13,993           15,641          11,756
   12/31/2001             $13,855           15,493          11,710
    1/31/2002             $14,078           15,762          11,736
    2/28/2002             $14,249           15,952          11,783
    3/31/2002             $13,977           15,639          11,849
    4/30/2002             $14,223           15,945          11,915
    5/31/2002             $14,293           16,041          11,915
    6/30/2002             $14,424           16,211          11,922
    7/31/2002             $14,634           16,420          11,935
    8/31/2002             $14,795           16,617          11,975
    9/30/2002             $15,148           16,981          11,995
   10/31/2002             $14,816           16,699          12,015
   11/30/2002             $14,750           16,630          12,015
   12/31/2002             $15,067           16,981          11,988
    1/31/2003             $15,028           16,938          12,041
    2/28/2003             $15,232           17,175          12,134
    3/31/2003             $15,238           17,185          12,207
    4/30/2003             $15,336           17,299          12,180
    5/31/2003             $15,711           17,704          12,160
    6/30/2003             $15,644           17,628          12,174
    7/31/2003             $14,934           17,011          12,187
    8/31/2003             $15,001           17,138          12,233
    9/30/2003             $15,368           17,642          12,273
   10/31/2003             $15,304           17,553          12,260
   11/30/2003             $15,483           17,736          12,227
   12/31/2003             $15,614           17,883          12,213
    1/31/2004             $15,700           17,986          12,273
    2/29/2004             $15,953           18,256          12,339
    3/31/2004             $15,958           18,193          12,419
    4/30/2004             $15,527           17,762          12,459
    5/31/2004             $15,465           17,697          12,531
    6/30/2004             $15,570           17,762          12,571
    7/31/2004             $15,819           17,996          12,551
    8/31/2004             $16,099           18,356          12,558
    9/30/2004             $16,215           18,454          12,584
   10/31/2004             $16,374           18,612          12,651
   11/30/2004             $16,271           18,459          12,657
   12/31/2004             $16,481           18,684          12,611
    1/31/2005             $16,685           18,859          12,638
    2/28/2005             $16,658           18,796          12,710


AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
  CLASS C                     2/28/05
--------------------------------------
  1-Year                       +2.78%
--------------------------------------
  5-Year                       +6.37%
--------------------------------------
  Since Inception (5/1/95)     +5.12%
--------------------------------------

CLASS C (5/1/95-2/28/05)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                       Connecticut         Brothers
                         Tax-Free         Municipal
        Date           Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     5/1/1995             $10,000         $10,000          $10,000
    5/31/1995             $10,241         $10,319          $10,020
    6/30/1995             $10,162         $10,229          $10,039
    7/31/1995             $10,215         $10,326          $10,039
    8/31/1995             $10,352         $10,457          $10,066
    9/30/1995             $10,441         $10,523          $10,086
   10/31/1995             $10,562         $10,676          $10,118
   11/30/1995             $10,694         $10,853          $10,112
   12/31/1995             $10,765         $10,957          $10,105
    1/31/1996             $10,811         $11,040          $10,165
    2/29/1996             $10,745         $10,966          $10,197
    3/31/1996             $10,642         $10,825          $10,250
    4/30/1996             $10,658         $10,795          $10,290
    5/31/1996             $10,677         $10,791          $10,309
    6/30/1996             $10,751         $10,908          $10,316
    7/31/1996             $10,829         $11,007          $10,336
    8/31/1996             $10,876         $11,004          $10,355
    9/30/1996             $10,983         $11,158          $10,388
   10/31/1996             $11,064         $11,285          $10,421
   11/30/1996             $11,200         $11,491          $10,441
   12/31/1996             $11,177         $11,443          $10,441
    1/31/1997             $11,196         $11,464          $10,474
    2/28/1997             $11,286         $11,569          $10,507
    3/31/1997             $11,191         $11,415          $10,533
    4/30/1997             $11,257         $11,511          $10,546
    5/31/1997             $11,402         $11,684          $10,540
    6/30/1997             $11,513         $11,808          $10,553
    7/31/1997             $11,757         $12,136          $10,566
    8/31/1997             $11,676         $12,022          $10,586
    9/30/1997             $11,808         $12,164          $10,612
   10/31/1997             $11,848         $12,243          $10,639
   11/30/1997             $11,936         $12,315          $10,632
   12/31/1997             $12,081         $12,494          $10,619
    1/31/1998             $12,173         $12,623          $10,639
    2/28/1998             $12,200         $12,627          $10,658
    3/31/1998             $12,207         $12,638          $10,678
    4/30/1998             $12,208         $12,581          $10,698
    5/31/1998             $12,352         $12,780          $10,718
    6/30/1998             $12,397         $12,831          $10,731
    7/31/1998             $12,438         $12,863          $10,744
    8/31/1998             $12,563         $13,062          $10,757
    9/30/1998             $12,674         $13,224          $10,770
   10/31/1998             $12,657         $13,224          $10,797
   11/30/1998             $12,694         $13,270          $10,797
   12/31/1998             $12,728         $13,304          $10,790
    1/31/1999             $12,856         $13,462          $10,816
    2/28/1999             $12,812         $13,403          $10,829
    3/31/1999             $12,843         $13,422          $10,862
    4/30/1999             $12,843         $13,455          $10,941
    5/31/1999             $12,772         $13,377          $10,941
    6/30/1999             $12,559         $13,185          $10,941
    7/31/1999             $12,593         $13,233          $10,974
    8/31/1999             $12,390         $13,127          $11,001
    9/30/1999             $12,355         $13,132          $11,053
   10/31/1999             $12,123         $12,990          $11,073
   11/30/1999             $12,211         $13,128          $11,080
   12/31/1999             $12,050         $13,030          $11,080
    1/31/2000             $11,898         $12,974          $11,113
    2/29/2000             $12,006         $13,124          $11,178
    3/31/2000             $12,315         $13,411          $11,271
    4/30/2000             $12,220         $13,332          $11,277
    5/31/2000             $12,119         $13,263          $11,290
    6/30/2000             $12,421         $13,614          $11,350
    7/31/2000             $12,582         $13,803          $11,376
    8/31/2000             $12,779         $14,016          $11,376
    9/30/2000             $12,704         $13,943          $11,435
   10/31/2000             $12,831         $14,095          $11,455
   11/30/2000             $12,917         $14,202          $11,461
   12/31/2000             $13,163         $14,553          $11,455
    1/31/2001             $13,229         $14,697          $11,527
    2/28/2001             $13,290         $14,744          $11,573
    3/31/2001             $13,417         $14,876          $11,600
    4/30/2001             $13,268         $14,715          $11,646
    5/31/2001             $13,431         $14,873          $11,698
    6/30/2001             $13,529         $14,973          $11,718
    7/31/2001             $13,786         $15,194          $11,685
    8/31/2001             $14,028         $15,445          $11,685
    9/30/2001             $13,921         $15,393          $11,738
   10/31/2001             $14,130         $15,576          $11,698
   11/30/2001             $13,984         $15,445          $11,679
   12/31/2001             $13,840         $15,299          $11,633
    1/31/2002             $14,056         $15,564          $11,659
    2/28/2002             $14,221         $15,752          $11,705
    3/31/2002             $13,943         $15,443          $11,771
    4/30/2002             $14,180         $15,745          $11,837
    5/31/2002             $14,244         $15,841          $11,837
    6/30/2002             $14,370         $16,008          $11,843
    7/31/2002             $14,571         $16,214          $11,856
    8/31/2002             $14,725         $16,409          $11,896
    9/30/2002             $15,068         $16,768          $11,916
   10/31/2002             $14,746         $16,490          $11,935
   11/30/2002             $14,674         $16,422          $11,935
   12/31/2002             $14,967         $16,768          $11,909
    1/31/2003             $14,922         $16,726          $11,962
    2/28/2003             $15,131         $16,960          $12,054
    3/31/2003             $15,116         $16,970          $12,126
    4/30/2003             $15,205         $17,082          $12,100
    5/31/2003             $15,570         $17,482          $12,080
    6/30/2003             $15,509         $17,407          $12,093
    7/31/2003             $14,788         $16,798          $12,107
    8/31/2003             $14,847         $16,924          $12,153
    9/30/2003             $15,202         $17,421          $12,192
   10/31/2003             $15,131         $17,333          $12,179
   11/30/2003             $15,314         $17,514          $12,146
   12/31/2003             $15,436         $17,659          $12,133
    1/31/2004             $15,514         $17,760          $12,192
    2/29/2004             $15,756         $18,028          $12,258
    3/31/2004             $15,738         $17,965          $12,337
    4/30/2004             $15,321         $17,539          $12,377
    5/31/2004             $15,254         $17,476          $12,449
    6/30/2004             $15,348         $17,539          $12,488
    7/31/2004             $15,569         $17,770          $12,469
    8/31/2004             $15,850         $18,126          $12,475
    9/30/2004             $15,941         $18,222          $12,502
   10/31/2004             $16,104         $18,379          $12,567
   11/30/2004             $15,996         $18,228          $12,574
   12/31/2004             $16,193         $18,450          $12,528
    1/31/2005             $16,386         $18,623          $12,554
    2/28/2005             $16,345         $18,561          $12,627


                                                              Annual Report | 31

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Connecticut state personal income tax bracket of 38.25%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


32 | Annual Report

Your Fund's Expenses

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 33

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                     VALUE 8/31/04    VALUE 2/28/05    PERIOD* 8/31/04-2/28/05
-------------------------------------------------------------------------------------------------------
  Actual                                         $1,000             $1,034.50          $3.58
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000             $1,021.27          $3.56
-------------------------------------------------------------------------------------------------------
  CLASS C
-------------------------------------------------------------------------------------------------------
  Actual                                         $1,000             $1,031.50          $6.35
-------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000             $1,018.55          $6.31
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.71% and C: 1.26%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


34 | Annual Report

Franklin Double Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Double Tax-Free Income Fund seeks to provide high, current income exempt from federal and personal income taxes of all 50 U.S. states consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax and that are issued by U.S. territories such as Puerto Rico.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE. CREDIT QUALITY BREAKDOWN* FRANKLIN DOUBLE TAX-FREE INCOME FUND BASED ON TOTAL LONG-TERM INVESTMENTS AS OF 2/28/05**
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Double Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/05**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ........................... 37.5%
AA ............................  7.1%
A ............................. 29.1%
BBB ........................... 19.9%
Not Rated by S&P ..............  6.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS          MOODY'S    FITCH   INTERNAL
AAA or Aaa            --       --        0.6%
BBB or Baa           1.9%     1.5%       2.4%
---------------------------------------------
Total                1.9%     1.5%       3.0%

--------------------------------------------------------------------------------

This annual report for Franklin Double Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.06 on

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 116.


                                                              Annual Report | 35

DIVIDEND DISTRIBUTIONS(2)
Franklin Double Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                                  ------------------------------
  MONTH                                            CLASS A           CLASS C
--------------------------------------------------------------------------------
  March                                           4.26 cents        3.72 cents
--------------------------------------------------------------------------------
  April                                           4.26 cents        3.72 cents
--------------------------------------------------------------------------------
  May                                             4.26 cents        3.72 cents
--------------------------------------------------------------------------------
  June                                            4.26 cents        3.71 cents
--------------------------------------------------------------------------------
  July                                            4.26 cents        3.71 cents
--------------------------------------------------------------------------------
  August                                          4.26 cents        3.71 cents
--------------------------------------------------------------------------------
  September                                       4.26 cents        3.72 cents
--------------------------------------------------------------------------------
  October                                         4.26 cents        3.72 cents
--------------------------------------------------------------------------------
  November                                        4.26 cents        3.72 cents
--------------------------------------------------------------------------------
  December                                        4.19 cents        3.65 cents
--------------------------------------------------------------------------------
  January                                         4.19 cents        3.65 cents
--------------------------------------------------------------------------------
  February                                        4.19 cents        3.65 cents
--------------------------------------------------------------------------------
  TOTAL                                          50.91 CENTS       44.40 CENTS
--------------------------------------------------------------------------------

February 29, 2004, to $11.99 on February 28, 2005. The Fund's Class A shares paid dividends totaling 50.91 cents per share for the Fund's fiscal year.(2) The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.02% based on an annualization of the current 4.19 cent per share dividend and the maximum offering price of $12.52 on February 28, 2005. An investor in the 2005 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.18% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


36 | Annual Report

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

Franklin Double Tax-Free Income Fund is the only mutual fund of its kind to offer both state and federal income tax exemption in all 50 states. We do this by investing in U.S. territories such as Puerto Rico, Virgin Islands and Guam, which are free from state personal income taxes in all states and the District of Columbia. This can be particularly appealing to residents of states such as Illinois, Iowa and Wisconsin, which place a tax on their in-state municipal bonds.

The Fund was well diversified with 79 different positions across 11 different sectors as of February 28, 2005. Issuers represented in the portfolio included Puerto Rico (75.3% of the Fund's total long-term investments), Virgin Islands (17.6%) and Guam (7.1%). At the end of the period, the Fund was entirely investment grade, with AAA-rated securities representing 38.1% of the Fund's total long-term investments.(3)

Many mutual funds purchase U.S. territory paper, mainly Puerto Rico's, as an alternative for their specialty state funds when the supply within a particular state is running low. This strong demand for territory paper also helps to keep bond values high relative to other states. Puerto Rico's municipal bond market is widely traded and is very liquid because of its dual tax-exemption advantages.

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

(3) S&P is the primary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Double Tax-Free Income Fund
2/28/05

--------------------------------------------------
                                      % OF TOTAL
                           LONG-TERM INVESTMENTS*
--------------------------------------------------
  Transportation                           16.4%
--------------------------------------------------
  Utilities                                16.1%
--------------------------------------------------
  Prerefunded                              14.1%
--------------------------------------------------
  General Obligation                       12.5%
--------------------------------------------------
  Subject to Government Appropriations     10.4%
--------------------------------------------------
  Housing                                   7.3%
--------------------------------------------------
  Higher Education                          7.1%
--------------------------------------------------
  Tax-Supported                             6.1%
--------------------------------------------------
  Other Revenue                             5.6%
--------------------------------------------------
  Hospital & Health Care                    4.1%
--------------------------------------------------
  Corporate-Backed                          0.3%
--------------------------------------------------

* Does not include short-term investments and other net assets.


                                                              Annual Report | 37

Performance Summary as of 2/28/05

FRANKLIN DOUBLE TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/28/05          2/29/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.07           $11.99           $12.06
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.5091
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0209
---------------------------------------------------------------------------------------------------
       TOTAL                            $0.5300
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/28/05          2/29/04
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.07           $12.03           $12.10
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4440
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.0209
---------------------------------------------------------------------------------------------------
       TOTAL                            $0.4649
---------------------------------------------------------------------------------------------------

Franklin Double Tax-Free Income Fund paid distributions derived from long-term capital gains of 2.09 cents ($0.0209) per share in June 2004. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


38 | Annual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR            5-YEAR          10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                             +4.01%           +39.06%          +78.85%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                         -0.45%            +5.89%           +5.53%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                    -0.75%            +5.38%           +5.42%
-----------------------------------------------------------------------------------------------------
      Distribution Rate(4)                       4.02%
-----------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)    6.18%
-----------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)               3.50%
-----------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                5.38%
-----------------------------------------------------------------------------------------------------
  CLASS C                                               1-YEAR            5-YEAR   INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                             +3.42%           +35.43%          +67.84%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                         +2.43%            +6.25%           +5.41%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                    +2.06%            +5.73%           +5.31%
-----------------------------------------------------------------------------------------------------
      Distribution Rate(4)                       3.61%
-----------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)    5.55%
-----------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)               3.10%
-----------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                4.77%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 39

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS A                    2/28/05
-------------------------------------
  1-Year                       -0.45%
-------------------------------------
  5-Year                       +5.89%
-------------------------------------
  10-Year                      +5.53%
-------------------------------------

CLASS A (31/1/95-2/28/05)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin           Lehman
                          Double           Brothers
                         Tax-Free          Municipal
        Date           Income Fund       Bond Index(7)      CPI(7)
----------------       ------------     -------------    -----------
     3/1/1995             $ 9,577           $10,000        $10,000
    3/31/1995             $ 9,638           $10,115        $10,033
    4/30/1995             $ 9,684           $10,127        $10,066
    5/31/1995             $ 9,939           $10,450        $10,086
    6/30/1995             $ 9,825           $10,359        $10,106
    7/31/1995             $ 9,900           $10,457        $10,106
    8/31/1995             $10,008           $10,589        $10,133
    9/30/1995             $10,072           $10,656        $10,152
   10/31/1995             $10,211           $10,811        $10,186
   11/30/1995             $10,336           $10,991        $10,179
   12/31/1995             $10,417           $11,096        $10,172
    1/31/1996             $10,486           $11,180        $10,232
    2/29/1996             $10,409           $11,105        $10,265
    3/31/1996             $10,340           $10,963        $10,318
    4/30/1996             $10,344           $10,932        $10,358
    5/31/1996             $10,352           $10,928        $10,378
    6/30/1996             $10,480           $11,047        $10,384
    7/31/1996             $10,549           $11,147        $10,404
    8/31/1996             $10,562           $11,144        $10,424
    9/30/1996             $10,715           $11,300        $10,457
   10/31/1996             $10,811           $11,428        $10,490
   11/30/1996             $10,973           $11,637        $10,510
   12/31/1996             $10,945           $11,588        $10,510
    1/31/1997             $10,948           $11,610        $10,543
    2/28/1997             $11,037           $11,716        $10,577
    3/31/1997             $10,928           $11,560        $10,603
    4/30/1997             $11,015           $11,657        $10,616
    5/31/1997             $11,176           $11,832        $10,610
    6/30/1997             $11,269           $11,958        $10,623
    7/31/1997             $11,541           $12,289        $10,636
    8/31/1997             $11,472           $12,174        $10,656
    9/30/1997             $11,602           $12,319        $10,683
   10/31/1997             $11,666           $12,398        $10,709
   11/30/1997             $11,753           $12,471        $10,702
   12/31/1997             $11,906           $12,653        $10,689
    1/31/1998             $11,988           $12,783        $10,709
    2/28/1998             $12,010           $12,787        $10,729
    3/31/1998             $12,054           $12,799        $10,749
    4/30/1998             $12,031           $12,741        $10,769
    5/31/1998             $12,194           $12,942        $10,789
    6/30/1998             $12,233           $12,994        $10,802
    7/31/1998             $12,260           $13,026        $10,815
    8/31/1998             $12,405           $13,227        $10,828
    9/30/1998             $12,548           $13,392        $10,842
   10/31/1998             $12,531           $13,392        $10,868
   11/30/1998             $12,573           $13,439        $10,868
   12/31/1998             $12,590           $13,473        $10,861
    1/31/1999             $12,715           $13,633        $10,888
    2/28/1999             $12,691           $13,573        $10,901
    3/31/1999             $12,761           $13,592        $10,934
    4/30/1999             $12,790           $13,626        $11,014
    5/31/1999             $12,749           $13,547        $11,014
    6/30/1999             $12,582           $13,352        $11,014
    7/31/1999             $12,620           $13,401        $11,047
    8/31/1999             $12,469           $13,293        $11,074
    9/30/1999             $12,475           $13,299        $11,127
   10/31/1999             $12,325           $13,155        $11,146
   11/30/1999             $12,416           $13,295        $11,153
   12/31/1999             $12,292           $13,196        $11,153
    1/31/2000             $12,178           $13,138        $11,186
    2/29/2000             $12,319           $13,291        $11,252
    3/31/2000             $12,576           $13,581        $11,345
    4/30/2000             $12,516           $13,501        $11,352
    5/31/2000             $12,454           $13,431        $11,365
    6/30/2000             $12,760           $13,787        $11,425
    7/31/2000             $12,941           $13,979        $11,451
    8/31/2000             $13,147           $14,194        $11,451
    9/30/2000             $13,084           $14,120        $11,511
   10/31/2000             $13,168           $14,274        $11,531
   11/30/2000             $13,271           $14,382        $11,537
   12/31/2000             $13,545           $14,738        $11,531
    1/31/2001             $13,629           $14,884        $11,604
    2/28/2001             $13,682           $14,931        $11,650
    3/31/2001             $13,778           $15,065        $11,677
    4/30/2001             $13,672           $14,901        $11,723
    5/31/2001             $13,827           $15,062        $11,776
    6/30/2001             $13,940           $15,163        $11,796
    7/31/2001             $14,185           $15,387        $11,763
    8/31/2001             $14,401           $15,641        $11,763
    9/30/2001             $14,221           $15,588        $11,816
   10/31/2001             $14,407           $15,774        $11,776
   11/30/2001             $14,279           $15,641        $11,756
   12/31/2001             $14,120           $15,493        $11,710
    1/31/2002             $14,341           $15,762        $11,736
    2/28/2002             $14,544           $15,952        $11,783
    3/31/2002             $14,277           $15,639        $11,849
    4/30/2002             $14,565           $15,945        $11,915
    5/31/2002             $14,622           $16,041        $11,915
    6/30/2002             $14,734           $16,211        $11,922
    7/31/2002             $14,911           $16,420        $11,935
    8/31/2002             $15,068           $16,617        $11,975
    9/30/2002             $15,420           $16,981        $11,995
   10/31/2002             $15,160           $16,699        $12,015
   11/30/2002             $15,123           $16,630        $12,015
   12/31/2002             $15,430           $16,981        $11,988
    1/31/2003             $15,333           $16,938        $12,041
    2/28/2003             $15,516           $17,175        $12,134
    3/31/2003             $15,514           $17,185        $12,207
    4/30/2003             $15,547           $17,299        $12,180
    5/31/2003             $15,943           $17,704        $12,160
    6/30/2003             $15,870           $17,628        $12,174
    7/31/2003             $15,268           $17,011        $12,187
    8/31/2003             $15,401           $17,138        $12,233
    9/30/2003             $15,825           $17,642        $12,273
   10/31/2003             $15,738           $17,553        $12,260
   11/30/2003             $15,950           $17,736        $12,227
   12/31/2003             $16,097           $17,883        $12,213
    1/31/2004             $16,168           $17,986        $12,273
    2/29/2004             $16,477           $18,256        $12,339
    3/31/2004             $16,473           $18,193        $12,419
    4/30/2004             $16,009           $17,762        $12,459
    5/31/2004             $15,858           $17,697        $12,531
    6/30/2004             $15,979           $17,762        $12,571
    7/31/2004             $16,244           $17,996        $12,551
    8/31/2004             $16,587           $18,356        $12,558
    9/30/2004             $16,675           $18,454        $12,584
   10/31/2004             $16,841           $18,612        $12,651
   11/30/2004             $16,722           $18,459        $12,657
   12/31/2004             $16,923           $18,684        $12,611
    1/31/2005             $17,149           $18,859        $12,638
    2/28/2005             $17,128           $18,796        $12,710

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
  CLASS C                    2/28/05
-------------------------------------
  1-Year                       +2.43%
-------------------------------------
  5-Year                       +6.25%
-------------------------------------
  Since Inception (5/1/95)     +5.41%
-------------------------------------

CLASS C (5/1/95-2/28/05)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin           Lehman
                          Double           Brothers
                         Tax-Free          Municipal
        Date           Income Fund       Bond Index(7)      CPI(7)
----------------       ------------     -------------    -----------
     5/1/1995             $10,000           $10,000        $10,000
    5/31/1995             $10,267           $10,319        $10,020
    6/30/1995             $10,143           $10,229        $10,039
    7/31/1995             $10,223           $10,326        $10,039
    8/31/1995             $10,328           $10,457        $10,066
    9/30/1995             $10,389           $10,523        $10,086
   10/31/1995             $10,526           $10,676        $10,118
   11/30/1995             $10,660           $10,853        $10,112
   12/31/1995             $10,729           $10,957        $10,105
    1/31/1996             $10,803           $11,040        $10,165
    2/29/1996             $10,721           $10,966        $10,197
    3/31/1996             $10,636           $10,825        $10,250
    4/30/1996             $10,645           $10,795        $10,290
    5/31/1996             $10,638           $10,791        $10,309
    6/30/1996             $10,764           $10,908        $10,316
    7/31/1996             $10,831           $11,007        $10,336
    8/31/1996             $10,849           $11,004        $10,355
    9/30/1996             $10,992           $11,158        $10,388
   10/31/1996             $11,086           $11,285        $10,421
   11/30/1996             $11,237           $11,491        $10,441
   12/31/1996             $11,203           $11,443        $10,441
    1/31/1997             $11,211           $11,464        $10,474
    2/28/1997             $11,296           $11,569        $10,507
    3/31/1997             $11,158           $11,415        $10,533
    4/30/1997             $11,252           $11,511        $10,546
    5/31/1997             $11,411           $11,684        $10,540
    6/30/1997             $11,500           $11,808        $10,553
    7/31/1997             $11,773           $12,136        $10,566
    8/31/1997             $11,697           $12,022        $10,586
    9/30/1997             $11,823           $12,164        $10,612
   10/31/1997             $11,882           $12,243        $10,639
   11/30/1997             $11,956           $12,315        $10,632
   12/31/1997             $12,115           $12,494        $10,619
    1/31/1998             $12,192           $12,623        $10,639
    2/28/1998             $12,208           $12,627        $10,658
    3/31/1998             $12,258           $12,638        $10,678
    4/30/1998             $12,230           $12,581        $10,698
    5/31/1998             $12,379           $12,780        $10,718
    6/30/1998             $12,414           $12,831        $10,731
    7/31/1998             $12,435           $12,863        $10,744
    8/31/1998             $12,588           $13,062        $10,757
    9/30/1998             $12,716           $13,224        $10,770
   10/31/1998             $12,692           $13,224        $10,797
   11/30/1998             $12,739           $13,270        $10,797
   12/31/1998             $12,751           $13,304        $10,790
    1/31/1999             $12,862           $13,462        $10,816
    2/28/1999             $12,831           $13,403        $10,829
    3/31/1999             $12,905           $13,422        $10,862
    4/30/1999             $12,918           $13,455        $10,941
    5/31/1999             $12,872           $13,377        $10,941
    6/30/1999             $12,708           $13,185        $10,941
    7/31/1999             $12,741           $13,233        $10,974
    8/31/1999             $12,583           $13,127        $11,001
    9/30/1999             $12,584           $13,132        $11,053
   10/31/1999             $12,417           $12,990        $11,073
   11/30/1999             $12,501           $13,128        $11,080
   12/31/1999             $12,383           $13,030        $11,080
    1/31/2000             $12,263           $12,974        $11,113
    2/29/2000             $12,399           $13,124        $11,178
    3/31/2000             $12,650           $13,411        $11,271
    4/30/2000             $12,575           $13,332        $11,277
    5/31/2000             $12,517           $13,263        $11,290
    6/30/2000             $12,818           $13,614        $11,350
    7/31/2000             $12,995           $13,803        $11,376
    8/31/2000             $13,195           $14,016        $11,376
    9/30/2000             $13,127           $13,943        $11,435
   10/31/2000             $13,204           $14,095        $11,455
   11/30/2000             $13,301           $14,202        $11,461
   12/31/2000             $13,571           $14,553        $11,455
    1/31/2001             $13,648           $14,697        $11,527
    2/28/2001             $13,707           $14,744        $11,573
    3/31/2001             $13,796           $14,876        $11,600
    4/30/2001             $13,683           $14,715        $11,646
    5/31/2001             $13,818           $14,873        $11,698
    6/30/2001             $13,926           $14,973        $11,718
    7/31/2001             $14,164           $15,194        $11,685
    8/31/2001             $14,385           $15,445        $11,685
    9/30/2001             $14,188           $15,393        $11,738
   10/31/2001             $14,378           $15,576        $11,698
   11/30/2001             $14,231           $15,445        $11,679
   12/31/2001             $14,079           $15,299        $11,633
    1/31/2002             $14,290           $15,564        $11,659
    2/28/2002             $14,473           $15,752        $11,705
    3/31/2002             $14,214           $15,443        $11,771
    4/30/2002             $14,493           $15,745        $11,837
    5/31/2002             $14,543           $15,841        $11,837
    6/30/2002             $14,638           $16,008        $11,843
    7/31/2002             $14,818           $16,214        $11,856
    8/31/2002             $14,966           $16,409        $11,896
    9/30/2002             $15,307           $16,768        $11,916
   10/31/2002             $15,043           $16,490        $11,935
   11/30/2002             $15,000           $16,422        $11,935
   12/31/2002             $15,309           $16,768        $11,909
    1/31/2003             $15,207           $16,726        $11,962
    2/28/2003             $15,368           $16,960        $12,054
    3/31/2003             $15,360           $16,970        $12,126
    4/30/2003             $15,385           $17,082        $12,100
    5/31/2003             $15,770           $17,482        $12,080
    6/30/2003             $15,689           $17,407        $12,093
    7/31/2003             $15,088           $16,798        $12,107
    8/31/2003             $15,224           $16,924        $12,153
    9/30/2003             $15,632           $17,421        $12,192
   10/31/2003             $15,524           $17,333        $12,179
   11/30/2003             $15,740           $17,514        $12,146
   12/31/2003             $15,863           $17,659        $12,133
    1/31/2004             $15,926           $17,760        $12,192
    2/29/2004             $16,238           $18,028        $12,258
    3/31/2004             $16,227           $17,965        $12,337
    4/30/2004             $15,750           $17,539        $12,377
    5/31/2004             $15,594           $17,476        $12,449
    6/30/2004             $15,705           $17,539        $12,488
    7/31/2004             $15,972           $17,770        $12,469
    8/31/2004             $16,299           $18,126        $12,475
    9/30/2004             $16,377           $18,222        $12,502
   10/31/2004             $16,535           $18,379        $12,567
   11/30/2004             $16,396           $18,228        $12,574
   12/31/2004             $16,599           $18,450        $12,528
    1/31/2005             $16,815           $18,623        $12,554
    2/28/2005             $16,784           $18,561        $12,627


40 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the 2005 maximum federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 41

Your Fund's Expenses

FRANKLIN DOUBLE TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


42 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
  CLASS A                                     VALUE 8/31/04     VALUE 2/28/05  PERIOD* 8/31/04-2/28/05
--------------------------------------------------------------------------------------------------------
  Actual                                         $1,000           $1,033.30             $3.63
--------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000           $1,021.22             $3.61
--------------------------------------------------------------------------------------------------------
  CLASS C
--------------------------------------------------------------------------------------------------------
  Actual                                         $1,000           $1,030.40             $6.39
--------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000           $1,018.50             $6.36
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.72% and C: 1.27%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 43

Franklin Federal Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from federal income tax consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax and that have a dollar-weighted average maturity (the time in which the debt must be repaid) between 3 and 10 years.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/05**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ........................... 54.2%
AA ............................  6.5%
A ............................. 10.0%
BBB ...........................  8.8%
Below Investment Grade ........  1.6%
Not Rated by S&P .............. 18.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                     MOODY'S    FITCH  INTERNAL
AAA or Aaa                     15.4%      --        --
AA or Aa                        1.9%      --        --
BBB or Baa                       --      0.6%      0.9%
Below Investment Grade           --       --       0.1%
-------------------------------------------------------
Total                          17.3%     0.6%      1.0%

--------------------------------------------------------------------------------

This annual report for Franklin Federal Intermediate-Term Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 121.


44 | Annual Report

DIVIDEND DISTRIBUTIONS(2)
Franklin Federal Intermediate-Term Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                       DIVIDEND PER SHARE
                                                --------------------------------
  MONTH                                            CLASS A           CLASS C
--------------------------------------------------------------------------------
  March                                           3.49 cents        2.95 cents
--------------------------------------------------------------------------------
  April                                           3.49 cents        2.95 cents
--------------------------------------------------------------------------------
  May                                             3.49 cents        2.95 cents
--------------------------------------------------------------------------------
  June                                            3.49 cents        2.96 cents
--------------------------------------------------------------------------------
  July                                            3.49 cents        2.96 cents
--------------------------------------------------------------------------------
  August                                          3.49 cents        2.96 cents
--------------------------------------------------------------------------------
  September                                       3.54 cents        3.01 cents
--------------------------------------------------------------------------------
  October                                         3.54 cents        3.01 cents
--------------------------------------------------------------------------------
  November                                        3.54 cents        3.01 cents
--------------------------------------------------------------------------------
  December                                        3.49 cents        2.94 cents
--------------------------------------------------------------------------------
  January                                         3.49 cents        2.94 cents
--------------------------------------------------------------------------------
  February                                        3.49 cents        2.94 cents
--------------------------------------------------------------------------------
  TOTAL                                          42.03 CENTS       35.58 CENTS
--------------------------------------------------------------------------------

Class A share price, as measured by net asset value, declined from $11.76 on February 29, 2004, to $11.51 on February 28, 2005. The Fund's Class A shares paid dividends totaling 42.03 cents per share for the Fund's fiscal year.(2) The Performance Summary beginning on page 47 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.52% based on an annualization of the current 3.45 cent per share dividend and the maximum offering price of $11.77 on February 28, 2005. An investor in the 2005 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 5.42% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 45

PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
2/28/05

--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS*
--------------------------------------------------
  General Obligation                        41.3%
--------------------------------------------------
  Utilities                                 21.2%
--------------------------------------------------
  Subject to Government Appropriations       8.1%
--------------------------------------------------
  Prerefunded                                6.3%
--------------------------------------------------
  Hospital & Health Care                     5.6%
--------------------------------------------------
  Higher Education                           5.2%
--------------------------------------------------
  Tax-Supported                              5.1%
--------------------------------------------------
  Transportation                             4.2%
--------------------------------------------------
  Corporate-Backed                           1.4%
--------------------------------------------------
  Other Revenue                              1.2%
--------------------------------------------------
  Housing                                    0.4%
--------------------------------------------------

* Does not include short-term investments and other net assets.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


46 | Annual Report

Performance Summary as of 2/28/05

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           2/28/05          2/29/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.25            $11.51           $11.76
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4203
-----------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           2/28/05          2/29/04
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.24            $11.53           $11.77
-----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.3558
-----------------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------
  CLASS A                                               1-YEAR          5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                             +1.54%         +34.98%           +72.92%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                         -0.74%          +5.70%            +5.39%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                    -0.98%          +5.20%            +5.20%
-----------------------------------------------------------------------------------------------------
      Distribution Rate(4)                       3.52%
-----------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)    5.42%
-----------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)               2.95%
-----------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                4.54%
-----------------------------------------------------------------------------------------------------
  CLASS C                                                               1-YEAR     INCEPTION (7/1/03)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                             +1.05%            +4.04%
-----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                                         +0.07%            +2.41%
-----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                                    -0.14%            +1.73%
-----------------------------------------------------------------------------------------------------
      Distribution Rate(4)                       3.03%
-----------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)    4.66%
-----------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)               2.47%
-----------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                3.80%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 47

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
  CLASS A                    2/28/05
------------------------------------
  1-Year                      -0.74%
------------------------------------
  5-Year                      +5.70%
------------------------------------
  10-Year                     +5.39%
------------------------------------

CLASS A (3/1/95-2/28/05)

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin
                         Federal           Lehman
                       Intermediate       Brothers
                          -Term          Municipal
                         Tax-Free         10-Year
        Date           Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     3/1/1995             $ 9,776          $10,000         $10,000
    3/31/1995             $ 9,869          $10,135         $10,033
    4/30/1995             $ 9,889          $10,147         $10,066
    5/31/1995             $10,140          $10,469         $10,086
    6/30/1995             $10,089          $10,404         $10,106
    7/31/1995             $10,180          $10,557         $10,106
    8/31/1995             $10,318          $10,700         $10,133
    9/30/1995             $10,409          $10,769         $10,152
   10/31/1995             $10,533          $10,893         $10,186
   11/30/1995             $10,663          $11,039         $10,179
   12/31/1995             $10,734          $11,107         $10,172
    1/31/1996             $10,801          $11,219         $10,232
    2/29/1996             $10,748          $11,173         $10,265
    3/31/1996             $10,910          $11,034         $10,318
    4/30/1996             $10,907          $10,995         $10,358
    5/31/1996             $10,897          $10,964         $10,378
    6/30/1996             $11,000          $11,068         $10,384
    7/31/1996             $11,069          $11,175         $10,404
    8/31/1996             $11,075          $11,175         $10,424
    9/30/1996             $11,185          $11,290         $10,457
   10/31/1996             $11,302          $11,432         $10,490
   11/30/1996             $11,450          $11,664         $10,510
   12/31/1996             $11,449          $11,611         $10,510
    1/31/1997             $11,198          $11,657         $10,543
    2/28/1997             $11,296          $11,767         $10,577
    3/31/1997             $11,190          $11,609         $10,603
    4/30/1997             $11,276          $11,695         $10,616
    5/31/1997             $11,348          $11,860         $10,610
    6/30/1997             $11,480          $11,991         $10,623
    7/31/1997             $11,736          $12,328         $10,636
    8/31/1997             $11,677          $12,209         $10,656
    9/30/1997             $11,768          $12,363         $10,683
   10/31/1997             $11,832          $12,429         $10,709
   11/30/1997             $11,898          $12,486         $10,702
   12/31/1997             $12,054          $12,684         $10,689
    1/31/1998             $12,200          $12,824         $10,709
    2/28/1998             $12,203          $12,823         $10,729
    3/31/1998             $12,211          $12,815         $10,749
    4/30/1998             $12,190          $12,744         $10,769
    5/31/1998             $12,346          $12,961         $10,789
    6/30/1998             $12,382          $13,008         $10,802
    7/31/1998             $12,424          $13,029         $10,815
    8/31/1998             $12,562          $13,256         $10,828
    9/30/1998             $12,685          $13,453         $10,842
   10/31/1998             $12,681          $13,459         $10,868
   11/30/1998             $12,719          $13,499         $10,868
   12/31/1998             $12,753          $13,541         $10,861
    1/31/1999             $12,903          $13,748         $10,888
    2/28/1999             $12,835          $13,625         $10,901
    3/31/1999             $12,844          $13,618         $10,934
    4/30/1999             $12,891          $13,654         $11,014
    5/31/1999             $12,818          $13,559         $11,014
    6/30/1999             $12,674          $13,307         $11,014
    7/31/1999             $12,708          $13,396         $11,047
    8/31/1999             $12,633          $13,346         $11,074
    9/30/1999             $12,658          $13,391         $11,127
   10/31/1999             $12,518          $13,297         $11,146
   11/30/1999             $12,595          $13,442         $11,153
   12/31/1999             $12,517          $13,372         $11,153
    1/31/2000             $12,437          $13,318         $11,186
    2/29/2000             $12,522          $13,422         $11,252
    3/31/2000             $12,714          $13,683         $11,345
    4/30/2000             $12,657          $13,615         $11,352
    5/31/2000             $12,583          $13,534         $11,365
    6/30/2000             $12,815          $13,902         $11,425
    7/31/2000             $12,952          $14,094         $11,451
    8/31/2000             $13,151          $14,313         $11,451
    9/30/2000             $13,127          $14,246         $11,511
   10/31/2000             $13,233          $14,392         $11,531
   11/30/2000             $13,273          $14,471         $11,537
   12/31/2000             $13,446          $14,811         $11,531
    1/31/2001             $13,601          $15,002         $11,604
    2/28/2001             $13,663          $15,028         $11,650
    3/31/2001             $13,769          $15,155         $11,677
    4/30/2001             $13,713          $14,968         $11,723
    5/31/2001             $13,855          $15,131         $11,776
    6/30/2001             $13,943          $15,221         $11,796
    7/31/2001             $14,130          $15,430         $11,763
    8/31/2001             $14,351          $15,693         $11,763
    9/30/2001             $14,336          $15,671         $11,816
   10/31/2001             $14,473          $15,865         $11,776
   11/30/2001             $14,346          $15,661         $11,756
   12/31/2001             $14,194          $15,495         $11,710
    1/31/2002             $14,391          $15,787         $11,736
    2/28/2002             $14,571          $16,013         $11,783
    3/31/2002             $14,322          $15,683         $11,849
    4/30/2002             $14,617          $16,047         $11,915
    5/31/2002             $14,697          $16,123         $11,915
    6/30/2002             $14,890          $16,323         $11,922
    7/31/2002             $15,054          $16,540         $11,935
    8/31/2002             $15,197          $16,756         $11,975
    9/30/2002             $15,505          $17,155         $11,995
   10/31/2002             $15,238          $16,844         $12,015
   11/30/2002             $15,139          $16,706         $12,015
   12/31/2002             $15,465          $17,071         $11,988
    1/31/2003             $15,395          $16,980         $12,041
    2/28/2003             $15,660          $17,273         $12,134
    3/31/2003             $15,676          $17,282         $12,207
    4/30/2003             $15,795          $17,411         $12,180
    5/31/2003             $16,228          $17,909         $12,160
    6/30/2003             $16,127          $17,823         $12,174
    7/31/2003             $15,445          $17,075         $12,187
    8/31/2003             $15,587          $17,222         $12,233
    9/30/2003             $16,100          $17,801         $12,273
   10/31/2003             $15,969          $17,665         $12,260
   11/30/2003             $16,124          $17,856         $12,227
   12/31/2003             $16,292          $18,044         $12,213
    1/31/2004             $16,368          $18,120         $12,273
    2/29/2004             $16,652          $18,439         $12,339
    3/31/2004             $16,537          $18,334         $12,419
    4/30/2004             $16,087          $17,827         $12,459
    5/31/2004             $16,077          $17,838         $12,531
    6/30/2004             $16,132          $17,898         $12,571
    7/31/2004             $16,353          $18,143         $12,551
    8/31/2004             $16,695          $18,540         $12,558
    9/30/2004             $16,775          $18,639         $12,584
   10/31/2004             $16,909          $18,787         $12,651
   11/30/2004             $16,703          $18,574         $12,657
   12/31/2004             $16,900          $18,793         $12,611
    1/31/2005             $17,022          $18,952         $12,638
    2/28/2005             $16,905          $18,832         $12,710

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------
  CLASS C                      2/28/05
--------------------------------------
  1-Year                        +0.07%
--------------------------------------
  Since Inception (7/1/03)      +2.41%
--------------------------------------

CLASS C (7/1/03-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin
                         Federal           Lehman
                       Intermediate       Brothers
                          -Term           Municipal
                         Tax-Free          10-Year
        Date           Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     7/1/2003             $10,000          $10,000         $10,000
    7/31/2003             $ 9,581          $ 9,580         $10,011
    8/31/2003             $ 9,674          $ 9,662         $10,049
    9/30/2003             $ 9,978          $ 9,988         $10,082
   10/31/2003             $ 9,901          $ 9,911         $10,071
   11/30/2003             $ 9,984          $10,018         $10,044
   12/31/2003             $10,083          $10,124         $10,033
    1/31/2004             $10,125          $10,167         $10,082
    2/29/2004             $10,196          $10,345         $10,136
    3/31/2004             $10,196          $10,286         $10,201
    4/30/2004             $10,196          $10,002         $10,234
    5/31/2004             $10,196          $10,008         $10,294
    6/30/2004             $10,196          $10,042         $10,327
    7/31/2004             $10,196          $10,179         $10,310
    8/31/2004             $10,196          $10,402         $10,316
    9/30/2004             $10,196          $10,457         $10,338
   10/31/2004             $10,196          $10,541         $10,392
   11/30/2004             $10,196          $10,421         $10,397
   12/31/2004             $10,196          $10,544         $10,359
    1/31/2005             $10,196          $10,633         $10,381
    2/28/2005             $10,404          $10,566         $10,441


48 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the 2005 maximum federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal 10-Year Bond Index is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 49

Your Fund's Expenses

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


50 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------------------
                                                      BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                               VALUE 8/31/04      VALUE 2/28/05     PERIOD* 8/31/04-2/28/05
---------------------------------------------------------------------------------------------------------------------
  Actual                                                    $1,000            $1,012.90               $3.44
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                  $1,000            $1,021.37               $3.46
---------------------------------------------------------------------------------------------------------------------
  CLASS C
---------------------------------------------------------------------------------------------------------------------
  Actual                                                    $1,000            $1,010.10               $6.18
---------------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)                  $1,000            $1,018.65               $6.21
---------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.69% and C: 1.24%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 51

Franklin Federal Limited-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENT: Franklin Federal Limited-term Tax-Free Income Fund seeks to provide hgh, current income exempt from federal income taxes consistent with prudent investment and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax and that have a dollar-weighted average maturity (the time in which the debt must be repaid) of five years of less.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Federal Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/05**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ........................... 41.8%
AA ............................ 30.6%
Not Rated by S&P .............. 27.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                                        MOODY'S
AAA or Aaa                                        18.1%
AA or Aa                                           9.5%
------------------------------------------------------
Total                                             27.6%

--------------------------------------------------------------------------------

This annual report for Franklin Federal Limited-Term Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 132.


52 | Annual Report

Class A share price, as measured by net asset value, declined from $10.12 on February 29, 2004, to $9.99 on February 28, 2005. The Fund's Class A shares paid dividends totaling 14.22 cents per share for the Fund's fiscal year.(2) The Performance Summary beginning on page 54 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 1.75%. An investor in the 2005 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 2.69% from a taxable investment to match the Fund's Class A tax-free distribution rate.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Shorter term municipal bond market yields generally increased during the reporting period as economic data reflected improved labor conditions and continued U.S. economic growth, and the Fed raised the federal funds target rate six times. Consistent with our investment philosophy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated on the one- to two-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

DIVIDEND DISTRIBUTIONS(2)
Franklin Federal Limited-Term
Tax-Free Income Fund - Class A
3/1/04-2/28/05

--------------------------------------------------
  MONTH                        DIVIDEND PER SHARE
--------------------------------------------------
  March                             1.16 cents
--------------------------------------------------
  April                             1.16 cents
--------------------------------------------------
  May                               1.16 cents
--------------------------------------------------
  June                              1.16 cents
--------------------------------------------------
  July                              1.16 cents
--------------------------------------------------
  August                            1.16 cents
--------------------------------------------------
  September                         1.16 cents
--------------------------------------------------
  October                           1.16 cents
--------------------------------------------------
  November                          1.16 cents
--------------------------------------------------
  December                          1.26 cents
--------------------------------------------------
  January                           1.26 cents
--------------------------------------------------
  February                          1.26 cents
--------------------------------------------------
  TOTAL                            14.22 CENTS
--------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Federal Limited-Term
Tax-Free Income Fund
2/28/05

--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS*
--------------------------------------------------
  General Obligation                        34.0%
--------------------------------------------------
  Utilities                                 18.4%
--------------------------------------------------
  Tax-Supported                             16.9%
--------------------------------------------------
  Other Revenue                              9.1%
--------------------------------------------------
  Subject to Government Appropriations       7.5%
--------------------------------------------------
  Higher Education                           5.7%
--------------------------------------------------
  Hospital & Health Care                     5.7%
--------------------------------------------------
  Housing                                    1.8%
--------------------------------------------------
  Transportation                             0.9%
--------------------------------------------------

* Does not include short-term investments and other net assets.


                                                              Annual Report | 53

Performance Summary as of 2/28/05

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------------
  CLASS A                                                   CHANGE         2/28/05             2/29/04
---------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                     -$0.13           $9.99              $10.12
---------------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
---------------------------------------------------------------------------------------------------------
  Dividend Income                              $0.1422
---------------------------------------------------------------------------------------------------------

PERFORMANCE(1)

---------------------------------------------------------------------------------------------------------
  CLASS A                                                                 1-YEAR       INCEPTION (9/2/03)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return(2)                                               +0.14%              +1.88%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return(3)                                           +0.14%              +1.26%
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(4)                                      +0.06%              +1.03%
---------------------------------------------------------------------------------------------------------
      Distribution Rate(5)                        1.75%
---------------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(6)     2.69%
---------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(7)                1.87%
---------------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(6)                 2.88%
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


54 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
  CLASS A                             2/28/05
----------------------------------------------
  1-Year                               +0.14%
----------------------------------------------
  Since Inception (9/2/03)             +1.26%
----------------------------------------------

CLASS A (9/2/03-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin
                         Federal           Lehman
                         Limited           Brothers
                          -Term           Municipal
                         Tax-Free          5-Year
        Date           Income Fund      Bond Index(8)       CPI(8)
----------------       ------------     -------------    -----------
     9/2/2003             $10,000          $10,000         $10,000
    9/30/2003             $10,084          $10,253         $10,033
   10/31/2003             $10,064          $10,186         $10,022
   11/30/2003             $10,083          $10,227         $ 9,995
   12/31/2003             $10,094          $10,267         $ 9,984
    1/31/2004             $10,114          $10,316         $10,033
    2/29/2004             $10,174          $10,442         $10,087
    3/31/2004             $10,157          $10,398         $10,152
    4/30/2004             $10,067          $10,190         $10,184
    5/31/2004             $10,028          $10,137         $10,244
    6/30/2004             $10,041          $10,175         $10,276
    7/31/2004             $10,103          $10,269         $10,260
    8/31/2004             $10,196          $10,449         $10,265
    9/30/2004             $10,207          $10,463         $10,287
   10/31/2004             $10,228          $10,521         $10,341
   11/30/2004             $10,190          $10,452         $10,347
   12/31/2004             $10,224          $10,547         $10,309
    1/31/2005             $10,215          $10,544         $10,330
    2/28/2005             $10,188          $10,492         $10,390

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 1.26%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

(2) Cumulative total return represents the change in value of an investment over the periods indicated.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the 1.46 cent per share current monthly dividend and the $9.99 NAV on 2/28/05.

(6) Taxable equivalent distribution rate and yield assume the 2005 maximum federal income tax rate of 35.00%.

(7) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(8) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal 5-Year Bond Index is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 55

Your Fund's Expenses

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


56 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                         VALUE 8/31/04      VALUE 2/28/05     PERIOD* 8/31/04-2/28/05
--------------------------------------------------------------------------------------------------------------
  Actual                                             $1,000            $  999.30                $2.48
--------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)           $1,000            $1,022.32                $2.51
--------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 57

Franklin High Yield Tax-Free Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin High Yield Tax-Free Income Fund seeks to provide high, current yield exempt from federal income tax by investing at least 80% of its total net assets in higher-yielding, medium- to lower-rated and non-rated securities that pay interest free from such tax.(1) Its secondary goal is capital appreciation.

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/05**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ........................... 18.8%
AA ............................  1.7%
A .............................  9.4%
BBB ........................... 17.9%
Below Investment Grade ........ 19.8%
Not Rated by S&P .............. 32.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                  MOODY'S       FITCH   INTERNAL
AAA or Aaa                   2.9%         --        0.3%
AA or Aa                     0.3%         --         --
A                            0.2%         --        0.3%
BBB or Baa                   1.3%        0.6%       4.7%
Below Investment Grade       3.1%        2.1%      16.6%
--------------------------------------------------------
Total                        7.8%        2.7%      21.9%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin High Yield Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

High yield municipal bonds outperformed the general market during the year under review. The Fund's Class A share price, as measured by net asset value,

(1) These dividends are generally subject to state and local income taxes, if any. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 142.


58 | Annual Report

DIVIDEND DISTRIBUTIONS(2)
Franklin High Yield Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                              DIVIDEND PER SHARE
                                ------------------------------------------------
  MONTH                           CLASS A           CLASS B          CLASS C
--------------------------------------------------------------------------------
  March                          4.95 cents        4.43 cents       4.42 cents
--------------------------------------------------------------------------------
  April                          4.95 cents        4.43 cents       4.42 cents
--------------------------------------------------------------------------------
  May                            4.95 cents        4.43 cents       4.42 cents
--------------------------------------------------------------------------------
  June                           4.88 cents        4.40 cents       4.39 cents
--------------------------------------------------------------------------------
  July                           4.88 cents        4.40 cents       4.39 cents
--------------------------------------------------------------------------------
  August                         4.88 cents        4.40 cents       4.39 cents
--------------------------------------------------------------------------------
  September                      4.88 cents        4.40 cents       4.40 cents
--------------------------------------------------------------------------------
  October                        4.88 cents        4.40 cents       4.40 cents
--------------------------------------------------------------------------------
  November                       4.88 cents        4.40 cents       4.40 cents
--------------------------------------------------------------------------------
  December                       4.80 cents        4.29 cents       4.29 cents
--------------------------------------------------------------------------------
  January                        4.80 cents        4.29 cents       4.29 cents
--------------------------------------------------------------------------------
  February                       4.80 cents        4.29 cents       4.29 cents
--------------------------------------------------------------------------------
  TOTAL                         58.53 CENTS       52.56 CENTS      52.50 CENTS
--------------------------------------------------------------------------------

increased from $10.78 on February 29, 2004, to $10.81 on February 28, 2005. The Fund's Class A shares paid dividends totaling 58.53 cents per share for the same period.(2) The Performance Summary beginning on page 61 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 5.10% based on an annualization of the current 4.80 cent per share dividend and the maximum offering price of $11.29 on February 28, 2005. An investor in the 2005 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 7.85% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 59

PORTFOLIO BREAKDOWN
Franklin High Yield Tax-Free Income Fund
2/28/05

--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS*
--------------------------------------------------
  Utilities                                 23.4%
--------------------------------------------------
  Hospital & Health Care                    15.7%
--------------------------------------------------
  Transportation                            14.5%
--------------------------------------------------
  Prerefunded                               13.9%
--------------------------------------------------
  Tax-Supported                             12.8%
--------------------------------------------------
  Corporate-Backed                           6.4%
--------------------------------------------------
  General Obligation                         4.6%
--------------------------------------------------
  Subject to Government Appropriations       3.4%
--------------------------------------------------
  Other Revenue                              3.1%
--------------------------------------------------
  Housing                                    1.3%
--------------------------------------------------
  Higher Education                           0.9%
--------------------------------------------------

* Does not include short-term investments and other net assets.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


60 | Annual Report

Performance Summary as of 2/28/05

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------------
  CLASS A                                                 CHANGE           2/28/05       2/29/04
------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                   +$0.03            $10.81        $10.78
------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
------------------------------------------------------------------------------------------------
  Dividend Income                              $0.5853
------------------------------------------------------------------------------------------------
  CLASS B                                                 CHANGE           2/28/05       2/29/04
------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                   +$0.03            $10.87        $10.84
------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
------------------------------------------------------------------------------------------------
  Dividend Income                              $0.5256
------------------------------------------------------------------------------------------------
  CLASS C                                                 CHANGE           2/28/05       2/29/04
------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                   +$0.03            $10.91        $10.88
------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
------------------------------------------------------------------------------------------------
  Dividend Income                              $0.5250
------------------------------------------------------------------------------------------------

                                                              Annual Report | 61

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------------
  CLASS A                                                  1-YEAR          5-YEAR            10-YEAR
-----------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                +5.94%         +37.78%            +82.09%
-----------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                            +1.42%          +5.70%             +5.71%
-----------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                       +1.38%          +5.24%             +5.56%
-----------------------------------------------------------------------------------------------------------
      Distribution Rate(4)                       5.10%
-----------------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)    7.85%
-----------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)               4.41%
-----------------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                6.78%
-----------------------------------------------------------------------------------------------------------
  CLASS B                                                  1-YEAR          5-YEAR        INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                +5.32%         +34.06%            +29.55%
-----------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                            +1.32%          +5.72%             +4.29%
-----------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                       +1.40%          +5.27%             +4.21%
-----------------------------------------------------------------------------------------------------------
      Distribution Rate(4)                       4.72%
-----------------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)    7.26%
-----------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)               4.05%
-----------------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                6.23%
-----------------------------------------------------------------------------------------------------------
  CLASS C                                                  1-YEAR          5-YEAR        INCEPTION (5/1/95)
-----------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                +5.29%         +34.04%            +70.07%
-----------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                            +4.29%          +6.03%             +5.55%
-----------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                       +4.38%          +5.59%             +5.49%
-----------------------------------------------------------------------------------------------------------
      Distribution Rate(4)                       4.70%
-----------------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)    7.23%
-----------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)               4.07%
-----------------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                6.26%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


62 |  Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

------------------------------------
  CLASS A                   2/28/05
------------------------------------
  1-Year                     +1.42%
------------------------------------
  5-Year                     +5.70%
------------------------------------
  10-Year                    +5.71%
------------------------------------

CLASS A (3/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                        High Yield        Brothers
                         Tax-Free         Municipal
        Date           Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     3/1/1995             $ 9,572          $10,000         $10,000
    3/31/1995             $ 9,703          $10,115         $10,033
    4/30/1995             $ 9,745          $10,127         $10,066
    5/31/1995             $ 9,983          $10,450         $10,086
    6/30/1995             $ 9,995          $10,359         $10,106
    7/31/1995             $10,061          $10,457         $10,106
    8/31/1995             $10,161          $10,589         $10,133
    9/30/1995             $10,242          $10,656         $10,152
   10/31/1995             $10,375          $10,811         $10,186
   11/30/1995             $10,507          $10,991         $10,179
   12/31/1995             $10,608          $11,096         $10,172
    1/31/1996             $10,668          $11,180         $10,232
    2/29/1996             $10,659          $11,105         $10,265
    3/31/1996             $10,554          $10,963         $10,318
    4/30/1996             $10,564          $10,932         $10,358
    5/31/1996             $10,588          $10,928         $10,378
    6/30/1996             $10,692          $11,047         $10,384
    7/31/1996             $10,772          $11,147         $10,404
    8/31/1996             $10,811          $11,144         $10,424
    9/30/1996             $10,959          $11,300         $10,457
   10/31/1996             $11,103          $11,428         $10,490
   11/30/1996             $11,271          $11,637         $10,510
   12/31/1996             $11,263          $11,588         $10,510
    1/31/1997             $11,296          $11,610         $10,543
    2/28/1997             $11,397          $11,716         $10,577
    3/31/1997             $11,307          $11,560         $10,603
    4/30/1997             $11,392          $11,657         $10,616
    5/31/1997             $11,536          $11,832         $10,610
    6/30/1997             $11,678          $11,958         $10,623
    7/31/1997             $11,974          $12,289         $10,636
    8/31/1997             $11,906          $12,174         $10,656
    9/30/1997             $12,102          $12,319         $10,683
   10/31/1997             $12,188          $12,398         $10,709
   11/30/1997             $12,266          $12,471         $10,702
   12/31/1997             $12,456          $12,653         $10,689
    1/31/1998             $12,593          $12,783         $10,709
    2/28/1998             $12,622          $12,787         $10,729
    3/31/1998             $12,632          $12,799         $10,749
    4/30/1998             $12,623          $12,741         $10,769
    5/31/1998             $12,781          $12,942         $10,789
    6/30/1998             $12,839          $12,994         $10,802
    7/31/1998             $12,860          $13,026         $10,815
    8/31/1998             $13,011          $13,227         $10,828
    9/30/1998             $13,089          $13,392         $10,842
   10/31/1998             $13,075          $13,392         $10,868
   11/30/1998             $13,035          $13,439         $10,868
   12/31/1998             $13,055          $13,473         $10,861
    1/31/1999             $13,162          $13,633         $10,888
    2/28/1999             $13,154          $13,573         $10,901
    3/31/1999             $13,201          $13,592         $10,934
    4/30/1999             $13,250          $13,626         $11,014
    5/31/1999             $13,193          $13,547         $11,014
    6/30/1999             $13,053          $13,352         $11,014
    7/31/1999             $13,113          $13,401         $11,047
    8/31/1999             $12,970          $13,293         $11,074
    9/30/1999             $12,960          $13,299         $11,127
   10/31/1999             $12,726          $13,155         $11,146
   11/30/1999             $12,831          $13,295         $11,153
   12/31/1999             $12,645          $13,196         $11,153
    1/31/2000             $12,529          $13,138         $11,186
    2/29/2000             $12,652          $13,291         $11,252
    3/31/2000             $12,910          $13,581         $11,345
    4/30/2000             $12,852          $13,501         $11,352
    5/31/2000             $12,777          $13,431         $11,365
    6/30/2000             $12,892          $13,787         $11,425
    7/31/2000             $13,048          $13,979         $11,451
    8/31/2000             $13,227          $14,194         $11,451
    9/30/2000             $13,174          $14,120         $11,511
   10/31/2000             $13,267          $14,274         $11,531
   11/30/2000             $13,266          $14,382         $11,537
   12/31/2000             $13,375          $14,738         $11,531
    1/31/2001             $13,464          $14,884         $11,604
    2/28/2001             $13,537          $14,931         $11,650
    3/31/2001             $13,667          $15,065         $11,677
    4/30/2001             $13,602          $14,901         $11,723
    5/31/2001             $13,743          $15,062         $11,776
    6/30/2001             $13,856          $15,163         $11,796
    7/31/2001             $14,083          $15,387         $11,763
    8/31/2001             $14,305          $15,641         $11,763
    9/30/2001             $14,181          $15,588         $11,816
   10/31/2001             $14,293          $15,774         $11,776
   11/30/2001             $14,263          $15,641         $11,756
   12/31/2001             $14,169          $15,493         $11,710
    1/31/2002             $14,356          $15,762         $11,736
    2/28/2002             $14,422          $15,952         $11,783
    3/31/2002             $14,298          $15,639         $11,849
    4/30/2002             $14,468          $15,945         $11,915
    5/31/2002             $14,523          $16,041         $11,915
    6/30/2002             $14,628          $16,211         $11,922
    7/31/2002             $14,704          $16,420         $11,935
    8/31/2002             $14,783          $16,617         $11,975
    9/30/2002             $14,881          $16,981         $11,995
   10/31/2002             $14,529          $16,699         $12,015
   11/30/2002             $14,640          $16,630         $12,015
   12/31/2002             $14,899          $16,981         $11,988
    1/31/2003             $14,912          $16,938         $12,041
    2/28/2003             $14,994          $17,175         $12,134
    3/31/2003             $14,897          $17,185         $12,207
    4/30/2003             $15,068          $17,299         $12,180
    5/31/2003             $15,418          $17,704         $12,160
    6/30/2003             $15,461          $17,628         $12,174
    7/31/2003             $15,181          $17,011         $12,187
    8/31/2003             $15,221          $17,138         $12,233
    9/30/2003             $15,638          $17,642         $12,273
   10/31/2003             $15,717          $17,553         $12,260
   11/30/2003             $15,904          $17,736         $12,227
   12/31/2003             $16,089          $17,883         $12,213
    1/31/2004             $16,271          $17,986         $12,273
    2/29/2004             $16,461          $18,256         $12,339
    3/31/2004             $16,436          $18,193         $12,419
    4/30/2004             $16,191          $17,762         $12,459
    5/31/2004             $16,123          $17,697         $12,531
    6/30/2004             $16,204          $17,762         $12,571
    7/31/2004             $16,390          $17,996         $12,551
    8/31/2004             $16,658          $18,356         $12,558
    9/30/2004             $16,764          $18,454         $12,584
   10/31/2004             $16,932          $18,612         $12,651
   11/30/2004             $16,978          $18,459         $12,657
   12/31/2004             $17,200          $18,684         $12,611
    1/31/2005             $17,400          $18,859         $12,638
    2/28/2005             $17,430          $18,796         $12,710

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------------
  CLASS B                                2/28/05
-------------------------------------------------
  1-Year                                  +1.32%
-------------------------------------------------
  5-Year                                  +5.72%
-------------------------------------------------
  Since Inception (1/1/99)                +4.29%
-------------------------------------------------

CLASS B (1/1/99-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                        High Yield        Brothers
                         Tax-Free         Municipal
        Date           Income Fund      Bond Index(7)        CPI(7)
----------------       ------------     -------------     -----------
     1/1/1999             $10,000          $10,000          $10,000
    1/31/1999             $10,107          $10,119          $10,024
    2/28/1999             $10,096          $10,075          $10,037
    3/31/1999             $10,126          $10,089          $10,067
    4/30/1999             $10,160          $10,114          $10,140
    5/31/1999             $10,111          $10,055          $10,140
    6/30/1999             $ 9,999          $ 9,911          $10,140
    7/31/1999             $10,049          $ 9,947          $10,171
    8/31/1999             $ 9,934          $ 9,867          $10,195
    9/30/1999             $ 9,922          $ 9,871          $10,244
   10/31/1999             $ 9,739          $ 9,764          $10,262
   11/30/1999             $ 9,815          $ 9,868          $10,268
   12/31/1999             $ 9,668          $ 9,794          $10,268
    1/31/2000             $ 9,574          $ 9,752          $10,299
    2/29/2000             $ 9,664          $ 9,865          $10,360
    3/31/2000             $ 9,857          $10,081          $10,445
    4/30/2000             $ 9,818          $10,021          $10,451
    5/31/2000             $ 9,748          $ 9,969          $10,464
    6/30/2000             $ 9,831          $10,233          $10,519
    7/31/2000             $ 9,953          $10,375          $10,543
    8/31/2000             $10,076          $10,535          $10,543
    9/30/2000             $10,032          $10,481          $10,598
   10/31/2000             $10,098          $10,595          $10,616
   11/30/2000             $10,102          $10,675          $10,622
   12/31/2000             $10,180          $10,939          $10,616
    1/31/2001             $10,242          $11,047          $10,683
    2/28/2001             $10,282          $11,082          $10,726
    3/31/2001             $10,384          $11,182          $10,750
    4/30/2001             $10,329          $11,060          $10,793
    5/31/2001             $10,432          $11,179          $10,842
    6/30/2001             $10,512          $11,254          $10,860
    7/31/2001             $10,678          $11,421          $10,830
    8/31/2001             $10,841          $11,609          $10,830
    9/30/2001             $10,743          $11,570          $10,879
   10/31/2001             $10,822          $11,708          $10,842
   11/30/2001             $10,795          $11,609          $10,824
   12/31/2001             $10,719          $11,499          $10,781
    1/31/2002             $10,855          $11,699          $10,805
    2/28/2002             $10,909          $11,840          $10,848
    3/31/2002             $10,800          $11,608          $10,909
    4/30/2002             $10,922          $11,835          $10,970
    5/31/2002             $10,969          $11,907          $10,970
    6/30/2002             $11,032          $12,033          $10,976
    7/31/2002             $11,084          $12,187          $10,988
    8/31/2002             $11,150          $12,334          $11,025
    9/30/2002             $11,218          $12,604          $11,043
   10/31/2002             $10,938          $12,395          $11,062
   11/30/2002             $11,016          $12,343          $11,062
   12/31/2002             $11,215          $12,604          $11,037
    1/31/2003             $11,209          $12,572          $11,086
    2/28/2003             $11,276          $12,748          $11,171
    3/31/2003             $11,187          $12,755          $11,239
    4/30/2003             $11,310          $12,840          $11,214
    5/31/2003             $11,577          $13,140          $11,196
    6/30/2003             $11,604          $13,084          $11,208
    7/31/2003             $11,389          $12,627          $11,220
    8/31/2003             $11,413          $12,721          $11,263
    9/30/2003             $11,717          $13,095          $11,300
   10/31/2003             $11,770          $13,029          $11,287
   11/30/2003             $11,904          $13,165          $11,257
   12/31/2003             $12,037          $13,274          $11,245
    1/31/2004             $12,167          $13,350          $11,300
    2/29/2004             $12,303          $13,551          $11,361
    3/31/2004             $12,278          $13,503          $11,434
    4/30/2004             $12,090          $13,184          $11,470
    5/31/2004             $12,034          $13,136          $11,538
    6/30/2004             $12,098          $13,184          $11,574
    7/31/2004             $12,230          $13,357          $11,556
    8/31/2004             $12,410          $13,625          $11,562
    9/30/2004             $12,496          $13,697          $11,586
   10/31/2004             $12,603          $13,815          $11,647
   11/30/2004             $12,632          $13,701          $11,653
   12/31/2004             $12,803          $13,868          $11,611
    1/31/2005             $12,933          $13,998          $11,635
    2/28/2005             $12,955          $13,951          $11,702


                                                              Annual Report | 63

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------
  CLASS C                                 2/28/05
--------------------------------------------------
  1-Year                                   +4.29%
--------------------------------------------------
  5-Year                                   +6.03%
--------------------------------------------------
  Since Inception (5/1/95)                 +5.55%
--------------------------------------------------

CLASS C (5/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                        High Yield        Brothers
                         Tax-Free         Municipal
        Date           Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     5/1/1995             $10,000          $10,000         $10,000
    5/31/1995             $10,256          $10,319         $10,020
    6/30/1995             $10,271          $10,229         $10,039
    7/31/1995             $10,343          $10,326         $10,039
    8/31/1995             $10,441          $10,457         $10,066
    9/30/1995             $10,518          $10,523         $10,086
   10/31/1995             $10,647          $10,676         $10,118
   11/30/1995             $10,787          $10,853         $10,112
   12/31/1995             $10,885          $10,957         $10,105
    1/31/1996             $10,940          $11,040         $10,165
    2/29/1996             $10,927          $10,966         $10,197
    3/31/1996             $10,815          $10,825         $10,250
    4/30/1996             $10,820          $10,795         $10,290
    5/31/1996             $10,838          $10,791         $10,309
    6/30/1996             $10,939          $10,908         $10,316
    7/31/1996             $11,016          $11,007         $10,336
    8/31/1996             $11,050          $11,004         $10,355
    9/30/1996             $11,196          $11,158         $10,388
   10/31/1996             $11,336          $11,285         $10,421
   11/30/1996             $11,501          $11,491         $10,441
   12/31/1996             $11,487          $11,443         $10,441
    1/31/1997             $11,526          $11,464         $10,474
    2/28/1997             $11,622          $11,569         $10,507
    3/31/1997             $11,526          $11,415         $10,533
    4/30/1997             $11,606          $11,511         $10,546
    5/31/1997             $11,747          $11,684         $10,540
    6/30/1997             $11,885          $11,808         $10,553
    7/31/1997             $12,179          $12,136         $10,566
    8/31/1997             $12,105          $12,022         $10,586
    9/30/1997             $12,308          $12,164         $10,612
   10/31/1997             $12,378          $12,243         $10,639
   11/30/1997             $12,451          $12,315         $10,632
   12/31/1997             $12,648          $12,494         $10,619
    1/31/1998             $12,781          $12,623         $10,639
    2/28/1998             $12,804          $12,627         $10,658
    3/31/1998             $12,808          $12,638         $10,678
    4/30/1998             $12,794          $12,581         $10,698
    5/31/1998             $12,946          $12,780         $10,718
    6/30/1998             $12,998          $12,831         $10,731
    7/31/1998             $13,025          $12,863         $10,744
    8/31/1998             $13,159          $13,062         $10,757
    9/30/1998             $13,231          $13,224         $10,770
   10/31/1998             $13,222          $13,224         $10,797
   11/30/1998             $13,176          $13,270         $10,797
   12/31/1998             $13,178          $13,304         $10,790
    1/31/1999             $13,291          $13,462         $10,816
    2/28/1999             $13,276          $13,403         $10,829
    3/31/1999             $13,316          $13,422         $10,862
    4/30/1999             $13,358          $13,455         $10,941
    5/31/1999             $13,284          $13,377         $10,941
    6/30/1999             $13,137          $13,185         $10,941
    7/31/1999             $13,203          $13,233         $10,974
    8/31/1999             $13,042          $13,127         $11,001
    9/30/1999             $13,038          $13,132         $11,053
   10/31/1999             $12,798          $12,990         $11,073
   11/30/1999             $12,885          $13,128         $11,080
   12/31/1999             $12,695          $13,030         $11,080
    1/31/2000             $12,573          $12,974         $11,113
    2/29/2000             $12,690          $13,124         $11,178
    3/31/2000             $12,941          $13,411         $11,271
    4/30/2000             $12,890          $13,332         $11,277
    5/31/2000             $12,798          $13,263         $11,290
    6/30/2000             $12,918          $13,614         $11,350
    7/31/2000             $13,066          $13,803         $11,376
    8/31/2000             $13,239          $14,016         $11,376
    9/30/2000             $13,181          $13,943         $11,435
   10/31/2000             $13,268          $14,095         $11,455
   11/30/2000             $13,260          $14,202         $11,461
   12/31/2000             $13,362          $14,553         $11,455
    1/31/2001             $13,443          $14,697         $11,527
    2/28/2001             $13,509          $14,744         $11,573
    3/31/2001             $13,631          $14,876         $11,600
    4/30/2001             $13,560          $14,715         $11,646
    5/31/2001             $13,693          $14,873         $11,698
    6/30/2001             $13,810          $14,973         $11,718
    7/31/2001             $14,027          $15,194         $11,685
    8/31/2001             $14,242          $15,445         $11,685
    9/30/2001             $14,100          $15,393         $11,738
   10/31/2001             $14,217          $15,576         $11,698
   11/30/2001             $14,167          $15,445         $11,679
   12/31/2001             $14,066          $15,299         $11,633
    1/31/2002             $14,258          $15,564         $11,659
    2/28/2002             $14,316          $15,752         $11,705
    3/31/2002             $14,187          $15,443         $11,771
    4/30/2002             $14,347          $15,745         $11,837
    5/31/2002             $14,395          $15,841         $11,837
    6/30/2002             $14,493          $16,008         $11,843
    7/31/2002             $14,561          $16,214         $11,856
    8/31/2002             $14,634          $16,409         $11,896
    9/30/2002             $14,723          $16,768         $11,916
   10/31/2002             $14,356          $16,490         $11,935
   11/30/2002             $14,471          $16,422         $11,935
   12/31/2002             $14,717          $16,768         $11,909
    1/31/2003             $14,723          $16,726         $11,962
    2/28/2003             $14,797          $16,960         $12,054
    3/31/2003             $14,695          $16,970         $12,126
    4/30/2003             $14,855          $17,082         $12,100
    5/31/2003             $15,204          $17,482         $12,080
    6/30/2003             $15,225          $17,407         $12,093
    7/31/2003             $14,945          $16,798         $12,107
    8/31/2003             $14,976          $16,924         $12,153
    9/30/2003             $15,390          $17,421         $12,192
   10/31/2003             $15,459          $17,333         $12,179
   11/30/2003             $15,634          $17,514         $12,146
   12/31/2003             $15,791          $17,659         $12,133
    1/31/2004             $15,962          $17,760         $12,192
    2/29/2004             $16,155          $18,028         $12,258
    3/31/2004             $16,123          $17,965         $12,337
    4/30/2004             $15,876          $17,539         $12,377
    5/31/2004             $15,802          $17,476         $12,449
    6/30/2004             $15,871          $17,539         $12,488
    7/31/2004             $16,044          $17,770         $12,469
    8/31/2004             $16,294          $18,126         $12,475
    9/30/2004             $16,391          $18,222         $12,502
   10/31/2004             $16,546          $18,379         $12,567
   11/30/2004             $16,583          $18,228         $12,574
   12/31/2004             $16,805          $18,450         $12,528
    1/31/2005             $16,975          $18,623         $12,554
    2/28/2005             $17,007          $18,561         $12,627

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the 2005 maximum federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


64 | Annual Report

Your Fund's Expenses

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.

   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.



                                                              Annual Report | 65

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                          VALUE 8/31/04        VALUE 2/28/05    PERIOD* 8/31/04-2/28/05
-----------------------------------------------------------------------------------------------------------------
  Actual                                              $1,000              $1,047.10              $3.15
-----------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000              $1,021.72              $3.11
-----------------------------------------------------------------------------------------------------------------
  CLASS B
-----------------------------------------------------------------------------------------------------------------
  Actual                                              $1,000              $1,044.00              $5.98
-----------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000              $1,018.94              $5.91
-----------------------------------------------------------------------------------------------------------------
  CLASS C
-----------------------------------------------------------------------------------------------------------------
  Actual                                              $1,000              $1,043.80              $5.98
-----------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000              $1,018.94              $5.91

* Expenses are equal to the annualized expense ratio for each class (A: 0.62%;
B: 1.18%; and C: 1.18%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


66 | Annual Report

Franklin New Jersey Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New Jersey Tax-Free Income Fund seeks to provide high, current income exempt from federal and New Jersey state personal income taxes consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free Income Fund
2/28/05

-------------------------------------------------------------------------------
                                                             % OF TOTAL
  RATINGS                                              LONG-TERM INVESTMENTS**
-------------------------------------------------------------------------------
  AAA                                                            70.3%
-------------------------------------------------------------------------------
  AA                                                              0.5%
-------------------------------------------------------------------------------
  A                                                              10.6%
-------------------------------------------------------------------------------
  BBB                                                             4.4%
-------------------------------------------------------------------------------
  Below Investment Grade                                          0.8%
-------------------------------------------------------------------------------
  Not Rated by S&P                                               13.4%
-------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS               MOODY'S     FITCH  INTERNAL
AAA or Aaa                5.7%       --       0.4%
AA or Aa                  0.6%       --        --
A                         1.8%       --        --
BBB or Baa                4.3%      0.3%      0.3%
-------------------------------------------------
Total                    12.4%      0.3%      0.7%

--------------------------------------------------------------------------------

This annual report for Franklin New Jersey Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $12.23 on February 29, 2004, to $12.18 on February 28, 2005. The Fund's Class A

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 169.


                                                              Annual Report | 67

DIVIDEND DISTRIBUTIONS(2)
Franklin New Jersey Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                 DIVIDEND PER SHARE
                                     -------------------------------------------
  MONTH                                 CLASS A         CLASS B       CLASS C
--------------------------------------------------------------------------------
  March                               4.45 cents      3.90 cents    3.89 cents
--------------------------------------------------------------------------------
  April                               4.45 cents      3.90 cents    3.89 cents
--------------------------------------------------------------------------------
  May                                 4.45 cents      3.90 cents    3.89 cents
--------------------------------------------------------------------------------
  June                                4.45 cents      3.90 cents    3.90 cents
--------------------------------------------------------------------------------
  July                                4.45 cents      3.90 cents    3.90 cents
--------------------------------------------------------------------------------
  August                              4.45 cents      3.90 cents    3.90 cents
--------------------------------------------------------------------------------
  September                           4.50 cents      3.96 cents    3.95 cents
--------------------------------------------------------------------------------
  October                             4.50 cents      3.96 cents    3.95 cents
--------------------------------------------------------------------------------
  November                            4.50 cents      3.96 cents    3.95 cents
--------------------------------------------------------------------------------
  December                            4.50 cents      3.96 cents    3.93 cents
--------------------------------------------------------------------------------
  January                             4.50 cents      3.96 cents    3.93 cents
--------------------------------------------------------------------------------
  February                            4.50 cents      3.96 cents    3.93 cents
--------------------------------------------------------------------------------
  TOTAL                              53.70 CENTS     47.16 CENTS   47.01 CENTS
--------------------------------------------------------------------------------

shares paid dividends totaling 53.70 cents per share for the same period.(2) The Performance Summary beginning on page 70 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.21% based on an annualization of the current 4.46 cent per share dividend and the maximum offering price of $12.72 on February 28, 2005. An investor in the 2005 maximum combined federal and New Jersey state personal income tax bracket of 40.83% would need to earn a distribution rate of 7.12% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

New Jersey's diverse, wealthy economy recovered at a moderate pace. The state benefited from its central location served by an extensive transportation infrastructure, with proximity to industry centers consisting of large high-technology and research operations and population centers with a highly skilled workforce. However, the state is burdened by a high cost structure and dense development,

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


68 | Annual Report
limiting potential for rapid growth. The job market remained bright with strong employment growth and unemployment forecasts. New Jersey's unemployment rate was 4.4% in February 2005, compared with the 5.4% national average.(3)

Although helped by renewed revenue growth, New Jersey's financial position remained weak with a structurally unbalanced budget. In addressing the operating deficits, it relied heavily on bond issuances and onetime revenues in the last three fiscal years, hurting the state's financial profile. Spending pressures mounted as increases in direct property tax relief and school aid went into effect. The growing pension payments, Medicaid obligations and debt service costs also exacerbated the problem. With a court ruling prohibiting further deficit financing, the state must count on economic growth to close the significant budget gap projected for fiscal year 2006 and rebuild its low reserves. Contributing to this end, major revenue sources picked up in 2004, and for the current fiscal year, personal income and sales taxes were projected to grow above their previous levels.

Exceeding the pace of personal income growth, New Jersey's debt levels rose, ranking high in the nation. Independent credit rating agency Standard & Poor's assigned New Jersey's general obligation bonds an AA- rating with a stable outlook.(4) The rating reflected the state's high wealth levels and diverse economic base offset by reduced financial flexibility and prolonged fiscal weakness in the past few years.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

(3) Source: Bureau of Labor Statistics.

(4) This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin New Jersey Tax-Free Income Fund
2/28/05

--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS*
--------------------------------------------------
  Hospital & Health Care                    24.7%
--------------------------------------------------
  Transportation                            20.1%
--------------------------------------------------
  Prerefunded                               17.4%
--------------------------------------------------
  General Obligation                        11.0%
--------------------------------------------------
  Utilities                                  7.0%
--------------------------------------------------
  Higher Education                           5.5%
--------------------------------------------------
  Other Revenue                              4.8%
--------------------------------------------------
  Subject to Government Appropriations       4.2%
--------------------------------------------------
  Housing                                    3.7%
--------------------------------------------------
  Tax-Supported                              1.3%
--------------------------------------------------
  Corporate-Backed                           0.3%
--------------------------------------------------

* Does not include short-term investments and other net assets.


                                                              Annual Report | 69

Performance Summary as of 2/28/05

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------------
  CLASS A                                                 CHANGE         2/28/05        2/29/04
------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                   -$0.05          $12.18         $12.23
------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
------------------------------------------------------------------------------------------------
  Dividend Income                           $0.5370
------------------------------------------------------------------------------------------------
  CLASS B                                                 CHANGE         2/28/05        2/29/04
------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                   -$0.05          $12.24         $12.29
------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
------------------------------------------------------------------------------------------------
  Dividend Income                           $0.4716
------------------------------------------------------------------------------------------------
  CLASS C                                                 CHANGE         2/28/05        2/29/04
------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                   -$0.05          $12.27         $12.32
------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
------------------------------------------------------------------------------------------------
  Dividend Income                           $0.4701
------------------------------------------------------------------------------------------------


70 | Annual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------------------
  CLASS A                                                   1-YEAR       5-YEAR        10-YEAR
------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +4.13%      +40.48%        +79.27%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             -0.27%       +6.10%         +5.55%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        -0.62%       +5.54%         +5.41%
------------------------------------------------------------------------------------------------------
      Distribution Rate(4)                        4.21%
------------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)     7.12%
------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)                3.30%
------------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                 5.58%
------------------------------------------------------------------------------------------------------
  CLASS B                                                   1-YEAR       5-YEAR     INCEPTION (2/1/00)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +3.55%      +37.07%        +39.04%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             -0.43%       +6.20%         +6.56%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        -0.76%       +5.64%         +6.36%
------------------------------------------------------------------------------------------------------
      Distribution Rate(4)                        3.79%
------------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)     6.41%
------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)                2.90%
------------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                 4.90%
------------------------------------------------------------------------------------------------------
  CLASS C                                                   1-YEAR       5-YEAR     INCEPTION (5/1/95)
------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +3.53%      +36.74%        +68.58%
------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             +2.53%       +6.46%         +5.45%
------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        +2.20%       +5.88%         +5.36%
------------------------------------------------------------------------------------------------------
      Distribution Rate(4)                        3.79%
------------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)     6.41%
------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)                2.90%
------------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                 4.90%
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 71

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
  CLASS A                            2/28/05
---------------------------------------------
  1-Year                               -0.27%
---------------------------------------------
  5-Year                               +6.10%
---------------------------------------------
  10-Year                              +5.55%
---------------------------------------------

CLASS A (3/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                        New Jersey        Brothers
                         Tax-Free         Municipal
       Date            Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     3/1/1995             $ 9,576          $10,000         $10,000
    3/31/1995             $ 9,668          $10,115         $10,033
    4/30/1995             $ 9,684          $10,127         $10,066
    5/31/1995             $ 9,937          $10,450         $10,086
    6/30/1995             $ 9,880          $10,359         $10,106
    7/31/1995             $ 9,936          $10,457         $10,106
    8/31/1995             $10,041          $10,589         $10,133
    9/30/1995             $10,102          $10,656         $10,152
   10/31/1995             $10,247          $10,811         $10,186
   11/30/1995             $10,401          $10,991         $10,179
   12/31/1995             $10,498          $11,096         $10,172
    1/31/1996             $10,547          $11,180         $10,232
    2/29/1996             $10,478          $11,105         $10,265
    3/31/1996             $10,363          $10,963         $10,318
    4/30/1996             $10,347          $10,932         $10,358
    5/31/1996             $10,354          $10,928         $10,378
    6/30/1996             $10,464          $11,047         $10,384
    7/31/1996             $10,551          $11,147         $10,404
    8/31/1996             $10,535          $11,144         $10,424
    9/30/1996             $10,686          $11,300         $10,457
   10/31/1996             $10,785          $11,428         $10,490
   11/30/1996             $10,955          $11,637         $10,510
   12/31/1996             $10,922          $11,588         $10,510
    1/31/1997             $10,928          $11,610         $10,543
    2/28/1997             $11,016          $11,716         $10,577
    3/31/1997             $10,917          $11,560         $10,603
    4/30/1997             $11,003          $11,657         $10,616
    5/31/1997             $11,125          $11,832         $10,610
    6/30/1997             $11,225          $11,958         $10,623
    7/31/1997             $11,498          $12,289         $10,636
    8/31/1997             $11,402          $12,174         $10,656
    9/30/1997             $11,531          $12,319         $10,683
   10/31/1997             $11,606          $12,398         $10,709
   11/30/1997             $11,684          $12,471         $10,702
   12/31/1997             $11,836          $12,653         $10,689
    1/31/1998             $11,938          $12,783         $10,709
    2/28/1998             $11,940          $12,787         $10,729
    3/31/1998             $11,965          $12,799         $10,749
    4/30/1998             $11,933          $12,741         $10,769
    5/31/1998             $12,095          $12,942         $10,789
    6/30/1998             $12,156          $12,994         $10,802
    7/31/1998             $12,184          $13,026         $10,815
    8/31/1998             $12,340          $13,227         $10,828
    9/30/1998             $12,460          $13,392         $10,842
   10/31/1998             $12,495          $13,392         $10,868
   11/30/1998             $12,518          $13,439         $10,868
   12/31/1998             $12,558          $13,473         $10,861
    1/31/1999             $12,663          $13,633         $10,888
    2/28/1999             $12,610          $13,573         $10,901
    3/31/1999             $12,659          $13,592         $10,934
    4/30/1999             $12,690          $13,626         $11,014
    5/31/1999             $12,622          $13,547         $11,014
    6/30/1999             $12,480          $13,352         $11,014
    7/31/1999             $12,520          $13,401         $11,047
    8/31/1999             $12,351          $13,293         $11,074
    9/30/1999             $12,305          $13,299         $11,127
   10/31/1999             $12,151          $13,155         $11,146
   11/30/1999             $12,255          $13,295         $11,153
   12/31/1999             $12,134          $13,196         $11,153
    1/31/2000             $12,057          $13,138         $11,186
    2/29/2000             $12,221          $13,291         $11,252
    3/31/2000             $12,497          $13,581         $11,345
    4/30/2000             $12,417          $13,501         $11,352
    5/31/2000             $12,333          $13,431         $11,365
    6/30/2000             $12,658          $13,787         $11,425
    7/31/2000             $12,830          $13,979         $11,451
    8/31/2000             $13,036          $14,194         $11,451
    9/30/2000             $12,951          $14,120         $11,511
   10/31/2000             $13,114          $14,274         $11,531
   11/30/2000             $13,215          $14,382         $11,537
   12/31/2000             $13,535          $14,738         $11,531
    1/31/2001             $13,605          $14,884         $11,604
    2/28/2001             $13,707          $14,931         $11,650
    3/31/2001             $13,814          $15,065         $11,677
    4/30/2001             $13,673          $14,901         $11,723
    5/31/2001             $13,825          $15,062         $11,776
    6/30/2001             $13,938          $15,163         $11,796
    7/31/2001             $14,156          $15,387         $11,763
    8/31/2001             $14,344          $15,641         $11,763
    9/30/2001             $14,252          $15,588         $11,816
   10/31/2001             $14,423          $15,774         $11,776
   11/30/2001             $14,308          $15,641         $11,756
   12/31/2001             $14,171          $15,493         $11,710
    1/31/2002             $14,397          $15,762         $11,736
    2/28/2002             $14,576          $15,952         $11,783
    3/31/2002             $14,300          $15,639         $11,849
    4/30/2002             $14,562          $15,945         $11,915
    5/31/2002             $14,646          $16,041         $11,915
    6/30/2002             $14,775          $16,211         $11,922
    7/31/2002             $14,941          $16,420         $11,935
    8/31/2002             $15,110          $16,617         $11,975
    9/30/2002             $15,445          $16,981         $11,995
   10/31/2002             $15,125          $16,699         $12,015
   11/30/2002             $15,068          $16,630         $12,015
   12/31/2002             $15,398          $16,981         $11,988
    1/31/2003             $15,329          $16,938         $12,041
    2/28/2003             $15,514          $17,175         $12,134
    3/31/2003             $15,539          $17,185         $12,207
    4/30/2003             $15,649          $17,299         $12,180
    5/31/2003             $16,009          $17,704         $12,160
    6/30/2003             $15,950          $17,628         $12,174
    7/31/2003             $15,341          $17,011         $12,187
    8/31/2003             $15,460          $17,138         $12,233
    9/30/2003             $15,850          $17,642         $12,273
   10/31/2003             $15,793          $17,553         $12,260
   11/30/2003             $15,978          $17,736         $12,227
   12/31/2003             $16,133          $17,883         $12,213
    1/31/2004             $16,246          $17,986         $12,273
    2/29/2004             $16,488          $18,256         $12,339
    3/31/2004             $16,471          $18,193         $12,419
    4/30/2004             $16,059          $17,762         $12,459
    5/31/2004             $16,006          $17,697         $12,531
    6/30/2004             $16,085          $17,762         $12,571
    7/31/2004             $16,312          $17,996         $12,551
    8/31/2004             $16,608          $18,356         $12,558
    9/30/2004             $16,738          $18,454         $12,584
   10/31/2004             $16,880          $18,612         $12,651
   11/30/2004             $16,749          $18,459         $12,657
   12/31/2004             $16,966          $18,684         $12,611
    1/31/2005             $17,207          $18,859         $12,638
    2/28/2005             $17,166          $18,796         $12,710

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
  CLASS B                            2/28/05
---------------------------------------------
  1-Year                              -0.43%
---------------------------------------------
  5-Year                              +6.20%
---------------------------------------------
  Since Inception (2/1/00)            +6.56%

CLASS B (2/1/00-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                        New Jersey        Brothers
                         Tax-Free         Municipal
       Date            Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     2/1/2000             $10,000           $10,000        $10,000
    2/29/2000             $10,144           $10,116        $10,059
    3/31/2000             $10,368           $10,337        $10,142
    4/30/2000             $10,298           $10,276        $10,148
    5/31/2000             $10,223           $10,223        $10,160
    6/30/2000             $10,496           $10,494        $10,213
    7/31/2000             $10,642           $10,640        $10,237
    8/31/2000             $10,807           $10,804        $10,237
    9/30/2000             $10,733           $10,747        $10,290
   10/31/2000             $10,863           $10,865        $10,308
   11/30/2000             $10,942           $10,947        $10,314
   12/31/2000             $11,201           $11,217        $10,308
    1/31/2001             $11,254           $11,328        $10,373
    2/28/2001             $11,343           $11,364        $10,415
    3/31/2001             $11,426           $11,466        $10,438
    4/30/2001             $11,303           $11,342        $10,480
    5/31/2001             $11,423           $11,464        $10,527
    6/30/2001             $11,511           $11,541        $10,545
    7/31/2001             $11,684           $11,712        $10,515
    8/31/2001             $11,833           $11,905        $10,515
    9/30/2001             $11,762           $11,865        $10,563
   10/31/2001             $11,898           $12,006        $10,527
   11/30/2001             $11,788           $11,905        $10,509
   12/31/2001             $11,680           $11,792        $10,468
    1/31/2002             $11,861           $11,997        $10,492
    2/28/2002             $12,002           $12,141        $10,533
    3/31/2002             $11,770           $11,903        $10,592
    4/30/2002             $11,979           $12,136        $10,652
    5/31/2002             $12,052           $12,210        $10,652
    6/30/2002             $12,142           $12,339        $10,658
    7/31/2002             $12,282           $12,498        $10,669
    8/31/2002             $12,404           $12,648        $10,705
    9/30/2002             $12,674           $12,925        $10,723
   10/31/2002             $12,416           $12,711        $10,741
   11/30/2002             $12,364           $12,658        $10,741
   12/31/2002             $12,628           $12,925        $10,717
    1/31/2003             $12,564           $12,892        $10,764
    2/28/2003             $12,710           $13,072        $10,847
    3/31/2003             $12,724           $13,080        $10,912
    4/30/2003             $12,808           $13,167        $10,889
    5/31/2003             $13,095           $13,475        $10,871
    6/30/2003             $13,041           $13,418        $10,883
    7/31/2003             $12,539           $12,948        $10,895
    8/31/2003             $12,631           $13,045        $10,936
    9/30/2003             $12,942           $13,428        $10,972
   10/31/2003             $12,888           $13,361        $10,960
   11/30/2003             $13,044           $13,500        $10,930
   12/31/2003             $13,154           $13,612        $10,918
    1/31/2004             $13,239           $13,690        $10,972
    2/29/2004             $13,430           $13,896        $11,031
    3/31/2004             $13,422           $13,847        $11,102
    4/30/2004             $13,070           $13,519        $11,137
    5/31/2004             $13,022           $13,470        $11,203
    6/30/2004             $13,090           $13,519        $11,238
    7/31/2004             $13,255           $13,697        $11,220
    8/31/2004             $13,489           $13,972        $11,226
    9/30/2004             $13,588           $14,046        $11,250
   10/31/2004             $13,696           $14,167        $11,309
   11/30/2004             $13,584           $14,050        $11,315
   12/31/2004             $13,765           $14,221        $11,274
    1/31/2005             $13,942           $14,354        $11,297
    2/28/2005             $13,804           $14,307        $11,363


72 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
  CLASS C                            2/28/05
---------------------------------------------
  1-Year                              +2.53%
---------------------------------------------
  5-Year                              +6.46%
---------------------------------------------
  Since Inception (5/1/95)            +5.45%
---------------------------------------------

CLASS C (5/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                        New Jersey        Brothers
                         Tax-Free         Municipal
       Date            Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     5/1/1995             $10,000           $10,000        $10,000
    5/31/1995             $10,273           $10,319        $10,020
    6/30/1995             $10,209           $10,229        $10,039
    7/31/1995             $10,271           $10,326        $10,039
    8/31/1995             $10,374           $10,457        $10,066
    9/30/1995             $10,442           $10,523        $10,086
   10/31/1995             $10,584           $10,676        $10,118
   11/30/1995             $10,738           $10,853        $10,112
   12/31/1995             $10,834           $10,957        $10,105
    1/31/1996             $10,888           $11,040        $10,165
    2/29/1996             $10,804           $10,966        $10,197
    3/31/1996             $10,680           $10,825        $10,250
    4/30/1996             $10,660           $10,795        $10,290
    5/31/1996             $10,670           $10,791        $10,309
    6/30/1996             $10,778           $10,908        $10,316
    7/31/1996             $10,863           $11,007        $10,336
    8/31/1996             $10,833           $11,004        $10,355
    9/30/1996             $10,982           $11,158        $10,388
   10/31/1996             $11,077           $11,285        $10,421
   11/30/1996             $11,243           $11,491        $10,441
   12/31/1996             $11,202           $11,443        $10,441
    1/31/1997             $11,202           $11,464        $10,474
    2/28/1997             $11,298           $11,569        $10,507
    3/31/1997             $11,191           $11,415        $10,533
    4/30/1997             $11,274           $11,511        $10,546
    5/31/1997             $11,393           $11,684        $10,540
    6/30/1997             $11,491           $11,808        $10,553
    7/31/1997             $11,764           $12,136        $10,566
    8/31/1997             $11,672           $12,022        $10,586
    9/30/1997             $11,788           $12,164        $10,612
   10/31/1997             $11,857           $12,243        $10,639
   11/30/1997             $11,931           $12,315        $10,632
   12/31/1997             $12,090           $12,494        $10,619
    1/31/1998             $12,178           $12,623        $10,639
    2/28/1998             $12,184           $12,627        $10,658
    3/31/1998             $12,203           $12,638        $10,678
    4/30/1998             $12,156           $12,581        $10,698
    5/31/1998             $12,325           $12,780        $10,718
    6/30/1998             $12,370           $12,831        $10,731
    7/31/1998             $12,391           $12,863        $10,744
    8/31/1998             $12,554           $13,062        $10,757
    9/30/1998             $12,671           $13,224        $10,770
   10/31/1998             $12,700           $13,224        $10,797
   11/30/1998             $12,716           $13,270        $10,797
   12/31/1998             $12,751           $13,304        $10,790
    1/31/1999             $12,851           $13,462        $10,816
    2/28/1999             $12,802           $13,403        $10,829
    3/31/1999             $12,834           $13,422        $10,862
    4/30/1999             $12,859           $13,455        $10,941
    5/31/1999             $12,796           $13,377        $10,941
    6/30/1999             $12,635           $13,185        $10,941
    7/31/1999             $12,669           $13,233        $10,974
    8/31/1999             $12,493           $13,127        $11,001
    9/30/1999             $12,441           $13,132        $11,053
   10/31/1999             $12,281           $12,990        $11,073
   11/30/1999             $12,378           $13,128        $11,080
   12/31/1999             $12,252           $13,030        $11,080
    1/31/2000             $12,156           $12,974        $11,113
    2/29/2000             $12,326           $13,124        $11,178
    3/31/2000             $12,610           $13,411        $11,271
    4/30/2000             $12,514           $13,332        $11,277
    5/31/2000             $12,423           $13,263        $11,290
    6/30/2000             $12,743           $13,614        $11,350
    7/31/2000             $12,920           $13,803        $11,376
    8/31/2000             $13,109           $14,016        $11,376
    9/30/2000             $13,030           $13,943        $11,435
   10/31/2000             $13,176           $14,095        $11,455
   11/30/2000             $13,271           $14,202        $11,461
   12/31/2000             $13,586           $14,553        $11,455
    1/31/2001             $13,649           $14,697        $11,527
    2/28/2001             $13,756           $14,744        $11,573
    3/31/2001             $13,844           $14,876        $11,600
    4/30/2001             $13,708           $14,715        $11,646
    5/31/2001             $13,854           $14,873        $11,698
    6/30/2001             $13,962           $14,973        $11,718
    7/31/2001             $14,171           $15,194        $11,685
    8/31/2001             $14,352           $15,445        $11,685
    9/30/2001             $14,266           $15,393        $11,738
   10/31/2001             $14,417           $15,576        $11,698
   11/30/2001             $14,296           $15,445        $11,679
   12/31/2001             $14,153           $15,299        $11,633
    1/31/2002             $14,384           $15,564        $11,659
    2/28/2002             $14,555           $15,752        $11,705
    3/31/2002             $14,276           $15,443        $11,771
    4/30/2002             $14,516           $15,745        $11,837
    5/31/2002             $14,604           $15,841        $11,837
    6/30/2002             $14,725           $16,008        $11,843
    7/31/2002             $14,882           $16,214        $11,856
    8/31/2002             $15,042           $16,409        $11,896
    9/30/2002             $15,367           $16,768        $11,916
   10/31/2002             $15,044           $16,490        $11,935
   11/30/2002             $14,981           $16,422        $11,935
   12/31/2002             $15,300           $16,768        $11,909
    1/31/2003             $15,225           $16,726        $11,962
    2/28/2003             $15,402           $16,960        $12,054
    3/31/2003             $15,419           $16,970        $12,126
    4/30/2003             $15,521           $17,082        $12,100
    5/31/2003             $15,881           $17,482        $12,080
    6/30/2003             $15,803           $17,407        $12,093
    7/31/2003             $15,195           $16,798        $12,107
    8/31/2003             $15,305           $16,924        $12,153
    9/30/2003             $15,680           $17,421        $12,192
   10/31/2003             $15,630           $17,333        $12,179
   11/30/2003             $15,805           $17,514        $12,146
   12/31/2003             $15,938           $17,659        $12,133
    1/31/2004             $16,056           $17,760        $12,192
    2/29/2004             $16,287           $18,028        $12,258
    3/31/2004             $16,263           $17,965        $12,337
    4/30/2004             $15,851           $17,539        $12,377
    5/31/2004             $15,780           $17,476        $12,449
    6/30/2004             $15,862           $17,539        $12,488
    7/31/2004             $16,076           $17,770        $12,469
    8/31/2004             $16,359           $18,126        $12,475
    9/30/2004             $16,466           $18,222        $12,502
   10/31/2004             $16,610           $18,379        $12,567
   11/30/2004             $16,474           $18,228        $12,574
   12/31/2004             $16,678           $18,450        $12,528
    1/31/2005             $16,905           $18,623        $12,554
    2/28/2005             $16,858           $18,561        $12,627

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and New Jersey state personal income tax bracket of 40.83%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 73

Your Fund's Expenses

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.

   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


74 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                                 BEGINNING ACCOUNT     ENDING ACCOUNT     EXPENSES PAID DURING
  CLASS A                                          VALUE 8/31/04        VALUE 2/28/05    PERIOD* 8/31/04-2/28/05
-----------------------------------------------------------------------------------------------------------------
  Actual                                              $1,000              $1,033.80              $3.28
-----------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000              $1,021.57              $3.26
-----------------------------------------------------------------------------------------------------------------
  CLASS B
-----------------------------------------------------------------------------------------------------------------
  Actual                                              $1,000              $1,031.00              $5.99
-----------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000              $1,018.89              $5.96
-----------------------------------------------------------------------------------------------------------------
  CLASS C
-----------------------------------------------------------------------------------------------------------------
  Actual                                              $1,000              $1,030.80              $6.04
-----------------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)            $1,000              $1,018.84              $6.01

* Expenses are equal to the annualized expense ratio for each class (A: 0.65%;
B: 1.19%; and C: 1.20%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 75

Franklin Oregon Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Oregon Tax-Free Income Fund seeks to provide high, current income exempt from federal and Oregon state personal income taxes consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/05**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ........................... 34.5%
AA ............................ 24.0%
A ............................. 12.5%
BBB ...........................  4.9%
Below Investment Grade ........  2.1%
Not Rated by S&P .............. 22.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS               MOODY'S    FITCH  INTERNAL
AAA or Aaa               12.4%      --       0.7%
AA or Aa                  6.9%      --        --
A                         0.6%      --        --
BBB or Baa                0.5%     0.6%       --
Below Investment Grade     --        --      0.3%
-------------------------------------------------
Total                    20.4%     0.6%      1.0%

--------------------------------------------------------------------------------

This annual report for Franklin Oregon Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 178.


76 | Annual Report

DIVIDEND DISTRIBUTIONS(2)
Franklin Oregon Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                         DIVIDEND PER SHARE
                                                   -----------------------------
  MONTH                                               CLASS A        CLASS C
--------------------------------------------------------------------------------
  March                                              4.42 cents     3.88 cents
--------------------------------------------------------------------------------
  April                                              4.42 cents     3.88 cents
--------------------------------------------------------------------------------
  May                                                4.42 cents     3.88 cents
--------------------------------------------------------------------------------
  June                                               4.42 cents     3.88 cents
--------------------------------------------------------------------------------
  July                                               4.42 cents     3.88 cents
--------------------------------------------------------------------------------
  August                                             4.42 cents     3.88 cents
--------------------------------------------------------------------------------
  September                                          4.42 cents     3.89 cents
--------------------------------------------------------------------------------
  October                                            4.42 cents     3.89 cents
--------------------------------------------------------------------------------
  November                                           4.42 cents     3.89 cents
--------------------------------------------------------------------------------
  December                                           4.36 cents     3.81 cents
--------------------------------------------------------------------------------
  January                                            4.36 cents     3.81 cents
--------------------------------------------------------------------------------
  February                                           4.36 cents     3.81 cents
--------------------------------------------------------------------------------
  TOTAL                                             52.86 CENTS    46.38 CENTS
--------------------------------------------------------------------------------

Class A share price, as measured by net asset value, declined from $11.95 on February 29, 2004, to $11.90 on February 28, 2005. The Fund's Class A shares paid dividends totaling 52.86 cents per share for the same period.(2) The Performance Summary beginning on page 79 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.16% based on an annualization of the current 4.31 cent per share dividend and the maximum offering price of $12.43 on February 28, 2005. An investor in the 2005 maximum combined federal and Oregon state personal income tax bracket of 40.85% would need to earn a distribution rate of 7.03% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Oregon's economy made some progress with several industries posting strong growth. As a major high-technology center, the state was exposed to greater employment volatility, but dominant sectors including semiconductors and computer and electronic manufacturing added jobs during the reporting period. Construction also made significant gains, boosted by population growth and low mortgage rates. In 2004, Oregon's diversified economic base delivered

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 77

PORTFOLIO BREAKDOWN
Franklin Oregon Tax-Free Income Fund
2/28/05

--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS*
--------------------------------------------------
  General Obligation                        27.9%
--------------------------------------------------
  Transportation                            16.3%
--------------------------------------------------
  Prerefunded                               13.2%
--------------------------------------------------
  Utilities                                  8.5%
--------------------------------------------------
  Hospital & Health Care                     7.3%
--------------------------------------------------
  Higher Education                           6.9%
--------------------------------------------------
  Housing                                    6.6%
--------------------------------------------------
  Subject to Government Appropriations       5.3%
--------------------------------------------------
  Other Revenue                              4.7%
--------------------------------------------------
  Corporate-Backed                           2.1%
--------------------------------------------------
  Tax-Supported                              1.2%
--------------------------------------------------

* Does not include short-term investments and other net assets.

the strongest job growth rate since 1989, which marked a turning point in its recession-weakened job market. Employment growth was forecast to continue based on expected strong population and economic growth. The state's business-friendly attributes such as low cost of doing business and low overall energy costs attract companies. However, as of February 2005, Oregon's 6.6% unemployment rate remained higher than the 5.4% national rate.(3)

Facing a prolonged economic slowdown, Oregon implemented corrective budget actions including cost reductions and revenue enhancements to stabilize its financial position. Cuts in education, various human services programs and public safety programs as well as elimination of positions and salary freezes brought about a balanced 2003-2005 biennium budget. However, the requirement to return excess revenues to taxpayers made it difficult to save for unanticipated shortfalls.

Oregon managed a rising but still low debt burden. Independent rating agency Standard & Poor's assigned an AA- rating to the state's general obligation bonds, reflecting the state's strong fiscal controls that compensate for constitutional restrictions and low budget reserves.(4)

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

(3) Source: Bureau of Labor Statistics.

(4) This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


78 | Annual Report

Performance Summary as of 2/28/05

FRANKLIN OREGON TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------
  CLASS A                                                   CHANGE       2/28/05       2/29/04
-----------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                     -$0.05        $11.90        $11.95
-----------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
-----------------------------------------------------------------------------------------------
  Dividend Income                              $0.5286
-----------------------------------------------------------------------------------------------
  CLASS C                                                   CHANGE       2/28/05       2/29/04
-----------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                     -$0.05        $12.01        $12.06
-----------------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
-----------------------------------------------------------------------------------------------
  Dividend Income                              $0.4638
-----------------------------------------------------------------------------------------------

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------
  CLASS A                                                   1-YEAR       5-YEAR        10-YEAR
----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +4.15%      +39.48%        +75.27%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             -0.27%       +5.96%         +5.31%
----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        -0.80%       +5.37%         +5.16%
----------------------------------------------------------------------------------------------------
      Distribution Rate(4)                        4.16%
----------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)     7.03%
----------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)                3.46%
----------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                 5.85%
----------------------------------------------------------------------------------------------------
  CLASS C                                                   1-YEAR       5-YEAR   INCEPTION (5/1/95)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                 +3.55%      +35.84%        +65.08%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                             +2.55%       +6.32%         +5.23%
----------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                        +2.02%       +5.71%         +5.12%
----------------------------------------------------------------------------------------------------
      Distribution Rate(4)                        3.72%
----------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)     6.29%
----------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)                3.07%
----------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)                 5.19%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 79

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
 CLASS A                            2/28/05
--------------------------------------------
 1-Year                               -0.27%
--------------------------------------------
 5-Year                               +5.96%
--------------------------------------------
 10-Year                              +5.31%
--------------------------------------------

CLASS A (3/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                          Oregon          Brothers
                         Tax-Free         Municipal
       Date            Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     3/1/1995             $ 9,573          $10,000         $10,000
    3/31/1995             $ 9,664          $10,115         $10,033
    4/30/1995             $ 9,679          $10,127         $10,066
    5/31/1995             $ 9,924          $10,450         $10,086
    6/30/1995             $ 9,850          $10,359         $10,106
    7/31/1995             $ 9,914          $10,457         $10,106
    8/31/1995             $10,037          $10,589         $10,133
    9/30/1995             $10,089          $10,656         $10,152
   10/31/1995             $10,224          $10,811         $10,186
   11/30/1995             $10,369          $10,991         $10,179
   12/31/1995             $10,440          $11,096         $10,172
    1/31/1996             $10,506          $11,180         $10,232
    2/29/1996             $10,453          $11,105         $10,265
    3/31/1996             $10,345          $10,963         $10,318
    4/30/1996             $10,348          $10,932         $10,358
    5/31/1996             $10,361          $10,928         $10,378
    6/30/1996             $10,470          $11,047         $10,384
    7/31/1996             $10,537          $11,147         $10,404
    8/31/1996             $10,546          $11,144         $10,424
    9/30/1996             $10,669          $11,300         $10,457
   10/31/1996             $10,757          $11,428         $10,490
   11/30/1996             $10,897          $11,637         $10,510
   12/31/1996             $10,890          $11,588         $10,510
    1/31/1997             $10,904          $11,610         $10,543
    2/28/1997             $10,990          $11,716         $10,577
    3/31/1997             $10,907          $11,560         $10,603
    4/30/1997             $10,983          $11,657         $10,616
    5/31/1997             $11,103          $11,832         $10,610
    6/30/1997             $11,192          $11,958         $10,623
    7/31/1997             $11,434          $12,289         $10,636
    8/31/1997             $11,395          $12,174         $10,656
    9/30/1997             $11,504          $12,319         $10,683
   10/31/1997             $11,569          $12,398         $10,709
   11/30/1997             $11,646          $12,471         $10,702
   12/31/1997             $11,788          $12,653         $10,689
    1/31/1998             $11,880          $12,783         $10,709
    2/28/1998             $11,892          $12,787         $10,729
    3/31/1998             $11,898          $12,799         $10,749
    4/30/1998             $11,886          $12,741         $10,769
    5/31/1998             $12,029          $12,942         $10,789
    6/30/1998             $12,070          $12,994         $10,802
    7/31/1998             $12,098          $13,026         $10,815
    8/31/1998             $12,254          $13,227         $10,828
    9/30/1998             $12,375          $13,392         $10,842
   10/31/1998             $12,348          $13,392         $10,868
   11/30/1998             $12,401          $13,439         $10,868
   12/31/1998             $12,429          $13,473         $10,861
    1/31/1999             $12,545          $13,633         $10,888
    2/28/1999             $12,501          $13,573         $10,901
    3/31/1999             $12,539          $13,592         $10,934
    4/30/1999             $12,557          $13,626         $11,014
    5/31/1999             $12,488          $13,547         $11,014
    6/30/1999             $12,297          $13,352         $11,014
    7/31/1999             $12,335          $13,401         $11,047
    8/31/1999             $12,175          $13,293         $11,074
    9/30/1999             $12,149          $13,299         $11,127
   10/31/1999             $11,950          $13,155         $11,146
   11/30/1999             $12,073          $13,295         $11,153
   12/31/1999             $11,951          $13,196         $11,153
    1/31/2000             $11,882          $13,138         $11,186
    2/29/2000             $12,033          $13,291         $11,252
    3/31/2000             $12,308          $13,581         $11,345
    4/30/2000             $12,227          $13,501         $11,352
    5/31/2000             $12,153          $13,431         $11,365
    6/30/2000             $12,477          $13,787         $11,425
    7/31/2000             $12,648          $13,979         $11,451
    8/31/2000             $12,852          $14,194         $11,451
    9/30/2000             $12,766          $14,120         $11,511
   10/31/2000             $12,893          $14,274         $11,531
   11/30/2000             $12,971          $14,382         $11,537
   12/31/2000             $13,266          $14,738         $11,531
    1/31/2001             $13,335          $14,884         $11,604
    2/28/2001             $13,389          $14,931         $11,650
    3/31/2001             $13,494          $15,065         $11,677
    4/30/2001             $13,353          $14,901         $11,723
    5/31/2001             $13,481          $15,062         $11,776
    6/30/2001             $13,583          $15,163         $11,796
    7/31/2001             $13,801          $15,387         $11,763
    8/31/2001             $14,013          $15,641         $11,763
    9/30/2001             $13,921          $15,588         $11,816
   10/31/2001             $14,092          $15,774         $11,776
   11/30/2001             $13,975          $15,641         $11,756
   12/31/2001             $13,823          $15,493         $11,710
    1/31/2002             $14,023          $15,762         $11,736
    2/28/2002             $14,187          $15,952         $11,783
    3/31/2002             $13,946          $15,639         $11,849
    4/30/2002             $14,193          $15,945         $11,915
    5/31/2002             $14,261          $16,041         $11,915
    6/30/2002             $14,388          $16,211         $11,922
    7/31/2002             $14,550          $16,420         $11,935
    8/31/2002             $14,692          $16,617         $11,975
    9/30/2002             $15,000          $16,981         $11,995
   10/31/2002             $14,691          $16,699         $12,015
   11/30/2002             $14,644          $16,630         $12,015
   12/31/2002             $14,947          $16,981         $11,988
    1/31/2003             $14,889          $16,938         $12,041
    2/28/2003             $15,085          $17,175         $12,134
    3/31/2003             $15,082          $17,185         $12,207
    4/30/2003             $15,190          $17,299         $12,180
    5/31/2003             $15,586          $17,704         $12,160
    6/30/2003             $15,552          $17,628         $12,174
    7/31/2003             $15,006          $17,011         $12,187
    8/31/2003             $15,112          $17,138         $12,233
    9/30/2003             $15,501          $17,642         $12,273
   10/31/2003             $15,443          $17,553         $12,260
   11/30/2003             $15,629          $17,736         $12,227
   12/31/2003             $15,769          $17,883         $12,213
    1/31/2004             $15,869          $17,986         $12,273
    2/29/2004             $16,124          $18,256         $12,339
    3/31/2004             $16,121          $18,193         $12,419
    4/30/2004             $15,749          $17,762         $12,459
    5/31/2004             $15,709          $17,697         $12,531
    6/30/2004             $15,760          $17,762         $12,571
    7/31/2004             $15,972          $17,996         $12,551
    8/31/2004             $16,255          $18,356         $12,558
    9/30/2004             $16,343          $18,454         $12,584
   10/31/2004             $16,511          $18,612         $12,651
   11/30/2004             $16,379          $18,459         $12,657
   12/31/2004             $16,610          $18,684         $12,611
    1/31/2005             $16,821          $18,859         $12,638
    2/28/2005             $16,779          $18,796         $12,710

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
  CLASS C                            2/28/05
---------------------------------------------
  1-Year                               +2.55%
---------------------------------------------
  5-Year                               +6.32%
---------------------------------------------
  Since Inception (5/1/95)             +5.23%
---------------------------------------------

  CLASS C (5/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                          Oregon          Brothers
                         Tax-Free         Municipal
       Date            Income Fund      Bond Index(7)       CPI(7)
----------------       ------------     -------------    -----------
     5/1/1995             $10,000          $10,000         $10,000
    5/31/1995             $10,273          $10,319         $10,020
    6/30/1995             $10,190          $10,229         $10,039
    7/31/1995             $10,250          $10,326         $10,039
    8/31/1995             $10,380          $10,457         $10,066
    9/30/1995             $10,429          $10,523         $10,086
   10/31/1995             $10,562          $10,676         $10,118
   11/30/1995             $10,706          $10,853         $10,112
   12/31/1995             $10,782          $10,957         $10,105
    1/31/1996             $10,845          $11,040         $10,165
    2/29/1996             $10,789          $10,966         $10,197
    3/31/1996             $10,674          $10,825         $10,250
    4/30/1996             $10,661          $10,795         $10,290
    5/31/1996             $10,679          $10,791         $10,309
    6/30/1996             $10,786          $10,908         $10,316
    7/31/1996             $10,850          $11,007         $10,336
    8/31/1996             $10,855          $11,004         $10,355
    9/30/1996             $10,975          $11,158         $10,388
   10/31/1996             $11,061          $11,285         $10,421
   11/30/1996             $11,209          $11,491         $10,441
   12/31/1996             $11,188          $11,443         $10,441
    1/31/1997             $11,206          $11,464         $10,474
    2/28/1997             $11,287          $11,569         $10,507
    3/31/1997             $11,197          $11,415         $10,533
    4/30/1997             $11,269          $11,511         $10,546
    5/31/1997             $11,386          $11,684         $10,540
    6/30/1997             $11,472          $11,808         $10,553
    7/31/1997             $11,714          $12,136         $10,566
    8/31/1997             $11,679          $12,022         $10,586
    9/30/1997             $11,785          $12,164         $10,612
   10/31/1997             $11,845          $12,243         $10,639
   11/30/1997             $11,909          $12,315         $10,632
   12/31/1997             $12,058          $12,494         $10,619
    1/31/1998             $12,146          $12,623         $10,639
    2/28/1998             $12,152          $12,627         $10,658
    3/31/1998             $12,152          $12,638         $10,678
    4/30/1998             $12,125          $12,581         $10,698
    5/31/1998             $12,274          $12,780         $10,718
    6/30/1998             $12,310          $12,831         $10,731
    7/31/1998             $12,331          $12,863         $10,744
    8/31/1998             $12,484          $13,062         $10,757
    9/30/1998             $12,601          $13,224         $10,770
   10/31/1998             $12,567          $13,224         $10,797
   11/30/1998             $12,615          $13,270         $10,797
   12/31/1998             $12,639          $13,304         $10,790
    1/31/1999             $12,750          $13,462         $10,816
    2/28/1999             $12,710          $13,403         $10,829
    3/31/1999             $12,731          $13,422         $10,862
    4/30/1999             $12,754          $13,455         $10,941
    5/31/1999             $12,667          $13,377         $10,941
    6/30/1999             $12,478          $13,185         $10,941
    7/31/1999             $12,501          $13,233         $10,974
    8/31/1999             $12,343          $13,127         $11,001
    9/30/1999             $12,300          $13,132         $11,053
   10/31/1999             $12,104          $12,990         $11,073
   11/30/1999             $12,211          $13,128         $11,080
   12/31/1999             $12,094          $13,030         $11,080
    1/31/2000             $12,008          $12,974         $11,113
    2/29/2000             $12,154          $13,124         $11,178
    3/31/2000             $12,436          $13,411         $11,271
    4/30/2000             $12,349          $13,332         $11,277
    5/31/2000             $12,268          $13,263         $11,290
    6/30/2000             $12,576          $13,614         $11,350
    7/31/2000             $12,752          $13,803         $11,376
    8/31/2000             $12,949          $14,016         $11,376
    9/30/2000             $12,857          $13,943         $11,435
   10/31/2000             $12,978          $14,095         $11,455
   11/30/2000             $13,050          $14,202         $11,461
   12/31/2000             $13,339          $14,553         $11,455
    1/31/2001             $13,402          $14,697         $11,527
    2/28/2001             $13,438          $14,744         $11,573
    3/31/2001             $13,561          $14,876         $11,600
    4/30/2001             $13,411          $14,715         $11,646
    5/31/2001             $13,532          $14,873         $11,698
    6/30/2001             $13,616          $14,973         $11,718
    7/31/2001             $13,838          $15,194         $11,685
    8/31/2001             $14,043          $15,445         $11,685
    9/30/2001             $13,933          $15,393         $11,738
   10/31/2001             $14,096          $15,576         $11,698
   11/30/2001             $13,975          $15,445         $11,679
   12/31/2001             $13,817          $15,299         $11,633
    1/31/2002             $14,009          $15,564         $11,659
    2/28/2002             $14,179          $15,752         $11,705
    3/31/2002             $13,933          $15,443         $11,771
    4/30/2002             $14,170          $15,745         $11,837
    5/31/2002             $14,231          $15,841         $11,837
    6/30/2002             $14,351          $16,008         $11,843
    7/31/2002             $14,517          $16,214         $11,856
    8/31/2002             $14,639          $16,409         $11,896
    9/30/2002             $14,938          $16,768         $11,916
   10/31/2002             $14,626          $16,490         $11,935
   11/30/2002             $14,573          $16,422         $11,935
   12/31/2002             $14,877          $16,768         $11,909
    1/31/2003             $14,814          $16,726         $11,962
    2/28/2003             $15,002          $16,960         $12,054
    3/31/2003             $14,979          $16,970         $12,126
    4/30/2003             $15,091          $17,082         $12,100
    5/31/2003             $15,475          $17,482         $12,080
    6/30/2003             $15,433          $17,407         $12,093
    7/31/2003             $14,888          $16,798         $12,107
    8/31/2003             $14,973          $16,924         $12,153
    9/30/2003             $15,347          $17,421         $12,192
   10/31/2003             $15,295          $17,333         $12,179
   11/30/2003             $15,470          $17,514         $12,146
   12/31/2003             $15,615          $17,659         $12,133
    1/31/2004             $15,692          $17,760         $12,192
    2/29/2004             $15,949          $18,028         $12,258
    3/31/2004             $15,938          $17,965         $12,337
    4/30/2004             $15,552          $17,539         $12,377
    5/31/2004             $15,507          $17,476         $12,449
    6/30/2004             $15,563          $17,539         $12,488
    7/31/2004             $15,749          $17,770         $12,469
    8/31/2004             $16,019          $18,126         $12,475
    9/30/2004             $16,110          $18,222         $12,502
   10/31/2004             $16,268          $18,379         $12,567
   11/30/2004             $16,117          $18,228         $12,574
   12/31/2004             $16,347          $18,450         $12,528
    1/31/2005             $16,547          $18,623         $12,554
    2/28/2005             $16,508          $18,561         $12,627


80 | Annual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Oregon state personal income tax bracket of 40.85%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


                                                              Annual Report | 81

Your Fund's Expenses

FRANKLIN OREGON TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.

   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


82 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                     VALUE 8/31/04     VALUE 2/28/05    PERIOD* 8/31/04-2/28/05
---------------------------------------------------------------------------------------------------------
  Actual                                         $1,000           $1,033.20               $3.33
---------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000           $1,021.52               $3.31
---------------------------------------------------------------------------------------------------------
  CLASS C
---------------------------------------------------------------------------------------------------------
  Actual                                         $1,000           $1,031.00               $6.09
---------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000           $1,018.79               $6.06
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                              Annual Report | 83

Franklin Pennsylvania Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Pennsylvania Tax-Free Income Fund seeks to provide high, current income exempt from federal and Pennsylvania state personal income taxes consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
  PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/05**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ........................... 64.4%
AA ............................  4.8%
A .............................  7.3%
BBB ...........................  9.8%
Not Rated by S&P .............. 13.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

** Does not include short-term investments and other net assets.

RATINGS                       MOODY'S   INTERNAL
AAA or Aaa                       12.3%       0.5%
A                                 0.4%        --
BBB or Baa                        0.5%        --
-------------------------------------------------
Total                            13.2%       0.5%

--------------------------------------------------------------------------------

This annual report for Franklin Pennsylvania Tax-Free Income Fund covers the fiscal year ended February 28, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price move in opposite directions, as municipal bond yields rose bond prices fell for the 12-month reporting period. The Fund's Class A share price, as measured by net asset value, declined from $10.62 on

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 187.


84 | ANNUAL REPORT

DIVIDEND DISTRIBUTIONS(2)
Franklin Pennsylvania Tax-Free Income Fund
3/1/04-2/28/05

--------------------------------------------------------------------------------
                                                 DIVIDEND PER SHARE
                                     -------------------------------------------
  MONTH                                CLASS A        CLASS B        CLASS C
--------------------------------------------------------------------------------
  March                               3.82 cents     3.33 cents     3.34 cents
--------------------------------------------------------------------------------
  April                               3.82 cents     3.33 cents     3.34 cents
--------------------------------------------------------------------------------
  May                                 3.82 cents     3.33 cents     3.34 cents
--------------------------------------------------------------------------------
  June                                3.82 cents     3.34 cents     3.34 cents
--------------------------------------------------------------------------------
  July                                3.82 cents     3.34 cents     3.34 cents
--------------------------------------------------------------------------------
  August                              3.82 cents     3.34 cents     3.34 cents
--------------------------------------------------------------------------------
  September                           3.87 cents     3.40 cents     3.39 cents
--------------------------------------------------------------------------------
  October                             3.87 cents     3.40 cents     3.39 cents
--------------------------------------------------------------------------------
  November                            3.87 cents     3.40 cents     3.39 cents
--------------------------------------------------------------------------------
  December                            3.87 cents     3.39 cents     3.38 cents
--------------------------------------------------------------------------------
  January                             3.87 cents     3.39 cents     3.38 cents
--------------------------------------------------------------------------------
  February                            3.87 cents     3.39 cents     3.38 cents
--------------------------------------------------------------------------------
  TOTAL                              46.14 CENTS    40.38 CENTS    40.35 CENTS
--------------------------------------------------------------------------------

February 29, 2004, to $10.48 on February 28, 2005. The Fund's Class A shares paid dividends totaling 46.14 cents per share for the same period.(2) The Performance Summary beginning on page 87 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.24% based on an annualization of the current 3.87 cent per share dividend and the maximum offering price of $10.95 on February 28, 2005. An investor in the 2005 maximum combined federal and Pennsylvania state personal income tax bracket of 37.00% would need to earn a distribution rate of 6.73% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

COMMONWEALTH UPDATE

Pennsylvania's diverse, urbanized economy experienced uneven recovery during the reporting period. The recovery benefited from the shift to a more balanced economic base from an industrial-heavy core, with the Philadelphia-centric eastern half gaining more substantial growth than the Pittsburgh-anchored western half. Labor force declines helped keep the elevated unemployment rate in check

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                              Annual Report | 85

PORTFOLIO BREAKDOWN
Franklin Pennsylvania Tax-Free
Income Fund
2/28/05

--------------------------------------------------
                                       % OF TOTAL
                            LONG-TERM INVESTMENTS*
--------------------------------------------------
  General Obligation                        19.9%
--------------------------------------------------
  Hospital & Health Care                    15.9%
--------------------------------------------------
  Prerefunded                               15.3%
--------------------------------------------------
  Transportation                            14.3%
--------------------------------------------------
  Higher Education                          10.1%
--------------------------------------------------
  Subject to Government Appropriations       8.6%
--------------------------------------------------
  Utilities                                  6.7%
--------------------------------------------------
  Housing                                    3.7%
--------------------------------------------------
  Corporate-Backed                           3.2%
--------------------------------------------------
  Other Revenue                              2.2%
--------------------------------------------------
  Tax-Supported                              0.1%
--------------------------------------------------

* Does not include short-term investments and other net assets.

at 5.2% as of February 2005.(3) Slow job generation dimmed the employment picture, and in response, the governor introduced an economic stimulus plan. Combined with private investments, the plan funds redevelopment of recession-distressed areas, aiming to attract businesses to create jobs.

Responsive financial management has been evident in Pennsylvania's balanced operations year after year. Faced with dwindling tax receipts during the recent recession, the commonwealth proactively cut costs and increased personal income and cigarette taxes to avoid excessive use of onetime revenues. In fiscal year 2004, strong renewed revenue growth from corporate and personal income taxes contributed to a surplus, part of which was used to replenish depleted reserves. New legislation shifted a large portion of public school costs from local property taxes to the commonwealth, which will be funded by recently enacted legislation authorizing slot machines at racetracks. The change is not expected to directly affect the budget balance.

Pennsylvania managed a favorable, moderate debt profile, which may weaken with new debt issuance as part of the economic stimulus plan. Independent credit agency Standard & Poor's assigned the commonwealth's general obligation bonds an AA rating with a stable outlook.(4) The rating reflected the commonwealth's proactive efforts in managing resources and making necessary budget adjustments to maintain fiscal balance.

MANAGER'S DISCUSSION

We used various investment strategies during the year under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 9 for details.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

(3) Source: Bureau of Labor Statistics.

(4) This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


86 | Annual Report

Performance Summary as of 2/28/05

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------
  CLASS A                                           CHANGE      2/28/05      2/29/04
--------------------------------------------------------------------------------------
  Net Asset Value (NAV)                             -$0.14       $10.48       $10.62
--------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
--------------------------------------------------------------------------------------
  Dividend Income                     $0.4614
--------------------------------------------------------------------------------------
  CLASS B                                           CHANGE      2/28/05      2/29/04
--------------------------------------------------------------------------------------
  Net Asset Value (NAV)                             -$0.14       $10.51       $10.65
--------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
--------------------------------------------------------------------------------------
  Dividend Income                     $0.4038
--------------------------------------------------------------------------------------
  CLASS C                                           CHANGE      2/28/05      2/29/04
--------------------------------------------------------------------------------------
  Net Asset Value (NAV)                             -$0.13       $10.56       $10.69
--------------------------------------------------------------------------------------
  DISTRIBUTIONS (3/1/04-2/28/05)
--------------------------------------------------------------------------------------
  Dividend Income                     $0.4035
--------------------------------------------------------------------------------------


                                                              Annual Report | 87

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------
  CLASS A                                                   1-YEAR      5-YEAR              10-YEAR
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                +3.19%     +39.78%             +76.48%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                            -1.18%      +6.01%              +5.39%
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                       -1.24%      +5.42%              +5.25%
-------------------------------------------------------------------------------------------------------
      Distribution Rate(4)                      4.24%
-------------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)   6.73%
-------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)              3.35%
-------------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)               5.32%
-------------------------------------------------------------------------------------------------------
  CLASS B                                                   1-YEAR      5-YEAR       INCEPTION (2/1/00)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                +2.61%     +36.30%             +38.03%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                            -1.34%      +6.08%              +6.40%
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                       -1.46%      +5.48%              +6.20%
-------------------------------------------------------------------------------------------------------
      Distribution Rate(4)                      3.86%
-------------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)   6.13%
-------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)              2.95%
-------------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)               4.68%
-------------------------------------------------------------------------------------------------------
  CLASS C                                                   1-YEAR      5-YEAR       INCEPTION (5/1/95)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                +2.69%     +36.12%             +65.98%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return(2)                            +1.70%      +6.36%              +5.29%
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/05)(3)                       +1.58%      +5.75%              +5.18%
-------------------------------------------------------------------------------------------------------
      Distribution Rate(4)                      3.84%
-------------------------------------------------------------------------------------------------------
      Taxable Equivalent Distribution Rate(5)   6.09%
-------------------------------------------------------------------------------------------------------
      30-Day Standardized Yield(6)              2.95%
-------------------------------------------------------------------------------------------------------
      Taxable Equivalent Yield(5)               4.68%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


88 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
  CLASS A                  2/28/05
-----------------------------------
  1-Year                    -1.18%
-----------------------------------
  5-Year                    +6.01%
-----------------------------------
  10-Year                   +5.39%
-----------------------------------

CLASS A (3/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                       Pennsylvania       Brothers
                         Tax-Free         Municipal
        Date           Income Fund      Bond Index(7)      CPI(7)
 -------------        -------------     -------------    ---------
     3/1/1995             $ 9,576          $10,000        $10,000
    3/31/1995             $ 9,668          $10,115        $10,033
    4/30/1995             $ 9,685          $10,127        $10,066
    5/31/1995             $ 9,918          $10,450        $10,086
    6/30/1995             $ 9,883          $10,359        $10,106
    7/31/1995             $ 9,943          $10,457        $10,106
    8/31/1995             $10,031          $10,589        $10,133
    9/30/1995             $10,090          $10,656        $10,152
   10/31/1995             $10,203          $10,811        $10,186
   11/30/1995             $10,350          $10,991        $10,179
   12/31/1995             $10,447          $11,096        $10,172
    1/31/1996             $10,501          $11,180        $10,232
    2/29/1996             $10,452          $11,105        $10,265
    3/31/1996             $10,362          $10,963        $10,318
    4/30/1996             $10,354          $10,932        $10,358
    5/31/1996             $10,379          $10,928        $10,378
    6/30/1996             $10,478          $11,047        $10,384
    7/31/1996             $10,551          $11,147        $10,404
    8/31/1996             $10,551          $11,144        $10,424
    9/30/1996             $10,687          $11,300        $10,457
   10/31/1996             $10,780          $11,428        $10,490
   11/30/1996             $10,924          $11,637        $10,510
   12/31/1996             $10,917          $11,588        $10,510
    1/31/1997             $10,947          $11,610        $10,543
    2/28/1997             $11,031          $11,716        $10,577
    3/31/1997             $10,926          $11,560        $10,603
    4/30/1997             $11,019          $11,657        $10,616
    5/31/1997             $11,151          $11,832        $10,610
    6/30/1997             $11,261          $11,958        $10,623
    7/31/1997             $11,520          $12,289        $10,636
    8/31/1997             $11,441          $12,174        $10,656
    9/30/1997             $11,560          $12,319        $10,683
   10/31/1997             $11,638          $12,398        $10,709
   11/30/1997             $11,721          $12,471        $10,702
   12/31/1997             $11,894          $12,653        $10,689
    1/31/1998             $12,017          $12,783        $10,709
    2/28/1998             $12,015          $12,787        $10,729
    3/31/1998             $12,025          $12,799        $10,749
    4/30/1998             $12,007          $12,741        $10,769
    5/31/1998             $12,139          $12,942        $10,789
    6/30/1998             $12,204          $12,994        $10,802
    7/31/1998             $12,228          $13,026        $10,815
    8/31/1998             $12,365          $13,227        $10,828
    9/30/1998             $12,497          $13,392        $10,842
   10/31/1998             $12,472          $13,392        $10,868
   11/30/1998             $12,527          $13,439        $10,868
   12/31/1998             $12,547          $13,473        $10,861
    1/31/1999             $12,660          $13,633        $10,888
    2/28/1999             $12,629          $13,573        $10,901
    3/31/1999             $12,654          $13,592        $10,934
    4/30/1999             $12,694          $13,626        $11,014
    5/31/1999             $12,609          $13,547        $11,014
    6/30/1999             $12,459          $13,352        $11,014
    7/31/1999             $12,485          $13,401        $11,047
    8/31/1999             $12,299          $13,293        $11,074
    9/30/1999             $12,266          $13,299        $11,127
   10/31/1999             $12,032          $13,155        $11,146
   11/30/1999             $12,167          $13,295        $11,153
   12/31/1999             $12,035          $13,196        $11,153
    1/31/2000             $11,939          $13,138        $11,186
    2/29/2000             $12,093          $13,291        $11,252
    3/31/2000             $12,388          $13,581        $11,345
    4/30/2000             $12,315          $13,501        $11,352
    5/31/2000             $12,263          $13,431        $11,365
    6/30/2000             $12,576          $13,787        $11,425
    7/31/2000             $12,748          $13,979        $11,451
    8/31/2000             $12,961          $14,194        $11,451
    9/30/2000             $12,911          $14,120        $11,511
   10/31/2000             $13,024          $14,274        $11,531
   11/30/2000             $13,080          $14,382        $11,537
   12/31/2000             $13,344          $14,738        $11,531
    1/31/2001             $13,458          $14,884        $11,604
    2/28/2001             $13,512          $14,931        $11,650
    3/31/2001             $13,654          $15,065        $11,677
    4/30/2001             $13,501          $14,901        $11,723
    5/31/2001             $13,642          $15,062        $11,776
    6/30/2001             $13,738          $15,163        $11,796
    7/31/2001             $13,967          $15,387        $11,763
    8/31/2001             $14,192          $15,641        $11,763
    9/30/2001             $14,148          $15,588        $11,816
   10/31/2001             $14,309          $15,774        $11,776
   11/30/2001             $14,228          $15,641        $11,756
   12/31/2001             $14,067          $15,493        $11,710
    1/31/2002             $14,308          $15,762        $11,736
    2/28/2002             $14,461          $15,952        $11,783
    3/31/2002             $14,182          $15,639        $11,849
    4/30/2002             $14,418          $15,945        $11,915
    5/31/2002             $14,508          $16,041        $11,915
    6/30/2002             $14,662          $16,211        $11,922
    7/31/2002             $14,842          $16,420        $11,935
    8/31/2002             $15,001          $16,617        $11,975
    9/30/2002             $15,308          $16,981        $11,995
   10/31/2002             $15,082          $16,699        $12,015
   11/30/2002             $15,037          $16,630        $12,015
   12/31/2002             $15,334          $16,981        $11,988
    1/31/2003             $15,322          $16,938        $12,041
    2/28/2003             $15,509          $17,175        $12,134
    3/31/2003             $15,517          $17,185        $12,207
    4/30/2003             $15,652          $17,299        $12,180
    5/31/2003             $15,991          $17,704        $12,160
    6/30/2003             $15,947          $17,628        $12,174
    7/31/2003             $15,376          $17,011        $12,187
    8/31/2003             $15,489          $17,138        $12,233
    9/30/2003             $15,855          $17,642        $12,273
   10/31/2003             $15,795          $17,553        $12,260
   11/30/2003             $15,953          $17,736        $12,227
   12/31/2003             $16,064          $17,883        $12,213
    1/31/2004             $16,169          $17,986        $12,273
    2/29/2004             $16,389          $18,256        $12,339
    3/31/2004             $16,330          $18,193        $12,419
    4/30/2004             $15,969          $17,762        $12,459
    5/31/2004             $15,916          $17,697        $12,531
    6/30/2004             $15,934          $17,762        $12,571
    7/31/2004             $16,149          $17,996        $12,551
    8/31/2004             $16,417          $18,356        $12,558
    9/30/2004             $16,509          $18,454        $12,584
   10/31/2004             $16,661          $18,612        $12,651
   11/30/2004             $16,536          $18,459        $12,657
   12/31/2004             $16,742          $18,684        $12,611
    1/31/2005             $16,947          $18,859        $12,638
    2/28/2005             $16,900          $18,796        $12,710

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
  CLASS B                            2/28/05
---------------------------------------------
  1-Year                              -1.34%
---------------------------------------------
  5-Year                              +6.08%
---------------------------------------------
  Since Inception (2/1/00)            +6.40%
---------------------------------------------

CLASS B (2/1/00-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                       Pennsylvania       Brothers
                         Tax-Free         Municipal
        Date           Income Fund      Bond Index(7)      CPI(7)
 -------------        -------------     -------------    ---------
     2/1/2000             $10,000          $10,000        $10,000
    2/29/2000             $10,127          $10,116        $10,059
    3/31/2000             $10,370          $10,337        $10,142
    4/30/2000             $10,315          $10,276        $10,148
    5/31/2000             $10,255          $10,223        $10,160
    6/30/2000             $10,512          $10,494        $10,213
    7/31/2000             $10,662          $10,640        $10,237
    8/31/2000             $10,835          $10,804        $10,237
    9/30/2000             $10,787          $10,747        $10,290
   10/31/2000             $10,877          $10,865        $10,308
   11/30/2000             $10,919          $10,947        $10,314
   12/31/2000             $11,135          $11,217        $10,308
    1/31/2001             $11,225          $11,328        $10,373
    2/28/2001             $11,265          $11,364        $10,415
    3/31/2001             $11,377          $11,466        $10,438
    4/30/2001             $11,244          $11,342        $10,480
    5/31/2001             $11,357          $11,464        $10,527
    6/30/2001             $11,442          $11,541        $10,545
    7/31/2001             $11,627          $11,712        $10,515
    8/31/2001             $11,809          $11,905        $10,515
    9/30/2001             $11,767          $11,865        $10,563
   10/31/2001             $11,895          $12,006        $10,527
   11/30/2001             $11,823          $11,905        $10,509
   12/31/2001             $11,683          $11,792        $10,468
    1/31/2002             $11,877          $11,997        $10,492
    2/28/2002             $11,998          $12,141        $10,533
    3/31/2002             $11,762          $11,903        $10,592
    4/30/2002             $11,951          $12,136        $10,652
    5/31/2002             $12,020          $12,210        $10,652
    6/30/2002             $12,141          $12,339        $10,658
    7/31/2002             $12,284          $12,498        $10,669
    8/31/2002             $12,410          $12,648        $10,705
    9/30/2002             $12,658          $12,925        $10,723
   10/31/2002             $12,477          $12,711        $10,741
   11/30/2002             $12,434          $12,658        $10,741
   12/31/2002             $12,674          $12,925        $10,717
    1/31/2003             $12,646          $12,892        $10,764
    2/28/2003             $12,807          $13,072        $10,847
    3/31/2003             $12,807          $13,080        $10,912
    4/30/2003             $12,899          $13,167        $10,889
    5/31/2003             $13,186          $13,475        $10,871
    6/30/2003             $13,142          $13,418        $10,883
    7/31/2003             $12,668          $12,948        $10,895
    8/31/2003             $12,755          $13,045        $10,936
    9/30/2003             $13,048          $13,428        $10,972
   10/31/2003             $12,992          $13,361        $10,960
   11/30/2003             $13,117          $13,500        $10,930
   12/31/2003             $13,202          $13,612        $10,918
    1/31/2004             $13,282          $13,690        $10,972
    2/29/2004             $13,457          $13,896        $11,031
    3/31/2004             $13,415          $13,847        $11,102
    4/30/2004             $13,101          $13,519        $11,137
    5/31/2004             $13,053          $13,470        $11,203
    6/30/2004             $13,061          $13,519        $11,238
    7/31/2004             $13,243          $13,697        $11,220
    8/31/2004             $13,443          $13,972        $11,226
    9/30/2004             $13,513          $14,046        $11,250
   10/31/2004             $13,631          $14,167        $11,309
   11/30/2004             $13,522          $14,050        $11,315
   12/31/2004             $13,684          $14,221        $11,274
    1/31/2005             $13,844          $14,354        $11,297
    2/28/2005             $13,703          $14,307        $11,363


                                                              Annual Report | 89

AVERAGE ANNUAL TOTAL RETURN

---------------------------------------------
  CLASS C                            2/28/05
---------------------------------------------
  1-Year                              +1.70%
---------------------------------------------
  5-Year                              +6.36%
---------------------------------------------
  Since Inception (5/1/95)            +5.29%
---------------------------------------------

CLASS C (5/1/95-2/28/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Franklin          Lehman
                       Pennsylvania       Brothers
                         Tax-Free         Municipal
        Date           Income Fund      Bond Index(7)      CPI(7)
 -------------        -------------     -------------    ---------
     5/1/1995             $10,000          $10,000         $10,000
    5/31/1995             $10,255          $10,319         $10,020
    6/30/1995             $10,214          $10,229         $10,039
    7/31/1995             $10,271          $10,326         $10,039
    8/31/1995             $10,356          $10,457         $10,066
    9/30/1995             $10,423          $10,523         $10,086
   10/31/1995             $10,533          $10,676         $10,118
   11/30/1995             $10,670          $10,853         $10,112
   12/31/1995             $10,776          $10,957         $10,105
    1/31/1996             $10,825          $11,040         $10,165
    2/29/1996             $10,771          $10,966         $10,197
    3/31/1996             $10,674          $10,825         $10,250
    4/30/1996             $10,660          $10,795         $10,290
    5/31/1996             $10,691          $10,791         $10,309
    6/30/1996             $10,777          $10,908         $10,316
    7/31/1996             $10,858          $11,007         $10,336
    8/31/1996             $10,842          $11,004         $10,355
    9/30/1996             $10,976          $11,158         $10,388
   10/31/1996             $11,076          $11,285         $10,421
   11/30/1996             $11,217          $11,491         $10,441
   12/31/1996             $11,203          $11,443         $10,441
    1/31/1997             $11,229          $11,464         $10,474
    2/28/1997             $11,308          $11,569         $10,507
    3/31/1997             $11,196          $11,415         $10,533
    4/30/1997             $11,286          $11,511         $10,546
    5/31/1997             $11,415          $11,684         $10,540
    6/30/1997             $11,522          $11,808         $10,553
    7/31/1997             $11,780          $12,136         $10,566
    8/31/1997             $11,694          $12,022         $10,586
    9/30/1997             $11,809          $12,164         $10,612
   10/31/1997             $11,883          $12,243         $10,639
   11/30/1997             $11,973          $12,315         $10,632
   12/31/1997             $12,143          $12,494         $10,619
    1/31/1998             $12,250          $12,623         $10,639
    2/28/1998             $12,253          $12,627         $10,658
    3/31/1998             $12,258          $12,638         $10,678
    4/30/1998             $12,222          $12,581         $10,698
    5/31/1998             $12,363          $12,780         $10,718
    6/30/1998             $12,422          $12,831         $10,731
    7/31/1998             $12,429          $12,863         $10,744
    8/31/1998             $12,574          $13,062         $10,757
    9/30/1998             $12,691          $13,224         $10,770
   10/31/1998             $12,671          $13,224         $10,797
   11/30/1998             $12,721          $13,270         $10,797
   12/31/1998             $12,735          $13,304         $10,790
    1/31/1999             $12,843          $13,462         $10,816
    2/28/1999             $12,806          $13,403         $10,829
    3/31/1999             $12,837          $13,422         $10,862
    4/30/1999             $12,858          $13,455         $10,941
    5/31/1999             $12,767          $13,377         $10,941
    6/30/1999             $12,610          $13,185         $10,941
    7/31/1999             $12,632          $13,233         $10,974
    8/31/1999             $12,437          $13,127         $11,001
    9/30/1999             $12,397          $13,132         $11,053
   10/31/1999             $12,157          $12,990         $11,073
   11/30/1999             $12,286          $13,128         $11,080
   12/31/1999             $12,148          $13,030         $11,080
    1/31/2000             $12,046          $12,974         $11,113
    2/29/2000             $12,195          $13,124         $11,178
    3/31/2000             $12,486          $13,411         $11,271
    4/30/2000             $12,407          $13,332         $11,277
    5/31/2000             $12,349          $13,263         $11,290
    6/30/2000             $12,656          $13,614         $11,350
    7/31/2000             $12,823          $13,803         $11,376
    8/31/2000             $13,031          $14,016         $11,376
    9/30/2000             $12,975          $13,943         $11,435
   10/31/2000             $13,083          $14,095         $11,455
   11/30/2000             $13,134          $14,202         $11,461
   12/31/2000             $13,392          $14,553         $11,455
    1/31/2001             $13,499          $14,697         $11,527
    2/28/2001             $13,560          $14,744         $11,573
    3/31/2001             $13,681          $14,876         $11,600
    4/30/2001             $13,522          $14,715         $11,646
    5/31/2001             $13,670          $14,873         $11,698
    6/30/2001             $13,758          $14,973         $11,718
    7/31/2001             $13,980          $15,194         $11,685
    8/31/2001             $14,197          $15,445         $11,685
    9/30/2001             $14,147          $15,393         $11,738
   10/31/2001             $14,301          $15,576         $11,698
   11/30/2001             $14,214          $15,445         $11,679
   12/31/2001             $14,048          $15,299         $11,633
    1/31/2002             $14,279          $15,564         $11,659
    2/28/2002             $14,425          $15,752         $11,705
    3/31/2002             $14,142          $15,443         $11,771
    4/30/2002             $14,369          $15,745         $11,837
    5/31/2002             $14,450          $15,841         $11,837
    6/30/2002             $14,596          $16,008         $11,843
    7/31/2002             $14,769          $16,214         $11,856
    8/31/2002             $14,919          $16,409         $11,896
    9/30/2002             $15,216          $16,768         $11,916
   10/31/2002             $15,000          $16,490         $11,935
   11/30/2002             $14,949          $16,422         $11,935
   12/31/2002             $15,236          $16,768         $11,909
    1/31/2003             $15,216          $16,726         $11,962
    2/28/2003             $15,394          $16,960         $12,054
    3/31/2003             $15,394          $16,970         $12,126
    4/30/2003             $15,507          $17,082         $12,100
    5/31/2003             $15,849          $17,482         $12,080
    6/30/2003             $15,797          $17,407         $12,093
    7/31/2003             $15,228          $16,798         $12,107
    8/31/2003             $15,318          $16,924         $12,153
    9/30/2003             $15,668          $17,421         $12,192
   10/31/2003             $15,614          $17,333         $12,179
   11/30/2003             $15,763          $17,514         $12,146
   12/31/2003             $15,865          $17,659         $12,133
    1/31/2004             $15,960          $17,760         $12,192
    2/29/2004             $16,171          $18,028         $12,258
    3/31/2004             $16,106          $17,965         $12,337
    4/30/2004             $15,745          $17,539         $12,377
    5/31/2004             $15,687          $17,476         $12,449
    6/30/2004             $15,697          $17,539         $12,488
    7/31/2004             $15,899          $17,770         $12,469
    8/31/2004             $16,153          $18,126         $12,475
    9/30/2004             $16,236          $18,222         $12,502
   10/31/2004             $16,377          $18,379         $12,567
   11/30/2004             $16,248          $18,228         $12,574
   12/31/2004             $16,441          $18,450         $12,528
    1/31/2005             $16,632          $18,623         $12,554
    2/28/2005             $16,598          $18,561         $12,627

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Pennsylvania state personal income tax bracket of 37.00%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/05.

(7) Sources: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


90 | Annual Report

Your Fund's Expenses

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.

   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 91

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
  CLASS A                                     VALUE 8/31/04     VALUE 2/28/05    PERIOD* 8/31/04-2/28/05
---------------------------------------------------------------------------------------------------------
  Actual                                         $1,000           $1,030.00               $3.32
---------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000           $1,021.52               $3.31
---------------------------------------------------------------------------------------------------------
  CLASS B
---------------------------------------------------------------------------------------------------------
  Actual                                         $1,000           $1,027.20               $6.08
---------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000           $1,018.79               $6.06
---------------------------------------------------------------------------------------------------------
  CLASS C
---------------------------------------------------------------------------------------------------------
  Actual                                         $1,000           $1,028.00               $6.08
---------------------------------------------------------------------------------------------------------
  Hypothetical (5% return before expenses)       $1,000           $1,018.79               $6.06
---------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for each class (A: 0.66%;
B: 1.21%; and C: 1.21%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


92 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                     -----------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS A                                                 2005           2004(d)         2003           2002           2001
                                                     -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    11.21      $    10.88     $    10.76     $    10.83     $    10.31
                                                     -----------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ........................         0.50            0.52           0.54           0.55           0.57

 Net realized and unrealized gains (losses) ......        (0.01)           0.33           0.12          (0.06)          0.52
                                                     -----------------------------------------------------------------------
Total from investment operations .................         0.49            0.85           0.66           0.49           1.09

Less distributions from net investment income ....        (0.49)          (0.52)         (0.54)         (0.56)         (0.57)

Redemption fees ..................................           --(c)           --             --             --             --
                                                     -----------------------------------------------------------------------
Net asset value, end of year .....................   $    11.21      $    11.21     $    10.88     $    10.76     $    10.83
                                                     =======================================================================


Total return(b) ..................................         4.61%           8.00%          6.28%          4.63%         10.80%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  852,608      $  900,646     $  880,409     $  877,126     $  777,553

Ratios to average net assets:

 Expenses ........................................         0.63%           0.63%          0.63%          0.64%          0.64%

 Net investment income ...........................         4.52%           4.75%          5.00%          5.12%          5.39%

Portfolio turnover rate ..........................        27.99%          16.22%         24.94%         27.59%         24.38%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


                         Annual Report | See notes to financial statements. | 93

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONTINUED)

                                                     -----------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS B                                                 2005           2004(d)         2003           2002           2001
                                                     -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    11.26      $    10.93     $    10.81     $    10.86     $    10.32
                                                     -----------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ........................         0.44            0.46           0.48           0.50           0.52

 Net realized and unrealized gains (losses) ......           --            0.33           0.12          (0.05)          0.53
                                                     -----------------------------------------------------------------------
Total from investment operations .................         0.44            0.79           0.60           0.45           1.05

Less distributions from net investment income ....        (0.43)          (0.46)         (0.48)         (0.50)         (0.51)

Redemption fees ..................................           --(c)           --             --             --             --
                                                     -----------------------------------------------------------------------
Net asset value, end of year .....................   $    11.27      $    11.26     $    10.93     $    10.81     $    10.86
                                                     =======================================================================


Total return(b) ..................................         4.09%           7.28%          5.76%          4.22%         10.37%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   23,753      $   25,617     $   20,648     $   11,798     $    3,700

Ratios to average net assets:

 Expenses ........................................         1.18%           1.18%          1.18%          1.19%          1.19%

 Net investment income ...........................         3.97%           4.20%          4.45%          4.57%          4.82%

Portfolio turnover rate ..........................        27.99%          16.22%         24.94%         27.59%         24.38%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


94 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONTINUED)

                                                     -----------------------------------------------------------------------
                                                                               YEAR ENDED FEBRUARY 28,
CLASS C                                                 2005           2004(d)         2003           2002           2001
                                                     -----------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    11.31      $    10.97     $    10.85     $    10.90     $    10.38
                                                     -----------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ........................         0.44            0.46           0.48           0.50           0.52

 Net realized and unrealized gains (losses) ......           --            0.33           0.12          (0.05)          0.51
                                                     -----------------------------------------------------------------------
Total from investment operations .................         0.44            0.79           0.60           0.45           1.03

Less distributions from net investment income ....        (0.43)          (0.45)         (0.48)         (0.50)         (0.51)

Redemption fees ..................................           --(c)           --             --             --             --
                                                     -----------------------------------------------------------------------
Net asset value, end of year .....................   $    11.32      $    11.31     $    10.97     $    10.85     $    10.90
                                                     =======================================================================


Total return(b) ..................................         4.09%           7.42%          5.66%          4.21%         10.13%



RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   44,055      $   43,027     $   37,315     $   31,526     $   23,840

Ratios to average net assets:

 Expenses ........................................         1.18%           1.20%          1.16%          1.19%          1.19%

 Net investment income ...........................         3.97%           4.18%          4.47%          4.57%          4.84%

Portfolio turnover rate ..........................        27.99%          16.22%         24.94%         27.59%         24.38%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


                         Annual Report | See notes to financial statements. | 95

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.7%
  BONDS 98.7%
  ARIZONA 78.6%
  Arizona Educational Loan Marketing Corp. Revenue,
     Senior Series, 6.375%, 9/01/05 ............................................................   $  10,000,000    $  10,100,000
     Sub Series, 6.625%, 9/01/05 ...............................................................       1,000,000        1,003,370
  Arizona Health Facilities Authority Hospital System Revenue,
     John C. Lincoln Health Network, 5.75%, 12/01/32 ...........................................       3,280,000        3,426,255
     Phoenix Baptist Hospital, MBIA Insured, ETM, 6.25%, 9/01/11 ...............................       1,555,000        1,647,180
  Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A, 6.625%,
    7/01/20 ....................................................................................       6,390,000        7,271,948
  Arizona School Facilities Board Revenue, State School Improvement, 5.00%, 7/01/19 ............       2,000,000        2,154,740
  Arizona State Board of Regents COP, University of Arizona Main Campus, Series A-1,
    AMBAC Insured, 5.125%, 6/01/25 .............................................................       2,000,000        2,105,040
  Arizona State Municipal Financing Program COP,
     Dysart School, Series 22, BIG Insured, ETM, 7.875%, 8/01/05 ...............................       1,350,000        1,382,089
     Refunding, Series 14, AMBAC Insured, 5.00%, 8/01/33 .......................................       1,000,000        1,031,170
     Series 20, BIG Insured, ETM, 7.625%, 8/01/06 ..............................................       2,240,000        2,340,554
  Arizona State University COP,
     Arizona State University Project-2002, MBIA Insured, 5.00%, 7/01/20 .......................       5,475,000        5,805,197
     Arizona State University Project-2002, MBIA Insured, 5.00%, 7/01/21 .......................       5,965,000        6,297,668
     Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/23 .......................       3,545,000        3,760,323
     Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/24 .......................       1,875,000        1,982,812
     Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/25 .......................       2,640,000        2,786,678
     Downtown Campus/Mercado Project, Series A, MBIA Insured, 5.80%, 7/01/24 ...................       1,350,000        1,439,653
     Research Infrastructure Projects, AMBAC Insured, 5.00%, 9/01/30 ...........................      17,250,000       17,964,495
     Research Infrastructure Projects, Series A, AMBAC Insured, 5.00%, 9/01/27 .................       2,165,000        2,267,340
  Arizona State University Revenue, FGIC Insured,
     5.00%, 7/01/23 ............................................................................       2,890,000        3,038,084
     5.00%, 7/01/25 ............................................................................       2,250,000        2,353,725
     5.875%, 7/01/25 ...........................................................................       1,000,000        1,112,540
  Arizona Student Loan Acquisition Authority Student Loan Revenue,
     junior subordinate, Refunding, Series B-1, 6.15%, 5/01/29 .................................       1,000,000        1,064,390
     Refunding, Senior Series A-1, 5.90%, 5/01/24 ..............................................       1,500,000        1,597,305
  Arizona Tourism and Sports Authority Tax Revenue, Multipurpose Stadium Facility, Series A,
    MBIA Insured, 5.00%, 7/01/28 ...............................................................       7,000,000        7,289,800
  Casa Grande Excise Tax Revenue, FGIC Insured, Pre-Refunded, 6.20%, 4/01/15 ...................         930,000          932,874
  Casa Grande IDA,
     IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 ...................................................         500,000          507,275
     PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 ...................................................       1,800,000        1,826,442
  Chandler IDA, MFHR, Hacienda Apartments Project, Refunding, Series A, GNMA Secured,
    6.05%, 7/20/30 .............................................................................       4,055,000        4,064,854
  Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A, GNMA Secured, 6.125%,
    7/20/41 ....................................................................................       2,240,000        2,377,984
  Eloy Municipal Property Corp. Facilities Revenue, 7.80%, 7/01/09 .............................         240,000          242,054
  Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 .....................................      20,000,000       18,589,600
  Glendale IDA Educational Facilities Revenue, American Graduate School International,
     Connie Lee Insured, Pre-Refunded, 7.00%, 7/01/14 ..........................................       1,000,000        1,026,040
     Connie Lee Insured, Pre-Refunded, 7.125%, 7/01/20 .........................................       1,250,000        1,283,050
     Refunding, Connie Lee Insured, 5.875%, 7/01/15 ............................................       2,200,000        2,314,598


96 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  ARIZONA (CONT.)
  Glendale IDAR, Midwestern University, Series A,
     5.375%, 5/15/28 ...........................................................................   $   8,000,000    $   8,431,840
     Connie Lee Insured, 6.00%, 5/15/16 ........................................................         455,000          482,072
     Connie Lee Insured, 6.00%, 5/15/26 ........................................................         340,000          357,813
     MBIA Insured, 5.375%, 5/15/28 .............................................................       1,050,000        1,130,776
  Glendale Municipal Property Corp. Excise Tax Revenue, Series A, AMBAC Insured, 5.00%,
    7/01/33 ....................................................................................       1,000,000        1,034,350
  Glendale Water and Sewer Revenue, sub. lien, AMBAC Insured, 5.00%, 7/01/23 ...................       2,000,000        2,114,220
  Goodyear Community Facilities General District No. 1 GO, MBIA Insured, 5.20%, 7/15/25 ........       1,500,000        1,590,705
  Goodyear Community Facilities Utilities District No. 1 GO, MBIA Insured, 5.20%, 7/15/25 ......       1,000,000        1,060,470
  Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured,
    5.25%, 7/01/22 .............................................................................       1,100,000        1,172,578
  Maricopa County GO, USD No. 41, Gilbert,
     6.25%, 7/01/15 ............................................................................         160,000          174,118
     Pre-Refunded, 6.25%, 7/01/15 ..............................................................       1,840,000        2,035,960
  Maricopa County Hospital Revenue, Sun Health Corp.,
     5.30%, 4/01/29 ............................................................................       7,095,000        7,141,685
     Refunding, 5.80%, 4/01/08 .................................................................       3,870,000        4,076,581
     Refunding, 5.90%, 4/01/09 .................................................................       2,120,000        2,236,346
     Refunding, 6.125%, 4/01/18 ................................................................      15,650,000       16,360,510
  Maricopa County IDA Health Facilities Revenue,
     Catholic Healthcare West, Refunding, ACA Insured, 5.00%, 7/01/16 ..........................       1,785,000        1,830,357
     Catholic Healthcare West, Refunding, Series A, ACA Insured, 5.00%, 7/01/21 ................       9,600,000        9,733,728
     Catholic Healthcare West, Series A, 5.375%, 7/01/23 .......................................       7,000,000        7,315,350
     Catholic Healthcare West, Series A, 5.50%, 7/01/26 ........................................      12,250,000       12,812,765
     Catholic Healthcare West Project, Refunding, Series A, 5.00%, 7/01/16 .....................      10,315,000       10,583,603
  Maricopa County IDA Hospital Facility Revenue,
     Mayo Clinic Hospital, 5.25%, 11/15/37 .....................................................      16,000,000       16,705,600
     Mayo Clinic Hospital, AMBAC Insured, 5.25%, 11/15/37 ......................................       3,000,000        3,124,890
     Samaritan Health Services, Refunding, Series A, MBIA Insured, ETM, 7.00%, 12/01/16 ........       1,890,000        2,353,258
  Maricopa County IDA, MFHR,
     Madera Pointe Apartments Project, Refunding, FSA Insured, 5.90%, 6/01/26 ..................       2,105,000        2,173,707
     Metro Gardens, Mesa Ridge Project, Series A, MBIA Insured, 5.15%, 7/01/29 .................       2,350,000        2,357,755
     Senior National Health Facilities II, Project A, FSA Insured, 5.50%, 1/01/18 ..............       2,000,000        2,189,080
     Tierra Antigua Project, Series A-1, AMBAC Insured, 5.30%, 12/01/21 ........................       1,585,000        1,628,239
     Villas De Merced Apartment Project, Series A, GNMA Secured, 5.50%, 12/20/37 ...............         570,000          576,652
     Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22 .....................       1,785,000        1,831,624
  Maricopa County IDAR, SFMR, GNMA Secured, 6.25%, 12/01/30 ....................................         140,000          143,819
  Maricopa County Osborn School District No. 8 GO, Series A, FGIC Insured, Pre-Refunded,
    5.875%, 7/01/14 ............................................................................       1,410,000        1,488,029
  Maricopa County Pollution Control Corp. PCR, Public Service Co. Palo Verde Project, Series A,
    AMBAC Insured, 5.05%, 5/01/29 ..............................................................      16,500,000       17,157,525
   Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
     5.75%, 1/01/25 ............................................................................      41,500,000       45,498,110
     5.625%, 1/01/29 ...........................................................................      18,000,000       19,494,360
  Mesa Street and Highway Revenue, FSA Insured, 5.00%, 7/01/19 .................................       2,500,000        2,707,750


                                                              Annual Report | 97

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  ARIZONA (CONT.)
  Mesa Utility System Revenue,
     FGIC Insured, 5.00%, 7/01/21 ..............................................................   $   5,000,000    $   5,245,450
     MBIA Insured, 5.00%, 7/01/26 ..............................................................      10,000,000       10,524,800
     MBIA Insured, 5.00%, 7/01/27 ..............................................................      10,500,000       11,009,880
     MBIA Insured, 5.00%, 7/01/28 ..............................................................      11,000,000       11,499,840
  Mohave County IDA Health Care Revenue, Refunding, GNMA Secured, 6.375%, 11/01/31 .............         590,000          625,890
  Northern Arizona University COP, AMBAC Insured, 5.00%, 9/01/30 ...............................       6,360,000        6,623,431
  Northern Arizona University Revenues, FGIC Insured, 5.00%, 6/01/30 ...........................       1,000,000        1,033,050
  Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured,
    Pre-Refunded, 5.75%, 7/01/17 ...............................................................         500,000          526,855
  Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19 .................................       1,300,000        1,381,913
  Phoenix Airport Revenue,
     Refunding, Series B, MBIA Insured, 6.20%, 7/01/10 .........................................         700,000          716,653
     Refunding, Series C, MBIA Insured, 6.30%, 7/01/10 .........................................       1,680,000        1,720,034
     Refunding, Series C, MBIA Insured, 6.40%, 7/01/11 .........................................       1,785,000        1,827,626
     Refunding, Series C, MBIA Insured, 6.40%, 7/01/12 .........................................         570,000          583,612
     Series D, MBIA Insured, 6.30%, 7/01/10 ....................................................       1,800,000        1,842,894
     Series D, MBIA Insured, 6.40%, 7/01/11 ....................................................       3,825,000        3,916,341
     Series D, MBIA Insured, 6.40%, 7/01/12 ....................................................         820,000          839,582
  Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series B, FGIC Insured, 5.25%,
     7/01/22 ...................................................................................       3,000,000        3,163,830
     7/01/23 ...................................................................................       5,000,000        5,282,700
     7/01/27 ...................................................................................      15,250,000       15,965,987
  Phoenix Civic Improvement Corp. Excise Tax Revenue,
     Adams Street Garage Project, senior lien, Series B, 5.35%, 7/01/24 ........................       2,985,000        3,198,189
     Municipal Courthouse Project, senior lien, Series A, 5.375%, 7/01/29 ......................      18,310,000       19,537,319
  Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien,
     FGIC Insured, Pre-Refunded, 6.00%, 7/01/19 ................................................       3,000,000        3,446,370
     FGIC Insured, Pre-Refunded, 6.00%, 7/01/20 ................................................       3,670,000        4,216,059
     FGIC Insured, Pre-Refunded, 6.00%, 7/01/24 ................................................      24,715,000       28,392,345
     MBIA Insured, 5.00%, 7/01/28 ..............................................................       2,000,000        2,090,880
     MBIA Insured, 5.00%, 7/01/29 ..............................................................       3,405,000        3,551,790
     Refunding, FGIC Insured, 5.00%, 7/01/20 ...................................................       9,710,000       10,225,407
     Refunding, FGIC Insured, 5.125%, 7/01/21 ..................................................      10,000,000       10,617,200
     Refunding, FGIC Insured, 5.00%, 7/01/24 ...................................................       7,050,000        7,348,215
  Phoenix Civic Improvement Corp. Water System Revenue, junior lien,
     FGIC Insured, 5.00%, 7/01/26 ..............................................................       3,250,000        3,389,425
     Pre-Refunded, 6.00%, 7/01/19 ..............................................................       3,000,000        3,141,810
  Phoenix Civic Plaza Building Corp. Excise Tax Revenue, senior lien, 6.00%, 7/01/14 ...........       4,300,000        4,394,557
  Phoenix GO,
     5.25%, 7/01/22 ............................................................................       5,420,000        5,825,308
     Various Purposes, Series B, 5.00%, 7/01/27 ................................................       8,360,000        8,708,027
  Phoenix HFC Mortgage Revenue,
     Project A, Refunding, MBIA Insured, 6.50%, 7/01/24 ........................................       1,070,000        1,072,568
     Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%, 1/01/23 ......................       1,750,000        1,779,295


98 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  ARIZONA (CONT.)
  Phoenix IDA Government Office Lease Revenue,
     Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/21 ................................   $   4,300,000    $   4,531,641
     Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/28 ................................       4,000,000        4,143,760
     Capitol Mall Project, AMBAC Insured, 5.375%, 9/15/22 ......................................       2,000,000        2,189,240
     Capitol Mall Project, AMBAC Insured, 5.50%, 9/15/27 .......................................      24,300,000       26,268,057
  Phoenix IDA, SFMR, GNMA Secured, 6.30%, 12/01/12 .............................................          85,000           87,360
  Phoenix IDA Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%, 12/01/16 .......       3,500,000        3,801,525
  Phoenix IDAR, SFMR, Series 1B, GNMA Secured, 6.20%, 6/01/22 ..................................         115,000          116,538
  Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%, 6/01/09 .......       1,500,000        1,537,140
  Phoenix Street and Highway Revenue, Refunding, 6.60%, 7/01/07 ................................         610,000          612,428
  Pima County IDA,
     MFR, Series A, FNMA Insured, Pre-Refunded, 6.00%, 12/01/21 ................................       2,720,000        2,937,382
     SFMR, Refunding, Series A, 7.625%, 2/01/12 ................................................         630,000          632,180
     SFMR, Series B-1, GNMA Secured, 6.10%, 5/01/31 ............................................          95,000           98,761
  Prescott Municipal Property Corp. Revenue, Series 2004, MBIA Insured, 5.00%, 7/01/34 .........       1,000,000        1,033,830
  Salt River Project Agricultural Improvement and Power District Electric System Revenue,
    Salt River Project,
     Refunding, Series A, 5.00%, 1/01/23 .......................................................       6,000,000        6,358,140
     Series B, 5.00%, 1/01/25 ..................................................................       7,125,000        7,516,091
     Series B, 5.00%, 1/01/31 ..................................................................      10,000,000       10,399,800
  Scottsdale GO, Refunding, 5.00%, 7/01/22 .....................................................       3,000,000        3,208,560
  Scottsdale IDA Hospital Revenue, Scottsdale Healthcare,
     5.70%, 12/01/21 ...........................................................................       2,000,000        2,161,420
     5.80%, 12/01/31 ...........................................................................      14,865,000       15,961,740
  Scottsdale Municipal Property Corp. Excise Tax Revenue,
     5.00%, 7/01/24 ............................................................................       5,000,000        5,341,600
     Series A, 5.00%, 7/01/34 ..................................................................       2,000,000        2,089,320
  Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured, 6.15%, 1/01/15 ......         360,000          365,566
  Southern Arizona Capital Facilities Finance Corp. Student Housing Revenue, University of
    Arizona Project, MBIA Insured, Pre-Refunded, 5.10%, 9/01/33 ................................       3,000,000        3,339,090
  Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 5.00%,
     7/01/28 ...................................................................................       4,275,000        4,451,985
     7/01/34 ...................................................................................      11,510,000       11,905,368
  Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
     5.40%, 11/20/22 ...........................................................................       1,090,000        1,128,303
     5.45%, 11/20/32 ...........................................................................       1,285,000        1,329,281
  Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31 ..............      10,000,000       10,402,300
  Tucson GO, Series A, Pre-Refunded, 5.25%, 7/01/20 ............................................       1,050,000        1,145,613
  Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation, Series A,
    AMBAC Insured, 5.00%, 7/15/32 ..............................................................       1,000,000        1,031,640
  Tucson Water Revenue,
     Series A, FGIC Insured, 5.00%, 7/01/23 ....................................................       3,600,000        3,762,432
     Series D, FGIC Insured, 5.25%, 7/01/23 ....................................................       3,000,000        3,156,030
     Series D, FGIC Insured, 5.25%, 7/01/24 ....................................................       2,700,000        2,906,064


                                                              Annual Report | 99

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  ARIZONA (CONT.)
  University of Arizona COP,
     Parking and Student Housing, AMBAC Insured, 5.75%, 6/01/24 ................................   $   1,115,000    $   1,216,309
     University of Arizona Projects, Series B, AMBAC Insured, 5.125%, 6/01/22 ..................       2,250,000        2,404,778
     University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/26 ...................       7,070,000        7,405,047
     University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/28 ...................       7,000,000        7,287,350
     University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/31 ...................       5,565,000        5,762,279
  University of Arizona University Revenues, Arizona Board of Regents System, Series A,
    FGIC Insured, 5.80%, 6/01/24 ...............................................................       2,000,000        2,246,760
  Yavapai County IDA Hospital Facility Revenue, Regional Medical Center, Series A, 6.00%,
    8/01/33 ....................................................................................       2,000,000        2,116,160
  Yavapai County IDA Residential Care Facility Revenue, Margaret T. Morris Center, Series A,
    GNMA Secured, 5.40%, 2/20/38 ...............................................................       1,575,000        1,580,371
  Yavapai County USD No. 28, Camp Verde GO, Refunding, FGIC Insured, 6.00%, 7/01/09 ............          75,000           76,712
  Yuma IDA Hospital Revenue,
     Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32 ....................         920,000          921,877
     Yuma Regional Medical Center, FSA Insured, Pre-Refunded, 5.50%, 8/01/21 ...................       2,015,000        2,290,551
  Yuma Municipal Property Corp. Revenue, Municipal Facilities, AMBAC Insured, 5.00%,
    7/01/25 ....................................................................................       3,100,000        3,212,437
                                                                                                                    -------------
                                                                                                                      723,229,300
                                                                                                                    -------------

  U.S TERRITORIES 20.1%
  Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
    5.50%, 5/15/39 .............................................................................       5,000,000        4,961,450
  Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 ...............................................................          35,000           35,785
  Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.375%, 7/01/28 ...................       3,355,000        3,564,184
  Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
    5.50%, 7/01/36 .............................................................................       8,550,000        9,357,376
  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series B, Pre-Refunded, 6.00%, 7/01/39 ....................................................      19,600,000       22,568,420
     Series D, 5.375%, 7/01/36 .................................................................       5,000,000        5,328,000
     Series Y, 5.00%, 7/01/36 ..................................................................      10,000,000       10,367,300
  Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.50%, 7/01/09 .............................................................................          50,000           50,219
  Puerto Rico Electric Power Authority Power Revenue, Series II, 5.25%, 7/01/31 ................      15,000,000       15,869,250
  Puerto Rico HFC Revenue,
     MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ................................................         620,000          620,236
     Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ....................          40,000           40,548
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Hospital Revenue,
     Dr. Pila Hospital Project, Refunding, FHA Insured, 5.875%, 8/01/12 ........................       5,225,000        5,380,026
     Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 .................       2,790,000        2,860,447
  Puerto Rico PBA Revenue, Guaranteed, Government Facilities,
     Series D, 5.375%, 7/01/33 .................................................................       8,190,000        8,727,264
     Series D, Pre-Refunded, 5.375%, 7/01/33 ...................................................      21,810,000       24,387,070
     Series I, 5.375%, 7/01/34 .................................................................      40,000,000       42,702,400
     Series I, 5.00%, 7/01/36 ..................................................................       7,000,000        7,220,710


100 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   U.S. TERRITORIES (CONT.)
   Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
      5.50%, 8/01/29 ...........................................................................   $   3,660,000    $   3,954,081
      Pre-Refunded, 5.50%, 8/01/29 .............................................................      11,340,000       12,773,149
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/13 .....       2,500,000        2,649,750
   Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.50%,
     7/01/17 ...................................................................................       1,500,000        1,558,740
                                                                                                                    -------------
                                                                                                                      184,976,405
                                                                                                                    -------------
   TOTAL LONG TERM INVESTMENTS (COST $848,530,375) .............................................                      908,205,705
                                                                                                                    -------------
   SHORT TERM INVESTMENTS 0.2%
   BONDS 0.2%
   ARIZONA 0.0%(a)
(b)Arizona Health Facilities Authority Revenue, Arizona Voluntary Hospital Federation, Series A,
    FGIC Insured, Weekly VRDN and Put, 1.86%, 10/01/15 .........................................         100,000          100,000
                                                                                                                    -------------
   U.S. TERRITORIES 0.2%
(b)Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 1.83%, 7/01/28 ..............................       1,600,000        1,600,000
                                                                                                                    -------------
   TOTAL SHORT TERM INVESTMENTS (COST $1,700,000) ..............................................                        1,700,000
                                                                                                                    -------------
   TOTAL INVESTMENTS (COST $850,230,375) 98.9% .................................................                      909,905,705
   OTHER ASSETS, LESS LIABILITIES 1.1% .........................................................                       10,510,766
                                                                                                                    -------------
   NET ASSETS 100.0% ...........................................................................                    $ 920,416,471
                                                                                                                    =============

See Glossary of Terms on page 194.

(a) Rounds to less than 0.05% of net assets.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 101

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                     ----------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS A                                                 2005         2004(d)          2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    12.19     $    11.98     $    11.79     $    11.64     $    10.90
                                                     ----------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) .......................         0.54           0.55           0.57           0.58           0.59

  Net realized and unrealized gains (losses) .....        (0.15)          0.19           0.19           0.16           0.74
                                                     ----------------------------------------------------------------------
Total from investment operations .................         0.39           0.74           0.76           0.74           1.33

Less distributions from net investment income ....        (0.54)         (0.53)         (0.57)         (0.59)         (0.59)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------
Net asset value, end of year .....................   $    12.04     $    12.19     $    11.98     $    11.79     $    11.64
                                                     ======================================================================


Total return(b) ..................................         3.39%          6.39%          6.62%          6.48%         12.50%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  346,589     $  339,134     $  345,825     $  309,109     $  285,169

Ratios to average net assets:

  Expenses .......................................         0.69%          0.69%          0.69%          0.70%          0.71%

  Net investment income ..........................         4.52%          4.56%          4.79%          4.95%          5.27%

Portfolio turnover rate ..........................        30.06%         17.79%         26.30%         20.72%         50.05%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


102 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND (CONTINUED)

                                                     ----------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS C                                                 2005         2004(d)          2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $    12.27     $    12.06     $    11.86     $    11.70     $    10.96
                                                     ----------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) .......................         0.48           0.48           0.51           0.52           0.54

  Net realized and unrealized gains (losses) .....        (0.14)          0.20           0.20           0.16           0.73
                                                     ----------------------------------------------------------------------
Total from investment operations .................         0.34           0.68           0.71           0.68           1.27

Less distributions from net investment income ....        (0.48)         (0.47)         (0.51)         (0.52)         (0.53)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------
Net asset value, end of year .....................   $    12.13     $    12.27     $    12.06     $    11.86     $    11.70
                                                     ======================================================================


Total return(b) ..................................         2.88%          5.75%          6.10%          5.95%         11.83%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   40,875     $   43,075     $   43,821     $   34,473     $   23,450

Ratios to average net assets:

  Expenses .......................................         1.24%          1.26%          1.22%          1.25%          1.26%

  Net investment income ..........................         3.97%          3.99%          4.26%          4.40%          4.72%

Portfolio turnover rate ..........................        30.06%         17.79%         26.30%         20.72%         50.05%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


                        Annual Report | See notes to financial statements. | 103

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN COLORADO TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 97.9%
   BONDS 97.1%
   COLORADO 91.7%
   Arapahoe County MFR, Housing Development Reserve, South Creek Project, Series A,
     FSA Insured, 6.45%, 6/01/32 ...............................................................   $   3,105,000    $   3,316,047
   Arapahoe County Water and Wastewater GO, Refunding, Series A, MBIA Insured, 5.125%,
     12/01/32 ..................................................................................      15,000,000       15,706,200
   Arvada IDR, Wanco Inc. Project,
      5.25%, 12/01/07 ..........................................................................          65,000           67,105
      5.80%, 12/01/17 ..........................................................................         480,000          505,661
   Aurora COP, AMBAC Insured, 5.50%, 12/01/30 ..................................................       4,935,000        5,342,828
   Bayfield School District No. 10 GO, MBIA Insured, Pre-Refunded, 6.65%, 6/01/15 ..............       1,000,000        1,011,530
   Boulder County Development Revenue, University Corp. for Atmospheric Research,
     MBIA Insured, 5.00%, 9/01/33 ..............................................................       1,500,000        1,550,160
   Boulder County Hospital Revenue, Longmont United Hospital Project,
      5.50%, 12/01/12 ..........................................................................       1,000,000        1,031,090
      5.60%, 12/01/17 ..........................................................................       3,385,000        3,472,942
   Bowles Metropolitan District GO, Refunding, FSA Insured, 5.00%, 12/01/33 ....................       2,500,000        2,585,725
   Broadlands Metropolitan District No. 2 GO, Refunding, MBIA Insured, 5.25%, 12/01/34 .........       8,655,000        9,182,955
   Broomfield COP,
      AMBAC Insured, 6.00%, 12/01/29 ...........................................................       2,000,000        2,245,520
      Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22 ........................       1,535,000        1,687,625
   Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A, AMBAC Insured,
     5.00%, 12/01/27 ...........................................................................      10,000,000       10,409,500
   Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured, 5.00%,
     12/01/31 ..................................................................................       7,500,000        7,747,350
   Centennial Downs Metropolitan District GO, Refunding, AMBAC Insured, 5.00%, 12/01/28 ........       1,560,000        1,625,879
   Colorado Department of Transportation COP, MBIA Insured, 5.00%, 6/15/34 .....................       6,915,000        7,163,940
   Colorado Educational and Cultural Facilities Authority Revenue,
     Improvement, University of Denver Project, Refunding, AMBAC Insured, 5.375%,
      3/01/23 ..................................................................................       4,000,000        4,279,560
     Student Housing, University of Colorado Foundation Project, AMBAC Insured, 5.00%,
      7/01/27 ..................................................................................       6,545,000        6,800,779
     Student Housing, University of Colorado Foundation Project, AMBAC Insured, 5.00%,
       7/01/32 .................................................................................      10,005,000       10,313,754
   Colorado Health Facilities Authority Revenue,
     Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 ..........................       1,615,000        1,622,655
     Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ....................................       1,800,000        1,827,216
     Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 .............         540,000          542,084
     Covenant Retirement Communities, 6.75%, 12/01/15 ..........................................       1,750,000        1,806,052
     Covenant Retirement Communities, 6.75%, 12/01/25 ..........................................       4,950,000        5,097,510
     Evangelical Lutheran, Series A, 5.25%, 6/01/34 ............................................       3,500,000        3,597,790
     Hospital Improvement, North Colorado Medical Center Inc. Project, FSA Insured, 5.75%,
      5/15/24 ..................................................................................       5,000,000        5,466,500
     Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 .........................................       8,000,000        8,361,680
     Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11 ....................................         210,000          210,934
     Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26 ...................................         885,000          889,195
     Parkview Medical Center Inc. Project, 5.25%, 9/01/18 ......................................       1,660,000        1,695,541
     Parkview Medical Center Inc. Project, 5.30%, 9/01/25 ......................................       1,615,000        1,636,027
     Portercare Adventist Health, 6.625%, 11/15/26 .............................................       2,500,000        2,781,300
     Portercare Adventist Health, 6.50%, 11/15/31 ..............................................       5,500,000        6,079,810


104 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN COLORADO TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   COLORADO (CONT.)
   Colorado HFAR,
      MF, Project II, Series A-2, 5.30%, 10/01/23 ..............................................   $   1,855,000    $   1,930,684
      MF, Project II, Series A-2, 5.375%, 10/01/32 .............................................       4,075,000        4,184,862
      MFH, Castle High, Series A, AMBAC Insured, 5.90%, 12/01/20 ...............................       2,630,000        2,773,519
      MFH, Insured Mortgage, Series A-2, FHA Insured, 6.00%, 10/01/28 ..........................       1,000,000        1,039,580
      MFH, Insured Mortgage, Series C-3, 6.05%, 10/01/32 .......................................       1,535,000        1,604,321
   Colorado Mountain College Residence Hall Authority Revenue, MBIA Insured, Pre-Refunded,
     5.75%, 6/01/23 ............................................................................       2,000,000        2,103,280
   Colorado Springs Hospital Revenue,
      6.375%, 12/15/30 .........................................................................       3,785,000        4,184,015
      Pre-Refunded, 6.375%, 12/15/30 ...........................................................       3,715,000        4,363,936
   Colorado Springs Utilities Revenue,
      Refunding and Improvement, Series A, 5.375%, 11/15/26 ....................................      10,000,000       10,600,400
      sub. lien, Refunding and Improvement, Series A, 5.00%, 11/15/29 ..........................       2,000,000        2,070,020
      sub. lien, System Improvement, Series B, 5.00%, 11/15/33 .................................       4,000,000        4,154,080
   Colorado State Board of Community Colleges and Occupational Education Revenue, Red Rocks
     Community College Project, AMBAC Insured, Pre-Refunded, 6.00%, 11/01/19 ...................          90,000           92,332
   Colorado Water Resources and Power Development Authority Clean Water Revenue, Series A,
      6.15%, 9/01/11 ...........................................................................         125,000          125,387
      6.30%, 9/01/14 ...........................................................................          25,000           25,080
   Colorado Water Resources and Power Development Authority Small Water Resource Revenue,
     Series A, FGIC Insured, 5.80%, 11/01/20 ...................................................       2,000,000        2,244,100
   Colorado Water Resources and Power Development Authority Water Resources Revenue, Parker
     Water and Sanitary District, MBIA Insured, 5.00%, 9/01/30 .................................       5,000,000        5,218,950
   Colorado Water Resources and Power Development Revenue, East Cherry Creek Valley Water
     Sanitary District, MBIA Insured, 5.00%,
     (a)11/15/29 ...............................................................................       2,465,000        2,581,397
     (a)11/15/30 ...............................................................................       2,590,000        2,705,566
   Denver City and County Airport Revenue,
      Series A, AMBAC Insured, 5.625%, 11/15/23 ................................................       4,500,000        4,810,005
      Series B, 5.50%, 11/15/33 ................................................................       5,000,000        5,002,950
      Series D, 7.75%, 11/15/13 ................................................................       1,000,000        1,201,070
   Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/25 ..........      13,500,000       15,267,285
   Denver Health and Hospital Authority Healthcare Revenue,
      6.25%, 12/01/33 ..........................................................................       3,250,000        3,467,002
      Series A, 6.00%, 12/01/23 ................................................................       1,000,000        1,032,300
      Series A, 6.00%, 12/01/31 ................................................................       5,400,000        5,540,724
   Dolores County School District GO, FSA Insured, 5.375%, 12/01/25 ............................       1,400,000        1,524,236
   Douglas County School District No. 1 GO, Douglas and Elbert Counties, Improvement, Series B,
     FSA Insured, 5.00%,
      12/15/28 .................................................................................       1,760,000        1,841,682
      12/15/29 .................................................................................       2,955,000        3,084,961
   E-470 Public Highway Authority Revenue,
      Refunding, Senior Series A, MBIA Insured, 5.00%, 9/01/26 .................................       5,000,000        5,167,200
      Senior Series A, MBIA Insured, 5.75%, 9/01/29 ............................................       4,575,000        5,141,477
      Senior Series A, MBIA Insured, 5.75%, 9/01/35 ............................................      10,825,000       12,148,032
   El Paso County Mortgage Revenue, Stetson Meadows, Series A, GNMA Secured, 5.25%,
     12/20/32 ..................................................................................       1,890,000        1,945,868


                                                             Annual Report | 105

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN COLORADO TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   COLORADO (CONT.)
   El Paso County School District No. 2 GO, FGIC Insured, 5.25%, 12/01/26 ......................   $   4,000,000    $   4,251,440
   El Paso County School District No. 38 GO, Pre-Refunded, 6.00%, 12/01/24 .....................       1,500,000        1,722,945
   Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 .....................       5,325,000        5,501,524
   Garfield County Building Corp. COP, AMBAC Insured, 5.75%,
      12/01/19 .................................................................................       1,500,000        1,684,890
      12/01/24 .................................................................................       1,000,000        1,111,560
   Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28 .............       1,000,000        1,039,240
   La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
      5.75%, 4/01/14 ...........................................................................       2,090,000        2,186,997
      6.00%, 4/01/19 ...........................................................................       1,000,000        1,049,130
      6.10%, 4/01/24 ...........................................................................       1,000,000        1,043,740
   Lakewood MFHR, Mortgage, FHA Insured,
      6.65%, 10/01/25 ..........................................................................       1,235,000        1,270,543
      6.70%, 10/01/36 ..........................................................................       3,025,000        3,111,152
   Las Animas County School District No. 1 COP, Refunding,
      6.15%, 12/01/08 ..........................................................................       1,000,000        1,034,710
      6.20%, 12/01/10 ..........................................................................         935,000          967,725
   Northwest Parkway Public Highway Authority Revenue, Series A,
      AMBAC Insured, 5.125%, 6/15/26 ...........................................................       7,550,000        8,023,008
      AMBAC Insured, 5.125%, 6/15/31 ...........................................................       4,465,000        4,690,527
      FSA Insured, 5.25%, 6/15/41 ..............................................................       3,460,000        3,632,654
   Pitkin County Open Space Acquisition GO, Refunding, AMBAC Insured, 5.375%, 12/01/30 .........       2,940,000        3,147,270
   Pueblo Board Waterworks Water Revenue, Series A, FSA Insured, 6.00%, 11/01/21 ...............       4,300,000        4,875,813
   Pueblo County COP, Public Parking, 6.90%, 7/01/15 ...........................................         415,000          418,175
   Pueblo County GO, MBIA Insured, 6.00%, 6/01/16 ..............................................       4,395,000        4,577,173
   Pueblo County School District No. 070 Pueblo Rural GO, FGIC Insured, Pre-Refunded, 6.00%,
     12/01/19 ..................................................................................       3,995,000        4,523,019
   Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured, 6.10%,
     12/01/15 ..................................................................................       1,000,000        1,004,410
   Regional Transportation District Sales Tax Revenue, Series A, FGIC Insured, 5.125%,
     11/01/20 ..................................................................................       1,735,000        1,868,005
   Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston Purina Co.,
     Refunding, 7.875%, 9/01/08 ................................................................       2,750,000        3,203,530
   Thornton Development Authority Tax Increment Revenue, North Washington Street Urban
     Renewal, MBIA Insured, 5.00%, 12/01/29 ....................................................       6,100,000        6,367,424
   Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/29 ............................       7,010,000        7,317,318
   University of Colorado COP, Series A, AMBAC Insured, 5.00%, 6/01/33 .........................       6,070,000        6,268,246
   University of Colorado Hospital Authority Revenue, Series A, 5.60%, 11/15/25 ................       1,900,000        1,973,929
   University of Northern Colorado Revenue, Refunding and Improvement, Auxiliary Facilities
     Systems, AMBAC Insured, 5.00%, 6/01/31 ....................................................       3,000,000        3,082,320
   Ute Water Conservancy District Water Revenue, MBIA Insured, 5.75%, 6/15/20 ..................       5,000,000        5,602,850
   Westminster Building Authority COP, MBIA Insured, 5.25%, 12/01/22 ...........................       1,555,000        1,665,965
                                                                                                                    -------------
                                                                                                                      355,053,977
                                                                                                                    -------------


106 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN COLORADO TAX-FREE INCOME FUND                                                         PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   U.S. TERRITORIES 5.4%
   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
     Pre-Refunded, 9.00%, 7/01/09 ..............................................................   $      25,000    $      25,560
   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series G, 5.00%, 7/01/42 ..................................................................       2,500,000        2,563,150
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%,
      7/01/22 ..................................................................................       1,335,000        1,381,325
   Puerto Rico PBA Revenue, Guaranteed, Government Facilities,
      Series D, 5.375%, 7/01/33 ................................................................       2,120,000        2,259,072
      Series D, Pre-Refunded, 5.375%, 7/01/33 ..................................................       3,780,000        4,226,645
      Series I, 5.375%, 7/01/34 ................................................................       5,000,000        5,337,800
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
      5.40%, 10/01/12 ..........................................................................       2,500,000        2,642,350
      5.50%, 10/01/22 ..........................................................................       2,500,000        2,586,225
                                                                                                                    -------------
                                                                                                                       21,022,127
                                                                                                                    -------------
   TOTAL BONDS (COST $350,148,985) .............................................................                      376,076,104
                                                                                                                    -------------
   ZERO COUPON BONDS 0.8%
   COLORADO 0.8%
   E-470 Public Highway Authority Revenue, Capital Appreciation,
      Series A, MBIA Insured, 9/01/33 ..........................................................       3,000,000          622,680
      Series B, MBIA Insured, 9/01/32 ..........................................................       7,800,000        1,712,880
      Series B, MBIA Insured, 9/01/34 ..........................................................       5,075,000          994,091
                                                                                                                    -------------
   TOTAL ZERO COUPON BONDS (COST $3,216,875) ...................................................                        3,329,651
                                                                                                                    -------------
   TOTAL LONG TERM INVESTMENTS (COST $353,365,860) .............................................                      379,405,755
                                                                                                                    -------------
   SHORT TERM INVESTMENTS 0.3%
   BONDS 0.3%
   COLORADO 0.0%(b)
(c)Galleria Metropolitan District GO, Weekly VRDN and Put, 1.87%, 12/01/29 .....................         100,000          100,000
                                                                                                                    -------------
   U.S. TERRITORIES 0.3%
(c)Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series A, AMBAC Insured, Weekly VRDN and Put, 1.83%, 7/01/28 .............................       1,100,000        1,100,000
                                                                                                                    -------------
   TOTAL SHORT TERM INVESTMENTS (COST $1,200,000) ..............................................                        1,200,000
                                                                                                                    -------------
   TOTAL INVESTMENTS (COST $354,565,860) 98.2% .................................................                      380,605,755
   OTHER ASSETS, LESS LIABILITIES 1.8% .........................................................                        6,857,606
                                                                                                                    -------------
   NET ASSETS 100.0% ...........................................................................                    $ 387,463,361
                                                                                                                    =============

See Glossary of Terms on page 194.

(a) See Note 1(b) regarding securities purchased on a delayed delivery basis.

(b) Rounds to less than 0.05% of net assets.

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 107

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                     ----------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS A                                                 2005         2004(d)          2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    11.12     $    11.10     $    10.88     $    10.63     $    10.06
                                                     ----------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) .......................         0.49           0.49           0.51           0.53           0.56

  Net realized and unrealized gains (losses) .....        (0.02)          0.02           0.22           0.25           0.56
                                                     ----------------------------------------------------------------------
Total from investment operations .................         0.47           0.51           0.73           0.78           1.12

Less distributions from net investment income ....        (0.48)         (0.49)         (0.51)         (0.53)         (0.55)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------
Net asset value, end of year .....................   $    11.11     $    11.12     $    11.10     $    10.88     $    10.63
                                                     ======================================================================


Total return(b) ..................................         4.38%          4.72%          6.90%          7.53%         11.43%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  249,286     $  265,854     $  279,268     $  266,100     $  228,844

Ratios to average net assets:

  Expenses .......................................         0.71%          0.70%          0.70%          0.70%          0.73%

  Net investment income ..........................         4.46%          4.43%          4.66%          4.91%          5.37%

Portfolio turnover rate ..........................         2.77%          6.79%         10.20%         15.45%         10.11%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


108 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND (CONTINUED)

                                                     ----------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS C                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    11.17     $    11.15     $    10.92     $    10.66     $    10.10
                                                     ----------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) .......................         0.43           0.43           0.45           0.47           0.50

  Net realized and unrealized gains (losses) .....        (0.02)          0.02           0.23           0.26           0.56
                                                     ----------------------------------------------------------------------
Total from investment operations .................         0.41           0.45           0.68           0.73           1.06

Less distributions from net investment income ....        (0.42)         (0.43)         (0.45)         (0.47)         (0.50)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------
Net asset value, end of year .....................   $    11.16     $    11.17     $    11.15     $    10.92     $    10.66
                                                     ======================================================================


Total return(b) ..................................         3.78%          4.12%          6.40%          7.01%         10.69%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   40,942     $   42,817     $   46,267     $   38,368     $   27,256

Ratios to average net assets:

  Expenses .......................................         1.26%          1.27%          1.24%          1.25%          1.28%

  Net investment income ..........................         3.91%          3.86%          4.12%          4.36%          4.83%

Portfolio turnover rate ..........................         2.77%          6.79%         10.20%         15.45%         10.11%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


                        Annual Report | See notes to financial statements. | 109

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.8%
   BONDS 98.8%
   CONNECTICUT 72.8%
   Bridgeport GO, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/15/19 ........................   $   1,000,000    $   1,143,599
   Connecticut State Airport Revenue, Bradley International Airport, Series A, FGIC Insured,
     5.125%, 10/01/26 ..........................................................................       3,000,000        3,094,110
   Connecticut State Development Authority First Mortgage Gross Revenue, Health Care Project,
      5.75%, 12/01/23 ..........................................................................         750,000          781,297
      Baptist Homes Inc. Project, Refunding, Radian Insured, 5.625%, 9/01/22 ...................       2,000,000        2,180,660
      Church Homes Inc., Refunding, 5.80%, 4/01/21 .............................................       4,000,000        3,979,120
      Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ............................       1,100,000        1,117,600
   Connecticut State Development Authority PCR, Connecticut Light and Water, Refunding,
     Series A, 5.85%, 9/01/28 ..................................................................       5,500,000        5,849,635
   Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
     Refunding, Radian Insured, 5.00%, 9/01/21 .................................................       2,000,000        2,054,080
   Connecticut State Development Authority Solid Waste Disposal Facilities Revenue, Pfizer Inc.
     Project, 7.00%, 7/01/25 ...................................................................       2,000,000        2,071,540
   Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic
     Co. Project,
      6.15%, 4/01/35 ...........................................................................       1,000,000        1,047,520
      6.00%, 9/01/36 ...........................................................................      10,000,000       10,375,000
   Connecticut State GO,
      Series B, 5.00%, 6/15/20 .................................................................      10,000,000       10,590,000
      Series B, 5.00%, 6/15/22 .................................................................       2,000,000        2,117,400
      Series D, MBIA Insured, 5.00%, 12/01/24 ..................................................       1,000,000        1,067,500
   Connecticut State Health and Educational Facilities Authority Revenue,
      Abbot Terrace Health Center Project, Series A, Pre-Refunded, 6.00%, 11/01/14 .............       2,000,000        2,154,240
      Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 .................................       5,000,000        5,150,400
      Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 ............................       3,250,000        3,581,402
      Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 ..................       1,250,000        1,362,462
      Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31 ...................       1,000,000        1,035,270
      Connecticut College Project, Series D-1, MBIA Insured, 5.75%, 7/01/30 ....................       1,000,000        1,115,210
      Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 ...............       3,500,000        3,848,075
      Eastern Connecticut Health Network, Refunding, Series A, Radian Insured, 6.00%,
       7/01/25 .................................................................................       9,195,000       10,097,030
      Fairfield University, Series I, MBIA Insured, 5.25%, 7/01/25 .............................       2,500,000        2,651,150
      Fairfield University, Series I, MBIA Insured, 5.50%, 7/01/29 .............................       8,000,000        8,665,520
      Fairfield University, Series J, MBIA Insured, 5.00%, 7/01/29 .............................       3,000,000        3,105,000
      Greenwich Academy, Series B, FSA Insured, 5.00%, 3/01/32 .................................       4,210,000        4,360,676
      Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 ...............................       2,000,000        2,117,480
      Griffin Hospital, Series B, Radian Insured, 5.00%, 7/01/23 ...............................         750,000          776,895
      Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ..........................       3,800,000        3,946,870
      Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 ...................       1,000,000        1,098,280
      Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 ..........................       3,000,000        2,808,210
      Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 ...........................       3,200,000        2,912,864


110 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CONNECTICUT (CONT.)
   Connecticut State Health and Educational Facilities Authority Revenue, (cont.)
      Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ................................   $     500,000    $     630,450
      New Horizons Village Project, 7.30%, 11/01/16 ............................................       2,905,000        2,985,323
      Norwich Free Academy, Series A, AMBAC Insured, 5.00%, 7/01/34 ............................       1,675,000        1,749,806
      Sacred Heart University, Refunding, Series E, Radian Insured, 5.00%, 7/01/28 .............       4,000,000        4,067,040
      Sacred Heart University, Series C, 6.50%, 7/01/16 ........................................         235,000          245,996
      Sacred Heart University, Series C, 6.625%, 7/01/26 .......................................         785,000          817,271
      Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ..........................         765,000          819,384
      Sacred Heart University, Series C, Pre-Refunded, 6.625%, 7/01/26 .........................       6,215,000        6,666,893
      Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 ..........................       1,000,000        1,096,240
      Series B, MBIA Insured, 5.00%, 7/01/33 ...................................................       2,000,000        2,081,380
      St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 .................................       4,615,000        4,267,814
      Trinity College, Series E, MBIA Insured, Pre-Refunded, 5.875%, 7/01/26 ...................       1,000,000        1,065,030
      Trinity College, Series G, AMBAC Insured, 5.00%, 7/01/31 .................................       5,425,000        5,643,953
      Trinity College, Series H, MBIA Insured, 5.00%, 7/01/26 ..................................       1,855,000        1,959,641
      University of Connecticut Foundation, Series A, 5.375%, 7/01/29 ..........................       1,250,000        1,313,550
      Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/32 ...................       1,000,000        1,037,860
      Westover School, Series A, Radian Insured, 5.70%, 7/01/30 ................................       2,000,000        2,164,760
      Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ............................       5,000,000        4,649,200
      Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 ...............       4,000,000        4,237,960
   Connecticut State HFAR,
      Housing Mortgage Finance Program, Refunding, Sub Series E-2, 5.20%, 11/15/21 .............       1,840,000        1,885,282
      Housing Mortgage Finance Program, Series B, 6.10%, 11/15/31 ..............................       2,715,000        2,829,464
      Housing Mortgage Finance Program, Series C-2, 6.25%, 11/15/18 ............................       1,500,000        1,557,570
      Housing Mortgage Finance Program, Sub Series E-4, 5.05%, 5/15/28 .........................       4,650,000        4,719,750
      Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/22 .......       1,000,000        1,068,850
      Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%, 6/15/32 .......       1,000,000        1,039,840
   Connecticut State Higher Education Supplemental Loan Authority Revenue, Family Education
     Loan Program, Series A,
      AMBAC Insured, 6.00%, 11/15/18 ...........................................................       1,050,000        1,067,231
      MBIA Insured, 5.50%, 11/15/17 ............................................................       1,260,000        1,275,649
   Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
      Series A, FSA Insured, Pre-Refunded, 5.375%, 10/01/18 ....................................       1,000,000        1,124,280
      Series B, AMBAC Insured, 5.00%, 12/01/20 .................................................       5,000,000        5,333,300
      Series B, AMBAC Insured, 5.00%, 12/01/22 .................................................       1,000,000        1,059,140
   Griswold GO, AMBAC Insured, 7.50%, 4/01/06 ..................................................         200,000          210,738
   New Haven GO, Refunding, Series C, MBIA Insured, 5.00%, 11/01/22 ............................       3,000,000        3,195,000
   South Regional Water Authority Water System Revenue, Series A, MBIA Insured, 5.00%,
     8/01/33 ...................................................................................       6,000,000        6,246,300
   University of Connecticut Revenue, Student Fee,
      Refunding, Series A, FGIC Insured, 5.00%, 11/15/26 .......................................      10,000,000       10,532,700
      Series A, 5.00%, 5/15/23 .................................................................      10,000,000       10,581,200
      Series A, FGIC Insured, Pre-Refunded, 6.00%, 11/15/25 ....................................       1,500,000        1,733,925
                                                                                                                    -------------
                                                                                                                      211,215,865
                                                                                                                    -------------


                                                             Annual Report | 111

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   U.S. TERRITORIES 26.0%
   Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
     5.50%, 5/15/39 ............................................................................   $   4,000,000    $   3,969,160
   Puerto Rico Commonwealth GO, Public Improvement,
      FSA Insured, 5.125%, 7/01/30 .............................................................         835,000          884,140
      FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ...............................................       1,165,000        1,291,787
      MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ...............................................       1,775,000        1,983,953
      Series A, 5.00%, 7/01/29 .................................................................       1,000,000        1,038,460
      Series A, 5.125%, 7/01/31 ................................................................       3,195,000        3,300,147
      Series A, 5.00%, 7/01/33 .................................................................       1,000,000        1,028,750
      Series A, 5.00%, 7/01/34 .................................................................         750,000          776,528
      Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 .....................................       4,000,000        4,431,000
      Series A, Pre-Refunded, 5.125%, 7/01/31 ..................................................       1,000,000        1,108,830
   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series A, 5.00%, 7/01/38 .................................................................       2,500,000        2,548,975
      Series G, 5.00%, 7/01/33 .................................................................       1,000,000        1,028,750
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     AMBAC Insured, 5.00%, 7/01/28 .............................................................       5,000,000        5,143,050
   Puerto Rico Electric Power Authority Power Revenue,
      Series HH, FSA Insured, 5.25%, 7/01/29 ...................................................      13,000,000       14,020,110
      Series II, 5.25%, 7/01/31 ................................................................       1,000,000        1,057,950
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ......       3,595,000        3,674,557
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 .................       1,000,000        1,030,550
   Puerto Rico PBA Revenue, Guaranteed, Government Facilities,
      Series D, 5.375%, 7/01/33 ................................................................       1,995,000        2,125,872
      Series D, Pre-Refunded, 5.375%, 7/01/33 ..................................................       6,005,000        6,714,551
      Series I, 5.00%, 7/01/36 .................................................................       1,000,000        1,031,530
   Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
     Pre-Refunded, 5.70%, 8/01/25 ..............................................................      10,000,000       11,233,800
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
      10/01/13 .................................................................................       2,500,000        2,649,750
      10/01/22 .................................................................................       2,500,000        2,586,225
   Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
     7/01/21 ...................................................................................       1,000,000        1,011,010
                                                                                                                    -------------
                                                                                                                       75,669,435
                                                                                                                    -------------
   TOTAL LONG TERM INVESTMENTS (COST $270,670,045) .............................................                      286,885,300
                                                                                                                    -------------


112 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENT (COST $200,000) 0.1%
   BOND 0.1%
   CONNECTICUT 0.1%
(a)Connecticut State Health and Educational Facilities Authority Revenue, Weekly VRDN and Put,
     1.84%, 7/01/27 ............................................................................   $     200,000    $     200,000
                                                                                                                    -------------
   TOTAL INVESTMENTS (COST $270,870,045) 98.9%..................................................                      287,085,300
   OTHER ASSETS, LESS LIABILITIES 1.1%..........................................................                        3,142,471
                                                                                                                    -------------
   NET ASSETS 100.0%............................................................................                    $ 290,227,771
                                                                                                                    =============

See Glossary of Terms on page 194.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 113

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                     ----------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS A                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    12.06     $    11.90     $    11.68     $    11.55     $    10.95
                                                     ----------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) .......................         0.51           0.52           0.54           0.56           0.58

  Net realized and unrealized gains (losses) .....        (0.05)          0.19           0.22           0.15           0.60
                                                     ----------------------------------------------------------------------
Total from investment operations .................         0.46           0.71           0.76           0.71           1.18
                                                     ----------------------------------------------------------------------
Less distributions from:

  Net investment income ..........................        (0.51)         (0.52)         (0.54)         (0.58)         (0.58)

  Net realized gains .............................        (0.02)         (0.03)            --             --(e)          --
                                                     ----------------------------------------------------------------------
Total distributions ..............................        (0.53)         (0.55)         (0.54)         (0.58)         (0.58)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------
Net asset value, end of year .....................   $    11.99     $    12.06     $    11.90     $    11.68     $    11.55
                                                     ======================================================================


Total return(b) ..................................         4.01%          6.18%          6.67%          6.29%         11.06%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  309,495     $  298,732     $  273,119     $  239,081     $  205,678

Ratios to average net assets:

  Expenses .......................................         0.72%          0.72%          0.74%          0.75%          0.77%

  Net investment income ..........................         4.31%          4.35%          4.61%          4.84%          5.18%

Portfolio turnover rate ..........................        10.46%         25.31%         31.54%         33.53%         42.32%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.

(e) The fund made a capital gain distribution of $0.002.


114 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND (CONTINUED)

                                                     ----------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS C                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    12.10     $    11.93     $    11.70     $    11.58     $    10.97
                                                     ----------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) .......................         0.45           0.45           0.48           0.50           0.52

  Net realized and unrealized gains (losses) .....        (0.05)          0.20           0.23           0.13           0.61
                                                     ----------------------------------------------------------------------
Total from investment operations .................         0.40           0.65           0.71           0.63           1.13
                                                     ----------------------------------------------------------------------
Less distributions from:

  Net investment income ..........................        (0.45)         (0.45)         (0.48)         (0.51)         (0.52)

  Net realized gains .............................        (0.02)         (0.03)            --             --(e)          --
                                                     ----------------------------------------------------------------------
Total distributions ..............................        (0.47)         (0.48)         (0.48)         (0.51)         (0.52)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------
Net asset value, end of year .....................   $    12.03     $    12.10     $    11.93     $    11.70     $    11.58
                                                     ======================================================================


Total return(b) ..................................         3.42%          5.67%          6.17%          5.59%         10.54%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   45,621     $   45,572     $   30,856     $   17,971     $   10,413

Ratios to average net assets:

  Expenses .......................................         1.27%          1.30%          1.24%          1.30%          1.32%

  Net investment income ..........................         3.76%          3.77%          4.11%          4.29%          4.63%

Portfolio turnover rate ..........................        10.46%         25.31%         31.54%         33.53%         42.32%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.

(e) The fund made a capital gain distribution of $0.002.


                        Annual Report | See notes to financial statements. | 115

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 97.9%
   BONDS 97.9%
   U.S. TERRITORIES 97.9%
   Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
     5.50%, 5/15/39 ............................................................................   $   5,000,000    $   4,961,450
   Guam International Airport Authority Revenue,
      Series A, MBIA Insured, 5.25%, 10/01/20 ..................................................       1,725,000        1,905,245
      Series A, MBIA Insured, 5.25%, 10/01/22 ..................................................         700,000          767,242
      Series B, MBIA Insured, 5.25%, 10/01/22 ..................................................       1,000,000        1,096,060
      Series B, MBIA Insured, 5.25%, 10/01/23 ..................................................       1,000,000        1,090,730
      Series C, MBIA Insured, 5.25%, 10/01/21 ..................................................       5,000,000        5,250,850
      Series C, MBIA Insured, 5.00%, 10/01/23 ..................................................       5,000,000        5,179,700
   Guam Power Authority Revenue, Refunding, Series A, MBIA Insured,
      5.125%, 10/01/29 .........................................................................       1,975,000        2,052,005
      5.25%, 10/01/34 ..........................................................................       7,000,000        7,354,760
   Puerto Rico Commonwealth GO, Public Improvement,
      MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ...............................................       3,000,000        3,353,160
      Series A, 5.375%, 7/01/28 ................................................................       1,300,000        1,381,055
   (a)Series A, 5.00%, 7/01/29 .................................................................       3,500,000        3,634,610
      Series A, 5.00%, 7/01/34 .................................................................       7,000,000        7,247,590
      Series A, FGIC Insured, 5.125%, 7/01/31 ..................................................       5,000,000        5,171,200
   Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
     5.50%, 7/01/36 ............................................................................      11,850,000       12,968,995
   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series B, Pre-Refunded, 6.00%, 7/01/39 ...................................................      10,000,000       11,514,500
      Series D, 5.375%, 7/01/36 ................................................................      11,990,000       12,776,544
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation Bonds,
     Series A, ETM, 5.50%, 10/01/32 ............................................................      10,000,000       10,965,000
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
      7.50%, 7/01/09 ...........................................................................         135,000          135,591
      AMBAC Insured, 5.00%, 7/01/21 ............................................................      10,000,000       10,560,000
      AMBAC Insured, 5.00%, 7/01/28 ............................................................       2,000,000        2,057,220
   Puerto Rico Electric Power Authority Power Revenue,
      Series HH, FSA Insured, 5.25%, 7/01/29 ...................................................       1,605,000        1,730,944
      Series II, 5.25%, 7/01/31 ................................................................      15,500,000       16,398,225
      Series II, FSA Insured, 5.125%, 7/01/26 ..................................................       1,000,000        1,069,460
      Series NN, 5.125%, 7/01/29 ...............................................................       5,125,000        5,359,571
      Series NN, MBIA Insured, 5.00%, 7/01/32 ..................................................       2,000,000        2,091,320
   Puerto Rico HFAR, Capital Fund Program, 4.60%, 12/01/24 .....................................      10,000,000       10,063,800
   Puerto Rico HFC Revenue,
      MF Mortgage, Portfolio A-I, 7.50%, 10/01/15 ..............................................         255,000          255,089
      MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ...............................................         745,000          745,284
      Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ...................       2,060,000        2,088,201
   Puerto Rico HFC, HMR, MBS, Series A, GNMA Secured, 5.20%, 12/01/33 ..........................      11,410,000       11,631,924
   Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage,
     First Portfolio, 6.25%, 4/01/29 ...........................................................       1,915,000        1,955,177
   Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
     Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 ..................................         900,000          922,122


116 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   U.S. TERRITORIES (CONT.)
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Hospital Revenue,
      Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 .......................   $   2,500,000    $   2,578,700
      Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 ........................         500,000          514,605
      Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ................       8,445,000        8,658,236
      Mennonite General Hospital Project, 5.625%, 7/01/17 ......................................         750,000          704,528
      Mennonite General Hospital Project, 5.625%, 7/01/27 ......................................       1,950,000        1,743,924
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue,
      Guaynabo Municipal Government, 5.625%, 7/01/15 ...........................................       6,550,000        6,817,175
      Guaynabo Municipal Government, 5.625%, 7/01/22 ...........................................       3,160,000        3,269,652
      Guaynabo Warehouse, Series A, 5.15%, 7/01/19 .............................................       1,250,000        1,277,663
      Guaynabo Warehouse, Series A, 5.20%, 7/01/24 .............................................       4,120,000        4,187,980
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control
     Facilities Revenue,
      Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21 .....................       2,000,000        2,105,920
      Ana G. Mendez University System Project, Refunding, 5.375%, 2/01/29 ......................       7,850,000        8,014,772
      Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ..........................       5,970,000        6,504,255
      Intermediate American University of Puerto Rico Project, MBIA Insured, 5.00%,
        10/01/15 ...............................................................................       1,320,000        1,462,903
      Intermediate American University of Puerto Rico Project, MBIA Insured, 5.00%,
        10/01/18 ...............................................................................       1,000,000        1,089,690
      International American University of Puerto Rico Project, MBIA Insured, 4.25%,
        10/01/24 ...............................................................................       1,000,000        1,001,530
      International American University of Puerto Rico Project, MBIA Insured, 4.375%,
        10/01/25 ...............................................................................       1,000,000        1,008,150
      International American University of Puerto Rico Project, MBIA Insured, 4.50%,
        10/01/29 ...............................................................................       3,750,000        3,787,688
      University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 .........................       6,000,000        6,183,300
   Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.50%, 8/01/23 ..............       7,400,000        8,091,900
   Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 .........       3,500,000        3,672,060
   Puerto Rico PBA Revenue, Guaranteed, Government Facilities,
      Series D, 5.375%, 7/01/33 ................................................................       3,430,000        3,655,008
      Series D, Pre-Refunded, 5.375%, 7/01/33 ..................................................       9,070,000       10,141,711
      Series I, 5.25%, 7/01/33 .................................................................       4,500,000        4,750,965
      Series I, 5.375%, 7/01/34 ................................................................       5,000,000        5,337,800
      Series I, 5.00%, 7/01/36 .................................................................       4,000,000        4,126,120
   Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ..................       1,250,000        1,254,525
   Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
      Mandatory Put 2/01/12, Refunding, Series A, 5.75%, 8/01/27 ...............................       5,000,000        5,568,250
      Series A, Pre-Refunded, 5.00%, 6/01/26 ...................................................       2,865,000        3,088,957
      Series E, 5.50%, 8/01/29 .................................................................       2,155,000        2,328,154
      Series E, Pre-Refunded, 5.50%, 8/01/29 ...................................................       6,845,000        7,710,071
   Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
      6.45%, 3/01/16 ...........................................................................         275,000          281,746
      6.50%, 3/01/25 ...........................................................................         655,000          669,069


                                                             Annual Report | 117

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                           PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   U.S. TERRITORIES (CONT.)
   Virgin Islands PFAR,
      Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/26 ..........................   $   5,000,000    $   5,228,250
      Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ..........................       9,220,000        9,531,636
      Matching Fund Loan Note, senior lien, Series A, 5.25%, 10/01/24 ..........................       2,000,000        2,117,200
      senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .......................       3,000,000        3,139,800
      senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 .......................       6,750,000        6,982,808
      senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ......................       3,950,000        4,103,655
      senior lien, Matching Fund Loan Note, Series A, 5.25%, 10/01/21 ..........................       1,000,000        1,066,620
   Virgin Islands Port Authority Marine Revenue, Series A, FSA Insured,
      5.25%, 9/01/18 ...........................................................................       3,930,000        4,189,773
      5.00%, 9/01/23 ...........................................................................      10,000,000       10,375,800
   Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
      7/01/18 ..................................................................................       4,175,000        4,230,695
      7/01/21 ..................................................................................       1,000,000        1,011,010
   Virgin Islands Water and Power Authority Water System Revenue, Refunding,
      5.25%, 7/01/12 ...........................................................................       4,000,000        4,167,360
      5.50%, 7/01/17 ...........................................................................       4,000,000        4,156,640
                                                                                                                    -------------
   TOTAL LONG TERM INVESTMENTS (COST $328,351,467)..............................................                      347,622,878
                                                                                                                    -------------
   SHORT TERM INVESTMENT (COST $2,250,000) 0.6%
   BOND 0.6%
   U.S. TERRITORIES 0.6%
(b)Puerto Rico Commonwealth Government Development Bank Revenue, Refunding,
     MBIA Insured, Weekly VRDN and Put, 1.78%, 12/01/15 ........................................       2,250,000        2,250,000
                                                                                                                    -------------
   TOTAL INVESTMENTS (COST $330,601,467) 98.5%..................................................                      349,872,878
   OTHER ASSETS, LESS LIABILITIES 1.5%..........................................................                        5,243,101
                                                                                                                    -------------
   NET ASSETS 100.0%............................................................................                    $ 355,115,979
                                                                                                                    =============

See Glossary of Terms on page 194.

(a) See Note 1(b) regarding securities purchased on a delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


118 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                     ----------------------------------------------------------------------
                                                                              YEAR ENDED FEBRUARY 28,
CLASS A                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    11.76     $    11.48     $    11.14     $    10.94     $    10.52
                                                     ----------------------------------------------------------------------
Income from investment operations:

  Net investment income(a) .......................         0.42           0.43           0.46           0.50           0.52

  Net realized and unrealized gains (losses) .....        (0.25)          0.28           0.35           0.21           0.42
                                                     ----------------------------------------------------------------------
Total from investment operations .................         0.17           0.71           0.81           0.71           0.94

Less distributions from net investment income ....        (0.42)         (0.43)         (0.47)         (0.51)         (0.52)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------
Net asset value, end of year .....................   $    11.51     $    11.76     $    11.48     $    11.14     $    10.94
                                                     ======================================================================


Total return(b) ..................................         1.54%          6.33%          7.45%          6.64%          9.10%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  493,994     $  454,942     $  365,043     $  240,157     $  164,450


Ratios to average net assets:

  Expenses .......................................         0.69%          0.70%          0.72%          0.77%          0.76%

  Net investment income ..........................         3.67%          3.69%          4.07%          4.49%          4.88%

Portfolio turnover rate ..........................         9.14%          8.62%          4.86%          7.47%          8.87%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.

                        Annual Report | See notes to financial statements. | 119

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND (CONTINUED)

                                                     -------------------------
                                                             YEAR ENDED
                                                            FEBRUARY 28,
CLASS C                                                 2005          2004(d)
                                                     -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    11.77     $    11.67
                                                     -------------------------
Income from investment operations:

  Net investment income(a) .......................         0.36           0.24

  Net realized and unrealized gains (losses) .....        (0.24)          0.10
                                                     -------------------------
Total from investment operations .................         0.12           0.34

Less distributions from net investment income ....        (0.36)         (0.24)

Redemption fees ..................................           --(c)          --
                                                     -------------------------
Net asset value, end of year .....................   $    11.53     $    11.77
                                                     =========================


Total return(b) ..................................         1.05%          2.96%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   23,384     $   11,182

Ratios to average net assets:

  Expenses .......................................         1.24%          1.25%(e)

  Net investment income ..........................         3.12%          3.14%(e)

Portfolio turnover rate ..........................         9.14%          8.62%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Amount is less than $0.01 per share.

(d) For the period July 1, 2003 (effective date) to February 29, 2004.

(e) Annualized.


120 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.7%
   BONDS 98.2%
   ALABAMA 6.2%
      Alabama State GO, Series A, 4.00%,
      9/01/12 ..................................................................................   $   2,130,000    $   2,201,099
      9/01/15 ..................................................................................       1,000,000        1,009,140
   Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan,
      Refunding, Series B, AMBAC Insured, 4.625%, 8/15/13 ......................................       5,900,000        6,242,790
      Series B, AMBAC Insured, 4.125%, 2/15/14 .................................................       3,000,000        3,084,990
   East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
     Series A, MBIA Insured,
      4.50%, 9/01/13 ...........................................................................       1,925,000        2,013,261
      4.625%, 9/01/14 ..........................................................................       2,010,000        2,106,259
      4.50%, 9/01/15 ...........................................................................       2,100,000        2,176,062
   Huntsville GO, Capital Improvement wts., Series C, AMBAC Insured, 4.00%, 11/01/14 ...........       1,000,000        1,021,270
   Huntsville Health Care Authority Revenue, Series A, MBIA Insured, 4.80%, 6/01/13 ............       2,400,000        2,547,432
   Jefferson County GO, Capital Improvement wts., Series A, MBIA Insured, 5.00%, 4/01/17 .......       2,195,000        2,376,285
   Jefferson County Ltd. Obligation School wts. Revenue, Series A, 5.25%, 1/01/16 ..............       2,000,000        2,162,640
   Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/12 ...........................................         600,000          671,286
   University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/15 ...............       4,070,000        4,453,720
                                                                                                                    -------------
                                                                                                                       32,066,234
                                                                                                                    -------------

   ARIZONA 4.8%
   Arizona School Facilities Board Revenue, Series B, FGIC Insured, 4.00%, 9/01/13 .............       5,000,000        5,130,500
   Arizona State University COP, Research Infrastructure Projects, AMBAC Insured, 5.25%,
     9/01/16 ...................................................................................       2,505,000        2,811,337
   Maricopa County GO,
      School District No. 11, Peoria Unified, Refunding, FSA Insured, 4.00%, 7/01/12 ...........       2,200,000        2,276,230
      School District No. 40, Glendale School Improvement, 6.10%, 7/01/08 ......................         570,000          582,335
      School District No. 40, Glendale School Improvement, Pre-Refunded, 6.10%, 7/01/08 ........         430,000          439,795
      School District No. 97, Deer Valley School Improvement, Series A, FGIC Insured, 4.75%,
        7/01/12 ................................................................................       4,000,000        4,331,280
   Maricopa County USD No. 48 Scottsdale GO, Refunding, Series A, FSA Insured, 4.00%,
     7/01/15 ...................................................................................       3,000,000        3,066,180
   Maricopa County USD No. 80 Chandler GO, Project of 2002, Series A, FSA Insured, 4.00%,
     7/01/14 ...................................................................................       1,000,000        1,026,350
   Mesa GO,
      FGIC Insured, Pre-Refunded, 4.50%, 7/01/14 ...............................................       1,000,000        1,070,340
      Refunding, Series A, FGIC Insured, 4.20%, 7/01/16 ........................................         715,000          731,273
   Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured, 4.00%,
      7/01/14 ..................................................................................       1,110,000        1,139,249
      7/01/15 ..................................................................................       1,000,000        1,018,420
      7/01/16 ..................................................................................       1,000,000        1,011,270
                                                                                                                    -------------
                                                                                                                       24,634,559
                                                                                                                    -------------

   ARKANSAS 1.4%
   Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A,
     6.20%, 8/01/17 ............................................................................       1,105,000        1,175,532
   Little Rock GO, Capital Improvements, FSA Insured, 4.00%, 4/01/15 ...........................       2,500,000        2,539,950


                                                             Annual Report | 121

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   ARKANSAS (CONT.)
   University of Arkansas University Revenues,
      Construction, University of Arkansas for Medical Sciences Campus, Refunding, Series A,
       MBIA Insured, 5.00%, 11/01/16 ...........................................................   $   1,000,000    $   1,092,000
      Student Fee University of Arkansas at Fort Smith, FSA Insured, 4.75%, 12/01/15 ...........       2,295,000        2,424,920
                                                                                                                    -------------
                                                                                                                        7,232,402
                                                                                                                    -------------

   CALIFORNIA 9.2%
   California State Department of Water Resources Power Supply Revenue, Series A, 5.125%,
     5/01/18 ...................................................................................       3,000,000        3,211,290
   California State GO,
      Refunding, 5.00%, 2/01/17 ................................................................       3,000,000        3,188,160
      Various Purpose, 5.25%, 11/01/17 .........................................................      10,000,000       10,991,400
   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, 5.00%, 6/01/12 ........       1,500,000        1,595,385
   Los Angeles Department of Water and Power Waterworks Revenue, Series B, MBIA Insured,
     4.25%, 7/01/17 ............................................................................       6,530,000        6,690,899
   Los Angeles USD, GO, Series A, MBIA Insured,
      4.125%, 7/01/15 ..........................................................................       2,500,000        2,568,225
      4.25%, 7/01/16 ...........................................................................       2,500,000        2,577,750
   Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 4.00%, 6/01/14 ..............      10,000,000       10,261,200
   North Orange County Community College District GO, Election of 2002, Series B, FGIC Insured,
     4.00%, 8/01/15 ............................................................................       3,215,000        3,280,715
   Tulare Joint UHSD, GO, Election of 2004, Series A, MBIA Insured, 5.00%, 8/01/16 .............       2,870,000        3,178,123
                                                                                                                    -------------
                                                                                                                       47,543,147
                                                                                                                    -------------

  COLORADO 1.8%
   Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.75%, 12/01/16 ..........       3,000,000        3,431,850
   Denver City and County Medical Facilities GO, 4.00%, 8/01/16 ................................       6,000,000        6,029,640
                                                                                                                    -------------
                                                                                                                        9,461,490
                                                                                                                    -------------

   CONNECTICUT 0.5%
   Connecticut State Health and Educational Facilities Authority Revenue,
      Sacred Heart University, Refunding, Series C, 6.00%, 7/01/05 .............................         135,000          136,305
      Series C, ETM, 6.00%, 7/01/05 ............................................................         425,000          430,253
   Connecticut State HFAR, Housing Mortgage Finance Program, Series C-2, 6.00%,
     11/15/10 ..................................................................................       2,000,000        2,085,380
                                                                                                                    -------------
                                                                                                                        2,651,938
                                                                                                                    -------------

  FLORIDA 8.7%
   Collier County Capital Improvement Revenue, FGIC Insured, 4.60%, 10/01/13 ...................       1,000,000        1,065,100
   Collier County School Board COP, Refunding, FSA Insured, 5.00%, 2/15/16 .....................      10,710,000       11,661,798
   Hillsborough County School Board Sales Tax Revenue, AMBAC Insured, 4.25%, 10/01/12 ..........       1,800,000        1,904,688
   Jacksonville Electric Authority Revenue, Electric System, Sub Series A, 5.00%, 10/01/16 .....       3,420,000        3,495,206
   Jacksonville Water and Sewer System Revenue, Series B, FSA Insured, 4.10%, 10/01/13 .........       3,000,000        3,035,790
   Marion County Public Improvement Revenue, Refunding, MBIA Insured,
      4.10%, 12/01/11 ..........................................................................       1,600,000        1,668,896
      4.20%, 12/01/12 ..........................................................................       1,400,000        1,463,980
      4.30%, 12/01/13 ..........................................................................       1,800,000        1,883,178


122 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   FLORIDA(CONT.)
   Marion County School Board COP, FSA Insured, 4.00%, 6/01/15 .................................   $   1,115,000    $   1,129,818
   Orlando Waste Water Services Revenue, Refunding, Series A, AMBAC Insured, 4.00%,
     10/01/14 ..................................................................................       7,530,000        7,682,934
   Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project,
     Pre-Refunded,
      6.20%, 12/01/08 ..........................................................................         275,000          297,666
      6.30%, 12/01/09 ..........................................................................         580,000          628,784
   Tampa Bay Water Utility System Revenue,
      FGIC Insured, Pre-Refunded, 5.75%, 10/01/15 ..............................................       1,000,000        1,146,320
      Series B, FGIC Insured, 4.75%, 10/01/15 ..................................................       4,140,000        4,384,177
      Series B, FGIC Insured, 4.75%, 10/01/16 ..................................................       3,400,000        3,580,268
                                                                                                                    -------------
                                                                                                                       45,028,603
                                                                                                                    -------------

   GEORGIA 1.4%
   Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%,
     12/01/13 ..................................................................................       1,020,000          975,202
   South Georgia Governmental Services Authority Revenue, FGIC Insured, 5.00%, 1/01/16 .........       2,650,000        2,928,700
   Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%,
     11/01/07 ..................................................................................       3,105,000        3,127,915
                                                                                                                    -------------
                                                                                                                        7,031,817
                                                                                                                    -------------

   HAWAII 0.6%
   Hawaii State Department of Budget and Finance Special Purpose Revenue,
      Kaiser Permanente, Series A, ETM, 5.10%, 3/01/14 .........................................       2,500,000        2,686,125
      Kapi `Olani Health Obligation, 5.60%, 7/01/06 ............................................         500,000          511,650
                                                                                                                    -------------
                                                                                                                        3,197,775
                                                                                                                    -------------

   ILLINOIS 1.0%
   Chicago Park District GO, Refunding, FGIC Insured, 4.125%, 1/01/14 ..........................       3,125,000        3,212,281
   Illinois Health Facilities Authority Revenue,
      St. Elizabeth's Hospital, 6.00%, 7/01/05 .................................................          70,000           70,735
      Victory Health Services, Series A, 5.25%, 8/15/09 ........................................       1,170,000        1,166,759
   Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
     Convention Center, ETM, 5.75%, 7/01/06 ....................................................         490,000          502,211
                                                                                                                    -------------
                                                                                                                        4,951,986
                                                                                                                    -------------

   KENTUCKY 0.5%
   Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
     Regional Health Center Facility, Refunding and Improvement,
      5.70%, 10/01/10 ..........................................................................       1,000,000          984,040
      5.75%, 10/01/11 ..........................................................................       1,500,000        1,478,985
                                                                                                                    -------------
                                                                                                                        2,463,025
                                                                                                                    -------------

   LOUISIANA 0.8%
   St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ................       4,000,000        4,224,600
                                                                                                                    -------------


                                                             Annual Report | 123

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MARYLAND 0.2%
   Maryland State Health and Higher Educational Facilities Authority Revenue, AMBAC Insured,
     5.00%, 7/01/15 ............................................................................   $   1,000,000    $   1,103,640
                                                                                                                    -------------

   MASSACHUSETTS 2.2%
   Massachusetts State Development Finance Agency Resource Recovery Revenue,
     Waste Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ..........       3,000,000        3,388,920
   Massachusetts State Development Finance Agency Revenue, Loomis Community Project,
     first mortgage, Refunding, Series A, 5.50%, 7/01/08 .......................................       1,990,000        2,008,467
   Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill
     Project, Refunding, Series A,
      5.15%, 12/01/07 ..........................................................................       2,000,000        2,053,380
      5.20%, 12/01/08 ..........................................................................       2,000,000        2,055,940
   Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%,
     10/01/12 ..................................................................................       1,745,000        1,846,140
                                                                                                                    -------------
                                                                                                                       11,352,847
                                                                                                                    -------------

   MICHIGAN 5.4%
   Battle Creek Downtown Development Authority Tax Allocation, MBIA Insured, Pre-Refunded,
     5.00%, 5/01/17 ............................................................................       3,295,000        3,516,852
   Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial
     Hospital, Refunding, Series B, 5.30%, 11/01/07 ............................................         815,000          842,490
   Detroit GO, Refunding, Series B, 6.375%, 4/01/06 ............................................       1,000,000        1,013,400
   Ferris State University Revenue, Refunding, AMBAC Insured, 5.00%, 10/01/18 ..................       2,640,000        2,733,456
   Gull Lake Community School District GO, School Building and Site, FSA Insured, 5.00%,
     5/01/16 ...................................................................................       1,000,000        1,090,440
   Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured, 5.00%,
      5/01/16 ..................................................................................       1,925,000        2,091,339
      5/01/17 ..................................................................................       2,025,000        2,180,540
   Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
     MBIA Insured, Pre-Refunded, 6.00%, 11/15/13 ...............................................       1,200,000        1,367,652
   Otsego Public Schools District GO, School Building and Site, FSA Insured, 5.00%, 5/01/16 ....       1,630,000        1,770,848
   Saginaw-Midland GO, Municipal Water Supply Corp. Revenue, Water Supply System, Refunding,
     MBIA Insured, 4.25%, 9/01/13 ..............................................................       1,245,000        1,306,080
   Wayne-Westland Community Schools GO, Refunding,
      4.50%, 5/01/12 ...........................................................................       1,035,000        1,100,691
      4.625%, 5/01/13 ..........................................................................       1,095,000        1,171,311
      FSA Insured, 5.00%, 5/01/16 ..............................................................       2,825,000        3,080,126
   Western Townships Utilities Authority GO, Refunding, MBIA Insured, 4.75%, 1/01/17 ...........       4,290,000        4,462,244
                                                                                                                    -------------
                                                                                                                       27,727,469
                                                                                                                    -------------

   MINNESOTA 6.7%
   Chaska ISD No. 112 GO, Refunding, Series A,
      5.00%, 2/01/16 ...........................................................................       4,000,000        4,218,560
      FSA Insured, 4.00%, 2/01/14 ..............................................................       2,060,000        2,108,699
   Minneapolis GO, Various Purpose, 5.00%, 12/01/17 ............................................       3,000,000        3,214,080
   Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured, 4.625%,
     2/01/17 ...................................................................................       1,000,000        1,040,060


124 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MINNESOTA (CONT.)
   Minneapolis Special School District No. 001 GO, Refunding, FSA Insured, 4.00%,
      2/01/13 ..................................................................................   $   3,000,000    $   3,089,430
      2/01/14 ..................................................................................       6,300,000        6,448,932
   Mounds View ISD No. 621 GO, MBIA Insured, 5.00%,
      2/01/14 ..................................................................................       2,340,000        2,544,773
      2/01/15 ..................................................................................       2,425,000        2,629,476
      2/01/16 ..................................................................................       2,460,000        2,662,729
   Ramsey County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/15 ........................       2,215,000        2,348,675
   Robbinsdale ISD No. 281 GO, Refunding, FSA Insured,
      4.00%, 2/01/13 ...........................................................................       2,070,000        2,131,707
      4.125%, 2/01/14 ..........................................................................       2,175,000        2,242,925
                                                                                                                    -------------
                                                                                                                       34,680,046
                                                                                                                    -------------

   MISSOURI 1.7%
   Jackson County Reorganized School District No. 7 Lees Summit GO, School Building,
     MBIA Insured, 5.00%, 3/01/16 ..............................................................       2,000,000        2,186,180
   Lake of the Ozarks Community Board Corp. Bridge System Revenue,
      5.00%, 12/01/08 ..........................................................................       2,060,000        2,082,248
      Pre-Refunded, 5.00%, 12/01/08 ............................................................         940,000          979,508
   Southeast Missouri State University System Facilities Revenue, Refunding and Improvement,
     MBIA Insured,
      4.375%, 4/01/12 ..........................................................................         335,000          353,733
      4.50%, 4/01/14 ...........................................................................         545,000          572,157
      4.60%, 4/01/15 ...........................................................................       1,360,000        1,426,790
      4.70%, 4/01/16 ...........................................................................       1,165,000        1,223,332
                                                                                                                    -------------
                                                                                                                        8,823,948
                                                                                                                    -------------

   NEW JERSEY 3.8%
   Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
     Waste Management Inc. Project, Mandatory Put 12/01/09, Refunding, Series A,
      6.85%, 12/01/29 ..........................................................................       2,625,000        2,959,687
   Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1,
     5.90%, 1/01/15 ............................................................................         850,000          856,299
   New Jersey State COP, Equipment Lease Purchase, Series A, AMBAC Insured, 5.00%,
     6/15/17 ...................................................................................       5,000,000        5,384,250
   New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
     Refunding, Series C, FSA Insured, 4.50%, 12/15/10 .........................................      10,000,000       10,648,300
                                                                                                                    -------------
                                                                                                                       19,848,536
                                                                                                                    -------------

   NEW YORK 10.4%
   Liverpool Central School District GO, Refunding, FSA Insured, 5.00%, 7/15/14 ................       1,560,000        1,701,211
   Middletown City School District GO, Refunding, Series A, FSA Insured, 4.00%,
      11/01/14 .................................................................................       1,785,000        1,827,555
      11/01/15 .................................................................................       2,050,000        2,085,137
   MTA Commuter Facilities Revenue, Services Contract, Refunding, Series R, ETM, 5.50%,
     7/01/11 ...................................................................................       2,215,000        2,423,121
   MTA Transit Facilities Revenue, Series A, Pre-Refunded, 6.00%, 7/01/15 ......................       1,500,000        1,688,430


                                                             Annual Report | 125

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW YORK (CONT.)
   New York City GO,
      Refunding, Series H, 5.90%, 8/01/09 ......................................................   $     500,000    $     536,670
      Refunding, Series H, 5.00%, 8/01/17 ......................................................       4,330,000        4,607,250
      Refunding, Series J, 6.00%, 8/01/08 ......................................................       3,000,000        3,237,840
      Series C, MBIA Insured, 5.875%, 8/01/16 ..................................................       1,250,000        1,413,438
      Series F, 4.75%, 1/15/16 .................................................................       3,000,000        3,127,800
      Series H, 5.00%, 8/01/16 .................................................................       3,000,000        3,206,550
      Series I, 5.00%, 8/01/18 .................................................................      10,000,000       10,600,300
   New York City Transitional Finance Authority Revenue, Series C, 4.50%, 2/15/13 ..............       4,500,000        4,749,840
   New York State Dormitory Authority Revenue, FHA Insured Mortgage, St. Barnabas, Series B,
     AMBAC Insured, 4.25%, 8/01/14 .............................................................       2,355,000        2,436,671
   New York State Dormitory Authority Revenues, Mental Health Services Facilities Improvement,
      Refunding, Series D, 5.60%, 2/15/07 ......................................................         140,000          147,413
      Series D, MBIA Insured, 5.00%, 8/15/17 ...................................................       2,000,000        2,135,280
   New York State HFAR, Health Facilities, New York City, Refunding, Series A, 5.90%,
     5/01/05 ...................................................................................       1,000,000        1,006,080
   New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
     Pre-Refunded, 5.75%,
      4/01/08 ..................................................................................         500,000          528,225
      4/01/09 ..................................................................................       1,150,000        1,214,918
   Port Authority of New York and New Jersey Construction Revenue, One Hundred Thirty Fourth
     Series, Refunding, 4.00%, 7/15/14 .........................................................       2,460,000        2,490,627
   Port Authority of New York and New Jersey Special Obligation Revenue, 3rd Installment, 7.00%,
     10/01/07 ..................................................................................         700,000          726,572
   Yonkers GO, Series B, FSA Insured, 4.00%, 10/15/16 ..........................................       1,890,000        1,908,654
                                                                                                                    -------------
                                                                                                                       53,799,582
                                                                                                                    -------------

   NORTH CAROLINA 6.0%
   Asheville Water System Revenue, FSA Insured, 5.25%,
      8/01/15 ..................................................................................         915,000        1,008,980
      8/01/17 ..................................................................................       1,020,000        1,115,554
      8/01/19 ..................................................................................       1,030,000        1,127,108
   Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16 ....................................       4,000,000        4,312,200
   Mecklenburg County GO, Public Improvement, Series A, 4.00%, 2/01/16 .........................       5,000,000        5,067,650
   North Carolina Eastern Municipal Power Agency Power System Revenue,
      Refunding, Series D, 6.00%, 1/01/09 ......................................................         800,000          844,320
      Series D, 6.45%, 1/01/14 .................................................................       1,000,000        1,110,600
   North Carolina Infrastructure Financial Corp. COP, Correctional Facilities Project, Series A,
     4.00%, 2/01/17 ............................................................................       2,715,000        2,714,918
   North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding, Series B,
     6.50%, 1/01/09 ............................................................................       5,000,000        5,549,750
   Rutherford County COP, Refunding, AMBAC Insured, 5.00%, 9/01/17 .............................       1,275,000        1,371,479
   Wake County GO, Public Improvement, 4.50%, 3/01/14 ..........................................       6,400,000        6,769,600
                                                                                                                    -------------
                                                                                                                       30,992,159
                                                                                                                    -------------


126 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO 9.2%
   Akron GO, Refunding and Improvement, Various Purpose, MBIA Insured, 4.125%, 12/01/14 ........   $   1,000,000    $   1,032,430
   Akron Income Tax Revenue, Community Learning Centers, FGIC Insured, 4.00%, 12/01/14 .........       2,140,000        2,197,159
   Allen County GO, AMBAC Insured, 4.75%, 12/01/17 .............................................       2,180,000        2,305,699
   Bowling Green State University of Ohio General Receipts GO, MBIA Insured, 5.00%,
      6/01/14 ..................................................................................       2,285,000        2,526,959
      6/01/15 ..................................................................................       1,400,000        1,536,724
   Butler County GO, MBIA Insured, 4.00%, 12/01/14 .............................................       1,210,000        1,242,319
   Cleveland Municipal School District GO, FSA Insured, 5.00%,
      12/01/14 .................................................................................       1,915,000        2,117,779
      12/01/15 .................................................................................       1,510,000        1,657,467
      12/01/16 .................................................................................       1,400,000        1,528,716
   Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services, Refunding,
      5.25%, 7/01/08 ...........................................................................         575,000          585,131
      5.40%, 7/01/10 ...........................................................................         775,000          790,740
      5.50%, 7/01/11 ...........................................................................         500,000          510,125
   Kenston Local School District GO, School Improvement, MBIA Insured, 4.00%, 12/01/15 .........       1,775,000        1,807,394
   Lake Ohio Local School District GO, MBIA Insured, 5.20%, 12/01/17 ...........................       2,565,000        2,775,920
   Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 ........................       1,360,000        1,480,061
   Mason City School District GO, School Improvement, Refunding, FGIC Insured, 5.00%,
     12/01/15 ..................................................................................       2,670,000        2,965,275
   Ohio State Building Authority Revenue, State Facilities, Administration Building Fund
     Project, Refunding, Series B, FSA Insured, 4.00%, 10/01/12 ................................       1,000,000        1,035,700
   Ohio State GO, Common Schools, Series B, 4.00%, 9/15/14 .....................................       8,895,000        9,064,361
   Penta Career Center COP, Wood Lucas Sandusky Fulton Ottawa Henry and Hancock Counties,
     FGIC Insured, 4.00%,
      4/01/15 ..................................................................................       1,620,000        1,627,322
      4/01/16 ..................................................................................       1,685,000        1,683,467
   Southwest Regional Water District Water Improvement Revenue, Refunding, MBIA Insured, 4.00%,
      12/01/13 .................................................................................       1,020,000        1,051,100
      12/01/14 .................................................................................       1,020,000        1,047,244
   University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%, 1/01/14 ....       2,000,000        2,259,820
   Westerville City School District GO, Refunding, MBIA Insured, 5.00%, 12/01/18 ...............       1,000,000        1,083,840
   Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 ..............................................       1,275,000        1,535,674
                                                                                                                    -------------
                                                                                                                       47,448,426
                                                                                                                    -------------

   OKLAHOMA 0.4%
   Okmulgee County Governmental Building Authority Sales Tax Revenue, first mortgage,
     MBIA Insured,
      5.60%, 3/01/10 ...........................................................................       1,075,000        1,175,115
      6.00%, 3/01/15 ...........................................................................         700,000          771,456
   Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
     5.75%, 8/15/06 ............................................................................         295,000          305,909
                                                                                                                    -------------
                                                                                                                        2,252,480
                                                                                                                    -------------


                                                             Annual Report | 127

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OREGON 4.2%
   Clackamas County Hospital Facilities Authority Revenue, Willamette View Inc. Project,
     Refunding, 6.00%, 11/01/06 ................................................................   $     500,000    $     514,180
   Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured, 4.00%,
      11/01/14 .................................................................................       2,380,000        2,443,070
      11/01/15 .................................................................................       2,475,000        2,522,124
   Lane County School District No. 052 Bethel GO, Refunding, FSA Insured,
      3.75%, 6/15/12 ...........................................................................       1,000,000        1,024,970
      3.75%, 6/15/13 ...........................................................................       1,785,000        1,808,812
      3.875%, 6/15/14 ..........................................................................       1,935,000        1,963,773
   Oregon State Facilities Authority Revenue, Peacehealth, Series A, AMBAC Insured, 5.00%,
     8/01/13 ...................................................................................       2,305,000        2,530,314
(a)Portland GO, Arena, Refunding, Series B, 5.00%, 6/01/16 .....................................       3,075,000        3,382,777
   Salem Water and Sewer Revenue,
      MBIA Insured, 4.10%, 6/01/16 .............................................................       1,035,000        1,058,960
      Refunding, FSA Insured, 4.375%, 6/01/11 ..................................................       2,160,000        2,296,231
      Refunding, FSA Insured, 4.50%, 6/01/12 ...................................................       2,250,000        2,413,620
                                                                                                                    -------------
                                                                                                                       21,958,831
                                                                                                                    -------------
   PENNSYLVANIA 2.4%
   Allegheny County IDAR, Pollution Control, Refunding, Series A, AMBAC Insured, 4.35%,
     12/01/13 ..................................................................................       5,000,000        5,282,800
   Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%,
     7/01/07 ...................................................................................       1,135,000        1,137,122
   Pittsburgh Water and Sewer Authority Revenue, Refunding, FSA Insured, 4.00%,
      9/01/14 ..................................................................................       4,000,000        4,119,160
      9/01/15 ..................................................................................       2,000,000        2,037,540
                                                                                                                    -------------
                                                                                                                       12,576,622
                                                                                                                    -------------
   SOUTH CAROLINA 0.6%
   Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding,
     AMBAC Insured, 5.25%, 1/01/10 .............................................................       1,000,000        1,089,120
   Rock Hill Utility System Revenue, Refunding and Improvement, Series A, FSA Insured,
     4.00%, 1/01/14 ............................................................................       2,000,000        2,049,960
                                                                                                                    -------------
                                                                                                                        3,139,080
                                                                                                                    -------------
   TENNESSEE 0.7%
   Tennessee State School Board Authority Revenue, Higher Educational Facilities,
     Second Program, Series A, FSA Insured, 5.00%, 5/01/13 .....................................       3,425,000        3,725,167
                                                                                                                    -------------
   TEXAS 3.2%
   Abilene Higher Educational Facilities Revenue, Abilene Christian University,
      5.90%, 10/01/05 ..........................................................................         720,000          731,894
      ETM, 5.90%, 10/01/05 .....................................................................          65,000           66,398
   Edgewood ISD Bexar County GO, Series A, 5.00%,
      2/15/16 ..................................................................................       1,225,000        1,331,747
      2/15/17 ..................................................................................       1,285,000        1,389,895


128 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   TEXAS (CONT.)
   Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Series B,
     AMBAC Insured, 5.00%, 9/01/11 .............................................................   $   6,000,000    $   6,573,540
   Laredo ISD Public Facility Corp. Lease Revenue,
      Series A, AMBAC Insured, 5.00%, 8/01/15 ..................................................       1,000,000        1,065,340
      Series C, AMBAC Insured, 5.00%, 8/01/19 ..................................................       1,000,000        1,058,920
   Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%,
     11/01/10 ..................................................................................       2,500,000        2,577,900
   Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit, Series A,
     MBIA Insured, Pre-Refunded, 6.25%, 11/15/17 ...............................................       1,500,000        1,722,330
                                                                                                                    -------------
                                                                                                                       16,517,964
                                                                                                                    -------------

   U.S TERRITORIES 1.7%
   District of Columbia GO,
      Refunding, Series A, 5.875%, 6/01/05 .....................................................         200,000          201,586
      Series A, ETM, 5.875%, 6/01/05 ...........................................................         500,000          504,825
   Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 ......................       4,000,000        4,220,040
   Virgin Islands Water and Power Authority Water System Revenue, Refunding,
      4.875%, 7/01/06 ..........................................................................       1,300,000        1,322,932
      5.00%, 7/01/09 ...........................................................................       2,400,000        2,508,936
                                                                                                                    -------------
                                                                                                                        8,758,319
                                                                                                                    -------------

   UTAH 0.1%
   Salt Lake County College Revenue, Westminster College Project, 5.50%, 10/01/12 ..............         340,000          356,113
                                                                                                                    -------------

   VIRGINIA 0.8%
   Fairfax County GO, Series B, 4.00%, 6/01/15 .................................................       4,000,000        4,098,720
                                                                                                                    -------------

   WASHINGTON 1.5%
   King County GO, Refunding, Series A, MBIA Insured, 4.00%, 1/01/16 ...........................       3,490,000        3,498,306
   King County School District No. 406 South Central GO, Refunding, FSA Insured, 5.00%,
      12/01/16 .................................................................................       3,000,000        3,247,500
   Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Refunding,
      Series A, AMBAC Insured, 5.70%, 7/01/09 ..................................................       1,000,000        1,058,810
                                                                                                                    -------------
                                                                                                                        7,804,616
                                                                                                                    -------------

   WEST VIRGINIA 0.1%
   West Virginia Public Energy Authority Energy Revenue, Morgantown Association Project,
      Series A, 5.05%, 7/01/08 .................................................................         610,000          620,962
                                                                                                                    -------------
   TOTAL BONDS (COST $489,820,052) .............................................................                      508,073,103
                                                                                                                    -------------
   ZERO COUPON/STEP-UP BOND (COST $2,702,752) 0.5%
   CALIFORNIA 0.5%
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
      Refunding, Series A, zero cpn. to 1/15/07, 5.65% thereafter, 1/15/17 .....................       3,000,000        2,675,940
                                                                                                                    -------------
   TOTAL LONG TERM INVESTMENTS (COST $492,522,804) .............................................                      510,749,043
                                                                                                                    -------------


                                                             Annual Report | 129

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 1.1%
   BONDS 1.1%
   FLORIDA 0.9%
(b)Orange County School Board COP, Series B, MBIA Insured, Daily VRDN and Put, 1.80%,
     8/01/27 ...................................................................................   $   4,550,000    $   4,550,000
   NEW YORK 0.2%
(b)New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Fiscal 2003, Refunding, Sub Series C-3, Daily VRDN and Put, 1.77%, 6/15/18 ................       1,200,000        1,200,000
                                                                                                                    -------------
   TOTAL SHORT TERM INVESTMENTS (COST $5,750,000)...............................................                        5,750,000
                                                                                                                    -------------
   TOTAL INVESTMENTS (COST $498,272,804) 99.8%..................................................                      516,499,043
   OTHER ASSETS, LESS LIABILITIES 0.2%..........................................................                          878,949
                                                                                                                    -------------
   NET ASSETS 100.0%............................................................................                    $ 517,377,992
                                                                                                                    =============

See Glossary of Terms on page 194.

(a) See Note 1(b) regarding securities purchased on a delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


130 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

                                                     -------------------------
                                                             YEAR ENDED
                                                            FEBRUARY 28,
CLASS A                                                  2005         2004(d)
                                                     -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    10.12     $    10.00
                                                     -------------------------
Income from investment operations:

 Net investment income(a).........................         0.15           0.06

 Net realized and unrealized gains (losses) ......        (0.14)          0.11
                                                     -------------------------
Total from investment operations .................         0.01           0.17

Less distributions from net investment income ....        (0.14)         (0.05)

Redemption fees ..................................           --(c)          --
                                                     -------------------------
Net asset value, end of year .....................   $     9.99     $    10.12
                                                     =========================


Total return(b) ..................................         0.14%         1.74%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   33,254     $   24,282

Ratios to average net assets:

  Expenses .......................................         1.13%          1.27%(e)

  Expenses net of waiver and payments by affiliate         0.50%          0.50%(e)

  Net investment income ..........................         1.49%          1.22%(e)

Portfolio turnover rate ..........................        15.79%          8.08%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Amount is less than $0.01 per share.

(d) For the period September 2, 2003 (commencement of operations) to February 29, 2004.

(e) Annualized.


                        Annual Report | See notes to financial statements. | 131

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 78.7%
   BONDS 78.7%
   ALABAMA 0.7%
   Etowah County Board of Education Special Tax GO, School Warrants, FSA Insured, 2.60%,
     9/01/08 ...................................................................................   $     250,000    $     248,347
                                                                                                                    -------------

   ALASKA 1.5%
   Kenai Peninsula Boro Alaska GO, Center Kenai Peninsula Hospital Service Area, FGIC Insured,
     3.25%, 8/01/09 ............................................................................         500,000          503,265
                                                                                                                    -------------

   ARIZONA 3.9%
   Buckeye UHSD No. 201 GO, School Improvement Project, Series B, MBIA Insured, 3.00%,
     7/01/08 ...................................................................................         500,000          503,620
   Mohave County Beneficial Interest COP, Mohave Administration Building Project, AMBAC Insured,
     3.00%, 1/01/06 ............................................................................         350,000          351,904
   Oro Valley Municipal Property Corp. Revenue, senior lien, Water Project, MBIA Insured, 3.00%,
     7/01/08 ...................................................................................         425,000          428,077
                                                                                                                    -------------
                                                                                                                        1,283,601
                                                                                                                    -------------

   ARKANSAS 3.0%
   Fayetteville Sales and Use Tax Capital Improvement Special Assessment, 4.00%, 12/01/05 ......       1,000,000        1,011,930
                                                                                                                    -------------

   CALIFORNIA 6.2%
   California State University at Channel Islands Financing Authority Revenue, Rental Housing
     and Town Center, Mandatory Put 8/01/07, Series A, 2.50%, 8/01/44 ..........................       1,000,000          995,120
   Los Angeles Water and Power Revenue, Power System, Series A, Sub Series A-1, 4.00%,
     7/01/06 ...................................................................................       1,050,000        1,071,241
                                                                                                                    -------------
                                                                                                                        2,066,361
                                                                                                                    -------------

   COLORADO 1.0%
   Colorado Water Resources and Power Development Authority Revenue, Series B, 3.25%,
     9/01/07 ...................................................................................         320,000          324,605
                                                                                                                    -------------

   FLORIDA 3.1%
   Coral Gables Health Facilities Authority Hospital Revenue, Baptist Health South Florida,
     FSA Insured, 5.00%, 8/15/09 ...............................................................         750,000          806,858
   Jupiter Water Revenue, AMBAC Insured, 3.75%, 10/01/07 .......................................         105,000          107,752
   Marion County Utility System Revenue, Series A, MBIA Insured, 2.00%, 12/01/06 ...............         100,000           98,621
                                                                                                                    -------------
                                                                                                                        1,013,231
                                                                                                                    -------------

   GEORGIA 1.7%
   Association County Commissioners Leasing Program COP, DeKalb County Public Purpose
     Project, 2.50%, 12/01/07 ..................................................................         555,000          548,518
                                                                                                                    -------------

   INDIANA 0.4%
   Madison Grant Industry School Building Corp. Revenue, First Mortgage, AMBAC Insured, 2.25%,
     1/15/06 ...................................................................................         120,000          119,796
                                                                                                                    -------------


132 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   KANSAS 1.2%
   Johnson County Water District No. 001 Water Revenue, Refunding, 2.50%, 6/01/08 ..............   $     400,000    $     393,476
                                                                                                                    -------------

   KENTUCKY 1.9%
   Anderson County School District Financial Corp. School Building Revenue, Refunding, Series B,
     3.80%, 3/01/06 ............................................................................         120,000          121,618
   Breathitt County Justice Center Corp. Revenue, Justice Center Project, MBIA Insured, 3.00%,
     10/01/06 ..................................................................................          55,000           55,362
   Breathitt County School District Financial Corp. School Building Revenue, Refunding, Second
     Series, 4.00%, 3/01/07 ....................................................................         110,000          112,694
   Kentucky State Property and Building Commission Revenues, Project No. 80, Refunding,
     Series A, MBIA Insured, 2.75%, 5/01/08 ....................................................         225,000          224,793
   Woodford County School District Financial Corp. School Building Revenue, Refunding, 4.30%,
     8/01/06 ...................................................................................         100,000          102,380
                                                                                                                    -------------
                                                                                                                          616,847
                                                                                                                    -------------

   MASSACHUSETTS 0.6%
   Massachusetts State Development Finance Agency Revenue, Brandeis University, Series K,
     FGIC Insured, 2.50%, 10/01/07 .............................................................         200,000          199,256
                                                                                                                    -------------

   MICHIGAN 1.8%
   Commerce Charter Township Michigan GO, Special Assessment, Series A, FSA Insured, 2.50%,
     10/01/06 ..................................................................................         100,000           99,922
   Detroit GO, Refunding, Series B, XLCA Insured, 3.00%, 4/01/06 ...............................         400,000          402,532
   Michigan Municipal Building Authority Revenue, Local Government Loan Project, Series B,
     AMBAC Insured, 2.75%, 11/01/08 ............................................................         100,000           99,584
                                                                                                                    -------------
                                                                                                                          602,038
                                                                                                                    -------------

   MINNESOTA 3.7%
   St. Paul Port Authority Lease Revenue, Office Building at Cedar Street-03-12, 2.50%,
     12/01/07 ..................................................................................         500,000          496,725
   Washington County GO, Jail, Refunding, Series B, 2.50%, 2/01/07 .............................         750,000          748,882
                                                                                                                    -------------
                                                                                                                        1,245,607
                                                                                                                    -------------

   MISSISSIPPI 3.0%
   Mississippi State GO, Capital Improvements Building Fund Arts Project, 3.125%,
     11/01/10 ..................................................................................       1,000,000          993,560
                                                                                                                    -------------

   MISSOURI 4.5%
   Missouri State Development Finance Board Infrastructure Facilities Revenue, Hartman
     Heritage Center Phase II, AMBAC Insured, 3.00%, 4/01/08 ...................................         200,000          201,052
   Platte County COP, Public Improvements, 2.40%, 10/01/08 .....................................         200,000          195,032
   Springfield COP, Enterprise System Project, 3.85%, 2/01/08 ..................................          50,000           51,273
   Springfield Public Building Corp. Leasehold Revenue, Capital Improvement Program,
     AMBAC Insured, 4.00%, 3/01/09 .............................................................       1,000,000        1,040,820
                                                                                                                    -------------
                                                                                                                        1,488,177
                                                                                                                    -------------


                                                             Annual Report | 133

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEVADA 5.4%
   Henderson Local ID Special Assessment,
     No. T-1, Lake Las Vegas, Refunding, Senior Series A-1, FSA Insured, 3.75%,
      8/01/09 ..................................................................................   $   1,265,000    $   1,301,786
     No. T-6, Limited Obligation, Refunding, Senior Series A, FSA Insured, 2.85%, 11/01/09 .....         285,000          280,645
   Washoe County Improvement Bonds, Refunding, FSA Insured, 2.50%, 11/01/08 ....................         220,000          215,567
                                                                                                                    -------------
                                                                                                                        1,797,998
                                                                                                                    -------------

   NEW JERSEY 3.0%
   Washington Township Board of Education Gloucester County GO, Refunding, MBIA Insured,
     2.75%, 2/01/08 ............................................................................       1,000,000          999,710
                                                                                                                    -------------

   NEW YORK 5.9%
   Buffalo Fiscal Stability Authority Sales Tax and State Aid Revenue, Series A, 4.00%,
     8/15/05 ...................................................................................       1,000,000        1,008,450
   New York State Dormitory Authority Revenues, Hospital, Maimonides, MBIA Insured, 3.50%,
     8/01/09 ...................................................................................         300,000          305,031
   New York State Urban Development Corp. Revenue,
      State Personal Income Tax, Series C-1 Empire State, 2.80%, 12/15/09 ......................         245,000          238,929
      Correctional and Youth Facilities Service, Mandatory Put 1/01/09, Series A, 4.00%,
        1/01/28 ................................................................................         400,000          410,992
                                                                                                                    -------------
                                                                                                                        1,963,402
                                                                                                                    -------------

   OHIO 9.5%
   Franklin County Hospital Revenue, Refunding, Hospital Corp., Series C, MBIA Insured, 2.50%,
     5/15/08 ...................................................................................         500,000          493,620
   Jackson Local School District Stark and Summit Counties GO, Construction and Improvement,
     FGIC Insured, 2.00%, 12/01/05 .............................................................         445,000          443,647
   Ohio State GO, Conservation Projects, Series A, 2.00%, 3/01/05 ..............................       1,000,000        1,000,000
   Stark County GO, Refunding Sewerage Systems, AMBAC Insured, 2.50%, 12/01/08 .................         370,000          363,366
   Sugarcreek Local School District GO, School Improvement, Refunding, MBIA Insured, 2.00%,
     12/01/06 ..................................................................................         500,000          492,730
   Warren GO, AMBAC Insured, 2.00%, 12/01/06 ...................................................         365,000          359,693
                                                                                                                    -------------
                                                                                                                        3,153,056
                                                                                                                    -------------

   OKLAHOMA 0.5%
   Oklahoma County ISD No. 12 Edmond GO, Building, 2.25%, 7/01/06 ..............................         100,000           99,672
   Oklahoma Development Finance Authority Lease Revenue, Department of Human Services
     County Office, AMBAC Insured, 3.25%, 2/01/06 ..............................................          75,000           75,590
                                                                                                                    -------------
                                                                                                                          175,262
                                                                                                                    -------------

   OREGON 0.3%
   Lake County School District No. 014 GO, Refunding, FSA Insured, 2.50%, 1/15/08 ..............         105,000          104,214
                                                                                                                    -------------


134 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   PENNSYLVANIA 2.5%
   Lehigh County IDA, PCR, Electrical Utilities Corp. Project, Refunding, AMBAC Insured, 3.125%,
     11/01/08 ..................................................................................   $     150,000    $     151,578
   Philadelphia Gas Works Revenue, 18th Series, 5.00%, 8/01/05 .................................         420,000          424,339
   Pittsburgh Water and Sewer Authority Revenue, Refunding, FSA Insured, 2.65%, 9/01/08 ........         250,000          248,595
                                                                                                                    -------------
                                                                                                                          824,512
                                                                                                                    -------------

   RHODE ISLAND 0.3%
   Rhode Island Housing and Mortgage Financial Corp. Revenue, Home Ownership Opportunity,
     Series 44 A, 2.40%, 10/01/07 ..............................................................         100,000           98,243
                                                                                                                    -------------

   SOUTH CAROLINA 0.2%
   Florence County GO, Public Improvements, AMBAC Insured, 3.75%, 3/01/08 ......................          75,000           77,207
                                                                                                                    -------------

   SOUTH DAKOTA 1.1%
   South Dakota HDA Revenue, Series D, 2.90%, 5/01/09 ..........................................         375,000          364,620
                                                                                                                    -------------

   TEXAS 5.0%
   Hays County GO, Refunding and Improvement, AMBAC Insured, 3.875%, 8/15/07 ...................         255,000          262,176
   San Antonio Electric and Gas Revenue, Systems, Mandatory Put 12/01/05, junior lien, 2.20%,
     12/01/27 ..................................................................................       1,000,000          997,930
   Sienna Plantation MUD No. 2 GO, FGIC Insured, 4.75%,
      10/01/06 .................................................................................          70,000           72,343
      10/01/07 .................................................................................          75,000           78,841
      10/01/08 .................................................................................          80,000           84,994
   Westador MUD, GO, FSA Insured, 4.00%, 3/01/09 ...............................................         170,000          172,188
                                                                                                                    -------------
                                                                                                                        1,668,472
                                                                                                                    -------------

   U.S. TERRITORIES 1.3%
   Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%, 10/01/08 ......         240,000          233,261
   Puerto Rico Commonwealth GO, Public Improvement, Mandatory Put 7/01/08, Refunding,
     Series C, MBIA Insured, 5.00%, 7/01/28 ....................................................         200,000          213,290
                                                                                                                    -------------
                                                                                                                          446,551
                                                                                                                    -------------

   UTAH 0.5%
   Davis County Sales Tax Revenue, Series B, AMBAC Insured, 2.55%, 10/01/08 ....................         180,000          176,717
                                                                                                                    -------------

   VIRGINIA 0.9%
   Virginia Beach Development Authority Public Facility Revenue, Series A, 3.00%, 12/01/07 .....         300,000          301,410
                                                                                                                    -------------

   WASHINGTON 3.5%
   Burlington Sewer Revenue, Refunding, MBIA Insured, 2.50%, 9/01/06 ...........................         200,000          199,796
   King County School District No. 403 Renton GO, FSA Insured, 3.00%, 12/01/07 .................         500,000          503,400
   Sunmer Water and Sewer Revenue, Utility Local Improvement District No.73 and 74,
     FSA Insured, 1.80%, 10/01/06 ..............................................................         150,000          147,079
   Washington COP, Equipment, Series C, 2.00%, 1/01/06 .........................................         100,000           99,545
   Yakima Tieton Irrigation District Revenue, Refunding, FSA Insured, 2.50%, 6/01/06 ...........         200,000          199,898
                                                                                                                    -------------
                                                                                                                        1,149,718
                                                                                                                    -------------


                                                             Annual Report | 135

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   WEST VIRGINIA 0.6%
   West Virginia State Hospital Finance Authority Hospital Revenue, West Virginia University
     Hospital, Refunding, FSA Insured, 2.50%, 6/01/07 ..........................................   $     205,000    $     203,711
                                                                                                                    -------------
   TOTAL LONG TERM INVESTMENTS (COST $26,350,185) ..............................................                       26,163,418
                                                                                                                    -------------

   SHORT TERM INVESTMENTS 27.5%
   BONDS 27.5%
   CALIFORNIA 4.7%
   California State RAN, Series A, 3.00%, 6/30/05 ..............................................       1,250,000        1,253,712
(a)Irvine Ranch Water District Revenue, Consolidated Bonds, Daily VRDN and Put, 1.77%,
    10/01/10 ...................................................................................         200,000          200,000
(a)Metropolitan Water District Southern California Waterworks Revenue, Refunding, Series B-1,
    Daily VRDN and Put, 1.77%, 7/01/35 .........................................................         100,000          100,000
                                                                                                                    -------------
                                                                                                                        1,553,712
                                                                                                                    -------------

   FLORIDA 1.8%
(a)Alachua County Health Facilities Continuing Care Revenue, Oak Hammock University of
     Florida Project, Series A, Daily VRDN and Put, 1.80%, 10/01/32 ............................         100,000          100,000
(a)Jacksonville Health Facilities Authority Hospital Revenue, Baptist Medical Center Project,
     Daily VRDN and Put, 1.79%, 8/15/21 ........................................................         200,000          200,000
(a)Orange County School Board COP, Series B,
      MBIA Insured, Daily VRDN and Put, 1.80%, 8/01/27 .........................................         100,000          100,000
      AMBAC Insured, Daily VRDN and Put, 1.80%, 8/01/25 ........................................         200,000          200,000
                                                                                                                    -------------
                                                                                                                          600,000
                                                                                                                    -------------

   GEORGIA 3.3%
(a)Athens-Clarke County Unified Government Authority Revenue, University of Georgia Athletic
     Association Project, Daily VRDN and Put, 1.80%, 8/01/33 ...................................         300,000          300,000
(a)Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
     Weekly VRDN and Daily Put, 1.83%, 10/01/16 ................................................         500,000          500,000
(a)Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, 1.80%,
     11/01/41 ..................................................................................         200,000          200,000
(a)Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 1.80%, 11/01/15 ...................         100,000          100,000
                                                                                                                    -------------
                                                                                                                        1,100,000
                                                                                                                    -------------

   LOUISIANA 0.6%
(a)Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project,
     First Stage, ACES, Refunding, Daily VRDN and Put, 1.80%, 9/01/17 ..........................         200,000          200,000
                                                                                                                    -------------

   MICHIGAN 1.2%
(a)Detroit Sewage Disposal Revenue, senior lien, Series B, FSA Insured, Daily VRDN and Put,
     1.80%, 7/01/33 ............................................................................         200,000          200,000
(a)Michigan State University Revenues, Series A, Daily VRDN and Put, 1.80%, 8/15/32 ............         200,000          200,000
                                                                                                                    -------------
                                                                                                                          400,000
                                                                                                                    -------------


136 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MINNESOTA 2.4%
(a)Minneapolis GO,
     Block E Bonds, Series A, Weekly VRDN and Put, 1.72%, 3/01/27 ..............................   $     200,000    $     200,000
     Library, Weekly VRDN and Daily Put, 1.72%, 12/01/32 .......................................         200,000          200,000
(a)Spring Lake Park Senior Housing Revenue, Oak Crest Apartment Project, Refunding,
    FNMA Insured, Weekly VRDN and Put, 1.87%, 2/15/33 ..........................................         390,000          390,000
                                                                                                                    -------------
                                                                                                                          790,000
                                                                                                                    -------------

   NEW JERSEY 0.0%(b)
(a)New Jersey Sports and Exposition Authority State Contract Revenue, Refunding, Series B-2,
    MBIA Insured, Weekly VRDN and Put, 1.80%, 3/01/21 ..........................................           5,000            5,000
                                                                                                                    -------------

   NEW YORK 1.8%
(a)Jay Street Development Corp. Certificates Facility Lease Revenue, Jay Street Project,
    Series A-2, AMBAC Insured, Daily VRDN and Put, 1.78%, 5/01/20 ..............................         100,000          100,000
(a)Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series B,
    FSA Insured, Weekly VRDN and Put, 1.80%, 11/15/22 ..........................................         100,000          100,000
(a)New York City GO, Sub Series E-3, Daily VRDN and Put, 1.77%, 8/01/23 ........................         300,000          300,000
(a)New York State Local Government Assistance Corp. Revenue, Weekly VRDN and Put, 1.80%,
    4/01/23 ....................................................................................         100,000          100,000
                                                                                                                    -------------
                                                                                                                          600,000
                                                                                                                    -------------

   NORTH CAROLINA 6.0%
(a)Charlotte-Mecklenberg Hospital Authority Health Care System Revenue, Series B, Weekly
    VRDN and Put, 1.83%, 1/15/26 ...............................................................         900,000          900,000
(a)North Carolina State GO, Series G, Weekly VRDN and Put, 1.80%, 5/01/21 ......................       1,100,000        1,100,000
                                                                                                                    -------------
                                                                                                                        2,000,000
                                                                                                                    -------------

   PENNSYLVANIA 2.7%
(a)Lehigh County General Purpose Authority Revenues, St. Lukes Hospital Project, Daily VRDN
    and Put, 1.79%, 7/01/31 ....................................................................         900,000          900,000
                                                                                                                    -------------

   TENNESSEE 0.6%
(a)Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and
    Put, 1.80%, 1/01/33 ........................................................................         200,000          200,000
                                                                                                                    -------------

   U.S. TERRITORIES 1.5%
(a)Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 1.83%, 7/01/28 ...............................         500,000          500,000
                                                                                                                    -------------


                                                             Annual Report | 137

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   VIRGINIA 0.9%
(a)Alexandria Redevelopment and Housing Authority Residential Care Facility Revenue,
     First Mortgage, Goodwin House Inc., Series B, Daily VRDN and Put, 1.79%, 10/01/06 .........   $     300,000    $     300,000
                                                                                                                    -------------
   TOTAL SHORT TERM INVESTMENTS (COST $9,150,220) ..............................................                        9,148,712
                                                                                                                    -------------
   TOTAL INVESTMENTS (COST $35,500,405) 106.2% .................................................                       35,312,130
   OTHER ASSETS, LESS LIABILITIES (6.2)% .......................................................                       (2,057,907)
                                                                                                                    -------------
   NET ASSETS 100.0% ...........................................................................                    $  33,254,223
                                                                                                                    =============

See Glossary of Terms on page 194.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.

(b) Rounds to less than 0.05% of net assets.


138 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS A                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    10.78     $    10.39     $    10.58     $    10.50     $    10.41
                                                     ----------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ........................         0.58           0.59           0.59           0.61           0.62

 Net realized and unrealized gains (losses) ......         0.03           0.39          (0.18)          0.06           0.09
                                                     ----------------------------------------------------------------------
Total from investment operations .................         0.61           0.98           0.41           0.67           0.71

Less distributions from net investment income ....        (0.58)         (0.59)         (0.60)         (0.59)         (0.62)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------
Net asset value, end of year .....................   $    10.81     $    10.78     $    10.39     $    10.58     $    10.50
                                                     ======================================================================


Total return(b) ..................................         5.94%          9.75%          3.97%          6.53%          6.99%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $4,714,804     $4,570,744     $4,410,233     $4,660,764     $4,709,402

Ratios to average net assets:

 Expenses ........................................         0.62%          0.62%          0.62%          0.62%          0.62%

 Net investment income ...........................         5.44%          5.62%          5.69%          5.78%          5.90%

Portfolio turnover rate ..........................         8.60%          8.67%         11.81%         10.18%         11.08%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


                        Annual Report | See notes to financial statements. | 139

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONTINUED)

                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS B                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    10.84     $    10.45     $    10.64     $    10.54     $    10.45
                                                     ----------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ........................         0.52           0.53           0.54           0.56           0.56

 Net realized and unrealized gains (losses) ......         0.04           0.39          (0.19)          0.07           0.09
                                                     ----------------------------------------------------------------------
Total from investment operations .................         0.56           0.92           0.35           0.63           0.65

Less distributions from net investment income ....        (0.53)         (0.53)         (0.54)         (0.53)         (0.56)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------
Net asset value, end of year .....................   $    10.87     $    10.84     $    10.45     $    10.64     $    10.54
                                                     ======================================================================


Total return(b) ..................................         5.32%          9.09%          3.37%          6.10%          6.38%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  258,063     $  250,878     $  212,027     $  175,655     $  136,030

Ratios to average net assets:

 Expenses ........................................         1.18%          1.18%          1.18%          1.18%          1.18%

 Net investment income ...........................         4.88%          5.06%          5.13%          5.23%          5.33%

Portfolio turnover rate ..........................         8.60%          8.67%         11.81%         10.18%         11.08%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


140 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONTINUED)

                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS C                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    10.88     $    10.48     $    10.67     $    10.58     $    10.48
                                                     ----------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ........................         0.52           0.54           0.54           0.56           0.56

 Net realized and unrealized gains (losses) ......         0.03           0.39          (0.19)          0.06           0.10
                                                     ----------------------------------------------------------------------
Total from investment operations .................         0.55           0.93           0.35           0.62           0.66

Less distributions from net investment income ....        (0.52)         (0.53)         (0.54)         (0.53)         (0.56)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------
Net asset value, end of year .....................   $    10.91     $    10.88     $    10.48     $    10.67     $    10.58
                                                     ======================================================================


Total return(b) ..................................         5.29%          9.16%          3.37%          5.98%          6.45%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  588,921     $  565,210     $  508,653     $  504,900     $  501,372

Ratios to average net assets:

 Expenses ........................................         1.18%          1.18%          1.18%          1.18%          1.18%

 Net investment income ...........................         4.88%          5.06%          5.13%          5.23%          5.34%

Portfolio turnover rate ..........................         8.60%          8.67%         11.81%         10.18%         11.08%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


                        Annual Report | See notes to financial statements. | 141

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 96.9%
   BONDS 89.0%
   ALABAMA 0.3%
   Camden IDB Exempt Facilities Revenue, Weyerhaeuser, Refunding,
      Series A, 6.125%, 12/01/24 ...............................................................   $   3,000,000    $   3,227,640
      Series B, 6.375%, 12/01/24 ...............................................................       1,750,000        1,867,495
   Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO, 7.75%,
     7/01/21 ...................................................................................      10,905,000       12,009,895
                                                                                                                    -------------
                                                                                                                       17,105,030
                                                                                                                    -------------

   ALASKA 0.2%
   Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal
     Regional Power,
      5.70%, 1/01/12 ...........................................................................       2,260,000        2,252,226
      5.80%, 1/01/18 ...........................................................................       1,495,000        1,425,946
      5.875%, 1/01/32 ..........................................................................       6,900,000        5,987,682
   Alaska State HFC Revenue, Series A, MBIA Insured, 5.85%, 12/01/15 ...........................       2,340,000        2,403,788
                                                                                                                    -------------
                                                                                                                       12,069,642
                                                                                                                    -------------

   ARIZONA 7.0%
   Apache County IDA,
      IDR, Tucson Electric Power Co. Project, Series C, 5.85%, 3/01/26 .........................      16,500,000       16,526,895
      PCR, Tucson Electric Power Co. Project, Series A, 5.85%, 3/01/28 .........................      53,150,000       53,236,634
      PCR, Tucson Electric Power Co. Project, Series B, 5.875%, 3/01/33 ........................      33,800,000       33,819,942
   Arizona Health Facilities Authority Hospital System Revenue, John C. Lincoln Health Network,
     6.375%, 12/01/37 ..........................................................................       2,500,000        2,716,850
   Arizona Health Facilities Authority Revenue,
      Bethesda Foundation Project, Series A, 6.375%, 8/15/15 ...................................         400,000          406,700
      Bethesda Foundation Project, Series A, 6.40%, 8/15/27 ....................................       4,000,000        3,999,800
      Catholic Healthcare West, Series A, 6.625%, 7/01/20 ......................................       3,940,000        4,483,799
   Casa Grande IDA Hospital Revenue, Casa Grande Regional Medical Center, Series A, 7.25%,
     12/01/32 ..................................................................................      14,500,000       15,085,800
   Coconino County Pollution Control Corp. Revenue,
      Pollution Control, Nevada Power Co., Series B, 5.80%, 11/01/32 ...........................       9,230,000        8,921,072
      Tucson Electric Power Navajo, Refunding, Series A, 7.125%, 10/01/32 ......................      21,125,000       22,123,579
      Tucson Electric Power Navajo, Refunding, Series B, 7.00%, 10/01/32 .......................       9,500,000        9,918,760
   Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ....................................       4,000,000        3,717,920
   Maricopa County IDA Health Facilities Revenue, Catholic Healthcare West,
      Refunding, ACA Insured, 5.00%, 7/01/16 ...................................................       6,500,000        6,665,165
      Series A, 5.50%, 7/01/26 .................................................................       7,500,000        7,844,550
   Maricopa County Pollution Control Corp. PCR,
      El Paso Electric, Series A, 6.375%, 7/01/14 ..............................................      32,000,000       32,490,880
      Public Service Co. of Colorado, Refunding, Series A, 5.75%, 11/01/22 .....................       9,800,000       10,014,914
   Pima County IDAR, Tucson Electric Power Co. Project,
      Series A, 6.10%, 9/01/25 .................................................................       3,990,000        3,994,748
      Series B, 6.00%, 9/01/29 .................................................................      94,690,000       94,816,885
      Series C, 6.00%, 9/01/29 .................................................................      53,500,000       53,535,310
   Red Hawk Canyon CFD No. 1 Arizona Assessment Revenue, 7.625%, 6/01/05 .......................       5,790,000        5,826,882
                                                                                                                    -------------
                                                                                                                      390,147,085
                                                                                                                    -------------


142 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   ARKANSAS 0.5%
   Arkansas State Development Finance Authority Industrial Facilities Revenue, Potlatch Corp.
     Projects, Series A, 7.75%, 8/01/25 ........................................................   $   3,800,000    $   4,356,776
   Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13 ...............       2,400,000        2,733,408
   Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project, 6.375%,
     11/01/26 ..................................................................................      10,000,000       10,463,800
   Independence County PCR, Arkansas Power and Light Co. Project, Refunding, 6.25%,
     1/01/21 ...................................................................................       5,000,000        5,068,650
   Warren Solid Waste Disposal Revenue, Potlach Corp. Project, 7.00%, 4/01/12 ..................       3,150,000        3,495,776
                                                                                                                    -------------
                                                                                                                       26,118,410
                                                                                                                    -------------

   CALIFORNIA 10.8%
   ABAG 1915 Act Special Assessment,
      Windemere Ranch AD, Series 1, 7.45%, 9/02/30 .............................................      37,535,000       39,864,047
      Windemere Ranch AD 99, Series 1, 6.375%, 9/02/32 .........................................       9,740,000       10,224,760
   Adelanto Water Authority Revenue, Water Systems Acquisition Project, sub. lien, Series A,
     Pre-Refunded, 7.50%, 9/01/28 ..............................................................      21,330,000       25,134,632
   Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 ..........      11,650,000       12,288,187
   Avenal PFAR, Refunding,
      7.00%, 9/02/10 ...........................................................................       1,000,000        1,047,720
      7.25%, 9/02/27 ...........................................................................       3,665,000        3,841,726
   Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 .............       4,400,000        5,407,556
   Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 ..............................       5,790,000        5,989,060
   California County Tobacco Securitization Agency Revenue, Asset-Backed, Alameda County,
     5.875%, 6/01/35 ...........................................................................       3,700,000        3,660,891
   California Educational Facilities Authority Revenue, Pooled College and University Financing,
     Series B, 6.125%, 6/01/09 .................................................................         340,000          343,828
   California Health Facilities Financing Authority Revenue, Marshall Medical Center, Series A,
     California Mortgage Insured, 5.00%,
      11/01/24 .................................................................................       2,295,000        2,371,240
      11/01/29 .................................................................................       2,220,000        2,248,727
      11/01/33 .................................................................................       3,130,000        3,180,174
   California Infrastructure and Economic Development Bank Revenue, Department of Social
     Services Administration Building, AMBAC Insured, 5.00%,
      12/01/30 .................................................................................      10,300,000       11,074,457
      12/01/35 .................................................................................      14,110,000       15,118,583
   California PCFA Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project, 6.875%,
     11/01/27 ..................................................................................       5,480,000        5,517,264
   California State GO,
      5.25%, 4/01/30 ...........................................................................       2,500,000        2,621,750
      5.00%, 2/01/33 ...........................................................................      40,140,000       41,183,239
      Refunding, 5.25%, 4/01/32 ................................................................       2,500,000        2,618,650
      Various Purpose, 5.125%, 11/01/24 ........................................................      18,935,000       20,011,455
   California Statewide CDA Revenue,
      Elder Care Alliance, Series A, 8.25%, 11/15/32 ...........................................      13,090,000       13,812,961
      Eskaton Village Grass Valley, 8.25%, 11/15/31 ............................................       3,335,000        3,688,743
      John F. Kennedy University, 6.75%, 10/01/33 ..............................................       8,000,000        8,009,680
      Monterey Institute International, 7.75%, 7/01/31 .........................................      13,240,000       12,848,228
      Prospect Sierra School, 6.75%, 9/01/32 ...................................................       6,545,000        6,845,808


                                                             Annual Report | 143

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   Chula Vista CFD Special Tax,
      No. 07-I, Otay Ranch Village Eleven, 5.875%, 9/01/34 .....................................   $   3,205,000    $   3,295,349
      No. 99-1, Otay Ranch Special Assessment 1, 6.10%, 9/01/31 ................................       4,890,000        5,059,096
   Corona COP, Corona Community Hospital Project,
      ETM, 9.425%, 9/01/06 .....................................................................       2,555,000        2,725,188
      Pre-Refunded, 9.425%, 9/01/20 ............................................................       8,820,000       11,452,064
   El Dorado County CFD Special Tax, Promontory Specific, Series No. 2001-1, 6.30%,
     9/01/31 ...................................................................................       3,500,000        3,644,620
   Elk Grove Special Tax, East Franklin Community No. 1-A,
      5.80%, 8/01/25 ...........................................................................       3,745,000        3,844,991
      6.00%, 8/01/33 ...........................................................................       5,435,000        5,619,409
   Emeryville RDA, MFHR, Emery Bay Apartments II,
      Refunding, Series A, 5.85%, 10/01/28 .....................................................      13,805,000       13,595,992
      sub. lien, Refunding, Series B, 6.35%, 10/01/28 ..........................................       3,265,000        3,237,215
      sub. lien, Refunding, Series C, 7.875%, 10/01/28 .........................................       1,930,000        1,916,123
   Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Series A, Pre-Refunded,
     6.50%, 1/01/32 ............................................................................      37,675,000       40,440,722
   Fullerton CFD No. 1 Special Tax, Amerige Heights, 6.20%, 9/01/32 ............................       3,500,000        3,620,610
   Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded, 7.75%,
     9/01/25 ...................................................................................       4,410,000        4,614,007
   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
      Asset-Backed, Series A-3, 5.50%, 6/01/33 .................................................      20,000,000       21,549,000
      Asset-Backed, Series A-3, 7.875%, 6/01/42 ................................................      10,000,000       11,470,400
      Asset-Backed, Series A-3, 5.50%, 6/01/43 .................................................      20,000,000       21,264,200
      Asset-Backed, Series B, 5.625%, 6/01/38 ..................................................      21,000,000       22,731,030
      Series 2003 A-1, 6.75%, 6/01/39 ..........................................................       4,735,000        4,962,753
   Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
     7.00%, 9/02/30 ............................................................................       8,310,000        8,836,771
   Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.95%, 9/01/34 ......................       5,000,000        5,072,050
   Los Angeles MFR, Refunding,
      Series J-1B, 7.125%, 1/01/24 .............................................................         505,000          503,066
      Series J-1C, 7.125%, 1/01/24 .............................................................       1,155,000        1,150,576
      Series J-2B, 8.50%, 1/01/24 ..............................................................       2,485,000        2,354,488
      Series J-2C, 8.50%, 1/01/24 ..............................................................       5,585,000        5,291,676
   Los Angeles Regional Airports Improvement Corp. Lease Revenue,
      Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ..................      12,000,000        8,799,480
      Facilities Sub-Lease, Los Angeles International, Series A-1, 7.125%, 12/01/24 ............       2,000,000        1,994,440
      Facilities Sub-Lease, Los Angeles International, Series A-2, 7.50%, 12/01/24 .............      10,000,000       10,127,000
      Refunding, Series C, 6.125%, 12/01/07 ....................................................       4,655,000        4,530,618
      Refunding, Series C, 7.00%, 12/01/12 .....................................................       8,000,000        7,881,840
      Refunding, Series C, 7.50%, 12/01/24 .....................................................      30,000,000       30,600,900
   (a)United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ......................       9,500,000        7,675,240
   Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 ..............................       4,000,000        4,204,520
   Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ...........................       1,715,000        1,789,157
   Poway USD Special Tax,
      CFD No. 11, Area A, 5.375%, 9/01/28 ......................................................       2,965,000        2,943,474
      CFD No. 11, Area A, 5.375%, 9/01/34 ......................................................       2,235,000        2,204,068
      GO, CFD No. 10, Area A, 6.10%, 9/01/31 ...................................................       1,995,000        2,044,456


144 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding,
     Series A, 7.00%, 9/02/17 ..................................................................   $   2,040,000    $   2,060,176
   San Francisco Uptown Parking Corp. Parking Revenue, Union Square, MBIA Insured, 6.00%,
     7/01/31 ...................................................................................       8,920,000       10,036,249
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, 5.00%,
     1/01/33 ...................................................................................      11,930,000       10,863,339
   San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ..............................       1,180,000        1,183,139
   San Ramon 1915 Act Special Assessment, Fostoria Parkway Reassessment District No. 9,
     6.80%, 9/02/15 ............................................................................         615,000          639,705
   Saugus USD Special Tax, 6.00%, 9/01/33 ......................................................       3,150,000        3,234,231
   Stockton CFD Special Tax, Spanos Park West, 6.375%, 9/01/32 .................................       4,100,000        4,276,341
   Stockton Improvement Bond Revenue, 1915 Act, Limited Obligation, Mosher AD 02, 6.30%,
     9/02/33 ...................................................................................       6,000,000        6,190,800
   Upland CFD Special Tax, 2003-2 San Antonio Improvement, Series 1-A, 6.00%, 9/01/34 ..........       6,520,000        6,729,944
   West Sacramento Special Tax, CFD No. 16, 6.00%, 9/01/33 .....................................       3,000,000        3,080,220
                                                                                                                    -------------
                                                                                                                      600,294,099
                                                                                                                    -------------

   COLORADO 2.1%
   Colorado Health Facilities Authority Revenue, Volunteers of America Care Facilities,
     Refunding and Improvement, Series A,
      5.45%, 7/01/08 ...........................................................................         890,000          881,936
      5.75%, 7/01/20 ...........................................................................       3,000,000        2,881,680
      5.875%, 7/01/28 ..........................................................................       2,990,000        2,828,480
   Denver City and County Airport Revenue,
      Series B, 5.50%, 11/15/33 ................................................................      20,000,000       20,011,800
      Series D, 7.75%, 11/15/13 ................................................................         500,000          600,535
(a)Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
     Series A, 6.875%, 10/01/32 ................................................................      11,760,000        9,976,361
   Denver Health and Hospital Authority Healthcare Revenue, 6.25%, 12/01/33 ....................       4,000,000        4,267,080
   Eagle County Air Terminal Corp. Revenue, Series A,
      7.00%, 5/01/21 ...........................................................................         955,000        1,010,399
      7.125%, 5/01/31 ..........................................................................       1,705,000        1,810,625
   Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 ...............................       1,785,000        1,840,371
   Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
     6.95%, 8/01/19 ............................................................................      41,200,000       43,520,796
   Littleton MFHR, Riverpoint, Refunding, Series C, 8.00%, 12/01/29 ............................       2,835,000        2,981,796
   McKay Landing Metropolitan District No. 002 GO,
      Limited Tax, 7.50%, 12/01/19 .............................................................       3,375,000        3,672,439
      Refunding, Subordinated, Series A, 7.50%, 12/01/34 .......................................       2,000,000        2,014,440
   Saddle Rock South Metropolitan District No. 2 GO, Ltd. Mill Levy Obligation, 7.20%,
     12/01/19 ..................................................................................         575,000          619,948
   Saddle Rock South Metropolitan District No. 3 GO, Ltd. Mill Levy Obligation, 7.35%,
     12/01/19 ..................................................................................       3,320,000        3,584,538
   University of Colorado Hospital Authority Revenue, Series A, 5.60%, 11/15/31 ................       9,000,000        9,313,830
   Villages Castle Rock Metropolitan District No. 4 Revenue, cash flow variable rate bond,
     Refunding, 8.50%, 6/01/31 .................................................................       3,000,000        2,968,260
                                                                                                                    -------------
                                                                                                                      114,785,314
                                                                                                                    -------------


                                                             Annual Report | 145

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CONNECTICUT 1.9%
   Connecticut State Development Authority PCR,
      Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 .........................   $  53,825,000    $  57,246,655
      Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ..................      12,500,000       13,294,625
   Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
     Project, 6.15%, 4/01/35 ...................................................................       3,000,000        3,142,560
   Connecticut State Health and Educational Facilities Authority Revenue,
      Sacred Heart University, Series C, 6.50%, 7/01/16 ........................................         420,000          439,652
      Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ..........................       1,580,000        1,692,322
      St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 .................................       5,650,000        5,224,951
      Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 ............................       1,400,000        1,408,848
   Connecticut State HFAR, Housing Mortgage Finance Program, Series C-1, 6.30%,
     11/15/17 ..................................................................................      19,995,000       20,774,005
                                                                                                                    -------------
                                                                                                                      103,223,618
                                                                                                                    -------------

   FLORIDA 7.7%
   Beacon Tradeport CDD Special Assessment, Commercial Project, Series A, Pre-Refunded,
      6.00%, 5/01/16 ...........................................................................      27,760,000       31,004,866
      6.20%, 5/01/22 ...........................................................................      23,590,000       27,517,735
   Brighton Lakes CDD Special Assessment, Series B,
      7.375%, 5/01/07 ..........................................................................       1,885,000        1,916,687
      7.625%, 5/01/31 ..........................................................................       3,255,000        3,457,656
   Brooks of Bonita Springs CDD Capital Improvement Revenue,
      6.85%, 5/01/31 ...........................................................................       1,440,000        1,533,528
      Series A, 6.20%, 5/01/19 .................................................................       6,825,000        7,178,194
   Brooks of Bonita Springs II CDD Capital Improvement Revenue, Series A, 7.00%, 5/01/31 .......      12,365,000       13,088,723
   Capital Region CDD Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 ..................       2,395,000        2,576,349
   Championsgate CDD Capital Improvement Revenue,
      Series A, 6.25%, 5/01/20 .................................................................       2,720,000        2,746,275
      Series B, 5.70%, 5/01/05 .................................................................         805,000          805,620
   Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.375%,
     8/15/32 ...................................................................................      10,550,000       11,101,343
   Falcon Trace CDD Special Assessment, 6.00%, 5/01/20 .........................................       3,690,000        3,794,685
   Fleming Plantation CDD Special Assessment, Series B, 7.375%, 5/01/31 ........................       9,900,000       10,733,085
   Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
     6.00%, 6/01/23 ............................................................................       5,000,000        6,145,900
   Gateway Services District Water Management Benefit Tax Revenue, Second Assessment
     Area, Phase One, 8.00%, 5/01/20 ...........................................................       3,825,000        3,913,625
   Groves CDD Special Assessment Revenue,
      Series A, 7.75%, 5/01/32 .................................................................       1,790,000        1,789,714
      Series B, 7.625%, 5/01/08 ................................................................       6,200,000        6,123,678
   Halifax Hospital Medical Center Hospital Revenue, Series A, 7.25%,
      10/01/24 .................................................................................       4,700,000        5,121,731
      10/01/29 .................................................................................       1,400,000        1,524,222
   Heritage Harbor CDD Special Assessment Revenue, Series A, 6.70%, 5/01/19 ....................       1,635,000        1,680,567
   Hillsborough County IDAR, Refunding, Series B, 5.25%,
      10/01/28 .................................................................................       1,500,000        1,536,345
      10/01/34 .................................................................................       7,250,000        7,400,220


146 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   FLORIDA (CONT.)
   Indian Trace CDD, GO, Water Management Special Benefit, Refunding, Sub Series B, 8.25%,
      5/01/05 ..................................................................................   $   1,650,000    $   1,657,524
      5/01/11 ..................................................................................      12,760,000       14,225,996
   Indian Trace CDD Special Assessment, Isles at Weston Project, 5.50%, 5/01/33 ................       3,000,000        3,022,500
   Indian Trail ID, GO, Water Control and Improvement, Unit Development 18,
      6.875%, 8/01/10 ..........................................................................         830,000          867,508
      7.00%, 8/01/20 ...........................................................................       2,445,000        2,589,279
      7.25%, 8/01/31 ...........................................................................       5,725,000        6,075,427
   Indigo CDD Capital Improvement Revenue,
      Refunding, Series A, 7.00%, 5/01/31 ......................................................         950,000          978,253
      Series C, 7.00%, 5/01/30 .................................................................       4,975,000        5,122,956
   Islands at Doral CDD Special Assessment, 6.125%, 5/01/24 ....................................       2,000,000        2,099,320
   Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 ...........................................       1,740,000        1,864,984
   Lakeland Retirement Community Revenue, first mortgage, Carpenters Home, Refunding,
     Series A, 6.75%, 1/01/19 ..................................................................      14,955,000       15,189,943
   Lakeside Plantation CDD Capital Improvement Revenue, 7.00%, 5/01/07 .........................       1,539,393        1,540,009
   Lakewood Ranch CDD No. 2 Benefit Special Assessment, Series A, 8.125%, 5/01/17 ..............       2,825,000        2,922,095
   Lakewood Ranch CDD No. 3 Special Assessment Revenue, 7.625%, 5/01/18 ........................         480,000          498,917
   Largo First Mortgage Revenue, The Barrington Project, Series A, 7.50%, 9/01/33 ..............      10,845,000       11,235,095
   Mediterra North CDD Capital Improvement Revenue, Series A, 6.80%, 5/01/31 ...................       8,560,000        9,153,722
   Mediterra South CDD Capital Improvement Revenue,
      6.85%, 5/01/31 ...........................................................................       2,675,000        2,863,106
      Series B, 6.95%, 5/01/31 .................................................................       7,530,000        7,948,743
(a)Miami-Dade County IDAR, Special Facilities, United Airlines Inc. Project, Mandatory
     Put 3/01/10, 6.05%, 3/01/35 ...............................................................       5,000,000          290,000
   Midtown Miami Community Development Special Assessment Revenue,
      Series A, 6.25%, 5/01/37 .................................................................       7,500,000        7,806,825
      Series B, 6.50%, 5/01/37 .................................................................       4,000,000        4,190,640
   Mount Dora Country Club CDD Special Assessment Revenue, 7.75%, 5/01/13 ......................         615,000          623,100
   North Springs ID Special Assessment, Water Management, Series B, 8.30%, 5/01/24 .............       1,555,000        1,575,635
   North Springs ID Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%,
     5/01/19 ...................................................................................         950,000          984,865
   Northern Palm Beach County ID Revenue, Water Control and Improvement, Unit Development
     No. 43, 6.10%, 8/01/21 ....................................................................       2,775,000        2,909,449
   Northwood CDD Special Assessment Revenue, Series B, 7.60%, 5/01/17 ..........................       1,290,000        1,292,877
   Oakstead CDD Revenue, Capital Improvement, Series A, 7.20%, 5/01/32 .........................       3,365,000        3,619,024
   Orange County Health Facilities Authority Revenue,
      Hospital Adventist Health System, 5.625%, 11/15/32 .......................................      10,000,000       10,627,700
      Hospital Orlando Regional Healthcare, 5.75%, 12/01/32 ....................................      15,000,000       16,091,850
   Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 ....................       2,935,000        3,126,861
   Parkway Center CDD Special Assessment, Series A, 8.25%, 5/01/31 .............................       1,401,443        1,408,548
   Pelican Marsh CDD Special Assessment Revenue,
      Series A, 7.10%, 5/01/20 .................................................................       3,680,000        3,960,894
      Series A, 7.20%, 5/01/31 .................................................................       6,470,000        6,971,296
      Series B, 6.90%, 5/01/11 .................................................................       4,740,000        4,861,439
      Series C, 7.00%, 5/01/19 .................................................................      11,345,000       11,871,408
      Series D, 6.95%, 5/01/19 .................................................................       4,085,000        4,266,170


                                                             Annual Report | 147

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   FLORIDA (CONT.)
   Piney-Z CDD Capital Improvement Revenue, Series A, 7.25%, 5/01/19 ...........................   $     740,000    $     774,343
   Poinciana CDD Special Assessment, Series A, 7.125%, 5/01/31 .................................      10,495,000       11,116,094
   Reserve CDD Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 ..............       2,165,000        2,202,519
   Reserve CDD No. 2 Capital Improvement Revenue, 7.125%, 5/01/30 ..............................       4,470,000        4,669,049
   Reserve CDD Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%,
     12/01/22 ..................................................................................       3,985,000        4,172,893
   River Place St. Lucie CDD Special Assessment Revenue,
      Series A, 7.625%, 5/01/21 ................................................................       1,210,000        1,287,525
      Series A, 7.625%, 5/01/30 ................................................................       1,590,000        1,694,972
      Series B, 7.25%, 5/01/10 .................................................................         980,000        1,023,865
   Riverwood Community Development Revenue, Special AD, Series A, 7.75%, 5/01/14 ...............         785,000          845,335
   Sampson Creek CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31 .....................       2,900,000        3,026,962
   South-Dade Venture CDD Special Assessment Revenue, 6.00%, 5/01/24 ...........................       2,895,000        2,979,013
   St. Lucie West Services District Capital Improvement Revenue, Cascades Project, 6.10%,
     5/01/18 ...................................................................................       2,200,000        2,266,374
   St. Lucie West Services District Special Assessment Revenue, Port St. Lucie,
     Water Management Benefit, Refunding, Series B,
      6.00%, 5/01/09 ...........................................................................         820,000          833,227
      6.25%, 5/01/25 ...........................................................................       5,080,000        5,297,932
   Stonegate CDD Special Assessment Revenue, 6.00%, 5/01/24 ....................................       2,295,000        2,358,044
   Stoneybrook West CDD Special Assessment Revenue, Series A, 7.00%, 5/01/32 ...................       3,075,000        3,274,260
   Tara CDD No. 1 Capital Improvement Revenue, Series A, 7.15%, 5/01/31 ........................       1,375,000        1,468,198
   Venetian CDD Capital Improvement Revenue, Series A, 6.75%, 5/01/34 ..........................       8,635,000        9,255,166
   Verandah West CDD Revenue, Series A, 6.625%, 5/01/33 ........................................       8,900,000        9,312,248
   Village Center CDD Recreational Revenue,
      Sub Series B, 6.30%, 1/01/07 .............................................................       1,020,000        1,041,440
      Sub Series B, 6.25%, 1/01/13 .............................................................       6,935,000        7,325,441
      Sub Series B, 8.25%, 1/01/17 .............................................................       2,055,000        2,203,864
      Sub Series C, 7.375%, 1/01/19 ............................................................       2,325,000        2,490,005
   Village CDD No. 4 Special Assessment Revenue, 7.20%, 5/01/31 ................................       7,975,000        8,610,687
   Vista Lake CDD Capital Improvement Revenue, Series A, 7.20%, 5/01/32 ........................       2,760,000        2,946,659
   Waterchase CDD Capital Improvement Revenue, Series A, 6.70%, 5/01/32 ........................       2,930,000        3,116,553
   Waterlefe CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31 .........................       1,205,000        1,294,628
   Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21 ..............................       1,490,000        1,591,067
                                                                                                                    -------------
                                                                                                                      427,503,069
                                                                                                                    -------------

   GEORGIA 2.3%
   Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
      Series C, FSA Insured, 5.00%, 1/01/33 ....................................................      36,000,000       37,356,480
      Series J, FSA Insured, 5.00%, 1/01/29 ....................................................      16,445,000       17,117,765
   Atlanta Water and Wastewater Revenue, FSA Insured, 5.00%, 11/01/34 ..........................      20,200,000       21,031,230
   Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
     12/01/28 ..................................................................................       1,470,000        1,277,504
   Floyd County Development Authority Environmental Improvement Revenue,
     Dates-Temple-Inland, 5.70%, 12/01/15 ......................................................       1,575,000        1,686,746


148 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   GEORGIA (CONT.)
   Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia Baptist Health
     Care System Project, ETM,
      6.25%, 10/01/18 ..........................................................................   $   6,000,000    $   7,080,360
      6.375%, 10/01/28 .........................................................................       8,000,000       10,120,240
   Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project, MBIA Insured,
     5.00%, 7/01/34 ............................................................................      26,145,000       27,175,897
   McDuffie County Development Authority Waste Disposal Revenue, Temple-Inland Forest
     Products, 6.95%, 12/01/23 .................................................................       5,120,000        5,742,643
                                                                                                                    -------------
                                                                                                                      128,588,865
                                                                                                                    -------------

   HAWAII 0.1%
   Hawaii State Department of Transportation Special Facilities Revenue, Continental
     Airlines Inc. Project, Refunding, 7.00%, 6/01/20 ..........................................       4,240,000        3,672,137
                                                                                                                    -------------

   IDAHO 0.4%
   Nez Perce County PCR,
      Potlatch 84, 7.00%, 12/01/14 .............................................................       2,500,000        2,829,200
      Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 .......................................      17,500,000       17,751,475
                                                                                                                    -------------
                                                                                                                       20,580,675
                                                                                                                    -------------

   ILLINOIS 2.8%
   Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project, 6.625%,
     3/01/33 ...................................................................................       3,350,000        3,391,439
   Antioch Village Special Service Area No. 2 Special Tax, Clublands Project, 6.625%,
     3/01/33 ...................................................................................       5,650,000        5,719,890
   Bolingbrook Special Service Area No. 1 Special Tax, Augusta Village Project,
      6.75%, 3/01/32 ...........................................................................       5,500,000        5,741,560
      Series 2004, 6.25%, 3/01/32 ..............................................................       3,670,000        3,720,830
   Bolingbrook Special Service Area No. 2 Special Tax, Bloomfield West Project, Series A,
      6.625%, 3/01/31 ..........................................................................       4,520,000        4,708,936
      7.00%, 3/01/31 ...........................................................................       4,988,000        5,314,115
   Bolingbrook Special Service Area No. 3 Special Tax, Lakewood Ridge Project, 7.05%,
     3/01/31 ...................................................................................       5,893,000        6,246,875
   Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured, 5.90%, 8/01/23 .....      11,000,000       11,279,400
   Cary Special Tax,
      Special Service Area No. 1 Cambridge, Series A, 7.625%, 3/01/30 ..........................       3,768,000        4,082,440
      Special Service Area No. 2 Foxford Hill, 7.50%, 3/01/30 ..................................       5,400,000        5,734,098
   Chicago O'Hare International Airport Special Facilities Revenue, American Airlines Inc.
     Project, 8.20%, 12/01/24 ..................................................................       7,830,000        6,565,533
   Gilberts Special Service Area No. 9 Special Tax, Big Timber Project, 7.75%, 3/01/27 .........       6,000,000        6,657,600
   Illinois Health Facilities Authority Revenue,
      Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20 ...........       9,000,000        9,667,530
      Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ....................       3,370,000        3,584,433
      St. Elizabeth's Hospital, 6.25%, 7/01/16 .................................................       1,215,000        1,275,410
      St. Elizabeth's Hospital, 6.375%, 7/01/26 ................................................       6,695,000        6,923,500
      Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ...........................       8,595,000        8,543,688


                                                             Annual Report | 149

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                       PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   ILLINOIS (CONT.)
   Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
     Convention Center,
      ETM, 7.00%, 7/01/26 ......................................................................   $   7,500,000    $  10,042,875
      Pre-Refunded, 6.25%, 7/01/17 .............................................................      11,000,000       11,768,900
   Minooka Special Assessment, Improvement Prairie Ridge Project, 6.875%, 3/01/33 ..............       3,000,000        3,068,460
   Montgomery Special Assessment, Improvement, Lakewood Creek Project, 7.75%, 3/01/30 ..........       4,893,000        5,348,636
   Plano Special Service Area No. 2 Special Tax, Lakewood Springs Project, Series B, 6.375%,
     3/01/34 ...................................................................................       8,000,000        8,142,240
   Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 ..............       2,425,000        2,495,398
   Wauconda Special Service Area No. 1 Special Tax, Liberty Lakes Project, 6.625%,
     3/01/33 ...................................................................................       5,280,000        5,380,373
   Yorkville United City Special Service Area Special Tax,
      No. 04-104, MPI Grande Reserve Project, 6.375%, 3/01/34 ..................................       4,400,000        4,452,492
      No. 2003, Windett Ridge Project, Series 101, 6.875%, 3/01/33 .............................       3,900,000        4,095,390
                                                                                                                    -------------
                                                                                                                      153,952,041
                                                                                                                    -------------

   INDIANA 1.5%
   Goshen Industrial Revenue, Greencroft Hospital Association Inc., Refunding, 5.75%,
      8/15/19 ..................................................................................       3,000,000        3,002,670
      8/15/28 ..................................................................................       5,000,000        4,955,350
   Indiana Health Facility Financing Authority Hospital Revenue,
      6.25%, 3/01/25 ...........................................................................       3,200,000        3,339,520
      6.00%, 3/01/34 ...........................................................................      12,000,000       12,400,080
      Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/31 ........................      48,500,000       50,931,305
      Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 ......................       1,500,000        1,558,680
   Indiana State Development Finance Authority Environmental Revenue, USX Corp. Project,
     Refunding, 5.60%, 12/01/32 ................................................................       8,200,000        8,474,700
                                                                                                                    -------------
                                                                                                                       84,662,305
                                                                                                                    -------------

   KANSAS 0.2%
   Wyandotte County City Unified Government Utility System Revenue, Improvement, Series B,
     FSA Insured, 5.00%, 9/01/32 ...............................................................      10,000,000       10,390,700
                                                                                                                    -------------
   KENTUCKY 2.0%
   Kenton County Airport Board Airport Revenue, Special Facilities, Delta Airlines Inc. Project,
      Series A, 7.50%, 2/01/12 .................................................................       7,050,000        6,634,050
      Series A, 7.50%, 2/01/20 .................................................................      35,275,000       31,880,487
      Series A, 7.125%, 2/01/21 ................................................................      28,830,000       25,042,891
      Series A, 6.125%, 2/01/22 ................................................................      12,940,000        9,987,739
      Series B, 7.25%, 2/01/22 .................................................................       5,315,000        4,711,056
   Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
     Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ..............       6,835,000        6,556,474
   Maysville Solid Waste Disposal Facilities Revenue, Inland Container Corp. Project, Refunding,
     6.90%, 9/01/22 ............................................................................      16,000,000       17,891,200
   Powderly Industrial Development First Mortgage Revenue, Kroger Co., Refunding, 7.375%,
     9/01/06 ...................................................................................         255,000          256,377
   Russell Health System Revenue, Pre-Refunded, 8.10%, 7/01/15 .................................       6,550,000        7,104,926
                                                                                                                    -------------
                                                                                                                      110,065,200
                                                                                                                    -------------


150 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   LOUISIANA 1.3%
   Beauregard Parish Revenue, Boise Cascade Corporate Project, Refunding, 6.80%, 2/01/27 ........   $  13,990,000    $  15,086,256
   Louisiana Public Facilities Authority Revenue, FHA Insured Mortgage, Baton Rouge General,
     MBIA Insured, 5.25%, 7/01/33 ...............................................................      20,000,000       21,084,400
   Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 .......       4,850,000        4,913,972
   West Feliciana Parish PCR,
      Entergy Gulf States Project, Refunding, Series B, 6.60%, 9/01/28 ..........................      20,750,000       21,099,845
      Series A, 7.50%, 5/01/15 ..................................................................       8,740,000        8,797,946
                                                                                                                     -------------
                                                                                                                        70,982,419
                                                                                                                     -------------

   MAINE 0.6%
   Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 .........................       4,800,000        4,927,248
   Skowhegan PCR, S.D. Warren Co.,
      Series A, 6.65%, 10/15/15 .................................................................      24,570,000       24,954,521
      Series B, 6.65%, 10/15/15 .................................................................       4,940,000        5,017,311
                                                                                                                     -------------
                                                                                                                        34,899,080
                                                                                                                     -------------

   MARYLAND 0.7%
   Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
     Improvement, Series B, 8.50%, 9/01/07 ......................................................       3,890,000        4,173,542
   Maryland State CDA Department of Housing and Community Development Revenue, Series A,
     5.875%, 7/01/16 ............................................................................       2,500,000        2,598,775
   Maryland State EDC Revenue, Chesapeake Bay,
      senior lien, Series B, 7.50%, 12/01/14 ....................................................       1,915,000        2,027,621
      senior lien, Series B, 7.625%, 12/01/22 ...................................................       6,740,000        7,133,616
      Series B, 7.75%, 12/01/31 .................................................................      16,160,000       17,083,544
   Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project, Series B,
     8.50%, 9/01/07 .............................................................................       5,475,000        5,917,818
                                                                                                                     -------------
                                                                                                                        38,934,916
                                                                                                                     -------------

   MASSACHUSETTS 0.4%
   Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series A,
     7.00%, 3/01/21 .............................................................................       2,000,000        2,525,160
   Massachusetts State Development Finance Agency Resource Recovery Revenue,
     Waste Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ...........       3,000,000        3,388,920
   Massachusetts State Development Finance Agency Revenue,
      Berkshire Retirement Project, first mortgage, 5.60%, 7/01/19 ..............................       1,030,000        1,041,381
      Berkshire Retirement Project, first mortgage, 5.625%, 7/01/29 .............................       1,620,000        1,623,694
      Loomis Community Project, first mortgage, Refunding, Series A, 5.75%, 7/01/23 .............       3,500,000        3,365,600
      Loomis Community Project, first mortgage, Series A, 5.625%, 7/01/15 .......................       1,850,000        1,856,160
   Massachusetts State Health and Educational Facilities Authority Revenue, Saint Memorial
     Medical Center, Refunding, Series A,
      5.75%, 10/01/06 ...........................................................................       1,730,000        1,740,847
      6.00%, 10/01/23 ...........................................................................       6,235,000        6,267,734
(a)Massachusetts State Industrial Finance Agency Solid Waste Disposal Revenue, Massachusetts
     Paper Co. Project, senior lien, 8.50%, 11/01/12 ............................................      39,820,661          238,924
                                                                                                                     -------------
                                                                                                                        22,048,420
                                                                                                                     -------------


                                                             Annual Report | 151

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MICHIGAN 3.6%
   Delta County EDC Environmental Improvement Revenue, Mead Escanaba Paper, Refunding,
     Series A, 6.25%, 4/15/27 ...................................................................   $  10,500,000    $  11,846,100
   Detroit GO,
      Refunding, Series B, 6.375%, 4/01/07 ......................................................       7,535,000        7,635,969
      Refunding, Series B, 6.25%, 4/01/08 .......................................................       3,000,000        3,039,900
      Series A, Pre-Refunded, 6.80%, 4/01/15 ....................................................       5,160,000        5,231,002
   Garden City Hospital Financing Authority Hospital Revenue, Refunding,
      5.625%, 9/01/10 ...........................................................................       1,895,000        1,875,197
      5.75%, 9/01/17 ............................................................................       1,000,000          949,600
   Gaylord Hospital Finance Authority Ltd. Obligation Revenue, Otsego Memorial Hospital,
     Refunding, 6.50%,
      1/01/31 ...................................................................................       1,000,000          996,160
      1/01/37 ...................................................................................       1,000,000          994,550
   Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A,
     MBIA Insured, Pre-Refunded, 6.125%, 1/15/21 ................................................      11,770,000       12,378,156
   Michigan State Building Authority Revenue, Facilities Program, Refunding, Series II,
     MBIA Insured, 5.00%, 10/15/29 ..............................................................      10,950,000       11,408,476
   Michigan State Hospital Finance Authority Revenue,
      Ascension Health Credit, Series A, MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 ...........      18,000,000       20,612,880
      Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ..............       7,500,000        7,512,225
      Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ..............      30,205,000       30,203,490
      Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 ..............         500,000          461,315
      Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 .........................         500,000          447,700
      Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 ....................................       1,000,000        1,063,520
      Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 .......................       7,310,000        7,623,672
      Sinai Hospital, Refunding, 6.625%, 1/01/16 ................................................       2,990,000        3,008,329
      Sinai Hospital, Refunding, 6.70%, 1/01/26 .................................................       7,250,000        7,289,730
   Michigan State Strategic Fund Limited Obligation Revenue,
      Detroit Edison Co. Pollution Control Project, Refunding, Series C, 5.45%, 9/01/29 .........      11,000,000       11,513,480
      Detroit Edison Co. Project Collateral, Refunding, Series BB, MBIA Insured, 6.20%,
       8/15/25 ..................................................................................       7,825,000        8,115,229
   Midland County EDR, Refunding,
      Series A, 6.875%, 7/23/09 .................................................................      35,000,000       36,313,550
      Series B, 6.75%, 7/23/09 ..................................................................       4,000,000        4,152,720
   Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital Project,
     Refunding, Series A, ETM, 5.60%, 2/15/13 ...................................................       1,565,000        1,710,764
   Wayne Charter County Special Airport Facilities Revenue, Airport Revenues, Refunding,
     6.75%, 12/01/15 ............................................................................       4,995,000        4,304,192
                                                                                                                     -------------
                                                                                                                       200,687,906
                                                                                                                     -------------

   MINNESOTA 1.0%
   Hubbard County Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.25%, 8/01/14 ..........       9,000,000       10,203,480
   Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 .................       1,510,000        1,524,632
   Minneapolis and St. Paul Metropolitan Airports Commission Special Facilities Revenue,
      Northwest Airlines Inc. Project,
       Mandatory Put 4/01/05, Series B, 6.50%, 4/01/25 ..........................................       3,750,000        3,800,437
       Refunding, 7.375%, 4/01/25 ...............................................................       5,000,000        4,815,100
       Series A, 7.00%, 4/01/25 .................................................................       6,000,000        5,556,420


152 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   MINNESOTA (CONT.)
   Minneapolis Health Care Facility Revenue, Fairview Health Services, Series A, 5.625%,
     5/15/32 ....................................................................................   $  18,380,000    $  19,469,199
   Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
     Series A, 6.375%, 11/15/29 .................................................................       6,500,000        7,122,310
   Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%,
     2/01/18 ....................................................................................         460,000          469,191
   Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%, 12/01/29 ...................       3,240,000        3,415,057
   St. Paul Housing and RDA Tax Increment Revenue, Energy Park Project, Series A, 8.625%,
     9/01/07 ....................................................................................         560,000          565,746
                                                                                                                     -------------
                                                                                                                        56,941,572
                                                                                                                     -------------

   MISSISSIPPI 0.6%
   Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ...............      33,295,000       33,365,918
                                                                                                                     -------------

   MISSOURI 0.6%
   Lake of the Ozarks Community Board Corp. Bridge System Revenue,
      Pre-Refunded, 6.25%, 12/01/16 .............................................................       1,000,000        1,084,170
      Pre-Refunded, 6.40%, 12/01/25 .............................................................       3,000,000        3,260,130
      Refunding, 5.25%, 12/01/20 ................................................................       8,350,000        7,716,903
   St. Louis County IDA Industrial Revenue, Kiel Center, Refunding,
      7.625%, 12/01/09 ..........................................................................       8,000,000        8,055,600
      7.75%, 12/01/13 ...........................................................................       5,175,000        5,207,758
      7.875%, 12/01/24 ..........................................................................       6,000,000        6,033,360
   West Plains IDA Hospital Revenue,
      Ozarks Medical Center, 6.30%, 11/15/11 ....................................................         865,000          914,166
      Ozarks Medical Center, 6.75%, 11/15/24 ....................................................       1,870,000        1,924,847
      Ozarks Medical Center Project, Refunding, 5.50%, 11/15/12 .................................         500,000          504,690
                                                                                                                     -------------
                                                                                                                        34,701,624
                                                                                                                     -------------

   NEBRASKA 0.0%(c)
   Scotts Bluff County Hospital Authority No. 1, Hospital Revenue, Regional West Medical
     Center, 6.375%, 12/15/08 ...................................................................       1,145,000        1,149,580
                                                                                                                     -------------

   NEVADA 3.2%
   Clark County ID Special Assessment,
      Special ID No. 132, Local Improvement, 6.875%, 2/01/21 ....................................       3,925,000        4,054,996
      Special ID No. 142, Local Improvement, 6.375%, 8/01/23 ....................................       4,200,000        4,312,770
   Clark County IDR, Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 .............       5,125,000        5,025,319
   Director of the State Department of Business and Industry Revenue, Las Vegas Monorail
     Project, Second Tier,
      7.25%, 1/01/23 ............................................................................       8,000,000        8,276,640
      7.375%, 1/01/30 ...........................................................................       9,000,000        9,277,740
      7.375%, 1/01/40 ...........................................................................      49,750,000       51,042,505
   Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A, 5.625%,
     7/01/24 ....................................................................................       7,000,000        7,445,900
   Henderson Local ID Special Assessment,
      No. T-2, 9.50%, 8/01/11 ...................................................................       1,215,000        1,218,888
      No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 ..............................       3,095,000        3,190,790
      No. T-12, Series A, 7.375%, 8/01/18 .......................................................      42,050,000       45,219,309


                                                             Annual Report | 153

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEVADA (CONT.)
   Las Vegas Local Improvement Bonds Special Assessment,
      Special ID No. 404, Refunding, FSA Insured, 5.85%, 11/01/09 ...............................   $   2,890,000    $   2,906,386
      Special ID No. 607, 6.25%, 6/01/24 ........................................................       5,000,000        5,152,450
      Special ID No. 808, Summerlin Area, 6.75%, 6/01/21 ........................................       8,360,000        8,625,179
   Las Vegas Special Assessment, ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ....................       4,485,000        4,575,956
   Nevada Housing Division Revenue, SF Program,
      Sub Series B-1, 7.90%, 10/01/05 ...........................................................          75,000           75,197
      Sub Series C-1, 7.55%, 10/01/05 ...........................................................          95,000           95,070
   Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured, Pre-Refunded,
     6.40%, 7/01/29 .............................................................................      15,415,000       17,731,104
                                                                                                                     -------------
                                                                                                                       178,226,199
                                                                                                                     -------------

   NEW HAMPSHIRE 0.4%
   New Hampshire Higher Education and Health Facilities Authority Revenue,
      Hillcrest Terrace, 7.50%, 7/01/24 .........................................................      16,850,000       17,152,121
      Littleton Hospital Assn., Series B, 5.90%, 5/01/28 ........................................       2,000,000        1,903,000
      New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 .....................       1,300,000        1,331,915
                                                                                                                     -------------
                                                                                                                        20,387,036
                                                                                                                     -------------

   NEW JERSEY 4.5%
   Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
      Series 1, 6.00%, 1/01/19 ..................................................................       2,180,000        2,195,195
      Series 1, 6.00%, 1/01/29 ..................................................................       5,000,000        5,026,500
      Series 2, 6.125%, 1/01/19 .................................................................       2,125,000        2,150,840
      Series 2, 6.125%, 1/01/29 .................................................................       5,105,000        5,158,552
   New Jersey EDA Lease Revenue, International Center for Public Health Project, University of
     Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ......................................       9,965,000       11,214,611
   New Jersey EDA Revenue,
      Cigarette Tax, 5.50%, 6/15/24 .............................................................      23,000,000       23,906,430
      Cigarette Tax, 5.50%, 6/15/31 .............................................................       6,500,000        6,684,990
      Cigarette Tax, 5.75%, 6/15/34 .............................................................      10,000,000       10,445,000
      FHA, Keswick Pines, Refunding, 5.75%, 1/01/24 .............................................       1,500,000        1,504,875
      first mortgage, Presbyterian, Series A, 6.25%, 11/01/20 ...................................       7,635,000        7,896,804
   New Jersey EDA Special Facility Revenue, Continental Airlines Inc. Project,
      6.625%, 9/15/12 ...........................................................................      18,500,000       17,011,860
      6.25%, 9/15/19 ............................................................................      54,420,000       45,460,835
      6.40%, 9/15/23 ............................................................................      73,030,000       60,191,326
   New Jersey Health Care Facilities Financing Authority Revenue,
      Lutheran Home, Series A, 8.40%, 7/01/19 ...................................................       2,100,000        2,114,238
      South Jersey Hospital, 5.875%, 7/01/21 ....................................................       7,500,000        7,916,700
      South Jersey Hospital, 6.00%, 7/01/32 .....................................................      18,000,000       19,012,500
      Trinitas Hospital Obligation Group, Refunding, 7.50%, 7/01/30 .............................       5,000,000        5,641,250
   Tobacco Settlement Financing Corp. Revenue, Asset Backed, Refunding,
      6.00%, 6/01/37 ............................................................................      10,000,000        9,914,300
      6.125%, 6/01/42 ...........................................................................       9,050,000        8,955,880
                                                                                                                     -------------
                                                                                                                       252,402,686
                                                                                                                     -------------


154 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW MEXICO 2.6%
   Farmington PCR,
      Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%,
       12/01/16 .................................................................................   $  24,045,000    $  25,808,941
      Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%,
       4/01/22 ..................................................................................      66,125,000       71,493,028
      Public Service Co. Project, Series A, 6.60%, 10/01/29 .....................................       6,000,000        6,639,960
      Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ......................................      37,000,000       38,941,760
                                                                                                                     -------------
                                                                                                                       142,883,689
                                                                                                                     -------------

   NEW YORK 8.1%
   Corinth IDA Environmental Improvement Revenue, International Paper Company Project,
     Refunding, Series A, 5.75%, 2/01/22 ........................................................       2,000,000        2,069,180
   MTA Revenue, Series A,
      AMBAC Insured, 4.75%, 11/15/30 ............................................................      12,500,000       12,762,250
      MBIA Insured, 4.75%, 11/15/28 .............................................................      15,000,000       15,378,900
   MTA Transit Facilities Revenue, Series A, MBIA Insured, Pre-Refunded, 5.875%, 7/01/27 ........      22,700,000       24,720,754
   New York City GO,
      Fiscal 2003, Series I, 5.00%, 3/01/24 .....................................................       5,000,000        5,179,900
      Fiscal 2003, Series I, 5.00%, 3/01/25 .....................................................       9,000,000        9,317,700
      Refunding, Series F, 6.00%, 8/01/11 .......................................................      10,000,000       10,590,900
      Refunding, Series H, 6.125%, 8/01/25 ......................................................       5,485,000        5,902,408
      Refunding, Series J, 6.00%, 8/01/21 .......................................................       5,200,000        5,583,292
      Series A, 6.125%, 8/01/06 .................................................................          95,000           96,883
      Series B, 7.00%, 2/01/18 ..................................................................         115,000          115,419
      Series B, 6.00%, 8/15/26 ..................................................................         900,000          953,595
      Series B, Pre-Refunded, 6.00%, 8/15/26 ....................................................       4,100,000        4,373,962
      Series D, 7.625%, 2/01/14 .................................................................           5,000            5,020
      Series F, 7.50%, 2/01/21 ..................................................................          85,000           85,331
      Series G, 7.50%, 2/01/22 ..................................................................          10,000           10,039
      Series G, Pre-Refunded, 6.125%, 10/15/11 ..................................................      20,480,000       22,490,931
      Series G, Pre-Refunded, 6.20%, 10/15/14 ...................................................      10,000,000       11,000,800
      Series H, 6.25%, 8/01/15 ..................................................................      24,545,000       26,525,045
      Series H, Pre-Refunded, 6.25%, 8/01/15 ....................................................         455,000          497,943
      Series H, Pre-Refunded, 6.125%, 8/01/25 ...................................................         115,000          125,520
      Series I, 6.25%, 4/15/17 ..................................................................       1,250,000        1,339,063
      Series I, 6.25%, 4/15/27 ..................................................................       3,665,000        3,926,131
      Series I, Pre-Refunded, 6.25%, 4/15/17 ....................................................      24,120,000       26,217,234
      Series I, Pre-Refunded, 6.25%, 4/15/27 ....................................................      19,255,000       20,929,222
      Series J, Pre-Refunded, 6.00%, 8/01/21 ....................................................       4,800,000        5,225,184
   New York City IDA Civic Facility Revenue,
      Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 .................................       6,790,000        6,582,090
      Series C, 6.80%, 6/01/28 ..................................................................       5,000,000        5,209,700
      Staten Island University Hospital Project, Series C, 6.45%, 7/01/32 .......................       1,495,000        1,441,001
   New York City IDA Special Facilities Revenue,
      American Airlines Inc. Project, 6.90%, 8/01/24 ............................................       4,000,000        3,031,600
      British Airways PLC Project, 7.625%, 12/01/32 .............................................      15,000,000       15,773,100
      JFK International Airport Project, Series A, 8.00%, 8/01/12 ...............................      74,000,000       60,346,260


                                                             Annual Report | 155

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW YORK (CONT.)
   New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series E,
     5.00%, 6/15/34 .............................................................................   $  10,000,000    $  10,348,900
   New York State Dormitory Authority Revenues,
      City University System, Third General Residence, Series 2, Pre-Refunded, 6.00%,
       7/01/26 ..................................................................................       6,100,000        6,506,565
      Mental Health Services, Refunding, Series A, 6.00%, 8/15/17 ...............................       2,300,000        2,466,267
      Mental Health Services, Series A, Pre-Refunded, 6.00%, 8/15/17 ............................       8,940,000        9,707,499
      State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 .....................       5,000,000        5,317,300
   New York State HFA Service Contract Obligation Revenue, Series A,
      6.00%, 3/15/26 ............................................................................         220,000          232,685
      Pre-Refunded, 6.00%, 3/15/26 ..............................................................       4,755,000        5,109,580
   New York State HFAR, Refunding, Series A, 5.90%, 11/01/05 ....................................      12,515,000       12,808,477
   New York State Mortgage Agency Revenue, Homeowners Mortgage, Series 61, 5.80%,
     10/01/16 ...................................................................................       5,000,000        5,189,450
   New York State Urban Development Corp. Revenue, Correctional Capital Facilities, Series 7,
     Pre-Refunded, 5.70%, 1/01/27 ...............................................................       4,750,000        5,113,185
   Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B, 6.00%, 12/01/19 .........       1,000,000          992,170
   Onondaga County IDA Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC Project,
     Refunding,
      6.80%, 11/01/14 ...........................................................................       5,000,000        5,313,250
      7.00%, 11/01/30 ...........................................................................       7,000,000        7,419,650
   Port Authority of New York and New Jersey Special Obligation Revenue,
      3rd Installment, 7.00%, 10/01/07 ..........................................................       3,700,000        3,840,452
      4th Installment, Special Project, 6.75%, 10/01/11 .........................................         925,000          983,802
      5th Installment, 6.75%, 10/01/19 ..........................................................      17,500,000       18,612,475
      Continental Airlines Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ...................      10,000,000       10,016,100
      Continental Airlines Inc., Eastern Project, La Guardia, 9.125%, 12/01/15 ..................      27,650,000       27,698,664
   Utica IDA Civic Facility Revenue, Utica College Civic Facility,
      6.75%, 12/01/21 ...........................................................................       1,250,000        1,315,525
      6.85%, 12/01/31 ...........................................................................       2,000,000        2,108,560
                                                                                                                     -------------
                                                                                                                       448,906,913
                                                                                                                     -------------

   NORTH CAROLINA 1.9%
   Charlotte Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ............................      15,310,000       15,922,400
   North Carolina Eastern Municipal Power Agency Power System Revenue,
      Refunding, Series A, 5.75%, 1/01/26 .......................................................      37,500,000       39,733,875
      Refunding, Series B, 5.75%, 1/01/24 .......................................................      35,750,000       37,827,790
      Refunding, Series D, 6.75%, 1/01/26 .......................................................       5,000,000        5,587,800
      Series D, 6.70%, 1/01/19 ..................................................................       2,000,000        2,240,100
   North Carolina HFAR, SF, Series II, FHA Insured, 6.20%,
      3/01/16 ...................................................................................       1,335,000        1,375,637
      9/01/17 ...................................................................................         875,000          900,944
                                                                                                                     -------------
                                                                                                                       103,588,546
                                                                                                                     -------------


156 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OHIO 2.1%
   Akron COP, Akron Municipal Baseball Stadium Project, Capital Appreciation,
      6.30%, 12/01/05 ...........................................................................   $   1,700,000    $   1,738,743
      6.40%, 12/01/06 ...........................................................................       1,685,000        1,771,862
      6.50%, 12/01/07 ...........................................................................         670,000          706,086
      6.90%, 12/01/16 ...........................................................................       2,500,000        2,685,075
   Cuyahoga County Hospital Revenue, Refunding, 5.50%, 1/01/29 ..................................      11,500,000       12,038,430
   Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
     Refunding,
      Series C, 6.05%, 10/01/09 .................................................................      14,250,000       15,914,827
      Series E, 6.05%, 10/01/09 .................................................................       5,250,000        5,863,358
      Series F, 6.05%, 10/01/09 .................................................................       1,000,000        1,116,830
   Franklin County Health Care Facilities Revenue,
      Ohio Presbyterian, Series A, 7.125%, 7/01/29 ..............................................       1,000,000        1,102,980
      Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 ...............................       3,100,000        3,146,872
      Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 ...............................         950,000          952,964
      Presbyterian Retirement Services, Series A, 6.625%, 7/01/13 ...............................       1,000,000        1,058,930
   Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Refunding,
     Series A,
      6.625%, 7/01/14 ...........................................................................       1,000,000        1,057,110
      6.75%, 7/01/20 ............................................................................       2,000,000        2,094,800
   Montgomery County Health Systems Revenue,
      Series B-1, Pre-Refunded, 8.10%, 7/01/18 ..................................................       5,695,000        6,189,476
      Series B-2, Pre-Refunded, 8.10%, 7/01/18 ..................................................       5,845,000        6,354,241
      St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 .......................................       8,700,000        9,453,754
   Ohio State Air Quality Development Authority Revenue,
      Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 .............................      17,900,000       18,130,552
      Pollution Control, Ohio Edison Co., Refunding, Series A, 5.95%, 5/15/29 ...................      13,000,000       13,043,680
      PCR, Cleveland Electric, Refunding, Series B, 6.00%, 8/01/20 ..............................       6,250,000        6,528,563
   Toledo Lucas County Port Authority Airport Revenue, Refunding, Bax Global Project, Series 1,
     6.25%, 11/01/13 ............................................................................       4,500,000        4,595,985
   Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A, 6.875%, 7/01/16 .......       1,500,000        1,562,400
                                                                                                                     -------------
                                                                                                                       117,107,518
                                                                                                                     -------------

   OKLAHOMA 0.2%
   Oklahoma Development Finance Authority Revenue, Comanche County Hospital Project,
     Series B, 6.60%, 7/01/31 ...................................................................       5,000,000        5,303,000
   Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
     6.00%, 8/15/14 .............................................................................       4,000,000        4,190,520
                                                                                                                     -------------
                                                                                                                         9,493,520
                                                                                                                     -------------

   OREGON 2.3%
   Klamath Falls Electric Revenue,
      Klamath Cogeneration, senior lien, Refunding, 5.75%, 1/01/13 ..............................      13,000,000       13,426,920
      Klamath Cogeneration, senior lien, Refunding, 5.875%, 1/01/16 .............................      19,650,000       20,050,664
      Klamath Cogeneration, senior lien, Refunding, 6.00%, 1/01/25 ..............................      66,060,000       66,634,061
      Klamath Cogeneration Project, senior lien, 7.00%, 1/01/25 .................................      12,600,000       13,461,336


                                                             Annual Report | 157

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OREGON (CONT.)
   Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
     Pre-Refunded, 6.00%, 5/01/26 ...............................................................   $   9,400,000    $  10,804,642
   Oregon State Health Housing Educational and Cultural Facilities Authority Revenue, Linfield
     College Project, Series A, 6.75%, 10/01/25 .................................................       5,220,000        5,782,455
                                                                                                                     -------------
                                                                                                                       130,160,078
                                                                                                                     -------------

   PENNSYLVANIA 6.1%
   Allegheny County Hospital Development Authority Revenue, Health System,
      Series A, MBIA Insured, 6.50%, 11/15/30 ...................................................      10,000,000       11,775,600
      Series B, 8.65%, 11/15/05 .................................................................       2,000,000        2,025,500
      Series B, 9.25%, 11/15/15 .................................................................      24,000,000       28,070,400
      Series B, 9.25%, 11/15/22 .................................................................      24,000,000       28,006,800
   Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
      6.10%, 7/15/20 ............................................................................       5,500,000        5,838,415
      Series A, 6.70%, 12/01/20 .................................................................       9,400,000        9,612,628
   Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 .................       3,350,000        3,600,111
   Chartiers Valley Industrial and Commercial Development Authority First Mortgage Revenue,
     Asbury Health Center Project, Refunding, 7.40%, 12/01/15 ...................................       5,250,000        5,375,422
   Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
      6.10%, 1/01/06 ............................................................................       2,140,000        2,181,709
      6.50%, 1/01/08 ............................................................................         425,000          448,107
      6.10%, 7/01/13 ............................................................................      20,500,000       21,476,005
      6.20%, 7/01/19 ............................................................................       6,500,000        6,779,435
   Lancaster IDAR, Garden Spot Village Project, Series A, 7.625%, 5/01/31 .......................       1,650,000        1,767,348
   Lehigh County IDA, PCR,
      Pennsylvania Power and Light Co. Project, Refunding, Series A, MBIA Insured, 6.15%,
       8/01/29 ..................................................................................       4,000,000        4,142,440
      Pennsylvania Power and Light Electrical Utilities Corp. Project, Refunding, Series A,
       FGIC Insured, 4.70%, 9/01/29 .............................................................      25,000,000       24,856,000
   Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
      6.60%, 9/01/09 ............................................................................      16,000,000       16,373,440
      6.70%, 9/01/14 ............................................................................      20,760,000       21,245,784
      6.75%, 9/01/19 ............................................................................      15,800,000       16,170,194
   Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue, Reliant
     Energy Seward, Series A, 6.75%, 12/01/36 ...................................................      65,000,000       69,598,100
   Pennsylvania EDA Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%,
     12/01/15 ...................................................................................      10,000,000       10,247,700
   Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
     Allegheny Delaware Valley Obligation Group, Series A, MBIA Insured, 5.875%, 11/15/16 .......      13,000,000       13,776,360
   Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 .........................................       3,080,000        3,107,597
   Philadelphia IDA Health Care Facility Revenue, Pauls Run, Series A, 5.85%, 5/15/13 ...........       2,200,000        2,253,174
   Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.75%,
     12/01/21 ...................................................................................       3,000,000        3,238,050
   South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital
     Project, Series A, MBIA Insured, 5.75%, 7/01/16 ............................................       8,130,000        8,593,491


158 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   PENNSYLVANIA (CONT.)
   State Public School Building Authority School Revenue, Philadelphia School District Project,
     FSA Insured, 5.00%, 6/01/33 ................................................................   $  13,750,000    $  14,227,812
   Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured,
     6.05%, 4/01/14 .............................................................................       5,025,000        5,140,073
                                                                                                                     -------------
                                                                                                                       339,927,695
                                                                                                                     -------------

   RHODE ISLAND 0.3%
   Rhode Island State Health and Educational Building Corp. Revenue,
      Hospital Financing, Lifespan Obligation Group, 6.50%, 8/15/32 .............................       8,000,000        8,880,160
      Hospital Financing, Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ...............       3,500,000        3,761,030
      Landmark Medical Center, Radian Insured, 5.875%, 10/01/19 .................................       6,000,000        6,080,220
                                                                                                                     -------------
                                                                                                                        18,721,410
                                                                                                                     -------------

   SOUTH CAROLINA 0.8%
   Dorchester County School District No. 002 Installment Purchase Revenue, Growth Remedy
     Opportunities Tax Hike, 5.25%, 12/01/29 ....................................................      16,500,000       17,110,335
   Greenville County School District Installment Purchase Revenue, Building Equity Sooner
     Tomorrow, Refunding, 5.00%, 12/01/28 .......................................................      10,000,000       10,278,900
   Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster County
     Project, 5.00%, 12/01/26 ...................................................................      15,015,000       15,187,072
   Tobacco Settlement Revenue, Management Authority, Tobacco Settlement Revenue, Series B,
     6.375%, 5/15/30 ............................................................................       3,750,000        3,861,825
                                                                                                                     -------------
                                                                                                                        46,438,132
                                                                                                                     -------------

   TENNESSEE 0.1%
   Hallsdale-Powell Utility District Knox County Water and Sewer Revenue, Refunding and
     Improvement, Series A, FGIC Insured, 5.00%, 4/01/34 ........................................       5,000,000        5,188,150
                                                                                                                     -------------

   TEXAS 2.0%
   Alliance Airport Authority Special Facilities Revenue, American Airlines Inc. Project, 7.50%,
     12/01/29 ...................................................................................      15,500,000       11,129,930
   Angelina and Neches River Authority Waste Disposal Revenue, Adjusted Temple Inland Forest
     Products, 6.95%, 5/01/23 ...................................................................       1,750,000        1,957,025
   Austin Convention Enterprises Inc. Convention Center Revenue, First Tier, Series A, 6.70%,
     1/01/32 ....................................................................................      10,000,000       10,755,300
   Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
     FSA Insured, ETM, 6.00%, 11/15/15 ..........................................................       8,750,000        9,156,612
   Brazos River Authority PCR, TXU Energy Co. Project, Refunding, Series B, 6.30%,
     7/01/32 ....................................................................................       9,000,000        9,661,680
   Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ..................................       2,765,000        2,794,807
   Decatur Hospital Authority Hospital Revenue, Series A, ETM, 5.75%, 9/01/29 ...................       4,870,000        5,528,180
   El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities, Bienvivir
     Senior Health,
      7.00%, 8/15/12 ............................................................................         955,000        1,028,268
      7.50%, 8/15/18 ............................................................................       2,300,000        2,507,138
      7.75%, 8/15/31 ............................................................................       3,000,000        3,279,420


                                                             Annual Report | 159

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   TEXAS (CONT.)
   Georgetown Health Facilities Development Corp. Revenue, Georgetown Healthcare System,
     Refunding, 6.25%, 8/15/29 ..................................................................   $  10,975,000    $  10,879,518
   Matagorda County Naval District No. 1 Revenue, Centerpoint Energy Project, Refunding,
     5.60%, 3/01/27 .............................................................................      11,000,000       11,540,650
   Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
      5.60%, 1/01/27 ............................................................................       8,640,000        8,082,288
      Series A, 5.60%, 4/01/18 ..................................................................       4,500,000        4,283,460
   Sabine River Authority PCR,
      Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 ..................       7,000,000        7,397,040
      TXU Energy Co. LLC Project, Refunding, Series B, 6.15%, 8/01/22 ...........................       3,000,000        3,357,240
      TXU Energy Co. Project, Refunding, Series A, 5.80%, 7/01/22 ...............................       1,000,000        1,094,100
   Texas State GO, Veterans Housing Assistance, Fund I, Refunding, Series A, 6.15%,
     12/01/25 ...................................................................................       7,430,000        7,607,651
                                                                                                                     -------------
                                                                                                                       112,040,307
                                                                                                                     -------------

   U.S. TERRITORIES 4.1%
   Children's Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
      5.50%, 5/15/39 ............................................................................      11,500,000       11,411,335
      5.625%, 5/15/43 ...........................................................................       3,500,000        3,432,310
   District of Columbia GO,
      Refunding, Series A, 5.875%, 6/01/05 ......................................................       2,355,000        2,373,675
      Refunding, Series A, 6.00%, 6/01/07 .......................................................       8,930,000        9,317,830
      Series A, ETM, 6.00%, 6/01/07 .............................................................       2,845,000        2,975,329
      Series A, Pre-Refunded, 6.375%, 6/01/11 ...................................................      22,770,000       24,340,675
      Series A, Pre-Refunded, 6.375%, 6/01/16 ...................................................      27,230,000       29,108,325
   District of Columbia Hospital Revenue, Medlantic Healthcare Group, Refunding, Series A,
     MBIA Insured, ETM, 5.875%, 8/15/19 .........................................................       8,850,000        9,448,614
   District of Columbia Revenue,
      Carnegie Endowment, 5.75%, 11/15/26 .......................................................       5,410,000        5,704,088
      Methodist Home Issue, 6.00%, 1/01/29 ......................................................       4,750,000        4,485,615
   District of Columbia Tobacco Settlement Financing Corp. Revenue, Asset Backed Bonds,
     6.50%, 5/15/33 .............................................................................      22,000,000       22,811,580
   Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien,
     Series A, 6.25%, 3/15/28 ...................................................................       8,885,000        9,206,193
   Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
     3/15/28 ....................................................................................       8,325,000        8,976,681
   Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%, 7/01/34 ....................      20,000,000       20,707,400
   Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series J,
     5.00%, 7/01/34 .............................................................................      11,500,000       11,862,595
   Puerto Rico Electric Power Authority Power Revenue, Series NN, 5.125%, 7/01/29 ...............      11,500,000       12,026,355
   Virgin Islands PFAR, sub. lien, Fund Loan Notes, Refunding, Series E,
      5.75%, 10/01/13 ...........................................................................      15,000,000       15,385,350
      5.875%, 10/01/18 ..........................................................................       7,000,000        7,259,070
      6.00%, 10/01/22 ...........................................................................      14,500,000       14,994,160
                                                                                                                     -------------
                                                                                                                       225,827,180
                                                                                                                     -------------


160 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   UTAH 0.0%(c)
   Carbon County Solid Waste Disposal Revenue, Laidlaw Environmental Services, Refunding,
     Series A, 7.45%, 7/01/17 ...................................................................   $   2,500,000    $   2,588,400
                                                                                                                     -------------

   VERMONT 0.3%
   Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
     Series A, AMBAC Insured, 6.00%, 12/01/23 ...................................................      15,000,000       16,907,850
                                                                                                                     -------------

   VIRGINIA 0.5%
   Fairfax County EDA Transportation Contract Revenue, Route 28 Project, MBIA Insured,
     5.00%, 4/01/33 .............................................................................       5,000,000        5,218,550
   Peninsula Ports Authority Coalition Terminal Revenue, Dominion Terminal Associates,
     Refunding, 6.00%, 4/01/33 ..................................................................       9,000,000        9,595,800
   Virginia Beach Development Authority Residential Care Facility Mortgage Revenue,
     Westminster Canterbury Project, Series A,
      7.125%, 11/01/23 ..........................................................................       5,000,000        5,428,750
      7.25%, 11/01/32 ...........................................................................       9,000,000        9,829,260
                                                                                                                     -------------
                                                                                                                        30,072,360
                                                                                                                     -------------

   WEST VIRGINIA 0.2%
   West Virginia University Revenues, Improvement, West Virginia University Projects, Series C,
     FGIC Insured, 5.00%, 10/01/34 ..............................................................      10,000,000       10,408,900
                                                                                                                     -------------

   WISCONSIN 0.5%
   Green Bay Water System Revenue, Refunding and Improvement, FSA Insured, 5.00%,
     11/01/29 ...................................................................................       5,000,000        5,217,750
   Kaukauna Environmental Improvement Revenue, International Paper Co. Project, Series A,
     6.70%, 5/01/24 .............................................................................       4,100,000        4,400,571
   Wisconsin State Health and Educational Facilities Authority Revenue,
      Fort Healthcare Inc. Project, 5.75%, 5/01/24 ..............................................       5,000,000        5,190,650
      Franciscan Skemp Medical Center Inc. Project, 6.25%, 11/15/20 .............................       9,510,000        9,877,657
      New Castle Place Project, Series A, 7.00%, 12/01/31 .......................................       2,500,000        2,596,325
                                                                                                                     -------------
                                                                                                                        27,282,953
                                                                                                                     -------------

   WYOMING 0.2%
   Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A, 6.05%, 7/15/26 ..........      10,500,000       11,096,190
                                                                                                                     -------------
   TOTAL BONDS (COST $4,761,632,730) ............................................................                    4,946,525,337
                                                                                                                     -------------

   ZERO COUPON/STEP-UP BONDS 7.9%
   CALIFORNIA 6.5%
   Foothill/Eastern Corridor Agency Toll Road Revenue,
      Capital Appreciation, Refunding, 1/15/22 ..................................................      49,115,000       18,499,165
      Capital Appreciation, Refunding, 1/15/31 ..................................................       4,000,000          866,520
      Capital Appreciation, Refunding, 1/15/34 ..................................................       4,500,000          811,530
      Capital Appreciation, Refunding, 1/15/36 ..................................................       4,000,000          638,000
      Convertible Capital Appreciation, Refunding, 1/15/23 ......................................      35,000,000       29,537,200


                                                             Annual Report | 161

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS (CONT.)
   CALIFORNIA (CONT.)
   San Francisco City and County RDA Lease Revenue, George R. Moscone Center,
      7/01/09 ...................................................................................   $   3,750,000    $   3,245,025
      7/01/10 ...................................................................................       4,500,000        3,752,280
      7/01/12 ...................................................................................       4,500,000        3,400,470
      7/01/13 ...................................................................................       4,250,000        3,043,510
      7/01/14 ...................................................................................       2,250,000        1,526,872
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.60% thereafter,
       1/15/16 ..................................................................................      22,500,000       20,189,025
      junior lien, ETM, 1/01/06 .................................................................       9,000,000        8,823,330
      junior lien, ETM, 1/01/07 .................................................................       9,400,000        8,955,192
      junior lien, ETM, 1/01/08 .................................................................      10,400,000        9,597,536
      junior lien, ETM, 1/01/09 .................................................................      21,800,000       19,269,238
      junior lien, ETM, 1/01/10 .................................................................      15,000,000       12,783,300
      junior lien, ETM, 1/01/12 .................................................................      30,100,000       23,418,703
      junior lien, ETM, 1/01/24 .................................................................      52,700,000       22,466,537
      junior lien, ETM, 1/01/25 .................................................................      45,200,000       18,273,908
      junior lien, ETM, 1/01/26 .................................................................     131,900,000       49,817,311
      junior lien, ETM, 1/01/27 .................................................................     139,100,000       49,288,694
      senior lien, Refunding, Series A, 1/15/17 .................................................      20,000,000       17,839,600
      senior lien, Refunding, Series A, 1/15/23 .................................................      20,000,000       17,496,200
      senior lien, Refunding, Series A, 1/15/24 .................................................      20,000,000       17,372,200
                                                                                                                     -------------
                                                                                                                       360,911,346
                                                                                                                     -------------

   COLORADO 0.2%
   E-470 Public Highway Authority Revenue, Capital Appreciation,
      Series A, MBIA Insured, 9/01/28 ...........................................................      15,000,000        4,531,800
      Series B, MBIA Insured, 9/01/29 ...........................................................      10,000,000        2,637,000
      Series B, MBIA Insured, 9/01/30 ...........................................................      17,300,000        4,276,214
      Series B, MBIA Insured, 9/01/31 ...........................................................      10,000,000        2,323,400
                                                                                                                     -------------
                                                                                                                        13,768,414
                                                                                                                     -------------

   KENTUCKY 0.5%
   Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
     Series C, MBIA Insured, zero cpn. to 10/01/05,
      6.10% thereafter, 10/01/22 ................................................................      15,975,000       17,228,398
      6.15% thereafter, 10/01/27 ................................................................      10,000,000       10,616,100
                                                                                                                     -------------
                                                                                                                        27,844,498
                                                                                                                     -------------

   NEW YORK 0.0%(c)
   MAC for City of Troy Revenue, Capital Appreciation, Series C, MBIA Insured,
      7/15/21 ...................................................................................         428,010          208,599
      1/15/22 ...................................................................................         649,658          306,191
                                                                                                                     -------------
                                                                                                                           514,790
                                                                                                                     -------------


162 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS (CONT.)
   TENNESSEE 0.5%
   Johnson City Health and Educational Facilities Board Hospital Revenue, First Mortgage
     Mountain States Health, Refunding, Series A, MBIA Insured,
      7/01/27 ...................................................................................   $  19,365,000    $   6,331,387
      7/01/28 ...................................................................................      19,400,000        5,978,692
      7/01/29 ...................................................................................      19,365,000        5,634,053
      7/01/30 ...................................................................................      19,370,000        5,317,065
   Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
     Capital Appreciation, Refunding and Improvement, Series A, FSA Insured,
      1/01/25 ...................................................................................       5,000,000        1,666,900
      1/01/26 ...................................................................................       2,610,000          815,703
                                                                                                                     -------------
                                                                                                                        25,743,800
                                                                                                                     -------------

   TEXAS 0.2%
   Texas State Turnpike Authority Revenue, Capital Appreciation, AMBAC Insured, 8/15/32 .........      51,000,000       10,671,750
                                                                                                                     -------------
   TOTAL ZERO COUPON/STEP-UP BONDS (COST $324,746,803) ..........................................                      439,454,598
                                                                                                                     -------------
   TOTAL LONG TERM INVESTMENTS (COST $5,086,379,533) ............................................                    5,385,979,935
                                                                                                                     -------------
   SHORT TERM INVESTMENTS 2.1%
   BONDS 2.1%
   CALIFORNIA 0.3%
   California State Department of Water Resources Power Supply Revenue,
     (b)Series B-3, Daily VRDN and Put, 1.76%, 5/01/22 ..........................................       6,300,000        6,300,000
     (b)Series C-7, FSA Insured, Weekly VRDN and Put, 1.84%, 5/01/22 ............................       1,900,000        1,900,000
(b)California State GO, Kindergarten University, Series B-3, Daily VRDN and Put, 1.77%,
     5/01/34 ....................................................................................       1,000,000        1,000,000
   Irvine 1915 Act Special Assessment,
     (b)AD No. 00-18, Series A, Daily VRDN and Put, 1.77%, 9/02/26 ..............................       1,200,000        1,200,000
     (b)AD No. 03-19, Series A, Daily VRDN and Put, 1.77%, 9/02/29 ..............................       1,000,000        1,000,000
(b)Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2,
     Daily VRDN and Put, 1.77%, 7/01/35 .........................................................         700,000          700,000
(b)Metropolitan Water District Southern California Waterworks Revenue, Refunding, Series B-1,
     Daily VRDN and Put, 1.77%, 7/01/35 .........................................................       5,800,000        5,800,000
                                                                                                                     -------------
                                                                                                                        17,900,000
                                                                                                                     -------------

   FLORIDA 0.3%
(b)Jacksonville Health Facilities Authority Hospital Revenue, Series A, Daily VRDN & Put, 1.83%,
     8/15/33 ....................................................................................       5,500,000        5,500,000
(b)Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program,
     Refunding, AMBAC Insured, Daily VRDN and Put, 1.80%, 12/01/15 ..............................       8,900,000        8,900,000
                                                                                                                     -------------
                                                                                                                        14,400,000
                                                                                                                     -------------

   GEORGIA 0.3%
(b)Athens-Clarke County Unified Government Authority Revenue, University of Georgia Athletic
     Association Project, Daily VRDN and Put, 1.80%, 8/01/33 ....................................       2,500,000        2,500,000


                                                             Annual Report | 163

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   GEORGIA (CONT.)
(b)Atlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
     Weekly VRDN and Daily Put, 1.83%, 10/01/16 .................................................   $   9,500,000    $   9,500,000
(b)Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, 1.80%,
     11/01/41 ...................................................................................       6,500,000        6,500,000
                                                                                                                     -------------
                                                                                                                        18,500,000
                                                                                                                     -------------

   MARYLAND 0.0%(c)
(b)Maryland State EDC Revenue, U.S. Pharmacopeial Project, Series A, AMBAC Insured,
     Daily VRDN and Put, 1.80%, 7/01/34 .........................................................         500,000          500,000
                                                                                                                     -------------

   MICHIGAN 0.2%
(b)Detroit Sewage Disposal Revenue, senior lien, Series B, FSA Insured, Daily VRDN and Put,
     1.80%, 7/01/33 .............................................................................       6,500,000        6,500,000
(b)University of Michigan Revenues, Refunding, Series A-2, Daily VRDN and Put, 1.83%,
     12/01/24 ...................................................................................       6,000,000        6,000,000
                                                                                                                     -------------
                                                                                                                        12,500,000
                                                                                                                     -------------

   NEW YORK 0.5%
   New York City GO,
     (b)Refunding, Series H, Sub Series H-3, Daily VRDN and Put, 1.77%, 8/01/20 .................       1,000,000        1,000,000
     (b)Sub Series A-7, Daily VRDN and Put, 1.77%, 8/01/20 ......................................       3,800,000        3,800,000
     (b)Sub Series A-7, Daily VRDN and Put, 1.77%, 8/01/21 ......................................       1,300,000        1,300,000
     (b)Sub Series E-3, Daily VRDN and Put, 1.77%, 8/01/23 ......................................       2,000,000        2,000,000
     (b)Sub Series H-1, Daily VRDN and Put, 1.77%, 3/01/34 ......................................       9,600,000        9,600,000
   New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     (b)Fiscal 2003, Refunding, Sub Series C-3, Daily VRDN and Put, 1.77%, 6/15/18 ..............       5,500,000        5,500,000
     (b)Series G, FGIC Insured, Daily VRDN and Put, 1.77%, 6/15/24 ..............................       3,000,000        3,000,000
                                                                                                                     -------------
                                                                                                                        26,200,000
                                                                                                                     -------------

   NORTH CAROLINA 0.3%
(b)Charlotte-Mecklenberg Hospital Authority Health Care System Revenue, Series B,
     Weekly VRDN and Put, 1.83%, 1/15/26 ........................................................       8,000,000        8,000,000
(b)North Carolina State GO, Series G, Weekly VRDN and Put, 1.80%, 5/01/21 .......................       6,595,000        6,595,000
                                                                                                                     -------------
                                                                                                                        14,595,000
                                                                                                                     -------------

   OHIO 0.0%(c)
(b)Ohio State Air Quality Development Authority Revenue, PCR, Ohio Edison, Series C,
     Daily VRDN and Put, 1.83%, 6/01/23 .........................................................       2,100,000        2,100,000
                                                                                                                     -------------

   TENNESSEE 0.2%
   Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN
     and Put, 1.80%,
     (b)7/01/31 .................................................................................       2,600,000        2,600,000
     (b)1/01/33 .................................................................................       1,100,000        1,100,000
     (b)7/01/34 .................................................................................       2,600,000        2,600,000
(b)Knox County Health Educational and Housing Facility Board Student Housing Revenue,
     Volunteer Student Housing LLC Project, Weekly VRDN and Put, 1.86%, 9/01/34 .................       2,200,000        2,200,000


164 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   TENNESSEE (CONT.)
   Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool,
     Daily VRDN and Put, 1.80%,
     (b)4/01/32 ..............................................................................      $     200,000   $      200,000
     (b)7/01/34 ..............................................................................          2,700,000        2,700,000
                                                                                                                    --------------
                                                                                                                        11,400,000
                                                                                                                    --------------
   TOTAL SHORT TERM INVESTMENTS (COST $118,095,000) ..........................................                         118,095,000
                                                                                                                    --------------
   TOTAL INVESTMENTS (COST $5,204,474,533) 99.0% .............................................                       5,504,074,935
   OTHER ASSETS, LESS LIABILITIES 1.0% .......................................................                          57,712,931
                                                                                                                    --------------
   NET ASSETS 100.0% .........................................................................                      $5,561,787,866
                                                                                                                    ==============

See Glossary of Terms on page 194.

(a) Defaulted securities. See Note 6.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.

(c) Rounds to less than 0.05% of net assets.


                        Annual Report | See notes to financial statements. | 165

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS A                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    12.23     $    12.03     $    11.85     $    11.70     $    10.99
                                                     ----------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ........................         0.54           0.54           0.56           0.57           0.59

 Net realized and unrealized gains (losses) ......        (0.05)          0.19           0.18           0.15           0.71
                                                     ----------------------------------------------------------------------
Total from investment operations .................         0.49           0.73           0.74           0.72           1.30

Less distributions from net investment income ....        (0.54)         (0.53)         (0.56)         (0.57)         (0.59)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------
Net asset value, end of year .....................   $    12.18     $    12.23     $    12.03     $    11.85     $    11.70
                                                     ======================================================================

Total return(b) ..................................         4.13%          6.27%          6.41%          6.35%         12.16%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  792,518     $  786,938     $  778,716     $  731,972     $  654,709

Ratios to average net assets:

 Expenses ........................................         0.65%          0.65%          0.65%          0.65%          0.67%

 Net investment income ...........................         4.47%          4.31%          4.68%          4.86%          5.24%

Portfolio turnover rate ..........................        11.50%          8.95%         17.95%          6.11%         20.19%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


166 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (CONTINUED)

                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS B                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    12.29     $    12.09     $    11.90     $    11.74     $    11.00
                                                     ----------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ........................         0.47           0.48           0.49           0.51           0.54

 Net realized and unrealized gains (losses) ......        (0.05)          0.19           0.19           0.16           0.73
                                                     ----------------------------------------------------------------------
Total from investment operations .................         0.42           0.67           0.68           0.67           1.27

Less distributions from net investment income ....        (0.47)         (0.47)         (0.49)         (0.51)         (0.53)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------
Net asset value, end of year .....................   $    12.24     $    12.29     $    12.09     $    11.90     $    11.74
                                                     ======================================================================

Total return(b) ..................................         3.55%          5.67%          5.88%          5.82%         11.81%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   83,208     $   80,303     $   67,994     $   36,461     $    9,798

Ratios to average net assets:

 Expenses ........................................         1.20%          1.20%          1.20%          1.20%          1.21%

 Net investment income ...........................         3.92%          4.86%          4.13%          4.31%          4.64%

Portfolio turnover rate ..........................        11.50%          8.95%         17.95%          6.11%         20.19%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


                        Annual Report | See notes to financial statements. | 167

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (CONTINUED)

                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS C                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    12.32     $    12.11     $    11.93     $    11.77     $    11.05
                                                     ----------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ........................         0.48           0.48           0.50           0.51           0.53

 Net realized and unrealized gains (losses) ......        (0.06)          0.20           0.18           0.16           0.72
                                                     ----------------------------------------------------------------------
Total from investment operations .................         0.42           0.68           0.68           0.67           1.25

Less distributions from net investment income ....        (0.47)         (0.47)         (0.50)         (0.51)         (0.53)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------
Net asset value, end of year .....................   $    12.27     $    12.32     $    12.11     $    11.93     $    11.77
                                                     ======================================================================

Total return(b) ..................................         3.53%          5.72%          5.80%          5.81%         11.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  117,356     $  111,847     $  100,410     $   74,104     $   53,381

Ratios to average net assets:

 Expenses ........................................         1.20%          1.22%          1.18%          1.20%          1.21%

 Net investment income ...........................         3.92%          4.88%          4.15%          4.31%          4.69%

Portfolio turnover rate ..........................        11.50%          8.95%         17.95%          6.11%         20.19%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


168 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.7%
   BONDS 98.2%
   DELAWARE 2.4%
   Delaware River and Bay Authority Revenue,
      FGIC Insured, 5.25%, 1/01/26 ..............................................................   $   9,000,000    $   9,368,370
      MBIA Insured, 5.00%, 1/01/27 ..............................................................      10,000,000       10,413,300
      Series A, AMBAC Insured, 5.75%, 1/01/29 ...................................................       4,000,000        4,432,080
                                                                                                                     -------------
                                                                                                                        24,213,750
                                                                                                                     -------------

   NEW JERSEY 72.0%
   Aberdeen Township GO, Refunding, FGIC Insured, 5.70%, 2/01/22 ................................       4,100,000        4,395,816
   Allamuchy Town Board of Education COP, MBIA Insured, 6.00%, 11/01/14 .........................       1,000,000        1,026,050
   Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project,
      MBIA Insured, ETM, 7.40%, 7/01/16 .........................................................       9,500,000       12,079,440
   Bergen County Improvement Authority School District Revenue GO, Wyckoff Township
      Board of Education Project, 5.00%, 4/01/32 ................................................       3,400,000        3,564,492
   Berkeley Township Board of Education GO, FSA Insured, 4.75%, 8/01/22 .........................       1,975,000        2,039,918
   Branchburg Township Board of Education GO, FGIC Insured, 5.00%,
       7/15/26 ..................................................................................       1,230,000        1,281,623
       7/15/27 ..................................................................................       1,300,000        1,351,610
       7/15/28 ..................................................................................       1,365,000        1,416,884
       7/15/29 ..................................................................................       1,440,000        1,493,107
   Camden County Improvement Authority Health System Revenue, Catholic Health East, Series B,
      AMBAC Insured, 5.00%, 11/15/28 ............................................................      11,600,000       11,946,840
   Cape May County IPC Financing Authority Revenue, Atlantic City Electric Co., Refunding,
      Series A, MBIA Insured, 6.80%, 3/01/21 ....................................................       5,400,000        7,090,524
   Carteret Board of Education COP, MBIA Insured, 5.75%, 1/15/30 ................................       1,155,000        1,281,161
   East Orange GO, Water Utility, AMBAC Insured, 5.70%,
       6/15/23 ..................................................................................       1,200,000        1,306,296
       6/15/24 ..................................................................................       1,385,000        1,507,683
       6/15/25 ..................................................................................       1,465,000        1,594,770
   Egg Harbor Township School District GO, FGIC Insured, Pre-Refunded, 5.125%, 7/15/24 ..........       4,870,000        5,427,858
   Freehold Township Board of Education GO, MBIA Insured, 5.00%, 2/15/30 ........................       1,500,000        1,550,595
   Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
      Waste Management Inc. Project, Mandatory Put 12/01/09, Refunding,
       Series A, 6.85%, 12/01/29 ................................................................       1,375,000        1,550,312
       Series B, 7.00%, 12/01/29 ................................................................       1,250,000        1,417,425
   Hammonton School District GO, FGIC Insured, 5.00%,
       8/01/26 ..................................................................................       1,155,000        1,211,029
       8/01/27 ..................................................................................       1,215,000        1,270,015
   Higher Education Student Assistance Authority Student Loan Revenue, Series A, MBIA Insured,
       6.15%, 6/01/19 ...........................................................................       1,815,000        1,851,590
   Highland Park School District GO, Refunding, MBIA Insured, 5.125%, 2/15/25 ...................       7,120,000        7,327,833
   Hoboken GO, Parking Utility, Series A, FGIC Insured, 5.00%, 1/01/23 ..........................       4,315,000        4,581,451
   Hoboken New Jersey Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded, 5.30%,
       5/01/27 ..................................................................................       3,600,000        4,067,928
   Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site Project,
      Series A, 6.125%, 1/01/29 .................................................................       6,510,000        6,526,796


                                                             Annual Report | 169

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW JERSEY (CONT.)
   Jackson Township School District GO, FGIC Insured, 5.00%, 4/15/25 ............................   $   3,000,000    $   3,161,280
   Jersey City GO,
      FSA Insured, Pre-Refunded, 5.00%, 3/01/21 .................................................       1,500,000        1,636,005
      Series A, FSA Insured, 5.625%, 3/01/20 ....................................................       1,000,000        1,102,110
   Lafayette Yard Community Development Revenue, Hotel/Conference Center Project-Trenton
      Guaranteed, MBIA Insured, Pre-Refunded,
       6.00%, 4/01/29 ...........................................................................       1,750,000        2,007,897
       5.80%, 4/01/35 ...........................................................................       2,520,000        2,867,810
   Middlesex County COP, MBIA Insured, 5.00%, 8/01/31 ...........................................       3,250,000        3,348,637
   Middlesex County Improvement Authority Revenue, Administration Building Residential Project,
      FNMA Insured,
       5.25%, 7/01/21 ...........................................................................         750,000          802,777
       5.35%, 7/01/34 ...........................................................................       1,575,000        1,657,656
   Middletown Township GO, Board of Education, MBIA Insured, Pre-Refunded, 5.85%,
       8/01/24 ..................................................................................       4,295,000        4,620,131
       8/01/25 ..................................................................................           5,000            5,379
   Monroe Township Municipal Utilities Authority Middlesex County Revenue, Refunding,
      FGIC Insured, 5.00%, 2/01/26 ..............................................................       1,000,000        1,039,330
   Mount Olive Township Board of Education GO, MBIA Insured, 5.00%, 7/15/29 .....................       7,875,000        8,277,334
   New Brunswick Parking Authority Revenue, Guaranteed Parking, Series A, MBIA Insured, 5.00%,
      9/01/34 ...................................................................................       1,850,000        1,920,208
   New Jersey EDA Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%,
      12/01/07 ..................................................................................       2,660,000        2,673,034
   New Jersey EDA Lease Revenue, International Center for Public Health Project, University of
      Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .....................................       5,000,000        5,627,000
   New Jersey EDA Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A,
      AMBAC Insured, 6.25%, 8/01/24 .............................................................       8,200,000        8,389,748
   New Jersey EDA Revenue,
       Cigarette Tax, 5.50%, 6/15/24 ............................................................       5,000,000        5,197,050
       Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%, 1/01/16 ......       2,500,000        2,676,675
       Jewish Community Housing Corp. Metropolitan Project, 5.90%, 12/01/31 .....................       5,110,000        5,478,431
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ..................      12,500,000       13,058,250
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ..................      10,000,000       10,415,500
       Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 ........................      14,545,000       15,192,689
       School Facilities Construction, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
        6/15/21 .................................................................................      15,000,000       16,525,050
       School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ...................      16,500,000       16,907,220
       Tranportation Project Sub Lease, Series A, FSA Insured, Pre-Refunded, 5.25%, 5/01/17 .....       5,000,000        5,453,150
       Transporation Project Sub Lease, Series A, FSA Insured, Pre-Refunded, 5.00%, 5/01/18 .....       2,000,000        2,161,820
   New Jersey EDA School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 .........       1,640,000        1,663,337
   New Jersey EDA State Lease Revenue, Liberty State Park Lease Rental, Refunding,
      AMBAC Insured, 5.75%, 3/15/20 .............................................................       4,605,000        4,843,539
   New Jersey EDA Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series A,
      MBIA Insured, 5.80%, 3/01/24 ..............................................................       1,000,000        1,012,890
   New Jersey EDA, PCR, Jersey Central Power and Light, 7.10%, 7/01/15 ..........................         550,000          560,505


170 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW JERSEY (CONT.)
   New Jersey Health Care Facilities Financing Authority Revenue,
      5.75%, 7/01/28 ............................................................................   $  11,000,000    $  11,217,580
      Atlantic City Medical Center, Refunding, 5.75%, 7/01/25 ...................................       5,000,000        5,302,850
      Atlantic Health Systems, Series A, AMBAC Insured, 5.00%, 7/01/27 ..........................       7,500,000        7,686,975
      Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 .........................................       5,725,000        5,930,070
      Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ........................       5,000,000        5,280,350
      East Orange General Hospital, Series B, 7.75%, 7/01/20 ....................................       4,710,000        4,710,565
      Englewood Hospital, MBIA Insured, 5.00%, 8/01/31 ..........................................       7,330,000        7,581,859
      Franciscan St. Mary's Hospital, ETM, 5.875%, 7/01/12 ......................................       3,550,000        3,856,862
      Hackensack University Medical Center, 6.00%, 1/01/34 ......................................      10,000,000       10,555,000
      Holy Name Hospital, 6.00%, 7/01/25 ........................................................       3,000,000        3,123,780
      Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 .........................................       3,000,000        3,192,480
      Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31 .................................       7,000,000        7,212,450
      JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 ......................       7,855,000        8,116,257
      Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 ...............       7,000,000        7,199,780
      Meridian Health Systems Obligation Group, FSA Insured, 5.375%, 7/01/24 ....................       6,500,000        6,959,875
      Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29 .....................      20,000,000       21,021,400
      Pascack Valley Hospital Assn., 5.125%, 7/01/28 ............................................       4,400,000        3,543,540
      Robert Wood Johnson University Hospital, 5.75%, 7/01/25 ...................................       5,000,000        5,410,850
      South Jersey Hospital, 5.875%, 7/01/21 ....................................................      10,000,000       10,555,600
      South Jersey Hospital, 6.00%, 7/01/32 .....................................................      18,600,000       19,646,250
      Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 ...............................       2,000,000        2,047,800
      St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 5.75%,
       7/01/16 ..................................................................................       1,000,000        1,057,010
      St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 6.00%,
       7/01/26 ..................................................................................       1,000,000        1,060,250
      St. Peters University Hospital, Series A, 6.875%, 7/01/30 .................................       1,500,000        1,661,745
   New Jersey State Building Authority State Building Revenue, Refunding, 5.00%, 6/15/15 ........       5,000,000        5,267,800
   New Jersey State Building Authority State Revenue, Series A, FSA Insured, Pre-Refunded,
    5.00%, 12/15/22 .............................................................................       1,000,000        1,107,840
   New Jersey State Educational Facilities Authority Revenue,
      Capital Improvement Funding Project, Series A, FSA Insured, 5.00%, 9/01/20 ................       8,000,000        8,367,040
      FGIC Insured, 5.50%, 7/01/30 ..............................................................       6,615,000        7,182,302
      Kean University, Series D, FGIC Insured, 5.00%, 7/01/33 ...................................      10,000,000       10,406,900
      Montclair State University, Refunding, Series L, MBIA Insured, 5.00%, 7/01/34 .............       6,175,000        6,460,409
      Montclair State University, Series F, FGIC Insured, 5.00%, 7/01/31 ........................       5,000,000        5,163,850
      Princeton University, Refunding, Series D, 5.00%, 7/01/29 .................................       1,000,000        1,050,910
      Ramapo College of New Jersey, Series D, AMBAC Insured, 5.00%, 7/01/25 .....................       1,000,000        1,046,820
      Ramapo College of New Jersey, Series D, AMBAC Insured, 5.00%, 7/01/31 .....................       1,500,000        1,549,155
      Ramapo College of New Jersey, Series E, FGIC Insured, 5.00%, 7/01/34 ......................       2,000,000        2,089,320
      Rowan College, Series E, AMBAC Insured, Pre-Refunded, 6.00%, 7/01/26 ......................       9,810,000       10,368,778
      Rowan University, Series C, FGIC Insured, 5.00%, 7/01/31 ..................................       2,000,000        2,074,360
      Rowan University, Series K, FGIC Insured, 5.00%, 7/01/27 ..................................       1,000,000        1,042,900
      Rowan University, Series K, FGIC Insured, 5.00%, 7/01/33 ..................................       1,000,000        1,036,540
      Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 ....................       1,870,000        1,948,054
      Stevens Institute of Technology, Series I, 5.00%, 7/01/18 .................................       1,100,000        1,143,538
      Stevens Institute of Technology, Series I, 5.00%, 7/01/28 .................................       1,575,000        1,593,979
      University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 ................       2,700,000        2,792,151


                                                             Annual Report | 171

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW JERSEY (CONT.)
   New Jersey State Highway Authority Garden State Parkway General Revenue, ETM, 6.20%,
     1/01/10 ....................................................................................   $   5,000,000    $   5,576,150
   New Jersey State Housing and Mortgage Finance Agency MFHR,
      Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 .......................................       5,000,000        5,113,800
      Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 .......................................      11,275,000       11,523,276
      Series A1, FSA Insured, 6.35%, 11/01/31 ...................................................       2,000,000        2,126,200
      Series B, FSA Insured, 6.25%, 11/01/26 ....................................................       1,480,000        1,572,944
      Series D, FSA Insured, 5.50%, 5/01/22 .....................................................         920,000          946,800
      Series E1, FSA Insured, 5.70%, 5/01/20 ....................................................       2,790,000        2,950,453
      Series E1, FSA Insured, 5.75%, 5/01/25 ....................................................       1,295,000        1,363,026
   New Jersey State Housing and Mortgage Finance Agency Revenue, Home Buyer,
      Series CC, MBIA Insured, 5.875%, 10/01/31 .................................................       2,045,000        2,047,904
      Series U, MBIA Insured, 5.85%, 4/01/29 ....................................................       4,275,000        4,395,470
   New Jersey State Transportation Corp. COP, Federal Transportation Administration Grants,
     Series A, AMBAC Insured, Pre-Refunded, 6.125%, 9/15/15 .....................................       2,000,000        2,254,920
   New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Series B,
     MBIA Insured, Pre-Refunded, 5.00%, 12/15/21 ................................................      10,000,000       11,025,200
   New Jersey State Turnpike Authority Turnpike Revenue, Series A,
      AMBAC Insured, 5.00%, 1/01/30 .............................................................      13,500,000       14,077,935
      FGIC Insured, 5.00%, 1/01/27 ..............................................................       6,500,000        6,796,790
      MBIA Insured, 5.60%, 1/01/22 ..............................................................       7,500,000        8,197,125
      MBIA Insured, 5.50%, 1/01/25 ..............................................................      16,300,000       17,720,545
   Newark Housing Authority Port Authority Revenue, Newark Marine Terminal, MBIA Insured,
      5.00%, 1/01/26 ............................................................................       3,245,000        3,419,970
      5.50%, 1/01/27 ............................................................................       3,240,000        3,567,888
      5.50%, 1/01/28 ............................................................................       2,000,000        2,188,460
      5.00%, 1/01/34 ............................................................................      19,450,000       20,222,749
   North Brunswick Township Board of Education GO, Refunding, FGIC Insured, 5.00%,
      2/01/15 ...................................................................................       2,000,000        2,078,560
   North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, MBIA Insured, 5.00%,
      8/01/22 ...................................................................................       1,000,000        1,047,380
      8/01/31 ...................................................................................       1,000,000        1,033,160
   North Plainfield Board of Education GO, FSA Insured, 4.875%, 8/15/25 .........................       1,020,000        1,052,711
   Ocean County Board of Education GO, Cape May, FGIC Insured, 5.00%,
      4/01/21 ...................................................................................       2,155,000        2,261,888
      4/01/22 ...................................................................................       2,142,000        2,241,196
   Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC Insured,
     5.75%, 12/01/22 ............................................................................       8,925,000        9,987,343
   Rutgers State University COP, AMBAC Insured, 5.00%, 1/01/34 ..................................       1,000,000        1,039,730
   South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC Insured, 5.50%,
     8/01/24 ....................................................................................       1,720,000        1,793,960
   South Jersey Transportation Authority Transportation Systems Revenue, AMBAC Insured, 5.00%,
     11/01/29 ...................................................................................      12,000,000       12,418,200
   Tobacco Settlement Financing Corp. Revenue, Asset Backed, Refunding, 6.00%, 6/01/37 ..........      13,000,000       12,888,590
   Union County Utilities Authority Solid Waste Revenue, sub. lease, Ogden Martin, Series A,
     AMBAC Insured, 5.35%, 6/01/23 ..............................................................       2,705,000        2,831,946


172 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   NEW JERSEY (CONT.)
   University of Medicine and Dentistry COP,
      AMBAC Insured, 5.00%, 4/15/32 .............................................................   $   4,625,000    $   4,796,495
      MBIA Insured, 5.00%, 6/15/29 ..............................................................       4,090,000        4,275,113
      MBIA Insured, 5.00%, 6/15/36 ..............................................................       9,000,000        9,365,580
      Series A, MBIA Insured, 5.00%, 9/01/22 ....................................................       1,700,000        1,827,908
   University of Medicine and Dentistry Revenue, Series A, AMBAC Insured, 5.00%,
      12/01/24 ..................................................................................       2,500,000        2,639,350
      12/01/31 ..................................................................................      29,395,000       30,539,935
   Washington Township Board of Education GO, Mercer County, FGIC Insured, 5.00%,
     1/01/28 ....................................................................................       4,497,000        4,678,589
   West Orange County Board of Education COP, MBIA Insured, Pre-Refunded, 5.625%,
     10/01/29 ...................................................................................       2,000,000        2,241,320
   Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 .........................................       1,220,000        1,283,013
                                                                                                                     -------------
                                                                                                                       715,474,884
                                                                                                                     -------------

   NEW YORK 5.1%
   Port Authority of New York and New Jersey Revenue,
      120th Series, MBIA Insured, 5.50%, 10/15/35 ...............................................       5,000,000        5,163,850
      121st Series, MBIA Insured, 5.375%, 10/15/35 ..............................................       3,000,000        3,216,660
      Consolidated, 109th Series, FSA Insured, 5.375%, 7/15/27 ..................................       2,500,000        2,639,000
      Consolidated, 125th Series, FSA Insured, 5.00%, 4/15/32 ...................................      23,950,000       25,024,397
      Consolidated, Refunding, 135th Series, XLCA Insured, 5.00%, 9/15/29 .......................       3,500,000        3,670,695
   Port Authority of New York and New Jersey Special Obligation Revenue,
      4th Installment, Special Project, 6.75%, 10/01/11 .........................................       2,500,000        2,658,925
      John F. Kennedy International Air Terminal, MBIA Insured, 5.75%, 12/01/22 .................       8,000,000        8,662,640
                                                                                                                     -------------
                                                                                                                        51,036,167
                                                                                                                     -------------

   PENNSYLVANIA 2.1%
   Delaware River Port Authority Pennsylvania and New Jersey Delaware River Bridges Revenue,
     FSA Insured, 5.75%,
      1/01/22 ...................................................................................       8,500,000        9,413,920
      1/01/26 ...................................................................................      10,000,000       11,070,500
                                                                                                                     -------------
                                                                                                                        20,484,420
                                                                                                                     -------------

   U.S. TERRITORIES 16.6%
   Puerto Rico Commonwealth GO, Public Improvement,
      FSA Insured, 5.125%, 7/01/30 ..............................................................       8,350,000        8,841,397
      FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ................................................      13,655,000       15,141,074
      Series A, 5.00%, 7/01/29 ..................................................................      10,000,000       10,384,600
      Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 ......................................       3,000,000        3,323,250
      Series A, Pre-Refunded, 5.00%, 7/01/27 ....................................................      11,555,000       12,800,051
   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Series B, Pre-Refunded, 6.00%, 7/01/39 ....................................................      10,000,000       11,514,500
      Series D, 5.375%, 7/01/36 .................................................................       5,000,000        5,328,000
      Series D, 5.25%, 7/01/38 ..................................................................       5,000,000        5,228,400


                                                             Annual Report | 173

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   U.S. TERRITORIES (CONT.)
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation Bonds,
     Series A, ETM, 5.50%, 10/01/32 .............................................................   $   1,000,000    $   1,096,500
   Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
      7.50%, 7/01/09 ............................................................................          20,000           20,088
      AMBAC Insured, 5.00%, 7/01/28 .............................................................      15,000,000       15,429,150
   Puerto Rico Electric Power Authority Power Revenue,
      Series II, 5.25%, 7/01/31 .................................................................      18,000,000       19,043,100
      Series X, Pre-Refunded, 6.00%, 7/01/15 ....................................................       2,000,000        2,065,800
      Series X, Pre-Refunded, 6.125%, 7/01/21 ...................................................       5,000,000        5,166,500
   Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ..........................       2,160,000        2,160,821
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ..................       1,000,000        1,030,550
   Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D,
      5.375%, 7/01/33 ...........................................................................       6,830,000        7,278,048
      Pre-Refunded, 5.375%, 7/01/33 .............................................................      18,170,000       20,316,967
   Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
     MBIA Insured, Pre-Refunded, 5.00%, 8/01/29 .................................................       5,000,000        5,499,550
   Virgin Islands PFAR,
      Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ...........................       5,000,000        5,169,000
      senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/15 ........................       2,500,000        2,636,050
      senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ........................       3,045,000        3,186,897
      senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 ........................       2,000,000        2,068,980
                                                                                                                     -------------
                                                                                                                       164,729,273
                                                                                                                     -------------
   TOTAL BONDS (COST $911,507,381) ..............................................................                      975,938,494
                                                                                                                     -------------

   ZERO COUPON BONDS 0.5%
   NEW JERSEY 0.5%
   Middlesex County COP, MBIA Insured, 6/15/24 ..................................................       1,000,000          410,580
   New Jersey State Turnpike Authority Turnpike Revenue, Growth and Income Securities, Series B,
     AMBAC Insured, 1/01/35 .....................................................................       7,500,000        4,687,950
                                                                                                                     -------------
   TOTAL ZERO COUPON BONDS (COST $4,879,705) ....................................................                        5,098,530
                                                                                                                     -------------
   TOTAL LONG TERM INVESTMENTS (COST $916,387,086) ..............................................                      981,037,024
                                                                                                                     -------------


174 | Annual Report

Franklin Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                        PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 0.3%
   BONDS 0.3%
   NEW JERSEY 0.2%
(a)New Jersey EDA Revenue, Refunding, First Mortgage Franciscan, Weekly VRDN and Put,
     1.82%, 10/01/12 ............................................................................   $     150,000    $     150,000
(a)New Jersey Sports and Exposition Authority State Contract Revenue, Refunding, Series B-2,
     MBIA Insured, Weekly VRDN and Put, 1.80%, 3/01/21 .......,..................................       1,875,000        1,875,000
                                                                                                                     -------------
                                                                                                                         2,025,000
                                                                                                                     -------------

   U.S. TERRITORIES 0.1%
(a)Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 1.83%, 7/01/28 ...............................         500,000          500,000
                                                                                                                     -------------
   TOTAL SHORT TERM INVESTMENTS (COST $2,525,000) ...............................................                        2,525,000
                                                                                                                     -------------
   TOTAL INVESTMENTS (COST $918,912,086) 99.0% ..................................................                      983,562,024
   OTHER ASSETS, LESS LIABILITIES 1.0% ..........................................................                        9,519,656
                                                                                                                     -------------
   NET ASSETS 100.0% ............................................................................                    $ 993,081,680
                                                                                                                     =============

See Glossary of Terms on page 194.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 175

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS A                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    11.95     $    11.69     $    11.52     $    11.42     $    10.81
                                                     ----------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ........................         0.52           0.54           0.53           0.55           0.58

 Net realized and unrealized gains (losses) ......        (0.04)          0.24           0.18           0.11           0.61
                                                     ----------------------------------------------------------------------

Total from investment operations .................         0.48           0.78           0.71           0.66           1.19

Less distributions from net investment income ....        (0.53)         (0.52)         (0.54)         (0.56)         (0.58)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------

Net asset value, end of year .....................   $    11.90     $    11.95     $    11.69     $    11.52     $    11.42
                                                     ======================================================================

Total return(b) ..................................         4.15%          6.87%          6.32%          5.95%         11.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  570,324     $  554,871     $  559,531     $  513,733     $  457,613

Ratios to average net assets:

 Expenses ........................................         0.65%          0.65%          0.65%          0.67%          0.67%

 Net investment income ...........................         4.40%          4.62%          4.63%          4.79%          5.20%

Portfolio turnover rate ..........................        10.45%          4.82%          8.92%         19.36%         16.22%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


176 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND (CONTINUED)

                                                     ----------------------------------------------------------------------
                                                                            YEAR ENDED FEBRUARY 28,
CLASS C                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    12.06     $    11.79     $    11.61     $    11.50     $    10.88
                                                     ----------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ........................         0.46           0.48           0.48           0.49           0.52

 Net realized and unrealized gains (losses) ......        (0.05)          0.25           0.18           0.12           0.62
                                                     ----------------------------------------------------------------------

Total from investment operations .................         0.41           0.73           0.66           0.61           1.14

Less distributions from net investment income ....        (0.46)         (0.46)         (0.48)         (0.50)         (0.52)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------

Net asset value, end of year .....................   $    12.01     $    12.06     $    11.79     $    11.61     $    11.50
                                                     ======================================================================

Total return(b) ..................................         3.55%          6.30%          5.79%          5.50%         10.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   75,266     $   80,108     $   75,491     $   56,449     $   38,733

Ratios to average net assets:

 Expenses ........................................         1.20%          1.22%          1.17%          1.22%          1.22%

 Net investment income ...........................         3.85%          4.05%          4.11%          4.24%          4.65%

Portfolio turnover rate ..........................        10.45%          4.82%          8.92%         19.36%         16.22%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


                        Annual Report | See notes to financial statements. | 177

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 99.1%
   BONDS 98.2%
   OREGON 80.2%
   Bend Sewer Revenue, AMBAC Insured, 5.375%, 10/01/20 ..........................................   $   1,550,000    $   1,684,602
   Benton and Linn County School District No. 509J GO, Corvallis, FSA Insured, 5.00%,
     6/01/22 ....................................................................................       5,000,000        5,322,600
   Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project,
     Refunding,
      5.20%, 10/01/17 ...........................................................................       4,000,000        4,163,240
      5.125%, 10/01/28 ..........................................................................       4,500,000        4,579,470
   Clackamas County Hospital Facilities Authority Revenue,
      Gross Willamette Falls, Refunding, 5.75%, 4/01/15 .........................................       2,250,000        2,279,880
      Kaiser Permanente, Series A, ETM, 5.375%, 4/01/14 .........................................       2,500,000        2,738,275
      Willamette Falls Hospital Project, 6.00%, 4/01/19 .........................................       1,000,000        1,047,620
      Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ..................................         500,000          510,085
      Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ..................................       1,500,000        1,516,695
   Clackamas County School District No. 007J Lake Oswego GO, MBIA Insured, 5.00%,
     6/01/26 ....................................................................................       5,000,000        5,225,750
   Clackamas County School District No. 62C Oregon City GO, Refunding, FSA Insured, 5.00%,
     6/15/20 ....................................................................................       2,560,000        2,762,931
   Clackamas County School District No. 86 GO,
      Canby, 5.25%, 6/15/20 .....................................................................       3,000,000        3,308,880
      Refunding, FGIC Insured, 5.00%, 6/15/20 ...................................................       2,000,000        2,153,700
   Clackamas County School District No. 108 GO, FSA Insured, 5.00%, 6/15/25 .....................       5,000,000        5,232,650
   Coos County School District No. 13 GO, North Bend, FSA Insured, 5.00%, 6/15/22 ...............       2,520,000        2,666,286
   Curry County School District No. 17-C Brookings Harbor GO, Pre-Refunded, 5.375%,
     12/15/20 ...................................................................................       2,750,000        3,071,062
   Deschutes and Jefferson Counties School District No. 02J Redmond GO, Series A, FGIC Insured,
     5.00%, 6/15/21 .............................................................................       1,000,000        1,071,240
   Deschutes County Administrative School District No. 1 GO, Series A, FSA Insured, 5.125%,
     6/15/21 ....................................................................................       3,500,000        3,728,655
   Deschutes County Hospital Facilities Authority Hospital Revenue, St. Charles Medical Center,
     6.00%, 1/01/13 .............................................................................       3,000,000        3,045,810
   Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured, 5.25%,
     11/01/21 ...................................................................................       1,000,000        1,099,140
   Eugene Public Safety Facilities GO, FGIC Insured, 5.70%, 6/01/16 .............................         500,000          518,900
   Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 .............................         490,000          503,058
   Gresham Stormwater Revenue, FGIC Insured, 5.30%, 5/01/21 .....................................       1,190,000        1,291,245
   High Desert Education Service District GO, AMBAC Insured, 4.50%, 6/01/30 .....................       1,010,000        1,000,900
   Hillsboro GO, AMBAC Insured, 5.00%, 6/01/29 ..................................................       5,360,000        5,618,352
   Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project,
     Radian Insured, 5.375%,
      10/01/26 ..................................................................................       2,000,000        2,127,860
      10/01/31 ..................................................................................       2,000,000        2,119,620
   Jackson County School District No. 4 GO, Phoenix-Talent District, FSA Insured, 5.00%,
     6/15/20 ....................................................................................       2,000,000        2,119,160
   Jackson County School District No. 6 Central Point GO, Refunding, FSA Insured, 4.75%,
     6/15/20 ....................................................................................       2,155,000        2,267,232
   Jackson County School District No. 9 Eagle Point GO, 5.00%,
      6/15/20 ...................................................................................       1,680,000        1,775,290
      6/15/21 ...................................................................................       1,500,000        1,579,965


178 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OREGON (CONT.)
   Josephine County Unit School District Three Rivers GO,Refunding, FGIC Insured, 5.00%,
     12/15/20 ...................................................................................   $   1,500,000    $   1,652,100
   Klamath Falls Inter Community Hospital Authority Revenue, Merle West Medical Center Project,
     Refunding, 6.25%, 9/01/31 ..................................................................       5,250,000        5,583,900
   Lane and Douglas Counties School District No. 045J3 GO, South Lane District, Refunding,
     FSA Insured, 4.75%, 6/15/25 ................................................................       3,510,000        3,612,071
   Lane County School District No. 052 Bethel GO, Refunding, FSA Insured, 5.00%, 6/15/20 ........       5,700,000        6,086,460
   Lane County School District No. 4J Eugene GO, FSA Insured, 4.75%, 7/01/22 ....................       5,150,000        5,336,636
   Linn County Community School District No. 9 GO,
      Lebanon, FGIC Insured, 5.55%, 6/15/21 .....................................................       1,155,000        1,298,289
      Lebanon, FGIC Insured, 5.60%, 6/15/30 .....................................................       9,495,000       10,563,662
      MBIA Insured, Pre-Refunded, 5.375%, 6/15/30 ...............................................       5,000,000        5,545,050
   Linn County School District No. 55 GO, Sweet Home, FSA Insured, 5.00%, 6/15/29 ...............       1,000,000        1,038,680
   Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured, 7.50%,
     10/20/25 ...................................................................................       1,150,000        1,233,202
   Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, MBIA Insured,
     5.00%,
      8/15/18 ...................................................................................       8,000,000        8,441,520
      8/15/24 ...................................................................................       5,300,000        5,473,681
   Multnomah County COP, Series A, Pre-Refunded, 4.75%, 8/01/16 .................................       1,000,000        1,074,340
   Multnomah County Educational Facilities Revenue, University of Portland Project, 6.00%,
     4/01/25 ....................................................................................       2,000,000        2,163,960
   Multnomah County GO, Refunding, AMBAC Insured, 4.50%, 8/01/19 ................................       1,500,000        1,558,290
(a)Multnomah County School District No. 007 Reynolds GO, Refunding, MBIA Insured, 5.00%,
     6/15/20 ....................................................................................       2,000,000        2,226,920
   Multnomah County School District No. 40 GO, FSA Insured, 5.00%, 12/01/20 .....................       3,490,000        3,672,806
   Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured,
     5.00%, 6/15/21 .............................................................................       5,000,000        5,508,350
   Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary Dam Fishway
     Project, 5.20%, 12/01/24 ...................................................................       5,000,000        5,076,250
   Oak Lodge Water District GO, AMBAC Insured,
      7.40%, 12/01/08 ...........................................................................         215,000          217,707
      7.50%, 12/01/09 ...........................................................................         215,000          217,758
   Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 ....................................       4,000,000        4,147,840
   Oregon Coast Community College District GO, MBIA Insured, 5.00%, 6/15/23 .....................       3,745,000        4,002,843
   Oregon Health Sciences University Revenue, Series A, MBIA Insured, 5.00%, 7/01/32 ............      23,750,000       24,715,438
   Oregon State Board of Higher Education GO, Refunding,
      5.00%, 8/01/31 ............................................................................       2,000,000        2,059,560
      Series E, 5.00%, 8/01/29 ..................................................................       7,745,000        8,057,201
   Oregon State Department of Administrative Services COP,
      FSA Insured, 4.375%, 5/01/25 ..............................................................       1,235,000        1,234,111
      FSA Insured, 4.625%, 5/01/30 ..............................................................       7,795,000        7,861,258
      Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24 ........................................      10,000,000       10,404,800
      Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 ........................................       7,500,000        7,881,525
      Refunding, Series B, FSA Insured, 5.00%, 5/01/21 ..........................................       1,930,000        2,058,403
      Refunding, Series B, FSA Insured, 4.25%, 5/01/24 ..........................................       1,890,000        1,867,925
      Series A, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/26 .....................................       2,000,000        2,298,860
      Series A, FSA Insured, 4.25%, 5/01/23 .....................................................       1,095,000        1,090,828


                                                             Annual Report | 179

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OREGON (CONT.)
   Oregon State Department of Transportation Highway Usertax Revenue, Series A, 5.00%,
     11/15/28 ...................................................................................   $   5,000,000    $   5,262,750
   Oregon State Department of Transportation Usertax Revenue,
      Refunding, Series A, 5.00%, 11/15/22 ......................................................       1,200,000        1,284,660
      Refunding, Series A, 5.00%, 11/15/23 ......................................................       1,260,000        1,342,656
      Refunding, Series A, 5.00%, 11/15/25 ......................................................       1,295,000        1,377,828
      Refunding, Series A, 5.00%, 11/15/29 ......................................................       3,330,000        3,496,900
      Series A, 5.125%, 11/15/23 ................................................................       5,000,000        5,362,450
      Series A, 5.125%, 11/15/26 ................................................................      14,200,000       15,113,344
   Oregon State EDR, Georgia Pacific Corp. Project, Series CLVII, 6.35%, 8/01/25 ................       7,910,000        7,962,206
   Oregon State GO,
      Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 ........................       6,000,000        6,174,000
      Board of Higher Education, Refunding, Series D, 5.00%, 8/01/24 ............................       3,620,000        3,840,205
      Board of Higher Education, Series A, Pre-Refunded, 5.65%, 8/01/27 .........................       4,440,000        4,797,198
      Board of Higher Education, Series C, Pre-Refunded, 5.65%, 8/01/27 .........................       1,460,000        1,577,457
      Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 ..........................         910,000          933,824
      Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 ..........................         455,000          466,439
      Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 .........................       1,655,000        1,692,353
      Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 ..........................       1,410,000        1,442,204
      Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 ..........................       2,015,000        2,050,383
      Elderly and Disabled Housing Authority, Series B, 6.375%, 8/01/24 .........................         135,000          135,448
      Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 ..........................         335,000          336,136
      State Board of Higher Education, Series A, 5.50%, 8/01/29 .................................       2,000,000        2,142,800
      State Board of Higher Education, Series A, Pre-Refunded, 5.60%, 8/01/25 ...................       8,000,000        8,944,480
      Veteran's Welfare, Series 75, 5.85%, 10/01/15 .............................................         325,000          333,665
      Veteran's Welfare, Series 75, 5.875%, 10/01/18 ............................................         165,000          169,231
      Veteran's Welfare, Series 75, 6.00%, 4/01/27 ..............................................         615,000          630,418
      Veteran's Welfare, Series 76-A, 6.05%, 10/01/28 ...........................................       1,030,000        1,044,760
      Veteran's Welfare, Series 77, 5.30%, 10/01/29 .............................................       2,570,000        2,623,713
      Veteran's Welfare, Series A, 5.70%, 10/01/32 ..............................................       3,470,000        3,566,778
   Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
      Peacehealth, AMBAC Insured, 5.00%, 11/15/26 ...............................................       5,500,000        5,760,755
      Reed College Project, Series A, 5.75%, 7/01/32 ............................................      10,735,000       11,774,255
   Oregon State Housing and Community Services Department HFR, Multi-Unit,
      Series A, FHA Insured, 6.80%, 7/01/13 .....................................................       5,810,000        5,826,268
      Series C, FHA Insured, 6.85%, 7/01/22 .....................................................         180,000          180,526
   Oregon State Housing and Community Services Department MFHR,
      Series A, 6.15%, 7/01/21 ..................................................................         910,000          944,434
      Series B, 6.00%, 7/01/31 ..................................................................       5,000,000        5,211,750
   Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,
      Series A, 6.35%, 7/01/14 ..................................................................         845,000          857,599
      Series A, 6.40%, 7/01/18 ..................................................................         430,000          436,166
      Series A, 6.45%, 7/01/26 ..................................................................         965,000          987,263
      Series C, 6.20%, 7/01/15 ..................................................................         745,000          762,269
      Series C, 6.40%, 7/01/26 ..................................................................         435,000          445,027
      Series D, 6.80%, 7/01/27 ..................................................................         855,000          871,202
      Series H, FHA Insured, 5.75%, 7/01/30 .....................................................       2,595,000        2,663,949


180 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OREGON (CONT.)
   Polk Marion and Benton Counties School District No. 13J GO, FSA Insured, Pre-Refunded,
     5.80%, 6/15/20 .............................................................................   $   1,985,000    $   2,242,177
   Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 .............................         945,000          951,256
   Port of Portland International Airport Revenue, Portland International Airport,
      Refunding, Series D, FGIC Insured, 5.00%, 7/01/23 .........................................       3,000,000        3,094,470
      Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 .....................................       2,800,000        3,392,144
      Series 12C, FGIC Insured, 5.00%, 7/01/18 ..................................................       1,500,000        1,588,035
      Series A, AMBAC Insured, 5.50%, 7/01/24 ...................................................      22,000,000       23,913,340
   Port St. Helens PCR,
      Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 ...................................       4,750,000        4,743,493
      Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ...........................       3,600,000        3,573,468
   Portland Community College District GO, Series B, 5.00%,
      6/01/20 ...................................................................................       7,185,000        7,594,401
      6/01/21 ...................................................................................       6,290,000        6,623,496
   Portland GO,
       Central City Streetcar Project, Series A, 4.75%, 4/01/21 .................................       3,600,000        3,680,136
       Limited Tax, Series A, 5.00%, 4/01/18 ....................................................       1,000,000        1,044,570
       Limited Tax, Series A, 5.00%, 6/01/24 ....................................................      10,000,000       10,507,400
       Limited Tax, Series A, MBIA Insured, 5.125%, 6/01/30 .....................................       6,315,000        6,664,093
   Portland Housing Authority MFR,
      Berry Ridge Project, 6.30%, 5/01/29 .......................................................       1,500,000        1,562,745
      Housing-Lovejoy Station Apartments Project, MBIA Insured, 6.00%, 7/01/33 ..................       2,000,000        2,105,160
   Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 ............         635,000          637,699
   Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 .......................       1,000,000        1,030,350
   Portland MFR, Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%,
     3/20/37 ....................................................................................       3,175,000        3,283,934
   Portland River District Urban Renewal and Redevelopment Revenue, Series A, AMBAC Insured,
     5.00%, 6/15/21 .............................................................................       3,000,000        3,205,230
   Portland Sewer System Revenue,
      first lien, Series A, FSA Insured, 5.00%, 10/01/24 ........................................       6,235,000        6,645,076
      Refunding, Series A, FSA Insured, 5.00%, 6/01/23 ..........................................       2,500,000        2,655,900
   Portland Urban Renewal and Redevelopment Revenue, Interstate Corridor, Series A,
     FGIC Insured, 5.00%,
      6/15/24 ...................................................................................       1,295,000        1,379,602
      6/15/25 ...................................................................................       1,195,000        1,268,959
   Portland Urban Renewal and Redevelopment Tax Allocation, Convention Center, Series A,
     AMBAC Insured, 5.50%, 6/15/20 ..............................................................       3,000,000        3,287,580
   Redmond GO, Series C, MBIA Insured, 5.00%, 6/01/33 ...........................................       1,260,000        1,310,828
   Rogue Community College District GO, Refunding, MBIA Insured, 5.00%, 6/15/25 .................       1,200,000        1,279,428
   Salem-Keizer School District No. 24J GO, Pre-Refunded, 5.00%, 6/01/19 ........................       9,500,000       10,282,990
   Southwestern Community College District GO, MBIA Insured, 5.00%, 6/01/28 .....................       1,100,000        1,153,020
   Tri-County Metropolitan Transportation District Revenue, Limited Obligation, Airport Light
     Rail, Series 1, 5.65%, 6/01/29 .............................................................      14,080,000       14,825,958
   Washington and Clackamas Counties School District No. 23 GO, MBIA Insured, 5.00%,
     6/15/22 ....................................................................................       7,000,000        7,406,350
   Washington County Clean Water Services Sewer Revenue, senior lien, FGIC Insured, 5.00%,
     10/01/19 ...................................................................................       3,905,000        4,158,981
   Washington County GO, 5.00%, 6/01/26 .........................................................      10,000,000       10,368,000


                                                             Annual Report | 181

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   OREGON (CONT.)
   Washington County School District No. 48J Beaverton GO, 5.00%, 6/01/22 .......................   $   4,155,000    $   4,384,398
   Washington County School District No. 88 J Sherwood GO, FSA Insured, Pre-Refunded, 6.10%,
     6/01/12 ....................................................................................         190,000          191,938
   Washington County Unified Sewer Agency Revenue, senior lien, Series A, 6.20%, 10/01/10 .......         470,000          471,711
   Washington Multnomah and Yamhill Counties School District No. 1J Hillsboro GO, FSA Insured,
     5.60%, 4/01/20 .............................................................................       1,000,000        1,093,970
                                                                                                                     -------------
                                                                                                                       517,820,412
                                                                                                                     -------------

   U.S. TERRITORIES 18.0%
   Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
     5.625%, 5/15/43 ............................................................................      10,000,000        9,806,600
   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
     Pre-Refunded, 9.00%, 7/01/09 ...............................................................          40,000           40,897
   Puerto Rico Commonwealth GO, Public Improvement, Series A,
      5.00%, 7/01/29 ............................................................................      10,000,000       10,384,600
      5.125%, 7/01/31 ...........................................................................       9,885,000       10,210,315
      Pre-Refunded, 5.00%, 7/01/27 ..............................................................      10,000,000       11,077,500
      Pre-Refunded, 5.125%, 7/01/31 .............................................................       5,115,000        5,671,665
   Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
      5.50%, 7/01/36 ............................................................................      13,000,000       14,227,590
      Pre-Refunded, 5.50%, 7/01/26 ..............................................................       4,275,000        4,511,450
   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series D, 5.375%, 7/01/36 ..................................................................      10,000,000       10,656,000
   Puerto Rico Electric Power Authority Power Revenue,
      Series II, 5.25%, 7/01/31 .................................................................      12,000,000       12,695,400
      Series II, FSA Insured, 5.125%, 7/01/26 ...................................................       9,150,000        9,785,559
      Series X, Pre-Refunded, 6.00%, 7/01/15 ....................................................       2,500,000        2,582,250
   Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%,
     12/01/26 ...................................................................................         395,000          400,408
   Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
      5.50%, 8/01/29 ............................................................................       1,285,000        1,388,250
      Pre-Refunded, 5.50%, 8/01/29 ..............................................................       3,715,000        4,184,502
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
      10/01/15 ..................................................................................       1,635,000        1,723,977
      10/01/18 ..................................................................................       2,400,000        2,511,840
   Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
      7/01/18 ...................................................................................       2,500,000        2,533,350
      7/01/21 ...................................................................................       1,400,000        1,415,414
                                                                                                                     -------------
                                                                                                                       115,807,567
                                                                                                                     -------------
   TOTAL BONDS (COST $595,423,339) ..............................................................                      633,627,979
                                                                                                                     -------------


182 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN OREGON TAX-FREE INCOME FUND                                                            PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON BONDS 0.9%
   OREGON 0.9%
   Oregon Health Sciences University Revenue, Capital Appreciation, Refunding, Series A,
     MBIA Insured, 7/01/21 ......................................................................   $  11,480,000    $   5,385,268
   Portland GO, Limited Tax, Series B, 6/01/21 ..................................................       1,000,000          476,180
                                                                                                                     -------------
   TOTAL ZERO COUPON BONDS (COST $5,114,073) ....................................................                        5,861,448
                                                                                                                     -------------
   TOTAL LONG TERM INVESTMENTS (COST $600,537,412) ..............................................                      639,489,427
                                                                                                                     -------------

   SHORT TERM INVESTMENTS 0.3%
   BONDS 0.3%
   OREGON 0.2%
(b)Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
     Guide Dogs for the Blind, Series A, Weekly VRDN and Put, 1.85%, 7/01/25 ....................       1,000,000        1,000,000
(b)Umatilla County Hospital Facilities Authority Hospital Revenue, Catholic Health, Series B,
     Weekly VRDN and Put, 1.86%, 12/01/24 .......................................................         600,000          600,000
                                                                                                                     -------------
                                                                                                                         1,600,000
                                                                                                                     -------------

   U.S. TERRITORIES 0.1%
(b)Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
     Weekly VRDN and Put, 1.78%, 12/01/15 .......................................................         500,000          500,000
                                                                                                                     -------------
   TOTAL SHORT TERM INVESTMENTS (COST $2,100,000) ...............................................                        2,100,000
                                                                                                                     -------------
   TOTAL INVESTMENTS (COST $602,637,412) 99.4% ..................................................                      641,589,427
   OTHER ASSETS, LESS LIABILITIES .6% ...........................................................                        4,001,212
                                                                                                                     -------------
   NET ASSETS 100.0% ............................................................................                    $ 645,590,639
                                                                                                                     =============

See Glossary of Terms on page 194.

(a) See Note 1(b) regarding securities purchased on a delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 183

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                     ----------------------------------------------------------------------
                                                                         YEAR ENDED FEBRUARY 28,
CLASS A                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    10.62     $    10.51     $    10.29     $    10.12     $     9.55
                                                     ----------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ........................         0.47           0.47           0.50           0.52           0.53

 Net realized and unrealized gains (losses) ......        (0.15)          0.11           0.22           0.17           0.56
                                                     ----------------------------------------------------------------------

Total from investment operations .................         0.32           0.58           0.72           0.69           1.09

Less distributions from net investment income ....        (0.46)         (0.47)         (0.50)         (0.52)         (0.52)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------

Net asset value, end of year .....................   $    10.48     $    10.62     $    10.51     $    10.29     $    10.12
                                                     ======================================================================

Total return(b) ..................................         3.19%          5.66%          7.23%          7.01%         11.73%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $  693,804     $  732,998     $  722,865     $  676,684     $  649,603

Ratios to average net assets:

 Expenses ........................................         0.66%          0.66%          0.66%          0.67%          0.67%

 Net investment income ...........................         4.52%          4.51%          4.82%          5.07%          5.40%

Portfolio turnover rate ..........................         7.48%         17.63%          6.60%         11.23%          7.56%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


184 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (CONTINUED)

                                                     ----------------------------------------------------------------------
                                                                         YEAR ENDED FEBRUARY 28,
CLASS B                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    10.65     $    10.54     $    10.31     $    10.13     $     9.55
                                                     ----------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ........................         0.41           0.42           0.44           0.46           0.48

 Net realized and unrealized gains (losses) ......        (0.14)          0.10           0.24           0.18           0.57
                                                     ----------------------------------------------------------------------

Total from investment operations .................         0.27           0.52           0.68           0.64           1.05

Less distributions from net investment income ....        (0.41)         (0.41)         (0.45)         (0.46)         (0.47)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------

Net asset value, end of year .....................   $    10.51     $    10.65     $    10.54     $    10.31     $    10.13
                                                     ======================================================================

Total return(b) ..................................         2.61%          5.06%          6.74%          6.50%         11.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   51,913     $   50,112     $   36,575     $   16,408     $    3,205

Ratios to average net assets:

 Expenses ........................................         1.21%          1.21%          1.21%          1.22%          1.22%

 Net investment income ...........................         3.97%          3.96%          4.27%          4.50%          4.85%

Portfolio turnover rate ..........................         7.48%         17.63%          6.60%         11.23%          7.56%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


                        Annual Report | See notes to financial statements. | 185

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (CONTINUED)

                                                     ----------------------------------------------------------------------
                                                                         YEAR ENDED FEBRUARY 28,
CLASS C                                                 2005          2004(d)         2003           2002           2001
                                                     ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $    10.69     $    10.58     $    10.35     $    10.18     $     9.60
                                                     ----------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ........................         0.42           0.42           0.45           0.46           0.48

 Net realized and unrealized gains (losses) ......        (0.15)          0.10           0.23           0.17           0.57
                                                     ----------------------------------------------------------------------

Total from investment operations .................         0.27           0.52           0.68           0.63           1.05

Less distributions from net investment income ....        (0.40)         (0.41)         (0.45)         (0.46)         (0.47)

Redemption fees ..................................           --(c)          --             --             --             --
                                                     ----------------------------------------------------------------------

Net asset value, end of year .....................   $    10.56     $    10.69     $    10.58     $    10.35     $    10.18
                                                     ======================================================================

Total return(b) ..................................         2.69%          5.04%          6.71%          6.38%         11.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $   79,551     $   81,137     $   74,605     $   55,692     $   43,907

Ratios to average net assets:

 Expenses ........................................         1.21%          1.23%          1.19%          1.22%          1.22%

 Net investment income ...........................         3.97%          3.94%          4.29%          4.52%          4.85%

Portfolio turnover rate ..........................         7.48%         17.63%          6.60%         11.23%          7.56%

(a) Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge.

(c) Amount is less than $0.01 per share.

(d) For the year ended February 29.


186 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2005

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.7%
   BONDS 98.0%
   PENNSYLVANIA 91.0%
   Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport,
     Refunding, FGIC Insured, 5.75%, 1/01/18 ....................................................   $   1,000,000    $   1,068,880
   Allegheny County Airport Revenue, Pittsburgh International Airport, Refunding, Series B,
     MBIA Insured, 5.00%, 1/01/19 ...............................................................       6,000,000        6,212,820
   Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 .........................................       4,000,000        4,141,160
   Allegheny County GO, MBIA Insured, Pre-Refunded, 5.00%, 11/01/27 .............................       1,420,000        1,574,070
   Allegheny County Higher Education Building Authority Revenue, Duquesne University Project,
     AMBAC Insured, 5.00%, 3/01/21 ..............................................................       1,000,000        1,029,670
   Allegheny County Hospital Development Authority Revenue,
      Allegheny General Hospital Project, Series A, MBIA Insured, Pre-Refunded, 6.25%,
       9/01/20 ..................................................................................      10,000,000       10,878,600
      Allegheny Hospital, South Hills Health System, Series A, MBIA Insured, 5.875%,
       5/01/26 ..................................................................................       1,700,000        1,791,953
      Health Center, Canterbury Place, AMBAC Insured, 5.375%, 12/01/21 ..........................       4,500,000        4,783,770
      Health System, Series A, MBIA Insured, 6.50%, 11/15/30 ....................................      10,000,000       11,775,600
      University of Pittsburgh Health Center, Refunding, Series A, MBIA Insured, 5.625%,
       4/01/27 ..................................................................................      10,450,000       11,172,826
   Allegheny County IDAR,
      Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 ...........................       2,000,000        2,136,980
      Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 ..........................      10,000,000       10,335,900
      Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 ...........................       7,530,000        7,737,527
      Series A, MBIA Insured, 5.00%, 11/01/29 ...................................................       5,000,000        5,189,750
      Series B, MBIA Insured, 5.00%, 11/01/29 ...................................................       9,000,000        9,383,130
   Allegheny County Port Authority Special Revenue, Transportation,
      FGIC Insured, 5.00%, 3/01/25 ..............................................................      13,250,000       13,845,852
      FGIC Insured, 5.00%, 3/01/29 ..............................................................      16,500,000       17,080,470
      MBIA Insured, Pre-Refunded, 6.125%, 3/01/29 ...............................................      15,000,000       16,964,100
   Allegheny County Residential Finance Authority Mortgage Revenue,
      Ladies Grand Army Republic Health Facilities Project, Series G, FHA Insured, 6.35%,
       10/01/36 .................................................................................       1,790,000        1,833,103
      SF, Series FF-2, GNMA Secured, 6.00%, 11/01/31 ............................................       3,435,000        3,552,683
      SF, Series II-2, GNMA Secured, 5.90%, 11/01/32 ............................................       1,100,000        1,133,990
      SFM, Series DD-1, GNMA Secured, 5.35%, 11/01/19 ...........................................         295,000          301,472
      SFM, Series DD-2, GNMA Secured, 5.40%, 11/01/29 ...........................................       1,500,000        1,526,205
      SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 ..............................................         545,000          545,234
   Allegheny Valley School District GO, MBIA Insured, 5.00%, 11/01/28 ...........................       1,550,000        1,627,438
   Armstrong County GO, MBIA Insured, 5.40%, 6/01/31 ............................................       2,500,000        2,660,300
   Bensalem Township GO, Refunding, FGIC Insured, 5.75%, 12/01/16 ...............................       3,000,000        3,089,820
   Berwick Area School District GO, Series A, FGIC Insured, 5.00%, 10/01/25 .....................       1,000,000        1,042,610
   Bradford County IDA Solid Waste Disposal Revenue, International Paper Co. Projects, Series A,
     6.60%, 3/01/19 .............................................................................       2,500,000        2,590,575
   Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 ............................................       3,675,000        3,837,545
   Butler Area School District GO, FSA Insured, 5.00%, 4/01/31 ..................................       4,000,000        4,165,720
   Cambria County IDA, PCR, Pennsylvania Electric Co. Project, Refunding, Series A, MBIA Insured,
     5.80%, 11/01/20 ............................................................................       5,000,000        5,211,450
   Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 .................       3,700,000        3,976,242


                                                             Annual Report | 187

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   PENNSYLVANIA (CONT.)
   Chartiers Valley Industrial and Commercial Development Authority First Mortgage Revenue,
     Asbury Place Project, Pre-Refunded, 6.50%, 2/01/36 .........................................   $   4,025,000    $   4,236,232
   Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
      5.40%, 7/01/07 ............................................................................       1,000,000        1,001,870
      5.55%, 7/01/09 ............................................................................       2,365,000        2,375,619
      5.60%, 7/01/10 ............................................................................         600,000          600,174
      5.75%, 7/01/12 ............................................................................       1,795,000        1,798,231
      5.75%, 7/01/17 ............................................................................         700,000          684,243
      5.625%, 7/01/21 ...........................................................................       1,500,000        1,410,615
   Council Rock School District GO, Series A, MBIA Insured, 5.00%, 11/15/22 .....................       5,180,000        5,444,232
   Cumberland County Municipal Authority College Revenue, Dickinson College, Series A,
     AMBAC Insured, 5.50%, 11/01/30 .............................................................       1,200,000        1,300,428
   Dauphin County General Authority Health System Revenue, Pinnacle Health System Project,
     Refunding, MBIA Insured, 5.50%, 5/15/17 ....................................................       2,000,000        2,117,720
   Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project,
     Refunding,
      Series A, MBIA Insured, 6.50%, 7/01/12 ....................................................       4,500,000        4,517,685
      Series B, MBIA Insured, ETM, 6.25%, 7/01/16 ...............................................       5,000,000        5,866,200
   Dauphin County General Authority Revenue, Mandatory Put 12/01/05, Sub Series 3,
     AMBAC Insured, 4.75%, 6/01/26 ..............................................................       1,000,000        1,018,170
   Deer Lakes School District GO, Series A, FSA Insured, 5.00%, 1/15/23 .........................       1,000,000        1,062,720
   Delaware County Authority College Revenue,
      Cabrini College, Radian Insured, 5.875%, 7/01/29 ..........................................       6,385,000        6,937,941
      Eastern College, Series C, 5.625%, 10/01/28 ...............................................       2,210,000        2,231,614
      Haverford College, 5.75%, 11/15/29 ........................................................       3,500,000        3,895,780
      Haverford College, 6.00%, 11/15/30 ........................................................       1,750,000        1,993,425
   Delaware County Authority Revenue,
      Dunwoody Village Project, 6.25%, 4/01/30 ..................................................       1,800,000        1,892,304
      Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 .......................      10,800,000       11,432,340
   Delaware County IDAR, Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%,
     6/01/29 ....................................................................................       2,000,000        2,219,440
   Delaware County University Authority Revenue, Villanova University, Series A, MBIA Insured,
     5.00%, 12/01/28 ............................................................................       3,000,000        3,105,870
   Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
     AMBAC Insured, 5.60%, 7/01/17 ..............................................................       5,000,000        5,804,050
   Erie County IDA Environmental Improvement Revenue, International Paper Co. Project,
     Refunding, Series B, 6.00%, 9/01/16 ........................................................         600,000          645,954
   Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25 .............................................       5,000,000        5,348,700
   Erie School District GO, AMBAC Insured, Pre-Refunded, 5.80%, 9/01/29 .........................       3,000,000        3,403,080
   Greater Johnstown School District GO, Series C, MBIA Insured, 5.125%, 8/01/25 ................       3,625,000        3,830,864
   Hazleton Area School District GO, Series B, FGIC Insured, 5.00%, 3/01/23 .....................       4,455,000        4,573,236
   Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%,
     7/01/27 ....................................................................................       1,500,000        1,311,660
   Indiana County IDAR, Indiana University of Pennsylvania, Refunding, AMBAC Insured, 5.00%,
     11/01/29 ...................................................................................       1,250,000        1,309,437
   Johnstown RDA Sewer Revenue, Series A, FSA Insured, 5.00%, 8/15/34 ...........................       1,825,000        1,903,128


188 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   PENNSYLVANIA (CONT.)
   Lancaster County Hospital Authority Revenue, Health Center, Willow Valley Retirement Project,
     5.875%, 6/01/21 ............................................................................   $   1,000,000    $   1,056,510
   Latrobe IDAR, Saint Vincent College Project, 5.70%, 5/01/31 ..................................       1,500,000        1,575,810
   Lehigh County General Purpose Authority Revenues,
      Good Shepherd Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 ..........       5,000,000        5,195,550
      Lehigh Valley Hospital, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 ............       4,000,000        4,088,600
      Lehigh Valley Hospital, Health Network, Series B, FSA Insured, 5.25%, 7/01/19 .............       2,750,000        2,990,707
      Lehigh Valley Hospital, Refunding, Series A, MBIA Insured, 5.875%, 7/01/15 ................       1,000,000        1,030,660
   Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
      Series A, MBIA Insured, 6.15%, 8/01/29 ....................................................       5,550,000        5,747,636
      Series B, MBIA Insured, 6.40%, 9/01/29 ....................................................      10,000,000       10,209,800
   Lower Merion Township School District GO, Refunding, 4.375%, 5/15/18 .........................       1,000,000        1,020,820
   Luzerne County GO, Series D, FGIC Insured, 5.00%, 11/15/26 ...................................       2,000,000        2,073,060
   Lycoming County Authority College Revenue, Pennsylvania College of Technology,
      AMBAC Insured, 5.25%, 5/01/32 .............................................................       5,030,000        5,321,539
      Refunding, AMBAC Insured, 5.35%, 7/01/26 ..................................................       2,400,000        2,592,696
   Mercer County GO, FGIC Insured, 5.00%, 10/01/31 ..............................................       2,000,000        2,063,220
   Mercer County IDA Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 .....................       5,000,000        5,576,750
   Montgomery County GO, 5.00%, 9/15/22 .........................................................       3,335,000        3,519,159
   Montgomery County Higher Education and Health Authority Revenue, Faulkeways at Gwynedd
     Project, 6.75%,
      11/15/24 ..................................................................................         400,000          426,080
      11/15/30 ..................................................................................       1,000,000        1,063,490
   Montgomery County IDA Retirement Community Revenue,
      Act Retirement-Life Communities, 5.25%, 11/15/28 ..........................................       5,000,000        5,004,450
      Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 .....................       4,850,000        4,976,488
      Adult Community Total Services, Series B, 5.75%, 11/15/17 .................................       4,000,000        4,202,040
   Mount Pleasant Business District Authority Hospital Revenue, Frick Hospital, Refunding,
      5.70%, 12/01/13 ...........................................................................       1,205,000        1,247,332
      5.75%, 12/01/17 ...........................................................................         500,000          512,865
      5.75%, 12/01/27 ...........................................................................       1,600,000        1,605,760
   Muhlenberg School District GO, Series AA, FGIC Insured,
      5.00%, 9/01/22 ............................................................................       1,390,000        1,468,188
      Pre-Refunded, 6.00%, 9/01/23 ..............................................................       4,000,000        4,577,560
   New Wilmington Municipal Authority College Revenue, Westminster College, 5.35%,
     3/01/28 ....................................................................................       2,250,000        2,274,750
   Norristown Area School District GO, FGIC Insured, 5.00%, 9/01/27 .............................       5,000,000        5,227,750
   Northampton Boro Municipal Authority Water Revenue, MBIA Insured, 5.00%, 5/15/34 .............       2,400,000        2,496,768
   Northampton County IDAR, Pollution Control, Metropolitan Edison Co., Refunding, Series A,
     MBIA Insured, 6.10%, 7/15/21 ...............................................................       6,100,000        6,306,241
   Norwin School District GO,
      FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ................................................       5,000,000        5,693,900
      Series A, MBIA Insured, 5.00%, 4/01/30 ....................................................       1,000,000        1,030,050
      Series B, MBIA Insured, 5.00%, 4/01/31 ....................................................       6,390,000        6,553,776
   Pennsbury School District GO, FGIC Insured, 5.00%, 1/15/22 ...................................       2,835,000        2,992,002
   Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%, 9/01/09 ........       5,000,000        5,116,700


                                                             Annual Report | 189

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   PENNSYLVANIA (CONT.)
   Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue,
     MacMillan LP Project, Pre-Refunded, 7.60%, 12/01/20 ........................................   $   3,000,000    $   3,173,670
   Pennsylvania Economic Development Financing Authority Revenue, Lincoln University, Series A,
     FGIC Insured, 5.00%, 6/01/33 ...............................................................       3,325,000        3,459,596
   Pennsylvania EDA Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%,
     12/01/15 ...................................................................................       5,000,000        5,123,850
   Pennsylvania HFAR,
      SF, 5.25%, 4/01/21 ........................................................................       7,000,000        7,090,790
      SFM, Series 67A, 5.85%, 10/01/18 ..........................................................       1,405,000        1,455,959
   Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue, Philadelphia
     Funding Program, FGIC Insured, Pre-Refunded, 7.00%, 6/15/14 ................................       6,000,000        6,086,100
   Pennsylvania State Higher Educational Facilities Authority College and University Revenues,
      Allegheny College, Series B, 6.125%, 11/01/13 .............................................          90,000           90,672
      Marywood University Project, MBIA Insured, 5.65%, 6/01/25 .................................       2,500,000        2,803,675
   Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
      Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured, 5.875%,
       11/15/21 .................................................................................      17,000,000       18,015,240
      University of Pennsylvania Health Services, Refunding, Series A, 5.75%, 1/01/22 ...........      10,000,000       10,374,000
   Pennsylvania State Higher Educational Facilities Authority Revenue,
      Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 ........................................       1,500,000        1,567,800
      Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 ................................       4,000,000        4,322,720
      Drexel University, Series A, 5.00%, 5/01/20 ...............................................       1,485,000        1,555,122
      Drexel University, Series A, 5.20%, 5/01/29 ...............................................         750,000          789,615
      Philadelphia College of Textiles and Science, 6.75%, 4/01/20 ..............................       3,040,000        3,129,802
      State System of Higher Education, Series N, MBIA Insured, Pre-Refunded, 5.80%,
       6/15/24 ..................................................................................       4,000,000        4,172,760
      State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 ...................       3,140,000        3,307,802
      Temple University, 7.40%, 10/01/10 ........................................................          30,000           30,137
      Temple University, First Series, MBIA Insured, 5.00%, 7/15/31 .............................       3,000,000        3,104,430
      University Sciences Philadelphia, Series A, XLCA Insured, 5.00%, 11/01/36 .................       8,315,000        8,657,495
      Widener University, 5.00%, 7/15/31 ........................................................         500,000          504,805
   Pennsylvania State Public School Building Authority Revenue,
      Career Institute of Technology, FGIC Insured, 5.00%, 11/15/28 .............................       1,000,000        1,047,980
      Central Montgomery County Area, FGIC Insured, 5.00%, 5/15/24 ..............................       2,500,000        2,649,200
      Lehigh Career and Technical Institution, MBIA Insured, 5.00%, 10/01/31 ....................       1,000,000        1,031,610
   Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Series B, MBIA Insured,
     5.00%,
      12/01/24 ..................................................................................       1,655,000        1,749,716
      12/01/31 ..................................................................................       5,000,000        5,200,750
   Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, 5.00%,
      7/15/28 ...................................................................................      10,000,000       10,427,900
      7/15/31 ...................................................................................      13,820,000       14,348,891
   Pennsylvania State Turnpike Commission Turnpike Revenue,
      Series A, AMBAC Insured, 5.00%, 12/01/34 ..................................................       5,000,000        5,219,200
      Series R, AMBAC Insured, 5.00%, 12/01/26 ..................................................       2,000,000        2,099,680
   Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Series R, AMBAC Insured,
     5.00%, 12/01/30 ............................................................................      11,125,000       11,573,226


190 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   PENNSYLVANIA (CONT.)
   Pennsylvania State University Revenue, 5.00%, 9/01/35 ........................................   $   1,000,000    $   1,045,720
   Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%,
     6/15/25 ....................................................................................       5,000,000        5,148,900
   Philadelphia Authority For IDR, Series B, AMBAC Insured, 5.25%, 7/01/31 ......................       2,000,000        2,120,580
   Philadelphia Gas Works Revenue, 12th Series B, MBIA Insured, ETM, 7.00%, 5/15/20 .............       1,000,000        1,239,230
   Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
      Frankford Hospital, Series A, ETM, 6.00%, 6/01/14 .........................................       2,305,000        2,327,266
      Temple University Hospital, 5.875%, 11/15/23 ..............................................       5,000,000        5,028,350
   Philadelphia Housing Authority Capital Fund Program Revenue, Series A, FSA Insured, 5.00%,
     12/01/21 ...................................................................................       5,000,000        5,338,950
   Philadelphia IDA Lease Revenue, Series B, FSA Insured, 5.125%, 10/01/26 ......................      12,000,000       12,721,680
   Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%,
      9/01/22 ...................................................................................       3,250,000        3,471,845
      9/01/29 ...................................................................................      13,000,000       13,856,830
(a)Philadelphia RDA Revenue, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
     4/15/31 ....................................................................................       4,000,000        4,170,840
   Philadelphia School District GO,
      Series B, AMBAC Insured, Pre-Refunded, 5.375%, 4/01/19 ....................................       1,000,000        1,057,420
      Series C, MBIA Insured, Pre-Refunded, 5.75%, 3/01/29 ......................................       8,000,000        8,981,840
      Series D, FGIC Insured, 5.125%, 6/01/34 ...................................................       5,000,000        5,295,950
   Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 ...........       7,515,000        7,785,315
   Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, 6.00%, 12/01/24 ..........       2,000,000        2,251,820
   Pittsburgh Urban RDA Mortgage Revenue,
      Series C, GNMA Secured, 5.70%, 4/01/30 ....................................................       1,370,000        1,398,592
      Series D, 6.25%, 10/01/17 .................................................................       1,695,000        1,750,104
   Pittsburgh Urban RDA Tax Allocation, 6.10%, 5/01/19 ..........................................       1,000,000        1,101,440
   Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM, 7.25%,
     9/01/14 ....................................................................................       1,250,000        1,486,475
   Plum Boro School District GO, FGIC Insured, 5.25%, 9/15/30 ...................................       8,870,000        9,355,721
   Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.875%, 12/01/31 ...       2,500,000        2,640,450
   Seneca Valley School District GO, MBIA Insured, 5.375%, 1/01/21 ..............................       2,000,000        2,182,740
   South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
     Series A, MBIA Insured, 5.75%, 7/01/26 .....................................................      10,000,000       10,570,100
   Southcentral General Authority Revenue, Wellspan Health Obligated, Refunding, MBIA Insured,
     5.25%, 5/15/31 .............................................................................      10,000,000       10,487,600
   Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC Insured, 5.375%,
     3/01/22 ....................................................................................       3,000,000        3,203,760
   Southern Lehigh School District GO, Series A, FGIC Insured, 5.00%, 9/01/25 ...................       6,900,000        7,229,130
   State Public School Building Authority College Revenue, Westmoreland County Community
     College, FGIC Insured, 5.25%, 10/15/22 .....................................................       2,170,000        2,355,383


                                                             Annual Report | 191

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   PENNSYLVANIA (CONT.)
   State Public School Building Authority School Revenue,
      Daniel Boone School District Project, MBIA Insured, 5.00%, 4/01/28 ........................   $  10,000,000    $  10,431,500
      Northwestern School District Project, Series E, FGIC Insured, 5.75%, 1/15/19 ..............       3,000,000        3,282,900
      Philadelphia School District Project, FSA Insured, 5.00%, 6/01/33 .........................      37,170,000       38,461,658
   Susquehanna Area Regional Airport Authority Revenue, Series A, AMBAC Insured, 5.00%,
     1/01/28 ....................................................................................       2,000,000        2,037,480
   University of Pittsburgh Revenue, Higher Education, Refunding, Series B, MBIA Insured, 5.00%,
     6/01/21 ....................................................................................      10,000,000       10,398,100
   Upper St. Clair Township School District GO,
      FSA Insured, 5.00%, 7/15/28 ...............................................................       1,000,000        1,039,900
      Refunding, 5.20%, 7/15/27 .................................................................       5,000,000        5,297,550
   Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
     AMBAC Insured, 6.15%, 12/01/29 .............................................................       2,200,000        2,318,162
   Washington County GO, Series A, AMBAC Insured, 5.125%, 9/01/27 ...............................       5,000,000        5,281,550
   West Allegheny School District GO, Refunding, Series D, FGIC Insured, 4.75%,
      9/01/19 ...................................................................................       2,000,000        2,084,540
      9/01/20 ...................................................................................       3,805,000        3,954,080
                                                                                                                     -------------
                                                                                                                       750,664,758
                                                                                                                     -------------

   U.S. TERRITORIES 7.0%
   Puerto Rico Commonwealth GO, Public Improvement, Series A,
      5.00%, 7/01/29 ............................................................................       4,000,000        4,153,840
      5.00%, 7/01/33 ............................................................................      30,000,000       30,862,500
      Pre-Refunded, 5.00%, 7/01/27 ..............................................................      10,590,000       11,731,072
   Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series I, 5.00%, 7/01/36 .........       5,950,000        6,137,604
   Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 .........       5,000,000        5,169,000
                                                                                                                     -------------
                                                                                                                        58,054,016
                                                                                                                     -------------
   TOTAL BONDS (COST $759,988,162) ..............................................................                      808,718,774
                                                                                                                     -------------

   ZERO COUPON/STEP-UP BONDS 0.7%
   PENNSYLVANIA 0.7%
   Pennsylvania HFA, SFMR,
      Series 63A, 4/01/30 .......................................................................      10,885,000        2,677,165
      Series 64, zero cpn. to 10/01/08, 5.25% thereafter, 4/01/30 ...............................       4,040,000        3,371,259
                                                                                                                     -------------
   TOTAL ZERO COUPON/STEP-UP BONDS (COST $6,145,370) ............................................                        6,048,424
                                                                                                                     -------------
   TOTAL LONG TERM INVESTMENTS (COST $766,133,532) ..............................................                      814,767,198
                                                                                                                     -------------


192 | Annual Report

Franklin Tax-Free Trust

----------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 0.3%
   BONDS 0.3%
   PENNSYLVANIA 0.3%
(b)Lehigh County General Purpose Authority Revenues, St. Lukes Hospital Project, Daily VRDN
     and Put, 1.79%, 7/01/31 ....................................................................   $   2,200,000    $   2,200,000
(b)York General Authority Pooled Financing Revenue, Sub Series A, AMBAC Insured, Weekly VRDN
     and Put, 1.86%, 9/01/26 ....................................................................         300,000          300,000
                                                                                                                     -------------
   TOTAL SHORT TERM INVESTMENTS (COST $2,500,000) ...............................................                        2,500,000
                                                                                                                     -------------
   TOTAL INVESTMENTS (COST $768,633,532) 99.0% ..................................................                      817,267,198
   OTHER ASSETS, LESS LIABILITIES 1.0% ..........................................................                        8,000,923
                                                                                                                     -------------
   NET ASSETS 100.0% ............................................................................                    $ 825,268,121
                                                                                                                     =============

See Glossary of Terms on page 194.

(a) See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                        Annual Report | See notes to financial statements. | 193

Franklin Tax-Free Trust

GLOSSARY OF TERMS

1915 ACT  -  Improvement Bond Act of 1915
ABAG      -  The Association of Bay Area Governments
ACA       -  American Capital Access Holdings Inc.
ACES      -  Adjustable Convertible Exempt Securities
AD        -  Assessment District
AMBAC     -  American Municipal Bond Assurance Corp.
BIG       -  Bond Investors Insurance Co. (acquired by MBIA in
             1989 and no longer does business under this name)
CDA       -  Community Development Authority/Agency
CDD       -  Community Development District
CFD       -  Community Facilities District
COP       -  Certificate of Participation
EDA       -  Economic Development Authority
EDC       -  Economic Development Corp.
EDR       -  Economic Development Revenue
ETM       -  Escrow to Maturity
FGIC      -  Financial Guaranty Insurance Co.
FHA       -  Federal Housing Authority/Agency
FNMA      -  Federal National Mortgage Association
FSA       -  Financial Security Assurance
GNMA      -  Government National Mortgage Association
GO        -  General Obligation
HDA       -  Housing Development Authority/Agency
HFA       -  Housing Finance Authority/Agency
HFAR      -  Housing Finance Authority/Agency Revenue
HFR       -  Housing Finance Revenue
HFC       -  Housing Finance Corp.
HMR       -  Home Mortgage Revenue
ID        -  Improvement District
IDA       -  Industrial Development Authority/Agency
IDAR      -  Industrial Development Authority/Agency Revenue
IDB       -  Industrial Development Bond/Board
IDR       -  Industrial Development Revenue
IPC       -  Industrial Pollution Control
ISD       -  Independent School District
LLC       -  Limited Liability Corp.
LP        -  Limited Partnership
MAC       -  Municipal Assistance Corp.
MBIA      -  Municipal Bond Investors Assurance Corp.
MBS       -  Mortgage-Backed Securities
MF        -  Multi-Family
MFH       -  Multi-Family Housing
MFHR      -  Multi-Family Housing Revenue
MFR       -  Multi-Family Revenue
MTA       -  Metropolitan Transit Authority
MUD       -  Municipal Utility District
PBA       -  Public Building Authority
PCFA      -  Pollution Control Financing Authority
PCR       -  Pollution Control Revenue
PFAR      -  Public Financing Authority Revenue
RAN       -  Revenue Anticipation Notes
RDA       -  Redevelopment Agency/Authority
SF        -  Single Family
SFM       -  Single Family Mortgage
SFMR      -  Single Family Mortgage Revenue
SFR       -  Single Family Revenue
UHSD      -  Unified/Union High School District
USD       -  Unified/Union School District
XLCA      -  XL Capital Assurance


194 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2005

                                                                  ----------------------------------------------------------------
                                                                    FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                                                     ARIZONA         COLORADO        CONNECTICUT        DOUBLE
                                                                    TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
                                                                   INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                                  ----------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................................     $ 850,230,375    $ 354,565,860    $ 270,870,045    $ 330,601,467
                                                                  ================================================================
  Value .....................................................       909,905,705      380,605,755      287,085,300      349,872,878
 Cash .......................................................         4,336,132          772,721          262,799        1,447,830
 Receivables:
  Investment securities sold ................................                --        6,269,726               --               --
  Capital shares sold .......................................         1,415,054          682,323          281,185        2,368,362
  Interest ..................................................        10,199,087        5,521,102        3,413,107        4,069,735
                                                                  ----------------------------------------------------------------
      Total assets ..........................................       925,855,978      393,851,627      291,042,391      357,758,805
                                                                  ----------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................                --        5,353,799               --        1,573,685
  Capital shares redeemed ...................................         3,719,332          260,528          369,916          378,950
  Affiliates ................................................           472,954          226,996          176,303          212,400
 Distributions to shareholders ..............................         1,159,357          505,359          228,733          430,312
 Other liabilities ..........................................            87,864           41,584           39,668           47,479
                                                                  ----------------------------------------------------------------
      Total liabilities .....................................         5,439,507        6,388,266          814,620        2,642,826
                                                                  ----------------------------------------------------------------
       Net assets, at value .................................     $ 920,416,471    $ 387,463,361    $ 290,227,771    $ 355,115,979
                                                                  ================================================================
Net assets consist of:
 Undistributed net investment income (distributions in
  excess of net investment income) ..........................     $    (854,672)   $    (188,421)   $      12,336    $    (291,461)
 Net unrealized appreciation (depreciation) .................        59,675,330       26,039,895       16,215,255       19,271,411
 Accumulated net realized gain (loss) .......................       (20,108,487)      (7,490,312)      (5,972,411)        (200,921)
 Capital shares .............................................       881,704,300      369,102,199      279,972,591      336,336,950
                                                                  ----------------------------------------------------------------
       Net assets, at value .................................     $ 920,416,471    $ 387,463,361    $ 290,227,771    $ 355,115,979
                                                                  ================================================================


                        Annual Report | See notes to financial statements. | 195

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2005

                                                                  ----------------------------------------------------------------
                                                                    FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                                                     ARIZONA         COLORADO        CONNECTICUT        DOUBLE
                                                                    TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
                                                                   INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                                  ----------------------------------------------------------------
CLASS A:
 Net assets, at value .......................................     $ 852,608,067    $ 346,588,843    $ 249,286,141    $ 309,495,003
                                                                  ================================================================
 Shares outstanding .........................................        76,031,101       28,775,592       22,441,471       25,815,648
                                                                  ================================================================
 Net asset value per share(a) ...............................     $       11.21    $       12.04    $       11.11    $       11.99
                                                                  ================================================================
 Maximum offering price per share (net asset value
  per share / 95.75%) .......................................     $       11.71    $       12.57    $       11.60    $       12.52
                                                                  ================================================================
CLASS B:
 Net assets, at value .......................................     $  23,753,310               --               --               --
                                                                  ================================================================
 Shares outstanding .........................................         2,106,834               --               --               --
                                                                  ================================================================
 Net asset value and maximum offering price per share(a) ....     $       11.27               --               --               --
                                                                  ================================================================
CLASS C:
 Net assets, at value .......................................     $  44,055,094    $  40,874,518    $  40,941,630    $  45,620,976
                                                                  ================================================================
 Shares outstanding .........................................         3,892,517        3,370,782        3,668,989        3,793,557
                                                                  ================================================================
 Net asset value and maximum offering price per share(a) ....     $       11.32    $       12.13    $       11.16    $       12.03
                                                                  ================================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


196 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2005

                                                               -------------------------------------------------------------------
                                                                FRANKLIN FEDERAL  FRANKLIN FEDERAL    FRANKLIN         FRANKLIN
                                                               INTERMEDIATE-TERM   LIMITED-TERM      HIGH YIELD       NEW JERSEY
                                                                   TAX-FREE          TAX-FREE         TAX-FREE         TAX-FREE
                                                                  INCOME FUND       INCOME FUND      INCOME FUND      INCOME FUND
                                                               -------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................................    $  498,272,804    $  35,500,405   $5,204,474,533    $ 918,912,086
                                                               ===================================================================
  Value .....................................................       516,499,043       35,312,130    5,504,074,935      983,562,024
 Cash .......................................................            78,599           89,872          179,125           49,046
 Receivables:
  Capital shares sold .......................................         2,533,523           32,597       13,794,558        1,680,704
  Interest ..................................................         5,617,295          232,819       87,590,382       10,749,572
  Affiliates ................................................                --            4,931               --               --
                                                               -------------------------------------------------------------------
      Total assets ..........................................       524,728,460       35,672,349    5,605,639,000      996,041,346
                                                               -------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................         4,479,395               --       24,085,702               --
  Capital shares redeemed ...................................         1,983,396        2,361,914       10,848,423        1,500,146
  Affiliates ................................................           279,126           23,510        3,044,876          576,078
 Distributions to shareholders ..............................           546,785           18,433        5,378,483          787,848
 Other liabilities ..........................................            61,766           14,269          493,650           95,594
                                                               -------------------------------------------------------------------
      Total liabilities .....................................         7,350,468        2,418,126       43,851,134        2,959,666
                                                               -------------------------------------------------------------------
       Net assets, at value .................................    $  517,377,992    $  33,254,223   $5,561,787,866    $ 993,081,680
                                                               ===================================================================
Net assets consist of:
 Undistributed net investment income (distributions in
  excess of net investment income) ..........................    $     (311,780)   $      50,665   $      377,426    $     231,646
 Net unrealized appreciation (depreciation) .................        18,226,239         (188,275)     299,600,402       64,649,938
 Accumulated net realized gain (loss) .......................        (4,842,436)             206     (397,425,403)      (3,330,001)
 Capital shares .............................................       504,305,969       33,391,627    5,659,235,441      931,530,097
                                                               -------------------------------------------------------------------
       Net assets, at value .................................    $  517,377,992    $  33,254,223   $5,561,787,866    $ 993,081,680
                                                               ===================================================================


                        Annual Report | See notes to financial statements. | 197

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2005

                                                               -------------------------------------------------------------------
                                                                FRANKLIN FEDERAL  FRANKLIN FEDERAL    FRANKLIN         FRANKLIN
                                                               INTERMEDIATE-TERM    LIMITED-TERM     HIGH YIELD       NEW JERSEY
                                                                   TAX-FREE           TAX-FREE        TAX-FREE          TAX-FREE
                                                                  INCOME FUND       INCOME FUND      INCOME FUND      INCOME FUND
                                                               -------------------------------------------------------------------
CLASS A:
 Net assets, at value .......................................     $ 493,993,546    $  33,254,223   $4,714,803,891    $ 792,517,894
                                                               ===================================================================
 Shares outstanding .........................................        42,907,242        3,327,444      436,270,999       65,077,113
                                                               ===================================================================
 Net asset value per share(a) ...............................     $       11.51    $        9.99   $        10.81    $       12.18
                                                               ===================================================================
 Maximum offering price per share (net asset value
  per share / 97.75%, 100%, 95.75% and 95.75%,
  respectively) .............................................     $       11.77    $        9.99   $        11.29    $       12.72
                                                               ===================================================================
CLASS B:
 Net assets, at value .......................................                --               --   $  258,063,368    $  83,208,091
                                                               ===================================================================
 Shares outstanding .........................................                --               --       23,732,866        6,796,484
                                                               ===================================================================
 Net asset value and maximum offering price
  per share(a) ..............................................                --               --   $        10.87    $       12.24
                                                               ===================================================================
CLASS C:
 Net assets, at value .......................................     $  23,384,446               --   $  588,920,607    $ 117,355,695
                                                               ===================================================================
 Shares outstanding .........................................         2,028,027               --       53,964,813        9,565,877
                                                               ===================================================================
 Net asset value and maximum offering price
  per share(a) ..............................................     $       11.53               --   $        10.91    $       12.27
                                                               ===================================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


198 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2005

                                                                  ------------------------------
                                                                    FRANKLIN         FRANKLIN
                                                                     OREGON        PENNSYLVANIA
                                                                    TAX-FREE         TAX-FREE
                                                                   INCOME FUND      INCOME FUND
                                                                  ------------------------------
Assets:
 Investments in securities:
  Cost ......................................................     $ 602,637,412    $ 768,633,532
                                                                  ==============================
  Value .....................................................       641,589,427      817,267,198
 Cash .......................................................            38,464        1,716,162
 Receivables:
  Capital shares sold .......................................           862,277        1,038,494
  Interest ..................................................         6,942,772       12,573,501
                                                                  ------------------------------
      Total assets ..........................................       649,432,940      832,595,355
                                                                  ------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........................         2,224,540        4,200,760
  Capital shares redeemed ...................................           686,765        1,495,348
  Affiliates ................................................           353,233          471,546
 Distributions to shareholders ..............................           510,213        1,057,204
 Other liabilities ..........................................            67,550          102,376
                                                                  ------------------------------
      Total liabilities .....................................         3,842,301        7,327,234
                                                                  ------------------------------
       Net assets, at value .................................     $ 645,590,639    $ 825,268,121
                                                                  ==============================
Net assets consist of:
 Undistributed net investment income (distributions
  in excess of net investment income) .......................     $     452,150    $    (165,121)
 Net unrealized appreciation (depreciation) .................        38,952,015       48,633,666
 Accumulated net realized gain (loss) .......................        (7,019,217)     (10,782,727)
 Capital shares .............................................       613,205,691      787,582,303
                                                                  ------------------------------
       Net assets, at value .................................     $ 645,590,639    $ 825,268,121
                                                                  ==============================


                        Annual Report | See notes to financial statements. | 199

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2005

                                                                  ------------------------------
                                                                    FRANKLIN         FRANKLIN
                                                                     OREGON        PENNSYLVANIA
                                                                    TAX-FREE         TAX-FREE
                                                                   INCOME FUND      INCOME FUND
                                                                  ------------------------------
CLASS A:
 Net assets, at value .......................................     $ 570,324,209    $ 693,803,855
                                                                  ==============================
 Shares outstanding .........................................        47,914,987       66,193,676
                                                                  ==============================
 Net asset value per share(a) ...............................     $       11.90    $       10.48
                                                                  ==============================
 Maximum offering price per share (net asset value
  per share / 95.75%) .......................................     $       12.43    $       10.95
                                                                  ==============================
CLASS B:
 Net assets, at value .......................................                --    $  51,913,488
                                                                  ==============================
 Shares outstanding .........................................                --        4,937,112
                                                                  ==============================
 Net asset value and maximum offering price per share(a) ....                --    $       10.51
                                                                  ==============================
CLASS C:
 Net assets, at value .......................................     $  75,266,430    $  79,550,778
                                                                  ==============================
 Shares outstanding .........................................         6,267,410        7,536,162
                                                                  ==============================
 Net asset value and maximum offering price per share(a) ....     $       12.01    $       10.56
                                                                  ==============================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


200 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 28, 2005

                                                                  ----------------------------------------------------------------
                                                                    FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                                                     ARIZONA         COLORADO        CONNECTICUT        DOUBLE
                                                                    TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
                                                                   INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                                  ----------------------------------------------------------------
Investment income:
 Interest ...................................................     $  47,491,157    $  19,294,772    $  15,099,715    $  16,944,541
                                                                  ----------------------------------------------------------------
Expenses:
 Management fees (Note 3) ...................................         4,391,683        1,919,282        1,562,525        1,767,594
 Distribution fees: (Note 3)
  Class A ...................................................           853,294          328,672          251,730          291,897
  Class B ...................................................           153,547               --               --               --
  Class C ...................................................           274,337          266,733          257,229          284,181
 Transfer agent fees (Note 3) ...............................           330,520          161,636          133,801          193,935
 Custodian fees .............................................            15,355            5,565            4,845            5,686
 Reports to shareholders ....................................            50,243           23,661           22,078           32,354
 Registration and filing fees ...............................            25,053            8,043            9,232           42,920
 Professional fees ..........................................            24,544           17,807           17,922           18,712
 Trustees' fees and expenses ................................             8,959            3,577            2,840            3,235
 Pricing fees ...............................................            32,354           19,344           15,882           13,922
 Other ......................................................            42,337           16,726           11,977           13,300
                                                                  ----------------------------------------------------------------
      Total expenses ........................................         6,202,226        2,771,046        2,290,061        2,667,736
                                                                  ----------------------------------------------------------------
       Net investment income ................................        41,288,931       16,523,726       12,809,654       14,276,805
                                                                  ----------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..................         1,727,327          206,978          796,427         (208,136)
 Net change in unrealized appreciation (depreciation)
  on investments ............................................        (3,113,142)      (4,938,491)      (1,654,695)      (1,635,143)
                                                                  ----------------------------------------------------------------
Net realized and unrealized gain (loss) .....................        (1,385,815)      (4,731,513)        (858,268)      (1,843,279)
                                                                  ----------------------------------------------------------------
 Net increase (decrease) in net assets resulting from operations  $  39,903,116    $  11,792,213    $  11,951,386    $  12,433,526
                                                                  ================================================================


                        Annual Report | See notes to financial statements. | 201

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2005

                                                               -------------------------------------------------------------------
                                                               FRANKLIN FEDERAL   FRANKLIN FEDERAL    FRANKLIN         FRANKLIN
                                                               INTERMEDIATE-TERM    LIMITED-TERM     HIGH YIELD       NEW JERSEY
                                                                   TAX-FREE           TAX-FREE        TAX-FREE         TAX-FREE
                                                                  INCOME FUND       INCOME FUND      INCOME FUND      INCOME FUND
                                                               -------------------------------------------------------------------
Investment income:
 Interest ...................................................     $  20,887,976    $     619,314    $ 322,491,005    $  48,856,157
                                                               -------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ...................................         2,414,792          155,408       24,253,538        4,549,032
 Administrative fees (Note 3) ...............................                --           62,144               --               --
 Distribution fees: (Note 3)
  Class A ...................................................           458,866           46,537        4,257,896          761,237
  Class B ...................................................                --               --        1,616,750          517,546
  Class C ...................................................           111,484               --        3,638,114          717,409
 Transfer agent fees (Note 3) ...............................           223,368           11,137        2,593,239          464,136
 Custodian fees .............................................             7,319              575           90,068           16,121
 Reports to shareholders ....................................            37,540              600          379,576           67,492
 Registration and filing fees ...............................            64,553           35,912          154,706           19,261
 Amortization of offering costs .............................                --            6,679               --               --
 Professional fees ..........................................            21,692           13,334          100,342           26,544
 Trustees' fees and expenses ................................             4,546              334           51,048            9,200
 Pricing fees ...............................................            36,454           19,211          132,874           33,043
 Other ......................................................            18,696               72          224,856           40,640
                                                               -------------------------------------------------------------------
      Total expenses ........................................         3,399,310          351,943       37,493,007        7,221,661
      Expenses waived/paid by affiliate (Note 3) ............                --         (196,991)              --               --
                                                               -------------------------------------------------------------------
       Net expenses .........................................         3,399,310          154,952       37,493,007        7,221,661
                                                               -------------------------------------------------------------------
        Net investment income ...............................        17,488,666          464,362      284,997,998       41,634,496
                                                               -------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..................          (179,875)             206      (11,796,989)         156,918
 Net change in unrealized appreciation (depreciation)
  on investments ............................................        (9,898,425)        (381,041)      29,290,187       (5,010,006)
                                                               -------------------------------------------------------------------
Net realized and unrealized gain (loss) .....................       (10,078,300)        (380,835)      17,493,198       (4,853,088)
                                                               -------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ............................................     $   7,410,366    $      83,527    $ 302,491,196    $  36,781,408
                                                               ===================================================================


202 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2005

                                                                  ------------------------------
                                                                    FRANKLIN         FRANKLIN
                                                                     OREGON        PENNSYLVANIA
                                                                    TAX-FREE         TAX-FREE
                                                                   INCOME FUND      INCOME FUND
                                                                  ------------------------------
Investment income:
 Interest ...................................................     $  31,657,757    $  42,688,440
                                                                  ------------------------------
Expenses:
 Management fees (Note 3) ...................................         3,070,648        3,947,346
 Distribution fees: (Note 3)
  Class A ...................................................           549,327          691,511
  Class B ...................................................                --          326,485
  Class C ...................................................           488,303          512,627
 Transfer agent fees (Note 3) ...............................           261,417          486,779
 Custodian fees .............................................            10,583           12,193
 Reports to shareholders ....................................            43,906           72,486
 Registration and filing fees ...............................             7,452           14,639
 Professional fees ..........................................            19,876           24,188
 Trustees' fees and expenses ................................             6,021            7,987
 Pricing fees ...............................................            27,939           31,306
 Other ......................................................            25,158           37,230
                                                                  ------------------------------
      Total expenses ........................................         4,510,630        6,164,777
                                                                  ------------------------------
       Net investment income ................................        27,147,127       36,523,663
                                                                  ------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..................           781,256         (902,014)
 Net change in unrealized appreciation (depreciation)
  on investments ............................................        (3,140,388)     (11,875,511)
                                                                  ------------------------------
Net realized and unrealized gain (loss) .....................        (2,359,132)     (12,777,525)
                                                                  ------------------------------
Net increase (decrease) in net assets resulting from
  operations ................................................     $  24,787,995    $  23,746,138
                                                                  ==============================


                        Annual Report | See notes to financial statements. | 203

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended February 28, 2005 and February 29, 2004

                                                                  ----------------------------------------------------------------
                                                                         FRANKLIN ARIZONA                 FRANKLIN COLORADO
                                                                       TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                  ----------------------------------------------------------------
                                                                      2005             2004             2005             2004
                                                                  ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................     $  41,288,931    $  44,369,039    $  16,523,726    $  17,015,255
  Net realized gain (loss) from investments .................         1,727,327      (20,658,598)         206,978       (4,268,593)
  Net change in unrealized appreciation (depreciation)
   on investments ...........................................        (3,113,142)      48,316,889       (4,938,491)      10,100,721
                                                                  ----------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations ......................................        39,903,116       72,027,330       11,792,213       22,847,383
                                                                  ----------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................................       (38,667,506)     (41,679,586)     (15,082,471)     (15,005,597)
   Class B ..................................................          (935,269)        (960,327)              --               --
   Class C ..................................................        (1,657,454)      (1,665,537)      (1,645,251)      (1,680,274)
                                                                  ----------------------------------------------------------------
 Total distributions to shareholders ........................       (41,260,229)     (44,305,450)     (16,727,722)     (16,685,871)
                                                                  ----------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ..................................................       (46,750,859)      (5,539,682)      11,804,223)     (12,213,413)
   Class B ..................................................        (1,809,447)       4,251,835               --               --
   Class C ..................................................         1,042,649        4,484,816       (1,614,541)      (1,385,337)
                                                                  ----------------------------------------------------------------
 Total capital share transactions ...........................       (47,517,657)       3,196,969       10,189,682      (13,598,750)
                                                                  ----------------------------------------------------------------
 Redemption fees ............................................               786               --              429               --
                                                                  ----------------------------------------------------------------
      Net increase (decrease) in net assets .................       (48,873,984)      30,918,849        5,254,602       (7,437,238)
Net assets:
 Beginning of year ..........................................       969,290,455      938,371,606      382,208,759      389,645,997
                                                                  ----------------------------------------------------------------
 End of year ................................................     $ 920,416,471    $ 969,290,455    $ 387,463,361    $ 382,208,759
                                                                  ================================================================
Undistributed net investment income (distributions in
 excess of net investment income) included in net assets:
   End of year ..............................................     $    (854,672)   $    (763,973)   $    (188,421)   $      36,763
                                                                  ================================================================


204 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 28, 2005 and February 29, 2004

                                                                  ----------------------------------------------------------------
                                                                       FRANKLIN CONNECTICUT                FRANKLIN DOUBLE
                                                                       TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                  ----------------------------------------------------------------
                                                                      2005             2004             2005             2004
                                                                  ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................     $  12,809,654    $  13,643,214    $  14,276,805    $  13,923,913
  Net realized gain (loss) from investments .................           796,427       (3,507,772)        (208,136          576,099
  Net change in unrealized appreciation (depreciation)
   on investments ...........................................        (1,654,695)       3,545,453       (1,635,143)       5,153,880
                                                                  ----------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations ......................................        11,951,386       13,680,895       12,433,526       19,653,892
                                                                  ----------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................................       (11,092,234)     (11,965,537)     (12,689,625)     (12,518,487)
   Class C ..................................................        (1,511,304)      (1,720,192)      (1,653,747)      (1,486,625)
  Net realized gains:
   Class A ..................................................                --               --         (512,949)        (801,023)
   Class C ..................................................                --               --          (78,981)        (110,991)
                                                                  ----------------------------------------------------------------
 Total distributions to shareholders ........................       (12,603,538)     (13,685,729)     (14,935,302)     (14,917,126)
                                                                  ----------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ..................................................       (16,092,920)     (13,448,720)      12,878,744       21,517,610
   Class C ..................................................        (1,698,306)      (3,410,293)         434,818       14,074,696
                                                                  ----------------------------------------------------------------
 Total capital share transactions ...........................       (17,791,226)     (16,859,013)      13,313,562       35,592,306
                                                                  ----------------------------------------------------------------
 Redemption fees ............................................                46               --               11               --
                                                                  ----------------------------------------------------------------
      Net increase (decrease) in net assets .................       (18,443,332)     (16,863,847)      10,811,797       40,329,072
Net assets:
 Beginning of year ..........................................       308,671,103      325,534,950      344,304,182      303,975,110
                                                                  ----------------------------------------------------------------
 End of year ................................................     $ 290,227,771    $ 308,671,103    $ 355,115,979    $ 344,304,182
                                                                  ================================================================
Undistributed net investment income (distributions in
 excess of net investment income) included in net assets:
   End of year ..............................................     $      12,336    $    (193,783)   $    (291,461)   $    (217,680)
                                                                  ================================================================


                        Annual Report | See notes to financial statements. | 205

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 28, 2005 and February 29, 2004

                                                                  ----------------------------------------------------------------
                                                                         FRANKLIN FEDERAL                  FRANKLIN FEDERAL
                                                                        INTERMEDIATE-TERM                    LIMITED-TERM
                                                                       TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                  ----------------------------------------------------------------
                                                                       2005            2004             2005            2004(a)
                                                                  ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................     $  17,488,666    $  15,594,045    $     464,362    $     106,002
  Net realized gain (loss) from investments .................          (179,875)        (668,601)             206               --
  Net change in unrealized appreciation (depreciation)
   on investments ...........................................        (9,898,425)      11,104,148         (381,041)         192,766
                                                                  ----------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations ......................................         7,410,366       26,029,592           83,527          298,768
                                                                  ----------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................................       (16,962,096)     (15,561,514)        (448,664)         (98,401)
   Class C ..................................................          (532,561)        (130,067)              --               --
                                                                  ----------------------------------------------------------------
 Total distributions to shareholders ........................       (17,494,657)     (15,691,581)        (448,664)         (98,401)
                                                                  ----------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ..................................................        48,951,903       79,906,840        9,337,704       24,081,236
   Class C ..................................................        12,385,654       10,835,484               --               --
                                                                  ----------------------------------------------------------------
 Total capital share transactions ...........................        61,337,557       90,742,324        9,337,704       24,081,236
                                                                  ----------------------------------------------------------------
 Redemption fees ............................................             1,239               --               53               --
                                                                  ----------------------------------------------------------------
      Net increase (decrease) in net assets .................        51,254,505      101,080,335        8,972,620       24,281,603
Net assets:
 Beginning of year ..........................................       466,123,487      365,043,152       24,281,603               --
                                                                  ----------------------------------------------------------------
 End of year ................................................     $ 517,377,992    $ 466,123,487    $  33,254,223    $  24,281,603
                                                                  ================================================================
Undistributed net investment income (distributions in
 excess of net investment income) included in net assets:
  End of year ...............................................     $    (311,780)   $    (294,830)   $      50,665    $      28,288
                                                                  ================================================================

(a) For the period September 2, 2003 (commencement of operations) to February 29, 2004.


206 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 28, 2005 and February 29, 2004

                                                                 -----------------------------------------------------------------
                                                                       FRANKLIN HIGH YIELD               FRANKLIN NEW JERSEY
                                                                      TAX-FREE INCOME FUND               TAX-FREE INCOME FUND
                                                                 -----------------------------------------------------------------
                                                                      2005             2004             2005              2004
                                                                 -----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................    $  284,997,998   $  286,526,945    $  41,634,496    $  42,468,053
  Net realized gain (loss) from investments .................       (11,796,989)     (38,082,554)         156,918       (2,542,310)
  Net change in unrealized appreciation
   (depreciation) on investments ............................        29,290,187      228,390,197       (5,010,006)      17,189,050
                                                                 -----------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ............................       302,491,196      476,834,588       36,781,408       57,114,793
                                                                 -----------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................................      (248,448,873)    (248,671,196)     (34,104,152)     (34,707,901)
   Class B ..................................................       (12,281,729)     (11,645,618)      (3,122,545)      (2,905,134)
   Class C ..................................................       (27,436,196)     (26,532,844)      (4,294,186)      (4,103,439)
                                                                 -----------------------------------------------------------------
 Total distributions to shareholders ........................      (288,166,798)    (286,849,658)     (41,520,883)     (41,716,474)
                                                                 -----------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ..................................................       132,203,769         (825,832)       9,504,530       (4,144,978)
   Class B ..................................................         6,439,759       30,081,118        3,230,492       11,028,108
   Class C ..................................................        21,983,330       36,679,192        5,996,810        9,687,573
                                                                 -----------------------------------------------------------------
 Total capital share transactions ...........................       160,626,858       65,934,478       18,731,832       16,570,703
                                                                 -----------------------------------------------------------------
 Redemption fees ............................................             4,393               --            1,071               --
                                                                 -----------------------------------------------------------------
      Net increase (decrease) in net assets .................       174,955,649      255,919,408       13,993,428       31,969,022
Net assets:
 Beginning of year ..........................................     5,386,832,217    5,130,912,809      979,088,252      947,119,230
                                                                 -----------------------------------------------------------------
 End of year ................................................    $5,561,787,866   $5,386,832,217    $ 993,081,680    $ 979,088,252
                                                                 =================================================================
Undistributed net investment income included in net assets:
  End of year ...............................................    $      377,426   $    3,600,097    $     231,646    $     141,350
                                                                 =================================================================


                        Annual Report | See notes to financial statements. | 207

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the years ended February 28, 2005 and February 29, 2004

                                                                  ----------------------------------------------------------------
                                                                         FRANKLIN OREGON                FRANKLIN PENNSYLVANIA
                                                                       TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                  ----------------------------------------------------------------
                                                                      2005             2004             2005             2004
                                                                  ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................................     $  27,147,127    $  28,647,818    $  36,523,663    $  37,611,322
  Net realized gain (loss) from investments .................           781,256       (1,314,156)        (902,014)         550,793
  Net change in unrealized appreciation (depreciation)
   on investments ...........................................        (3,140,388)      13,960,130      (11,875,511)       7,829,296
                                                                  ----------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations ......................................        24,787,995       41,293,792       23,746,138       45,991,411
                                                                  ----------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................................       (24,742,852)     (24,553,481)     (31,034,808)     (32,515,147)
   Class B ..................................................                --               --       (1,967,837)      (1,754,982)
   Class C ..................................................        (2,947,314)      (3,058,350)      (3,072,697)      (3,025,043)
                                                                  ----------------------------------------------------------------
 Total distributions to shareholders ........................       (27,690,166)     (27,611,831)     (36,075,342)     (37,295,172)
                                                                  ----------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ..................................................        17,883,809      (16,629,365)     (28,676,995)       2,769,101
   Class B ..................................................                --               --        2,461,581       13,027,305
   Class C ..................................................        (4,370,057)       2,904,472         (434,738        5,710,499
                                                                  ----------------------------------------------------------------
 Total capital share transactions ...........................        13,513,752      (13,724,893)     (26,650,152)      21,506,905
                                                                  ----------------------------------------------------------------
 Redemption fees ............................................                24               --               57               --
                                                                  ----------------------------------------------------------------
      Net increase (decrease) in net assets .................        10,611,605          (42,932)     (38,979,299)      30,203,144
Net assets:
 Beginning of year ..........................................       634,979,034      635,021,966      864,247,420      834,044,276
                                                                  ----------------------------------------------------------------
 End of year ................................................     $ 645,590,639    $ 634,979,034    $ 825,268,121    $ 864,247,420
                                                                  ================================================================
Undistributed net investment income (distributions in
 excess of net investment income) included in net assets:
  End of year ...............................................     $     452,150    $   1,034,875    $    (165,121)   $    (587,643)
                                                                  ================================================================


208 | See notes to financial statements. | Annual Report

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All funds included in this report (the Funds) are diversified except the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The financial statements of the remaining funds in the series are presented separately. The investment objective of the Funds is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.


                                                             Annual Report | 209

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


210 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges to other Franklin Templeton funds' Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

--------------------------------------------------------------------------------------------------------------
  CLASS A                             CLASS A & CLASS C                        CLASS A, CLASS B, & CLASS C
--------------------------------------------------------------------------------------------------------------
  Franklin Federal Limited-Term       Franklin Colorado Tax-Free               Franklin Arizona Tax-Free
   Tax-Free Income Fund                Income Fund                              Income Fund
                                      Franklin Connecticut Tax-Free            Franklin High Yield Tax-Free
                                       Income Fund                              Income Fund
                                      Franklin Double Tax-Free                 Franklin New Jersey Tax-Free
                                       Income Fund                              Income Fund
                                      Franklin Federal Intermediate-Term       Franklin Pennsylvania Tax-Free
                                       Tax-Free Income Fund                     Income Fund
                                      Franklin Oregon Tax-Free Income Fund

At February 28, 2005, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                      ------------------------------------------------------------
                                           FRANKLIN ARIZONA                  FRANKLIN COLORADO
                                               TAX-FREE                          TAX-FREE
                                             INCOME FUND                        INCOME FUND
                                      ------------------------------------------------------------
                                        SHARES         AMOUNT               SHARES      AMOUNT
                                      ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2005
 Shares sold ......................     7,587,121   $ 83,732,888          4,648,949  $  55,685,833
 Shares issued in reinvestment
  of distributions ................     1,686,963     18,571,170            655,283      7,812,275
 Shares redeemed ..................   (13,592,293)  (149,054,917)        (4,354,723)   (51,693,885)
                                      ------------------------------------------------------------
 Net increase (decrease) ..........    (4,318,209)  $(46,750,859)           949,509  $  11,804,223
                                      ============================================================
Year ended February 29, 2004
 Shares sold ......................     8,735,575   $ 95,537,851          3,254,151  $  38,882,997
 Shares issued in reinvestment
  of distributions ................     1,736,551     19,003,550            646,860      7,744,688
 Shares redeemed ..................   (11,015,009)  (120,081,083)        (4,932,337)   (58,841,098)
                                      ------------------------------------------------------------
 Net increase (decrease) ..........      (542,883)  $ (5,539,682)        (1,031,326) $ (12,213,413)
                                      ============================================================
CLASS B SHARES:
Year ended February 28, 2005
 Shares sold ......................       275,921   $  3,047,545
 Shares issued in reinvestment
  of distributions ................        50,585        559,965
 Shares redeemed ..................      (493,983)    (5,416,957)
                                      --------------------------
 Net increase (decrease) ..........      (167,477)  $ (1,809,447)
                                      ==========================


                                                             Annual Report | 211

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                      ------------------------------------------------------------
                                           FRANKLIN ARIZONA                  FRANKLIN COLORADO
                                               TAX-FREE                          TAX-FREE
                                             INCOME FUND                        INCOME FUND
                                      ------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES       AMOUNT
                                      ------------------------------------------------------------
Year ended February 29, 2004
 Shares sold ......................       581,071   $  6,381,331
 Shares issued in reinvestment
  of distributions ................        52,462        576,757
 Shares redeemed ..................      (247,507)    (2,706,253)
                                      --------------------------
 Net increase (decrease) ..........       386,026   $  4,251,835
                                      ==========================
CLASS C SHARES:
Year ended February 28, 2005
 Shares sold ......................       794,345   $  8,850,669            513,117  $   6,180,989
 Shares issued in reinvestment
  of distributions ................        84,234        935,937             81,857        981,964
 Shares redeemed ..................      (791,281)    (8,743,957)          (735,871)    (8,777,494)
                                      ------------------------------------------------------------
 Net increase (decrease) ..........        87,298   $  1,042,649           (140,897) $  (1,614,541)
                                      ============================================================
Year ended February 29, 2004
 Shares sold ......................     1,080,396   $ 11,900,539            674,057  $   8,115,169
 Shares issued in reinvestment
  of distributions ................        79,989        882,919             83,462      1,005,519
 Shares redeemed ..................      (755,318)    (8,298,642)          (879,907)   (10,506,025)
                                      ------------------------------------------------------------
 Net increase (decrease) ..........       405,067   $  4,484,816           (122,388) $  (1,385,337)
                                      ============================================================

                                      -----------------------------------------------------------
                                         FRANKLIN CONNECTICUT                 FRANKLIN DOUBLE
                                               TAX-FREE                          TAX-FREE
                                             INCOME FUND                        INCOME FUND
                                      -----------------------------------------------------------
                                         SHARES        AMOUNT              SHARES       AMOUNT
                                      -----------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2005
 Shares sold ......................    2,067,875   $ 22,577,680          3,999,188  $  47,467,574
 Shares issued in reinvestment
  of distributions ................      545,179      5,967,680            648,279      7,643,964
 Shares redeemed ..................   (4,082,617)   (44,638,280)        (3,595,244)   (42,232,794)
                                      -----------------------------------------------------------
 Net increase (decrease) ..........   (1,469,563)  $(16,092,920)         1,052,223  $  12,878,744
                                      ===========================================================
Year ended February 29, 2004
 Shares sold ......................    2,373,240   $ 26,111,250          4,544,617  $  53,808,605
 Shares issued in reinvestment
  of distributions ................      572,407      6,290,430            634,766      7,509,425
 Shares redeemed ..................   (4,184,405)   (45,850,400)        (3,376,545)   (39,800,420)
                                      -----------------------------------------------------------
 Net increase (decrease) ..........   (1,238,758)  $(13,448,720)         1,802,838  $  21,517,610
                                      ===========================================================
CLASS C SHARES:
Year ended February 28, 2005
 Shares sold ......................      549,629   $  6,071,791            845,866  $  10,029,861
 Shares issued in reinvestment
  of distributions ................       92,823      1,020,490             89,667      1,060,058
 Shares redeemed ..................     (808,109)    (8,790,587)          (908,660)   (10,655,101)
                                      -----------------------------------------------------------
 Net increase (decrease) ..........     (165,657)  $ (1,698,306)            26,873  $     434,818
                                      ===========================================================


212 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                      ------------------------------------------------------------
                                          FRANKLIN CONNECTICUT                FRANKLIN DOUBLE
                                                TAX-FREE                         TAX-FREE
                                              INCOME FUND                       INCOME FUND
                                      ------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES        AMOUNT
                                      ------------------------------------------------------------
Year ended February 29, 2004
 Shares sold ......................       554,560   $  6,101,720          1,587,295  $  18,884,441
 Shares issued in reinvestment
  of distributions ................       106,841      1,179,391             77,046        914,123
 Shares redeemed ..................      (976,503)   (10,691,404)          (484,030)    (5,723,868)
                                      ------------------------------------------------------------
 Net increase (decrease) ..........      (315,102)  $ (3,410,293)         1,180,311  $  14,074,696
                                      ============================================================

                                      ------------------------------------------------------------
                                           FRANKLIN FEDERAL                  FRANKLIN FEDERAL
                                           INTERMEDIATE-TERM                   LIMITED-TERM
                                               TAX-FREE                          TAX-FREE
                                              INCOME FUND                       INCOME FUND
                                      ------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES        AMOUNT
                                      ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2005
 Shares sold ......................    14,052,916   $161,358,688          3,731,769  $  37,422,908
 Shares issued in reinvestment
  of distributions ................       930,492     10,695,590             31,162        312,538
 Shares redeemed ..................   (10,777,438)  (123,102,375)        (2,834,042)   (28,397,742)
                                      ------------------------------------------------------------
 Net increase (decrease) ..........     4,205,970   $ 48,951,903            928,889  $   9,337,704
                                      ============================================================
Year ended February 29, 2004(a)
 Shares sold ......................    17,039,206   $196,412,368          3,084,547  $  30,994,328
 Shares issued in reinvestment
  of distributions ................       864,153      9,965,937              5,355         54,054
 Shares redeemed                      (11,010,241)  (126,471,465)          (691,347)    (6,967,146)
                                      ------------------------------------------------------------
 Net increase (decrease) ..........     6,893,118   $ 79,906,840          2,398,555  $  24,081,236
                                      ============================================================
CLASS C SHARES:
Year ended February 28, 2005
 Shares sold ......................     1,315,567   $ 15,089,187
 Shares issued in reinvestment
  of distributions ................        35,726        411,514
 Shares redeemed ..................      (273,279)    (3,115,047)
                                      --------------------------
 Net increase (decrease) ..........     1,078,014   $ 12,385,654
                                      ==========================
Period ended February 29, 2004(b)
 Shares sold ......................     1,004,690   $ 11,462,123
 Shares issued in reinvestment
  of distributions ................         8,570         99,271
 Shares redeemed ..................       (63,247)      (725,910)
                                      --------------------------
 Net increase (decrease) ..........       950,013   $ 10,835,484
                                      ==========================


                                                             Annual Report | 213

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                      ------------------------------------------------------------
                                          FRANKLIN HIGH YIELD               FRANKLIN NEW JERSEY
                                               TAX-FREE                          TAX-FREE
                                              INCOME FUND                       INCOME FUND
                                      ------------------------------------------------------------
                                         SHARES        AMOUNT              SHARES        AMOUNT
                                      ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2005
 Shares sold ......................    56,251,855   $599,282,094          8,588,493  $ 103,296,440
 Shares issued in reinvestment
  of distributions ................    11,957,112    127,043,112          1,678,694     20,179,266
 Shares redeemed ..................   (56,044,239)  (594,121,437)        (9,536,882)  (113,971,176)
                                      ------------------------------------------------------------
 Net increase (decrease) ..........    12,164,728   $132,203,769            730,305  $   9,504,530
                                      ============================================================
Year ended February 29, 2004
 Shares sold ......................    45,915,940   $481,986,570          8,135,000  $  97,682,596
 Shares issued in reinvestment
  of distributions ................    11,809,635    123,756,632          1,666,071     20,017,987
 Shares redeemed ..................   (58,066,409)  (606,569,034)       (10,189,229)  (121,845,561)
                                      ------------------------------------------------------------
 Net increase (decrease) ..........      (340,834)  $   (825,832)          (388,158) $ (4,144,978)
                                      ============================================================
CLASS B SHARES:
Year ended February 28, 2005
 Shares sold ......................     2,914,068   $ 31,127,892            924,871  $  11,185,470
 Shares issued in reinvestment
  of distributions ................       627,368      6,703,996            170,492      2,060,381
 Shares redeemed ..................    (2,953,231)   (31,392,129)          (831,971)   (10,015,359)
                                      ------------------------------------------------------------
 Net increase (decrease) ..........       588,205   $  6,439,759            263,392  $   3,230,492
                                      ============================================================
Year ended February 29, 2004
 Shares sold ......................     4,708,755   $ 49,618,591          1,402,778  $  16,966,765
 Shares issued in reinvestment
  of distributions ................       595,624      6,279,212            157,812      1,905,305
 Shares redeemed ..................    (2,456,024)   (25,816,685)          (652,919)    (7,843,962)
                                      ------------------------------------------------------------
 Net increase (decrease) ..........     2,848,355   $ 30,081,118            907,671  $  11,028,108
                                      ============================================================
CLASS C SHARES:
Year ended February 28, 2005
 Shares sold ......................    10,092,004   $108,556,344          1,942,760  $  23,583,371
 Shares issued in reinvestment
  of distributions ................     1,462,817     15,690,622            232,478      2,815,002
 Shares redeemed ..................    (9,556,507)  (102,263,636)        (1,691,439)   (20,401,563)
                                      ------------------------------------------------------------
 Net increase (decrease) ..........     1,998,314   $ 21,983,330            483,799  $   5,996,810
                                      ============================================================
Year ended February 29, 2004
 Shares sold ......................    10,121,982   $107,220,157          2,573,609  $  31,154,172
 Shares issued in reinvestment
  of distributions ................     1,456,622     15,401,856            217,959      2,636,336
 Shares redeemed ..................    (8,144,304)   (85,942,821)        (2,001,064)   (24,102,935)
                                      ------------------------------------------------------------
 Net increase (decrease) ..........     3,434,300   $ 36,679,192            790,504  $   9,687,573
                                      ============================================================


214 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       -----------------------------------------------------------
                                            FRANKLIN OREGON                FRANKLIN PENNSYLVANIA
                                               TAX-FREE                          TAX-FREE
                                              INCOME FUND                       INCOME FUND
                                       -----------------------------------------------------------
                                         SHARES        AMOUNT              SHARES       AMOUNT
                                       -----------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2005
 Shares sold ......................     6,443,827   $ 75,822,532          5,634,383  $  58,622,685
 Shares issued in reinvestment
  of distributions ................     1,279,124     15,041,204          1,642,395     17,060,437
 Shares redeemed ..................    (6,228,102)   (72,979,927)       (10,092,555)  (104,360,117)
                                       -----------------------------------------------------------
 Net increase (decrease) ..........     1,494,849    $17,883,809         (2,815,777) $ (28,676,995)
                                       ===========================================================
Year ended February 29, 2004
 Shares sold ......................     5,072,675   $ 59,385,944          7,437,800  $  77,974,452
 Shares issued in reinvestment
  of distributions ................     1,255,455     14,705,775          1,686,506     17,700,608
 Shares redeemed ..................    (7,778,597)   (90,721,084)        (8,883,382)   (92,905,959)
                                       -----------------------------------------------------------
 Net increase (decrease) ..........    (1,450,467)  $(16,629,365)           240,924  $   2,769,101
                                       ===========================================================
CLASS B SHARES:
Year ended February 28, 2005
 Shares sold ......................                                         568,298  $   5,944,173
 Shares issued in reinvestment
  of distributions ................                                         113,405      1,181,707
 Shares redeemed ..................                                        (448,979)    (4,664,299)
                                                                        --------------------------
 Net increase (decrease) ..........                                         232,724  $   2,461,581
                                                                        ==========================
Year ended February 29, 2004
 Shares sold ......................                                       1,603,965  $  16,892,699
 Shares issued in reinvestment
  of distributions ................                                         104,293      1,097,423
 Shares redeemed ..................                                        (474,513)    (4,962,817)
                                                                        --------------------------
 Net increase (decrease) ..........                                       1,233,745  $  13,027,305
                                                                        ==========================
CLASS C SHARES:
Year ended February 28, 2005
 Shares sold ......................       796,153   $  9,439,734          1,241,307  $  13,046,278
 Shares issued in reinvestment
  of distributions ................       156,824      1,860,200            188,760      1,973,839
 Shares redeemed ..................    (1,330,206)   (15,669,991)        (1,482,117)   (15,454,855)
                                       -----------------------------------------------------------
 Net increase (decrease) ..........      (377,229)  $ (4,370,057)           (52,050) $    (434,738)
                                       ===========================================================
Year ended February 29, 2004
 Shares sold ......................     1,202,251   $ 14,208,193          1,805,858  $  19,082,893
 Shares issued in reinvestment
  of distributions ................       167,648      1,980,055            184,442      1,948,269
 Shares redeemed ..................    (1,130,336)   (13,283,776)        (1,454,355)   (15,320,663)
                                       -----------------------------------------------------------
 Net increase (decrease) ..........       239,563   $  2,904,472            535,945  $   5,710,499
                                       ===========================================================

(a) For the period September 2, 2003 (commencement of operations) to February 29, 2004 for the Franklin Federal Limited-Term Tax-Free Income Fund.

(b) For the period July 1, 2003 (effective date) to February 29, 2004.


                                                             Annual Report | 215

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------------
  SUBSIDIARY                                                           AFFILIATION
---------------------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                                    Investment manager
  Franklin Templeton Services LLC (FT Services)                        Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)                  Principal underwriter
  Franklin Templeton Investor Services LLC (Investor Services)         Transfer agent

A. MANAGEMENT FEES

The Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of the Funds as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
---------------------------------------------------------------------------
        0.625%          First $100 million
        0.500%          Over $100 million, up to and including $250 million
        0.450%          In excess of $250 million

The Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
---------------------------------------------------------------------------
        0.500%          First $100 million
        0.450%          Over $100 million, up to and including $250 million
        0.425%          Over $250 million, up to and including $500 million
        0.400%          In excess of $500 million

B. ADMINISTRATIVE FEES

The Franklin Federal Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to all the Funds except the Franklin Federal Limited-Term Tax-Free Income Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

For the Franklin Federal Limited-Term Tax-Free Income Fund, FT Services agreed in advance to voluntarily waive administrative fees, as noted in the Statements of Operations. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees as noted in the Statement of Operations. Total expenses waived by FT Services and Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.


216 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, reimburse Distributors up to 0.10%, 0.65%, and 0.65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan.

The Franklin Federal Limited-Term Tax-Free Income Fund reimburses Distributors up to 0.15% per year of its average daily net assets for costs incurred in marketing the fund's shares under a Rule 12b-1 plan.

Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                       --------------------------------------------------------------
                                         FRANKLIN        FRANKLIN         FRANKLIN         FRANKLIN
                                         ARIZONA         COLORADO        CONNECTICUT        DOUBLE
                                         TAX-FREE        TAX-FREE         TAX-FREE         TAX-FREE
                                       INCOME FUND     INCOME FUND       INCOME FUND     INCOME FUND
                                       --------------------------------------------------------------
Net sales charges received ..........  $    233,647    $     86,919      $    67,323     $    132,732
Contingent deferred sales charges
  retained ..........................  $    68,865     $      5,698      $     5,679     $     23,855
                                       --------------------------------------------------------------

                                       --------------------------------------------------------------
                                         FRANKLIN        FRANKLIN
                                          FEDERAL        FEDERAL          FRANKLIN         FRANKLIN
                                       INTERMEDIATE-   LIMITED-TERM      HIGH-YIELD       NEW JERSEY
                                       TERM TAX-FREE     TAX-FREE         TAX-FREE         TAX-FREE
                                        INCOME FUND    INCOME FUND       INCOME FUND     INCOME FUND
                                       --------------------------------------------------------------
Net sales charges received ..........  $     77,801    $         --      $ 1,269,317     $    233,482
Contingent deferred sales
  charges retained ..................  $      9,515    $        268      $   473,659     $    167,857

                                       ----------------------------
                                         FRANKLIN        FRANKLIN
                                          OREGON       PENNSYLVANIA
                                         TAX-FREE        TAX-FREE
                                       INCOME FUND     INCOME FUND
                                       ----------------------------
Net sales charges received ..........  $    209,177    $    173,992
Contingent deferred sales
  charges retained ..................  $     13,449    $     75,548


                                                             Annual Report | 217

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were paid to Investor Services:

                                       --------------------------------------------------------------
                                         FRANKLIN        FRANKLIN         FRANKLIN         FRANKLIN
                                         ARIZONA         COLORADO        CONNECTICUT        DOUBLE
                                         TAX-FREE        TAX-FREE         TAX-FREE         TAX-FREE
                                       INCOME FUND     INCOME FUND       INCOME FUND     INCOME FUND
                                       --------------------------------------------------------------
Transfer agent fees .................  $    211,559    $    110,842      $    90,576     $    134,028

                                       --------------------------------------------------------------
                                         FRANKLIN        FRANKLIN
                                          FEDERAL        FEDERAL          FRANKLIN         FRANKLIN
                                       INTERMEDIATE-   LIMITED-TERM      HIGH-YIELD       NEW JERSEY
                                       TERM TAX-FREE     TAX-FREE         TAX-FREE         TAX-FREE
                                        INCOME FUND    INCOME FUND       INCOME FUND     INCOME FUND
                                       --------------------------------------------------------------
Transfer agent fees .................  $    139,207    $      8,127      $ 1,762,845     $    313,615

                                       ----------------------------
                                         FRANKLIN        FRANKLIN
                                          OREGON       PENNSYLVANIA
                                         TAX-FREE        TAX-FREE
                                       INCOME FUND      INCOME FUND
                                       ----------------------------
Transfer agent fees .................  $    179,217    $    336,480

4. INCOME TAXES

At February 28, 2005, the following funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                       --------------------------------------------------------------
                                        FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                         ARIZONA         COLORADO        CONNECTICUT        DOUBLE
                                         TAX-FREE        TAX-FREE         TAX-FREE         TAX-FREE
                                       INCOME FUND     INCOME FUND       INCOME FUND     INCOME FUND
                                       --------------------------------------------------------------
Capital loss carryovers expiring in:
 2008 ...............................  $         --    $  1,188,685      $ 2,457,013     $         --
 2009 ...............................            --       1,524,288          427,481               --
 2011 ...............................            --          81,665           53,698               --
 2012 ...............................    20,108,487       4,695,674        3,034,219               --
 2013 ...............................            --              --               --          200,921
                                       --------------------------------------------------------------
                                       $ 20,108,487    $  7,490,312      $ 5,972,411     $    200,921
                                       ==============================================================


218 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                       ----------------------------------------------
                                         FRANKLIN
                                          FEDERAL        FRANKLIN          FRANKLIN
                                       INTERMEDIATE-    HIGH-YIELD        NEW JERSEY
                                       TERM TAX-FREE     TAX-FREE          TAX-FREE
                                        INCOME FUND    INCOME FUND       INCOME FUND
                                       ----------------------------------------------
Capital loss carryovers expiring in:
 2006 ...............................  $     95,778    $         --      $         --
 2008 ...............................       314,284      37,171,665                --
 2009 ...............................     1,207,419      73,985,675           251,316
 2010 ...............................       614,893      63,519,381                --
 2011 ...............................            --     131,377,453                --
 2012 ...............................     2,156,839      50,621,589         2,933,869
 2013 ...............................       373,568      35,250,377                --
                                       ----------------------------------------------
                                       $  4,762,781    $391,926,140      $  3,185,185
                                       ==============================================
                                       ----------------------------
                                         FRANKLIN        FRANKLIN
                                          OREGON       PENNSYLVANIA
                                         TAX-FREE        TAX-FREE
                                       INCOME FUND     INCOME FUND
                                       ----------------------------
Capital loss carryovers expiring in:
 2008 ...............................  $  1,737,485    $  1,499,688
 2009 ...............................       966,007       3,680,545
 2010 ...............................     1,860,003       4,726,279
 2012 ...............................     2,455,722              --
 2013 ...............................            --         876,215
                                       ----------------------------
                                       $  7,019,217    $ 10,782,727
                                       ============================

On February 28, 2005, the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund had expired capital loss carryovers of $228,817 and $99,478, respectively, which were reclassified to paid-in capital.

At February 28, 2005, the following funds had deferred capital losses occurring subsequent to October 31, 2004. For tax purposes, such losses will be reflected in the year ending February 28, 2006.

              ---------------------------------------------
                FRANKLIN
                 FEDERAL        FRANKLIN         FRANKLIN
              INTERMEDIATE-    HIGH-YIELD       NEW JERSEY
              TERM TAX-FREE     TAX-FREE         TAX-FREE
               INCOME FUND    INCOME FUND      INCOME FUND
              ---------------------------------------------
              $     79,655    $ 5,040,264      $    42,566


                                                             Annual Report | 219

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended February 28, 2005 and February 29, 2004, was as follows:

                                       --------------------------------------------------------------
                                             FRANKLIN ARIZONA                 FRANKLIN COLORADO
                                           TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                       --------------------------------------------------------------
                                           2005           2004              2005             2004
                                       --------------------------------------------------------------
Distributions paid from -
 tax exempt income ..................  $ 41,260,229    $ 44,305,450     $ 16,727,722     $ 16,685,871
                                       ==============================================================

                                       --------------------------------------------------------------
                                           FRANKLIN CONNECTICUT                FRANKLIN DOUBLE
                                           TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                       --------------------------------------------------------------
                                           2005            2004             2005             2004
                                       --------------------------------------------------------------
Distributions paid from:
 Tax exempt income ..................  $ 12,603,538    $ 13,685,729     $ 14,343,372     $ 14,005,112
 Long term capital gain .............            --              --          591,930          912,014
                                       --------------------------------------------------------------
                                       $ 12,603,538    $ 13,685,729     $ 14,935,302     $ 14,917,126
                                       ==============================================================

                                       --------------------------------------------------------------
                                             FRANKLIN FEDERAL                 FRANKLIN FEDERAL
                                            INTERMEDIATE-TERM                   LIMITED-TERM
                                           TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                       --------------------------------------------------------------
                                           2005            2004             2005             2004(a)
                                       --------------------------------------------------------------
Distributions paid from -
 tax exempt income ..................  $ 17,494,657    $ 15,691,581     $    448,664     $     98,401
                                       ==============================================================

                                       --------------------------------------------------------------
                                           FRANKLIN HIGH YIELD               FRANKLIN NEW JERSEY
                                           TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                       --------------------------------------------------------------
                                         2005              2004             2005             2004
                                       --------------------------------------------------------------
Distributions paid from -
 tax exempt income ..................  $288,166,798    $286,849,658     $ 41,520,883     $ 41,716,474
                                       ==============================================================

                                       --------------------------------------------------------------
                                             FRANKLIN OREGON                FRANKLIN PENNSYLVANIA
                                           TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                       --------------------------------------------------------------
                                         2005              2004             2005             2004
                                       --------------------------------------------------------------
Distributions paid from -
 tax exempt income ..................  $ 27,690,166    $ 27,611,831     $ 36,075,342     $ 37,295,172
                                       ==============================================================

(a) For the period September 2, 2003 (commencement of operations) to
February 29, 2004 for the Franklin Federal Limited-Term Tax-Free Income Fund.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, bond discounts, and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures, and bond discounts.


220 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At February 28, 2005, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income and undistributed short term and long term capital gains for income tax purposes were as follows:

                                                       ----------------------------------------------
                                                         FRANKLIN         FRANKLIN         FRANKLIN
                                                         ARIZONA          COLORADO       CONNECTICUT
                                                         TAX-FREE         TAX-FREE         TAX-FREE
                                                       INCOME FUND      INCOME FUND      INCOME FUND
                                                       ----------------------------------------------
Cost of investments .............................      $850,161,337     $354,523,195     $270,857,765
                                                       ==============================================
Unrealized appreciation .........................      $ 61,154,768     $ 26,156,026     $ 17,102,374
Unrealized depreciation .........................        (1,410,400)         (73,466)        (874,839)
                                                       ----------------------------------------------
Net unrealized appreciation (depreciation) ......      $ 59,744,368     $ 26,082,560     $ 16,227,535
                                                       ==============================================

Undistributed tax exempt income .................      $    221,203     $    274,274     $    228,789
Undistributed ordinary income ...................            14,443               --               --
                                                       ----------------------------------------------
Distributable earnings ..........................      $    235,646     $    274,274     $    228,789
                                                       ==============================================

                                                    -------------------------------------------------
                                                        FRANKLIN    FRANKLIN FEDERAL FRANKLIN FEDERAL
                                                         DOUBLE    INTERMEDIATE-TERM   LIMITED-TERM
                                                        TAX-FREE        TAX-FREE         TAX-FREE
                                                       INCOME FUND    INCOME FUND      INCOME FUND
                                                    -------------------------------------------------
Cost of investments .............................   $   330,576,596     $498,259,468     $ 35,500,214
                                                    =================================================
Unrealized appreciation .........................   $    19,623,844     $ 18,791,875          $48,763
Unrealized depreciation .........................          (327,562)        (552,300)        (236,847)
                                                    -------------------------------------------------
Net unrealized appreciation (depreciation) ......   $    19,296,282     $ 18,239,575     $   (188,084)
                                                    =================================================

Undistributed tax exempt income .................   $       113,980     $    221,669          $68,907
Undistributed short term capital gains ..........                --               --              113
Undistributed long term capital gains ...........                --               --               93
                                                    -------------------------------------------------
Distributable earnings ..........................   $       113,980     $    221,669          $69,113
                                                    =================================================

                                                    -------------------------------------------------
                                                         FRANKLIN         FRANKLIN         FRANKLIN
                                                        HIGH YIELD       NEW JERSEY         OREGON
                                                         TAX-FREE         TAX-FREE         TAX-FREE
                                                       INCOME FUND      INCOME FUND      INCOME FUND
                                                    -------------------------------------------------
Cost of investments .............................   $ 5,202,154,645     $918,900,658     $602,598,322
                                                    =================================================
Unrealized appreciation .........................   $   380,131,410     $ 65,453,208     $ 39,101,795
Unrealized depreciation .........................       (78,211,120)        (791,842)        (110,690)
                                                    -------------------------------------------------
Net unrealized appreciation (depreciation) ......   $   301,920,290     $ 64,661,366     $ 38,991,105
                                                    =================================================

Undistributed tax exempt income .................   $     4,458,885     $    905,817     $    923,272
Undistributed ordinary income ...................            14,882               --               --
                                                    -------------------------------------------------
Distributable earnings ..........................   $     4,473,767     $    905,817     $    923,272
                                                    =================================================


                                                             Annual Report | 221

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                                       ------------
                                                         FRANKLIN
                                                       PENNSYLVANIA
                                                         TAX-FREE
                                                       INCOME FUND
                                                       ------------
Cost of investments .............................      $768,588,343
                                                       ============
Unrealized appreciation .........................      $ 49,011,428
Unrealized depreciation .........................          (332,573)
                                                       ------------
Net unrealized appreciation (depreciation) ......      $ 48,678,855
                                                       ============

Distributable earnings -
 undistributed tax exempt income ................      $    846,895
                                                       ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended February 28, 2005, were as follows:

                                       --------------------------------------------------------------
                                         FRANKLIN        FRANKLIN         FRANKLIN         FRANKLIN
                                         ARIZONA         COLORADO       CONNECTICUT         DOUBLE
                                         TAX-FREE        TAX-FREE         TAX-FREE         TAX-FREE
                                       INCOME FUND     INCOME FUND      INCOME FUND      INCOME FUND
                                       --------------------------------------------------------------
Purchases ..........................   $254,962,118    $120,300,077     $  8,018,636     $ 47,249,804
Sales ..............................   $288,650,081    $110,195,162     $ 24,657,454     $ 34,708,938

                                       --------------------------------------------------------------
                                         FRANKLIN        FRANKLIN
                                          FEDERAL        FEDERAL          FRANKLIN         FRANKLIN
                                       INTERMEDIATE-   LIMITED-TERM      HIGH-YIELD       NEW JERSEY
                                       TERM TAX-FREE     TAX-FREE         TAX-FREE         TAX-FREE
                                        INCOME FUND    INCOME FUND      INCOME FUND      INCOME FUND
                                       --------------------------------------------------------------
Purchases ..........................   $105,044,832    $ 12,482,986     $669,614,795     $128,291,210
Sales ..............................   $ 43,449,091    $  3,740,050     $442,551,068     $108,424,014

                                       ----------------------------
                                         FRANKLIN        FRANKLIN
                                          OREGON       PENNSYLVANIA
                                         TAX-FREE        TAX-FREE
                                       INCOME FUND      INCOME FUND
                                       ----------------------------
Purchases ..........................   $ 85,290,022    $ 60,680,398
Sales ..............................   $ 64,498,316    $ 80,410,487


222 | Annual Report

Franklin Tax-Free Trust

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 41.7% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2005, the value of these securities was $18,180,525, representing 0.33% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.

Each of the Funds invest a large percentage of their total assets in obligations of issuers within their respective states, except for the Franklin Federal Intermediate-Term Tax-Free Income Fund, the Franklin Federal Limited-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states.

7. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").


                                                             Annual Report | 223

Franklin Tax-Free Trust

7. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing, in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing", failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.


224 | Annual Report

Franklin Tax-Free Trust

7. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

On November 17, 2004, Franklin Resources, Inc. announced that Franklin Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

The SEC's Second Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the Second Order. When approved, disbursements of settlement monies under the SEC's Second Order will be made promptly in accordance with the terms and conditions of that order.


                                                             Annual Report | 225

Franklin Tax-Free Trust

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

The Company, and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits identified above are without merit and intend to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


226 | Annual Report

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund (separate portfolios of The Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 28, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 11, 2005


                                                             Annual Report | 227

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2005. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2006, shareholders will be notified of amounts for use in preparing their 2005 income tax returns.

Under Section 852(b)(3)(C) of the Code, the Franklin Federal Limited-Term Tax-Free Income Fund hereby designates $93 as a capital gain dividend for the fiscal year ended February 28, 2005.


228 |  Annual Report

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (83)        Trustee         Since 1984         115                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (72)            Trustee         Since 1984         143                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                           company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (72)         Trustee         Since 1989         144                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (53)            Trustee         Since 1998         98                         Director, Amerada Hess Corporation
One Franklin Parkway                                                                           (exploration and refining of oil
San Mateo, CA 94403-1906                                                                       and gas), H.J. Heinz Company
                                                                                               (processed foods and allied
                                                                                               products), RTI International Metals,
                                                                                               Inc. (manufacture and distribution
                                                                                               of titanium), Canadian National
                                                                                               Railway (railroad), and White
                                                                                               Mountains Insurance Group, Ltd.
                                                                                               (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (75)           Trustee         Since 1984         117                        Director, The California Center for
One Franklin Parkway                                                                           Land Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 229

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (76)           Trustee         Since 1992         143                        Director, Martek Biosciences
One Franklin Parkway                                                                           Corporation, MedImmune, Inc.
San Mateo, CA 94403-1906                                                                       (biotechnology), and Overstock.com
                                                                                               (Internet services); and FORMERLY,
                                                                                               Director, MCI Communication
                                                                                               Corporation (subsequently known as
                                                                                               MCI WorldCom, Inc. and WorldCom,
                                                                                               Inc.) (communications services)
                                                                                               (1988-2002), White Mountains
                                                                                               Insurance Group, Ltd. (holding com-
                                                                                               pany) (1987-2004) and Spacehab, Inc.
                                                                                               (aerospace services) (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (72)        Trustee         Since 1984         143                        None
One Franklin Parkway             and Chairman
San Mateo, CA 94403-1906         of the Board
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (64)    Trustee,        Trustee since      127                        None
One Franklin Parkway             President and   1984, President
San Mateo, CA 94403-1906         Chief           since 1993 and
                                 Executive       Chief Executive
                                 Officer -       Officer -
                                 Investment      Investment
                                 Management      Management
                                                 since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


230 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (45)              Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (59)             Vice President  Since 1986         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.
and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (40)       Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)              Chief           Since July 2004    Not Applicable             Not Applicable
One Franklin Parkway             Compliance
San Mateo, CA 94403-1906         Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (42)             Treasurer       Since July 2004    Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 34 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (44)          Vice President  Since 1995         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                             Annual Report | 231

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)            Senior Vice     Since 2002         Not Applicable             Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)               Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)            Vice President  Since 2000         Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)           Vice President  Since 2002         Not Applicable             Not Applicable
600 Fifth Avenue                 - AML
Rockefeller Center               Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc.
and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)           Vice President  Since 2000         Not Applicable             None
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


232 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                    NUMBER OF PORTFOLIOS IN
                                                 LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED        BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)             Chief Financial Since May 2004     Not Applicable             Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer
-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (43)                Vice President  Since 2000         Not Applicable             None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments trust complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                             Annual Report | 233

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


234 | Annual Report

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE
Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4),(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund

TAX-FREE INCOME(6)
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida(8)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(9)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a por- tion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any

(5) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(6) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7) Portfolio of insured municipal securities.

(8) These funds are available in two or more variations, including long-term portfolios, portfo- lios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(9) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/05                                              Not part of the annual report

    [LOGO](R)
FRANKLIN(R) TEMPLETON(R)     One Franklin Parkway
      INVESTMENTS            San Mateo, CA 94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.


ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST


INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


TF3 A2005 04/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $70,037 for the fiscal year ended February 28, 2005 and $895,414 for the fiscal year ended February 29, 2004.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $3,579 for the fiscal year ended February 28, 2005 and $47,910 for the fiscal year ended February 29, 2004. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $5,253 for the fiscal year ended February 28, 2005 and $0 for the fiscal year ended February 29, 2004. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 28, 2005 and $9,925 for the fiscal year ended February 29, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 28, 2005 and $90,075 for the fiscal year ended February 29, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $8,832 for the fiscal year ended February 28, 2005 and $147,910 for the fiscal year ended February 29, 2004.

(h) No disclosures are required by this Item 4(h).

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    April 25, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    April 25, 2005


By /s/Galen G. Vetter
      Chief Financial Officer
Date    April 25, 2005